[MUNDER FUNDS BE FOCUSED LOGO]

FAMILY OF MUTUAL FUNDS

LARGE-CAP EQUITY
Large-Cap Growth
Multi-Season Growth
Index 500
Large-Cap Value

MID- TO MICRO-CAP EQUITY
MidCap Select
Small Company Growth
Small-Cap Value
Micro-Cap Equity

NICHE / SECTOR EQUITY
NetNet
Future Technology
Framlington Healthcare
Bio(Tech)(2)
Power Plus
Real Estate Equity Investment

HYBRID
Balanced
Fund of Funds

INTERNATIONAL
Framlington International Growth
International Equity
Framlington Emerging Markets
International Bond

TAXABLE INCOME
Bond
Intermediate Bond
U.S. Government Income

TAX-FREE INCOME
Michigan Tax-Free Bond
Tax-Free Bond
Tax-Free Short-Intermediate Bond

MONEY MARKET
Cash Investment
Money Market
Tax-Free Money Market
U.S. Treasury Money Market                                    Semi-Annual Report
                                                               December 31, 2001

                                                         THE MUNDER EQUITY FUNDS
                                                    CLASS A, B, C, II & Y SHARES

                                                                        BALANCED
                                                                    BIO(TECH)(2)
                                                                 DIGITAL ECONOMY
                                                            INTERNATIONAL EQUITY
                                        LARGE-CAP GROWTH (FORMERLY FOCUS GROWTH)
                                        LARGE-CAP VALUE (FORMERLY EQUITY INCOME)
                                                                MICRO-CAP EQUITY
                                                                   MIDCAP SELECT
                                                             MULTI-SEASON GROWTH
                                                                      POWER PLUS
                                                   REAL ESTATE EQUITY INVESTMENT
                                                                 SMALL-CAP VALUE
                                                            SMALL COMPANY GROWTH

                                                    THE MUNDER FRAMLINGTON FUNDS
                                                    CLASS A, B, C, II & Y SHARES

                                                    FRAMLINGTON EMERGING MARKETS
                                           FRAMLINGTON GLOBAL FINANCIAL SERVICES
                                                          FRAMLINGTON HEALTHCARE
                                                FRAMLINGTON INTERNATIONAL GROWTH

                                                                    "We anticipate that financial
                                                                    market volatility will continue
                                                                    into 2002. Our goal is to take
                                                                    advantage of that volatility by
                                                                    seeking out opportunities that we
                                                                    believe will benefit our
                                                                    clients."

THE MUNDER FUNDS LETTER TO SHAREHOLDERS

DEAR FELLOW MUNDER FUND SHAREHOLDERS:

       The past six months have been difficult ones for the financial markets and for our nation. For the stock market, the six months as a whole revolved around September 11. That event had such a profound impact on the nation, the economy and the financial markets that any discussion of the past six months has to be divided into pre- and post-September 11.

       The stock market had been weak prior to September 11. From June 30 through the close of trading on September 10, the S&P 500 Index had fallen by 10.50%. When the stock market reopened on September 17, an initial wave of emotional selling drove the S&P 500 to its 2001 low. At that point, investors became more rational and fundamentals once again mattered. Investors knew that the economic disruptions immediately following September 11 would be hard on corporate earnings. They also knew, however, that the increased monetary and fiscal policy stimulus following September 11 might result in an economic recovery that was sharper and swifter than previously anticipated and the market began to move up. While the S&P 500 had fallen 14.67% in the third quarter, it rose by 10.69% in the fourth quarter, generating a -5.56% return for the six-month period ending December 31.

       Even with a strong rebound in the fourth quarter, eight of the ten sectors of the S&P 500 universe generated a negative return for the six-month period extending from June 30 through December 31, 2001. The consumer staples and healthcare sectors, viewed as relatively defensive, were the only two sectors to earn a positive return. During this six-month period, small-cap stocks generated the best relative returns. The S&P SmallCap 600 Index managed to eke out a positive return of 0.29% while the large-cap S&P 500 Index had the weakest return of -5.56%. The divergence of performance across size and style segments of the stock market during the past two quarters illustrates the importance of portfolio diversification.

       We anticipate that financial market volatility will continue into 2002. Our goal is to take advantage of that volatility by seeking out opportunities that we believe will benefit our clients. In our equity funds, we will continue to focus on finding companies with strong earnings growth and attractive valuations.

       As you may already know, pending shareholder approval, The Munder Funds intend to merge the Munder Digital Economy Fund into the Munder Large-Cap Growth Fund and the Munder Framlington Global Financial Services Fund into the Munder Large-Cap Value Fund in early April 2002. These mergers are proposed in an effort to reduce expenses for Digital Economy Fund and Framlington Global Financial Services Fund shareholders. We believe the mergers, which will not be taxable events, will provide these shareholders with a compatible, lower cost investment alternative.

       On the following pages, you will find information and commentary on the relative and absolute performance of each of the Funds covered in this Semi-Annual Report for the six months ended December 31, 2001. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment objectives.

       Very truly yours,

       /s/ James C. Robinson
       James C. Robinson, President
       The Munder Funds

Table of
        Contents

--------------------------------------------------------------------------------

                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                III         Munder Balanced Fund
                                III         Munder Bio(Tech)(2) Fund
                                IV          Munder Digital Economy Fund
                                V           Munder International Equity Fund
                                V           Munder Large-Cap Growth Fund
                                VI          Munder Large-Cap Value Fund
                                VI          Munder Micro-Cap Equity Fund
                                VII         Munder MidCap Select Fund
                                VIII        Munder Multi-Season Growth Fund
                                IX          Munder Power Plus Fund
                                IX          Munder Real Estate Equity Investment Fund
                                X           Munder Small-Cap Value Fund
                                XI          Munder Small Company Growth Fund
                                XI          Munder Framlington Emerging Markets Fund
                                XII         Munder Framlington Global Financial Services Fund
                                XII         Munder Framlington Healthcare Fund
                                XIII        Munder Framlington International Growth Fund

                 PORTFOLIO OF INVESTMENTS --

                                1           Munder Balanced Fund
                                11          Munder Bio(Tech)(2) Fund
                                13          Munder Digital Economy Fund
                                15          Munder International Equity Fund
                                32          Munder Large-Cap Growth Fund
                                34          Munder Large-Cap Value Fund
                                37          Munder Micro-Cap Equity Fund
                                40          Munder MidCap Select Fund
                                43          Munder Multi-Season Growth Fund
                                46          Munder Power Plus Fund
                                48          Munder Real Estate Equity Investment Fund
                                50          Munder Small-Cap Value Fund
                                53          Munder Small Company Growth Fund
                                56          Munder Framlington Emerging Markets Fund
                                60          Munder Framlington Global Financial Services Fund
                                62          Munder Framlington Healthcare Fund
                                66          Munder Framlington International Growth Fund
                                70          FINANCIAL STATEMENTS
                                106         FINANCIAL HIGHLIGHTS
                                163         NOTES TO FINANCIAL STATEMENTS

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE
           NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
           OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Management's Discussion of
        Fund Performance

--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
   The economic disruptions that resulted from September 11 removed any doubts that the economy would fall into a recession. In fact, the National Bureau of Economic Research (NBER) announced in December that a recession had begun in March 2001. By the time the NBER had pronounced that the economy was officially in a recession, however, investors were already anticipating an economic rebound in 2002. Reasons for this optimism included the increased liquidity provided by the Federal Reserve throughout 2001 and the increased fiscal stimulus given the sizeable spending bills that Congress passed in the wake of September 11.

   The National Association of Purchasing Management recently changed its name to the Institute for Supply Management (ISM), but its widely followed indices remain unchanged. Since its plunge to 39.8 in October, the ISM Index for manufacturing activity rebounded to 47.0 in November and stood at 48.2 in December. Both the production and new orders components rose above 50 in December, indicating expansion in these key categories. Historically, any reading over 42.7 tends to point to an expansion of the overall economy. The ISM's index for non-manufacturing activity stood at 54.2 in December, well into the range indicating expansion.

   The University of Michigan's index of consumer sentiment, which plunged from
91.5 in August to 81.8 in the aftermath of September 11, had moved back up to
88.8 by December. The Conference Board's consumer confidence index surged more dramatically, rising from 84.9 in November to 93.7 in December.

THE STOCK MARKET
   The six-month period ending December 31 encompasses two vastly different quarters in terms of investment performance. The S&P 500 Index fell by 14.67% in the third quarter and rose by 10.69% in the fourth quarter. During the third quarter, the defensive sectors of the S&P 500, such as health care and consumer staples, had positive returns while economically sensitive sectors, such as technology and consumer discretionary, had double-digit negative returns. In the fourth quarter, the technology and consumer discretionary sectors of the S&P 500 Index were the top performers. For the six-month period as a whole, the S&P 500 Index fell by -5.56%. Small-capitalization stocks outperformed larger-cap stocks for that six-month period. In addition, value stocks, viewed as relatively defensive, outperformed growth stocks. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market. Growth stocks are those selected largely because of anticipated growth in earnings.

[THE PERFORMANCE DATA CONTAINED IN THE FOLLOWING COMMENTARY ARE BASED ON THE Y CLASS OF SHARES. THE RETURNS FOR THE FUNDS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR UPON THE REDEMPTION OF FUND SHARES. PLEASE NOTE THAT IN SOME OF THE FOLLOWING COMMENTARY, THE MUNDER FUNDS ARE COMPARED TO VARIOUS STOCK MARKET INDICES. IT IS IMPORTANT TO REMEMBER THAT THE RETURNS FOR THE MUNDER FUNDS ARE REPORTED AFTER THE DEDUCTION OF ALL EXPENSES. SINCE THE MARKET INDICES ARE NOT ACTUAL FUNDS, THERE ARE NO EXPENSES NETTED AGAINST THEIR RETURNS. PLEASE NOTE THAT YOU CANNOT INVEST DIRECTLY IN AN INDEX.]

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MUNDER BALANCED FUND

FUND MANAGER: THE MUNDER BALANCED FUND TEAM
   The Fund earned a return of -1.48% for the six-month period ending December 31, 2001, relative to the -1.31% return for a 60%/20%/20% blend of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Credit Index and the -4.75% median return for the Lipper universe of balanced mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending December 31. As of December 31, the asset allocation was 62% equities and 38% fixed income and cash equivalents.

   The Munder Balanced Fund is a diversified portfolio with equity holdings ranging from large company to small company stocks. The equity styles represented in the Fund include both growth and value. Growth stocks are those selected largely because of anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market. The fixed income portion of the Fund includes bonds from the corporate, government and mortgage-related sectors of the market.

   The Fund performed roughly in line with its benchmarks for the six-month period ending December 31, 2001. Strong relative performance during the fourth quarter was offset by weaker relative performance for the third quarter. During the third quarter, strength in the fixed income portion of the Fund and in the value-related equity holdings could not offset relative weakness among the growth stocks held in the Fund, particularly the smaller-cap growth stocks. In contrast, growth stocks rebounded during the fourth quarter as investors began to anticipate an economic recovery in 2002. This rebound in growth stocks, particularly small-cap stocks, erased most but not all of the relative underperformance of the Fund seen earlier in the six-month period.

MUNDER BIO(TECH)(2) FUND

FUND MANAGER: THE MUNDER BIO(TECH)(2) FUND TEAM
   The Fund generated a return of -8.64% for the six-month period ending December 31, 2001, compared to the -10.35% return for the NASDAQ Biotech Index and the -0.38% median return for the Lipper universe of health/biotechnology mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, three-month and nine-month periods ending December 31.

   The Fund invests in biotechnology companies and in companies that provide medical technology through medical devices, instruments and information technologies. Through its investments in biotechnology and medical technology, the Fund strives to invest in the growing pool of technology breakthroughs that are improving the human condition.

   Weak relative performance during the third quarter of 2001 was more than offset by relative strength during the fourth quarter. The Fund's share price was hit hard during the first week following the re-opening of U.S. stock markets on September 17. While there was a significant recovery in healthcare stocks the next week, the biotechnology sector, which does not share the defensive characteristics of healthcare stocks in the minds of investors, was slower to rally.

                                                                             iii
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   However, the biotech sector began to rebound late in September and experienced a strong fourth quarter. Three major biotech mergers were announced during the fourth quarter: Medimmune's $1 billion merger with Aviron, Amgen's $16 billion deal with Immunex and Millennium's $2 billion deal with COR Therapeutics. We held both Medimmune and Aviron and both stocks did well after the merger announcement, with their merger being favorably received by investors. Investors were not as favorably disposed toward the Millennium acquisition of COR Therapeutics. We had been a seller of COR prior to the acquisition, based on declining growth of Integrilin, the company's major product, and the lack of additional products in its pipeline.

   The trading trend for the Fund during the fourth quarter generally involved taking money out of mature product companies and putting money into tools and earlier stage product companies. Following this pattern, profits were taken throughout the quarter from Cephalon, Protein Design Labs, Aviron (post acquisition announcement) and Scios. Some of the positions that were increased included Discovery Partners, Viropharma, Millennium Pharmaceuticals, ISIS Pharmaceuticals and Orchid Biosciences.

MUNDER DIGITAL ECONOMY FUND

FUND MANAGER: THE MUNDER DIGITAL ECONOMY FUND TEAM
   For the six-month period ending December 31, 2001, the Fund had a return of -16.75%, relative to the -5.56% return for the S&P 500 Index and the -11.42% median return for the Lipper universe of multi-cap growth mutual funds.

   The Fund struggled during the third quarter in the midst of the turmoil caused by the September 11 tragedy and the continued uncertainty surrounding corporate earnings. This weak relative performance was primarily due to the aggressive growth aspects of the portfolio. The companies represented in the Fund embody the spirit of the digital economy by being willing to embrace change and follow through by leveraging technology to gain a competitive advantage. The third quarter proved to be a very difficult environment for this type of company. The biggest detractors from performance during the quarter included holdings in the technology, utilities, materials and telecommunications sectors. The companies represented in these sectors tend to be involved in next generation software, alternative energy or commodities. Given the flight to safety during the quarter, exacerbated by some panic selling after the markets reopened on September 17, there was very little investor interest in these types of companies.

   In the strong stock market that characterized the fourth quarter, the Fund outpaced the S&P 500 Index. However, the strong relative performance in the October through December period was not enough to offset the weakness coming from the third quarter.

   Strength in the fourth quarter came largely from information technology, telecommunication services, energy and materials. Weaker sectors included industrials, consumer discretionary and healthcare stocks.

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MUNDER INTERNATIONAL EQUITY FUND

FUND MANAGERS: THE MUNDER INTERNATIONAL EQUITY FUND TEAM
   The Fund generated a return of -8.72% for the six-month period ending December 31, 2001, relative to the -7.57% return for the FTSE World ex-U.S. Index and the -8.62% median return for the Lipper universe of international equity mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, three-month, one-year, three-year and five-year time periods ending December 31. It has earned a return greater than its FTSE benchmark for the one-month, three-month, nine-month, one-year, three-year and five-year periods ending December 31.

   The Fund is designed to provide U.S. investors with broad diversification to international stock markets. The Fund typically holds between 600 and 800 securities representing over 50 countries.

   The six-month performance of international stock markets followed the pattern of the U.S. stock market, with a sharp decline in the third quarter and a rebound in the fourth quarter. During the third quarter, international markets struggled as a result of the decline in global economic growth. Both actual and perceived weakness was exacerbated in the wake of September 11.

   The fourth-quarter rally in foreign stocks was due to a combination of factors, including a significant decline in oil prices and interest rate cuts by central banks around the globe. Nonetheless, the fourth-quarter rebound was not sufficient to offset the double-digit negative returns for the six-month period as a whole.

   One foreign economy that has done a good job of weathering the global slowdown is the U.K., which continued to experience positive growth while other nations were showing declines. In contrast to the U.K., the Eurozone was skirting recession, with economic growth just above 0%. However, a decline in inflation has given the European Central Bank (ECB) increased flexibility in easing monetary policy.

   Japan remained the most negative story among the world's major economies, with the country entering its fourth recession in a decade. Corporate sentiment continued to deteriorate, capital spending plans were revised downward, deflation grew and the policy response was ineffective.

   For the six-month period, the strongest international stock exchanges, all with positive double-digit returns, included Russia, Korea, Australia and Taiwan. The weakest markets, with double-digit negative returns for the six-month period, included Japan, China, Argentina and Greece.

MUNDER LARGE-CAP GROWTH FUND
(FORMERLY THE MUNDER FOCUS GROWTH FUND)

FUND MANAGER: THE MUNDER LARGE-CAP GROWTH FUND TEAM
   For the six-month period ending December 31, 2001, the Fund exhibited a return of -9.53% relative to the -7.20% return for the Russell 1000 Growth Index and the -8.59% median return for the Lipper universe of large-cap growth mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the three-month, nine-month and two-year periods ending December 31.

                                                                               v
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   Like its Russell 1000 Growth benchmark, the Fund experienced double-digit negative returns during the third quarter, followed by double-digit positive returns in the fourth quarter. In both quarters, however, the Fund's performance was slightly weaker than its benchmark. During the third quarter, the slight underperformance of the Fund was largely due to the disappointing relative returns of its technology and telecommunications holdings. In contrast, the Fund showed strong relative returns in the consumer cyclicals, consumer staples, finance, healthcare and industrials sectors. These returns were not sufficient, however, to offset the relative weakness in the technology and telecommunications sectors.

   During the fourth quarter, the Fund was positioned somewhat more conservatively than its Russell 1000 Growth benchmark. This held back performance as investors rotated into more cyclical stocks in anticipation of an economic recovery in 2002. In addition, while the Fund generated strong relative returns in the consumer staples, industrials, finance and telecommunications sectors, these returns were offset by weakness in the technology, consumer discretionary and healthcare sectors.

MUNDER LARGE-CAP VALUE FUND
(FORMERLY THE MUNDER EQUITY INCOME FUND)

FUND MANAGERS: THE MUNDER LARGE-CAP VALUE FUND TEAM
   The Fund exhibited a return of -1.72% for the six-month period ending December 31, 2001, relative to the -4.39% return of the Russell 1000 Value Index and the -4.45% median return for the Lipper universe of large-cap value mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, six-month, nine-month, and one-year periods ending December 31.

   The Fund outperformed its Russell 1000 Value benchmark for both the third and fourth quarters. The lack of exposure to airline stocks helped to boost the relative performance of the Fund during the third quarter. In addition, the continuing decline in interest rates was a positive for many financial stocks, the most heavily weighted sector in the Fund.

   During the fourth quarter, robust results in the technology, consumer discretionary and energy sectors were the key contributors to the Fund's strong relative returns. There were stocks within these sectors that had large gains as uncertainty about near-term earnings was reduced. The Fund's dual focus on valuation and the fundamental trends of each company has also helped to boost relative returns during the current economic downturn.

MUNDER MICRO-CAP EQUITY FUND

FUND MANAGER: THE MUNDER MICRO-CAP EQUITY FUND TEAM
   The Fund earned a return of 2.15% for the six-month period ending December 31, 2001, relative to the -0.10% return for the Wilshire Micro-Cap Index and the -0.20% median return for the Lipper universe of small-cap core mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, three-month, six-month, nine-month, one-year, three-year and five-year periods ending December 31.

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   Lagging performance in the third quarter was more than offset by the Fund's strong relative returns for the fourth quarter. During the third quarter, the Fund underperformed its benchmark due largely to its overweighted position in technology, one of the weakest sectors of the market. While there was no safe haven in the micro-cap market during the third quarter, financial stocks tended to hold up well in relative terms.

   During the fourth quarter, each economic segment within the Fund had good relative performance, with the exception of energy and materials. While numerous stocks within the Fund had substantial gains during the quarter, the largest positive contributions came from Websense Inc., TTI Team Telecom International, and IKOS Systems. Websense is a provider of products that enable companies to monitor, report and manage how their employees use the Internet. TTI Team Telecom International offers software to support the management and operations of telecommunications networks. IKOS Systems provides systems used in the verification of integrated circuits.

MUNDER MIDCAP SELECT FUND

FUND MANAGER: THE MUNDER MIDCAP SELECT FUND TEAM
   The Fund earned a return of -2.32% for the six-month period ending December 31, 2001, relative to the -1.56% return for the S&P MidCap 400 Index and the -2.91% median return for the Lipper universe of mid-cap core mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, six-month, nine-month, one-year and two-year periods ending December 31.

   While the Fund outpaced the median return for its Lipper universe of mid-cap core mutual funds for the six-month period, it underperformed its S&P MidCap 400 Index by 0.76 percentage points. Stronger relative returns during the third quarter did not offset somewhat weaker relative returns in the fourth quarter.

   In the uncertain investment environment that characterized the third quarter, companies with more predictable earnings, a primary characteristic of the securities represented in the Fund, held up relatively well. As a result, the Fund exhibited strong relative performance when the markets reopened after the September 11 attacks. Among the leading performers during the quarter were holdings in the healthcare and industrials sectors. Specifically, L-3 Communications, a defense electronics company and the Fund's largest holding, generated strong returns. In addition, the Fund benefited from the performance of Orion Power Holdings which was acquired, at a large premium, by Reliant Resources in late September. Orion is a company that generates and sells electric power. In contrast to these strong performers, the utilities sector of the Fund exhibited weak relative returns.

   The Fund underperformed its benchmark for the fourth quarter, although it did generate solid absolute returns. Like its benchmark S&P MidCap 400 universe, the Fund's consumer discretionary and technology holdings performed well. This was more than offset, however, by a weak relative showing from its healthcare and industrial stocks.

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MUNDER MULTI-SEASON GROWTH FUND

FUND MANAGERS: THE MUNDER MULTI-SEASON GROWTH FUND TEAM
   The Fund generated a return of -5.04% for the six-month period ending December 31, 2001. This compares to the -5.56% return for the S&P 500 Index and the -5.90% median return for the Lipper universe of large-cap core mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, three-month, six-month and nine-month periods ending December 31.

   The Fund underperformed its S&P 500 benchmark slightly during the third quarter. However, its strong relative performance during the fourth quarter resulted in the Fund outperforming the S&P 500 Index for the six-month period ending December 31.

   The strongest relative performance during the third quarter came from the consumer discretionary and healthcare sectors. Within the consumer discretionary sector (15% of the Fund), our holdings of Wendy's (+4%) and Family Dollar Stores (+2%) were able to buck the negative tone of the market and generate positive returns for the quarter. In the healthcare sector (15% of the Fund), the performance of the Fund's holdings was helped by investors' move toward defensive growth stocks. Among the Fund's healthcare holdings, the leading contributors to the Fund's returns for the quarter included Baxter (+9%), Cardinal Health (+5%), Johnson & Johnson (+9%) and Merck (+4%). The strong relative performance of these sectors, however, was offset by weakness in the consumer staples and telecommunication services sectors.

   As would be expected, there were significant changes in the relative performance of Fund holdings after September 11. Finance holdings (20% of the Fund) tended to do better as a result of the Federal Reserve's move to increase liquidity and lower interest rates. Security brokerage stocks tended to do poorly, reflecting a more pessimistic view of market trends. We were underweighted in brokerage stocks and overweighted in most other areas of finance. This was a positive for Fund returns.

   During the fourth quarter, the Fund sectors with the strongest performance relative to the S&P 500 Index were consumer discretionary, information technology and industrials. In the consumer discretionary sector (15% of the Fund), the best performers were Kohl's (+47%), Lowe's Cos. (+47%) and Omnicom (+38%). The Fund's restaurant holdings, which included Darden (+35%) and Brinker (+26%) also boosted performance. In the information technology sector (17% of the Fund), overweighted positions in Veritas Software (+143%) and Check Point Software (+81%) had a positive impact on relative returns. Among the industrials holdings (12% of the Fund), the best performing stocks were Concord EFS (+34%), Tyco International (+29%) and Automatic Data Processing (+25%), all of which were overweighted in the Fund. All three companies met or beat their earnings estimates.

   Weakness in the healthcare and finance sectors only partially offset the Fund's strength in other sectors of the Fund during the fourth quarter. In the healthcare sector (15% of the Fund), relative returns were hurt by an overweight in Cardinal Health (-13%). During the quarter, the stock retraced some of the strong upward move it made during the first nine months of the year. An

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overweighted position in Merck (-12%) also held back returns as the company re-announced disappointing results.

MUNDER POWER PLUS FUND

FUND MANAGER: THE MUNDER POWER PLUS FUND TEAM
   The Munder Power Plus Fund began operations on March 13, 2001. The Fund generated a return of -13.26% for the six-month period ending December 31, 2001, relative to the -3.83% return for the Deutsche Bank Energy Index and the -5.88% return for the Lipper universe of natural resources mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month and three-month periods ending December 31.

   The weak performance of the Fund relative to its benchmark came during the third quarter, when the Fund generated a return of -27.46% relative to the -10.77% return for the Deutsche Bank Energy Index. For the fourth quarter, the Fund generated a return of 19.58% relative to the 7.77% return for the Deutsche Bank Energy Index. The Fund's strong finish to 2001, however, was not sufficient to offset its relative weakness during the third quarter.

   One reason for the lagging performance of the Fund during the third quarter was the weakness in the returns generated by the alternative power technology companies represented in the Fund. Many of these stocks are listed on NASDAQ and, despite strong balance sheets and good fundamentals, were caught up in the volatility of that market as investors turned to more defensive investments.

   The Fund finished the year with strong fourth quarter returns. Both the alternative and the conventional energy and power sectors performed well. In terms of relative strength, weakness in independent power production and merchant trading companies following the Enron debacle was more than offset by a rebound in drilling, oil service and equipment, and exploration and production companies.

   Since the Fund's inception, demand for energy and power has been adversely affected by an economic recession and abnormal weather conditions. As the economy weakened, and as the nation experienced cooler-than-normal summer temperatures and warmer-than-normal winter temperatures, demand for energy and power fell and the stock prices of energy and power producers weakened.

MUNDER REAL ESTATE EQUITY INVESTMENT FUND

FUND MANAGER: THE MUNDER REAL ESTATE EQUITY INVESTMENT FUND TEAM
   The Fund generated a return of 1.90% for the six-month period ending December 31, 2001, relative to the 2.23% return for the NAREIT Index (equity only) and the 1.52% median return for the Lipper universe of real estate mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the six-month and nine-month time periods ending December 31.

   The Fund performed slightly behind its benchmark for the six-month period ending December 31, 2001 with relative strength in the third quarter offset by weakness in the fourth quarter.

--------------------------------------------------------------------------------

   Given the prevailing level of uncertainty in the third quarter, we saw a market rotation into some of the larger-capitalization, blue chip real estate investment trusts (REITs). This helped Fund performance, as our focus is on these types of companies. Fund returns were also helped by an overweight in the office and apartment sectors, which were among the best performing sectors during the quarter. The weakest REIT sectors during the quarter were hotels and regional malls. These groups are the most affected by a weaker economy, and the tragedy of September 11 had a particularly negative impact on their returns. The Fund was modestly underweighted in those sectors which helped to boost relative performance.

   During the fourth quarter, the Fund's relative return was positively impacted by the strong performance of its four hotel holdings and its holdings of three regional malls. The lack of ownership of manufactured home REITs also had a positive effect on returns. However, these positives were offset by the Fund's overweight in the specialty sector and the negative returns of three of the largest holdings (SL Green Realty, Camden Property Trust and Reckson Associates).

MUNDER SMALL-CAP VALUE FUND

FUND MANAGERS: THE MUNDER SMALL-CAP VALUE FUND TEAM
   The Fund earned a return of 2.42% for the six-month period ending December 31, 2001, relative to the 1.15% return for the Russell 2000 Value Index and the 2.08% median return for the Lipper universe of small-cap value mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the six-month, nine-month, one-year, two-year and five-year periods ending December 31.

   The Fund's positive return for the six-month period ending December 31, 2001 was made up of a double-digit negative return for the third quarter followed by a double-digit positive return for the fourth quarter. Prior to September 11, the Fund's relative performance was negatively impacted by significant weakness in PolyMedica, the Fund's largest holding as the quarter began. Weakness in several alternative energy providers also held back returns. Following September 11, the Fund exhibited strong performance relative to its small-cap peers. Even in the generally negative market environment, a number of the stocks represented in the Fund actually generated a positive return. This boost to relative returns was due largely to the Fund's strong fundamentals and the quality of the overall portfolio. Among the performance leaders during the last half of September were Alliant Techsystems (a defense supplier), Armor Holdings (a security provider), Capstone Turbine (a manufacturer of micro-turbines), MCSI (an audio-visual supplier) and Oshkosh Truck (a manufacturer of fire trucks and military vehicles).

   The Fund ended the year with strong fourth quarter returns on both an absolute and relative basis. For the quarter, the consumer discretionary sector was the top-performing sector in the Fund, with Penn Gaming and companies related to home building earning the best returns. A rebound in the performance of the Fund's energy holdings also helped performance, with all but one of the energy stocks contributing positively to returns. Strength from these sectors was only partially offset by an underweighting of technology holdings, the top-performing sector for the quarter.

--------------------------------------------------------------------------------

MUNDER SMALL COMPANY GROWTH FUND

FUND MANAGER: THE MUNDER SMALL COMPANY GROWTH FUND TEAM
   The Fund generated a return of -10.06% for the six-month period ending December 31, 2001, compared to the -9.27% return for the Russell 2000 Growth Index and the -6.76% median return for the Lipper universe of small-cap growth mutual funds. Compared to the Lipper universe, the Fund has earned an above-median return for the one-month, three-month and nine-month periods ending December 31.

   While the Fund outperformed its benchmarks for the fourth quarter, its returns for the six-month period as a whole were held back by weaker relative performance during the third quarter. There were no safe havens in the small-cap growth market during the third quarter. Every economic sector generated a negative return, with technology stocks leading the way down. The financials and consumer staples sectors did show relative strength. Many of the financial stocks were helped by the Federal Reserve's continued cuts in the Federal Funds rate and the increased liquidity in the economy. The consumer staples sector, which includes food and beverage companies, grocery stores and drug retailers, is viewed as a defensive sector since it is among the least sensitive to the economic environment. The Fund slightly underperformed its benchmark during the quarter, hurt by the poor relative performance of its consumer discretionary holdings. This weakness was only partially offset by favorable stock selection within the healthcare sector.

   Investors' more positive stance towards the economic outlook, along with the anticipated return of earnings growth, powered the small-cap growth market to sharp gains during the fourth quarter. The Fund's greatest strength during the fourth quarter came from its technology and consumer holdings. This strength was only partially offset by relative weakness in the Fund's positions in the energy and healthcare sectors.

MUNDER FRAMLINGTON EMERGING MARKETS FUND

FUND MANAGER: THE MUNDER FRAMLINGTON EMERGING MARKETS FUND TEAM
   The Fund generated a return of -2.17% for the six-month period ending December 31, 2001, relative to the -0.74% return for the MSCI Emerging Markets Free Index and the -2.81% median return for the Lipper universe of emerging markets mutual funds. Compared to the Lipper universe, the Fund has earned an above-median return for the three-month, six-month, nine-month, one-year and five-year periods ending December 31.

   The emerging markets segment of the international stock market moved from double-digit negative returns in the third quarter to double-digit positive returns in the fourth quarter. During the third quarter, concerns over weak global growth and Argentina's debt situation increased significantly. Understandably, the attack on the World Trade Center further undermined growth expectations and increased risk aversion. The well-publicized interest rate cuts in the developed world were mirrored throughout the developing economies.

   The global investment environment improved substantially during the fourth quarter and emerging markets as a group had strong performance. After a prolonged bear market, emerging markets began to offer relatively better earnings growth prospects at a very large discount to

--------------------------------------------------------------------------------

developed markets. There have been significant structural improvements in economic management, not least of which has been the eradication of pegged currency regimes. With the exception of Brazil, Turkey and Russia, the bonds of emerging markets countries were trading at around investment grade levels. All three of the high-risk markets were undergoing genuine structural change.

MUNDER FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND

FUND MANAGER: THE MUNDER FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND TEAM
   The Fund earned a return of -7.98% for the six-month period ending December 31, 2001. This compares to the -7.92% return for the MSCI World Index Financials Sector and the -5.04% median return for the Lipper universe of financial services mutual funds.

   The Fund performed just slightly below its MSCI World Index Financials Sector benchmark during the six-month period ending December 31. Its weaker returns relative to the Lipper universe reflects the fact that U.S. financial stocks outperformed their international counterparts over the past two quarters. As a result, the international portion of the Fund held back returns relative to U.S. financial funds.

   The Fund generated good relative performance for the quarter ending September 30, reflecting the relative strength of financial stocks in the U.S. and foreign markets. The performance of the U.S. portion of the portfolio was boosted by Arthur J. Gallagher (an insurance broker), Fannie Mae and Freddie Mac, Annaly Mortgage Management, USA Education and Marsh & McLennan. The international holdings in the Fund were underweighted in banks and overweighted in insurance stocks. This relative weighting detracted from performance during the quarter. An underweight in U.S. holdings during the quarter also held back returns, given the stronger relative performance of the U.S. financial sector.

   During the fourth quarter, the U.S. portion of the Fund benefited from a rally in U.S. market sensitive stocks, such as Goldman Sachs and Lehman Brothers. A rebound in Citigroup and strength from several smaller capitalization holdings also contributed positively to performance. Among the weaker U.S. performers were Washington Mutual and Golden West, two west coast thrifts. While the earnings of these two companies have been helped by falling rates and the surge in mortgage activity in 2001, investors anticipated that these positives would not persist into 2002. In the non-U.S. portion of the portfolio, Japan continued to underperform, largely because of policy inaction and the weakness in the yen.

MUNDER FRAMLINGTON HEALTHCARE FUND

FUND MANAGER: THE MUNDER FRAMLINGTON HEALTHCARE TEAM
   The Fund generated a -8.76% return for the six-month period ending December 31, 2001, compared to the -13.03% return for the Russell 2000 Healthcare Index and the -0.38% median return for the Lipper universe of health/biotechnology mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, three-month, nine-month, two-year, three-year and five-year periods ending December 31.

--------------------------------------------------------------------------------

   The Fund's share price was hit hard in the first week following the re-opening of U.S. stock markets on September 17. However, there was a significant recovery in the following week. Healthcare service stocks were particularly resilient. Since the biotechnology sector does not share the defensive characteristics of other healthcare companies, at least in the minds of investors, it was slower to rally. Given our belief that some outstanding values had emerged, we added to our biotechnology holdings during the quarter.

   Biotechnology stocks experienced a strong fourth quarter, rebounding from their September lows. There was a great deal of merger and acquisition activity among biotech companies during the quarter. This activity, along with the much-publicized need for large pharmaceutical companies to fill empty pipelines, has helped to create increased interest in the group. As a result, the product companies performed particularly well, although we also saw an increased interest in tool and related service companies.

   During the quarter, major drug stocks underperformed as several pharmaceutical companies reduced growth estimates for 2002. We added Sanofi Synthelabo to the portfolio, one of the few major pharmaceutical companies whose numbers were going up. Our negative thesis on large-cap pharmaceutical companies, based on thin pipelines and continued expiration of major drug patents, continued to become more widely accepted. In general, healthcare stocks did not look over-extended going into the new year, with biotech stocks 7% off their quarter highs.

MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND

FUND MANAGER: THE MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND TEAM
   The Fund generated a return of -11.94% for the six-month period ending December 31, 2001, relative to the -7.94% return for the Morgan Stanley EAFE Index and the -8.62% median return for the Lipper universe of international equity mutual funds.

   The underperformance of the Fund relative to its benchmarks for the six-month period ending December 31 was primarily due to a combination of two factors. During the third quarter, the Fund was hurt by its bias toward growth stocks. During that quarter, stocks with a value tilt generated stronger relative returns than their growth-oriented counterparts. During the fourth quarter, the Fund's return was held back by an underweighting in cyclical and technology-related stocks.

   During the fourth quarter, assets were shifted from Japan to Europe. The credibility of the European Central Bank was improving and valuations in Europe looked fair. In the U.K., we felt the relatively good economic outlook resulted in a positive outlook for earnings and supported existing valuations. We therefore viewed the U.K. as a reasonably attractive market. In terms of sectors, we reduced Japanese financial stocks and reduced our underweighting in European technology holdings, although we still have reservations about valuations in this sector. We also reduced the Fund's healthcare holdings due to an overweighted position, stretched valuations and the patent expiration issues shadowing the pharmaceutical industry.

                      [This Page Intentionally Left Blank]

Munder Balanced Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS -- 62.0%
    AEROSPACE & DEFENSE -- 0.5%
     5,300   Aeroflex, Inc.+         $    100,329
     3,800   Honeywell
               International, Inc.        128,516
     7,900   Precision Castparts
               Corporation                223,175
     2,400   United Technologies
               Corporation                155,112
                                     ------------
                                          607,132
                                     ------------
     AIR FREIGHT & COURIERS -- 0.1%
     3,350   Forward Air
               Corporation+               113,632
                                     ------------
     AUTOMOBILES -- 0.3%
     4,900   Magna International,
               Inc., Class A              311,003
                                     ------------
     BANKS -- 2.6%
     5,300   Bank of America
               Corporation                333,635
     2,800   Commerce Bancorp,
               Inc.                       110,152
    14,900   FleetBoston Financial
               Corporation                543,850
     3,825   Greater Bay Bancorp          109,318
     3,600   Mellon Financial
               Corporation                135,432
     8,550   PNC Financial Services
               Group                      480,510
     3,500   Southwest
               Bancorporation of
               Texas, Inc.+               105,945
     4,700   U.S. Bancorp                  98,371
    13,000   Wells Fargo & Company        564,850
    12,000   Zions Bancorporation         630,960
                                     ------------
                                        3,113,023
                                     ------------
     BEVERAGES -- 1.8%
    19,295   Anheuser-Busch
               Companies, Inc.            872,327
    16,100   Constellation Brands,
               Inc., Class A+             689,885
     2,800   Pepsi Bottling Group,
               Inc.                        65,800
    11,557   PepsiCo, Inc.                562,710
                                     ------------
                                        2,190,722
                                     ------------

SHARES                                      VALUE
-------------------------------------------------
     BIOTECHNOLOGY -- 1.0%
     7,050   Amgen, Inc.+            $    397,902
     3,100   Cell Genesys, Inc.+           72,044
     3,300   Cell Therapeutics,
               Inc.+                       79,662
     7,025   Genencor
               International, Inc.+       112,119
     6,050   MedImmune, Inc.+             280,418
    13,600   Organogenesis, Inc.+          65,280
     5,250   Serologicals
               Corporation+               112,875
     4,600   ViroPharma, Inc.+            105,570
                                     ------------
                                        1,225,870
                                     ------------
     BUILDING PRODUCTS -- 0.1%
     3,650   Trex Company, Inc.+           69,314
                                     ------------
     CHEMICALS -- 1.3%
     2,300   Cambrex Corporation          100,280
    11,400   Minerals Technologies,
               Inc.                       531,696
     7,100   OM Group, Inc.               469,949
     7,000   Praxair, Inc.                386,750
     1,800   Sigma-Aldrich
               Corporation                 70,938
                                     ------------
                                        1,559,613
                                     ------------
     COMMERCIAL SERVICES & SUPPLIES -- 2.2%
    12,490   Automatic Data
               Processing, Inc.           735,661
    12,250   Concord EFS, Inc.+           401,555
     1,525   Corinthian Colleges,
               Inc.+                       62,357
     9,500   Dun & Bradstreet
               Corporation+               335,350
     2,150   Education Management
               Corporation+                77,937
     3,625   eFunds Corporation+           49,844
     3,025   FactSet Research
               Systems, Inc.              105,724
     2,050   Fair, Isaac & Company,
               Inc.                       129,191
     5,800   Getty Images, Inc.+          133,284
     5,500   Mobile Mini, Inc.+           215,160
     2,700   NDCHealth Corporation         93,285

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
     COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
    14,000   Republic Services,
               Inc.+                 $    279,580
     4,688   Tetra Tech, Inc.+             93,328
                                     ------------
                                        2,712,256
                                     ------------
     COMMUNICATION EQUIPMENT -- 1.6%
     5,600   Anaren Microwave,
               Inc.+                       96,992
    32,500   Cisco Systems, Inc.+         588,575
    16,035   Comverse Technology,
               Inc.+                      358,703
     8,875   QUALCOMM, Inc.+              448,187
     4,900   SonicWall, Inc.+              95,256
     5,700   SpectraLink
               Corporation+                97,641
    10,050   Stratos Lightwave,
               Inc.+                       61,808
     7,300   UTStarcom, Inc.+             208,050
                                     ------------
                                        1,955,212
                                     ------------
     COMPUTERS & PERIPHERALS -- 1.7%
    22,000   Compaq Computer
               Corporation                214,720
    18,525   EMC Corporation              248,976
    10,200   International Business
               Machines Corporation     1,233,792
    14,100   Read-Rite Corporation+        93,201
     1,325   ScanSource, Inc.+             63,070
    12,750   Sun Microsystems,
               Inc.+                      156,825
                                     ------------
                                        2,010,584
                                     ------------
     CONSTRUCTION & ENGINEERING -- 0.1%
     4,450   Quanta Services, Inc.+        68,664
                                     ------------
     DIVERSIFIED FINANCIALS -- 5.2%
     2,700   AmeriCredit
               Corporation+                85,185
     3,000   Capital One Financial
               Corporation                161,850
    32,343   Citigroup, Inc.            1,632,675
    21,775   Financial Federal
               Corporation+               680,469
    22,310   Freddie Mac                1,459,074
     2,000   Household
               International, Inc.        115,880
     5,650   J. P. Morgan Chase &
               Company                    205,377

SHARES                                      VALUE
-------------------------------------------------
     DIVERSIFIED FINANCIALS (CONTINUED)
     8,180   Lehman Brothers
               Holdings, Inc.        $    546,424
    13,000   MCG Capital
               Corporation+               231,400
    27,200   Metris Companies,
               Inc.                       699,312
     1,600   USA Education, Inc.          134,432
    10,400   Washington Mutual,
               Inc.                       340,080
                                     ------------
                                        6,292,158
                                     ------------
     DIVERSIFIED TELECOMMUNICATION
       SERVICES -- 2.1%
     4,800   ALLTEL Corporation           296,304
    10,900   BellSouth Corporation        415,835
     9,975   Lexent, Inc.+                 62,344
    23,500   SBC Communications           920,495
     8,950   Verizon
               Communications,
               Inc.                       424,767
    27,300   WorldCom, Inc.               384,384
     1,092   WorldCom, Inc. - MCI
               Group                       13,868
                                     ------------
                                        2,517,997
                                     ------------
     ELECTRIC UTILITIES -- 0.7%
    10,500   Allegheny Energy,
               Inc.                       380,310
     1,000   Calpine Corporation+          16,790
    10,500   Duke Energy
               Corporation                412,230
                                     ------------
                                          809,330
                                     ------------
     ELECTRICAL EQUIPMENT -- 0.5%
     3,275   C&D Technologies,
               Inc.                        74,834
     8,700   Cooper Industries,
               Inc.                       303,804
     2,800   Emerson Electric
               Company                    159,880
     2,850   MKS Instruments, Inc.+        77,035
                                     ------------
                                          615,553
                                     ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
     3,219   Avnet, Inc.                   81,988
     1,500   Celestica, Inc.+              60,585
     3,650   DSP Group, Inc.+              84,899
     4,350   SBS Technologies,
               Inc.+                       63,379
     3,200   Varian, Inc.+                103,808
    19,325   White Electronic
               Designs Corporation+       118,849
                                     ------------
                                          513,508
                                     ------------

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
     ENERGY EQUIPMENT & SERVICES -- 1.1%
     5,500   Baker Hughes, Inc.      $    200,585
     4,300   BJ Services Company+         139,535
     5,200   Covanta Energy
               Corporation+                23,504
    13,700   Hanover Compressor
               Company+                   346,062
     8,425   Key Energy Group,
               Inc.+                       77,510
    14,950   Noble Drilling
               Corporation+               508,898
                                     ------------
                                        1,296,094
                                     ------------
     FOOD & DRUG RETAILING -- 0.7%
     3,800   Performance Food Group
               Company+                   133,646
     6,600   Safeway, Inc.+               275,550
    18,345   SYSCO Corporation            481,006
                                     ------------
                                          890,202
                                     ------------
     FOOD PRODUCTS -- 0.6%
    15,150   McCormick & Company,
               Inc.                       635,846
     4,900   Smithfield Foods,
               Inc.+                      107,996
                                     ------------
                                          743,842
                                     ------------
     GAS UTILITIES -- 0.6%
    17,144   El Paso Corporation          764,794
                                     ------------
     HEALTH CARE EQUIPMENT & SUPPLIES -- 1.2%
     8,370   Baxter International,
               Inc.                       448,883
    16,350   Biomet, Inc.                 505,215
     3,775   Charles River
               Laboratories
               International, Inc.+       126,387
     6,400   Lumenis Ltd.+                126,080
     3,600   Orthofix International
               N.V.+                      133,569
       900   Therasense, Inc.+             22,320
     2,300   Zoll Medical
               Corporation+                89,562
                                     ------------
                                        1,452,016
                                     ------------
     HEALTH CARE PROVIDERS & SERVICES -- 2.8%
     4,450   AdvancePCS+                  130,608
     6,535   Cardinal Health, Inc.        422,553

SHARES                                      VALUE
-------------------------------------------------
     HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
     5,050   Community Health Care+  $    128,775
     3,300   CryoLife, Inc.+               99,000
     2,750   Express Scripts, Inc.,
               Class A+                   128,590
    19,545   Health Management
               Associates, Inc.+          359,628
     2,400   IMPATH, Inc.+                106,824
     5,850   Mid Atlantic Medical
               Services, Inc.+            132,795
     5,900   MIM Corporation+             105,020
     6,100   Option Care, Inc.+           119,255
    17,000   Owens & Minor, Inc.          314,500
     2,850   Province Healthcare
               Company+                    87,951
     2,025   Specialty
               Laboratories, Inc.+         55,667
     6,300   Tenet Healthcare
               Corporation+               369,936
    10,300   Trigon Healthcare,
               Inc.+                      715,335
     2,950   Universal Health
               Services, Inc.,
               Class B+                   126,201
                                     ------------
                                        3,402,638
                                     ------------
     HOTELS, RESTAURANTS & LEISURE -- 3.0%
    14,540   Brinker International,
               Inc.+                      432,710
    11,400   Carnival Corporation,
               Class A                    320,112
     2,475   CEC Entertainment,
               Inc.+                      107,390
    30,750   Darden Restaurants,
               Inc.                     1,088,550
    14,100   Harrah's
               Entertainment, Inc.+       521,841
     2,300   International Game
               Technology+                157,090
    15,160   Penn National Gaming,
               Inc.+                      459,955
     5,500   RARE Hospitality
               International, Inc.+       123,970
    11,700   Ruby Tuesday, Inc.           241,371
     5,700   Wendy's International,
               Inc.                       166,269
                                     ------------
                                        3,619,258
                                     ------------

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
     HOUSEHOLD DURABLES -- 0.6%
    11,300   Centex Corporation      $    645,117
     3,700   La-Z-Boy, Inc.                80,734
                                     ------------
                                          725,851
                                     ------------
     HOUSEHOLD PRODUCTS -- 0.4%
     4,150   Direct Focus, Inc.+          129,480
     6,100   Kimberly-Clark
               Corporation                364,780
                                     ------------
                                          494,260
                                     ------------
     INDUSTRIAL -- 0.1%
     2,000   Roper Industries,
               Inc.                        99,000
                                     ------------
     INDUSTRIAL CONGLOMERATES -- 3.2%
    49,235   General Electric
               Company                  1,973,339
    31,360   Tyco International
               Ltd.                     1,847,104
                                     ------------
                                        3,820,443
                                     ------------
     INSURANCE -- 3.4%
    16,600   ACE Ltd.                     666,490
     9,100   Ambac Financial Group,
               Inc.                       526,526
    15,243   American International
               Group, Inc.              1,210,294
     3,000   Marsh & McLennan
               Companies, Inc.            322,350
     2,900   MGIC Investment
               Corporation                178,988
    11,000   Old Republic
               International
               Corporation                308,110
     4,500   Prudential Financial,
               Inc.+                      149,355
    17,400   Radian Group, Inc.           747,330
                                     ------------
                                        4,109,443
                                     ------------
     INTERNET SOFTWARE & SERVICES -- 0.8%
     9,000   Check Point Software
               Technologies Ltd.+         359,010
     3,850   Netegrity, Inc.+              74,536
     3,350   Stellent, Inc.+               99,026

SHARES                                      VALUE
-------------------------------------------------
     INTERNET SOFTWARE & SERVICES (CONTINUED)
     9,925   VeriSign, Inc.+         $    377,547
     5,725   Verity, Inc.+                115,931
                                     ------------
                                        1,026,050
                                     ------------
     IT CONSULTING & SERVICES -- 0.6%
     4,480   Affiliated Computer
               Services, Inc.,
               Class A+                   475,462
     1,100   Electronic Data
               Systems Corporation         75,405
    11,325   Entegris, Inc.+              124,122
                                     ------------
                                          674,989
                                     ------------
     MACHINERY -- 1.2%
    13,000   ITT Industries, Inc.         656,500
    13,200   Oshkosh Truck
               Corporation                643,500
     4,450   Stewart & Stevenson
               Services, Inc.              83,705
    15,900   Valence Technology,
               Inc.+                       53,583
                                     ------------
                                        1,437,288
                                     ------------
     MEDIA -- 2.3%
    21,675   AOL Time Warner, Inc.+       695,767
    20,000   Charter
               Communications,
               Inc., Class A+             328,600
    28,125   Comcast Corporation,
               Class A
               (non-voting)+            1,012,500
     3,000   Omnicom, Inc.                268,050
    12,550   Spanish Broadcasting
               System, Inc., Class
               A+                         124,120
     6,800   The New York Times
               Company, Class A           294,100
     9,200   TTM Technologies,
               Inc.+                       93,104
                                     ------------
                                        2,816,241
                                     ------------
     METALS & MINING -- 0.1%
     3,450   Shaw Group, Inc.+             81,075
                                     ------------
     MULTILINE RETAIL -- 1.3%
    17,930   Family Dollar Stores,
               Inc.                       537,542
     1,200   Kohl's Corporation+           84,528

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
     MULTILINE RETAIL (CONTINUED)
     6,200   Tuesday Morning
               Corporation+          $    112,158
    14,535   Wal-Mart Stores, Inc.        836,489
                                     ------------
                                        1,570,717
                                     ------------
     MULTI-UTILITIES -- 0.2%
     7,300   Dynegy, Inc., Class A        186,150
                                     ------------
     OIL & GAS -- 1.9%
     6,600   Apache Corporation           329,208
    14,400   ATP Oil & Gas
               Corporation+                42,912
     6,100   ChevronTexaco
               Corporation                546,621
     2,300   Devon Energy
               Corporation                 88,895
    19,400   Exxon Mobil
               Corporation                762,420
    14,600   Mission Resources
               Corporation+                51,100
     2,400   Phillips Petroleum
               Company                    144,624
     4,200   Royal Dutch Petroleum
               Company, NYR               205,884
     1,575   Stone Energy
               Corporation+                62,212
                                     ------------
                                        2,233,876
                                     ------------
     PERSONAL PRODUCTS -- 0.2%
     3,950   Alberto-Culver
               Company, Class A           154,405
     6,550   Elizabeth Arden, Inc.+       100,019
                                     ------------
                                          254,424
                                     ------------
     PHARMACEUTICALS -- 4.3%
    13,275   American Home Products
               Corporation                814,554
     1,650   American
               Pharmaceutical
               Partners, Inc.+             34,320
     8,400   Dendreon Corporation+         84,588
     7,200   Diversa Corporation+         101,880
     2,650   Enzon, Inc.+                 149,142
     3,075   First Horizon
               Pharmaceutical
               Corporation+                90,374
    17,050   Johnson & Johnson          1,007,655

SHARES                                      VALUE
-------------------------------------------------
     PHARMACEUTICALS (CONTINUED)
    20,490   Merck & Company, Inc.   $  1,204,812
    34,400   Pfizer, Inc.               1,370,840
     8,405   Schering-Plough
               Corporation                300,983
     4,100   SICOR, Inc.+                  64,288
                                     ------------
                                        5,223,436
                                     ------------
     REAL ESTATE -- 1.1%
     6,400   Apartment Investment &
               Management Company,
               Class A                    292,672
     2,600   Cousins Properties,
               Inc.                        63,336
    19,100   Duke-Weeks Realty
               Corporation                464,703
    11,000   Vornado Realty Trust         457,600
                                     ------------
                                        1,278,311
                                     ------------
     ROAD & RAIL -- 0.1%
     3,600   Genesee & Wyoming,
               Inc., Class A+             117,540
                                     ------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.5%
     8,000   Altera Corporation+          169,760
     5,650   Analog Devices, Inc.+        250,803
     5,850   EMCORE Corporation+           78,683
     6,600   ESS Technology, Inc.         140,316
    29,710   Intel Corporation            934,379
     4,850   Marvell Technology
               Group Ltd.+                173,727
     2,600   Maxim Integrated
               Products, Inc.+            136,526
    10,700   Microchip Technology,
               Inc.+                      414,518
     6,625   Micron Technology,
               Inc.+                      205,375
     4,650   Pericom Semiconductor
               Corporation+                67,425
     4,700   Pixelworks, Inc.+             75,482
    13,150   Texas Instruments,
               Inc.                       368,200
                                     ------------
                                        3,015,194
                                     ------------
     SOFTWARE -- 3.8%
     3,675   Activision, Inc.+             95,587
    11,260   Amdocs Ltd.+                 382,502
     2,700   Black Box Corporation+       142,776
     8,300   Borland Software
               Corporation+               129,978

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
     SOFTWARE (CONTINUED)
    24,700   Cadence Design
               Systems, Inc.+        $    541,424
     7,450   FileNET Corporation+         151,160
     4,000   HNC Software, Inc.+           82,400
     4,050   Jack Henry &
               Associates, Inc.            88,452
     6,400   MapInfo Corporation+         100,416
     5,700   MCSi, Inc.+                  133,665
    27,145   Microsoft Corporation+     1,798,356
    20,905   Oracle Systems
               Corporation+               288,698
     1,500   THQ, Inc.+                    72,705
     7,400   TIBCO Software, Inc.+        110,482
    10,820   VERITAS Software
               Corporation+               485,061
                                     ------------
                                        4,603,662
                                     ------------
     SPECIALTY RETAIL -- 1.4%
     2,050   AutoZone, Inc.+              147,190
     1,200   Bed Bath & Beyond,
               Inc.+                       40,680
     3,400   Cost Plus, Inc.+              90,100
     6,050   Gildan Activewear,
               Inc.+                       86,757
    12,850   Home Depot, Inc.             655,478
     6,200   Lowes Companies, Inc.        287,742
     3,300   School Specialty,
               Inc.+                       75,504
     3,800   Too, Inc.+                   104,500
     4,250   Ultimate Electronics,
               Inc.+                      127,500
     7,250   Wilsons The Leather
               Experts, Inc.+              82,723
                                     ------------
                                        1,698,174
                                     ------------
     TOBACCO -- 0.1%
     2,100   Philip Morris
               Companies, Inc.             96,285
                                     ------------

SHARES                                      VALUE
-------------------------------------------------
     WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
    16,825   Crown Castle
               International
               Corporation+          $    179,691
     4,950   Sprint Corporation
               (PCS Group)+               120,830
                                     ------------
                                          300,521
                                     ------------
TOTAL COMMON STOCKS
  (Cost $72,759,075)                   74,717,345
                                     ------------
PREFERRED STOCKS -- 0.3%
  (Cost $311,364)
     INDUSTRIAL -- 0.3%
    12,000   AT&T Corporation             301,800
                                     ------------
PRINCIPAL
AMOUNT
----------
ASSET-BACKED SECURITIES -- 2.4%
$  900,000   Capital One Master
               Trust,
               Series 2001-8A,
               Class A,
               4.600% due
               08/17/2009                 880,059
   249,000   Chevron Corporation,
               8.110% due
               12/01/2004                 265,193
   568,002   Northwest Airlines
               Corporation, 7.575%
               due 09/01/2020             526,081
   600,000   Public Service New
               Hampshire Funding
               LLC,
               Series 2001-1, Class
               A2,
               5.730% due
               11/01/2010                 614,618
   770,663   United Air Lines,
               Inc., 8.030% due
               07/01/2011                 652,783
                                     ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $3,161,422)                     2,938,734
                                     ------------

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                      VALUE
-------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 6.2%
$1,000,000   Bank of America
               Commercial Mortgage,
               Series 2001-3, Class
               A2,
               5.464% due
               04/11/2037            $    949,155
   575,000   Discover Card Master
               Trust I,
               Series 1999-6, Class
               A,
               6.850% due
               07/17/2007                 612,133
 1,000,000   FHLMC,
               Series 2091, Class
               PP,
               6.000% due
               02/15/2027               1,004,409
   182,685   FHLMC,
               Series 1541, Class
               F,
               6.250% due
               05/15/2019                 184,550
   550,000   FHLMC,
               Series 1702A, Class
               PD,
               6.500% due
               04/15/2022                 572,583
 1,000,000   First Union National
               Bank,
               Series 2001-C1,
               Class A2,
               6.136% due
               12/15/2010               1,000,452
 1,000,000   FNMA,
               Series 1994-23,
               Class PE,
               6.000% due
               08/25/2022               1,036,997
   610,000   FNMA,
               Series 1998-61,
               Class PK,
               6.000% due
               12/25/2026                 605,724

PRINCIPAL
AMOUNT                                      VALUE
-------------------------------------------------
$  750,000   GMAC Commercial
               Mortgage Securities,
               Inc.,
               Series 1999-C1 Class
               A2,
               6.175% due
               05/15/2033            $    760,321
   750,000   Mortgage Capital
               Funding, Inc.,
               Series 1998, Class
               A2,
               6.337% due
               11/18/2031                 762,308
                                     ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMO)
  (Cost $7,319,179)                     7,488,632
                                     ------------
CORPORATE BONDS AND NOTES -- 18.6%
    CORPORATE -- 0.4%
   470,000   Convergys Corporation,
               4.793% due
               09/09/2002                 469,209
                                     ------------
     ELECTRIC/GAS -- 0.7%
   400,000   El Paso Energy
               Corporation, 7.375%
               due 12/15/2012             401,016
   450,000   TECO Energy, Inc.,
               7.000% due
               10/01/2015                 461,479
                                     ------------
                                          862,495
                                     ------------
     FINANCE -- 8.3%
   600,000   Axa, 8.600% due
               12/15/2030                 670,403
   800,000   Bank One Texas N.A.,
               6.250% due
               02/15/2008                 813,981
   500,000   Block Financial
               Corporation, 8.500%
               due 04/15/2007             551,599

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                      VALUE
-------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
     FINANCE (CONTINUED)
$  250,000   Countrywide Capital
               III, Subordinated
               Capital Income,
               Secs Series B,
               8.050% due
               06/15/2027            $    257,640
   471,785   DLJ Commercial
               Mortgage
               Corporation, Series
               2000, Class A1A,
               6.930% due
               08/10/2009                 496,932
   400,000   EOP Operating Limited
               Partnership,
               7.875% due
               07/15/2031                 395,616
   600,000   First Union
               Corporation, 7.500%
               due 07/15/2006             645,376
   150,000   First Union National
               Bank,
               7.800% due
               08/18/2010                 164,684
   755,000   Ford Motor Credit
               Company,
               6.875% due
               02/01/2006                 756,088
   800,000   General Electric
               Capital Corporation,
               MTN, 7.375% due
               01/19/2010                 877,235
             General Motors
               Acceptance
               Corporation,
   760,000     6.750% due
               01/15/2006                 772,514
   500,000     7.250% due
               03/02/2011                 502,051
   750,000   Household Finance
               Corporation,
               6.400% due
               06/17/2008                 748,875

PRINCIPAL
AMOUNT                                      VALUE
-------------------------------------------------
     FINANCE (CONTINUED)
$  650,000   National Rural
               Utilities
               Cooperative Finance
               Corporation,
               6.125% due
               05/15/2005            $    660,319
   800,000   Nationwide Financial
               Services, Inc.,
               6.250% due
               11/15/2011                 769,833
   400,000   Simon Property Group
               LP,
               6.375% due
               11/15/2007                 391,312
   500,000   Tyco Capital Corp.,
               6.500% due
               02/07/2006                 513,951
                                     ------------
                                        9,988,409
                                     ------------
     INDUSTRIAL -- 9.2%
 1,000,000   AT&T Canada, Inc.,
               7.625% due
               03/15/2005                 652,131
   360,000   AT&T Corporation,
               6.000% due
               03/15/2009                 341,367
   750,000   Clorox Company, 6.125%
               due 02/01/2011             732,735
   400,000   Cox Communications,
               Inc., Class A,
               6.400% due
               08/01/2008                 402,048
   350,000   Devon Financing
               Corporation ULC,
               144A,
               6.875% due
               09/30/2011++               341,117
   500,000   Kohl's Corporation,
               6.300% due
               03/01/2011                 505,548
   775,000   Kraft Foods, Inc.,
               5.625% due
               11/01/2011                 751,603

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                      VALUE
-------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
     INDUSTRIAL (CONTINUED)
             Lowes Companies, Inc.,
$  500,000     7.500% due
               12/15/2005            $    539,380
   930,000     8.250% due
               06/01/2010               1,050,347
   800,000   Manitoba (Province
               of), 4.250% due
               11/20/2006                 776,360
   550,000   Marconi Corporation
               Plc, 8.375% due
               09/15/2030                 252,814
   750,000   Motorola, Inc.,
               6.450% due
               02/01/2003                 757,414
   750,000   Nortel Networks Ltd.,
               6.125% due
               02/15/2006                 613,657
   500,000   PHH Corporation, MTN,
               8.125% due
               02/03/2003                 499,874
   495,000   The Times Mirror
               Company,
               7.450% due
               10/15/2009                 517,030
   550,000   Unilever Capital
               Corporation,
               6.750% due
               11/01/2003                 580,750
   800,000   Verizon New England,
               Inc.,
               6.500% due
               09/15/2011                 813,356
   900,000   WorldCom, Inc.,
               7.500% due
               05/15/2011                 925,807
                                     ------------
                                       11,053,338
                                     ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $22,872,896)                   22,373,451
                                     ------------

PRINCIPAL
AMOUNT                                      VALUE
-------------------------------------------------
OTHER ASSET BACKED SECURITIES -- 0.8%
  (Cost $1,000,000)
$1,000,000   Independence II CDO
               Ltd., 144A
               Series 2A, Class A,
               2.470% due
               08/07/2036++          $    997,500
                                     ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.7%
    FEDERAL HOME LOAN BANK (FHLB) -- 0.4%
   500,000   FHLB,
               6.500% due
               11/15/2005                 534,394
                                     ------------
     FEDERAL HOME LOAN MORTGAGE CORPORATION
       (FHLMC) -- 0.3%
             FHLMC:
   225,000     7.000% due
               07/15/2005                 244,509
    55,980     Pool #E62394, 7.500%
               due 09/01/2010              58,785
                                     ------------
                                          303,294
                                     ------------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION
       (FNMA) -- 0.3%
             FNMA:
   102,535     Pool #303105,
               11.000% due
               11/01/2020                 116,302
   201,794     Pool #100081,
               11.500% due
               08/01/2016                 232,820
                                     ------------
                                          349,122
                                     ------------
     GOVERNMENT AGENCY -- 0.6%
 1,775,000   Resolution Funding
               Corporation,
               0.010% due
               04/15/2030                 331,831
   400,000   Tennessee Valley
               Authority,
               6.375% due
               06/15/2005                 424,634
                                     ------------
                                          756,465
                                     ------------

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                      VALUE
-------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
       (GNMA) -- 0.1%
$  108,182   GNMA, Pool #780584,
               7.000% due
               06/15/2027            $    110,835
                                     ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $1,980,506)                     2,054,110
                                     ------------
U.S. TREASURY OBLIGATIONS -- 3.1%
    U.S. TREASURY BONDS -- 2.2%
   405,926   3.875% due 04/15/2029        432,756
 1,135,000   6.250% due 05/15/2030      1,229,480
   880,000   7.500% due 11/15/2016      1,040,634
                                     ------------
                                        2,702,870
                                     ------------
     U.S. TREASURY NOTES -- 0.9%
   500,000   3.500% due 11/15/2006        481,992
   375,000   4.625% due 05/15/2006        380,229
   190,000   6.500% due 02/28/2002        191,440
                                     ------------
                                        1,053,661
                                     ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $3,853,331)                     3,756,531
                                     ------------

PRINCIPAL
AMOUNT                                      VALUE
-------------------------------------------------
REPURCHASE AGREEMENT -- 4.2%
  (Cost $5,004,000)
$5,004,000   Agreement with State
               Street Bank and
               Trust Company,
               1.550% dated
               12/31/2001, to be
               repurchased at
               $5,004,430 on
               01/02/2002,
               collateralized by
               $5,150,000 U.S.
               Treasury Bill,
               1.790% maturing
               06/20/2002 (value
               $5,106,225)           $  5,004,000
                                     ------------

OTHER INVESTMENTS**
  (Cost $10,343,595)        8.6%       10,343,595
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $128,605,368*)    107.9%      129,975,698
OTHER ASSETS AND
  LIABILITIES (NET)        (7.9)       (9,464,861)
                          -----      ------------
NET ASSETS                100.0%     $120,510,837
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $130,046,244.
** As of December 31, 2001 the market value of the securities on loan is $9,962,079. Collateral received for securities loaned of $10,343,595 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:
MTN -- Medium Term Note
NYR -- New York Registered Shares

                       See Notes to Financial Statements.

Munder Bio(Tech)(2) Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS - DOMESTIC -- 79.8%
    BIOTECHNOLOGY -- 68.5%
  20,000     3 Dimensional
               Pharmaceuticals, Inc.+   $   169,800
   8,000     Abegenix, Inc.+                269,120
  10,000     Adolor Corporation+            179,500
   5,500     Amgen, Inc.+                   310,420
  24,500     Amylin Pharmaceuticals,
               Inc.+                        223,930
  20,000     Array BioPharma, Inc.+         297,200
  30,000     BioTransplant, Inc.+           265,500
   8,500     Celgene Corporation+           271,320
  10,000     Cell Therapeutics, Inc.+       241,400
   4,000     Cephalon, Inc.+                302,340
  30,000     Corvas International,
               Inc.+                        196,500
   6,000     Cubist Pharmaceuticals,
               Inc.+                        215,760
   6,000     CV Therapeutics, Inc.+         312,120
  15,000     Dyax Corporation+              164,550
   6,000     Genetech, Inc.+                325,500
  50,000     Genomic Solutions, Inc.+       120,000
   3,500     Gilead Sciences, Inc.+         230,020
  15,000     Guilford Pharmaceuticals,
               Inc.+                        180,000
   7,000     Human Genome Sciences,
               Inc.+                        236,040
   5,000     ICOS Corporation+              287,200
   4,000     IDEC Pharmaceuticals
               Corporation+                 275,720
  10,000     ILEX Oncology, Inc.+           270,400
  10,000     Immunex Corporation+           277,100
  15,000     ImmunoGen, Inc.+               248,700
  16,000     Inhale Therapeutic
               Systems, Inc.+               296,800
  23,000     Inspire Pharmaceuticals,
               Inc.+                        324,070
   6,000     InterMune, Inc.+               295,560
  30,000     Introgen Therapeutics,
               Inc.+                        166,200
  10,000     Isis Pharmaceuticals,
               Inc.+                        221,900
  12,500     La Jolla Pharmaceutical
               Company+                     111,750
  12,500     La Jolla Pharmaceutical
               Company+, ++                 102,645
  15,000     Medarex, Inc.+                 269,400
   7,000     MedImmune, Inc.+               324,450

SHARES                                        VALUE
---------------------------------------------------
     BIOTECHNOLOGY (CONTINUED)
   9,000     Millennium
               Pharmaceuticals, Inc.+   $   220,590
   5,000     Myriad Genetics, Inc.+         263,200
  11,000     NeoPharm, Inc.+                275,550
   5,000     Neurocrine Biosciences,
               Inc.+                        256,550
   7,000     NPS Pharmaceuticals,
               Inc.+                        268,100
  12,500     Onyx Pharmaceuticals,
               Inc.+                         64,000
   6,000     OSI Pharmaceuticals,
               Inc.+                        274,440
   8,000     Pharmacyclics, Inc.+            79,520
  23,350     POZEN, Inc.+                   122,588
   8,000     Protein Design Labs,
               Inc.+                        262,400
  10,000     Regeneron
               Pharmaceuticals, Inc.+       281,600
  10,000     Scios, Inc.+                   237,700
  15,000     Telik, Inc.+                   202,500
  30,800     Titan Pharmaceuticals,
               Inc.+                        302,148
   6,000     Trimeris, Inc.+                269,820
  10,000     Tularik, Inc.+                 240,200
  12,000     Versicor, Inc.+                244,200
  15,000     ViroPharma, Inc.+              344,250
  30,000     XOMA Ltd.+                     295,500
                                        -----------
                                         12,487,771
                                        -----------
     BIOTECHNOLOGY - TOOLS -- 11.3%
  10,000     Biosite Diagnostics,
               Inc.+                        183,700
  12,500     Bruker Daltonics, Inc.+        204,375
  30,000     Discovery Partners
               International+               222,000
   4,500     Invitrogen Corporation+        278,685
  16,500     Luminex Corporation+           279,840
  50,000     Orchid Biosciences, Inc.+      275,000
  20,000     Transgenomic, Inc.+            220,000
  12,000     Tripos, Inc.+                  229,200
   4,000     Waters Corporation+            155,000
                                        -----------
                                          2,047,800
                                        -----------
TOTAL COMMON STOCKS - DOMESTIC
  (Cost $14,857,119)                     14,535,571
                                        -----------
COMMON STOCKS - FOREIGN -- 15.2%
    BIOTECHNOLOGY -- 12.7%
  50,000     Acambis Plc+                   254,415
   3,800     Biosearch Italia SpA+           56,827
   9,000     Cambridge Antibody
               Technology Group Plc+        252,263

                       See Notes to Financial Statements.

Munder Bio(Tech)(2) Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS - FOREIGN (CONTINUED)
     BIOTECHNOLOGY (CONTINUED)
  17,000     Celltech Group Plc+        $   216,005
  34,000     ConjuChem, Inc.+               138,793
  30,000     Crucell NV+                    165,568
  20,000     deCODE Genetics, Inc.+         196,000
  15,000     Genmab A/S+                    308,915
   5,000     Karo Bio AB+                   169,808
  40,000     Neurochem, Inc.+               120,078
   5,000     Nicox SA+                      217,553
 206,250     Xenova Group Plc+              226,384
                                        -----------
                                          2,322,609
                                        -----------
     BIOTECHNOLOGY - TOOLS -- 2.5%
   7,500     Biacore International AB+      243,949
  22,500     Evotec Biosystems AG+          203,288
                                        -----------
                                            447,237
                                        -----------
TOTAL COMMON STOCKS - FOREIGN
  (Cost $2,918,416)                       2,769,846
                                        -----------
PRINCIPAL
AMOUNT
---------
REPURCHASE AGREEMENT -- 4.7%
  (Cost $858,000)
$858,000     Agreement with State
               Street Bank and Trust
               Company,
               1.550% dated
               12/31/2001, to be
               repurchased at $858,074
               on 01/02/2002,
               collateralized by
               $885,000 U.S. Treasury
               Bill,
               1.700% maturing
               05/02/2002
               (value $879,690)             858,000
                                        -----------

                                              VALUE
---------------------------------------------------
TOTAL INVESTMENTS
  (Cost $18,633,535*)         99.7%     $18,163,417
OTHER ASSETS AND
  LIABILITIES (NET)            0.3           58,415
                             -----      -----------
NET ASSETS                   100.0%     $18,221,832
                             =====      ===========

------------
 * Aggregate cost for Federal tax purposes is $18,633,535.
 + Non-income producing security.
++ Restricted security that is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At December 31, 2001 these securities represent 2.60% of net assets.

   SECURITY                 ACQUISITION DATE    ACQUISITION COST
   -------------------------------------------------------------
   La Jolla
     Pharmaceutical
     Company                    02/05/01            $ 77,500

                       See Notes to Financial Statements.

Munder Digital Economy Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                         VALUE
----------------------------------------------------
COMMON STOCKS -- 99.5%
    BANKS -- 3.7%
   5,050     Bank of New York Company,
               Inc.                      $   206,040
   5,985     FleetBoston Financial
               Corporation                   218,452
                                         -----------
                                             424,492
                                         -----------
     BEVERAGES -- 4.7%
   6,425     Anheuser-Busch Companies,
               Inc.                          290,474
   5,150     PepsiCo, Inc.                   250,754
                                         -----------
                                             541,228
                                         -----------
     BIOTECHNOLOGY -- 3.9%
   4,965     Amgen, Inc.+                    280,225
   3,720     MedImmune, Inc.+                172,422
                                         -----------
                                             452,647
                                         -----------
     COMMUNICATION EQUIPMENT -- 4.5%
   9,880     Cisco Systems, Inc.+            178,927
   4,865     Comverse Technology, Inc.+      108,830
   3,100     Polycom, Inc.+                  106,640
   2,525     QUALCOMM, Inc.+                 127,512
                                         -----------
                                             521,909
                                         -----------
     COMPUTERS & PERIPHERALS -- 3.1%
   3,935     EMC Corporation                  52,886
   2,500     International Business
               Machines Corporation          302,400
                                         -----------
                                             355,286
                                         -----------
     DIVERSIFIED FINANCIALS -- 9.8%
  12,955     Citigroup, Inc.                 653,968
   3,880     Freddie Mac                     253,752
   3,245     Lehman Brothers Holdings,
               Inc.                          216,766
                                         -----------
                                           1,124,486
                                         -----------
     DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.2%
   9,375     Qwest Communications
               International, Inc.           132,469
   5,000     Verizon Communications,
               Inc.                          237,300
                                         -----------
                                             369,769
                                         -----------

SHARES                                         VALUE
----------------------------------------------------
     ENERGY EQUIPMENT & SERVICES -- 3.0%
   7,175     Hanover Compressor
               Company+                  $   181,240
   4,775     Noble Drilling
               Corporation+                  162,541
                                         -----------
                                             343,781
                                         -----------
     FOOD & DRUG RETAILING -- 4.1%
   3,315     Safeway, Inc.+                  138,401
   8,170     SYSCO Corporation               214,218
   3,450     Walgreen Company                116,127
                                         -----------
                                             468,746
                                         -----------
     GAS UTILITIES -- 1.4%
   3,600     El Paso Corporation             160,596
                                         -----------
     HEALTH CARE EQUIPMENT & SUPPLIES -- 1.1%
   2,350     Baxter International, Inc.      126,031
                                         -----------
     HEALTH CARE PROVIDERS & SERVICES -- 2.2%
   1,920     Cardinal Health, Inc.           124,147
   5,225     Community Health Care+          133,238
                                         -----------
                                             257,385
                                         -----------
     INDUSTRIAL CONGLOMERATES -- 7.3%
  12,095     General Electric Company        484,768
   6,045     Tyco International Ltd.         356,050
                                         -----------
                                             840,818
                                         -----------
     INSURANCE -- 5.3%
   3,475     ACE Ltd.                        139,521
   5,990     American International
               Group, Inc.                   475,606
                                         -----------
                                             615,127
                                         -----------
     INTERNET SOFTWARE & SERVICES -- 1.5%
   4,350     Check Point Software
               Technologies Ltd.+            173,522
                                         -----------
     MEDIA -- 5.5%
   5,900     AOL Time Warner, Inc.+          189,390
   7,875     Comcast Corporation, Class
               A (non-voting)+               283,500
   5,800     Gemstar-TV Guide
               International, Inc.+          160,660
                                         -----------
                                             633,550
                                         -----------

                       See Notes to Financial Statements.

Munder Digital Economy Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                         VALUE
----------------------------------------------------
COMMON STOCKS (CONTINUED)
     METALS & MINING -- 0.8%
   3,050     Peabody Energy Corporation  $    85,980
                                         -----------
     MULTILINE RETAIL -- 3.6%
   7,250     Wal-Mart Stores, Inc.           417,237
                                         -----------
     MULTI-UTILITIES -- 1.1%
   4,880     Dynegy, Inc., Class A           124,440
                                         -----------
     OIL & GAS -- 3.4%
   5,950     Precision Drilling
               Corporation+                  153,629
   4,835     Royal Dutch Petroleum
               Company, NYR                  237,012
                                         -----------
                                             390,641
                                         -----------
     PHARMACEUTICALS -- 9.8%
   4,400     American Home Products
               Corporation                   269,984
   3,225     Johnson & Johnson               190,597
   4,650     Merck & Company, Inc.           273,420
   5,975     Pfizer, Inc.                    238,104
   4,200     Schering-Plough
               Corporation                   150,402
                                         -----------
                                           1,122,507
                                         -----------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 4.2%
   5,860     Intel Corporation               184,297
   5,750     Micron Technology, Inc.+        178,250
   1,150     Novellus Systems, Inc.+          45,367
   2,575     Texas Instruments, Inc.          72,100
                                         -----------
                                             480,014
                                         -----------

SHARES                                         VALUE
----------------------------------------------------
     SOFTWARE -- 7.3%
   8,845     Microsoft Corporation+      $   585,981
   7,155     Oracle Systems
               Corporation+                   98,811
   3,525     VERITAS Software
               Corporation+                  158,026
                                         -----------
                                             842,818
                                         -----------
     SPECIALTY RETAIL -- 3.6%
   5,925     Bed Bath & Beyond, Inc.+        200,857
   4,075     Home Depot, Inc.                207,866
                                         -----------
                                             408,723
                                         -----------
     WIRELESS TELECOMMUNICATION SERVICES -- 1.4%
  15,090     Crown Castle International
               Corporation+                  161,161
                                         -----------
TOTAL COMMON STOCKS
  (Cost $12,949,224)                      11,442,894
                                         -----------

TOTAL INVESTMENTS
  (Cost $12,949,224*)       99.5%      11,442,894
OTHER ASSETS AND
  LIABILITIES (NET)          0.5           61,584
                           -----      -----------
NET ASSETS                 100.0%     $11,504,478
                           =====      ===========

------------
* Aggregate cost for Federal tax purposes is $13,170,973.
+ Non-income producing security.

ABBREVIATION:
NYR -- New York Registered Shares

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 98.3%
    ARGENTINA -- 0.2%
     4,200    Banco Rio de la Plata
                SA                    $      6,474
       456    BBVA Banco Frances SA,
                ADR                          3,000
    16,900    Corporacion Mapfre,
                ADR                         19,592
     1,746    Grupo Financiero
                Galicia SA, ADR              5,570
       481    IRSA Inversiones Y
                Representaciones SA,
                GDR                          3,074
     1,220    Metrogas SA, ADR               7,930
     3,300    Perez Companc SA, ADR         41,217
     2,100    Siderca SAIC, ADR+            30,964
     3,700    Telecom Argentina
                Stet - France
                Telecom SA, ADR             24,124
     4,600    Telefonica de
                Argentina, ADR              45,770
     1,600    Transportadora de Gas
                del Sur SA, ADR              8,416
                                      ------------
                                           196,131
                                      ------------
     AUSTRALIA -- 2.8%
     2,950    Amcor Ltd., ADR               43,741
     6,050    Australia & New
                Zealand Bank, ADR          276,424
    34,158    BHP Ltd., ADR                365,832
     3,100    Boral Ltd., ADR               20,883
     2,500    Burns, Philip &
                Company Ltd., ADR            4,377
     9,800    Coca-Cola Amatil Ltd.,
                ADR                         60,007
     3,200    Coles Myer Ltd., ADR         109,280
     5,000    CSR Ltd., ADR                 69,514
       800    FH Faulding & Company,
                ADR                         26,218
    32,000    Foster's Brewing Group
                Ltd., ADR                   79,610
     8,852    Goldfields Ltd., ADR          42,844
     6,200    Goodman Fielder Ltd.,
                ADR                         17,519
     1,800    James Hardie
                Industries NV, ADR          27,630

SHARES                                       VALUE
--------------------------------------------------
     AUSTRALIA (CONTINUED)
     8,100    Lend Lease Corporation
                Ltd., ADR             $     53,703
     1,000    Lihir Gold Ltd., ADR+         11,850
    15,800    M.I.M. Holdings Ltd.,
                ADR                         18,440
     1,500    Mayne Nickless Ltd.,
                ADR                         26,413
     5,700    National Australia
                Bank Ltd., ADR             464,550
    10,200    News Corporation Ltd.,
                ADR                        324,462
     3,739    Normandy Mining Ltd.,
                ADR                         34,399
     1,100    Oil Search Ltd., ADR+          6,870
     3,500    Origin Energy Ltd.,
                ADR+                        20,066
     5,000    Pacific Dunlop Olympic
                Ltd., ADR                    9,950
     2,770    Rio Tinto Ltd., ADR          211,022
     3,300    Santos Ltd., ADR              41,019
       500    Simsmetal Ltd., ADR            5,877
       500    Sons of Gwalia, ADR            9,585
     2,700    Southcorp Holdings
                Ltd., ADR                   52,174
     4,500    St. George Bank Ltd.,
                ADR                         85,727
    16,000    Telstra Corporation
                Ltd., ADR                  223,200
     7,400    Westpac Banking Ltd.,
                ADR                        299,404
     5,600    WMC Ltd., ADR                109,200
    12,400    Woodside Petroleum
                Ltd., ADR                   84,998
                                      ------------
                                         3,236,788
                                      ------------
     AUSTRIA -- 0.1%
     3,720    EVN-Energie Versorgung
                Niederoesterreich
                AG, ADR                     30,616
     1,400    Flughafen Wien AG              9,349
     1,100    Mayr-Melnhof Karton
                AG, ADR                     13,016
     3,000    OMV AG, ADR                   50,281
     1,900    Telekom Austria AG,
                ADR+                        30,685

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     AUSTRIA (CONTINUED)
     3,300    VA Technologie AG, ADR  $      7,255
     3,200    Wienerberger
                Baustoffindustrie
                AG, ADR                      8,975
                                      ------------
                                           150,177
                                      ------------
     BELGIUM -- 0.1%
     1,600    Solvay SA, ADR                96,374
                                      ------------
     BERMUDA -- 0.5%
     4,300    ACE Ltd.                     172,645
     1,150    Asia Global Crossing
                Ltd.+                        1,368
     2,950    FLAG Telecom Holdings
                Ltd.+                        4,720
       400    Knightsbridge Tankers
                Ltd.                         6,440
     2,574    Marvell Technology
                Group Ltd.+                 92,201
       600    Max Re Capital Ltd.            9,396
       600    Orient-Express Hotel
                Ltd.+                       10,860
     1,200    PartnerRe Ltd.                64,800
     3,164    Tyco International
                Ltd.                       186,360
     1,300    Varitronix
                International Ltd.,
                ADR                          4,334
     1,000    W.P. Stewart & Company
                Ltd.                        26,200
                                      ------------
                                           579,324
                                      ------------
     BRAZIL -- 1.0%
     1,625    Aracruz Celulose SA,
                ADR                         29,543
       940    Brasil Telecom
                Participacoes SA,
                ADR                         38,991
     2,996    Cemig-Companhia
                Energetica de Minas,
                ADR                         42,791
    20,100    Centrais Eletricas
                Brasileiras SA, ADR        144,845
     2,010    Centrais Geradoras do
                Suldo Brasil SA, ADR        17,355

SHARES                                       VALUE
--------------------------------------------------
     BRAZIL (CONTINUED)
     2,900    Companhia de Bebidas
                das Americas, ADR     $     58,841
     3,500    Companhia de Bebidas
                das Americas CM             63,000
     2,700    Companhia Paranaense
                de Energia-Copel,
                ADR                         18,463
     1,600    Companhia Siderurgica
                Nacional, ADR               25,792
     2,500    Continental AG, ADR           32,832
       500    Copene - Petroquimica
                do Nordeste SA, ADR          4,988
     1,700    Embraer Empresa
                Brasileira de
                Aeronautica SA, ADR         37,621
     3,900    Embratel Participacoes
                SA, ADR                     16,224
     1,600    Gerdau SA, ADR                15,536
     2,900    Panamerican Beverages,
                Inc.                        43,094
       200    Perdigao SA, ADR               2,550
    12,300    Petroleo Brasileiro SA
                - Petrobras, ADR           286,590
       420    Tele Celular Sul
                Participacoes SA,
                ADR                          6,867
     1,733    Tele Centro Oeste
                Celular
                Participacoes SA,
                ADR                         12,131
       200    Tele Nordeste Celular
                Participacoes SA,
                ADR                          5,638
     4,837    Tele Norte Leste
                Participacoes SA,
                ADR                         75,602
       940    Tele Sudeste Celular
                Participacoes SA,
                ADR                         11,844
     3,900    Telecomunicacoes
                Brasileiras SA, ADR        156,000
       200    Telemig Celular
                Participacoes SA,
                ADR                          7,524
     1,000    Telesp - Telecomunicacoes
                de Sao Paulo SA, ADR        13,200
     1,880    Telesp Celular
                Participacoes SA,
                ADR                         17,409
                                      ------------
                                         1,185,271
                                      ------------

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     CANADA -- 5.0%
     3,500    Abitibi-Consolidated,
                Inc.                  $     25,620
     1,200    Agnico Eagle Mines
                Ltd.                        11,844
     2,700    Alberta Energy Company
                Ltd.                       102,195
       400    Alliance Atlantis
                Communications
                Corporation+                 4,528
     2,000    AT&T Canada, Inc.+            60,380
     1,300    Ballard Power Systems,
                Inc.+                       38,441
    10,300    Bank of Montreal             234,119
    83,500    Baytex Energy Ltd.+          229,162
    11,964    BCE, Inc.                    272,779
     1,700    Bell Canada
                International, Inc.+         1,343
     1,000    Biomira, Inc.+                 4,200
     2,900    Biovail Corporation+         163,125
       100    Boardwalk Equities,
                Inc.                           732
     5,450    Brascan Corporation           98,427
     2,900    Brookfield Properties
                Corporation                 49,880
     3,500    Canada Life Financial
                Corporation                 97,125
     8,000    Canadian Imperial Bank
                of Commerce                275,040
     3,600    Canadian National
                Railway Company            173,808
     2,500    Canadian Natural
                Resources Ltd.              61,000
     3,200    Celestica, Inc.              129,248
     5,100    CGI Group, Inc.+              38,505
     1,900    Cognos, Inc.+                 47,500
     1,500    Corel+                         2,850
       600    Corus Entertainment,
                Inc.+                       11,976
     1,300    Cott Corporation+             20,670
     3,650    CP Railway Ltd.               71,175
     1,825    CP Ships Ltd.+                19,820
       700    Creo Products, Inc.+           9,037
     1,000    Decoma International,
                Inc.                         9,470
     4,500    Domatar, Inc.                 45,360
       600    Dorel Industries,
                Inc.+                       11,892

SHARES                                       VALUE
--------------------------------------------------
     CANADA (CONTINUED)
         2    Dreco Energy Services
                Ltd.+                 $         42
     3,400    Enbridge, Inc.                92,548
       300    Fahnestock Viner
                Holdings, Inc.               8,490
     1,825    Fairmont Hotels &
                Resorts, Inc.               43,617
     1,211    Fording, Inc.                 21,641
       700    Four Seasons Hotels,
                Inc.                        32,732
     1,600    Goldcorp, Inc.                19,472
       800    GSI Lumonics, Inc.+            6,776
       400    Hollinger, Inc.                2,889
     8,500    Imperial Oil Ltd.            236,980
       600    Intertape Polymer
                Group, Inc.                  4,980
       300    Intier Automotive,
                Inc.                         3,819
       900    Intrawest Corporation         15,750
       850    Ipsco, Inc.                    9,775
    44,100    Kasten Chase Applied
                Research Ltd.+             102,474
       800    Kingsway Financial
                Services, Inc.+             10,048
     1,380    Magna Entertainment
                Corporation+                 9,660
     1,700    Magna International          107,899
     9,700    Manulife Financial
                Corporation                252,782
     5,400    Mds, Inc.                     64,260
     3,200    Methanex Corporation+         17,728
     3,000    Nexen, Inc.                   58,500
     4,900    Noranda, Inc.                 46,160
       800    North American
                Palladium Ltd.+              4,704
     1,850    NOVA Chemicals
                Corporation                 35,650
     4,993    PanCanadian Energy
                Corp.                      129,818
     5,300    Petro-Canada                 129,903
     1,200    Potash Corporation of
                Saskatchewan                73,656
       900    Precision Drilling
                Corporation+                23,238
     2,800    QLT
                Photo-Therapeutics,
                Inc.+                       71,148
     1,900    Quebecor World, Inc.          42,864

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     CANADA (CONTINUED)
     1,600    Research In Motion
                Ltd.+                 $     37,952
       400    Rogers Wireless
                Communications,
                Inc.+                        5,820
    12,700    Royal Bank of Canada         413,639
     1,500    Royal Group
                Technologies Ltd.+          27,675
     3,600    Shaw Communications,
                Inc.                        76,320
     8,200    Sun Life Financial
                Services of Canada         177,120
     4,300    Suncor Energy, Inc.          141,642
       900    Supersol Ltd.                 17,901
   188,900    SureFire Commerce,
                Inc.+                      143,546
     2,470    Talisman Energy, Inc.         93,489
     2,220    Teck Cominco Ltd.,
                Class B+                    18,137
     3,515    TELUS Corporation             50,792
    12,100    The Toronto-Dominion
                Bank                       311,454
     9,052    TransCanada PipeLines
                Ltd.                       113,241
     3,200    Trizec Hahn
                Corporation                 50,240
       300    Wescast Industries,
                Inc.                         9,165
     2,500    West Coast Energy,
                Inc.                        66,075
     2,600    Zarlink Semiconductor,
                Inc.+                       29,250
                                      ------------
                                         5,784,712
                                      ------------
     CAYMAN ISLAND -- 0.1%
     2,400    Garmin Ltd.+                  51,168
     2,000    Xcelera, Inc.+                 4,100
                                      ------------
                                            55,268
                                      ------------
     CHILE -- 0.4%
       400    AFP Provida, ADR              11,000
       800    Banco de A. Edwards,
                ADR                         13,840
     2,500    Banco Santander Chile,
                ADR                         46,550
     2,100    Banco Santiago SA, ADR        46,725
       400    BBVA Banco BHIF, ADR           5,420

SHARES                                       VALUE
--------------------------------------------------
     CHILE (CONTINUED)
     1,400    Compania Cervecerias
                Unidas SA, ADR        $     24,920
     4,475    Compania de
                Telecomunicaciones
                de Chile SA, ADR+           60,233
       450    Cristalerias de Chile,
                ADR                          8,471
     2,000    Distribucion y
                Servicio D&S SA, ADR        26,200
     1,500    Embotelladora Andina
                SA, ADR                     14,625
     1,300    Embotelladora Andina
                SA, ADR                     10,270
     5,300    Empresa Nacional
                Electricidad SA, ADR        55,014
     2,960    Enersis SA, ADR               39,368
     2,000    Gener SA, ADR                 22,422
     1,400    Linea Aerea Nacional
                Chile SA, ADR               10,598
       800    Madeco, ADR+                   2,040
       600    Maderas Y Sintelicos
                Sociedad (Masisa),
                ADR                          7,758
       600    Quimica Minera Chile
                SA, ADR                     13,992
     2,400    Quinenco SA, ADR+             17,520
       300    Vina Concha Y Toro SA,
                ADR                         10,800
                                      ------------
                                           447,766
                                      ------------
     CHINA/HONG KONG -- 3.7%
    11,100    Amoy Properties Ltd.          57,295
     1,200    APT Satellite Holdings
                Ltd., ADR                    3,972
     3,000    ASAT Holdings Ltd.,
                ADR+                         4,950
       900    Asia Satellite
                Telecommunications
                Holdings Ltd., ADR          14,760
       900    AsiaInfo Holdings,
                Inc.+                       15,678
    25,648    Bank East Asia Ltd.,
                ADR                         55,256
       700    Brilliance China
                Automotive Holdings
                Ltd., ADR                   13,125

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     CHINA/HONG KONG (CONTINUED)
    12,900    Cathay Pacific
                Airways, ADR          $     82,715
    60,400    China Mobile (Hong
                Kong) Ltd., ADR+         1,055,792
     3,100    China Petroleum &
                Chemical Corporation
                (Sinopec), ADR              41,943
       400    China Southern
                Airlines Company
                Ltd., ADR+                   5,720
    22,700    China Unicom Ltd.,
                ADR+                       253,559
     2,200    chinadotcom
                Corporation+                 6,600
    46,500    CLP Holdings Ltd., ADR       177,402
     7,280    Dairy Farm
                International Ltd.,
                ADR+                        23,660
       779    Egana International
                Holdings Ltd.                5,726
     9,300    First Pacific Company
                Ltd., ADR                    5,725
     1,900    Guangshen Railway
                Company Ltd., ADR           15,960
     5,150    Hang Lung Development,
                ADR                         22,785
    36,000    Hang Seng Bank Ltd.,
                ADR                        395,878
    32,100    Henderson Land
                Development Company
                Ltd., ADR                  144,903
   105,226    Hong Kong and China
                Gas Ltd., ADR              128,870
    37,600    Hong Kong Electric
                Holdings Ltd., ADR         139,834
    10,100    Hong Kong Land
                Holdings, ADR               95,445
    16,300    Hopewell Holdings
                Ltd., ADR                    9,668
       800    Huaneng Power
                International, ADR          19,280

SHARES                                       VALUE
--------------------------------------------------
     CHINA/HONG KONG (CONTINUED)
    10,000    Hysan Development
                Ltd., ADR             $     20,134
    15,100    Jardine Matheson &
                Company Ltd., ADR           88,863
    11,800    Jardine Strategic
                Holding, ADR                62,068
     7,100    Johnson Electric
                Holdings, ADR               74,661
     1,600    Mandarin Oriental
                International Ltd.,
                ADR                          6,720
    19,700    New World Development
                Company Ltd., ADR           34,359
    39,595    Pacific Century
                CyberWorks Ltd.,
                ADR+                       106,906
    32,700    Petrochina Company
                Ltd., ADR                  582,060
     6,750    SCMP Group Ltd., ADR          21,208
     2,167    Shanghai Chlor-Alkali
                Chemical Company
                ADR+                        16,383
     3,400    Shuntak Holdings Ltd.,
                ADR                          4,186
     2,900    Sinopec Shanghai
                Petrochemical
                Company Ltd., ADR           26,187
    44,500    Sun Hung Kai
                Properties Ltd., ADR       359,520
    17,500    Swire Pacific Ltd.            95,378
     3,900    Television Broadcasts
                Ltd., ADR                   33,809
       400    Yanzhou Coal Mining
                Company Ltd., ADR            6,300
                                      ------------
                                         4,335,243
                                      ------------
     CYPRUS -- 0.0%#
       300    A.C.L.N. Ltd.+                 2,781
                                      ------------
     DENMARK -- 0.3%
     6,050    Novo Nordisk AS, ADR         242,605
     8,400    TDC A/S, ADR                 147,840
                                      ------------
                                           390,445
                                      ------------

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     DOMINICAN REPUBLIC -- 0.0%#
       500    TRICOM SA, ADR+         $      1,875
                                      ------------
     FINLAND -- 2.2%
     1,100    American Group Ltd.,
                ADR                         14,446
     1,100    Instrumentarium
                Corporation, ADR            23,078
     2,962    Metso Oyj, ADR                30,953
    87,500    Nokia Oyj, ADR             2,146,375
    13,420    Sonera Oyj, ADR               65,221
    13,400    Stora Enso Oyj, ADR          164,284
     5,100    UPM-Kymmene Oyj, ADR         170,340
                                      ------------
                                         2,614,697
                                      ------------
     FRANCE -- 7.0%
     7,000    Accor SA, ADR                127,238
       700    ActivCard SA, ADR+             6,573
    18,493    Alcatel Alsthom Cie
                Generale D'Electric,
                ADR                        306,059
       300    Alcatel Optronics, ADR         2,025
     4,000    Alstom, ADR                   45,400
    14,478    Aventis SA, ADR            1,027,938
       700    Bouygues Offshore SA,
                ADR                         12,635
     1,200    Business Objects SA,
                ADR+                        40,560
    12,200    Canal Plus, ADR                7,778
     1,500    Ciments Francais SA,
                ADR                         32,053
     2,769    Clarins SA, ADR               31,262
     1,100    Companie Generale de
                Geophysique SA, ADR+         6,903
     2,500    Dassault Systemes SA,
                ADR                        116,275
     2,717    Etablissements
                Economiques du
                Casino Guichard-
                Perrachon SA               209,566
    18,600    France Telecom SA, ADR       743,814
     5,900    Gemplus International
                SA, ADR+                    30,857

SHARES                                       VALUE
--------------------------------------------------
     FRANCE (CONTINUED)
       600    Genesys SA, ADR+        $      3,900
     1,100    Groupe AB SA                  11,716
    13,800    Groupe Danone, ADR           330,510
     5,000    Havas Advertising SA,
                ADR                         36,250
     5,766    Lafarge SA, ADR              131,753
     2,600    Lagardere Group, ADR         108,803
    45,600    Louis Vuitton Moet
                Hennessy, ADR              375,744
     3,500    Pechiney SA, ADR              88,130
     4,350    Pernod Ricard, ADR            84,240
     5,475    PSA Peugeot Citroen,
                ADR                        232,770
     2,650    Publicis Groupe, ADR          68,900
     1,200    Rhodia SA, ADR                 9,600
       800    Scor SA, ADR                  25,520
    36,800    Societe Generale, ADR        411,862
     1,575    Technip-Coflexip SA,
                ADR+                        52,920
     3,100    Thales SA, ADR               106,956
     4,840    Thomson Multimedia,
                ADR+                       145,490
    26,905    TotalFinaElf SA, ADR       1,889,807
     1,989    Valeo SA, ADR                 79,319
     3,600    Valeo SA                      71,799
     2,500    Vivendi Environnement,
                ADR                         85,625
    20,100    Vivendi Universal SA,
                ADR                      1,081,179
                                      ------------
                                         8,179,729
                                      ------------
     GERMANY -- 7.8%
    45,700    Allianz AG, ADR            1,078,520
    12,400    BASF AG, ADR                 470,084
    13,600    Bayer AG, ADR                432,292
    10,360    Bayerische Hypo- und
                Vereinsbank AG, ADR        315,007
     1,227    Celanese AG                   23,767
     9,900    Commerzbank AG, ADR          152,934
    18,671    Daimler Chrysler
                Aerospace AG               778,021
    10,400    Deutsche Bank AG, ADR+       729,560
     7,400    Deutsche Lufthansa AG,
                ADR                         99,490

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     GERMANY (CONTINUED)
    77,600    Deutsche Telekom AG,
                ADR                   $  1,311,440
    10,100    Dresdner Bank AG, ADR        367,803
    14,000    E.On AG, ADR                 721,140
     1,400    Epcos AG, ADR                 70,126
     4,600    Fresenius Medical Care
                AG, ADR                     91,862
     1,600    Henkel KGaA, ADR              81,914
    12,000    Infineon Technologies
                AG, ADR                    243,600
     3,300    Intershop
                Communications AG,
                ADR+                         2,310
       400    Lion Bioscience AG,
                ADR+                         6,500
       228    Pfeiffer Vacuum
                Technology AG, ADR           7,182
     6,600    RWE AG, ADR                  249,455
     9,804    SAP AG, ADR                  313,042
     3,800    Schering AG, ADR             201,362
       500    Schwarz Pharma AG, ADR         6,399
     1,400    SGL Carbon AG, ADR+            9,100
    16,450    Siemens AG, ADR+           1,077,146
    29,000    Volkswagen AG, ADR           270,086
                                      ------------
                                         9,110,142
                                      ------------
     GHANA -- 0.0%#
     2,700    Ashanti Goldfields
                Company Ltd., ADR+          11,475
                                      ------------
     GREECE -- 0.2%
     1,200    Antenna TV SA, ADR+            2,976
    18,800    Hellenic
                Telecommunication
                Organization SA
                (OTE), ADR                 143,256
    20,400    National Bank of
                Greece SA, ADR              96,900
     1,400    STET Hellas
                Telecommunications
                SA, ADR+                     8,610
                                      ------------
                                           251,742
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
     HONG KONG -- 0.4%
     2,100    China Overseas Land &
                Investment Ltd., ADR  $     13,600
    18,000    China Resources
                Enterprise Ltd., ADR        33,701
     7,800    Cnooc Ltd., ADR              150,540
     2,700    Giordano International
                Ltd., ADR                   11,946
    10,600    Henderson Investment
                Ltd., ADR                   41,120
     1,900    i-CABLE Communications
                Ltd., ADR+                  22,743
     7,100    Legend Holdings Ltd.,
                ADR                         72,385
     9,500    MTR Corporation Ltd.,
                ADR                        124,265
     2,500    SmarTone
                Telecommunications
                Holdings Ltd., ADR+         14,905
     5,700    SUNDAY Communications
                Ltd., ADR+                   5,816
                                      ------------
                                           491,021
                                      ------------
     HUNGARY -- 0.1%
     4,000    Magyar Tavkozlesi Rt.         67,960
                                      ------------
     ICELAND -- 0.0%#
     1,000    Decode Genetics, Inc.+         9,800
                                      ------------
     INDIA -- 0.4%
     1,000    Dr. Reddy's
                Laboratories Ltd.,
                ADR                         18,950
     1,500    HDFC Bank Ltd., ADR+          20,970
     1,900    ICICI Bank Ltd., ADR           9,025
     9,200    ICICI Ltd., ADR               55,016
     2,600    Infosys Technologies
                Ltd., ADR                  161,200
     1,000    Satyam Computer
                Services Ltd., ADR          10,980
     3,100    Videsh Sanchar Nigam
                Ltd., ADR                   29,760
     4,500    Wipro Ltd., ADR              164,700
                                      ------------
                                           470,601
                                      ------------

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     INDONESIA -- 0.1%
     1,900    Gulf Indonesia
                Resources Ltd.+       $     17,100
     7,150    PT Indorayon Utama+,
                ADR                            722
     2,283    PT Indosat, ADR               20,205
     9,840    PT Telekomunikasi
                Indonesia, ADR              57,072
                                      ------------
                                            95,099
                                      ------------
     IRELAND -- 0.8%
     8,400    Allied Irish Banks,
                ADR                        194,040
       600    Anglo Irish Bank
                Corporation Plc, ADR        22,748
     5,000    Bank of Ireland, ADR         182,700
     7,600    CRH, ADR                     130,036
     5,100    Elan Corporation Plc,
                ADR+                       229,806
       200    ICON Plc, ADR+                 5,962
       400    IONA Technologies Plc,
                ADR+                         8,120
     2,400    Jefferson Smurfit
                Group, ADR                  54,000
     1,200    Parthus Technologies
                Plc, ADR+                    6,000
       600    Riverdeep Group Plc,
                ADR+                        10,086
     3,000    Ryanair Holdings Plc,
                ADR+                        96,150
     1,100    SmartForce Plc, ADR+          27,225
     1,600    Waterford Wedgwood
                Plc, ADR                    12,960
                                      ------------
                                           979,833
                                      ------------
     ISLE OF GURNSEY -- 0.1%
     3,700    Amdocs Ltd.+                 125,689
                                      ------------
     ISRAEL -- 0.4%
        50    American-Israeli Paper
                Mills                        2,012
       700    Blue Square-Israel
                Ltd., ADR                   12,131
     4,400    Check Point Software
                Technologies Ltd.+         175,516
       300    Delta-Galil Industries
                Ltd., ADR                    2,934

SHARES                                       VALUE
--------------------------------------------------
     ISRAEL (CONTINUED)
     1,700    ECI Telecommunications
                Ltd.                  $      9,129
       300    ECtel Ltd.+                    5,196
       500    Elbit Medical Imaging
                Ltd.+                        3,140
       500    Elbit Systems Ltd.             9,250
       400    Elron Electronic
                Industries Ltd.              5,656
     1,700    Koor Industries Ltd.,
                ADR+                        11,067
       600    M-Systems Flash Disk
                Pioneers Ltd., ADR+          7,014
       300    Matav-Cable Systems
                Media Ltd., ADR+             4,920
       200    NICE-Systems Ltd.,
                ADR+                         3,264
       700    Orbotech Ltd.+                21,805
       900    Partner Communications
                Company Ltd., ADR+           6,165
       300    RADWARE Ltd.+                  3,897
       900    Scitex Corporation+            4,095
     2,800    Teva Pharmaceutical,
                ADR                        172,564
                                      ------------
                                           459,755
                                      ------------
     ITALY -- 2.6%
     1,972    Benetton Group SpA,
                ADR                         43,976
     1,000    De Rigo SpA, ADR               6,035
       300    Ducati Motor Holding
                SpA, ADR+                    4,725
    22,600    Enel SpA, ADR                620,370
    14,900    Ente Nazionale
                Idrocarburi SpA            923,204
     7,115    Fiat SpA, ADR                114,907
       600    Fila Holding SpA, ADR+         1,854
     1,300    Industrie Natuzzi, ADR        19,032
     8,700    Luxottica Group, ADR         143,376
    13,586    San Paolo-IMI SpA, ADR       297,397
    10,200    Telecom Italia SpA,
                ADR                        872,100
                                      ------------
                                         3,046,976
                                      ------------

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     JAPAN -- 9.9%
    13,700    All Nippon Airways
                Company Ltd., ADR+    $     63,556
       400    Arisawa Manufacturing
                Company Ltd., ADR            6,714
     3,500    Bandai Company Ltd.,
                ADR                         26,371
    16,200    Canon, Inc., ADR             567,972
     1,400    CSK Corporation, ADR          32,823
     6,900    Dai'El, Inc., ADR              8,108
     5,750    Eisai Company Ltd.,
                ADR                        143,026
    10,000    Fuji Photo Film
                Company Ltd., ADR          359,400
     6,500    Hitachi Ltd., ADR            475,735
     9,500    Honda Motor Company
                Ltd., ADR                  774,345
     1,000    Internet Initiative
                Japan, Inc., ADR+            5,980
     8,100    Ito-Yokado Ltd., ADR         368,550
    16,600    Japan Airlines
                Company, ADR                80,178
    59,400    Japan Telecom Company
                Ltd., ADR                  178,117
     6,750    Kawasaki Heavy
                Industries Ltd.,
                ADR+                        24,721
     6,300    Kawasaki Steel
                Corporation, ADR            63,932
     2,300    Kirin Brewery Company,
                ADR                        163,541
    11,000    Kobe Steel Ltd., ADR+         21,403
     4,750    Komatsu Ltd., ADR             67,992
     1,600    Kubota Corporation,
                ADR                         86,720
     3,500    Kyocera Corporation,
                ADR                        233,555
     3,500    Makita Corporation,
                ADR                         18,165
    38,700    Matsushita Electric
                Industrial Company
                Ltd., ADR                  487,620
     3,800    MINEBEA Company Ltd.,
                ADR                         40,940

SHARES                                       VALUE
--------------------------------------------------
     JAPAN (CONTINUED)
    14,600    Mitsubishi
                Corporation, ADR      $    189,601
   103,095    Mitsubishi Tokyo
                Finance Group, Inc.,
                ADR+                       667,025
     1,700    Mitsui & Company Ltd.,
                ADR                        168,810
    30,800    NEC Corporation, ADR         319,396
    60,100    Nippon Telegraph &
                Telephone
                Corporation, ADR           973,620
    23,400    Nissan Motor Company
                Ltd., ADR                  254,124
    11,700    NTT DoCoMo, Inc., ADR        687,395
     5,100    Olympus Optical
                Company, ADR                73,352
     3,080    Orix Corporation, ADR        137,491
     3,300    Pioneer Corporation,
                ADR                         74,745
     1,700    Q.P. Corporation, ADR         26,435
     3,000    Ricoh Company Ltd.,
                ADR                        279,261
     7,000    Sanyo Electric
                Corporation, ADR           167,930
     7,800    Sega Enterprises, ADR         38,908
    13,600    Sekisui House Ltd.,
                ADR                         98,581
     8,200    Shiseido Ltd., ADR            75,768
    15,300    Sony Corporation, ADR        690,030
     7,100    Sumitomo Metal
                Industries, ADR+            22,753
    26,200    Sumitomo Trust &
                Banking Company
                Ltd., ADR                  106,351
     2,900    TDK Corporation, ADR         140,650
     6,000    Tokio Marine & Fire
                Insurance Ltd., ADR        219,600
    35,070    Toyota Motor
                Corporation, ADR         1,787,167
     2,800    Trend Micro, Inc.,
                ADR+                        64,403
       700    Wacoal Corporation,
                ADR                         27,703
                                      ------------
                                        11,590,563
                                      ------------

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     KOREA -- 0.8%
     5,100    Hanaro Telecom, Inc.,
                ADR+                  $     18,156
     2,809    Kookmin Bank, ADR            109,270
    23,400    Korea Electric Power
                Corporation, ADR           214,110
    11,200    Korea Telecom
                Corporation, ADR           227,696
     7,200    Pohang Iron & Steel
                Company, Ltd., ADR         165,600
    11,584    SK Telecom Company
                Ltd., ADR                  250,446
                                      ------------
                                           985,278
                                      ------------
     LUXEMBOURG -- 0.0%#
     1,100    Espirito Santo
                Financial Holdings,
                ADR                         19,261
     1,100    Millicom International
                Cellular SA+                13,365
       400    Quilmes Industrial SA,
                ADR                          4,784
       450    SBS Broadcasting SA+           8,145
       650    Stolt-Nielsen SA Plc,
                ADR                         10,134
       240    Transcom WorldWide SA,
                ADR, Class A+                1,544
                                      ------------
                                            57,233
                                      ------------
     MALAYSIA -- 0.1%
    41,900    Amsteel Corporation
                Berhad, ADR                  1,433
    39,500    Resorts World Berhad,
                ADR                         63,928
                                      ------------
                                            65,361
                                      ------------
     MEXICO -- 1.1%
     2,300    America Movil SA de
                CV, ADR                     44,804
     1,200    Apasco SA, ADR                30,365
       800    Bufete Industries,
                ADR+                            56
    36,100    Carso Global Telecom,
                ADR+                       157,100
     5,400    Cemex SA de CV, ADR          133,380

SHARES                                       VALUE
--------------------------------------------------
     MEXICO (CONTINUED)
       600    Coca-Cola Femsa SA,
                ADR                   $     12,042
       400    Controladora Comercial
                Mexican SA de CV,
                GDR                          6,112
     1,605    Desc de CV, ADR               14,846
     2,300    Empresas Ica, ADR+             5,957
     2,400    Gruma SA, ADR+                 8,184
       600    Grupo Aeroportuario
                del Sureste SA, ADR+         9,240
     8,800    Grupo Carso SA, ADR+          58,740
       600    Grupo Casa Autrey,
                ADR+                         3,900
     2,700    Grupo Elektra, GDR            17,550
     4,800    Grupo Financiero BBVA
                Bancomer, SA de CV          87,953
    11,700    Grupo Financiero
                Inbursa SA de CV,
                ADR+                        69,229
     1,500    Grupo Imsa SA, ADR            14,130
       600    Grupo Industrial
                Durango SA, ADR+             3,090
     1,300    Grupo Industrial
                Maseca SA, ADR               6,435
     1,300    Grupo Iusacell SA de
                CV, ADR+                     5,161
     3,400    Grupo Telivisa SA,
                ADR+                       146,812
       600    Industries Bachoco SA,
                ADR                          4,410
     3,100    Kimberly Clark, Inc.,
                ADR                         45,442
     6,600    Telefono de Mexico SA,
                ADR                        231,132
     1,500    Tubos de Acero de
                Mexico, ADR                 13,410
     2,500    Tv Azteca SA de CV,
                ADR                         16,975
     2,600    Vitro Sociedad
                Anomina, ADR                 5,590
     3,700    Wal-Mart de Mexico SA
                de CV, ADR                 100,888
                                      ------------
                                         1,252,933
                                      ------------

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     NETHERLANDS -- 4.7%
    26,900    ABN AMRO Holding, ADR   $    437,932
    25,000    AEGON Insurance, NYR         669,250
     5,500    Akzo Nobel, ADR              246,675
       900    ASM International NV,
                ADR+                        17,559
     8,100    ASM Lithography
                Holdings NV, ADR+          138,105
     6,100    Baan Company+                 12,810
     3,300    CNH Global NV, ADR            20,097
       700    Core Laboratories NV+          9,814
       800    Crucell NV, ADR+               4,472
     7,500    DSM, ADR                      68,464
     6,500    Elsevier, ADR                151,580
     4,400    Equant NV, NYR                51,260
     7,800    Fortis NL, ADR, ADR          202,096
     1,300    Gucci Group, ADR             110,370
       900    Head NV, NYR                   3,024
     3,200    Hunter Douglas NV, ADR        21,461
    36,710    ING Groep NV, ADR            934,270
     2,700    Ispat International
                NV, ADR+                     4,725
     1,075    KLM Royal Dutch
                Airlines NV, NYR            11,911
    12,260    Koninklijke Ahold, ADR       360,321
    24,522    Koninklijke Philips
                Electronics NV, NYR        713,835
       536    Koninklijke Vopak NV,
                ADR                          8,686
     1,800    Koninklijke Wessanen
                NV, ADR                     16,027
     8,800    Kpnqwest NV, ADR+             62,920
     2,800    New Skies Satellites
                NV, ADR+                    17,640
     1,900    Oce Van Der Griten,
                ADR                         18,432
     3,000    QIAGEN NV                     55,680
     1,000    Royal Nedlloyd Group,
                ADR                          6,900
    22,619    Royal PTT Nederland          114,452
    16,500    STMicroelectronics NV,
                NYR                        522,555
     9,383    TPG NV, ADR                  200,796

SHARES                                       VALUE
--------------------------------------------------
     NETHERLANDS (CONTINUED)
     8,600    United Pan-Europe
                Communications NV,
                ADR+                  $      4,472
     4,600    VNU - Verenigde
                Nederlandse
                Uitgeversbedrijven
                Verengd Bezit, ADR         141,342
     6,100    Vodafone Libertel NV,
                ADR+                        56,105
     5,500    Wolters Kluwer, ADR          125,364
                                      ------------
                                         5,541,402
                                      ------------
     NEW ZEALAND -- 0.1%
       725    Fletcher Building
                Ltd., ADR                    8,707
       700    Sky Network Television
                Ltd., ADR+                  11,514
     4,100    Telecommunications of
                New Zealand Ltd.,
                ADR                         68,675
       900    Tranz Rail Holdings
                Ltd., ADR                    4,410
                                      ------------
                                            93,306
                                      ------------
     NORWAY -- 0.6%
       900    Bergesen d.y. ASA, ADR        15,955
     1,600    Frontline Ltd., ADR           16,400
     2,100    Nera ASA, ADR                  4,725
     4,450    Norsk Hydro AS, ADR          186,900
       200    Odfjell ASA, ADR               3,010
     4,100    Orkla ASA, ADR                69,482
     2,000    Petroleum Geo -
                Services, ADR+              15,920
     1,200    Smedvig ASA, ADR               9,600
    26,100    Statoil ASA, ADR+            171,738
    11,700    Telenor ASA, ADR             146,250
     3,300    Tomra Systems ASA, ADR        31,641
                                      ------------
                                           671,621
                                      ------------
     PANAMA -- 0.0%#
       400    Banco Latinoamericano
                de Exportaciones SA         11,220
                                      ------------

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     PERU -- 0.0%#
       800    Compania de Minas
                Buenaventura SA, ADR  $     16,584
                                      ------------
     PHILIPPINES -- 0.0%#
     7,800    Manila Electric
                Company, ADR+                4,459
     2,700    Philippine Long
                Distance Telephone
                Company, ADR                22,248
     1,581    San Miguel
                Corporation, ADR            16,086
                                      ------------
                                            42,793
                                      ------------
     PORTUGAL -- 0.3%
     4,416    Banco Comercial
                Portuges SA, ADR            89,071
     5,800    Electricidade de
                Portugal SA, ADR           126,440
    22,260    Portugal Telecom SA,
                ADR                        169,398
                                      ------------
                                           384,909
                                      ------------
     RUSSIA -- 0.6%
     2,100    Irkutskenergo, ADR             8,505
     3,100    Lukoil, ADR                  151,880
     2,200    Mobile Telesystems,
                ADR                         78,452
     5,000    Mosenergo, ADR                20,700
     2,600    Rostelecom, ADR               13,598
     9,000    Sibneft, ADR                  65,142
     9,200    Surgutneftegaz, ADR          143,888
     2,400    Tatneft, ADR                  24,768
     8,000    Unified Energy
                Systems, ADR               125,840
     1,000    Vimpel -
                Communications, ADR+        26,050
                                      ------------
                                           658,823
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
     SINGAPORE -- 0.9%
    23,300    Capitaland Ltd., ADR    $     47,835
     3,000    Chartered
                Semiconductor
                Manufacturing, ADR+         79,317
    11,600    City Developments
                Ltd., ADR                   38,007
     1,900    Creative Technology
                Ltd.                        15,580
     2,600    Cycle & Carriage Ltd.,
                ADR                          8,674
     4,603    DBS Group Holdings
                Ltd., ADR                  137,604
     7,800    Flextronics
                International Ltd.+        187,122
     7,375    Keppel Corporation
                Ltd., ADR                   22,686
     3,400    Neptune Orient Lines
                Ltd., ADR+                   7,145
    28,700    Singapore
                Telecommunications
                Ltd., ADR                  273,554
     2,200    St Assembly Test
                Services Ltd., ADR+         25,521
    10,200    United Overseas Bank
                Ltd., ADR                  140,309
     2,750    United Overseas Land
                Ltd., ADR                   10,068
                                      ------------
                                           993,422
                                      ------------
     SOUTH AFRICA -- 0.3%
     3,600    AngloGold Ltd., ADR           65,016
     1,300    Avgold Ltd., ADR+              6,143
     1,500    Harmony Gold Mining
                Company Ltd., ADR            9,765
     3,997    Imperial Holdings
                Ltd., ADR                   18,794
     1,500    Investec Bank Ltd.,
                ADR                         20,008
     5,000    Iscor Ltd., ADR                4,711
     5,700    Kumba Resources Ltd.,
                ADR+                        14,779
     5,300    Liberty Group Ltd.,
                ADR                         24,390
     2,300    Nedcor Ltd., ADR              47,630
     4,700    Sappi Ltd., ADR               48,175
    11,800    Sasol Ltd., ADR              104,430
     3,700    Wooltru Ltd., ADR              2,375
                                      ------------
                                           366,216
                                      ------------

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     SPAIN -- 2.9%
    58,733    Banco Bilbao Vizcaya
                Argentaria SA, ADR    $    731,226
    68,260    Banco Santander
                Central Hispano SA,
                ADR                        566,558
    22,800    Banesto Espanol de
                Credito, ADR               140,580
     1,700    Bankinter SA, ADR             49,738
    19,700    Endesa SA, ADR               308,699
    22,350    Repsol, ADR                  324,745
    27,907    Telefonica de Espana
                SA                       1,118,513
     6,600    Telefonica Moviles SA,
                ADR+                        49,005
     4,000    Telepizza SA, ADR+             6,197
    12,100    Terra Networks SA,
                ADR+                        95,227
                                      ------------
                                         3,390,488
                                      ------------
     SWEDEN -- 1.4%
     2,666    Atlas Copco, ADR              59,599
     2,300    Autoliv, Inc.                 46,713
       250    Biacore International
                AB, ADR+                     8,000
     3,300    Electrolux AB, ADR            96,756
   135,200    Ericsson (L.M.)
                Telephone Company,
                ADR                        705,744
    10,300    Forenings Sparbanken
                AB, ADR                    127,649
     1,200    Industriforvaltings AB
                Kinnevik, ADR               18,189
       200    Modern Times Group MTG
                AB, ADR                     21,800
     5,450    Sandvik AB, ADR              116,641
     2,200    Scania AB, ADR                39,875
     2,500    SKF AB, ADR                   48,875
     3,900    Svenska Cellulosa AB,
                ADR                        106,705
     1,000    Swedish Match Company,
                ADR                         53,050
     2,300    Tele2 AB, ADR+                83,329
     8,600    Volvo AB, ADR                141,040
                                      ------------
                                         1,673,965
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
     SWITZERLAND -- 7.4%
     2,700    ABB Ltd., ADR+          $     25,407
    12,700    Adecco SA, ADR               171,450
     2,900    Ciba Specialty
                Chemicals AG, ADR           90,190
    10,100    Compagnie Financiere
                Richemont AG, ADR          187,668
    20,000    Credit Suisse Group,
                ADR                        852,858
     5,000    Holcim Ltd., ADR             109,759
       800    Logitech International
                SA, ADR+                    28,880
       800    Mettler Toledo
                International, Inc.+        41,480
    29,400    Nestle, ADR                1,567,126
    48,532    Novartis, ADR              1,771,418
    13,600    Roche Holdings Ltd.,
                ADR                        970,667
     9,100    Serono SA, ADR               201,929
     2,200    Sulzer Medica, ADR             9,878
     5,700    Swiss Re, ADR                604,058
    13,700    Swisscom AG, ADR             380,175
    10,894    Syngenta AG, ADR+            115,476
    23,690    UBS AG                     1,184,500
    15,624    Zurich Financial
                Services AG, ADR           366,533
                                      ------------
                                         8,679,452
                                      ------------
     TAIWAN -- 1.5%
    12,089    Advanced Semiconductor
                Engineering, Inc.,
                ADR                         53,071
     1,700    ASE Test Ltd.+                23,681
     5,062    Macronix International
                Co., Ltd., ADR              38,977
     6,296    Siliconware Precision
                Industries Company,
                ADR                         27,073
    62,695    Taiwan Semiconductor
                Manufacturing
                Company, ADR             1,076,473
    48,975    United
                Microelectronics
                Corporation, ADR           470,160
                                      ------------
                                         1,689,435
                                      ------------

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     THAILAND -- 0.1%
    52,000    Advanced Information
                Services PCL, ADR     $     47,908
    13,440    Shin Corporations PCL,
                ADR+                        18,961
                                      ------------
                                            66,869
                                      ------------
     TURKEY -- 0.0%#
     2,179    Turkcell Iletisim
                Hizmetleri AS, ADR          44,735
                                      ------------
     UNITED KINGDOM -- 29.3%
    13,200    Abbey National Plc,
                ADR                        376,155
    19,500    Allied Domeq Plc, ADR        116,288
     2,800    Amersham Plc, ADR            133,868
     7,500    Amvescap Plc, ADR            217,650
     6,200    ARM Holdings Plc, ADR+        96,658
    32,936    Astra Zeneca Group
                Plc, ADR                 1,534,818
     2,800    Autonomy Corporation
                Plc, ADR+                   14,980
    31,900    AXA, SA, ADR                 670,538
    19,800    BAA Plc, ADR                 159,501
     4,800    Baltimore Technologies
                Plc, ADR+                    2,166
     7,500    Barclays Plc, ADR          1,009,125
       600    Bespak Plc, ADR                5,021
    13,592    BG Group Plc, ADR            280,675
    39,800    BHP Billiton Plc, ADR        200,998
     4,700    BOC Group Plc, ADR           145,277
       900    Body Shop
                International Plc,
                ADR                          7,204
     2,800    Bookham Technology
                Plc, ADR+                    6,860
    70,100    BP Amoco Plc, ADR          3,260,351
     2,400    British Airways Plc,
                ADR                         68,880
    14,591    British American
                Tobacco Plc, ADR           248,047
     1,500    British Biotech Plc,
                ADR+                         3,377
     3,400    British Energy Plc,
                ADR                         46,512
     5,600    British Sky
                Broadcasting Group
                Plc, ADR+                  366,800
    12,600    BT Group Plc, ADR+           463,050

SHARES                                       VALUE
--------------------------------------------------
     UNITED KINGDOM (CONTINUED)
     2,000    Bunzl Plc, ADR          $     62,900
    17,368    Cable & Wireless Plc,
                ADR                        257,220
     9,900    Cadbury Schweppes Plc,
                ADR                        254,628
       800    Cambridge Antibody
                Technology Group
                Plc, ADR+                   21,400
     3,000    Carlton Communications
                Plc, ADR                    54,000
     2,900    Celltech Group Plc,
                ADR+                        72,529
     4,550    Coats Viyella Plc, ADR         9,387
     3,500    COLT Telecom Group
                Plc, ADR                    24,010
     2,500    Compass Group Plc, ADR        18,538
     3,000    Cookson Group Plc, ADR        20,958
       970    Cordiant
                Communications Group
                Plc, ADR                     6,887
     5,900    Corus Group Plc, ADR          61,537
    16,683    Diageo Plc, ADR              771,922
     1,000    Dialog Semiconductor
                Plc, ADR+                    6,953
    12,390    Dixons Group Plc, ADR        127,128
     2,300    Eidos Plc, ADR                 6,440
     7,625    EMI Group Plc, ADR            79,568
     5,700    Energis Plc, ADR+             23,370
     1,400    Enodis Plc, ADR                7,525
     3,100    Enterprise Oil Plc,
                ADR                         63,860
    19,700    Eurotunnel Plc, ADR+          39,640
    43,400    Fitness First Plc+           298,439
       912    Galen Holdings Plc,
                ADR                         37,574
     3,100    Gallaher Group Plc,
                ADR                         83,545
    13,400    Gkn Plc, ADR                  51,485
    57,936    Glaxo Wellcome Plc         2,886,372
    19,000    GUS Plc, ADR                 177,114
     2,825    Hanson Trust Plc, ADR         94,977
    14,200    HBOS Plc, ADR                496,928
    13,900    Hilton Group Plc, ADR         85,977
    31,300    HSBC Holdings Plc          1,868,923
     3,400    Imperial Chemical
                Industries Plc, ADR         74,290
   243,800    Imperial Tobacco           3,211,192
     5,025    Imperial Tobacco Group
                Plc, ADR                   132,737

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     UNITED KINGDOM (CONTINUED)
     2,280    Innogy Holdings Plc,
                ADR                   $     63,384
     2,480    International Power
                Plc, ADR+                   72,689
    32,480    Invensys Plc, ADR            113,924
     9,100    J Sainsbury Plc, ADR         194,423
       800    J.D. Wetherspoon Plc,
                ADR                         24,883
     1,100    Jazztel Plc, ADR+              6,160
     2,100    Johnson Matthey Plc,
                ADR                         57,031
     1,100    Kidde Plc, ADR                10,806
    12,909    Kingfisher Plc, ADR          147,911
     2,600    Laura Ashley Holdings
                Plc, ADR+                    5,061
    19,400    Legal & General Group
                Plc, ADR                   223,053
    25,600    Lloyds TSB Group Plc,
                ADR                      1,107,310
     1,500    London Pacific Group
                Ltd. Plc, ADR                5,940
     3,400    Lonmin Plc, ADR               50,943
 1,305,500    Marconi Plc, ADR             792,388
    12,800    Marconi Plc                   14,976
     9,300    Marks & Spencer Plc,
                ADR                        296,420
       600    MERANT Plc, ADR+               4,710
    13,900    mmO2 Plc+                    175,140
     5,570    National Grid Group
                Plc, ADR                   171,277
     1,200    NDS Group Plc, ADR+           24,060
     1,300    Oxford GlycoSciences
                Plc, ADR+                   12,610
     3,250    P & O Princess Cruises
                Plc, ADR                    75,400
    14,800    Pearson Plc, ADR             169,626
     6,600    Peninsular & Oriental
                Steam Plc, ADR              45,146
     3,000    Powergen Plc, ADR            130,950
     3,000    Premier Farnell Plc,
                ADR                         26,250
     2,300    Premier Oil Plc, ADR+          5,607
    18,400    Prudential Plc, ADR          422,843
     7,500    Rank Group Plc, ADR           49,875

SHARES                                       VALUE
--------------------------------------------------
     UNITED KINGDOM (CONTINUED)
     5,600    Reed International
                Plc, ADR              $    186,480
     2,200    Regus Plc, ADR+                7,812
    11,100    Rentokil Initial Plc,
                ADR                        221,322
     4,653    Reuters Group Plc, ADR       279,133
     1,922    Rexam Plc, ADR                52,134
     5,100    Rio Tinto Plc, ADR           399,330
     5,800    Rolls-Royce Plc, ADR          70,063
     5,500    Royal & Sun Alliance
                Insurance Group Plc,
                ADR                        160,655
       900    Scottish & Southern
                Energy Plc, ADR             80,359
     5,800    Scottish Power Plc,
                ADR                        125,860
    30,900    Shell Transportation &
                Trading Plc, ADR         1,280,805
     2,820    Shire Pharmaceuticals
                Group Plc, ADR+            103,212
     1,200    Signet Group Plc, ADR         49,350
    14,514    Six Continents Plc,
                ADR                        147,027
     1,000    SkyePharma Plc, ADR+           8,560
     2,000    Smith & Nephew Plc,
                ADR                        121,600
     5,796    Smiths Group Plc              57,046
    14,394    South African
                Breweries Plc, ADR          94,800
     3,450    Spirent Plc, ADR              31,050
       400    Stolt Offshore SA,
                ADR+                         3,600
     2,500    Tate & Lyle Plc, ADR          50,575
       600    Taylor Nelson Sofres
                Plc, ADR                    25,346
     4,007    Telewest
                Communications Plc,
                ADR+                        37,626
    41,400    Tesco Plc, ADR               449,186
   225,300    Thistle Hotels Plc           379,784
     5,400    Tomkins Plc, ADR              68,310
     3,100    Trinity Mirror Plc,
                ADR                         36,861
    30,700    Ultra Electronic
                Holdings Plc               168,484
    13,553    Unilever Plc, NYR            450,908
     6,449    United Business Media
                Plc, ADR                    51,076
     5,300    United Utilities Plc,
                ADR                         95,135
   126,423    Vodafone Group Plc,
                ADR                      3,246,543

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     UNITED KINGDOM (CONTINUED)
       300    Wembley Plc, ADR        $     12,094
     2,500    Wolseley Plc, ADR            105,061
     3,400    WPP Group Plc, ADR           183,260
                                      ------------
                                        34,265,995
                                      ------------
     UNITED STATES -- 0.0%#
     3,159    Solectron Corporation+        35,633
                                      ------------
     VENEZUELA -- 0.0%#
     1,400    C.A. La Electricidad
                de Caracas, ADR             17,558
       942    Compania Anonima
                Nacional Telefonos
                de Venezuela, ADR           13,235
       600    Corimon CA SA, ADR            10,800
                                      ------------
                                            41,593
                                      ------------
TOTAL COMMON STOCKS
  (Cost $107,455,098)                  114,996,503
                                      ------------
INVESTMENT COMPANY SECURITIES -- 0.8%
  (Cost $993,111)
     UNITED STATES -- 0.8%
     8,200    iShares MSCI EAFE
                Index Fund                 978,260
                                      ------------
PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 2.0%
  (Cost $2,341,000)
$2,341,000    Agreement with State
                Street Bank and
                Trust Company,
                1.550% dated
                12/31/2001, to be
                repurchased at
                $2,341,202 on
                01/02/2002,
                collateralized by
                $2,230,000 U.S.
                Treasury Bond,
                6.250% maturing
                08/15/2023 (value
                $2,391,675)           $  2,341,000
                                      ------------

OTHER INVESTMENTS**
  (Cost $25,337,488)       21.7%       25,337,488
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $136,126,697*)    122.8%      143,653,251
OTHER ASSETS AND
  LIABILITIES (NET)       (22.8)      (26,714,738)
                          -----      ------------
NET ASSETS                100.0%     $116,938,513
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $136,524,818.
** As of December 31, 2001, the market value of the securities on loan is $24,330,347. Collateral received for securities loaned of $25,337,488 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.
 # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
NYR -- New York Registered Shares

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

At December 31, 2001 sector diversifications of the Munder International Equity fund was as follows:

                              % OF
                           NET ASSETS          VALUE
                           -------------------------
COMMON STOCKS:
Banks....................     12.2%     $ 14,244,997
Oil & Gas................      9.0        10,558,768
Pharmaceuticals..........      8.1         9,423,020
Diversified
  Telecommunication
  Services...............      7.5         8,744,652
Wireless
  Telecommunication
  Services...............      5.2         6,065,935
Industrial
  Conglomerates..........      5.2         6,096,127
Communication
  Equipment..............      3.8         4,433,356
Automobiles..............      3.7         4,346,334
Media....................      3.3         3,916,801
Tobacco..................      3.2         3,728,571
Electric Utilities.......      3.2         3,772,411
Diversified Financials...      3.2         3,754,224
Insurance................      3.1         3,576,574
Semiconductor Equipment &
  Products...............      2.6         3,088,040
Food Products............      2.4         2,806,615
Household Durables.......      2.1         2,480,660
Metals & Mining..........      1.8         2,058,064
Chemicals................      1.7         1,949,460
Beverages................      1.4         1,649,541
Hotels, Restaurants &
  Leisure................      1.2         1,357,519
Food & Drug Retailing....      1.2         1,367,045
Electronic Equipment &
  Instruments............      1.1         1,330,479
Software.................      0.9         1,054,428
Real Estate..............      0.9         1,032,632
Multiline Retail.........      0.8           903,679
Machinery................      0.8           885,793
Office Electronics.......      0.7           865,665
Textiles & Apparel.......      0.5           571,967
Paper & Forest
  Products...............      0.5           544,577
Airlines.................      0.5           611,745
Health Care Equipment &
  Supplies...............      0.4           513,313
Gas Utilities............      0.4           461,541
Construction Materials...      0.4           517,955
Computers &
  Peripherals............      0.4           447,350
Commercial Services &
  Supplies...............      0.4           443,135

                              % OF
                           NET ASSETS          VALUE
                           -------------------------
Transportation
  Infrastructure.........      0.3%     $    358,142
Trading Companies &
  Distributors...........      0.3           358,411
Private Placement........      0.3           365,910
Multi-Utilities..........      0.3           380,141
Leisure Equipment &
  Products...............      0.3           400,218
Internet Software &
  Services...............      0.3           391,653
Building Products........      0.3           383,223
Biotechnology............      0.3           341,345
Air Freight & Couriers...      0.3           301,166
Specialty Retail.........      0.2           238,336
Road & Rail..............      0.2           204,311
IT Consulting &
  Services...............      0.2           194,023
Electrical Equipment.....      0.2           237,047
Containers & Packaging...      0.2           180,042
Auto Components..........      0.2           254,980
Aerospace & Defense......      0.2           276,168
Personal Products........      0.1           114,234
Marine...................      0.1           134,350
Health Care Providers &
  Services...............      0.1           165,984
Energy Equipment &
  Services...............      0.1           107,833
Construction &
  Engineering............      0.0#            6,013
                             -----      ------------
TOTAL COMMON STOCKS......     98.3       114,996,503
INVESTMENT COMPANY
  SECURITIES.............      0.8           978,260
REPURCHASE AGREEMENT.....      2.0         2,341,000
OTHER INVESTMENTS*.......     21.7        25,337,488
                             -----      ------------
TOTAL INVESTMENTS........    122.8       143,653,251
OTHER ASSETS AND
  LIABILITIES (NET)......    (22.8)      (26,714,738)
                             -----      ------------
NET ASSETS...............    100.0%     $116,938,513
                             =====      ============

------------
# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

Munder Large-Cap Growth Fund (Formerly Munder Focus Growth Fund)
      Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS -- 99.0%
    BEVERAGES -- 5.0%
10,075   Anheuser-Busch Companies,
           Inc.                       $   455,491
 9,947   PepsiCo, Inc.                    484,319
                                      -----------
                                          939,810
                                      -----------
     BIOTECHNOLOGY -- 2.4%
 3,750   Amgen, Inc.+                     211,650
 5,200   MedImmune, Inc.+                 241,020
                                      -----------
                                          452,670
                                      -----------
     COMMERCIAL SERVICES & SUPPLIES -- 3.0%
 5,700   Automatic Data Processing,
           Inc.                           335,730
 6,600   Concord EFS, Inc.+               216,348
                                      -----------
                                          552,078
                                      -----------
     COMMUNICATION EQUIPMENT -- 5.7%
19,825   Cisco Systems, Inc.+             359,031
 5,900   Comverse Technology, Inc.+       131,983
 7,750   QUALCOMM, Inc.+                  391,375
 6,350   UTStarcom, Inc.+                 180,975
                                      -----------
                                        1,063,364
                                      -----------
     COMPUTERS & PERIPHERALS -- 3.2%
16,075   EMC Corporation                  216,048
 2,025   International Business
           Machines Corporation           244,944
11,050   Sun Microsystems, Inc.+          135,915
                                      -----------
                                          596,907
                                      -----------
     DIVERSIFIED FINANCIALS -- 3.9%
 2,300   AmeriCredit Corporation+          72,565
 6,541   Citigroup, Inc.                  330,190
 5,050   Freddie Mac                      330,270
                                      -----------
                                          733,025
                                      -----------
     DIVERSIFIED TELECOMMUNICATION
       SERVICES -- 0.9%
 3,400   Verizon Communications,
           Inc.                           161,364
                                      -----------
     ENERGY EQUIPMENT & SERVICES -- 2.2%
 7,250   Hanover Compressor Company+      183,135
 6,900   Noble Drilling Corporation+      234,876
                                      -----------
                                          418,011
                                      -----------

SHARES                                      VALUE
-------------------------------------------------
     FOOD & DRUG RETAILING -- 0.7%
 5,300   SYSCO Corporation            $   138,966
                                      -----------
     FOOD PRODUCTS -- 0.5%
 4,250   Smithfield Foods, Inc.+           93,670
                                      -----------
     HEALTH CARE EQUIPMENT & SUPPLIES -- 2.0%
 3,250   Baxter International, Inc.       174,298
 6,450   Biomet, Inc.                     199,305
                                      -----------
                                          373,603
                                      -----------
     HEALTH CARE PROVIDERS & SERVICES -- 4.7%
 3,850   AdvancePCS+                      112,997
 1,800   Cardinal Health, Inc.            116,388
 4,400   Community Health Care+           112,200
 2,350   Express Scripts, Inc.+           109,886
17,050   Health Management
           Associates, Inc.+              313,720
 2,600   Universal Health Services,
           Inc., Class B+                 111,228
                                      -----------
                                          876,419
                                      -----------
     HOTELS, RESTAURANTS & LEISURE -- 2.7%
 6,350   Brinker International,
           Inc.+                          188,976
 3,200   Darden Restaurants, Inc.         113,280
10,100   Ruby Tuesday, Inc.               208,363
                                      -----------
                                          510,619
                                      -----------
     INDUSTRIAL CONGLOMERATES -- 8.7%
31,225   General Electric Company       1,251,498
 6,400   Tyco International Ltd.          376,960
                                      -----------
                                        1,628,458
                                      -----------
     INSURANCE -- 3.3%
 7,675   American International
           Group, Inc.                    609,395
                                      -----------
     INTERNET SOFTWARE & SERVICES -- 2.8%
 4,650   Check Point Software
           Technologies Ltd.+             185,489
 8,725   VeriSign, Inc.+                  331,899
                                      -----------
                                          517,388
                                      -----------

                       See Notes to Financial Statements.

Munder Large-Cap Growth Fund (Formerly Munder Focus Growth Fund)
      Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
     MEDIA -- 4.0%
13,400   AOL Time Warner, Inc.+       $   430,140
 9,075   Comcast Corporation, Class
           A (non-voting)+                326,700
                                      -----------
                                          756,840
                                      -----------
     MULTILINE RETAIL -- 4.2%
 8,150   Family Dollar Stores, Inc.       244,337
 9,325   Wal-Mart Stores, Inc.            536,654
                                      -----------
                                          780,991
                                      -----------
     MULTI-UTILITIES -- 0.5%
 3,950   Dynegy, Inc., Class A            100,725
                                      -----------
     PERSONAL PRODUCTS -- 0.8%
 3,600   Alberto-Culver Company,
           Class A                        140,724
                                      -----------
     PHARMACEUTICALS -- 14.8%
 9,750   American Home Products
           Corporation                    598,260
 2,300   Enzon, Inc.+                     129,444
 8,150   Johnson & Johnson                481,665
 6,225   Merck & Company, Inc.            366,030
26,500   Pfizer, Inc.                   1,056,024
 3,900   Schering-Plough Corporation      139,659
                                      -----------
                                        2,771,082
                                      -----------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 9.2%
 6,900   Altera Corporation+              146,418
 5,550   Analog Devices, Inc.+            246,364
21,400   Intel Corporation                673,030
 4,250   Marvell Technology Group
           Ltd.+                          152,235
 5,700   Micron Technology, Inc.+         176,700
11,350   Texas Instruments, Inc.          317,800
                                      -----------
                                        1,712,547
                                      -----------

SHARES                                      VALUE
-------------------------------------------------
     SOFTWARE -- 9.4%
 5,575   Amdocs Ltd.+                 $   189,383
16,200   Microsoft Corporation+         1,073,250
 6,725   Oracle Systems Corporation+       92,872
 6,450   TIBCO Software, Inc.+             96,298
 7,025   VERITAS Software
           Corporation+                   314,931
                                      -----------
                                        1,766,734
                                      -----------
     SPECIALTY RETAIL -- 2.9%
 1,750   AutoZone, Inc.+                  125,650
 8,350   Home Depot, Inc.                 425,933
                                      -----------
                                          551,583
                                      -----------
     WIRELESS TELECOMMUNICATION SERVICES -- 1.5%
15,500   Crown Castle International
           Corporation+                   165,540
 4,350   Sprint Corp. - PCS Group+        106,184
                                      -----------
                                          271,724
                                      -----------

TOTAL COMMON STOCKS
  (Cost $19,386,413)                   18,518,697
                                      -----------
TOTAL INVESTMENTS
  (Cost $19,386,413*)       99.0%      18,518,697
OTHER ASSETS AND
  LIABILITIES (NET)          1.0          179,251
                           -----      -----------
NET ASSETS                 100.0%     $18,697,948
                           =====      ===========

------------
* Aggregate cost for Federal tax purposes is $19,716,116.
+ Non-income producing security.

                       See Notes to Financial Statements.

Munder Large-Cap Value Fund (Formerly Munder Equity Income Fund)
      Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 97.8%
    AEROSPACE & DEFENSE -- 2.6%
    23,000    Honeywell
                International, Inc.   $    777,860
    58,030    United Technologies
                Corporation              3,750,479
                                      ------------
                                         4,528,339
                                      ------------
     AUTOMOBILES -- 1.1%
    31,000    Magna International,
                Inc., Class A            1,967,570
                                      ------------
     BANKS -- 6.5%
    32,000    Bank of America
                Corporation              2,014,400
    62,000    FleetBoston Financial
                Corporation              2,263,000
    72,000    PNC Financial Services
                Group                    4,046,400
    67,000    Wells Fargo & Company      2,911,150
                                      ------------
                                        11,234,950
                                      ------------
     BEVERAGES -- 2.0%
    51,000    Anheuser-Busch
                Companies, Inc.          2,305,710
    25,000    PepsiCo, Inc.              1,217,250
                                      ------------
                                         3,522,960
                                      ------------
     CHEMICALS -- 2.0%
    61,050    Praxair, Inc.              3,373,012
                                      ------------
     COMMUNICATION EQUIPMENT -- 0.5%
    41,000    Comverse Technology,
                Inc.+                      917,170
                                      ------------
     COMPUTERS & PERIPHERALS -- 2.4%
   123,000    Compaq Computer
                Corporation              1,200,480
    23,737    International Business
                Machines Corporation     2,871,227
                                      ------------
                                         4,071,707
                                      ------------
     DIVERSIFIED FINANCIALS -- 13.1%
   157,354    Citigroup, Inc.            7,943,230
    24,000    Federal National
                Mortgage Association     1,908,000

SHARES                                       VALUE
--------------------------------------------------
     DIVERSIFIED FINANCIALS (CONTINUED)
    72,000    Freddie Mac             $  4,708,800
    29,000    J. P. Morgan Chase &
                Company                  1,054,150
    67,940    Lehman Brothers
                Holdings, Inc.           4,538,392
    10,000    USA Education, Inc.          840,200
    53,000    Washington Mutual,
                Inc.                     1,733,100
                                      ------------
                                        22,725,872
                                      ------------
     DIVERSIFIED TELECOMMUNICATION SERVICES --9.0%
    26,030    ALLTEL Corporation         1,606,832
    76,000    AT&T Corporation           1,378,640
    62,000    BellSouth Corporation      2,365,300
   131,500    SBC Communications         5,150,855
    70,758    Verizon
                Communications,
                Inc.                     3,358,175
   117,000    WorldCom, Inc.             1,647,360
     4,980    WorldCom, Inc. - MCI
                Group                       63,246
                                      ------------
                                        15,570,408
                                      ------------
     ELECTRIC UTILITIES -- 3.3%
    38,000    Allegheny Energy,
                Inc.                     1,376,360
   111,000    Duke Energy
                Corporation              4,357,860
                                      ------------
                                         5,734,220
                                      ------------
     ELECTRICAL EQUIPMENT -- 1.1%
    52,000    Cooper Industries,
                Inc.                     1,815,840
                                      ------------
     ENERGY EQUIPMENT & SERVICES -- 1.5%
    33,000    Baker Hughes, Inc.         1,203,510
    59,000    ENSCO International,
                Inc.                     1,466,150
                                      ------------
                                         2,669,660
                                      ------------
     FOOD & DRUG RETAILING -- 0.8%
    32,000    Safeway, Inc.+             1,336,000
                                      ------------
     FOOD PRODUCTS -- 2.3%
    95,000    McCormick & Company,
                Inc.                     3,987,150
                                      ------------
     GAS UTILITIES -- 1.9%
    72,262    El Paso Corporation        3,223,608
                                      ------------

                       See Notes to Financial Statements.

Munder Large-Cap Value Fund (Formerly Munder Equity Income Fund)
      Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     HEALTH CARE PROVIDERS & SERVICES -- 4.2%
    47,000    HCA, Inc.               $  1,811,380
    51,000    Tenet Healthcare
                Corporation+             2,994,720
    35,100    Trigon Healthcare,
                Inc.+                    2,437,695
                                      ------------
                                         7,243,795
                                      ------------
     HOTELS, RESTAURANTS & LEISURE -- 4.9%
    66,000    Carnival Corporation,
                Class A                  1,853,280
   123,000    Darden Restaurants,
                Inc.                     4,354,200
    61,000    Harrah's
                Entertainment, Inc.+     2,257,610
                                      ------------
                                         8,465,090
                                      ------------
     HOUSEHOLD DURABLES -- 1.7%
    50,000    Centex Corporation         2,854,500
                                      ------------
     HOUSEHOLD PRODUCTS -- 1.7%
    49,050    Kimberly-Clark
                Corporation              2,933,190
                                      ------------
     INDUSTRIAL CONGLOMERATES -- 2.7%
    79,000    Tyco International
                Ltd.                     4,653,100
                                      ------------
     INSURANCE -- 8.5%
   117,100    ACE Ltd.                   4,701,565
    45,000    Ambac Financial Group,
                Inc.                     2,603,700
    42,000    American International
                Group, Inc.              3,334,800
    22,500    Prudential Financial,
                Inc.+                      746,775
    79,000    Radian Group, Inc.         3,393,050
                                      ------------
                                        14,779,890
                                      ------------
     IT CONSULTING & SERVICES -- 1.6%
    26,500    Affiliated Computer
                Services, Inc.,
                Class A+                 2,812,445
                                      ------------
     MACHINERY -- 2.1%
    73,000    ITT Industries, Inc.       3,686,500
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
     MEDIA -- 4.1%
    98,000    Charter
                Communications,
                Inc.+                 $  1,610,140
   102,000    Comcast Corporation,
                Class A
                (non-voting)+            3,672,000
    42,000    New York Times
                Company, Class A         1,816,500
                                      ------------
                                         7,098,640
                                      ------------
     METALS & MINING -- 1.6%
    78,000    Alcoa, Inc.                2,772,900
                                      ------------
     MULTILINE RETAIL -- 2.3%
    68,100    Family Dollar Stores,
                Inc.                     2,041,638
    48,000    Federated Department
                Stores+                  1,963,200
                                      ------------
                                         4,004,838
                                      ------------
     OIL & GAS -- 6.0%
    29,700    Apache Corporation         1,481,436
    41,000    ChevronTexaco
                Corporation              3,674,010
   133,152    Exxon Mobil
                Corporation              5,232,874
                                      ------------
                                        10,388,320
                                      ------------
     PHARMACEUTICALS -- 2.4%
    37,000    Bristol-Myers Squibb
                Company                  1,887,000
    39,000    Merck & Company, Inc.      2,293,200
                                      ------------
                                         4,180,200
                                      ------------
     REAL ESTATE -- 1.9%
    44,000    Apartment Investment &
                Management Company,
                Class A                  2,012,120
    31,900    Vornado Realty Trust       1,327,040
                                      ------------
                                         3,339,160
                                      ------------
     SOFTWARE -- 2.0%
    24,000    Autodesk, Inc.               894,480
   118,800    Cadence Design
                Systems, Inc.+           2,604,096
                                      ------------
                                         3,498,576
                                      ------------
TOTAL COMMON STOCKS
  (Cost $148,761,182)                  169,389,610
                                      ------------

                       See Notes to Financial Statements.

Munder Large-Cap Value Fund (Formerly Munder Equity Income Fund)
      Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 2.2%
  (Cost $3,865,000)
$3,865,000    Agreement with State
                Street Bank and
                Trust Company,
                1.550% dated
                12/31/2001, to be
                repurchased at
                $3,865,333 on
                01/02/2002,
                collateralized by
                $3,980,000 U.S.
                Treasury Bill,
                1.790% maturing
                06/20/2002 (value
                $3,946,170)           $  3,865,000
                                      ------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $4,482,520)         2.6%     $  4,482,520
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $157,108,702*)    102.6%      177,737,130
OTHER ASSETS AND
  LIABILITIES (NET)        (2.6)       (4,547,184)
                          -----      ------------
NET ASSETS                100.0%     $173,189,946
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $157,108,702.
** As of December 31, 2001, the market value of the securities on loan is $4,213,591. Collateral received for securities loaned of $4,482,520 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

                       See Notes to Financial Statements.

Munder Micro-Cap Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 95.5%
    AEROSPACE & DEFENSE -- 1.3%
   100,000    Herley Industries,
                Inc.+                 $  1,700,000
                                      ------------
     AIR FREIGHT & COURIERS -- 4.1%
   400,000    Air Methods
                Corporation+             2,492,000
    47,500    Genesee & Wyoming,
                Inc., Class A+           1,550,875
   400,000    United Shipping &
                Technology, Inc.+        1,360,000
                                      ------------
                                         5,402,875
                                      ------------
     AUTO COMPONENTS -- 1.3%
   265,500    Spartan Motors, Inc.       1,699,200
                                      ------------
     BANKS -- 4.8%
    50,000    Boston Private
                Financial Holdings,
                Inc.                     1,103,500
    75,000    Macatawa Bank
                Corporation              1,443,750
    80,000    Mercantile Bank
                Corporation              1,420,000
    50,000    Superior Financial
                Corporation                782,500
    50,000    Wintrust Financial
                Corporation              1,528,500
                                      ------------
                                         6,278,250
                                      ------------
     BIOTECHNOLOGY -- 2.4%
   200,000    Organogenesis, Inc.+         960,000
   100,000    Serologicals
                Corporation+             2,150,000
                                      ------------
                                         3,110,000
                                      ------------
     CHEMICALS -- 1.7%
    50,000    Applied Films
                Corporation+             1,562,500
   130,000    Eden Bioscience
                Corporation+               659,100
                                      ------------
                                         2,221,600
                                      ------------
     COMMERCIAL SERVICES & SUPPLIES -- 3.2%
   125,000    Baker Michael
                Corporation+             1,900,000
    40,000    Mobile Mini, Inc.+         1,564,800

SHARES                                       VALUE
--------------------------------------------------
     COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
    78,900    Superior Consultant
                Holdings
                Corporation+          $    662,760
                                      ------------
                                         4,127,560
                                      ------------
     COMMUNICATION EQUIPMENT -- 4.8%
   140,000    Gentner Communications
                Corporation+             2,335,200
   100,000    SpectraLink
                Corporation+             1,713,000
   125,000    TESSCO Technologies,
                Inc.+                    2,143,750
                                      ------------
                                         6,191,950
                                      ------------
     COMPUTERS & PERIPHERALS -- 0.2%
    14,000    Drexler Technology
                Corporation+               332,780
                                      ------------
     CONSTRUCTION MATERIALS -- 1.6%
   180,000    Ceradyne, Inc.+            2,028,600
                                      ------------
     CONSTRUCTION & ENGINEERING -- 1.2%
   150,000    The Keith Companies,
                Inc.+                    1,526,880
                                      ------------
     DIVERSIFIED FINANCIALS -- 1.4%
   400,000    Cardiac Science, Inc.+     1,780,000
                                      ------------
     DIVERSIFIED TELECOMMUNICATION SERVICES --1.3%
   500,000    PTEK Holdings, Inc.+       1,700,000
                                      ------------
     ELECTRICAL EQUIPMENT -- 2.1%
   175,000    Craftmade
                International, Inc.      2,749,250
                                      ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.0%
    98,500    Alpha Technologies
                Group, Inc.+               394,000
    24,000    Planar Systems, Inc.+        506,400
    75,000    Powell Industries,
                Inc.+                    1,407,750
   100,000    SBS Technologies,
                Inc.+                    1,457,000
   450,000    White Electronic
                Designs Corporation+     2,767,500
                                      ------------
                                         6,532,650
                                      ------------
     ENERGY EQUIPMENT & SERVICES -- 1.0%
   188,200    NATCO Group, Inc.,
                Class A+                 1,317,400
                                      ------------

                       See Notes to Financial Statements.

Munder Micro-Cap Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     FOOD & BEVERAGES -- 1.3%
   100,000    Horizon Organic
                Holding Corporation+  $  1,652,000
                                      ------------
     HEALTH CARE EQUIPMENT & SUPPLIES -- 12.0%
    75,000    Advanced
                Neuromodulation
                Systems, Inc.+           2,643,750
    50,000    Cantel Medical
                Corporation+               954,500
    64,500    Meridian Medical
                Technologies, Inc.+      1,696,350
   150,000    Merit Medical Systems,
                Inc.+                    2,802,000
    96,500    Micro Therapeutics,
                Inc.+                      606,985
    50,000    Neogen Corporation+          905,000
   250,000    Quidel Corporation+        1,922,500
   315,000    STAAR Surgical
                Company+                 1,212,750
    79,350    Transgenomic, Inc.+          872,850
    50,000    Zoll Medical
                Corporation+             1,947,000
                                      ------------
                                        15,563,685
                                      ------------
     HEALTH CARE PROVIDERS & SERVICES -- 10.6%
   200,000    Bio-Reference
                Laboratories, Inc.+      1,204,000
   100,000    Curative Health
                Services, Inc.+          1,350,000
   100,000    Horizon Health
                Corporation+             1,506,000
    13,300    Lifeline Systems,
                Inc.+                      318,269
   175,000    MIM Corporation+           3,115,000
    60,000    National Home Health
                Care Corporation           747,000
   125,000    Option Care, Inc.+         2,443,750
   150,000    Radiologix, Inc.+          1,522,500
   100,000    U.S. Physical Therapy,
                Inc.+                    1,616,000
                                      ------------
                                        13,822,519
                                      ------------
     HOTELS, RESTAURANTS & LEISURE -- 1.2%
    50,000    Penn National Gaming,
                Inc.+                    1,517,000
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
     INSURANCE -- 1.3%
    85,700    Scottish Annuity &
                Life Holdings Ltd.    $  1,658,295
                                      ------------
     INTERNET SOFTWARE & SERVICES -- 0.2%
    18,500    Micro General
                Corporation                253,635
                                      ------------
     IT CONSULTING & SERVICES -- 0.3%
   300,000    Digital Generation
                Systems, Inc.+             333,000
                                      ------------
     MACHINERY -- 1.9%
    50,000    Actuant Corporation,
                Class A                  1,680,000
   255,000    Valence Technology,
                Inc.+                      859,350
                                      ------------
                                         2,539,350
                                      ------------
     MEDIA -- 4.7%
   200,000    Interep National Radio
                Sales, Inc., Class
                A+                         940,000
   250,000    Regent Communications,
                Inc.+                    1,687,500
    80,000    Saga Communications,
                Inc., Class A+           1,656,000
   180,000    TTM Technologies,
                Inc.+                    1,821,600
                                      ------------
                                         6,105,100
                                      ------------
     METALS & MINING -- 2.5%
   125,000    Odyssey Healthcare,
                Inc.+                    3,242,500
                                      ------------
     MULTI-UTILITIES -- 0.7%
   200,000    Covanta Energy
                Corporation+               904,000
                                      ------------
     OIL & GAS -- 2.1%
   161,500    ATP Oil & Gas
                Corporation+               481,270
    97,335    Greka Energy
                Corporation                841,948
   190,000    Mallon Resources
                Corporation+               573,800
   225,000    Mission Resources
                Corporation+               787,500
                                      ------------
                                         2,684,518
                                      ------------

                       See Notes to Financial Statements.

Munder Micro-Cap Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     PHARMACEUTICALS -- 1.6%
   150,000    Dendreon Corporation+   $  1,510,500
   150,000    PacificHealth
                Laboratories, Inc.+        565,500
                                      ------------
                                         2,076,000
                                      ------------
     REAL ESTATE -- 1.3%
   275,000    Rent-Way, Inc.+            1,647,250
                                      ------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 4.1%
   148,200    BTU International,
                Inc.+                      643,188
    82,300    Diodes, Inc.+                547,295
   320,000    inSilicon Corporation+       777,600
    66,100    Metron Technology NV+        462,700
   174,500    Uniroyal Technology
                Corporation+               558,400
   125,000    Virage Logic
                Corporation+             2,403,750
                                      ------------
                                         5,392,933
                                      ------------
     SOFTWARE -- 10.0%
   500,000    Acclaim Entertainment,
                Inc.+                    2,650,000
   124,700    BAM! Entertainment,
                Inc.+                    1,036,257
   200,000    Centra Software, Inc.+     1,600,000
   140,000    MapInfo Corporation+       2,196,600
    50,000    MCSi, Inc.+                1,172,500
    35,000    Precis, Inc.+                427,000
   225,000    QuadraMed Corporation+     1,901,250
    80,000    TTI Team Telecom
                International Ltd.+      2,001,600
                                      ------------
                                        12,985,207
                                      ------------
     SPECIALTY RETAIL -- 2.3%
   140,000    Gymboree Corporation+      1,670,200
    45,200    Ultimate Electronics,
                Inc.+                    1,356,000
                                      ------------
                                         3,026,200
                                      ------------
TOTAL COMMON STOCKS
  (Cost $110,977,896)                  124,102,187
                                      ------------
PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 5.1%
  (Cost $6,607,000)
$6,607,000    Agreement with State
                Street Bank and
                Trust Company,
                1.550% dated
                12/31/2001, to be
                repurchased at
                $6,607,569 on
                01/02/2002,
                collateralized by
                $6,800,000 U.S.
                Treasury Bill,
                1.790% maturing
                06/20/2002
                (value $6,742,200)    $  6,607,000
                                      ------------

OTHER INVESTMENTS**
  (Cost $20,599,327)       15.8%       20,599,327
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $138,184,223*)    116.4%      151,308,514
OTHER ASSETS AND
  LIABILITIES (NET)       (16.4)      (21,304,656)
                          -----      ------------
NET ASSETS                100.0%     $130,003,858
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $138,548,960.
** As of December 31, 2001, the market value of the securities on loan is $18,921,204. Collateral received for securities loaned of $20,599,327 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

                       See Notes to Financial Statements.

Munder MidCap Select Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 95.0%
    AEROSPACE & DEFENSE -- 1.7%
  19,550    Precision Castparts
              Corporation              $   552,288
                                       -----------
     BANKS -- 6.2%
   9,400    Golden West Financial
              Corporation                  553,190
   6,900    Investors Financial
              Services Corporation         456,849
   5,000    Marshall & Ilsley
              Corporation                  316,400
  15,200    National Commerce
              Financial Corporation        384,560
   6,200    Zions Bancorporation           325,996
                                       -----------
                                         2,036,995
                                       -----------
     BEVERAGES -- 1.0%
   7,900    Constellation Brands,
              Inc., Class A+               336,145
                                       -----------
     BIOTECHNOLOGY -- 0.7%
   9,850    Millennium
              Pharmaceuticals, Inc.+       241,424
                                       -----------
     CHEMICALS -- 2.3%
  11,350    OM Group, Inc.                 751,256
                                       -----------
     COMMERCIAL SERVICES & SUPPLIES -- 4.1%
  16,350    Apollo Group, Inc.+            735,914
  30,563    Tetra Tech, Inc.+              608,499
                                       -----------
                                         1,344,413
                                       -----------
     COMMUNICATION EQUIPMENT -- 4.7%
  68,800    ADC Telecommunications,
              Inc.+                        316,480
   9,700    L-3 Communications
              Holding, Inc.+               873,000
  10,900    Polycom, Inc.+                 374,960
                                       -----------
                                         1,564,440
                                       -----------
     CONSTRUCTION & ENGINEERING -- 2.0%
   6,250    Jacobs Engineering Group,
              Inc.+                        412,500
  17,200    Quanta Services, Inc.+         265,396
                                       -----------
                                           677,896
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
     DIVERSIFIED FINANCIALS -- 4.2%
   4,600    Affiliated Managers
              Group, Inc.+             $   324,208
  17,200    Countrywide Credit
              Industries, Inc.             704,684
  13,700    Metris Companies, Inc.         352,227
                                       -----------
                                         1,381,119
                                       -----------
     DIVERSIFIED TELECOMMUNICATION SERVICES --0.7%
  22,950    Broadwing, Inc.+               218,025
                                       -----------
     ELECTRIC UTILITIES -- 5.8%
  12,000    Allegheny Energy, Inc.         434,640
  18,200    DPL, Inc.                      438,256
  54,550    NRG Energy, Inc.+              845,525
  12,800    Reliant Resources, Inc.+       211,328
                                       -----------
                                         1,929,749
                                       -----------
     ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.2%
  10,300    Waters Corporation+            399,125
                                       -----------
     ENERGY EQUIPMENT & SERVICES -- 3.6%
  29,650    Hanover Compressor
              Company+                     748,959
  19,300    Patterson-UTI Energy,
              Inc.+                        449,883
                                       -----------
                                         1,198,842
                                       -----------
     FOOD & DRUG RETAILING -- 1.3%
   9,500    Whole Foods Market, Inc.+      418,000
                                       -----------
     FOOD PRODUCTS -- 1.7%
  13,450    McCormick & Company, Inc.      564,497
                                       -----------
     GAS UTILITIES -- 2.2%
  13,000    Kinder Morgan, Inc.            723,970
                                       -----------
     HEALTH CARE PROVIDERS & SERVICES -- 7.4%
  15,400    Express Scripts, Inc.+         720,104
  18,300    Health Management
              Associates, Inc.+            336,720
  14,700    Lincare Holdings, Inc.+        421,155
  10,500    Patterson Dental Company+      429,765
   7,550    Trigon Healthcare, Inc.+       524,347
                                       -----------
                                         2,432,091
                                       -----------

                       See Notes to Financial Statements.

Munder MidCap Select Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     HOTELS, RESTAURANTS & LEISURE -- 2.5%
  14,175    Brinker International,
              Inc.+                    $   421,848
   5,950    International Game
              Technology+                  406,385
                                       -----------
                                           828,233
                                       -----------
     HOUSEHOLD DURABLES -- 2.8%
   8,850    Lennar Corporation             414,357
   9,100    Mohawk Industries, Inc.+       499,408
                                       -----------
                                           913,765
                                       -----------
     INSURANCE -- 7.3%
  10,050    ACE Ltd.                       403,507
  13,400    Ambac Financial Group,
              Inc.                         775,324
   6,150    Everest Re Group, Ltd.         434,805
  18,500    Radian Group, Inc.             794,575
                                       -----------
                                         2,408,211
                                       -----------
     IT CONSULTING & SERVICES -- 1.5%
   4,700    Affiliated Computer
              Services, Inc., Class
              A+                           498,811
                                       -----------
     MEDIA -- 3.0%
  20,700    John Wiley & Sons, Inc.        476,721
  15,050    Macrovision Corporation+       530,061
                                       -----------
                                         1,006,782
                                       -----------
     OIL & GAS -- 3.4%
  14,135    Apache Corporation             705,054
  16,800    Precision Drilling
              Corporation+                 433,776
                                       -----------
                                         1,138,830
                                       -----------
     PHARMACEUTICALS -- 7.0%
   8,200    Barr Laboratories, Inc.+       650,752
  11,100    Biovail Corporation+           624,375
   6,650    Enzon, Inc.+                   374,262
  16,112    King Pharmaceuticals,
              Inc.+                        678,799
                                       -----------
                                         2,328,188
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.7%
  10,800    Cree, Inc.+                $   318,168
   8,500    Microchip Technology,
              Inc.+                        329,290
   8,000    Zoran Corporation+             261,120
                                       -----------
                                           908,578
                                       -----------
     SOFTWARE -- 10.0%
   5,900    Advent Software, Inc.+         294,705
  30,350    Cadence Design Systems,
              Inc.+                        665,272
  15,800    Citrix Systems, Inc.+          358,028
   7,200    Electronic Arts, Inc.+         431,640
  32,000    Inet Technologies, Inc.+       338,240
  16,550    Intuit+                        708,009
   7,400    NVIDIA Corporation+            495,060
                                       -----------
                                         3,290,954
                                       -----------
     SPECIALTY RETAIL -- 2.5%
  15,700    Regis Corporation              411,844
   9,600    Williams-Sonoma, Inc.+         414,494
                                       -----------
                                           826,338
                                       -----------
     TOBACCO -- 0.9%
   5,500    R.J. Reynolds Tobacco
              Holdings, Inc.               309,650
                                       -----------
     WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
  15,800    Nextel Partners, Inc.+         189,600
                                       -----------
TOTAL COMMON STOCKS
  (Cost $28,585,883)                    31,418,215
                                       -----------

                       See Notes to Financial Statements.

Munder MidCap Select Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 2.4%
  (Cost $776,000)
$776,000    Agreement with State
              Street Bank and Trust
              Company,
              1.550% dated
              12/31/2001, to be
              repurchased at
              $776,067 on
              01/02/2002,
              collateralized by
              $800,000 U.S. Treasury
              Bill,
              1.700% maturing
              05/02/2002 (value
              $795,200)                $   776,000
                                       -----------

TOTAL INVESTMENTS
  (Cost $29,361,883*)       97.4%      32,194,215
OTHER ASSETS AND
  LIABILITIES (NET)          2.6          872,021
                           -----      -----------
NET ASSETS                 100.0%     $33,066,236
                           =====      ===========

------------
* Aggregate cost for Federal tax purposes is $29,361,883.
+ Non-income producing security.

                       See Notes to Financial Statements.

Munder Multi-Season Growth Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 97.8%
    BANKS -- 4.9%
   175,000    FleetBoston Financial
                Corporation           $  6,387,500
    96,200    Mellon Financial
                Corporation              3,619,044
   123,000    U.S. Bancorp               2,574,390
    58,700    Washington Mutual,
                Inc.                     1,919,490
    95,000    Wells Fargo & Company      4,127,750
                                      ------------
                                        18,628,174
                                      ------------
     BEVERAGES -- 2.6%
   197,900    Anheuser-Busch
                Companies, Inc.          8,947,059
    48,000    Pepsi Bottling Group,
                Inc.                     1,128,000
                                      ------------
                                        10,075,059
                                      ------------
     BIOTECHNOLOGY -- 1.2%
    78,000    Amgen, Inc.+               4,402,320
                                      ------------
     CHEMICALS -- 0.5%
    48,500    Sigma-Aldrich
                Corporation              1,911,385
                                      ------------
     COMMERCIAL SERVICES & SUPPLIES -- 3.5%
   152,700    Automatic Data
                Processing, Inc.         8,994,030
   137,400    Concord EFS, Inc.+         4,503,972
                                      ------------
                                        13,498,002
                                      ------------
     COMMUNICATION EQUIPMENT -- 1.6%
   250,000    Cisco Systems, Inc.+       4,527,500
    68,000    Comverse Technology,
                Inc.+                    1,521,160
                                      ------------
                                         6,048,660
                                      ------------
     COMPUTERS & PERIPHERALS -- 3.5%
   110,000    International Business
                Machines Corporation    13,305,600
                                      ------------
     DIVERSIFIED FINANCIALS -- 6.8%
    81,100    Capital One Financial
                Corporation              4,375,345
   200,618    Citigroup, Inc.           10,127,197

SHARES                                       VALUE
--------------------------------------------------
     DIVERSIFIED FINANCIALS (CONTINUED)
   125,000    Freddie Mac             $  8,175,000
    54,800    Household
                International, Inc.      3,175,112
                                      ------------
                                        25,852,654
                                      ------------
     DIVERSIFIED TELECOMMUNICATION SERVICES --3.8%
   200,000    SBC Communications         7,834,000
   136,300    Verizon
                Communications, Inc.     6,468,798
                                      ------------
                                        14,302,798
                                      ------------
     ELECTRIC UTILITIES -- 0.1%
    29,200    Calpine Corporation+         490,268
                                      ------------
     ELECTRICAL EQUIPMENT -- 0.7%
    50,000    Emerson Electric
                Company                  2,855,000
                                      ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.5%
    50,000    Celestica, Inc.+           2,019,500
                                      ------------
     ENERGY EQUIPMENT & SERVICES -- 1.9%
   110,400    BJ Services Company+       3,582,480
   142,600    Hanover Compressor
                Company+                 3,602,076
                                      ------------
                                         7,184,556
                                      ------------
     FOOD & DRUG RETAILING -- 4.3%
   180,000    Safeway, Inc.+             7,515,000
   335,000    SYSCO Corporation          8,783,700
                                      ------------
                                        16,298,700
                                      ------------
     GAS UTILITIES -- 1.9%
   158,350    El Paso Corporation        7,063,994
                                      ------------
     HEALTH CARE EQUIPMENT & SUPPLIES -- 3.5%
   130,000    Baxter International,
                Inc.                     6,971,900
   200,000    Biomet, Inc.               6,180,000
                                      ------------
                                        13,151,900
                                      ------------
     HEALTH CARE PROVIDERS & SERVICES -- 2.0%
   115,500    Cardinal Health, Inc.      7,468,230
                                      ------------
     HOTELS, RESTAURANTS & LEISURE -- 3.8%
   155,000    Brinker International,
                Inc.+                    4,612,800

                       See Notes to Financial Statements.

Munder Multi-Season Growth Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     HOTELS, RESTAURANTS & LEISURE (CONTINUED)
   154,000    Darden Restaurants,
                Inc.                  $  5,451,600
   150,000    Wendy's International,
                Inc.                     4,375,500
                                      ------------
                                        14,439,900
                                      ------------
     INDUSTRIAL CONGLOMERATES -- 7.2%
   370,000    General Electric
                Company                 14,829,600
   215,292    Tyco International
                Ltd.                    12,680,699
                                      ------------
                                        27,510,299
                                      ------------
     INSURANCE -- 7.0%
   170,321    American International
                Group, Inc.             13,523,487
    77,500    Marsh & McLennan
                Companies, Inc.          8,327,375
    79,700    MGIC Investment
                Corporation              4,919,084
                                      ------------
                                        26,769,946
                                      ------------
     INTERNET SOFTWARE & SERVICES -- 1.1%
   107,000    Check Point Software
                Technologies Ltd.+       4,268,230
                                      ------------
     IT CONSULTING & SERVICES -- 0.4%
    20,000    Electronic Data
                Systems Corporation      1,371,000
                                      ------------
     MEDIA -- 3.5%
   185,000    AOL Time Warner, Inc.+     5,938,500
    82,700    Omnicom, Inc.              7,389,245
                                      ------------
                                        13,327,745
                                      ------------
     MULTILINE RETAIL -- 4.2%
   238,600    Family Dollar Stores,
                Inc.                     7,153,228
    40,000    Kohl's Corporation+        2,817,600
   103,500    Wal-Mart Stores, Inc.      5,956,425
                                      ------------
                                        15,927,253
                                      ------------
     MULTI-UTILITIES -- 0.5%
    75,100    Dynegy, Inc., Class A      1,915,050
                                      ------------
     OIL & GAS -- 4.8%
    56,000    Devon Energy
                Corporation              2,164,400

SHARES                                       VALUE
--------------------------------------------------
     OIL & GAS (CONTINUED)
   153,800    Exxon Mobil
                Corporation           $  6,044,340
    62,000    Phillips Petroleum
                Company                  3,736,120
   125,000    Royal Dutch Petroleum
                Company, NYR             6,127,500
                                      ------------
                                        18,072,360
                                      ------------
     PHARMACEUTICALS -- 8.6%
    57,000    American Home Products
                Corporation              3,497,520
   198,100    Johnson & Johnson         11,707,710
   163,200    Merck & Company, Inc.      9,596,160
   101,000    Pfizer, Inc.               4,024,850
   110,000    Schering-Plough
                Corporation              3,939,100
                                      ------------
                                        32,765,340
                                      ------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.7%
   205,000    Intel Corporation          6,447,250
    70,000    Maxim Integrated
                Products, Inc.+          3,675,700
                                      ------------
                                        10,122,950
                                      ------------
     SOFTWARE -- 6.5%
   129,000    Amdocs Ltd.+               4,382,130
   226,500    Microsoft Corporation+    15,005,625
   200,000    Oracle Systems
                Corporation+             2,762,000
    58,499    VERITAS Software
                Corporation+             2,622,510
                                      ------------
                                        24,772,265
                                      ------------
     SPECIALTY RETAIL -- 3.5%
    40,000    Bed Bath & Beyond,
                Inc.+                    1,356,000
    85,100    Home Depot, Inc.           4,340,951
   160,000    Lowes Companies, Inc.      7,425,600
                                      ------------
                                        13,122,551
                                      ------------
     TOBACCO -- 0.7%
    60,400    Philip Morris
                Companies, Inc.          2,769,340
                                      ------------
TOTAL COMMON STOCKS
  (Cost $315,010,187)                  371,711,029
                                      ------------

                       See Notes to Financial Statements.

Munder Multi-Season Growth Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 1.1%
  (Cost $4,087,000)
$4,087,000    Agreement with State
                Street Bank and
                Trust Company,
                1.550% dated
                12/31/2001, to be
                repurchased at
                $4,087,352 on
                01/02/2002,
                collateralized by
                $4,205,000 U.S.
                Treasury Bill,
                1.790% maturing
                06/20/2002
                (value $4,169,258)    $  4,087,000
                                      ------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $17,667,377)        4.6%     $ 17,667,377
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $336,764,564*)    103.5%      393,465,406
OTHER ASSETS AND
  LIABILITIES (NET)        (3.5)      (13,237,194)
                          -----      ------------
NET ASSETS                100.0%     $380,228,212
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $336,764,564.
** As of December 31, 2001 the market value of the securities on loan is $16,926,604. Collateral received for securities loaned of $17,667,377 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

ABBREVIATION:
NYR -- New York Registered Shares

                       See Notes to Financial Statements.

Munder Power Plus Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 100.4%
    CONSTRUCTION & ENGINEERING -- 0.5%
   42,900    Willbros Group, Inc.+    $    686,400
                                      ------------
     DISTRIBUTED POWER -- 20.9%
  192,600    ABB Ltd., ADR+              1,812,366
  548,000    Active Power, Inc.+         3,726,400
   62,400    AstroPower, Inc.+           2,522,832
   44,800    C&D Technologies, Inc.      1,023,680
  946,500    Capstone Turbine
               Corporation+              5,120,565
  206,400    Evergreen Solar, Inc.+        701,760
  172,500    FuelCell Energy, Inc.+      3,129,150
  175,200    IMPCO Technologies,
               Inc.+                     2,223,288
   34,388    Intermagnetics General
               Corporation                 890,649
   54,600    International Rectifier
               Corporation+              1,904,448
   56,300    NEG Micon AS+               1,483,034
  311,700    Peco II, Inc.+              1,857,732
  113,700    Quanta Services, Inc.+      1,754,391
                                      ------------
                                        28,150,295
                                      ------------
     DRILLING -- 15.2%
  101,450    ENSCO International,
               Inc.                      2,521,032
  213,400    Enserco Energy Service
               Company, Inc.+            1,762,363
  242,300    Ensign Resource Group,
               Inc                       2,031,467
  192,200    Key Energy Group, Inc.+     1,768,240
   50,450    Nabors Industries,
               Inc.+                     1,731,949
   57,450    Noble Drilling
               Corporation+              1,955,598
  108,600    Patterson-UTI Energy,
               Inc.+                     2,531,466
  108,900    Rowan Companies, Inc.+      2,109,393
1,281,000    Savannah Energy
               Services
               Corporation**,++          1,786,153
   64,800    Transocean Sedco Forex,
               Inc.                      2,191,536
                                      ------------
                                        20,389,197
                                      ------------
     ELECTRICAL EQUIPMENT -- 0.9%
  212,200    UQM Technologies, Inc.+     1,154,368
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
     ENERGY CONVERGENCE -- 9.0%
  103,300    Aquila, Inc.+            $  1,766,430
  210,700    Calpine Corporation+        3,537,653
   45,800    Duke Energy Corporation     1,798,108
  106,000    Dynegy, Inc., Class A       2,703,000
  143,400    Mirant Corporation+         2,297,268
                                      ------------
                                        12,102,459
                                      ------------
     ENERGY EQUIPMENT & SERVICES -- 4.7%
   19,800    Smith International,
               Inc.+                     1,061,676
  118,600    Tesco Corporation+            987,938
   48,400    Tidewater, Inc.             1,640,760
  144,500    Veritas DGC, Inc.+          2,673,250
                                      ------------
                                         6,363,624
                                      ------------
     EXPLORATION & PRODUCTION -- 17.0%
   40,300    Alberta Energy Company
               Ltd.                      1,525,355
   36,100    Anadarko Petroleum
               Corporation               2,052,285
   42,570    Apache Corporation          2,123,392
  121,400    Bonavista Petroleum
               Ltd.+                     2,058,532
   50,000    Burlington Resources,
               Inc.                      1,877,000
   78,700    Cabot Oil & Gas
               Corporation, Class A      1,892,735
   55,050    Devon Energy
               Corporation               2,127,682
   44,800    Newfield Exploration
               Company+                  1,590,848
   68,000    Ocean Energy, Inc.          1,305,600
   94,650    Pioneer Natural
               Resources Company+        1,822,959
  145,900    Rio Alto Exploration
               Ltd.+                     1,713,452
  220,400    Unit Corporation+           2,843,160
                                      ------------
                                        22,933,000
                                      ------------
     INTEGRATED OIL & GAS -- 10.6%
   77,800    El Paso Corporation         3,470,658
   68,900    Equitable Resources,
               Inc.                      2,347,423
  181,600    Sasol Ltd., ADR             1,607,160
   68,100    Suncor Energy, Inc.         2,243,214
   62,900    Western Gas Resources,
               Inc.                      2,032,928
  101,050    Williams Companies,
               Inc.                      2,578,796
                                      ------------
                                        14,280,179
                                      ------------

                       See Notes to Financial Statements.

Munder Power Plus Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     OIL COMP - INTEGRATED -- 0.8%
  105,100    Husky Energy, Inc        $  1,087,105
                                      ------------
     OIL & GAS -- 5.2%
  306,100    ATP Oil & Gas
               Corporation+                912,178
   81,070    Canadian Natural
               Resources Ltd.            1,978,108
   38,500    EOG Resources, Inc.         1,505,735
   90,000    St. Mary Land &
               Exploration Company       1,907,100
   36,800    XTO Energy, Inc.              644,000
                                      ------------
                                         6,947,121
                                      ------------
     OIL SERVICE & EQUIPMENT -- 15.6%
   54,350    Baker Hughes, Inc.          1,982,145
   73,500    BJ Services Company+        2,385,075
   46,300    Cooper Cameron
               Corporation+              1,868,668
  122,300    Dril-Quip, Inc.+            2,947,430
   88,600    Hanover Compressor
               Company+                  2,238,036
   68,550    Lone Star Technologies,
               Inc.+                     1,206,480
  182,400    NATCO Group, Inc.,
               Class A+                  1,276,800
  293,600    Oil States
               International, Inc.+      2,671,760

SHARES                                       VALUE
--------------------------------------------------
     OIL SERVICE & EQUIPMENT (CONTINUED)
   21,000    Schlumberger Ltd.        $  1,153,950
  221,300    Stolt Offshore SA, ADR+     1,991,700
  158,100    Trican Well Service
               Ltd.+                     1,320,561
                                      ------------
                                        21,042,605
                                      ------------
TOTAL COMMON STOCKS
  (Cost $162,860,430)                  135,136,353
                                      ------------

TOTAL INVESTMENTS
  (Cost $162,860,430*)      100.4%      135,136,353
OTHER ASSETS AND
  LIABILITIES (NET)          (0.4)         (530,362)
                            -----      ------------
NET ASSETS                  100.0%     $134,605,991
                            =====      ============

------------
 * Aggregate cost for Federal tax purposes is $163,801,425.
** Restricted security, which is subject to restrictions on resale under federal securities laws. This security may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At December 31, 2001, this security represents 1.3% of net assets.

   SECURITY                 ACQUISITION DATE    ACQUISITION COST
   -------------------------------------------------------------
   Savannah Energy
     Services
     Corporation               5/30/2001           $2,500,128

 + Non-income producing security.
++ Affiliated security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 97.0%
    APARTMENTS -- 20.1%
    28,675    Apartment Investment &
                Management Company,
                Class A                $ 1,311,308
   104,460    Archstone-Smith Trust      2,747,298
    31,359    Avalon Bay Community,
                Inc.                     1,483,594
    49,900    Camden Property Trust      1,831,330
    97,400    Equity Residential
                Properties Trust         2,796,354
    22,625    Essex Property Trust,
                Inc.                     1,117,901
                                       -----------
                                        11,287,785
                                       -----------
     COMMUNITY SHOPPING CENTERS -- 5.0%
    30,200    Developers Diversified
                Realty Corporation         576,820
    68,813    Kimco Realty
                Corporation              2,249,481
                                       -----------
                                         2,826,301
                                       -----------
     DIVERSIFIED -- 16.8%
   131,500    Correctional Properties
                Trust                    2,222,350
    23,500    Health Care REIT, Inc.       572,225
    42,400    iStar Financial, Inc.      1,057,880
   551,000    Pinnacle Holdings,
                Inc.+                      187,340
    63,900    ProLogis Trust             1,374,489
    13,525    RAIT Investment Trust        220,458
    43,600    Ventas, Inc.                 501,400
    64,525    Vornado Realty Trust       2,684,240
    23,625    Washington Real Estate
                Investment Trust           588,026
                                       -----------
                                         9,408,408
                                       -----------
     HOTELS -- 5.1%
    21,500    Hospitality Properties
                Trust                      634,250
   123,600    Host Marriott
                Corporation              1,112,400
    27,200    MeriStar Hospitality
                Corporation                386,240
    25,200    Starwood Hotels &
                Resorts Worldwide,
                Inc.                       752,220
                                       -----------
                                         2,885,110
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
     OFFICE AND INDUSTRIAL -- 36.3%
    51,925    AMB Property
                Corporation            $ 1,350,050
    51,475    Boston Properties,
                Inc.                     1,956,050
    28,725    CarrAmerica Realty
                Corporation                864,622
    34,050    CenterPoint Properties
                Corporation              1,695,690
   128,200    Corporate Office
                Properties Trust,
                Inc.                     1,521,734
    15,850    Cousins Properties,
                Inc.                       386,106
    57,300    Crescent Real Estate
                Equities Company         1,037,703
    43,200    Duke-Weeks Realty
                Corporation              1,051,056
   161,299    Equity Office
                Properties Trust         4,851,874
    10,325    Kilroy Realty
                Corporation                271,238
    19,325    Mission West
                Properties, Inc.           245,814
    95,175    Reckson Associates
                Realty Corporation       2,223,288
    70,200    SL Green Realty
                Corporation              2,155,842
    15,800    Weingarten Realty
                Investors                  758,400
                                       -----------
                                        20,369,467
                                       -----------
     REGIONAL MALLS -- 10.0%
    54,650    CBL & Associates
                Properties, Inc.         1,721,475
    31,900    General Growth
                Properties, Inc.         1,237,720
    90,025    Simon Property Group,
                Inc.                     2,640,433
                                       -----------
                                         5,599,628
                                       -----------
     STORAGE -- 3.7%
    61,375    Public Storage, Inc.       2,049,925
                                       -----------
TOTAL COMMON STOCKS
  (Cost $50,176,509)                    54,426,624
                                       -----------

                       See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 2.8%
  (Cost $1,574,000)
$1,574,000    Agreement with State
                Street Bank and Trust
                Company, 1.550% dated
                12/31/2001, to be
                repurchased at
                $1,574,136 on
                01/02/2002,
                collateralized by
                $1,500,000 U.S.
                Treasury Bond, 6.250%
                maturing 08/15/2023
                (value $1,608,750)     $ 1,574,000
                                       -----------

                                            VALUE
-------------------------------------------------
TOTAL INVESTMENTS
  (Cost $51,750,509*)       99.8%     $56,000,624
OTHER ASSETS AND
  LIABILITIES (NET)          0.2           94,783
                           -----      -----------
NET ASSETS                 100.0%     $56,095,407
                           =====      ===========

------------
* Aggregate cost for Federal tax purposes is $51,827,654.
+ Non-income producing security.

                       See Notes to Financial Statements.

Munder Small-Cap Value Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS -- 95.1%
    AEROSPACE & DEFENSE -- 3.2%
    27,600    Alliant Techsystems,
                Inc.+                  $  2,130,720
    22,000    Triumph Group, Inc.+          715,000
                                       ------------
                                          2,845,720
                                       ------------
     AIR FREIGHT & COURIERS -- 0.4%
    34,100    A.C.L.N. Ltd.+                316,107
                                       ------------
     AUTOMOBILES -- 1.8%
    28,300    Lithia Motors, Inc.,
                Class A+                    585,810
    24,000    Monaco Coach
                Corporation+                524,880
    19,200    Sonic Automotive, Inc.,
                Class A+                    450,048
                                       ------------
                                          1,560,738
                                       ------------
     BANKS -- 3.5%
    37,300    FirstFed Financial
                Corporation+                955,999
    27,000    Prosperity Bancshares,
                Inc.                        728,730
    32,450    Republic Bancorp, Inc.        449,433
    29,000    Wintrust Financial
                Corporation                 886,530
                                       ------------
                                          3,020,692
                                       ------------
     BEVERAGES -- 1.8%
    37,800    Constellation Brands,
                Inc., Class A+            1,619,730
                                       ------------
     BUILDING PRODUCTS -- 0.7%
    28,700    Universal Forest
                Products, Inc.              600,691
                                       ------------
     CHEMICALS -- 3.6%
    31,300    Cambrex Corporation         1,364,680
    23,600    Minerals Technologies,
                Inc.                      1,100,704
    33,600    Spartech Corporation          690,480
                                       ------------
                                          3,155,864
                                       ------------
     COMMERCIAL SERVICES & SUPPLIES -- 4.3%
    28,000    Corinthian Colleges,
                Inc.+                     1,144,920
    14,000    F.Y.I., Inc.+                 469,000
    28,200    Harland (John H.)
                Company                     623,220

SHARES                                        VALUE
---------------------------------------------------
     COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
    80,000    Quixote Corporation      $  1,520,000
                                       ------------
                                          3,757,140
                                       ------------
     COMMUNICATION EQUIPMENT -- 2.3%
    98,500    Peco II, Inc.+                587,060
    85,500    REMEC, Inc.+                  854,145
    93,130    Stratos Lightwave,
                Inc.+                       572,749
                                       ------------
                                          2,013,954
                                       ------------
     COMPUTERS & PERIPHERALS -- 1.3%
   186,250    Qualstar Corporation+       1,126,813
                                       ------------
     CONSTRUCTION & ENGINEERING -- 2.8%
    95,500    Baker Michael
                Corporation+              1,451,600
    62,200    Quanta Services, Inc.+        959,746
                                       ------------
                                          2,411,346
                                       ------------
     DIVERSIFIED FINANCIALS -- 8.1%
    10,400    Affiliated Managers
                Group, Inc.+                732,992
    16,100    Allied Capital
                Corporation                 418,600
    49,200    American Capital
                Strategies Ltd.           1,394,820
    35,100    American Home Mortgage
                Holdings, Inc.              424,710
    49,900    Financial Federal
                Corporation+              1,559,375
    57,700    MCG Capital
                Corporation+              1,027,060
    41,300    Metris Companies, Inc.      1,061,823
    36,300    New Century Financial
                Corporation+                491,139
                                       ------------
                                          7,110,519
                                       ------------
     ELECTRIC UTILITIES -- 4.1%
    71,600    ALLETE                      1,804,320
    54,600    Cleco Corporation           1,199,562
    23,500    Conectiv                      575,515
                                       ------------
                                          3,579,397
                                       ------------
     ELECTRICAL EQUIPMENT -- 3.6%
   179,050    Active Power, Inc.+         1,217,540
    17,600    C&D Technologies, Inc.        402,160

                       See Notes to Financial Statements.

Munder Small-Cap Value Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS (CONTINUED)
     ELECTRICAL EQUIPMENT (CONTINUED)
   279,400    Capstone Turbine
                Corporation+           $  1,511,554
                                       ------------
                                          3,131,254
                                       ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.9%
    44,400    Keithley Instruments,
                Inc.                        750,360
   250,200    Manufacturers' Services
                Ltd.+                     1,563,750
    29,200    Methode Electronics,
                Inc., Class A               233,600
                                       ------------
                                          2,547,710
                                       ------------
     ENERGY EQUIPMENT & SERVICES -- 5.2%
    36,100    Hanover Compressor
                Company+                    911,886
    63,900    Key Energy Group, Inc.+       587,880
    34,600    Lone Star Technologies,
                Inc.+                       608,960
    73,800    NATCO Group, Inc.,
                Class A+                    516,600
    90,750    Oil States
                International, Inc.+        825,825
    75,900    Stolt Offshore SA, ADR+       683,100
    47,500    Tesco Corp+                   395,675
                                       ------------
                                          4,529,926
                                       ------------
     FOOD PRODUCTS -- 1.5%
    18,000    American Italian Pasta
                Company, Class A+           756,540
    60,300    Suprema Specialties,
                Inc.+                       527,625
                                       ------------
                                          1,284,165
                                       ------------
     HEALTH CARE EQUIPMENT & SUPPLIES -- 3.0%
    36,900    Orthofix International
                N.V.+                     1,369,082
    78,250    Polymedica Corporation+     1,298,950
                                       ------------
                                          2,668,032
                                       ------------
     HEALTH CARE PROVIDERS & SERVICES -- 3.1%
    36,200    Orthodontic Centers of
                America, Inc.+            1,104,100
    86,100    Owens & Minor, Inc.         1,592,850
                                       ------------
                                          2,696,950
                                       ------------

SHARES                                        VALUE
---------------------------------------------------
     HOTELS, RESTAURANTS & LEISURE -- 5.7%
    31,000    Argosy Gaming Company+   $  1,008,120
    36,050    Brinker International,
                Inc.+                     1,072,848
    58,300    Penn National Gaming,
                Inc.+                     1,768,822
    56,400    Ruby Tuesday, Inc.          1,163,532
                                       ------------
                                          5,013,322
                                       ------------
     HOUSEHOLD DURABLES -- 4.8%
    19,600    Centex Corporation          1,118,964
     5,200    NVR, Inc.+                  1,060,800
    19,500    Pulte Homes, Inc.             871,065
     8,700    The Ryland Group, Inc.        636,840
    12,300    Toll Brothers, Inc.+          539,970
                                       ------------
                                          4,227,639
                                       ------------
     INSURANCE -- 6.0%
    49,200    AMERIGROUP Corporation+     1,072,560
    35,700    Arthur J. Gallagher &
                Company                   1,231,293
    50,000    Radian Group, Inc.          2,147,500
     8,100    RenaissanceRe Holdings
                Ltd.                        772,740
                                       ------------
                                          5,224,093
                                       ------------
     MACHINERY -- 1.9%
    30,700    CIRCOR International,
                Inc.                        566,415
    23,400    Oshkosh Truck
                Corporation               1,140,750
                                       ------------
                                          1,707,165
                                       ------------
     MEDIA -- 0.6%
    10,300    Scholastic Corporation+       518,399
                                       ------------
     OIL & GAS -- 1.5%
    85,350    Enserco Energy Service
                Company, Inc.+              704,862
    19,100    Western Gas Resources,
                Inc.                        617,312
                                       ------------
                                          1,322,174
                                       ------------

                       See Notes to Financial Statements.

Munder Small-Cap Value Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS (CONTINUED)
     REAL ESTATE -- 12.8%
   107,800    Annaly Mortgage
                Management, Inc.       $  1,724,800
    70,600    Anthracite Capital,
                Inc.                        775,894
    30,000    Anworth Mortgage Asset
                Corporation                 273,000
    31,400    CBL & Associates
                Properties, Inc.            989,100
    16,100    CenterPoint Properties
                Corporation                 801,780
   121,600    Corporate Office
                Properties Trust          1,443,392
   100,100    Correctional Properties
                Trust                     1,691,690
    17,793    Kilroy Realty
                Corporation                 467,422
    30,000    Mission West
                Properties, Inc.            381,600
    49,300    RAIT Investment Trust         803,590
    45,700    Reckson Associates
                Realty Corporation        1,067,552
    25,700    SL Green Realty
                Corporation                 789,247
                                       ------------
                                         11,209,067
                                       ------------
     ROAD & RAIL -- 1.2%
    31,700    Genesee & Wyoming,
                Inc., Class A+            1,035,005
                                       ------------
     SOFTWARE -- 0.6%
    20,700    MCSi, Inc.+                   485,415
                                       ------------
     TEXTILES & APPAREL -- 2.8%
    77,250    Quaker Fabric
                Corporation+                641,948
   120,800    Russell Corporation         1,813,208
                                       ------------
                                          2,455,156
                                       ------------
TOTAL COMMON STOCKS
  (Cost $71,339,267)                     83,174,183
                                       ------------
PRINCIPAL
AMOUNT                                        VALUE
---------------------------------------------------
REPURCHASE AGREEMENT -- 5.7%
  (Cost $4,992,000)
$4,992,000    Agreement with State
                Street Bank & Trust
                Company,
                1.550% dated
                12/31/2001, to be
                repurchased at
                $4,992,430 on
                01/02/2002,
                collateralized by
                $5,140,000 U.S.
                Treasury Bill,
                1.620%, maturing
                01/03/2002
                (value $5,096,310)     $  4,992,000
                                       ------------

OTHER INVESTMENTS**
  (Cost $10,207,971)        11.7%       10,207,971
                           -----      ------------
TOTAL INVESTMENTS
  (Cost $86,539,238*)      112.5%       98,374,154
OTHER ASSETS AND
  LIABILITIES (NET)        (12.5)      (10,931,590)
                           -----      ------------
NET ASSETS                 100.0%     $ 87,442,564
                           =====      ============

OPEN OPTION CONTRACTS WRITTEN

                      NUMBER OF   EXERCISE   EXPIRATION
NAME OF ISSUER        CONTRACTS    PRICE        DATE       VALUE
------------------------------------------------------------------
Alliant Techsystems,
  Inc., Call Options      80       $70.00     2/16/02     $117,600
Polymedica
  Corporation, Call
  Options                450        30.00     3/16/02        9,000
Stratos Lightwave,
  Inc., Call Options     750         7.50     6/22/02       88,125
                                                          --------
                                                          $214,725
                                                          ========

------------
 * Aggregate cost for Federal tax purposes is $86,754,025.
** As of December 31, 2001, the market value of the securities on loan is $9,715,593. Collateral received for securities loaned includes $10,207,971 in U.S. Government securities.
 + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

Munder Small Company Growth Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 100.7%
    AEROSPACE & DEFENSE -- 1.1%
 48,100    Aeroflex, Inc.+            $    910,533
                                      ------------
     AIR FREIGHT & COURIERS -- 1.3%
 33,500    Forward Air Corporation+      1,136,320
                                      ------------
     BANKS -- 3.6%
 24,000    Commerce Bancorp, Inc.          944,160
 35,825    Greater Bay Bancorp           1,023,879
 35,950    Southwest Bancorporation
             of Texas, Inc.+             1,088,206
                                      ------------
                                         3,056,245
                                      ------------
     BIOTECHNOLOGY -- 4.8%
 28,800    Cell Genesys, Inc.+             669,312
 30,100    Cell Therapeutics, Inc.+        726,614
 63,600    Genencor International,
             Inc.+                       1,015,056
123,350    Organogenesis, Inc.+            592,080
 48,000    Serologicals Corporation+     1,032,000
                                      ------------
                                         4,035,062
                                      ------------
     BUILDING PRODUCTS -- 0.7%
 32,650    Trex Company, Inc.+             620,024
                                      ------------
     CHEMICALS -- 1.1%
 21,300    Cambrex Corporation             928,680
                                      ------------
     COMMERCIAL SERVICES & SUPPLIES -- 4.8%
 53,125    Getty Images, Inc.+           1,220,812
 29,700    Mobile Mini, Inc.+            1,161,864
 24,900    NDChealth Corporation           860,295
 42,000    Tetra Tech, Inc.+               836,220
                                      ------------
                                         4,079,191
                                      ------------
     COMMUNICATION EQUIPMENT -- 3.9%
 54,700    Anaren Microwave, Inc.+         947,404
 44,500    SonicWALL, Inc.+                865,080
 51,700    SpectraLink Corporation+        885,621
103,900    Stratos Lightwave, Inc.+        638,985
                                      ------------
                                         3,337,090
                                      ------------
     COMPUTERS & PERIPHERALS -- 1.8%
133,500    Read-Rite Corporation+          882,435
 14,023    ScanSource, Inc.+               667,495
                                      ------------
                                         1,549,930
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
     CONSTRUCTION & ENGINEERING -- 0.8%
 41,900    Quanta Services, Inc.+     $    646,517
                                      ------------
     DIVERSIFIED FINANCIALS -- 3.9%
 27,975    FactSet Research Systems,
             Inc.                          977,726
 40,625    Financial Federal
             Corporation+                1,269,531
 41,700    Metris Companies, Inc.        1,072,107
                                      ------------
                                         3,319,364
                                      ------------
     DIVERSIFIED TELECOMMUNICATION SERVICES --0.7%
 97,300    Lexent, Inc.+                   608,125
                                      ------------
     ELECTRICAL EQUIPMENT -- 1.9%
 30,950    C&D Technologies, Inc.          707,208
 33,744    MKS Instruments, Inc.+          912,100
                                      ------------
                                         1,619,308
                                      ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.5%
 29,989    Avnet, Inc.                     763,820
 33,700    DSP Group, Inc.+                783,862
 37,300    eFunds Corporation+             512,875
 45,675    SBS Technologies, Inc.+         665,485
 29,425    Varian, Inc.+                   954,547
164,825    White Electronic Designs
             Corporation+                1,013,673
                                      ------------
                                         4,694,262
                                      ------------
     ENERGY EQUIPMENT & SERVICES -- 1.6%
 69,225    Key Energy Group, Inc.+         636,870
 31,375    The Shaw Group, Inc.+           737,313
                                      ------------
                                         1,374,183
                                      ------------
     FOOD & DRUG RETAILING -- 1.4%
 34,350    Performance Food Group
             Company+                    1,208,090
                                      ------------
     HEALTH CARE EQUIPMENT & SUPPLIES -- 4.1%
 59,100    Lumenis Ltd.+                 1,164,270
 33,075    Orthofix International
             N.V.+                       1,227,165
  8,900    Therasense, Inc.+               220,720
 21,600    Zoll Medical Corporation+       841,104
                                      ------------
                                         3,453,259
                                      ------------
     HEALTH CARE PROVIDERS & SERVICES -- 8.1%
 30,875    CryoLife, Inc.+                 926,250
 22,400    IMPATH, Inc.+                   997,024

                       See Notes to Financial Statements.

Munder Small Company Growth Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
 54,250    Mid Atlantic Medical
             Services, Inc.+          $  1,231,475
 57,300    MIM Corporation+              1,019,940
 57,300    Option Care, Inc.+            1,120,215
 26,400    Province Healthcare
             Company+                      814,704
 27,311    Specialty Laboratories,
             Inc.+                         750,779
                                      ------------
                                         6,860,387
                                      ------------
     HOTELS, RESTAURANTS & LEISURE -- 3.2%
 19,300    CEC Entertainment, Inc.+        837,427
 13,100    International Game
             Technology+                   894,730
 42,800    RARE Hospitality
             International, Inc.+          964,712
                                      ------------
                                         2,696,869
                                      ------------
     HOUSEHOLD DURABLES -- 0.9%
 34,100    La-Z-Boy, Inc.                  744,062
                                      ------------
     INTERNET SOFTWARE & SERVICES -- 2.4%
 18,125    Fair, Issac & Company,
             Inc.                        1,142,238
 31,675    Stellent, Inc.+                 936,313
                                      ------------
                                         2,078,551
                                      ------------
     IT CONSULTING & SERVICES -- 1.4%
105,550    Entegris, Inc.+               1,156,828
                                      ------------
     MACHINERY -- 1.4%
 41,000    Stewart & Stevenson
             Services, Inc.                771,210
134,550    Valence Technology, Inc.+       453,434
                                      ------------
                                         1,224,644
                                      ------------
     MEDIA -- 2.4%
117,800    Spanish Broadcasting
             System, Inc., Class A+      1,165,042
 86,850    TTM Technologies, Inc.+         878,922
                                      ------------
                                         2,043,964
                                      ------------
     MISCELLANEOUS -- 1.7%
 18,050    Corinthian Colleges,
             Inc.+                         738,064
 20,075    Education Management
             Corporation+                  727,719
                                      ------------
                                         1,465,783
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
     MULTILINE RETAIL -- 1.2%
 56,400    Tuesday Morning
             Corporation+             $  1,020,276
                                      ------------
     MULTI-UTILITIES -- 0.3%
 51,350    Covanta Energy
             Corporation+                  232,102
                                      ------------
     OIL & GAS -- 2.9%
135,750    ATP Oil & Gas
             Corporation+                  404,535
132,250    Mission Resources
             Corporation+                  462,875
 18,150    Roper Industries, Inc.          898,425
 18,050    Stone Energy Corporation+       712,975
                                      ------------
                                         2,478,810
                                      ------------
     PERSONAL PRODUCTS -- 1.0%
 56,050    Elizabeth Arden, Inc.+          855,884
                                      ------------
     PHARMACEUTICALS -- 6.8%
 14,900    American Pharmaceutical
             Partners, Inc.+               309,920
 33,050    Charles River
             Laboratories
             International, Inc.+        1,106,514
 76,600    Dendreon Corporation+           771,362
 58,600    Diversa Corporation+            829,190
 39,400    First Horizon
             Pharmaceutical
             Corporation+                1,157,966
 39,999    SICOR, Inc.+                    627,184
 41,100    ViroPharma, Inc.+               943,245
                                      ------------
                                         5,745,381
                                      ------------
     REAL ESTATE -- 0.7%
 24,350    Cousins Properties, Inc.        593,166
                                      ------------
     ROAD & RAIL -- 1.2%
 32,000    Genesee & Wyoming, Inc.,
             Class A+                    1,044,800
                                      ------------

                       See Notes to Financial Statements.

Munder Small Company Growth Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.8%
 59,150    EMCORE Corporation+        $    795,567
 50,900    ESS Technology, Inc.          1,082,134
 44,124    Pericom Semiconductor
             Corporation+                  639,798
 44,650    Pixelworks, Inc.+               717,079
                                      ------------
                                         3,234,578
                                      ------------
     SOFTWARE -- 10.9%
 34,750    Activision, Inc.+               903,848
 68,800    Borland Software
             Corporation+                1,077,408
 57,475    FileNET Corporation+          1,166,168
 39,100    HNC Software, Inc.              805,460
 35,100    Jack Henry & Associates,
             Inc.                          766,584
 52,625    MapInfo Corporation+            825,686
 51,350    MCSi, Inc.+                   1,204,157
 38,975    Netegrity, Inc.+                754,556
 15,000    THQ, Inc.+                      727,050
 52,825    Verity, Inc.+                 1,069,706
                                      ------------
                                         9,300,623
                                      ------------
     SPECIALTY RETAIL -- 7.4%
 38,250    Cost Plus, Inc.+              1,013,625
 38,250    Direct Focus, Inc.+           1,193,400

SHARES                                       VALUE
--------------------------------------------------
     SPECIALTY RETAIL (CONTINUED)
 47,850    Gildan Activewear, Inc.+   $    686,169
 31,250    School Specialty, Inc.+         715,000
 35,550    Too, Inc.+                      977,625
 39,725    Ultimate Electronics,
             Inc.+                       1,191,750
 44,600    Wilsons The Leather
             Experts, Inc.+                508,886
                                      ------------
                                         6,286,455
                                      ------------
TOTAL COMMON STOCKS
  (Cost $84,323,355)                    85,639,346
                                      ------------

OTHER INVESTMENTS**
  (Cost $19,465,981)        22.9%       19,465,981
                           -----      ------------
TOTAL INVESTMENTS
  (Cost $103,789,336*)     123.6%      105,105,327
OTHER ASSETS AND
  LIABILITIES (NET)        (23.6)      (20,094,493)
                           -----      ------------
NET ASSETS                 100.0%     $ 85,010,834
                           =====      ============

------------
 * Aggregate cost for Federal tax purposes is $107,063,191.
** As of December 31, 2001, the market value of the securities on loan is $18,472,542. Collateral received for securities loaned of $19,465,981 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

                       See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 107.7%
    BERMUDA -- 3.7%
    500,000    Digital China
                 Holdings, Ltd.        $   218,012
  5,500,000    E-LIFE International
                 Ltd.+                      76,176
  1,400,000    Euro-Asia Agricultural
                 (Holdings) Company,
                 Ltd.+                     328,556
 15,700,000    LifeTec Group, Ltd.+        483,216
                                       -----------
                                         1,105,960
                                       -----------
    BRAZIL -- 10.8%
     12,000    Brasil Telecom
                 Participacoes SA,
                 ADR                   $   497,760
     23,500    Companhia de Bebidas
                 das Americas, ADR         476,815
     60,000    Companhia Paranaense
                 de Energia-Copel,
                 ADR                       471,000
     20,000    Companhia Vale do Rio
                 Doce, ADR                 464,834
     27,000    Petroleo Brasileiro
                 SA - Petrobras, ADR       629,100
     62,300    Tele Centro Oeste
                 Celular
                 Participacoes SA,
                 ADR                       436,100
     89,950    Usinas Siderurgicas de
                 Minas Gerais SA, ADR      253,443
                                       -----------
                                         3,229,052
                                       -----------
     CAYMAN ISLANDS -- 2.1%
    916,450    Chaoda Modern
                 Agricultura
                 (Holdings) Ltd.           258,560
  1,100,000    Global Bio-chem
                 Technology Group
                 Company Ltd.+             384,406
                                       -----------
                                           642,966
                                       -----------
     CHINA/HONG KONG -- 7.6%
    900,000    Brilliance China
                 Automotive Holdings
                 Ltd.                      165,048
    250,000    China Mobile (Hong
                 Kong), Ltd.+              880,061

SHARES                                       VALUE
--------------------------------------------------
     CHINA/HONG KONG (CONTINUED)
    499,000    China Unicom Ltd.+      $   550,338
  1,100,000    Denway Motors Ltd.          342,086
  1,200,000    Golden Meditech
                 Company Ltd.+             149,274
 13,000,000    Sun Television
                 Cybernetworks
                 Holdings, Ltd.+           181,719
                                       -----------
                                         2,268,526
                                       -----------
     CZECH REPUBLIC -- 1.8%
     57,000    Komercni Banka AS,
                 GDR+                      542,925
                                       -----------
     INDIA -- 2.7%
     35,200    Hindalco Industries
                 Ltd., 144A, GDR++         448,800
     26,100    Reliance Industries
                 Ltd., 144A, GDR++         354,960
                                       -----------
                                           803,760
                                       -----------
     ISRAEL -- 3.2%
     85,500    Emblaze Systems+            243,628
      6,400    Teva Pharmaceutical,
                 ADR                       394,432
     12,800    TTI Team Telecom
                 International Ltd.+       320,256
                                       -----------
                                           958,316
                                       -----------
     KOREA -- 20.3%
     50,000    Daewoo Securities
                 Company Ltd.+             388,495
     38,000    Daishin Securities
                 Company                   516,928
     41,800    Hana Bank                   539,870
     17,000    Hyundai Motor Company
                 Ltd.                      349,484
      4,200    Kangwon Land, Inc.+         425,296
     23,680    Kookmin Bank                901,245
      7,100    Korea Telecom
                 Corporation               271,032
     11,000    KT Freetel+                 359,801

                       See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     KOREA (CONTINUED)
      4,720    LG Household & Health
                 Care Ltd.+            $   104,248
      7,471    Samsung Electronics
                 Company Ltd.            1,592,976
      3,100    SK Telecom Company
                 Ltd.                      634,925
                                       -----------
                                         6,084,300
                                       -----------
     MEXICO -- 10.6%
     16,200    America Movil S.A. de
                 C.V., ADR, Series L       315,576
    150,000    Corporacion
                 Interamericana de
                 Entretenimiento SA
                 de CV+                    343,218
      9,700    Fomento Economico
                 Mexicano SA de CV,
                 ADR                       335,135
    450,000    Grupo Financiero BBVA
                 Bancomer SA de CV,
                 Series O+                 410,387
    227,700    Grupo Televisa SA+          482,457
    155,000    Organizacion Soriana
                 SA de CV, Series B        419,834
     14,300    Telefono de Mexico SA,
                 ADR                       500,786
     54,000    TV Azteca SA de CV,
                 ADR                       366,660
                                       -----------
                                         3,174,053
                                       -----------
     PERU -- 0.0%#
         82    Ferreyros SA, ADR+              181
                                       -----------
     POLAND -- 3.6%
     36,000    Bank Polska Kasa
                 Opieki SA, GDR+           720,000
     37,000    Polski Koncern Naftowy
                 Orlen SA, GDR             355,200
                                       -----------
                                         1,075,200
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
     RUSSIA -- 4.8%
     58,000    Gazprom, ADR+           $   571,300
     56,000    RAO Unified Energy
                 System (UES), GDR         873,600
                                       -----------
                                         1,444,900
                                       -----------
     SENEGAL -- 1.1%
     11,782    Sonatel Communications
                 Corporation+              320,076
                                       -----------
     SOUTH AFRICA -- 9.9%
    511,000    Alexander Forbes Ltd.       668,837
  1,185,950    BoE Ltd.                    374,719
     72,000    Imperial Holdings Ltd.      338,541
    280,000    Nampak Ltd.                 275,448
    382,500    New Clicks Holdings
                 Ltd.                      203,766
     34,100    Sappi Ltd.                  341,142
     43,800    Sasol Ltd.                  384,870
    141,700    Standard Bank
                 Investment
                 Corporation Ltd.          366,802
                                       -----------
                                         2,954,125
                                       -----------
     TAIWAN -- 11.1%
     80,000    Evergreen Marine
                 Corporation, GDR          280,800
     90,000    Hon Hai Precision
                 Industry Co., Ltd.,
                 GDR                       922,500
     10,000    Systex Corporation,
                 GDR                        32,500
     30,000    Taiwan Semiconductor
                 Manufacturing
                 Company Ltd., ADR         515,100
     80,000    United
                 Microelectronics
                 Corporation, ADR+         768,000
    180,000    Yageo Corporation, GDR      612,000
     80,000    Yang Ming Marine
                 Transport, GDR            174,000
                                       -----------
                                         3,304,900
                                       -----------

                       See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     THAILAND -- 4.9%
    645,000    Bangkok Bank Public
                 Company Ltd.+         $   718,206
    165,000    GMM Grammy Public
                 Company Ltd.              317,093
    295,000    Hana Microelectronics
                 Public Company Ltd.       425,192
                                       -----------
                                         1,460,491
                                       -----------
     TURKEY -- 6.7%
 61,800,000    Aksigorta AS                508,816
180,000,000    Haci Omer Sabanci
                 Holding AS                503,774
165,000,000    Yapi ve Kredi Bankasi
                 AS                        975,643
                                       -----------
                                         1,988,233
                                       -----------
     UNITED KINGDOM -- 2.8%
     31,900    Anglo American Plc          482,776
     53,000    South African
                 Breweries Plc             360,600
                                       -----------
                                           843,376
                                       -----------
TOTAL COMMON STOCKS
  (Cost $31,681,616)                    32,201,340
                                       -----------
PREFERRED STOCKS -- 2.6%
    BRAZIL -- 0.0%#
        417    Telemar Norte Leste
                 SA, Series A                   11
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
     KOREA -- 2.6%
      9,000    Samsung Electronics
                 Company Ltd.          $   780,665
                                       -----------
TOTAL PREFERRED STOCKS
  (Cost $787,007)                          780,676
                                       -----------
INVESTMENT COMPANY SECURITIES -- 0.9%
  (Cost $700,000)
     BRITISH VIRGIN ISLANDS -- 0.9%
     70,000    Korea Investment
                 Corporation+              280,000
                                       -----------

TOTAL INVESTMENTS
  (Cost $33,168,623*)      111.2%      33,262,016
OTHER ASSETS AND
  LIABILITIES (NET)        (11.2)      (3,360,834)
                           -----      -----------
NET ASSETS                 100.0%     $29,901,182
                           =====      ===========

------------
 * Aggregate cost for Federal tax purposes is $33,168,623.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

At December 31, 2001 sector diversification of the Munder Framlington Emerging Markets Fund was as follows:

                              % OF
                           NET ASSETS         VALUE
                           ------------------------
COMMON STOCKS:
Banks...................      14.7%     $ 4,397,889
Diversified
  Financials............       9.7        2,900,166
Wireless
  Telecommunication
  Services..............       8.8        2,626,464
Diversified
  Telecommunication
  Services..............       7.2        2,139,992
Oil & Gas...............       6.5        1,940,470
Industrial
  Conglomerates.........       6.5        1,938,982
Semiconductor Equipment
  & Products............       5.7        1,708,292
Metals & Mining.........       5.5        1,649,853
Preferred Stock.........       5.3        1,592,976
Electronic Equipment &
  Instruments...........       5.1        1,534,500
Media...................       5.0        1,509,428
Electric Utilities......       4.5        1,344,600
Beverages...............       3.9        1,172,550
Automobiles.............       2.9          856,618
Machinery...............       2.2          665,116
Paper & Forest
  Products..............       2.1          616,590
Multiline Retail........       2.1          623,600

                              % OF
                           NET ASSETS         VALUE
                           ------------------------
Insurance...............       1.7%     $   508,816
Specialty Retail........       1.4          414,717
Hotels, Restaurants &
  Leisure...............       1.4          425,296
Pharmaceuticals.........       1.3          394,432
Software................       1.1          320,256
Marine..................       0.9          280,800
Food Products...........       0.9          258,561
Internet Software &
  Services..............       0.8          243,628
Household Products......       0.4          104,248
Computers &
  Peripherals...........       0.1           32,500
                             -----      -----------
TOTAL COMMON STOCKS.....     107.7       32,201,340
PREFERRED STOCKS........       2.6          780,676
INVESTMENT COMPANY
  SECURITIES............       0.9          280,000
                             -----      -----------
TOTAL INVESTMENTS.......     111.2       33,262,016
OTHER ASSETS AND
  LIABILITIES (NET).....     (11.2)      (3,360,834)
                             -----      -----------
NET ASSETS..............     100.0%     $29,901,182
                             =====      ===========

                       See Notes to Financial Statements.

Munder Framlington Global Financial Services Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS -- 91.0%
    BERMUDA -- 1.6%
   700   Everest Re Group, Ltd.        $   49,490
                                       ----------
     FINLAND -- 2.7%
10,835   Sampo Insurance Oyj, A
           Shares                          84,874
                                       ----------
     FRANCE -- 6.2%
 3,888   Axa                               81,227
 1,251   Banque Nationale de Paris        111,915
                                       ----------
                                          193,142
                                       ----------
     GERMANY -- 8.9%
 1,322   Deutsche Bank AG                  93,436
   676   Muenchener
           Rueckversicherungs AG          183,501
                                       ----------
                                          276,937
                                       ----------
     IRELAND -- 3.3%
11,005   Bank of Ireland                  104,133
                                       ----------
     JAPAN -- 1.4%
   500   Orix Corp.                        44,806
                                       ----------
     NETHERLANDS -- 4.4%
 5,346   ING Groep NV                     136,290
                                       ----------
     SWEDEN -- 1.6%
 4,000   D. Carnegie & Company AB+         50,129
                                       ----------
     SWITZERLAND -- 4.7%
 2,055   UBS AG-Registered+               103,765
   300   Verwaltungs-und Privat-Bank
           AG                              44,288
                                       ----------
                                          148,053
                                       ----------
     UNITED KINGDOM -- 12.7%
 2,000   Amvescap Plc                      28,814
 7,000   Canary Wharf Group Plc+           45,362
10,000   Cattles Plc                       42,306
 4,000   CGU Plc                           49,138
28,571   GoshawK Insurance Holdings
           Plc                             43,613
 9,000   HSBC Holdings Plc                105,459
 3,000   Prudential Plc                    34,717
 2,000   Royal Bank of Scotland Group
           Plc                             48,615
                                       ----------
                                          398,024
                                       ----------

SHARES                                      VALUE
-------------------------------------------------
     UNITED STATES -- 43.5%
   950   Ambac Financial Group, Inc.   $   54,967
 1,800   American Capital Strategies
           Ltd.                            51,030
 1,894   American International
           Group, Inc.                    150,384
 3,500   Annaly Mortgage Management,
           Inc.                            56,000
 1,200   Arthur J. Gallagher &
           Company                         41,388
 2,792   Citigroup, Inc.                  140,940
   600   Federal National Mortgage
           Association                     47,700
 1,300   Financial Federal
           Corporation+                    40,625
 1,400   FleetBoston Financial
           Corporation                     51,100
 1,800   Freddie Mac                      117,720
   400   Goldman Sachs Group, Inc.         37,100
 1,000   Household International,
           Inc.                            57,940
   980   J. P. Morgan Chase & Company      35,623
 1,000   Lehman Brothers Holdings,
           Inc.                            66,800
   500   Marsh & McLennan Companies,
           Inc.                            53,725
 1,400   Metris Companies, Inc.            35,994
 1,000   PNC Financial Services Group      56,200
 1,200   Prosperity Bancshares, Inc.       32,388
 1,800   Radian Group, Inc.                77,310
 2,000   U.S. Bancorp                      41,860
 2,000   Washington Mutual, Inc.           65,400
 1,100   Wells Fargo & Company             47,795
                                       ----------
                                        1,359,989
                                       ----------
TOTAL COMMON STOCKS
  (Cost $2,888,639)                     2,845,867
                                       ----------
WARRANTS -- 0.1%
  (Cost $0)
     FRANCE -- 0.1%
   221   Banque Nationale de Paris,
           expires 07/15/02+                1,330
                                       ----------

TOTAL INVESTMENTS
  (Cost $2,888,639*)         91.1%      2,847,197
OTHER ASSETS AND
  LIABILITIES (NET)           8.9         279,034
                            -----      ----------
NET ASSETS                  100.0%     $3,126,231
                            =====      ==========

------------
* Aggregate cost for Federal tax purposes is $2,913,354.
+ Non-income producing security.

                       See Notes to Financial Statements.

Munder Framlington Global Financial Services Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

At December 31, 2001 sector diversification of the Munder Framlington Global Financial Services Fund was as follows:

                               % OF
                            NET ASSETS        VALUE
                            -----------------------
COMMON STOCKS:
Diversified Financials...      29.9%     $  933,817
Banks....................      29.0         906,353
Insurance................      28.9         904,335
Real Estate..............       3.2         101,362
                              -----      ----------
TOTAL COMMON STOCKS......      91.0       2,845,867
WARRANTS.................       0.1           1,330
                              -----      ----------
TOTAL INVESTMENTS........      91.1       2,847,197
OTHER ASSETS AND
  LIABILITIES (NET)......       8.9         279,034
                              -----      ----------
NET ASSETS...............     100.0%     $3,126,231
                              =====      ==========

                       See Notes to Financial Statements.

Munder Framlington Healthcare Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - DOMESTIC -- 79.5%
    BIOTECHNOLOGY -- 34.3%
   92,400    Abegenix, Inc.+          $  3,108,336
   80,000    Adolor Corporation+         1,436,000
   80,000    Alexion
               Pharmaceuticals,
               Inc.+                     1,955,200
  416,850    Amylin Pharmaceuticals,
               Inc.                      3,810,009
  200,000    Antigenics, Inc.+           3,280,000
  200,000    Arena Pharmaceuticals,
               Inc.+                     2,406,000
   30,000    Aviron+                     1,491,900
  150,000    Celgene Corporation+        4,788,000
  100,000    Cell Therapeutics,
               Inc.+                     2,414,000
  285,717    Cellegy
               Pharmaceuticals,
               Inc.+                     2,451,452
  125,000    Cellegy
               Pharmaceuticals,
               Inc.+, ***                1,072,500
  200,000    Corixa Corporation+         3,014,000
  375,000    Corvas International,
               Inc.+                     2,456,250
  100,000    Cubist Pharmaceuticals,
               Inc.+                     3,596,000
  400,000    Curis, Inc.+                2,244,000
  100,000    CV Therapeutics, Inc.+      5,202,000
  300,000    Dendreon Corporation+       3,021,000
  300,000    Dyax Corporation+           3,291,000
  270,000    Exelixis, Inc.+             4,487,400
  130,000    Genzyme Transgenics
               Corporation+                756,600
   14,675    Human Genome Sciences,
               Inc.+                       494,841
   75,000    ICOS Corporation+           4,308,000
  140,000    ILEX Oncology, Inc.+        3,785,600
  192,000    ImmunoGen, Inc.+            3,183,360
  425,000    Insmed, Inc.+               1,623,500
  280,000    Inspire
               Pharmaceuticals,
               Inc.+                     3,945,200
  600,000    Introgen Therapeutics,
               Inc.+                     3,324,000
  450,000    La Jolla Pharmaceutical
               Company+                  4,023,000
  250,000    La Jolla Pharmaceutical
               Company+, ***             2,052,900
  149,990    Large Scale Biology
               Corporation+                674,955

SHARES                                       VALUE
--------------------------------------------------
     BIOTECHNOLOGY (CONTINUED)
  150,000    Medarex, Inc.+           $  2,694,000
  110,000    MedImmune, Inc.+            5,098,500
   75,000    Myriad Genetics, Inc.+      3,948,000
  196,254    NeoPharm, Inc.              4,916,170
  130,000    Neurocrine Biosciences,
               Inc.+                     6,670,300
  132,600    NPS Pharmaceuticals,
               Inc.+                     5,078,580
  250,000    Onyx Pharmaceuticals,
               Inc.+                     1,280,000
  100,000    OSI Pharmaceuticals,
               Inc.+                     4,574,000
  100,000    Paradigm Genetics,
               Inc.+                       570,000
  108,250    Pharmacyclics, Inc.+        1,076,005
  379,475    POZEN, Inc.+                1,992,244
  137,225    Sangamo BioSciences,
               Inc.+                     1,281,682
  200,000    Scios, Inc.+                4,754,000
  450,000    Telik, Inc.+                6,075,000
  250,000    Texas Biotechnology
               Corporation+              1,625,000
  120,000    TranskaryoticTherapies,
               Inc.+                     5,136,000
  100,000    Trimeris, Inc.+             4,497,000
  331,400    Valentis, Inc.+             1,027,340
  100,000    Vical, Inc.+                1,224,000
    8,500    ViroPharma, Inc.+             195,075
  334,850    XOMA Ltd.+                  3,298,272
                                      ------------
                                       150,708,171
                                      ------------
     BIOTECHNOLOGY - TOOLS -- 5.6%
  102,050    Biosite Diagnostics,
               Inc.+                     1,874,659
  446,625    Discovery Partners
               International+            3,305,025
   60,000    Invitrogen Corporation+     3,715,800
  200,000    Lexicon Genetics, Inc.+     2,308,000
  103,000    Molecular Devices
               Corporation               2,149,610
  143,450    Pharmacopeia, Inc.+         1,992,520
  348,525    Third Wave
               Technologies, Inc.+       2,561,659
  270,000    Transgenomic, Inc.+         2,970,000
  100,000    Waters Corporation+         3,875,000
                                      ------------
                                        24,752,273
                                      ------------

                       See Notes to Financial Statements.

Munder Framlington Healthcare Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - DOMESTIC (CONTINUED)
     DRUGS & DRUG DELIVERY -- 10.8%
   80,000    Cephalon, Inc.+          $  6,046,800
  111,675    CIMA Labs, Inc.+            4,037,051
   60,000    Forest Laboratories,
               Inc.+                     4,917,000
  250,000    Inhale Therapeutic
               Systems, Inc.+            4,637,500
  105,000    InterMune, Inc.+            5,172,300
  150,000    Isis Pharmaceuticals,
               Inc.+                     3,328,500
  125,000    IVAX Corporation+           2,517,500
   85,000    Medicis Pharmaceutical
               Corporation, Class A+     5,490,150
  160,000    MGI Pharma, Inc.+           2,444,800
  148,000    Pfizer, Inc.                5,897,800
  200,000    SICOR, Inc.+                3,136,000
                                      ------------
                                        47,625,401
                                      ------------
     MEDICAL DEVICES -- 12.8%
  443,475    AeroGen, Inc.+              1,552,162
  276,675    Align Technology, Inc.+     1,245,038
  237,500    American Medical
               Systems Holdings,
               Inc.+                     4,913,875
  175,000    ArthroCare Corporation+     3,137,750
  211,818    ATS Medical, Inc.+          1,122,635
  150,000    Biomet, Inc.                4,635,000
  155,000    Cytyc Corporation+          4,045,500
  215,700    Endocardial Solutions,
               Inc.+                     1,143,210
  200,000    EPIX Medical, Inc.+         2,858,000
  453,325    Genomic Solutions,
               Inc.+                     1,087,980
  150,000    Integra LifeSciences
               Holdings+                 3,951,000
  330,000    Interpore
               International, Inc.+      2,745,600
  225,000    Kensey Nash
               Corporation+              4,050,000
  311,200    Micro Therapeutics,
               Inc.+                     1,957,448
  150,000    Novoste Corporation+        1,311,000
   90,000    ResMed, Inc.+               4,852,800
  223,650    Rita Medical Systems,
               Inc.+                     1,491,746
  443,625    Sonic Innovations,
               Inc.+                     2,040,675
   60,000    St. Jude Medical, Inc.+     4,659,000
  150,000    Therasense, Inc.+           3,720,000
                                      ------------
                                        56,520,419
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
     MEDICAL SERVICES -- 16.0%
  115,000    Accredo Health, Inc.+    $  4,565,500
  120,000    AdvancePCS+                 3,522,000
  130,000    Albany Molecular
               Research, Inc.+           3,443,700
   70,000    AmerisourceBergen
               Corporation               4,448,500
  100,000    Anthem, Inc.+               4,950,000
   80,000    Baxter International,
               Inc.                      4,290,400
   60,000    Cardinal Health, Inc.       3,879,600
  275,000    Caremark Rx, Inc.+          4,485,250
  375,000    eBenX, Inc.+                1,526,625
  326,000    HealthStream, Inc.+           358,600
  120,000    IMPATH, Inc.+               5,341,200
   54,000    Laboratory Corporation
               of America Holdings+      4,365,900
  180,000    Omnicare, Inc.              4,478,400
  253,000    Omnicell, Inc.+             2,251,700
  130,000    Orthodontic Centers of
               America, Inc.+            3,965,000
  150,000    Pharmaceutical Product
               Development, Inc.+        4,846,500
  213,100    Pharsight Corporation+        315,388
  120,000    Renal Care Group, Inc.+     3,852,000
   75,000    Select Medical
               Corporation+              1,206,000
   35,000    Wellpoint Health
               Networks, Inc.+           4,089,750
                                      ------------
                                        70,182,013
                                      ------------
TOTAL COMMON STOCKS - DOMESTIC
  (Cost $404,254,054)                  349,788,277
                                      ------------
COMMON STOCKS - FOREIGN -- 20.7%
    BIOTECHNOLOGY -- 6.7%
   48,573    Actelion Ltd.+              2,282,896
  125,000    Biosearch Italia SpA+       1,869,315
  120,000    Cambridge Antibody
               Technology Group Plc+     3,363,510
  300,000    Celltech Group Plc+         3,811,861
  420,000    ConjuChem, Inc.+            1,714,501
  160,000    Genmab A/S+                 3,295,098
  100,000    Karo Bio AB+                3,396,154
   60,610    Medivir AB+                   359,497
  337,350    Neurochem, Inc.+            1,012,707
  122,000    NeuroSearch A/S+            1,869,777

                       See Notes to Financial Statements.

Munder Framlington Healthcare Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - FOREIGN (CONTINUED)
     BIOTECHNOLOGY (CONTINUED)
   85,000    Nicox SA+                $  3,698,396
   45,595    Novuspharma SpA+            1,359,644
2,762,682    Oxford BioMedica Plc+       1,309,341
                                      ------------
                                        29,342,697
                                      ------------
     BIOTECHNOLOGY - TOOLS -- 1.5%
  234,285    Evotec Biosystems AG+       2,116,771
  495,000    Pharmagene Plc+               680,051
  300,000    PyroSequencing AB+          1,076,246
   60,000    QIAGEN NV                   1,121,589
   60,000    QIAGEN NV+                  1,113,600
1,120,000    XTL Biopharmaceuticals
               Ltd.+                       757,138
                                      ------------
                                         6,865,395
                                      ------------
     DRUGS & DRUG DELIVERY -- 6.1%
   85,000    Altana AG                   4,237,115
   80,000    Biovail Corporation+        4,500,000
  400,000    Forbes Medi-Tech,
               Inc.+, ***                  721,572
  293,751    Galen Holdings Plc          2,946,679
   18,750    Galen Holdings Plc, ADR       772,500
   25,000    Rhein Biotech NV+           1,555,537
  335,000    Shire Pharmaceuticals
               Group Plc+                4,188,395
   53,000    Teva Pharmaceutical,
               ADR                       3,266,390
1,500,000    Weston Medical Group
               Plc+                      4,535,853
                                      ------------
                                        26,724,041
                                      ------------
     MEDICAL DEVICES -- 4.6%
   70,000    Angiotech
               Pharmaceuticals,
               Inc.+                     3,900,400
      864    Disetronic Holding AG         717,918
1,330,530    Gyrus Group Plc+            5,060,189
   60,000    Sanofi-Synthelabo SA        4,475,675
  337,500    Shield Diagnostics
               Group Plc+                1,633,888

SHARES                                       VALUE
--------------------------------------------------
     MEDICAL DEVICES (CONTINUED)
    6,500    Synthes-Stratec, Inc.    $  4,527,597
                                      ------------
                                        20,315,667
                                      ------------
     MEDICAL SERVICES -- 1.8%
  105,000    Cerep SA+                   1,626,304
  330,000    Dynacare, Inc.+             5,573,700
   47,300    Lion Bioscience AG+           778,926
                                      ------------
                                         7,978,930
                                      ------------
TOTAL COMMON STOCKS - FOREIGN
  (Cost $125,003,118)                   91,226,730
                                      ------------
RIGHTS/WARRANTS -- 0.0%#
  (Cost $0)
     BIOTECHNOLOGY -- 0.0%#
    2,400    AVANT
               Immunotherapeutics,
               Inc. expires 8/24/03+         3,156
                                      ------------
PRINCIPAL
AMOUNT
---------
REPURCHASE AGREEMENT -- 0.2%
  (Cost $653,000)
$ 653,000    Agreement with State
               Street Bank and Trust
               Company,
               1.550% dated
               12/31/2001, to be
               repurchased at
               $653,056 on
               01/02/2002,
               collateralized by
               $440,000 U.S.
               Treasury Bond,
               13.25% maturing
               05/15/2014
               (value $667,150)            653,000
                                      ------------

                       See Notes to Financial Statements.

Munder Framlington Healthcare Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                            VALUE
-------------------------------------------------
TOTAL INVESTMENTS
  (Cost $529,910,172*)    100.4%     $441,671,163
OTHER ASSETS AND
  LIABILITIES (NET)        (0.4)       (1,946,541)
                          -----      ------------
NET ASSETS                100.0%     $439,724,622
                          =====      ============

------------
  *  Aggregate cost for Federal tax purposes is $529,910,172.
  +  Non-income producing security.
  #  Amount represents less than 0.1% of net assets.
 *** Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At December 31, 2001 these securities represents 0.9% of net assets.

     SECURITY                 ACQUISITION DATE    ACQUISITION COST
     -------------------------------------------------------------
     Cellegy
       Pharmaceuticals,
       Inc.                       09/29/00           $  968,750
     Forbes Medi-Tech,
       Inc.                       07/13/00            2,493,093
     La Jolla
       Pharmaceutical
       Company                    02/07/01            1,550,000

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

Munder Framlington International Growth Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 94.9%
    AUSTRALIA -- 2.3%
  380,000    AXA Asia Pacific
               Holdings, Ltd.          $   552,388
  200,000    Telstra corp., Ltd.           556,893
                                       -----------
                                         1,109,281
                                       -----------
    BERMUDA -- 0.1%
  250,000    Euro-Asia Agricultural
               (Holdings) Co., Ltd.+        58,671
                                       -----------
     BRAZIL -- 1.1%
   12,500    Brasil Telecom
               Participacoes SA, ADR       518,500
                                       -----------
     CHINA/HONG KONG -- 2.7%
1,194,000    Can Do Holdings, Ltd.+         13,934
   15,000    Cheung Kong (Holdings),
               Ltd.                        155,814
   40,000    China Mobile (Hong
               Kong), Ltd.+                140,810
  100,000    China Unicom, Ltd.+           110,288
  190,000    Golden Meditech Co.,
               Ltd.+                        23,635
   20,300    Hutchison Whampoa, Ltd.       196,550
  216,000    Kerry Properties, Ltd.        210,522
   90,000    MTR corp., Ltd.               117,726
   54,000    Roadshow Holdings, Ltd.+       14,197
   22,000    Sun Hung Kai Properties,
               Ltd.                        177,744
5,600,000    Sun Television
               Cybernetworks
               Holdings, Ltd.+              78,279
                                       -----------
                                         1,239,499
                                       -----------
     DENMARK -- 0.6%
    7,300    Novo Nordisk AS               298,493
                                       -----------
     FINLAND -- 3.4%
   44,400    Nokia AB Oyj                1,144,577
   60,000    Sampo Insurance Oyj, A
               Shares                      469,999
                                       -----------
                                         1,614,576
                                       -----------
     FRANCE -- 13.7%
   13,300    Aventis SA                    927,585
   15,800    Axa                           330,091
    8,750    Banque Nationale de
               Paris                       782,776

SHARES                                       VALUE
--------------------------------------------------
     FRANCE (CONTINUED)
   15,400    Castorama Dubois
               Investissement SA       $   793,026
   13,000    France Telecom SA             519,581
   15,000    Pechiney SA                   773,095
   21,700    Suez SA                       656,753
    7,300    Total Fina SA, Class B      1,042,295
   50,000    Usinor SA                     625,330
                                       -----------
                                         6,450,532
                                       -----------
     GERMANY -- 5.8%
    8,500    Bayerische Hypo- und
               Vereinsbank AG              259,675
    8,500    Deutsche Bank AG              600,762
   27,500    Deutsche Telekom AG           472,447
    2,900    Muenchener
               Rueckversicherungs-Gesell
               schaft AG                   787,209
    1,700    SAP AG                        221,389
    6,000    Siemens AG                    397,096
                                       -----------
                                         2,738,578
                                       -----------
     ITALY -- 3.3%
   74,000    Credito Italiano SpA          297,079
   38,000    ENI SpA                       476,266
   90,000    Telecom Italia SpA            769,089
                                       -----------
                                         1,542,434
                                       -----------
     JAPAN -- 12.9%
    8,000    Aderans Co., Ltd.             236,318
   19,000    Ajinomoto Co., Inc.           185,635
   21,000    Chugai Pharmaceutical
               Co., Ltd.                   243,485
      150    DDI Corporation               280,513
       50    East Japan Railway Co.        241,585
   16,000    Japan Medical Dynamic
               Marketing, Inc.             351,729
   78,000    Kajima Corporation            211,953
    4,300    Kyocera Corporation           280,627
  400,000    Mitsui Engineering &
               Shipbuiding Co., Ltd.+      396,916
   45,000    Mitsui Fudosan Co., Ltd.      343,485
   60,000    Nippon Mitsubishi Oil
               Corporation                 228,990
   18,000    Nomura Securities Co.,
               Ltd.                        230,822
       19    NTT DoCoMo, Inc.              223,342

                       See Notes to Financial Statements.

Munder Framlington International Growth Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     JAPAN (CONTINUED)
   60,000    OJI Paper Co., Ltd.       $   238,608
      700    Orix Corporation               62,728
   40,000    Sanyo Chemical
               Industries, Ltd.            215,251
   50,000    Sanyo Electric Co., Ltd.      236,241
   90,000    Sekisui Chemical Co.,
               Ltd.                        237,005
   50,000    Sumitomo Corporation          229,372
   90,000    The Sumitomo Trust and
               Banking Co. Ltd.            365,468
   40,000    The Tokio Marine & Fire
               Insurance Co., Ltd.         292,497
  100,000    Tokyu Corporation             301,504
   70,000    Toshiba Corporation           240,440
    9,100    Toyota Motor Corporation      230,608
                                       -----------
                                         6,105,122
                                       -----------
     KOREA -- 1.1%
    4,198    Kookmin Bank                  159,771
    1,200    Samsung Electronics Co.,
               Ltd.                        255,866
      500    SK Telecom Co., Ltd.          102,407
                                       -----------
                                           518,044
                                       -----------
     LUXEMBOURG -- 2.1%
   52,500    Societe Europeenne des
               Satellites                  572,478
   20,500    Thiel Logistics               403,282
                                       -----------
                                           975,760
                                       -----------
     NETHERLANDS -- 3.8%
   19,300    ING Groep NV                  492,032
   21,000    Koninklijke (Royal)
               Philips Electronics NV      623,977
   13,500    Royal Dutch Petroleum
               Co.                         683,769
                                       -----------
                                         1,799,778
                                       -----------
     PORTUGAL -- 0.7%
   42,000    Portugal Telecom SGPS SA      327,130
                                       -----------
     SINGAPORE -- 0.2%
   15,000    Venture Manufacturing,
               Ltd.                        108,042
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
     SPAIN -- 4.0%
        1    Banco Bilbao Vizcaya
               Argentaria SA           $        12
   92,000    Cortefiel SA                  518,388
   56,000    Sol Melia SA                  425,706
   94,000    Telefonica Publicidad e
               Informacion SA              372,350
   43,425    Telefonica SA                 580,981
                                       -----------
                                         1,897,437
                                       -----------
     SWEDEN -- 2.9%
   44,000    Eniro AB                      315,699
  100,000    Nordbanken Holding AB         530,948
   92,000    Telefonaktiebolaget LM
               Ericsson                    501,674
                                       -----------
                                         1,348,321
                                       -----------
     SWITZERLAND -- 8.2%
    7,000    Nestle SA                   1,493,131
   23,000    Novartis AG                   831,526
      780    Synthes-Stratec, Inc.         543,311
   19,500    UBS AG-Registered+            984,635
                                       -----------
                                         3,852,603
                                       -----------
     UNITED KINGDOM -- 26.0%
   88,000    AMEC Plc                      505,341
   35,930    Amvescap Plc                  517,649
   70,000    BAE Systems Plc               314,966
   20,000    Barclays Plc                  661,479
  110,000    BG Group Plc                  447,770
   81,000    BP Amoco Plc                  628,826
   42,000    British Sky Broadcasting
               Group Plc+                  461,610
   94,000    Cadbury Schweppes Plc         598,558
   34,000    CGU Plc                       417,676
   37,650    Exel Plc                      429,674
   55,500    GlaxoSmithKline Plc         1,390,217
   47,500    Hanson Plc                    327,323
  157,000    Lattice Group Plc             356,064
  151,500    Legal & General Group
               Plc                         350,198
   43,000    Lloyds TSB Group Plc          466,350
   53,000    P & O Princess Cruises
               Plc                         308,205
   12,250    Pearson Plc                   140,870
   55,000    Prudential Plc                636,473
   69,000    Scottish Power Plc            381,186
   64,600    Serco Group Plc               338,096

                       See Notes to Financial Statements.

Munder Framlington International Growth Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     UNITED KINGDOM (CONTINUED)
   60,000    Standard Chartered Plc    $   715,269
  105,000    Tesco Plc                     380,096
  570,000    Vodafone Group Plc          1,489,526
                                       -----------
                                        12,263,422
                                       -----------
TOTAL COMMON STOCKS
  (Cost $46,552,019)                    44,766,223
                                       -----------
PREFERRED STOCKS -- 1.6%
  (Cost $329,197)
     GERMANY -- 1.6%
    1,950    Porsche AG                    741,010
                                       -----------
INVESTMENT COMPANY SECURITIES -- 0.6%
  (Cost $700,000)
     BRITISH VIRGIN ISLANDS -- 0.6%
   70,000    Korea Investment
               Corporation+                280,000
                                       -----------

                                            VALUE
-------------------------------------------------
TOTAL INVESTMENTS
  (Cost $47,581,216*)       97.1%     $45,787,233
OTHER ASSETS AND
  LIABILITIES (NET)          2.9        1,353,824
                           -----      -----------
NET ASSETS                 100.0%     $47,141,057
                           =====      ===========

------------
* Aggregate cost for Federal tax purposes is $47,584,727.
+ Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

Munder Framlington International Growth Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

At December 31, 2001 sector diversification of the Munder Framlington International Growth Fund was as follows:

                              % OF
                           NET ASSETS         VALUE
                           ------------------------
COMMON STOCKS:
Banks...................      12.3%     $ 5,824,223
Insurance...............       8.1        3,836,532
Diversified
  Telecommunication
  Services..............       7.9        3,744,622
Pharmaceuticals.........       7.8        3,691,306
Oil & Gas...............       7.4        3,507,916
Wireless
  Telecommunication
  Services..............       5.0        2,346,886
Food Products...........       4.8        2,277,324
Media...................       4.1        1,955,482
Communication
  Equipment.............       3.5        1,646,251
Metals & Mining.........       3.0        1,398,426
Specialty Retail........       2.8        1,311,414
Diversified
  Financials............       2.8        1,303,231
Electronic Equipment &
  Instruments...........       2.6        1,248,889
Real Estate.............       1.9          887,565
Health Care Equipment &
  Supplies..............       1.9          918,675
Hotels, Restaurants &
  Leisure...............       1.6          733,911
Construction &
  Engineering...........       1.5          717,294
Road & Rail.............       1.4          660,815
Multi-Utilities.........       1.4          656,753
Industrial
  Conglomerates.........       1.4          652,317

                              % OF
                           NET ASSETS         VALUE
                           ------------------------
Commercial Services &
  Supplies..............       1.2%     $   567,467
Chemicals...............       1.0          452,256
Machinery...............       0.9          410,850
IT Consulting &
  Services..............       0.9          403,282
Air Freight &
  Couriers..............       0.9          429,674
Gas Utilities...........       0.8          356,064
Food & Drug Retailing...       0.8          380,096
Electric Utilities......       0.8          381,186
Construction
  Materials.............       0.7          327,323
Aerospace & Defense.....       0.7          314,965
Software................       0.5          221,389
Semiconductor Equipment
  & Products............       0.5          255,865
Personal Products.......       0.5          236,318
Containers &
  Packaging.............       0.5          238,608
Computers &
  Peripherals...........       0.5          240,440
Automobiles.............       0.5          230,608
                             -----      -----------
TOTAL COMMON STOCKS.....      94.9       44,766,223
PREFERRED STOCKS........       1.6          741,010
INVESTMENT COMPANY
  SECURITIES............       0.6          280,000
                             -----      -----------
TOTAL INVESTMENTS.......      97.1       45,787,233
OTHER ASSETS AND
  LIABILITIES (NET).....       2.9        1,353,824
                             -----      -----------
NET ASSETS..............     100.0%     $47,141,057
                             =====      ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                          EQUITY FUNDS
                                                          ---------------------------------------------------------
                                                                                        MUNDER        MUNDER
                                                          MUNDER         MUNDER         DIGITAL       INTERNATIONAL
                                                          BALANCED       BIO(TECH)(2)   ECONOMY       EQUITY
                                                          FUND           FUND           FUND          FUND
                                                          ---------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities of unaffiliated issuers.................   $124,971,698   $17,305,417    $11,442,894   $141,312,251
    Repurchase agreements..............................      5,004,000       858,000        --           2,341,000
                                                          ------------   -----------    -----------   ------------
Total Investments......................................    129,975,698    18,163,417     11,442,894    143,653,251
Cash...................................................            701           583        --              23,400
Interest receivable....................................        566,761            37        --                 138
Dividends receivable...................................         62,626       --               9,931        214,802
Receivable from investment advisor.....................        --             16,663        --             --
Receivable for investment securities sold..............        --            125,013        229,399          1,870
Receivable for Fund shares sold........................        938,426        47,731          7,818        121,441
Prepaid expenses and other assets......................         27,501        27,932         26,985         27,236
                                                          ------------   -----------    -----------   ------------
      Total Assets.....................................    131,571,713    18,381,376     11,717,027    144,042,138
                                                          ------------   -----------    -----------   ------------
LIABILITIES:
Due to custodian.......................................        --            --              46,869        --
Payable for Fund shares redeemed.......................        296,429        87,314        110,434      1,543,757
Payable for investment securities purchased............        115,869       --             --             --
Payable upon return of securities loaned...............     10,343,595       --             --          25,337,488
Investment advisory fee payable........................         65,599        18,021          7,764         76,092
Administration fee payable.............................          6,493         1,021            591         10,138
Shareholder servicing fees payable.....................            624             2              1         14,358
Distribution fees payable..............................         67,062        10,012          7,963          4,749
Transfer agent fee payable.............................         98,115        28,598         20,620         27,622
Custodian fees payable.................................         13,189         6,374         12,266         24,528
Trustees'/Directors' fees and expenses.................          3,192           245            268          3,146
Accrued expenses and other payables....................         50,709         7,957          5,773         61,747
                                                          ------------   -----------    -----------   ------------
      Total Liabilities................................     11,060,876       159,544        212,549     27,103,625
                                                          ------------   -----------    -----------   ------------
NET ASSETS.............................................   $120,510,837   $18,221,832    $11,504,478   $116,938,513
                                                          ============   ===========    ===========   ============
Investments, at cost...................................   $128,605,368   $18,633,535    $12,949,224   $136,126,697
                                                          ============   ===========    ===========   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------
    MUNDER        MUNDER         MUNDER         MUNDER
    LARGE-CAP     LARGE-CAP      MICRO-CAP      MIDCAP
    GROWTH        VALUE          EQUITY         SELECT
    FUND          FUND           FUND           FUND
-----------------------------------------------------------
    $18,518,697   $173,872,130   $144,701,514   $31,418,215
        --           3,865,000      6,607,000       776,000
    -----------   ------------   ------------   -----------
     18,518,697    177,737,130    151,308,514    32,194,215
         76,116            847            890           740
        --                 166            284            33
         13,300        186,006         17,250        12,943
        --             --             --            --
         61,639        --             575,048     2,397,740
        180,885        192,337      1,784,809       102,103
         14,254         27,661         26,241        20,942
    -----------   ------------   ------------   -----------
     18,864,891    178,144,147    153,713,036    34,728,716
    -----------   ------------   ------------   -----------
        --             --             --            --
         93,554        176,634      2,359,983        26,253
         36,523        --             436,850     1,580,483
        --           4,482,520     20,599,327       --
         12,230        109,464        103,811        20,400
          1,067         14,856          8,211         1,856
        --              14,883          1,172       --
          3,420         15,518         57,222         2,750
         10,856         43,823         84,772        10,952
          3,568          6,735          9,470         4,545
            427          3,913          2,457           561
          5,297         85,855         45,903        14,680
    -----------   ------------   ------------   -----------
        166,943      4,954,201     23,709,178     1,662,480
    -----------   ------------   ------------   -----------
    $18,697,948   $173,189,946   $130,003,858   $33,066,236
    ===========   ============   ============   ===========
    $19,386,413   $157,108,702   $138,184,223   $29,361,883
    ===========   ============   ============   ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                      EQUITY FUNDS
                                                      ----------------------------------------------------------
                                                                                      MUNDER
                                                      MUNDER                          REAL ESTATE    MUNDER
                                                      MULTI-SEASON    MUNDER          EQUITY         SMALL-CAP
                                                      GROWTH          POWER PLUS      INVESTMENT     VALUE
                                                      FUND            FUND            FUND           FUND
                                                      ----------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities of unaffiliated issuers..............  $389,378,406    $135,136,353    $54,426,624    $93,382,154
    Repurchase agreements...........................     4,087,000         --           1,574,000      4,992,000
                                                      ------------    ------------    -----------    -----------
Total Investments...................................   393,465,406     135,136,353     56,000,624     98,374,154
Cash................................................           247         --                 681            524
Interest receivable.................................           176         --                  68            215
Dividends receivable................................       438,159          49,089        350,212        209,985
Receivable from investment advisor..................       --              --             --             --
Receivable for investment securities sold...........     4,624,822         665,354        --             --
Unrealized appreciation on forward foreign exchange
  contracts.........................................       --              --             --             --
Receivable for Fund shares sold.....................       590,156         466,869          3,870        469,610
Prepaid expenses and other assets...................        28,918          45,254         24,386         27,985
                                                      ------------    ------------    -----------    -----------
      Total Assets..................................   399,147,884     136,362,919     56,379,841     99,082,473
                                                      ------------    ------------    -----------    -----------
LIABILITIES:
Due to custodian....................................       --              208,283        --             --
Payable for Fund shares redeemed....................       639,143         927,049        174,761        808,957
Payable for investment securities purchased.........       --              203,252        --             257,910
Payable upon return of securities loaned............    17,667,377         --             --          10,207,971
Options written(a)..................................       --              --             --             214,725
Investment advisory fee payable.....................       246,857          83,425         35,047         52,645
Administration fee payable..........................        20,382           1,824          2,994          4,494
Shareholder servicing fees payable..................        68,043               8            363          1,172
Distribution fees payable...........................       --               80,950          4,176         24,410
Transfer agent fee payable..........................        91,849         181,603         25,878         29,960
Custodian fees payable..............................        10,243          16,192          4,953          5,953
Trustees'/Directors' fees and expenses..............         8,196           2,072          1,258          1,300
Accrued expenses and other payables.................       167,582          52,270         35,004         30,412
                                                      ------------    ------------    -----------    -----------
      Total Liabilities.............................    18,919,672       1,756,928        284,434     11,639,909
                                                      ------------    ------------    -----------    -----------
NET ASSETS..........................................  $380,228,212    $134,605,991    $56,095,407    $87,442,564
                                                      ============    ============    ===========    ===========
Investments, at cost................................  $336,764,564    $162,860,430    $51,750,509    $86,539,238
                                                      ============    ============    ===========    ===========

------------
(a) Munder Small-Cap Value Fund received premiums of $223,805.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   MUNDER
    MUNDER          MUNDER         FRAMLINGTON                    MUNDER
    SMALL           FRAMLINGTON    GLOBAL         MUNDER          FRAMLINGTON
    COMPANY         EMERGING       FINANCIAL      FRAMLINGTON     INTERNATIONAL
    GROWTH          MARKETS        SERVICES       HEALTHCARE      GROWTH
    FUND            FUND           FUND           FUND            FUND
-------------------------------------------------------------------------------
    $105,105,327    $33,262,016    $2,847,197     $441,018,163     $45,787,233
         --             --             --              653,000         --
    ------------    -----------    ----------     ------------     -----------
     105,105,327     33,262,016     2,847,197      441,671,163      45,787,233
         --             --            217,669        4,163,692         431,847
         --             --             --                   28         --
           6,369         54,283         8,754           49,069          92,621
         --             --             --               33,736          11,170
         288,371      1,535,797        70,778        1,746,142       2,256,788
         --               2,311        --              --              --
          95,249         12,405           943          939,224          16,495
          21,892         31,500        17,765           57,709          33,710
    ------------    -----------    ----------     ------------     -----------
     105,517,208     34,898,312     3,163,106      448,660,763      48,629,864
    ------------    -----------    ----------     ------------     -----------
         767,847      3,434,056        --              --              --
         118,983        618,557        18,974        3,410,966         405,623
         --             857,854        --            4,260,575         967,695
      19,465,981        --             --              --              --
         --             --             --              --              --
          53,872         30,576         2,710          338,023          41,313
           4,443          1,730           153           23,188           2,391
           3,710          3,501        --                  165             491
           8,057          2,272         1,861          270,572           1,197
          34,452         12,526         4,860          426,624          15,151
           9,994         18,227         5,693           31,622          27,637
           2,074            896           171            9,286           1,150
          36,961         16,935         2,453          165,120          26,159
    ------------    -----------    ----------     ------------     -----------
      20,506,374      4,997,130        36,875        8,936,141       1,488,807
    ------------    -----------    ----------     ------------     -----------
    $ 85,010,834    $29,901,182    $3,126,231     $439,724,622     $47,141,057
    ============    ===========    ==========     ============     ===========
    $103,789,336    $33,168,623    $2,888,639     $529,910,172     $47,581,216
    ============    ===========    ==========     ============     ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                          EQUITY FUNDS
                                                          ---------------------------------------------------------
                                                                                        MUNDER        MUNDER
                                                          MUNDER         MUNDER         DIGITAL       INTERNATIONAL
                                                          BALANCED       BIO(TECH)(2)   ECONOMY       EQUITY
                                                          FUND           FUND           FUND          FUND
                                                          ---------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed/(Accumulated) net investment
  income/(loss)........................................   $    (16,410)  $  (216,104)   $  (129,767)  $    (62,143)
Accumulated net realized gain/(loss) on investments
  sold.................................................     (9,377,863)   (1,705,042)    (3,665,487)    (8,207,239)
Net unrealized appreciation/(depreciation) of
  investments..........................................      1,370,330      (469,611)    (1,506,330)     7,526,374
Par value..............................................         12,114        26,739         17,867         10,574
Paid-in capital in excess of par value.................    128,522,666    20,585,850     16,788,195    117,670,947
                                                          ------------   -----------    -----------   ------------
                                                          $120,510,837   $18,221,832    $11,504,478   $116,938,513
                                                          ============   ===========    ===========   ============
NET ASSETS:
Class A Shares.........................................   $ 23,141,474   $ 5,401,519    $ 2,925,674   $  4,700,081
                                                          ============   ===========    ===========   ============
Class B Shares.........................................   $ 50,177,696   $ 7,601,272    $ 4,842,135   $  1,788,581
                                                          ============   ===========    ===========   ============
Class C Shares.........................................   $ 21,903,048   $   --         $   --        $  2,158,996
                                                          ============   ===========    ===========   ============
Class II Shares........................................   $    --        $ 3,569,348    $ 3,222,652   $    --
                                                          ============   ===========    ===========   ============
Class K Shares.........................................   $ 14,580,908   $     5,504    $     4,464   $ 67,287,465
                                                          ============   ===========    ===========   ============
Class Y Shares.........................................   $ 10,707,711   $ 1,644,189    $   509,553   $ 41,003,390
                                                          ============   ===========    ===========   ============
SHARES OUTSTANDING:
Class A Shares.........................................      2,312,800       788,741        451,128        425,858
                                                          ============   ===========    ===========   ============
Class B Shares.........................................      5,059,640     1,120,761        755,222        166,556
                                                          ============   ===========    ===========   ============
Class C Shares.........................................      2,199,383       --             --             199,164
                                                          ============   ===========    ===========   ============
Class II Shares........................................        --            524,950        501,382        --
                                                          ============   ===========    ===========   ============
Class K Shares.........................................      1,465,997           801            687      6,098,347
                                                          ============   ===========    ===========   ============
Class Y Shares.........................................      1,075,860       238,606         78,251      3,684,188
                                                          ============   ===========    ===========   ============
CLASS A SHARES:
Net asset value and redemption price per share.........         $10.01         $6.85          $6.49         $11.04
                                                          ============   ===========    ===========   ============
Maximum sales charge...................................           5.50%         5.50%          5.50%          5.50%
Maximum offering price per share.......................         $10.59         $7.25          $6.87         $11.68
                                                          ============   ===========    ===========   ============
CLASS B SHARES:
Net asset value and offering price per share*..........          $9.92         $6.78          $6.41         $10.74
                                                          ============   ===========    ===========   ============
CLASS C SHARES:
Net asset value and offering price per share*..........          $9.96           N/A            N/A         $10.84
                                                          ============   ===========    ===========   ============
CLASS II SHARES:
Net asset value and offering price per share*..........            N/A         $6.80          $6.43            N/A
                                                          ============   ===========    ===========   ============
Maximum Sales Charge...................................             --          1.00%          1.00%            --
Maximum offering price per share.......................            N/A         $6.87          $6.49            N/A
                                                          ============   ===========    ===========   ============
CLASS K SHARES:
Net asset value, offering price and redemption price
  per share............................................          $9.95         $6.87          $6.50         $11.03
                                                          ============   ===========    ===========   ============
CLASS Y SHARES:
Net asset value, offering price and redemption price
  per share............................................          $9.95         $6.89          $6.51         $11.13
                                                          ============   ===========    ===========   ============

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------
    MUNDER        MUNDER         MUNDER         MUNDER
    LARGE-CAP     LARGE-CAP      MICRO-CAP      MIDCAP
    GROWTH        VALUE          EQUITY         SELECT
    FUND          FUND           FUND           FUND
-----------------------------------------------------------
    $   (76,673)  $     90,897   $   (771,187)  $  (103,620)
     (5,604,908)       612,619        127,577      (487,334)
       (867,716)    20,628,428     13,124,291     2,832,332
         24,090         14,012         51,077        23,127
     25,223,155    151,843,990    117,472,100    30,801,731
    -----------   ------------   ------------   -----------
    $18,697,948   $173,189,946   $130,003,858   $33,066,236
    ===========   ============   ============   ===========
    $ 1,450,251   $  7,128,652   $ 47,352,566   $ 2,594,074
    ===========   ============   ============   ===========
    $ 2,136,986   $ 12,366,850   $ 41,342,502   $ 1,933,139
    ===========   ============   ============   ===========
    $   --        $  4,275,437   $ 19,395,240   $   --
    ===========   ============   ============   ===========
    $ 1,476,956   $    --        $    --        $   957,667
    ===========   ============   ============   ===========
    $   --        $ 67,458,208   $  5,836,400   $   --
    ===========   ============   ============   ===========
    $13,633,755   $ 81,960,799   $ 16,077,150   $27,581,356
    ===========   ============   ============   ===========
        186,277        576,448      1,829,857       181,934
    ===========   ============   ============   ===========
        278,111      1,010,905      1,659,713       137,102
    ===========   ============   ============   ===========
        --             349,600        778,336       --
    ===========   ============   ============   ===========
        192,624        --             --             67,802
    ===========   ============   ============   ===========
        --           5,451,883        225,605       --
    ===========   ============   ============   ===========
      1,751,958      6,623,112        614,161     1,925,890
    ===========   ============   ============   ===========
          $7.79         $12.37         $25.88        $14.26
    ===========   ============   ============   ===========
           5.50%          5.50%          5.50%         5.50%
          $8.24         $13.09         $27.39        $15.09
    ===========   ============   ============   ===========
          $7.68         $12.23         $24.91        $14.10
    ===========   ============   ============   ===========
            N/A         $12.23         $24.92           N/A
    ===========   ============   ============   ===========
          $7.67            N/A            N/A        $14.12
    ===========   ============   ============   ===========
           1.00%            --             --          1.00%
          $7.75            N/A            N/A        $14.27
    ===========   ============   ============   ===========
            N/A         $12.37         $25.87           N/A
    ===========   ============   ============   ===========
          $7.78         $12.37         $26.18        $14.32
    ===========   ============   ============   ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                          EQUITY FUNDS
                                                          -------------------------------------------------------
                                                                                        MUNDER
                                                          MUNDER                        REAL ESTATE   MUNDER
                                                          MULTI-SEASON   MUNDER         EQUITY        SMALL-CAP
                                                          GROWTH         POWER PLUS     INVESTMENT    VALUE
                                                          FUND           FUND           FUND          FUND
                                                          -------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed/(Accumulated) net investment
  income/(loss).........................................  $   (176,384)  $ (1,238,824)  $    30,671   $    95,675
Accumulated net realized gain/(loss) on investments
  sold..................................................    (6,153,419)   (14,083,143)   (7,433,124)      369,801
Net unrealized appreciation/(depreciation) of
  investments...........................................    56,700,842    (27,724,248)    4,250,115    11,843,996
Par value...............................................       266,563        159,540        42,939        55,988
Paid-in capital in excess of par value..................   329,590,610    177,492,666    59,204,806    75,077,104
                                                          ------------   ------------   -----------   -----------
                                                          $380,228,212   $134,605,991   $56,095,407   $87,442,564
                                                          ============   ============   ===========   ===========
NET ASSETS:
Class A Shares..........................................  $ 42,517,764   $ 45,152,418   $ 3,096,337   $ 9,165,055
                                                          ============   ============   ===========   ===========
Class B Shares..........................................  $ 19,716,168   $ 62,735,686   $ 3,309,658   $22,342,294
                                                          ============   ============   ===========   ===========
Class C Shares..........................................  $  6,072,742   $    --        $   919,011   $ 6,866,184
                                                          ============   ============   ===========   ===========
Class II Shares.........................................  $    --        $ 24,757,246   $   --        $   --
                                                          ============   ============   ===========   ===========
Class K Shares..........................................  $163,919,407   $     54,501   $ 1,617,504   $ 6,450,549
                                                          ============   ============   ===========   ===========
Class Y Shares..........................................  $148,002,131   $  1,906,140   $47,152,897   $42,618,482
                                                          ============   ============   ===========   ===========
SHARES OUTSTANDING:
Class A Shares..........................................     2,994,914      5,327,399       237,111       584,158
                                                          ============   ============   ===========   ===========
Class B Shares..........................................     1,507,306      7,456,201       254,030     1,442,580
                                                          ============   ============   ===========   ===========
Class C Shares..........................................       460,739        --             70,123       444,691
                                                          ============   ============   ===========   ===========
Class II Shares.........................................       --           2,939,455       --            --
                                                          ============   ============   ===========   ===========
Class K Shares..........................................    11,529,489          6,430       124,064       411,923
                                                          ============   ============   ===========   ===========
Class Y Shares..........................................    10,163,812        224,468     3,608,545     2,715,480
                                                          ============   ============   ===========   ===========
CLASS A SHARES:
Net asset value and redemption price per share..........        $14.20          $8.48        $13.06        $15.69
                                                          ============   ============   ===========   ===========
Maximum sales charge....................................          5.50%          5.50%         5.50%         5.50%
Maximum offering price per share........................        $15.03          $8.97        $13.82        $16.60
                                                          ============   ============   ===========   ===========
CLASS B SHARES:
Net asset value and offering price per share*...........        $13.08          $8.41        $13.03        $15.49
                                                          ============   ============   ===========   ===========
CLASS C SHARES:
Net asset value and offering price per share*...........        $13.18            N/A        $13.11        $15.44
                                                          ============   ============   ===========   ===========
CLASS II SHARES:
Net asset value and offering price per share*...........           N/A          $8.42           N/A           N/A
                                                          ============   ============   ===========   ===========
Maximum Sales Charge....................................            --           1.00%           --            --
Maximum offering price per share........................           N/A          $8.51           N/A           N/A
                                                          ============   ============   ===========   ===========
CLASS K SHARES:
Net asset value, offering price and redemption price per
  share.................................................        $14.22          $8.48        $13.04        $15.66
                                                          ============   ============   ===========   ===========
CLASS Y SHARES:
Net asset value, offering price and redemption price per
  share.................................................        $14.56          $8.49        $13.07        $15.69
                                                          ============   ============   ===========   ===========

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                     MUNDER
    MUNDER           MUNDER          FRAMLINGTON                    MUNDER
    SMALL            FRAMLINGTON     GLOBAL         MUNDER          FRAMLINGTON
    COMPANY          EMERGING        FINANCIAL      FRAMLINGTON     INTERNATIONAL
    GROWTH           MARKETS         SERVICES       HEALTHCARE      GROWTH
    FUND             FUND            FUND           FUND            FUND
---------------------------------------------------------------------------------
    $   (312,577)    $   (727,032)   $  (20,896)    $ (4,482,840)   $   (560,820)
     (43,704,061)     (27,706,712)     (788,501)     (13,163,822)    (13,164,972)
       1,315,991           91,011       (41,140)     (88,269,496)     (1,790,539)
           6,347           35,907         3,241          195,445          54,051
     127,705,134       58,208,008     3,973,527      545,445,335      62,603,337
    ------------     ------------    ----------     ------------    ------------
    $ 85,010,834     $ 29,901,182    $3,126,231     $439,724,622    $ 47,141,057
    ============     ============    ==========     ============    ============
    $  9,108,136     $  2,409,418    $  975,701     $137,481,547    $  1,107,370
    ============     ============    ==========     ============    ============
    $  5,619,767     $  1,396,806    $1,268,637     $191,008,658    $    730,392
    ============     ============    ==========     ============    ============
    $  2,300,384     $    353,033    $   --         $102,001,236    $    568,477
    ============     ============    ==========     ============    ============
    $    --          $    --         $  646,415     $    --         $    --
    ============     ============    ==========     ============    ============
    $ 15,996,449     $ 17,850,589    $   --         $    804,338    $  2,343,000
    ============     ============    ==========     ============    ============
    $ 51,986,098     $  7,891,336    $  235,478     $  8,428,843    $ 42,391,818
    ============     ============    ==========     ============    ============
         675,443          285,668       100,856        5,959,927         127,372
    ============     ============    ==========     ============    ============
         455,815          170,225       131,818        8,594,490          86,673
    ============     ============    ==========     ============    ============
         183,492           43,376        --            4,593,843          67,327
    ============     ============    ==========     ============    ============
         --               --             67,116          --              --
    ============     ============    ==========     ============    ============
       1,206,867        2,141,746        --               34,907         270,300
    ============     ============    ==========     ============    ============
       3,825,114          949,726        24,308          361,289       4,853,387
    ============     ============    ==========     ============    ============
          $13.48            $8.43         $9.67           $23.07           $8.69
    ============     ============    ==========     ============    ============
            5.50%            5.50%         5.50%            5.50%           5.50%
          $14.26            $8.92        $10.23           $24.41           $9.20
    ============     ============    ==========     ============    ============
          $12.33            $8.21         $9.62           $22.22           $8.43
    ============     ============    ==========     ============    ============
          $12.54            $8.14           N/A           $22.20           $8.44
    ============     ============    ==========     ============    ============
             N/A              N/A         $9.63              N/A             N/A
    ============     ============    ==========     ============    ============
              --               --          1.00%              --              --
             N/A              N/A         $9.73              N/A             N/A
    ============     ============    ==========     ============    ============
          $13.25            $8.33         $0.00           $23.04           $8.67
    ============     ============    ==========     ============    ============
          $13.59            $8.31         $9.69           $23.33           $8.73
    ============     ============    ==========     ============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Operations, Period Ended December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                         EQUITY FUNDS
                                                         -----------------------------------------------------------
                                                                                        MUNDER         MUNDER
                                                         MUNDER         MUNDER          DIGITAL        INTERNATIONAL
                                                         BALANCED       BIO(TECH)(2)    ECONOMY        EQUITY
                                                         FUND           FUND            FUND           FUND
                                                         -----------------------------------------------------------
INVESTMENT INCOME:
Interest...............................................  $ 1,390,903    $     8,205     $     2,013    $     10,714
Dividends(a)...........................................      359,519        --               47,148         892,516
Securities lending.....................................       23,949        --              --              109,104
                                                         -----------    -----------     -----------    ------------
      Total Investment Income..........................    1,774,371          8,205          49,161       1,012,334
                                                         -----------    -----------     -----------    ------------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares.......................................       26,527          5,811           4,086           8,410
  Class B Shares.......................................      233,187         32,310          27,726           9,048
  Class C Shares.......................................      111,116        --              --               11,642
  Class II Shares......................................      --              15,813          19,355         --
Shareholder servicing fees:
  Class K Shares.......................................       19,529              9               6          87,147
Investment advisory fee................................      377,575         98,358          49,580         460,976
Administration fee.....................................       57,020          7,755           6,463          64,233
Transfer agent fee.....................................      125,021         50,784          44,505          11,568
Custodian fees.........................................       38,911          9,074          10,171          65,854
Legal and audit fees...................................       12,266          1,382           1,342          23,195
Trustees'/Directors' fees and expenses.................        3,587            476             440           4,948
Registration and filing fees...........................       24,253         18,660          12,675          18,236
Other..................................................       42,675          4,423           2,579          42,349
                                                         -----------    -----------     -----------    ------------
      Total Expenses...................................    1,071,667        244,855         178,928         807,606
Fees waived and/or expenses reimbursed by investment
  advisor and/or distributor...........................      --             (33,406)        --              --
                                                         -----------    -----------     -----------    ------------
Net Expenses...........................................    1,071,667        211,449         178,928         807,606
                                                         -----------    -----------     -----------    ------------
NET INVESTMENT INCOME/(LOSS)...........................      702,704       (203,244)       (129,767)        204,728
                                                         -----------    -----------     -----------    ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions................................   (3,122,743)      (394,899)     (2,117,512)     (6,988,760)
  Foreign currency transactions........................      --             --              --                 (886)
Net change in unrealized appreciation/(depreciation)
  of:
  Securities...........................................       48,012     (1,119,906)       (609,299)     (5,505,279)
  Foreign currency and net assets translations.........      --               1,938         --                  114
                                                         -----------    -----------     -----------    ------------
Net realized and unrealized gain/(loss) on
  investments..........................................   (3,074,731)    (1,512,867)     (2,726,811)    (12,494,811)
                                                         -----------    -----------     -----------    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $(2,372,027)   $(1,716,111)    $(2,856,578)   $(12,290,083)
                                                         ===========    ===========     ===========    ============

------------
(a) Net of foreign withholding taxes of $609, $445, $80,175 and $1,530 for Munder Balanced Fund, Munder Digital Economy Fund, Munder International Equity Fund and Munder Large-Cap Value Fund, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------------
    MUNDER         MUNDER         MUNDER         MUNDER
    LARGE-CAP      LARGE-CAP      MICRO-CAP      MIDCAP
    GROWTH         VALUE          EQUITY         SELECT
    FUND           FUND           FUND           FUND
----------------------------------------------------------
    $     3,766    $    36,227    $    27,349    $  17,416
         59,693      1,277,799        145,739       65,392
        --               8,084         97,237       --
    -----------    -----------    -----------    ---------
         63,459      1,322,110        270,325       82,808
    -----------    -----------    -----------    ---------
          1,501          7,952         41,402        2,859
          9,100         56,527        178,607        7,976
        --              18,506         84,351       --
          8,405        --             --             3,849
        --              90,809          7,232       --
         67,701        644,376        516,616      112,883
          8,869         89,950         51,548       14,813
          9,532         56,906         73,285        6,986
          9,996         16,480         29,720       11,007
          2,030         24,202         11,978        2,867
            654          6,202          3,800          897
         15,201         18,462         22,001       16,079
          7,143         70,985         20,972        6,212
    -----------    -----------    -----------    ---------
        140,132      1,101,357      1,041,512      186,428
        --             --             --            --
    -----------    -----------    -----------    ---------
        140,132      1,101,357      1,041,512      186,428
    -----------    -----------    -----------    ---------
        (76,673)       220,753       (771,187)    (103,620)
    -----------    -----------    -----------    ---------
     (2,208,423)       613,638      5,525,753     (274,819)
        --             --             --            --
        385,038     (4,550,012)    (1,658,201)     (69,765)
        --             --             --            --
    -----------    -----------    -----------    ---------
     (1,823,385)    (3,936,374)     3,867,552     (344,584)
    -----------    -----------    -----------    ---------
    $(1,900,058)   $(3,715,621)   $ 3,096,365    $(448,204)
    ===========    ===========    ===========    =========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Operations, Period Ended December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                          EQUITY FUNDS
                                                          -------------------------------------------------------
                                                                                        MUNDER
                                                          MUNDER                        REAL ESTATE   MUNDER
                                                          MULTI-SEASON   MUNDER         EQUITY        SMALL-CAP
                                                          GROWTH         POWER PLUS     INVESTMENT    VALUE
                                                          FUND           FUND           FUND          FUND
                                                          -------------------------------------------------------
INVESTMENT INCOME:
Interest................................................  $     61,730   $     11,783   $    23,282   $    47,056
Dividends(a)............................................     2,003,878        419,728     1,996,940       781,659
Securities lending......................................        19,941        --            --             47,922
                                                          ------------   ------------   -----------   -----------
      Total Investment Income...........................     2,085,549        431,511     2,020,222       876,637
                                                          ------------   ------------   -----------   -----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares........................................        53,904         61,043         3,972        10,308
  Class B Shares........................................       107,772        323,369        16,342        89,625
  Class C Shares........................................        33,751        --              4,595        27,885
  Class II Shares.......................................       --             126,145       --            --
Shareholder servicing fees:
  Class K Shares........................................       214,306             67         2,179         9,872
Investment advisory fee.................................     1,463,139        527,376       210,479       300,195
Administration fee......................................       191,434         54,120        27,879        39,074
Transfer agent fee......................................        24,329        396,107         4,144        49,877
Custodian fees..........................................        29,474         41,630           433        20,268
Legal and audit fees....................................        40,167         21,346         5,797         7,874
Trustees'/Directors' fees and expenses..................        13,951          5,154         2,027         2,426
Registration and filing fees............................        22,512         39,204         7,902        20,182
Amortization of organization costs......................       --             --            --            --
Other...................................................        67,194         74,774           131        30,590
                                                          ------------   ------------   -----------   -----------
      Total Expenses....................................     2,261,933      1,670,335       285,880       608,176
Fees waived and/or expenses reimbursed by investment
  advisor and/or distributor............................       --             --            --            --
                                                          ------------   ------------   -----------   -----------
Net Expenses............................................     2,261,933      1,670,335       285,880       608,176
                                                          ------------   ------------   -----------   -----------
NET INVESTMENT INCOME/(LOSS)............................      (176,384)    (1,238,824)    1,734,342       268,461
                                                          ------------   ------------   -----------   -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.................................    (6,150,445)   (12,902,894)    1,231,306     2,964,292
  Foreign currency transactions.........................       --                (725)      --            --
  Options written.......................................       --             --            --             94,096
Net change in unrealized appreciation/(depreciation) of:
  Securities............................................   (17,118,571)    (9,675,690)   (1,944,848)   (1,645,785)
  Foreign currency and net assets translations..........       --                (334)      --            --
  Options written.......................................       --             --            --              9,080
                                                          ------------   ------------   -----------   -----------
Net realized and unrealized gain/(loss) on
  investments...........................................   (23,269,016)   (22,579,643)     (713,542)    1,421,683
                                                          ------------   ------------   -----------   -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS............................................  $(23,445,400)  $(23,818,467)  $ 1,020,800   $ 1,690,144
                                                          ============   ============   ===========   ===========

------------
(a) Net of foreign withholding taxes of $12,414, $18,647, $21,711, $2,093,
    $1,157 and $24,239 for Munder Multi-Season Growth Fund, Munder Power Plus Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Global Financial Services Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                      MUNDER
       MUNDER          MUNDER         FRAMLINGTON                    MUNDER
       SMALL           FRAMLINGTON    GLOBAL         MUNDER          FRAMLINGTON
       COMPANY         EMERGING       FINANCIAL      FRAMLINGTON     INTERNATIONAL
       GROWTH          MARKETS        SERVICES       HEALTHCARE      GROWTH
       FUND            FUND           FUND           FUND            FUND
----------------------------------------------------------------------------------
       $     11,804    $    28,268     $   1,482     $     38,227     $    13,982
            140,247        238,394        39,017          126,684         202,962
             78,934        --             --              --              --
       ------------    -----------     ---------     ------------     -----------
            230,985        266,662        40,499          164,911         216,944
       ------------    -----------     ---------     ------------     -----------
             10,963          2,410         1,394          172,564           1,797
             26,985          6,955         7,172          931,300           4,307
             10,882          1,777        --              506,931           2,945
            --             --              3,746          --              --
             23,148         25,411        --                1,040           4,581
            323,057        205,828        22,932        1,945,566         254,985
             42,171         13,657         2,983          213,013          24,956
             21,514          4,637         5,394          599,766           3,829
             23,970          2,592        16,248           95,380          68,616
              9,430          2,643         1,123           62,918           8,689
              3,531          1,350           229           13,633           1,798
             21,535          1,521        14,922           29,457          20,971
            --                 649        --                  562           2,978
             26,376          3,774         3,079          196,115          17,269
       ------------    -----------     ---------     ------------     -----------
            543,562        273,204        79,222        4,768,245         417,721
            --             --            (21,900)        (201,151)        (37,373)
       ------------    -----------     ---------     ------------     -----------
            543,562        273,204        57,322        4,567,094         380,348
       ------------    -----------     ---------     ------------     -----------
           (312,577)        (6,542)      (16,823)      (4,402,183)       (163,404)
       ------------    -----------     ---------     ------------     -----------
        (10,147,221)    (4,476,104)     (564,237)     (13,078,014)     (7,049,980)
            --            (148,116)       (4,109)         (84,367)       (188,918)
            --             --             --              --              --
         (1,213,212)     3,025,763       (19,778)     (34,626,937)        621,489
            --              (2,543)          589           (9,608)         11,301
            --             --             --              --              --
       ------------    -----------     ---------     ------------     -----------
        (11,360,433)    (1,601,000)     (587,535)     (47,798,926)     (6,606,108)
       ------------    -----------     ---------     ------------     -----------
       $(11,673,010)   $(1,607,542)    $(604,358)    $(52,201,109)    $(6,769,512)
       ============    ===========     =========     ============     ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Period Ended December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              ------------------------------------------------------------
                                                                                              MUNDER         MUNDER
                                                              MUNDER          MUNDER          DIGITAL        INTERNATIONAL
                                                              BALANCED        BIO(TECH)(2)    ECONOMY        EQUITY
                                                              FUND            FUND            FUND           FUND
                                                              ------------------------------------------------------------
Net investment income/(loss)..............................    $    702,704    $  (203,244)    $  (129,767)   $    204,728
Net realized gain/(loss) on investments sold..............      (3,122,743)      (394,899)     (2,117,512)     (6,989,646)
Net change in unrealized appreciation/(depreciation) of
  investments.............................................          48,012     (1,117,968)       (609,299)     (5,505,165)
                                                              ------------    -----------     -----------    ------------
Net increase/(decrease) in net assets resulting from
  operations..............................................      (2,372,027)    (1,716,111)     (2,856,578)    (12,290,083)
Dividends to shareholder from net investment income:
    Class A Shares........................................        (176,107)       --              --               (9,820)
    Class B Shares........................................        (212,965)       --              --                 (989)
    Class C Shares........................................         (97,934)       --              --               (1,208)
    Class II Shares.......................................         --             --              --              --
    Class K Shares........................................        (124,486)       --              --             (144,136)
    Class Y Shares........................................         (98,628)       --              --             (110,718)
Distributions to shareholders from net realized gains:
    Class A Shares........................................         --             --              --              --
    Class B Shares........................................         --             --              --              --
    Class C Shares........................................         --             --              --              --
    Class II Shares.......................................         --             --              --              --
    Class K Shares........................................         --             --              --              --
    Class Y Shares........................................         --             --              --              --
Net increase/(decrease) in net assets from Fund share
  transactions:
    Class A Shares........................................       3,005,307        429,849        (453,836)     (3,350,472)
    Class B Shares........................................       4,019,462        569,524        (927,284)       (207,506)
    Class C Shares........................................      (1,798,703)       --              --           (1,074,147)
    Class II Shares.......................................         --              97,633        (906,234)        --
    Class K Shares........................................      (2,609,145)       (12,533)        --           (6,223,313)
    Class Y Shares........................................         127,281         19,118          (3,934)     (2,138,873)
                                                              ------------    -----------     -----------    ------------
Net increase/(decrease) in net assets.....................        (337,945)      (612,520)     (5,147,866)    (25,551,265)
NET ASSETS
Beginning of period.......................................     120,848,782     18,834,352      16,652,344     142,489,778
                                                              ------------    -----------     -----------    ------------
End of period.............................................    $120,510,837    $18,221,832     $11,504,478    $116,938,513
                                                              ============    ===========     ===========    ============
Undistributed/(Accumulated) net investment
  income/(loss)...........................................    $    (16,410)   $  (216,104)    $  (129,767)   $    (62,143)
                                                              ============    ===========     ===========    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------
    MUNDER         MUNDER          MUNDER          MUNDER
    LARGE-CAP      LARGE-CAP       MICRO-CAP       MIDCAP
    GROWTH         VALUE           EQUITY          SELECT
    FUND           FUND            FUND            FUND
--------------------------------------------------------------
    $   (76,673)   $    220,753    $   (771,187)   $  (103,620)
     (2,208,423)        613,638       5,525,753       (274,819)
        385,038      (4,550,012)     (1,658,201)       (69,765)
    -----------    ------------    ------------    -----------
     (1,900,058)     (3,715,621)      3,096,365       (448,204)
        --               (1,815)        --             --
        --              --              --             --
        --              --              --             --
        --              --              --             --
        --              (20,800)        --             --
        --             (118,137)        --             --
        --             (203,589)        --             --
        --             (356,859)        --             --
        --             (116,053)        --             --
        --              --              --             --
        --           (2,365,351)        --             --
        --           (2,497,070)        --             --
        304,171         822,976      11,358,609        281,657
        419,222       2,097,827         755,730        303,500
        --              682,444         (63,865)       --
       (352,132)        --              --             166,151
        --           (8,819,931)     (1,092,551)       --
        532,667       6,283,969       2,986,308      2,119,653
    -----------    ------------    ------------    -----------
       (996,130)     (8,328,010)     17,040,596      2,422,757
     19,694,078     181,517,956     112,963,262     30,643,479
    -----------    ------------    ------------    -----------
    $18,697,948    $173,189,946    $130,003,858    $33,066,236
    ===========    ============    ============    ===========
    $   (76,673)   $     90,897    $   (771,187)   $  (103,620)
    ===========    ============    ============    ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Period Ended December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              ----------------------------------------------------------
                                                                                              MUNDER
                                                              MUNDER                          REAL ESTATE    MUNDER
                                                              MULTI-SEASON    MUNDER          EQUITY         SMALL-CAP
                                                              GROWTH          POWER PLUS      INVESTMENT     VALUE
                                                              FUND            FUND            FUND           FUND
                                                              ----------------------------------------------------------
Net investment income/(loss)..............................    $   (176,384)   $ (1,238,824)   $ 1,734,342    $   268,461
Net realized gain/(loss) on investments sold..............      (6,150,445)    (12,903,619)     1,231,306      3,058,388
Net change in unrealized appreciation/(depreciation) of
  investments.............................................     (17,118,571)     (9,676,024)    (1,944,848)    (1,636,705)
                                                              ------------    ------------    -----------    -----------
Net increase/(decrease) in net assets resulting from
  operations..............................................     (23,445,400)    (23,818,467)     1,020,800      1,690,144
Dividends to shareholder from net investment income:
    Class A Shares........................................         --              --             (93,140)       (28,182)
    Class B Shares........................................         --              --             (83,294)        (7,018)
    Class C Shares........................................         --              --             (23,184)        (2,198)
    Class II Shares.......................................         --              --             --             --
    Class K Shares........................................         --              --             (51,036)       (26,941)
    Class Y Shares........................................         --              --          (1,453,017)      (184,808)
Distributions to shareholders from net realized gains:
    Class A Shares........................................      (1,615,605)       (341,944)       --            (501,945)
    Class B Shares........................................        (871,968)       (459,468)       --          (1,164,328)
    Class C Shares........................................        (279,464)        --             --            (370,060)
    Class II Shares.......................................         --             (176,267)       --             --
    Class K Shares........................................      (6,448,277)           (376)       --            (474,271)
    Class Y Shares........................................      (5,500,553)        (13,015)       --          (2,424,282)
Net increase/(decrease) in net assets from Fund share
  transactions:
    Class A Shares........................................      (1,324,445)     (5,045,430)       (19,420)     1,670,553
    Class B Shares........................................      (3,453,186)        389,422       (221,184)     7,959,714
    Class C Shares........................................        (893,567)        --              (1,164)     2,276,317
    Class II Shares.......................................         --             (671,125)       --             --
    Class K Shares........................................     (14,625,177)            947        (67,579)    (2,695,749)
    Class Y Shares........................................       1,905,570         156,378     (1,770,427)      (609,584)
                                                              ------------    ------------    -----------    -----------
Net increase/(decrease) in net assets.....................     (56,552,072)    (29,979,345)    (2,762,645)     5,107,362
NET ASSETS
Beginning of period.......................................     436,780,284     164,585,336     58,858,052     82,335,202
                                                              ------------    ------------    -----------    -----------
End of period.............................................    $380,228,212    $134,605,991    $56,095,407    $87,442,564
                                                              ============    ============    ===========    ===========
Undistributed/(Accumulated) net investment
  income/(loss)...........................................    $   (176,384)   $ (1,238,824)   $    30,671    $    95,675
                                                              ============    ============    ===========    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MUNDER
    MUNDER          MUNDER          FRAMLINGTON                    MUNDER
    SMALL           FRAMLINGTON     GLOBAL         MUNDER          FRAMLINGTON
    COMPANY         EMERGING        FINANCIAL      FRAMLINGTON     INTERNATIONAL
    GROWTH          MARKETS         SERVICES       HEALTHCARE      GROWTH
    FUND            FUND            FUND           FUND            FUND
--------------------------------------------------------------------------------
    $   (312,577)   $     (6,542)   $   (16,823)   $ (4,402,183)   $   (163,404)
     (10,147,221)     (4,624,220)      (568,346)    (13,162,381)     (7,238,898)
      (1,213,212)      3,023,220        (19,189)    (34,636,545)        632,790
    ------------    ------------    -----------    ------------    ------------
     (11,673,010)     (1,607,542)      (604,358)    (52,201,109)     (6,769,512)
         --                 (652)       --              --              --
         --              --             --              --              --
         --              --             --              --              --
         --              --             --              --              --
         --               (9,619)       --              --              --
         --              (24,936)       --              --              --
         --              --             --              --              (13,377)
         --              --             --              --              (10,737)
         --              --             --              --               (6,544)
         --              --             --              --              --
         --              --             --              --              (48,587)
         --              --             --              --             (527,427)
        (729,238)        642,623       (176,942)    (12,907,818)       (322,216)
        (337,862)       (132,155)      (171,968)    (11,057,047)       (167,383)
         (13,898)        (66,634)       --           (7,978,361)       (196,356)
         --              --            (151,168)        --              --
      (6,587,965)     (7,612,082)       --              (92,540)     (1,714,641)
      (3,799,132)     (3,590,191)    (2,765,267)       (349,615)     (1,579,077)
    ------------    ------------    -----------    ------------    ------------
     (23,141,105)    (12,401,188)    (3,869,703)    (84,586,490)    (11,355,857)
     108,151,939      42,302,370      6,995,934     524,311,112      58,496,914
    ------------    ------------    -----------    ------------    ------------
    $ 85,010,834    $ 29,901,182    $ 3,126,231    $439,724,622    $ 47,141,057
    ============    ============    ===========    ============    ============
    $   (312,577)   $   (727,032)   $   (20,896)   $ (4,482,840)   $   (560,820)
    ============    ============    ===========    ============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Year Ended June 30, 2001

--------------------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              ------------------------------------------------------------
                                                                                              MUNDER         MUNDER
                                                              MUNDER          MUNDER          DIGITAL        INTERNATIONAL
                                                              BALANCED        BIO(TECH)(2)    ECONOMY        EQUITY
                                                              FUND            FUND(A)         FUND(B)        FUND
                                                              ------------------------------------------------------------
Net investment income/(loss)..............................    $  1,310,015    $  (232,167)    $  (174,534)   $  1,175,814
Net realized gain/(loss) on investments sold..............      (4,289,163)    (1,323,003)     (1,547,975)      5,066,816
Net change in unrealized appreciation/(depreciation) of
  investments.............................................        (270,927)       648,357        (897,031)    (59,894,146)
                                                              ------------    -----------     -----------    ------------
Net increase/(decrease) in net assets resulting from
  operations..............................................      (3,250,075)      (906,813)     (2,619,540)    (53,651,516)
Dividends to shareholder from net investment income:
    Class A Shares........................................        (298,066)       --              --              (70,206)
    Class B Shares........................................        (310,979)       --              --               (9,634)
    Class C Shares........................................        (163,544)       --              --              (11,047)
    Class II Shares.......................................         --             --              --              --
    Class K Shares........................................        (345,835)       --              --             (654,360)
    Class Y Shares........................................        (162,015)       --              --             (524,437)
Distributions to shareholders from net realized gains:
    Class A Shares........................................      (1,417,450)       --              --             (838,892)
    Class B Shares........................................      (2,055,880)       --              --             (331,651)
    Class C Shares........................................      (1,110,296)       --              --             (287,866)
    Class II Shares.......................................         --             --              --              --
    Class K Shares........................................      (2,567,541)       --              --           (7,788,282)
    Class Y Shares........................................        (670,037)       --              --           (5,178,340)
Distributions to shareholders in excess of net realized
  gains:
    Class A Shares........................................        (297,567)       --              --              --
    Class B Shares........................................        (431,593)       --              --              --
    Class C Shares........................................        (233,086)       --              --              --
    Class II Shares.......................................         --             --              --              --
    Class K Shares........................................        (539,007)       --              --              --
    Class Y Shares........................................        (140,662)       --              --              --
Distributions to shareholders from capital:
    Class A Shares........................................         --             --              --              --
    Class B Shares........................................         --             --              --              --
    Class C Shares........................................         --             --              --              --
    Class II Shares.......................................         --             --              --              --
    Class K Shares........................................         --             --              --              --
    Class Y Shares........................................         --             --              --              --
Net increase/(decrease) in net assets from Fund share
  transactions:
    Class A Shares........................................      17,335,271      5,951,862       4,764,696       1,694,052
    Class B Shares........................................      41,626,189      8,216,006       8,008,288         271,712
    Class C Shares........................................      21,433,996        --              --            1,000,667
    Class II Shares.......................................         --           4,196,370       5,735,505         --
    Class K Shares........................................      (2,327,960)        15,010           5,010        (241,573)
    Class Y Shares........................................       6,694,434      1,361,917         758,385      (7,308,125)
                                                              ------------    -----------     -----------    ------------
Net increase/(decrease) in net assets.....................      70,768,297     18,834,352      16,652,344     (73,929,498)
NET ASSETS
Beginning of period.......................................      50,080,485        --              --          216,419,276
                                                              ------------    -----------     -----------    ------------
End of period.............................................    $120,848,782    $18,834,352     $16,652,344    $142,489,778
                                                              ============    ===========     ===========    ============
Undistributed/(Accumulated) net investment
  income/(loss)...........................................    $      1,087    $   (12,860)    $   --         $    --
                                                              ============    ===========     ===========    ============

------------
(a) The Munder Bio(Tech)(2) Fund commenced operations on November 1, 2000.

(b) The Munder Digital Economy Fund commenced operations on September 18, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------
    MUNDER         MUNDER          MUNDER          MUNDER
    LARGE-CAP      LARGE-CAP       MICRO-CAP       MIDCAP
    GROWTH         VALUE           EQUITY          SELECT
    FUND           FUND            FUND            FUND
--------------------------------------------------------------
    $  (129,732)   $  1,117,167    $ (1,890,312)   $  (148,159)
     (2,749,338)      6,488,236      (4,886,717)       386,118
     (3,990,150)     20,359,428      (7,620,902)     1,059,818
    -----------    ------------    ------------    -----------
     (6,869,220)     27,964,831     (14,397,931)     1,297,777
        --              (32,909)        --             --
        --               (5,002)        --             --
        --               (1,851)        --             --
        --              --              --             --
        --             (498,615)        --             --
        --             (601,190)        --             --
        (77,555)       (214,268)     (1,466,675)       (51,731)
        (41,110)       (161,890)     (1,735,381)       (30,830)
        --              (45,035)       (779,269)       --
        (35,414)        --              --             (14,775)
        --           (4,067,360)       (254,501)       --
       (510,503)     (2,868,122)       (787,942)    (1,602,906)
        (67,926)        --              --             (21,120)
        (36,006)        --              --             (12,585)
        --              --              --             --
        (31,017)        --              --              (6,032)
        --              --              --             --
       (447,119)        --              --            (110,664)
        --              --              (12,035)       --
        --              --              (14,240)       --
        --              --               (6,395)       --
        --              --              --             --
        --              --               (2,088)       --
        --              --               (6,466)       --
      2,343,117         974,619       2,978,451      2,386,702
      2,713,283       6,546,336       1,593,523      1,663,900
        --            2,595,419       1,691,995        --
      2,850,123         --              --             846,196
        --          (40,301,639)      1,461,425        --
      6,656,039      (1,612,268)     (6,458,124)    13,275,808
    -----------    ------------    ------------    -----------
      6,446,692     (12,328,944)    (18,195,653)    17,619,740
     13,247,386     193,846,900     131,158,915     13,023,739
    -----------    ------------    ------------    -----------
    $19,694,078    $181,517,956    $112,963,262    $30,643,479
    ===========    ============    ============    ===========
    $   --         $     10,896    $    --         $   --
    ===========    ============    ============    ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Year Ended June 30, 2001
                         (Continued)

--------------------------------------------------------------------------------

                                                             EQUITY FUNDS
                                                             ------------------------------------------------------------
                                                                                              MUNDER
                                                             MUNDER                           REAL ESTATE     MUNDER
                                                             MULTI-SEASON     MUNDER          EQUITY          SMALL-CAP
                                                             GROWTH           POWER PLUS      INVESTMENT      VALUE
                                                             FUND             FUND(A)         FUND            FUND
                                                             ------------------------------------------------------------
Net investment income/(loss).............................    $  (1,379,521)   $   (228,333)   $  2,195,897    $   583,926
Net realized gain/(loss) on investments sold.............       43,034,704         (52,185)        798,666      5,026,963
Net change in unrealized appreciation/(depreciation) of
  investments............................................     (116,925,798)    (18,048,224)      5,200,969     13,747,104
                                                             -------------    ------------    ------------    -----------
Net increase/(decrease) in net assets resulting from
  operations.............................................      (75,270,615)    (18,328,742)      8,195,532     19,357,993
Dividends to shareholders from net investment income:
  Class A Shares.........................................         --               --             (101,137)       (42,140)
  Class B Shares.........................................         --               --              (91,725)        (5,297)
  Class C Shares.........................................         --               --              (21,490)        (2,136)
  Class II Shares........................................         --               --              --             --
  Class K Shares.........................................         --               --              (59,742)       (80,828)
  Class Y Shares.........................................         --               --           (1,921,803)      (401,471)
Distributions to shareholders from net realized gains:
  Class A Shares.........................................       (7,125,386)        --              --             --
  Class B Shares.........................................       (4,094,226)        --              --             --
  Class C Shares.........................................       (1,153,653)        --              --             --
  Class II Shares........................................         --               --              --             --
  Class K Shares.........................................      (28,538,641)        --              --             --
  Class Y Shares.........................................      (23,294,066)        --              --             --
Distributions to shareholders in excess of net realized
  gains:
  Class A Shares.........................................         --               --              --             --
  Class B Shares.........................................         --               --              --             --
  Class C Shares.........................................         --               --              --             --
  Class II Shares........................................         --               --              --             --
  Class K Shares.........................................         --               --              --             --
  Class Y Shares.........................................         --               --              --             --
Distributions to shareholders from capital:
  Class A Shares.........................................         --               --              (44,302)       --
  Class B Shares.........................................         --               --              (50,354)       --
  Class C Shares.........................................         --               --              (11,666)       --
  Class II Shares........................................         --               --              --             --
  Class K Shares.........................................         --               --              (25,483)       --
  Class Y Shares.........................................         --               --             (770,175)       --
Net increase/(decrease) in net assets from Fund share
  transactions:
  Class A Shares.........................................       (1,852,179)     65,767,175        (881,783)     2,953,671
  Class B Shares.........................................       (2,018,916)     81,654,814          18,463     10,279,057
  Class C Shares.........................................          169,994         --              199,681      2,744,074
  Class II Shares........................................         --            33,379,802         --             --
  Class K Shares.........................................      (21,765,683)         68,010         344,169     (8,969,870)
  Class Y Shares.........................................      (41,306,397)      2,044,277     (10,489,717)     1,525,847
                                                             -------------    ------------    ------------    -----------
Net increase/(decrease) in net assets....................     (206,249,768)    164,585,336      (5,711,532)    27,358,900
NET ASSETS
Beginning of period......................................      643,030,052         --           64,569,584     54,976,302
                                                             -------------    ------------    ------------    -----------
End of period............................................    $ 436,780,284    $164,585,336    $ 58,858,052    $82,335,202
                                                             =============    ============    ============    ===========
Undistributed net investment income/(loss)...............    $    --          $    --         $    --         $    76,361
                                                             =============    ============    ============    ===========

------------
(a) The Munder Power Plus Fund commenced operations on March 13, 2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                    MUNDER
    MUNDER          MUNDER          FRAMLINGTON                     MUNDER
    SMALL           FRAMLINGTON     GLOBAL         MUNDER           FRAMLINGTON
    COMPANY         EMERGING        FINANCIAL      FRAMLINGTON      INTERNATIONAL
    GROWTH          MARKETS         SERVICES       HEALTHCARE       GROWTH
    FUND            FUND            FUND           FUND             FUND
---------------------------------------------------------------------------------
    $   (897,963)   $   (269,985)   $    60,438    $  (8,849,333)   $    (66,113)
     (27,932,760)    (18,072,171)      (174,650)      17,522,955      (5,269,533)
     (12,485,260)     (5,486,895)      (365,943)    (104,381,462)    (20,836,970)
    ------------    ------------    -----------    -------------    ------------
     (41,315,983)    (23,829,051)      (480,155)     (95,707,840)    (26,172,616)
         --               (9,761)        (2,638)        --               --
         --              --                (179)        --               --
         --              --             --              --               --
         --              --                 (99)        --               --
         --             (120,955)       --              --               --
         --             (171,322)       (30,306)        --               --
        (371,744)        --             --            (3,958,780)       (226,525)
        (211,643)        --             --            (4,364,139)       (116,685)
         (83,309)        --             --            (2,712,504)        (72,127)
         --              --             --              --               --
      (1,033,702)        --             --               (13,063)       (219,882)
      (2,477,204)        --             --              (271,427)     (5,329,938)
        (355,187)        --             --            (1,399,171)        --
        (202,216)        --             --            (1,685,353)        --
         (79,599)        --             --            (1,012,646)        --
         --              --             --              --               --
        (987,661)        --             --                (5,439)        --
      (2,366,869)        --             --              (114,557)        --
         (89,224)        --              (6,513)        --               --
         (50,798)        --              (1,105)        --               --
         (19,996)        --             --              --               --
         --              --                (922)        --               --
        (248,105)        --             --              --               --
        (594,570)        --             (18,970)        --               --
      (1,177,023)     (1,139,982)     1,405,002      129,602,131         338,082
         647,399        (468,576)     1,728,830      163,770,822          33,291
         169,306        (128,791)       --            70,480,796         142,876
         --              --             944,646         --               --
     (17,120,796)       (300,714)       --               718,349       3,530,198
     (30,043,014)        (47,939)    (1,007,890)      (4,848,560)      5,364,819
    ------------    ------------    -----------    -------------    ------------
     (98,011,938)    (26,217,091)     2,529,701      248,478,619     (22,728,507)
     206,163,877      68,519,461      4,466,233      275,832,493      81,225,421
    ------------    ------------    -----------    -------------    ------------
    $108,151,939    $ 42,302,370    $ 6,995,934    $ 524,311,112    $ 58,496,914
    ============    ============    ===========    =============    ============
    $    --         $   (685,283)   $    (4,073)   $     (80,657)   $   (397,416)
    ============    ============    ===========    =============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                          EQUITY FUNDS
                                                          -----------------------------------------------------------
                                                                                         MUNDER         MUNDER
                                                          MUNDER         MUNDER          DIGITAL        INTERNATIONAL
                                                          BALANCED       BIO(TECH)(2)    ECONOMY        EQUITY
                                                          FUND           FUND            FUND           FUND
                                                          -----------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold....................................................  $ 7,209,519    $  1,238,100    $   462,989    $ 32,308,008
Issued as reinvestment of dividends.....................      136,132         --             --                7,543
Redeemed................................................   (4,340,344)       (808,251)      (916,825)    (35,666,023)
                                                          -----------    ------------    -----------    ------------
Net increase/(decrease).................................  $ 3,005,307    $    429,849    $  (453,836)   $ (3,350,472)
                                                          ===========    ============    ===========    ============
CLASS B SHARES:
Sold....................................................  $11,553,931    $  1,361,265    $   316,822    $    236,308
Issued as reinvestment of dividends.....................      141,670         --             --                  630
Redeemed................................................   (7,676,139)       (791,741)    (1,244,106)       (444,444)
                                                          -----------    ------------    -----------    ------------
Net increase/(decrease).................................  $ 4,019,462    $    569,524    $  (927,284)   $   (207,506)
                                                          ===========    ============    ===========    ============
CLASS C SHARES:
Sold....................................................  $ 3,940,596    $    --         $   --         $  2,487,360
Issued as reinvestment of dividends.....................       62,213         --             --                  417
Redeemed................................................   (5,801,512)        --             --           (3,561,924)
                                                          -----------    ------------    -----------    ------------
Net increase/(decrease).................................  $(1,798,703)   $    --         $   --         $ (1,074,147)
                                                          ===========    ============    ===========    ============
CLASS II SHARES:
Sold....................................................  $   --         $    644,634    $   259,239    $         --
Issued as reinvestment of dividends.....................      --              --             --                   --
Redeemed................................................      --             (547,001)    (1,165,473)             --
                                                          -----------    ------------    -----------    ------------
Net increase/(decrease).................................  $   --         $     97,633    $  (906,234)   $         --
                                                          ===========    ============    ===========    ============
CLASS K SHARES:
Sold....................................................  $ 1,044,044    $      5,000    $   --         $ 12,153,459
Issued as reinvestment of dividends.....................      --              --             --                   75
Redeemed................................................   (3,653,189)        (17,533)       --          (18,376,847)
                                                          -----------    ------------    -----------    ------------
Net decrease............................................  $(2,609,145)   $    (12,533)   $   --         $ (6,223,313)
                                                          ===========    ============    ===========    ============
CLASS Y SHARES:
Sold....................................................  $   505,201    $     47,936    $    57,392    $  3,696,139
Issued as reinvestment of dividends.....................       59,669         --             --                3,734
Redeemed................................................     (437,589)        (28,818)       (61,326)     (5,838,746)
                                                          -----------    ------------    -----------    ------------
Net increase/(decrease).................................  $   127,281    $     19,118    $    (3,934)   $ (2,138,873)
                                                          ===========    ============    ===========    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------------
    MUNDER       MUNDER          MUNDER          MUNDER
    LARGE-CAP    LARGE-CAP       MICRO-CAP       MIDCAP
    GROWTH       VALUE           EQUITY          SELECT
    FUND         FUND            FUND            FUND
------------------------------------------------------------
    $ 653,665    $  2,328,847    $ 26,404,847    $   532,777
       --             164,938         --             --
     (349,494)     (1,670,809)    (15,046,238)      (251,120)
    ---------    ------------    ------------    -----------
    $ 304,171    $    822,976    $ 11,358,609    $   281,657
    =========    ============    ============    ===========
    $ 948,897    $  4,486,022    $  4,465,159    $   611,023
       --             185,755         --             --
     (529,675)     (2,573,950)     (3,709,429)      (307,523)
    ---------    ------------    ------------    -----------
    $ 419,222    $  2,097,827    $    755,730    $   303,500
    =========    ============    ============    ===========
    $  --        $  1,527,671    $  2,381,294    $   --
       --              80,030         --             --
       --            (925,257)     (2,445,159)       --
    ---------    ------------    ------------    -----------
    $  --        $    682,444    $    (63,865)   $   --
    =========    ============    ============    ===========
    $ 242,816    $    --         $    --         $   408,619
       --             --              --             --
     (594,948)        --              --            (242,468)
    ---------    ------------    ------------    -----------
    $(352,132)   $    --         $    --         $   166,151
    =========    ============    ============    ===========
    $  --        $  3,318,413    $     59,505    $   --
       --               1,188         --             --
       --         (12,139,532)     (1,152,056)       --
    ---------    ------------    ------------    -----------
    $  --        $ (8,819,931)   $ (1,092,551)   $   --
    =========    ============    ============    ===========
    $ 638,116    $  8,969,959    $  4,382,487    $ 3,688,957
       --             397,961         --             --
     (105,449)     (3,083,951)     (1,396,179)    (1,569,304)
    ---------    ------------    ------------    -----------
    $ 532,667    $  6,283,969    $  2,986,308    $ 2,119,653
    =========    ============    ============    ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                        EQUITY FUNDS
                                                        -------------------------------------------------------
                                                                                      MUNDER
                                                        MUNDER                        REAL ESTATE   MUNDER
                                                        MULTI-SEASON   MUNDER         EQUITY        SMALL-CAP
                                                        GROWTH         POWER PLUS     INVESTMENT    VALUE
                                                        FUND           FUND           FUND          FUND
                                                        -------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..................................................  $  5,045,707   $  6,699,485   $   562,783   $ 4,963,569
Issued as reinvestment of dividends...................       969,868        253,193        57,673       436,412
Redeemed..............................................    (7,340,020)   (11,998,108)     (639,876)   (3,729,428)
                                                        ------------   ------------   -----------   -----------
Net increase/(decrease)...............................  $ (1,324,445)  $ (5,045,430)  $   (19,420)  $ 1,670,553
                                                        ============   ============   ===========   ===========
CLASS B SHARES:
Sold..................................................  $  2,239,552   $ 10,522,453   $   537,449   $11,391,445
Issued as reinvestment of dividends...................       458,312        264,115        37,251       631,556
Redeemed..............................................    (6,151,050)   (10,397,146)     (795,884)   (4,063,287)
                                                        ------------   ------------   -----------   -----------
Net increase/(decrease)...............................  $ (3,453,186)  $    389,422   $  (221,184)  $ 7,959,714
                                                        ============   ============   ===========   ===========
CLASS C SHARES:
Sold..................................................  $    883,620   $    --        $   274,874   $ 3,226,211
Issued as reinvestment of dividends...................       106,550        --             15,521       198,530
Redeemed..............................................    (1,883,737)       --           (291,559)   (1,148,424)
                                                        ------------   ------------   -----------   -----------
Net increase/(decrease)...............................  $   (893,567)  $    --        $    (1,164)  $ 2,276,317
                                                        ============   ============   ===========   ===========
CLASS II SHARES:
Sold..................................................  $    --        $  4,005,060   $   --        $   --
Issued as reinvestment of dividends...................       --             127,537       --            --
Redeemed..............................................       --          (4,803,722)      --            --
                                                        ------------   ------------   -----------   -----------
Net decrease..........................................  $    --        $   (671,125)  $   --        $   --
                                                        ============   ============   ===========   ===========
CLASS K SHARES:
Sold..................................................  $ 14,005,708   $      5,000   $   175,291   $   196,303
Issued as reinvestment of dividends...................        48,414             31       --                498
Redeemed..............................................   (28,679,299)        (4,084)     (242,870)   (2,892,550)
                                                        ------------   ------------   -----------   -----------
Net increase/(decrease)...............................  $(14,625,177)  $        947   $   (67,579)  $(2,695,749)
                                                        ============   ============   ===========   ===========
CLASS Y SHARES:
Sold..................................................  $ 13,504,255   $    172,712   $ 3,130,000   $ 3,975,052
Issued as reinvestment of dividends...................       558,197         12,855       342,884       703,153
Redeemed..............................................   (12,156,882)       (29,189)   (5,243,311)   (5,287,789)
                                                        ------------   ------------   -----------   -----------
Net increase/(decrease)...............................  $  1,905,570   $    156,378   $(1,770,427)  $  (609,584)
                                                        ============   ============   ===========   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------
                                 MUNDER
    MUNDER        MUNDER         FRAMLINGTON                  MUNDER
    SMALL         FRAMLINGTON    GLOBAL        MUNDER         FRAMLINGTON
    COMPANY       EMERGING       FINANCIAL     FRAMLINGTON    INTERNATIONAL
    GROWTH        MARKETS        SERVICES      HEALTHCARE     GROWTH
    FUND          FUND           FUND          FUND           FUND
---------------------------------------------------------------------------
    $ 3,696,103   $ 12,073,077   $    19,228   $ 29,343,602    $ 7,860,093
        --                 514       --             --              12,082
     (4,425,341)   (11,430,968)     (196,170)   (42,251,420)    (8,194,391)
    -----------   ------------   -----------   ------------    -----------
    $  (729,238)  $    642,623   $  (176,942)  $(12,907,818)   $  (322,216)
    ===========   ============   ===========   ============    ===========
    $   526,052   $    351,789   $   138,708   $ 14,673,804    $    40,121
        --             --            --             --               7,924
       (863,914)      (483,944)     (310,676)   (25,730,851)      (215,428)
    -----------   ------------   -----------   ------------    -----------
    $  (337,862)  $   (132,155)  $  (171,968)  $(11,057,047)   $  (167,383)
    ===========   ============   ===========   ============    ===========
    $   229,375   $    381,050   $   --        $  9,073,266    $   369,407
        --             --            --             --               5,388
       (243,273)      (447,684)      --         (17,051,627)      (571,151)
    -----------   ------------   -----------   ------------    -----------
    $   (13,898)  $    (66,634)  $   --        $ (7,978,361)   $  (196,356)
    ===========   ============   ===========   ============    ===========
    $   --        $    --        $   192,573   $    --         $   --
        --             --            --             --             --
        --             --           (343,741)       --             --
    -----------   ------------   -----------   ------------    -----------
    $   --        $    --        $  (151,168)  $    --         $   --
    ===========   ============   ===========   ============    ===========
    $   850,833   $    227,392   $   --        $     98,177    $   676,325
        --                  --       --             --              10,759
     (7,438,798)    (7,839,474)      --            (190,717)    (2,401,725)
    -----------   ------------   -----------   ------------    -----------
    $(6,587,965)  $ (7,612,082)  $   --        $    (92,540)   $(1,714,641)
    ===========   ============   ===========   ============    ===========
    $ 2,361,167   $  2,328,517   $    24,587   $    106,464    $ 3,876,494
        --               1,675       --             --              69,836
     (6,160,299)    (5,920,383)   (2,789,854)      (456,079)    (5,525,407)
    -----------   ------------   -----------   ------------    -----------
    $(3,799,132)  $ (3,590,191)  $(2,765,267)  $   (349,615)   $(1,579,077)
    ===========   ============   ===========   ============    ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ------------------------------------------------------
                                                                                             MUNDER      MUNDER
                                                                MUNDER       MUNDER          DIGITAL     INTERNATIONAL
                                                                BALANCED     BIO(TECH)(2)    ECONOMY     EQUITY
                                                                FUND         FUND            FUND        FUND
                                                                ------------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................      733,693       197,023        72,111       2,989,487
Issued as reinvestment of dividends.........................       14,408        --             --                785
Redeemed....................................................     (446,816)     (131,767)     (139,973)     (3,282,722)
                                                                ---------      --------      --------     -----------
Net increase/(decrease).....................................      301,285        65,256       (67,862)       (292,450)
                                                                =========      ========      ========     ===========
CLASS B SHARES:
Sold........................................................    1,187,548       218,816        48,966          22,123
Issued as reinvestment of dividends.........................       15,128        --             --                 67
Redeemed....................................................     (801,119)     (137,471)     (198,667)        (41,622)
                                                                ---------      --------      --------     -----------
Net increase/(decrease).....................................      401,557        81,345      (149,701)        (19,432)
                                                                =========      ========      ========     ===========
CLASS C SHARES:
Sold........................................................      404,412        --             --            221,255
Issued as reinvestment of dividends.........................        6,622        --             --                 44
Redeemed....................................................     (599,617)       --             --           (313,633)
                                                                ---------      --------      --------     -----------
Net increase/(decrease).....................................     (188,583)       --             --            (92,334)
                                                                =========      ========      ========     ===========
CLASS II SHARES:
Sold........................................................       --           102,755        39,651         --
Issued as reinvestment of dividends.........................       --            --             --            --
Redeemed....................................................       --           (94,540)     (181,178)        --
                                                                ---------      --------      --------     -----------
Net increase/(decrease).....................................       --             8,215      (141,527)        --
                                                                =========      ========      ========     ===========
CLASS K SHARES:
Sold........................................................      106,772           800         --          1,153,340
Issued as reinvestment of dividends.........................       --            --             --                  8
Redeemed....................................................     (379,016)       (2,784)        --         (1,698,399)
                                                                ---------      --------      --------     -----------
Net decrease................................................     (272,244)       (1,984)        --           (545,051)
                                                                =========      ========      ========     ===========
CLASS Y SHARES:
Sold........................................................       52,795         7,732         8,575         336,511
Issued as reinvestment of dividends.........................        6,349        --             --                386
Redeemed....................................................      (44,346)       (5,150)       (9,222)       (530,619)
                                                                ---------      --------      --------     -----------
Net increase/(decrease).....................................       14,798         2,582          (647)       (193,722)
                                                                =========      ========      ========     ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------
    MUNDER       MUNDER       MUNDER       MUNDER
    LARGE-CAP    LARGE-CAP    MICRO-CAP    MIDCAP
    GROWTH       VALUE        EQUITY       SELECT
    FUND         FUND         FUND         FUND
---------------------------------------------------
      83,747      188,246     1,134,659      39,675
       --          15,032        --           --
     (45,324)    (136,342)     (645,090)    (18,578)
    ---------    --------     ---------    --------
      38,423       66,936       489,569      21,097
    =========    ========     =========    ========
     125,936      368,828       199,066      45,670
       --          17,089        --           --
     (72,753)    (216,044)     (174,418)    (22,612)
    ---------    --------     ---------    --------
      53,183      169,873        24,648      23,058
    =========    ========     =========    ========
       --         126,551       106,466       --
       --           7,362        --           --
       --         (75,989)     (113,896)      --
    ---------    --------     ---------    --------
       --          57,924        (7,430)      --
    =========    ========     =========    ========
      32,231        --           --          29,900
       --           --           --           --
     (79,950)       --           --         (19,766)
    ---------    --------     ---------    --------
     (47,719)       --           --          10,134
    =========    ========     =========    ========
       --         280,590         2,536       --
       --             108        --           --
       --        (999,924)      (53,454)      --
    ---------    --------     ---------    --------
       --        (719,226)      (50,918)      --
    =========    ========     =========    ========
      86,018      752,550       182,088     279,504
       --          36,162        --           --
     (13,761)    (253,867)      (57,921)   (114,025)
    ---------    --------     ---------    --------
      72,257      534,845       124,167     165,479
    =========    ========     =========    ========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ------------------------------------------------------
                                                                                              MUNDER
                                                                MUNDER                        REAL ESTATE    MUNDER
                                                                MULTI-SEASON    MUNDER        EQUITY         SMALL-CAP
                                                                GROWTH          POWER PLUS    INVESTMENT     VALUE
                                                                FUND            FUND          FUND           FUND
                                                                ------------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................        365,482        784,375        43,472       324,204
Issued as reinvestment of dividends.........................         78,659         36,378         4,490        30,623
Redeemed....................................................       (518,794)    (1,490,242)      (49,577)     (249,796)
                                                                ------------    ----------    -----------    ---------
Net increase/(decrease).....................................        (74,653)      (669,489)       (1,615)      105,031
                                                                ============    ==========    ===========    =========
CLASS B SHARES:
Sold........................................................        172,327      1,238,089        41,614       752,073
Issued as reinvestment of dividends.........................         40,280         38,167         2,903        44,888
Redeemed....................................................       (468,454)    (1,288,912)      (61,245)     (281,821)
                                                                ------------    ----------    -----------    ---------
Net increase/(decrease).....................................       (255,847)       (12,656)      (16,728)      515,140
                                                                ============    ==========    ===========    =========
CLASS C SHARES:
Sold........................................................         68,744         --            21,074       214,314
Issued as reinvestment of dividends.........................          9,289         --             1,203        14,101
Redeemed....................................................       (145,087)        --           (22,886)      (78,398)
                                                                ------------    ----------    -----------    ---------
Net increase/(decrease).....................................        (67,054)        --              (609)      150,017
                                                                ============    ==========    ===========    =========
CLASS II SHARES:
Sold........................................................        --             495,028        --            --
Issued as reinvestment of dividends.........................        --              --            --            --
Redeemed....................................................        --            (597,536)       --            --
                                                                ------------    ----------    -----------    ---------
Net decrease................................................        --            (102,508)       --            --
                                                                ============    ==========    ===========    =========
CLASS K SHARES:
Sold........................................................      1,061,391            596        13,330        13,081
Issued as reinvestment of dividends.........................          3,920              4        --                35
Redeemed....................................................     (2,036,572)          (487)      (18,981)     (190,956)
                                                                ------------    ----------    -----------    ---------
Net increase/(decrease).....................................       (971,261)           113        (5,651)     (177,840)
                                                                ============    ==========    ===========    =========
CLASS Y SHARES:
Sold........................................................      1,004,551         19,472       235,236       270,035
Issued as reinvestment of dividends.........................         44,161          1,844        26,663        49,720
Redeemed....................................................       (867,419)        (3,461)     (394,925)     (339,305)
                                                                ------------    ----------    -----------    ---------
Net increase/(decrease).....................................        181,293         17,855      (133,026)      (19,550)
                                                                ============    ==========    ===========    =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------
                               MUNDER
    MUNDER      MUNDER         FRAMLINGTON                   MUNDER
    SMALL       FRAMLINGTON    GLOBAL         MUNDER         FRAMLINGTON
    COMPANY     EMERGING       FINANCIAL      FRAMLINGTON    INTERNATIONAL
    GROWTH      MARKETS        SERVICES       HEALTHCARE     GROWTH
    FUND        FUND           FUND           FUND           FUND
--------------------------------------------------------------------------
     273,635     1,515,256          1,978      1,357,915        892,206
       --               80         --             --              1,510
    (341,072)   (1,425,119)       (20,293)    (2,015,295)      (917,896)
    --------    ----------     -----------    ----------       --------
     (67,437)       90,217        (18,315)      (657,380)       (24,180)
    ========    ==========     ===========    ==========       ========
      44,743        44,698         14,185        703,485          4,533
       --           --             --             --              1,019
     (74,626)      (62,775)       (32,662)    (1,261,245)       (24,742)
    --------    ----------     -----------    ----------       --------
     (29,883)      (18,077)       (18,477)      (557,760)       (19,190)
    ========    ==========     ===========    ==========       ========
      20,311        53,256         --            434,441         44,077
       --           --             --             --                692
     (21,295)      (62,372)        --           (831,596)       (66,095)
    --------    ----------     -----------    ----------       --------
        (984)       (9,116)        --           (397,155)       (21,326)
    ========    ==========     ===========    ==========       ========
       --           --             18,661         --             --
       --           --             --             --             --
       --           --            (33,958)        --             --
    --------    ----------     -----------    ----------       --------
       --           --            (15,297)        --             --
    ========    ==========     ===========    ==========       ========
      66,484         9,550         --              4,630         71,750
       --           --             --             --              1,348
    (579,557)     (996,065)        --             (8,853)      (271,828)
    --------    ----------     -----------    ----------       --------
    (513,073)     (986,515)        --             (4,223)      (198,730)
    ========    ==========     ===========    ==========       ========
     197,225       311,513          2,521          5,005        452,426
       --              263         --             --              8,686
    (498,392)     (760,578)      (291,503)       (20,710)      (616,430)
    --------    ----------     -----------    ----------       --------
    (301,167)     (448,802)      (288,982)       (15,705)      (155,318)
    ========    ==========     ===========    ==========       ========

                       See Notes to Financial Statements.

The Munder Funds
        Statement of Changes -- Capital Stock Activity, Period Ended June 30,
        2001

--------------------------------------------------------------------------------

                                                         EQUITY FUNDS
                                                         ------------------------------------------------------------
                                                                                         MUNDER         MUNDER
                                                         MUNDER          MUNDER          DIGITAL        INTERNATIONAL
                                                         BALANCED        BIO(TECH)(2)    ECONOMY        EQUITY
                                                         FUND            FUND(A)         FUND(B)        FUND
                                                         ------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold.................................................    $ 30,411,979    $ 7,279,208     $ 6,632,250    $ 163,773,521
Issued as reinvestment of dividends..................       1,662,086        --              --               525,423
Redeemed.............................................     (14,738,794)    (1,327,346)     (1,867,554)    (162,604,892)
                                                         ------------    -----------     -----------    -------------
Net increase.........................................    $ 17,335,271    $ 5,951,862     $ 4,764,696    $   1,694,052
                                                         ============    ===========     ===========    =============
CLASS B SHARES:
Sold.................................................    $ 48,792,972    $ 9,231,063     $ 9,389,942    $   9,990,495
Issued as reinvestment of dividends..................       2,009,762        --              --               250,149
Redeemed.............................................      (9,176,545)    (1,015,057)     (1,381,654)      (9,968,932)
                                                         ------------    -----------     -----------    -------------
Net increase.........................................    $ 41,626,189    $ 8,216,006     $ 8,008,288    $     271,712
                                                         ============    ===========     ===========    =============
CLASS C SHARES:
Sold.................................................    $ 27,099,135    $   --          $   --         $  15,913,292
Issued as reinvestment of dividends..................         957,264        --              --                89,217
Redeemed.............................................      (6,622,403)       --              --           (15,001,842)
                                                         ------------    -----------     -----------    -------------
Net increase.........................................    $ 21,433,996    $   --          $   --         $   1,000,667
                                                         ============    ===========     ===========    =============
CLASS II SHARES:
Sold.................................................    $    --         $ 5,034,282     $ 7,169,199    $    --
Issued as reinvestment of dividends..................         --             --              --              --
Redeemed.............................................         --            (837,912)     (1,433,694)        --
                                                         ------------    -----------     -----------    -------------
Net increase.........................................    $    --         $ 4,196,370     $ 5,735,505    $    --
                                                         ============    ===========     ===========    =============
CLASS K SHARES:
Sold.................................................    $  5,991,661    $    15,010     $     5,010    $  24,209,009
Issued as reinvestment of dividends..................           7,131        --              --                 2,139
Redeemed.............................................      (8,326,752)       --              --           (24,452,721)
                                                         ------------    -----------     -----------    -------------
Net increase/(decrease)..............................    $ (2,327,960)   $    15,010     $     5,010    $    (241,573)
                                                         ============    ===========     ===========    =============
CLASS Y SHARES:
Sold.................................................    $  9,126,434    $ 1,374,251     $   803,977    $   8,321,507
Issued as reinvestment of dividends..................         133,034        --              --               295,196
Redeemed.............................................      (2,565,034)       (12,334)        (45,592)     (15,924,828)
                                                         ------------    -----------     -----------    -------------
Net increase/(decrease)..............................    $  6,694,434    $ 1,361,917     $   758,385    $  (7,308,125)
                                                         ============    ===========     ===========    =============

------------
(a) The Munder Bio(Tech)(2) Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on November 1, 2000.

(b) The Munder Digital Economy Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on September 18, 2000.

(c) The Munder Large-Cap Growth Fund Class B Shares and Class II Shares commenced operations on July 11, 2000, and July 10, 2000, respectively.

(d) The Munder MidCap Select Fund Class B Shares and Class II Shares commenced operations on July 5, 2000 and July 14, 2000, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------
    MUNDER         MUNDER          MUNDER          MUNDER
    LARGE-CAP      LARGE-CAP       MICRO-CAP       MIDCAP
    GROWTH         VALUE           EQUITY          SELECT
    FUND(C)        FUND            FUND            FUND(D)
--------------------------------------------------------------
    $ 3,942,764    $  7,896,180    $ 46,640,956    $ 3,098,815
        126,578         175,671       1,073,739         65,866
     (1,726,225)     (7,097,232)    (44,736,244)      (777,979)
    -----------    ------------    ------------    -----------
    $ 2,343,117    $    974,619    $  2,978,451    $ 2,386,702
    ===========    ============    ============    ===========
    $ 3,342,637    $ 10,002,038    $ 13,319,889    $ 2,057,929
         58,925         106,723         929,786         28,705
       (688,279)     (3,562,425)    (12,656,152)      (422,734)
    -----------    ------------    ------------    -----------
    $ 2,713,283    $  6,546,336    $  1,593,523    $ 1,663,900
    ===========    ============    ============    ===========
    $   --         $  4,077,645    $  6,919,036    $   --
        --               30,294         389,184        --
        --           (1,512,520)     (5,616,225)       --
    -----------    ------------    ------------    -----------
    $   --         $  2,595,419    $  1,691,995    $   --
    ===========    ============    ============    ===========
    $ 4,079,993    $    --         $    --         $ 1,079,848
         32,175         --              --             --
     (1,262,045)        --              --            (233,652)
    -----------    ------------    ------------    -----------
    $ 2,850,123    $    --         $    --         $   846,196
    ===========    ============    ============    ===========
    $   --         $  9,907,704    $  2,376,871    $   --
        --                1,181          10,400        --
        --          (50,210,524)       (925,846)       --
    -----------    ------------    ------------    -----------
    $   --         $(40,301,639)   $  1,461,425    $   --
    ===========    ============    ============    ===========
    $ 8,036,437    $ 13,519,247    $  2,494,533    $16,035,159
        867,697         443,989         487,024        748,722
     (2,248,095)    (15,575,504)     (9,439,681)    (3,508,073)
    -----------    ------------    ------------    -----------
    $ 6,656,039    $ (1,612,268)   $ (6,458,124)   $13,275,808
    ===========    ============    ============    ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statement of Changes -- Capital Stock Activity, Period Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

                                                         EQUITY FUNDS
                                                         ----------------------------------------------------------
                                                                                        MUNDER
                                                         MUNDER                         REAL ESTATE     MUNDER
                                                         MULTI-SEASON    MUNDER         EQUITY          SMALL-CAP
                                                         GROWTH          POWER PLUS     INVESTMENT      VALUE
                                                         FUND            FUND(A)        FUND            FUND
                                                         ----------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold.................................................    $ 62,171,886    $68,547,569    $  4,539,616    $ 6,574,733
Issued as reinvestment of dividends..................       4,235,238        --               85,342         34,026
Redeemed.............................................     (68,259,303)    (2,780,394)     (5,506,741)    (3,655,088)
                                                         ------------    -----------    ------------    -----------
Net increase/(decrease)..............................    $ (1,852,179)   $65,767,175    $   (881,783)   $ 2,953,671
                                                         ============    ===========    ============    ===========
CLASS B SHARES:
Sold.................................................    $  6,780,271    $83,393,824    $  2,361,799    $13,283,256
Issued as reinvestment of dividends..................       1,918,893        --               47,622          2,633
Redeemed.............................................     (10,718,080)    (1,739,010)     (2,390,958)    (3,006,832)
                                                         ------------    -----------    ------------    -----------
Net increase/(decrease)..............................    $ (2,018,916)   $81,654,814    $     18,463    $10,279,057
                                                         ============    ===========    ============    ===========
CLASS C SHARES:
Sold.................................................    $  5,431,041    $   --         $    684,572    $ 3,789,689
Issued as reinvestment of dividends..................         262,631        --               19,759            859
Redeemed.............................................      (5,523,678)       --             (504,650)    (1,046,474)
                                                         ------------    -----------    ------------    -----------
Net increase/(decrease)..............................    $    169,994    $   --         $    199,681    $ 2,744,074
                                                         ============    ===========    ============    ===========
CLASS II SHARES:
Sold.................................................    $    --         $34,100,635    $    --         $   --
Issued as reinvestment of dividends..................         --             --              --             --
Redeemed.............................................         --            (720,833)        --             --
                                                         ------------    -----------    ------------    -----------
Net increase.........................................    $    --         $33,379,802    $    --         $   --
                                                         ============    ===========    ============    ===========
CLASS K SHARES:
Sold.................................................    $ 50,887,852    $    68,010    $    730,365    $   640,739
Issued as reinvestment of dividends..................         193,580        --              --                  13
Redeemed.............................................     (72,847,115)       --             (386,196)    (9,610,622)
                                                         ------------    -----------    ------------    -----------
Net increase/(decrease)..............................    $(21,765,683)   $    68,010    $    344,169    $(8,969,870)
                                                         ============    ===========    ============    ===========
CLASS Y SHARES:
Sold.................................................    $ 44,655,627    $ 2,054,661    $  4,261,827    $11,134,463
Issued as reinvestment of dividends..................       1,210,652        --              597,452        101,078
Redeemed.............................................     (87,172,676)       (10,384)    (15,348,996)    (9,709,694)
                                                         ------------    -----------    ------------    -----------
Net increase/(decrease)..............................    $(41,306,397)   $ 2,044,277    $(10,489,717)   $ 1,525,847
                                                         ============    ===========    ============    ===========

------------
(a) The Munder Power Plus Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on March 13, 2001.

(b) The Munder Framlington Global Financial Services Fund Class B Shares and Class II Shares commenced operations on July 7, 2000 and July 20, 2000, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                    MUNDER
    MUNDER          MUNDER          FRAMLINGTON                     MUNDER
    SMALL           FRAMLINGTON     GLOBAL         MUNDER           FRAMLINGTON
    COMPANY         EMERGING        FINANCIAL      FRAMLINGTON      INTERNATIONAL
    GROWTH          MARKETS         SERVICES       HEALTHCARE       GROWTH
    FUND            FUND            FUND(B)        FUND             FUND
---------------------------------------------------------------------------------
    $ 77,423,947    $ 26,818,432    $ 2,144,493    $ 251,594,547    $ 77,956,455
         548,523           8,214          7,734        3,896,189         111,039
     (79,149,493)    (27,966,628)      (747,225)    (125,888,605)    (77,729,412)
    ------------    ------------    -----------    -------------    ------------
    $ (1,177,023)   $ (1,139,982)   $ 1,405,002    $ 129,602,131    $    338,082
    ============    ============    ===========    =============    ============
    $  3,342,489    $  1,161,888    $ 2,532,850    $ 218,643,896    $    484,426
         171,660         --               1,093        3,952,999          83,258
      (2,866,750)     (1,630,464)      (805,113)     (58,826,073)       (534,393)
    ------------    ------------    -----------    -------------    ------------
    $    647,399    $   (468,576)   $ 1,728,830    $ 163,770,822    $     33,291
    ============    ============    ===========    =============    ============
    $  1,275,652    $    971,950    $   --         $ 122,062,335    $  5,936,104
          68,847         --             --             2,364,873          62,092
      (1,175,193)     (1,100,741)       --           (53,946,412)     (5,855,320)
    ------------    ------------    -----------    -------------    ------------
    $    169,306    $   (128,791)   $   --         $  70,480,796    $    142,876
    ============    ============    ===========    =============    ============
    $    --         $    --         $ 1,305,684    $    --          $    --
         --              --                 780         --               --
         --              --            (361,818)        --               --
    ------------    ------------    -----------    -------------    ------------
    $    --         $    --         $   944,646    $    --          $    --
    ============    ============    ===========    =============    ============
    $  5,171,991    $ 12,127,406    $   --         $     956,430    $  4,436,991
           1,346              46        --                 2,925         --
     (22,294,133)    (12,428,166)       --              (241,006)       (906,793)
    ------------    ------------    -----------    -------------    ------------
    $(17,120,796)   $   (300,714)   $   --         $     718,349    $  3,530,198
    ============    ============    ===========    =============    ============
    $ 10,458,032    $  6,809,055    $ 1,153,646    $   2,020,310    $ 15,299,863
         580,994          49,334         48,580          123,593       1,058,512
     (41,082,040)     (6,906,328)    (2,210,116)      (6,992,463)    (10,993,556)
    ------------    ------------    -----------    -------------    ------------
    $(30,043,014)   $    (47,939)   $(1,007,890)   $  (4,848,560)   $  5,364,819
    ============    ============    ===========    =============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statement of Changes -- Capital Stock Activity, Period Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                --------------------------------------------------------
                                                                                              MUNDER       MUNDER
                                                                MUNDER        MUNDER          DIGITAL      INTERNATIONAL
                                                                BALANCED      BIO(TECH)(2)    ECONOMY      EQUITY
                                                                FUND          FUND(A)         FUND(B)      FUND
                                                                --------------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................     2,789,610        922,562       742,385      10,768,627
Issued as reinvestment of dividends.........................       151,528        --             --              35,361
Redeemed....................................................    (1,443,024)      (199,077)     (223,395)    (10,691,716)
                                                                ----------      ---------     ---------     -----------
Net increase................................................     1,498,114        723,485       518,990         112,272
                                                                ==========      =========     =========     ===========
CLASS B SHARES:
Sold........................................................     4,559,141      1,193,035     1,079,477         650,979
Issued as reinvestment of dividends.........................       184,533        --             --              16,735
Redeemed....................................................      (878,696)      (153,619)     (174,554)       (663,385)
                                                                ----------      ---------     ---------     -----------
Net increase................................................     3,864,978      1,039,416       904,923           4,329
                                                                ==========      =========     =========     ===========
CLASS C SHARES:
Sold........................................................     2,506,992        --             --           1,189,214
Issued as reinvestment of dividends.........................        87,575        --             --               6,060
Redeemed....................................................      (630,909)       --             --          (1,126,514)
                                                                ----------      ---------     ---------     -----------
Net increase................................................     1,963,658        --             --              68,760
                                                                ==========      =========     =========     ===========
CLASS II SHARES:
Sold........................................................        --            632,479       818,755         --
Issued as reinvestment of dividends.........................        --            --             --             --
Redeemed....................................................        --           (115,744)     (175,846)        --
                                                                ----------      ---------     ---------     -----------
Net increase................................................        --            516,735       642,909         --
                                                                ==========      =========     =========     ===========
CLASS K SHARES:
Sold........................................................       549,154          2,785           687       1,718,491
Issued as reinvestment of dividends.........................           679        --             --                 169
Redeemed....................................................      (763,453)       --             --          (1,661,226)
                                                                ----------      ---------     ---------     -----------
Net increase/(decrease).....................................      (213,620)         2,785           687          57,434
                                                                ==========      =========     =========     ===========
CLASS Y SHARES:
Sold........................................................       847,325        237,712        84,631         562,019
Issued as reinvestment of dividends.........................        12,652        --             --              19,734
Redeemed....................................................      (246,389)        (1,688)       (5,733)     (1,081,706)
                                                                ----------      ---------     ---------     -----------
Net increase/(decrease).....................................       613,588        236,024        78,898        (499,953)
                                                                ==========      =========     =========     ===========

------------
(a) The Munder Bio(Tech)(2) Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on November 1, 2000.

(b) The Munder Digital Economy Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on September 18, 2000.

(c) The Munder Large-Cap Growth Fund Class B Shares and Class II Shares commenced operations on July 11, 2000, and July 10, 2000, respectively.

(d) The Munder MidCap Select Fund Class B Shares and Class II Shares commenced operations on July 5, 2000 and July 14, 2000, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------
    MUNDER       MUNDER        MUNDER        MUNDER
    LARGE-CAP    LARGE-CAP     MICRO-CAP     MIDCAP
    GROWTH       VALUE         EQUITY        SELECT
    FUND(C)      FUND          FUND          FUND(D)
------------------------------------------------------
     314,972        633,756     1,821,458      211,846
      10,863         14,328        41,558        4,557
    (185,205)      (571,279)   (1,771,475)     (56,212)
    ---------    ----------    ----------    ---------
     140,630         76,805        91,541      160,191
    =========    ==========    ==========    =========
     289,921        774,509       542,594      141,371
       4,953          8,770        37,055        1,997
     (69,946)      (278,349)     (567,727)     (29,324)
    ---------    ----------    ----------    ---------
     224,928        504,930        11,922      114,044
    =========    ==========    ==========    =========
       --           316,154       288,353       --
       --             2,488        15,498       --
       --          (118,002)     (252,711)      --
    ---------    ----------    ----------    ---------
       --           200,640        51,140       --
    =========    ==========    ==========    =========
     360,790         --            --           74,436
       2,973         --            --           --
    (123,420)        --            --          (16,768)
    ---------    ----------    ----------    ---------
     240,343         --            --           57,668
    =========    ==========    ==========    =========
       --           773,329        92,376       --
       --                96           402       --
       --        (3,916,347)      (38,640)      --
    ---------    ----------    ----------    ---------
       --        (3,142,922)       54,138       --
    =========    ==========    ==========    =========
     865,004      1,064,302        98,482    1,109,607
      70,890         36,122        18,693       51,065
    (203,077)    (1,213,684)     (412,068)    (241,319)
    ---------    ----------    ----------    ---------
     732,817       (113,260)     (294,893)     919,353
    =========    ==========    ==========    =========

                       See Notes to Financial Statements.

The Munder Funds
        Statement of Changes -- Capital Stock Activity, Period Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ------------------------------------------------------
                                                                                              MUNDER
                                                                MUNDER                        REAL ESTATE    MUNDER
                                                                MULTI-SEASON    MUNDER        EQUITY         SMALL-CAP
                                                                GROWTH          POWER PLUS    INVESTMENT     VALUE
                                                                FUND            FUND(A)       FUND           FUND
                                                                ------------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................      3,068,520     6,254,282        362,560      451,634
Issued as reinvestment of dividends.........................        230,044        --              6,854        2,368
Redeemed....................................................     (3,407,858)     (257,394)      (439,345)    (259,518)
                                                                ------------    ---------     ----------     --------
Net increase/(decrease).....................................       (109,294)    5,996,888        (69,931)     194,484
                                                                ============    =========     ==========     ========
CLASS B SHARES:
Sold........................................................        409,429     7,634,311        188,091      914,599
Issued as reinvestment of dividends                                 111,619        --              3,836          193
Redeemed....................................................       (624,243)     (165,454)      (193,190)    (214,709)
                                                                ------------    ---------     ----------     --------
Net increase/(decrease).....................................       (103,195)    7,468,857         (1,263)     700,083
                                                                ============    =========     ==========     ========
CLASS C SHARES:
Sold........................................................        319,372        --             54,834      263,390
Issued as reinvestment of dividends.........................         15,220        --              1,584           64
Redeemed....................................................       (326,747)       --            (40,693)     (74,887)
                                                                ------------    ---------     ----------     --------
Net increase/(decrease).....................................          7,845        --             15,725      188,567
                                                                ============    =========     ==========     ========
CLASS II SHARES:
Sold........................................................        --          3,109,459         --            --
Issued as reinvestment of dividends.........................        --             --             --            --
Redeemed....................................................        --            (67,496)        --            --
                                                                ------------    ---------     ----------     --------
Net increase................................................        --          3,041,963         --            --
                                                                ============    =========     ==========     ========
CLASS K SHARES:
Sold........................................................      2,892,357         6,317         57,859       46,447
Issued as reinvestment of dividends.........................         10,492        --             --                1
Redeemed....................................................     (3,989,089)       --            (30,196)    (736,139)
                                                                ------------    ---------     ----------     --------
Net increase/(decrease).....................................     (1,086,240)        6,317         27,663     (689,691)
                                                                ============    =========     ==========     ========
CLASS Y SHARES:
Sold........................................................      2,508,096       207,598        344,175      816,915
Issued as reinvestment of dividends.........................         64,549        --             47,990        7,102
Redeemed....................................................     (4,528,630)         (985)    (1,237,892)    (706,392)
                                                                ------------    ---------     ----------     --------
Net increase/(decrease).....................................     (1,955,985)      206,613       (845,727)     117,625
                                                                ============    =========     ==========     ========

------------
(a) The Munder Power Plus Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on March 13, 2001.

(b) The Munder Framlington Global Financial Services Fund Class B Shares and Class II Shares commenced operations on July 7, 2000 and July 20, 2000, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                 MUNDER
    MUNDER        MUNDER         FRAMLINGTON                   MUNDER
    SMALL         FRAMLINGTON    GLOBAL         MUNDER         FRAMLINGTON
    COMPANY       EMERGING       FINANCIAL      FRAMLINGTON    INTERNATIONAL
    GROWTH        MARKETS        SERVICES       HEALTHCARE     GROWTH
    FUND          FUND           FUND(B)        FUND           FUND
----------------------------------------------------------------------------
     4,061,344     2,666,509        190,433      8,428,101         6,184,506
        32,602           784            685        136,534             8,344
    (4,174,029)   (2,756,465)       (72,653)    (4,749,510)       (6,149,911)
    ----------    ----------     -----------    -----------    -------------
       (80,083)      (89,172)       118,465      3,815,125            42,939
    ==========    ==========     ===========    ===========    =============
       214,228       119,546        224,721      7,632,822            37,552
        11,125        --                 96        142,460             6,401
      (196,260)     (171,851)       (74,522)    (2,344,057)          (43,709)
    ----------    ----------     -----------    -----------    -------------
        29,093       (52,305)       150,295      5,431,225               244
    ==========    ==========     ===========    ===========    =============
        81,048       115,209         --          4,222,777           479,273
         4,438        --             --             85,210             4,757
       (76,808)     (127,655)        --         (2,110,563)         (467,268)
    ----------    ----------     -----------    -----------    -------------
         8,678       (12,446)        --          2,197,424            16,762
    ==========    ==========     ===========    ===========    =============
        --            --            115,642         --              --
        --            --                 69         --              --
        --            --            (33,298)        --              --
    ----------    ----------     -----------    -----------    -------------
        --            --             82,413         --              --
    ==========    ==========     ===========    ===========    =============
       308,560     1,259,286         --             34,792           368,690
            83             4         --                103          --
    (1,359,401)   (1,392,410)        --             (9,435)          (79,884)
    ----------    ----------     -----------    -----------    -------------
    (1,050,758)     (133,120)        --             25,460           288,806
    ==========    ==========     ===========    ===========    =============
       637,196       638,853        102,424         69,131         1,222,799
        34,199         4,757          4,310          4,191            79,432
    (2,585,818)     (812,109)      (213,123)      (256,243)         (970,050)
    ----------    ----------     -----------    -----------    -------------
    (1,914,423)     (168,499)      (106,389)      (182,921)          332,181
    ==========    ==========     ===========    ===========    =============

                       See Notes to Financial Statements.

Munder Balanced Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                A SHARES
                                       ------------------------------------------------------------------------------------------
                                       PERIOD ENDED      YEAR             YEAR            YEAR            YEAR         YEAR
                                       12/31/01          ENDED            ENDED           ENDED           ENDED        ENDED
                                       (UNAUDITED)       6/30/01(C)       6/30/00(C)      6/30/99(C)      6/30/98      6/30/97(C)
                                       ------------------------------------------------------------------------------------------
Net asset value, beginning of
  period...........................      $ 10.25          $ 12.13           $12.96          $13.48        $13.01         $12.35
                                         -------          -------           ------          ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............         0.08(f)          0.19             0.15            0.21          0.30           0.29
Net realized and unrealized
  gain/(loss) on investments.......        (0.24)           (0.26)            2.40            1.02          1.66           1.30
                                         -------          -------           ------          ------        ------         ------
Total from investment operations...        (0.16)           (0.07)            2.55            1.23          1.96           1.59
                                         -------          -------           ------          ------        ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income...........................        (0.08)           (0.18)           (0.13)          (0.23)        (0.32)         (0.27)
Distributions in excess of net
  investment income................       --                --               (0.02)          --             --            --
Distributions from net realized
  gains............................       --                (1.35)           (3.23)          (1.52)        (1.17)         (0.66)
Distributions in excess of net
  realized gains...................       --                (0.28)           --              --             --            --
                                         -------          -------           ------          ------        ------         ------
Total distributions................        (0.08)           (1.81)           (3.38)          (1.75)        (1.49)         (0.93)
                                         -------          -------           ------          ------        ------         ------
Net asset value, end of period.....      $ 10.01          $ 10.25           $12.13          $12.96        $13.48         $13.01
                                         =======          =======           ======          ======        ======         ======
TOTAL RETURN(B)....................        (1.50)%          (1.23)%          27.17%          10.76%        15.93%         13.63%
                                         =======          =======           ======          ======        ======         ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)...........................      $23,141          $20,621           $6,229          $1,572        $  844         $  382
Ratio of operating expenses to
  average net assets...............         1.42%(d)         1.31%            1.26%           1.22%         1.17%          1.22%
Ratio of net investment income to
  average net assets...............         1.63%(d)(f)      1.80%            1.33%           1.73%         2.41%          2.30%
Portfolio turnover rate............           38%             165%             176%            116%           79%           125%
Ratio of operating expenses to
  average net assets without
  expense reimbursed...............         1.42%(d)         1.31%            1.26%           1.22%         1.17%          1.22%

------------
(a) The Munder Balanced Fund Class A Shares and Class B Shares commenced operations on April 30, 1993 and June 21, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $0.01 per share.

(f) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share and the ratio of net investment income to average net assets would have been the same as listed above for both Class A Shares and Class B Shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                            B SHARES
------------------------------------------------------------------------------------------------
    PERIOD ENDED        YEAR            YEAR            YEAR            YEAR          YEAR
    12/31/01            ENDED           ENDED           ENDED           ENDED         ENDED
    (UNAUDITED)         6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98       6/30/97(C)
------------------------------------------------------------------------------------------------
    $  10.16             $ 12.08          $12.92          $13.44        $12.97          $12.33
    --------------       -------          ------          ------        ------          ------
        0.04(f)             0.11            0.07            0.12          0.21            0.19
      (0.24)              (0.30)            2.38            1.01          1.64            1.30
    --------------       -------          ------          ------        ------          ------
      (0.20)              (0.19)            2.45            1.13          1.85            1.49
    --------------       -------          ------          ------        ------          ------
      (0.04)              (0.10)           (0.06)          (0.13)        (0.21)          (0.19)
       --                  --              (0.00)(e)       --             --             --
       --                 (1.35)           (3.23)          (1.52)        (1.17)          (0.66)
       --                 (0.28)           --              --             --             --
    --------------       -------          ------          ------        ------          ------
      (0.04)              (1.73)           (3.29)          (1.65)        (1.38)          (0.85)
    --------------       -------          ------          ------        ------          ------
    $   9.92             $ 10.16          $12.08          $12.92        $13.44          $12.97
    ==============       =======          ======          ======        ======          ======
      (1.90)%             (2.30)%          26.22%           9.96%        15.11%          12.73%
    ==============       =======          ======          ======        ======          ======
    $ 50,178             $47,329          $9,582          $1,829        $  647          $  199
        2.17%(d)            2.06%           2.01%           1.97%         1.92%           1.97%
        0.88%(d)(f)         1.05%           0.58%           0.94%         1.66%           1.55%
          38%                165%            176%            116%           79%            125%
        2.17%(d)            2.06%           2.01%           1.97%         1.92%           1.97%

                       See Notes to Financial Statements.

Munder Balanced Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                              C SHARES
                                           ------------------------------------------------------------------------------
                                           PERIOD ENDED      YEAR          YEAR         YEAR         YEAR      YEAR
                                           12/31/01          ENDED         ENDED        ENDED        ENDED     ENDED
                                           (UNAUDITED)       6/30/01(C)    6/30/00(C)   6/30/99(C)   6/30/98   6/30/97(C)
                                           ------------------------------------------------------------------------------
Net asset value, beginning of period...      $ 10.20          $ 12.12        $12.95       $13.45     $12.99      $12.35
                                             -------          -------        ------       ------     -------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................         0.04(e)          0.11          0.07         0.12       0.22        0.18
Net realized and unrealized gain/(loss)
  on investments.......................        (0.24)           (0.30)         2.39         1.03       1.62        1.32
                                             -------          -------        ------       ------     -------     ------
Total from investment operations.......        (0.20)           (0.19)         2.46         1.15       1.84        1.50
                                             -------          -------        ------       ------     -------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income...        (0.04)           (0.10)        (0.05)       (0.13)     (0.21)      (0.20)
Distributions in excess of net
  investment income....................       --                --            (0.01)       --          --         --
Distributions from net realized
  gains................................       --                (1.35)        (3.23)       (1.52)     (1.17)      (0.66)
Distributions from net realized
  gains................................       --                (0.28)        --           --          --         --
                                             -------          -------        ------       ------     -------     ------
Total distributions....................        (0.04)           (1.73)        (3.29)       (1.65)     (1.38)      (0.86)
                                             -------          -------        ------       ------     -------     ------
Net asset value, end of period.........      $  9.96          $ 10.20        $12.12       $12.95     $13.45      $12.99
                                             =======          =======        ======       ======     =======     ======
TOTAL RETURN(B)........................        (1.89)%          (2.38)%       26.33%       10.11%     15.00%      12.84%
                                             =======          =======        ======       ======     =======     ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...      $21,903          $24,364        $5,145       $  360     $  115      $   73
Ratio of operating expenses to average
  net assets...........................         2.17%(d)         2.06%         2.01%        1.97%      1.92%       1.97%
Ratio of net investment income to
  average net assets...................         0.88%(d)(e)      1.05%         0.58%        0.94%      1.66%       1.55%
Portfolio turnover rate................           38%             165%          176%         116%        79%        125%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed...........................         2.17%(d)         2.06%         2.01%        1.97%      1.92%       1.97%

------------
(a) The Munder Balanced Fund Class C Shares and Class Y Shares commenced operations on January 24, 1996 and April 13, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share and the ratio of net investment income to average net assets would have been the same as listed above for both Class C Shares and Class Y Shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                            Y SHARES
------------------------------------------------------------------------------------------------
    PERIOD ENDED        YEAR            YEAR            YEAR            YEAR          YEAR
    12/31/01            ENDED           ENDED           ENDED           ENDED         ENDED
    (UNAUDITED)         6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98       6/30/97(C)
------------------------------------------------------------------------------------------------
    $ 10.20             $   12.14       $  12.98         $  13.48       $ 13.01       $    12.35
    --------------      ---------       ----------       --------       --------      ----------
       0.09(e)               0.22           0.18             0.26          0.37             0.31
      (0.25)                (0.32)          2.39             1.02          1.62             1.31
    --------------      ---------       ----------       --------       --------      ----------
      (0.16)                (0.10)          2.57             1.28          1.99             1.62
    --------------      ---------       ----------       --------       --------      ----------
      (0.09)                (0.21)         (0.18)           (0.26)        (0.35)           (0.30)
      --                   --              --              --             --              --
      --                    (1.35)         (3.23)           (1.52)        (1.17)           (0.66)
      --                    (0.28)         --              --             --              --
    --------------      ---------       ----------       --------       --------      ----------
      (0.09)                (1.84)         (3.41)           (1.78)        (1.52)           (0.96)
    --------------      ---------       ----------       --------       --------      ----------
    $  9.95             $   10.20       $  12.14         $  12.98       $ 13.48       $    13.01
    ==============      =========       ==========       ========       ========      ==========
      (1.48)%               (1.46)%        27.33%           11.21%        16.23%           13.91%
    ==============      =========       ==========       ========       ========      ==========
    $10,708             $  10,821       $  5,430         $ 15,816       $47,215       $   70,314
       1.17%(d)              1.06%          1.01%            0.97%         0.92%            0.97%
       1.88%(d)(e)           2.05%          1.58%            2.09%         2.66%            2.55%
         38%                  165%           176%             116%           79%             125%
       1.17%(d)              1.06%          1.01%            0.97%         0.92%            0.97%

                       See Notes to Financial Statements.

Munder Bio(Tech)(2) Fund(a)
        Financial Highlights, For a Share Outstanding Throughout the Period

--------------------------------------------------------------------------------

                                                                        A SHARES                      B SHARES
                                                               --------------------------    --------------------------
                                                               PERIOD ENDED    PERIOD        PERIOD ENDED    PERIOD
                                                               12/31/01(C)     ENDED         12/31/01(C)     ENDED
                                                               (UNAUDITED)     6/30/01(C)    (UNAUDITED)     6/30/01(C)
                                                               --------------------------------------------------------
Net asset value, beginning of period.......................       $ 7.50         $10.00         $ 7.45         $10.00
                                                                  ------         ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss........................................        (0.07)         (0.13)         (0.09)         (0.16)
Net realized and unrealized loss on investments............        (0.58)         (2.37)         (0.58)         (2.39)
                                                                  ------         ------         ------         ------
Total from investment operations...........................        (0.65)         (2.50)         (0.67)         (2.55)
                                                                  ------         ------         ------         ------
Net asset value, end of period.............................       $ 6.85         $ 7.50         $ 6.78         $ 7.45
                                                                  ======         ======         ======         ======
TOTAL RETURN(B)............................................        (8.67)%       (25.00)%        (8.99)%       (25.50)%
                                                                  ======         ======         ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......................       $5,402         $5,425         $7,601         $7,748
Ratio of operating expenses to average net assets..........         2.25%(d)       3.21%(d)       3.00%(d)       3.96%(d)
Ratio of net investment loss to average net assets.........        (2.14)%(d)     (2.74)%(d)     (2.89)%(d)     (3.49)%(d)
Portfolio turnover rate....................................           30%            26%            30%            26%
Ratio of operating expenses to average net assets without
  expenses reimbursed......................................         2.67%(d)       3.21%(d)       3.42%(d)       3.96%(d)

------------
(a) The Munder Bio(Tech)(2) Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares commenced operations on November 1, 2000.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average share method.

(d) Annualized

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

          II SHARES                        Y SHARES
------------------------------    --------------------------
    PERIOD ENDED    PERIOD        PERIOD ENDED    PERIOD
    12/31/01(C)     ENDED         12/31/01(C)     ENDED
    (UNAUDITED)     6/30/01(C)    (UNAUDITED)     6/30/01(C)
------------------------------------------------------------
       $ 7.47         $10.00         $ 7.53         $10.00
       ------         ------         ------         ------
        (0.09)         (0.16)         (0.06)         (0.11)
        (0.58)         (2.37)         (0.58)         (2.36)
       ------         ------         ------         ------
        (0.67)         (2.53)         (0.64)         (2.47)
       ------         ------         ------         ------
       $ 6.80         $ 7.47         $ 6.89         $ 7.53
       ======         ======         ======         ======
        (8.97)%       (25.30)%        (8.64)%       (24.70)%
       ======         ======         ======         ======
       $3,569         $3,862         $1,644         $1,778
         3.00%(d)       3.96%(d)       2.00%(d)       2.96%(d)
        (2.89)%(d)     (3.49)%(d)     (1.89)%(d)     (2.49)%(d)
           30%            26%            30%            26%
             %(d)
         3.42           3.96%(d)       2.42%(d)       2.96%(d)

                       See Notes to Financial Statements.

Munder Digital Economy Fund(a)
        Financial Highlights, For a Share Outstanding Throughout The Period

--------------------------------------------------------------------------------

                                                                      A SHARES                          B SHARES
                                                            ----------------------------      ----------------------------
                                                            PERIOD ENDED      PERIOD          PERIOD ENDED      PERIOD
                                                            12/31/01(C)       ENDED           12/31/01(C)       ENDED
                                                            (UNAUDITED)       6/30/01(C)      (UNAUDITED)       6/30/01(C)
                                                            --------------------------------------------------------------
Net asset value, beginning of period......................     $ 7.79           $10.00           $ 7.73           $10.00
                                                               ------           ------           ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.......................................      (0.05)           (0.10)           (0.07)           (0.15)
Net realized and unrealized loss on investments...........      (1.25)           (2.11)           (1.25)           (2.12)
                                                               ------           ------           ------           ------
Total from investment operations..........................      (1.30)           (2.21)           (1.32)           (2.27)
                                                               ------           ------           ------           ------
Net asset value, end of period............................     $ 6.49           $ 7.79           $ 6.41           $ 7.73
                                                               ======           ======           ======           ======
TOTAL RETURN(B)...........................................     (16.69)%         (22.10)%         (17.08)%         (22.70)%
                                                               ======           ======           ======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......................     $2,926           $4,045           $4,842           $7,000
Ratio of operating expenses to average net assets.........       2.18%(d)         2.51%(d)         2.93%(d)         3.26%(d)
Ratio of net investment loss to average net assets........      (1.44)%(d)       (1.57)%(d)       (2.19)%(d)       (2.32)%(d)
Portfolio turnover rate...................................         25%              71%              25%              71%
Ratio of operating expenses to average net assets without
  expenses reimbursed.....................................       2.18%(d)         2.51%(d)         2.93%(d)         3.26%(d)

------------
(a) The Munder Digital Economy Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares commenced operations on September 18, 2000.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

             II SHARES                          Y SHARES
    ----------------------------      ----------------------------
    PERIOD ENDED      PERIOD          PERIOD ENDED      PERIOD
    12/31/01(C)       ENDED           12/31/01(C)       ENDED
    (UNAUDITED)       6/30/01(C)      (UNAUDITED)       6/30/01(C)
------------------------------------------------------------------
       $ 7.75           $10.00           $ 7.82           $10.00
       ------           ------           ------           ------
        (0.07)           (0.15)           (0.04)           (0.09)
        (1.25)           (2.10)           (1.27)           (2.09)
       ------           ------           ------           ------
        (1.32)           (2.25)           (1.31)           (2.18)
       ------           ------           ------           ------
       $ 6.43           $ 7.75           $ 6.51           $ 7.82
       ======           ======           ======           ======
       (17.03)%         (22.50)%         (16.75)%         (21.80)%
       ======           ======           ======           ======
       $3,223           $4,985           $  510           $  617
         2.93%(d)         3.26%(d)         1.93%(d)         2.26%(d)
        (2.19)%(d)       (2.32)%(d)       (1.19)%(d)       (1.32)%(d)
           25%              71%              25%              71%
         2.93%(d)         3.26%(d)         1.93%(d)         2.26%(d)

                       See Notes to Financial Statements.

Munder International Equity Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                               A SHARES
                                             ----------------------------------------------------------------------------
                                             PERIOD ENDED    YEAR       YEAR          YEAR          YEAR       YEAR
                                             12/31/01(C)     ENDED      ENDED         ENDED         ENDED      ENDED
                                             (UNAUDITED)     6/30/01    6/30/00(C)    6/30/99(C)    6/30/98    6/30/97(C)
                                             ----------------------------------------------------------------------------
Net asset value, beginning of period.....       $12.15       $18.06      $ 16.21       $ 15.03      $15.73       $15.09
                                                ------       ------      -------       -------      ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................         0.01         0.08         0.25          0.20        0.15         0.14
Net realized and unrealized gain/(loss)
  on investments.........................        (1.10)       (4.66)        3.47          1.38        0.34         2.30
                                                ------       ------      -------       -------      ------       ------
Total from investment operations.........        (1.09)       (4.58)        3.72          1.58        0.49         2.44
                                                ------       ------      -------       -------      ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income.....        (0.02)       (0.10)       (0.28)        (0.17)      (0.19)       (0.21)
Distributions in excess of net investment
  income.................................       --             --          --            --           --          --
Distributions from net realized gains....       --            (1.23)       (1.59)        (0.23)      (1.00)       (1.59)
                                                ------       ------      -------       -------      ------       ------
Total distributions......................        (0.02)       (1.33)       (1.87)        (0.40)      (1.19)       (1.80)
                                                ------       ------      -------       -------      ------       ------
Net asset value, end of period...........       $11.04       $12.15      $ 18.06       $ 16.21      $15.03       $15.73
                                                ======       ======      =======       =======      ======       ======
TOTAL RETURN(B)..........................        (8.92)%     (26.58)%      23.86%        10.80%       4.30%       17.98%
                                                ======       ======      =======       =======      ======       ======
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....       $4,700       $8,728      $10,946       $16,024      $6,264       $6,710
Ratio of operating expenses to average
  net assets.............................         1.38%(d)     1.38%        1.30%         1.29%       1.25%        1.26%
Ratio of net investment income to average
  net assets.............................         0.27%(d)     0.62%        1.44%         1.33%       1.03%        0.98%
Portfolio turnover rate..................            6%          27%          18%           23%         41%          46%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed.............................         1.38%(d)     1.38%        1.30%         1.29%       1.25%        1.26%

------------
(a) The Munder International Equity Fund Class A Shares and Class B Shares commenced operations on November 30, 1992 and March 9, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                    B SHARES
--------------------------------------------------------------------------------
    PERIOD ENDED    YEAR       YEAR          YEAR          YEAR       YEAR
    12/31/01(C)     ENDED      ENDED         ENDED         ENDED      ENDED
    (UNAUDITED)     6/30/01    6/30/00(C)    6/30/99(C)    6/30/98    6/30/97(C)
--------------------------------------------------------------------------------
       $11.84       $17.68       $15.97        $14.83      $15.57       $14.91
       ------       ------       ------        ------      ------       ------
        (0.03)       (0.02)        0.12          0.05        0.05         0.03
        (1.06)       (4.54)        3.36          1.42        0.32         2.28
       ------       ------       ------        ------      ------       ------
        (1.09)       (4.56)        3.48          1.47        0.37         2.31
       ------       ------       ------        ------      ------       ------
        (0.01)       (0.05)       (0.13)        (0.10)      (0.11)       (0.06)
       --             --          (0.05)        --           --          --
       --            (1.23)       (1.59)        (0.23)      (1.00)       (1.59)
       ------       ------       ------        ------      ------       ------
        (0.01)       (1.28)       (1.77)        (0.33)      (1.11)       (1.65)
       ------       ------       ------        ------      ------       ------
       $10.74       $11.84       $17.68        $15.97      $14.83       $15.57
       ======       ======       ======        ======      ======       ======
        (9.16)%     (27.10)%      22.51%        10.08%       3.54%       17.18%
       ======       ======       ======        ======      ======       ======
       $1,789       $2,201       $3,211        $1,104      $1,121       $1,151
         2.13%(d)     2.13%        2.05%         2.04%       2.00%        2.01%
        (0.48)%(d)   (0.13)%       0.69%         0.34%       0.28%        0.23%
            6%          27%          18%           23%         41%          46%
         2.13%(d)     2.13%        2.05%         2.04%       2.00%        2.01%

                       See Notes to Financial Statements.

Munder International Equity Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                  C SHARES
                                           --------------------------------------------------------------------------------------
                                           PERIOD ENDED      YEAR         YEAR            YEAR            YEAR         YEAR
                                           12/31/01(C)       ENDED        ENDED           ENDED           ENDED        ENDED
                                           (UNAUDITED)       6/30/01      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97(C)
                                           --------------------------------------------------------------------------------------
Net asset value, beginning of period...       $11.95         $17.86         $16.09          $14.95        $15.68         $15.02
                                              ------         ------         ------          ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)...........        (0.03)          0.04           0.12            0.05          0.04           0.03
Net realized and unrealized gain/(loss)
  on investments.......................        (1.07)         (4.67)          3.42            1.42          0.34           2.30
                                              ------         ------         ------          ------        ------         ------
Total from investment operations.......        (1.10)         (4.63)          3.54            1.47          0.38           2.33
                                              ------         ------         ------          ------        ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income...        (0.01)         (0.05)         (0.13)          (0.10)        (0.11)         (0.08)
Distributions in excess of net
  investment income....................       --               --            (0.05)          --             --            --
Distributions from net realized
  gains................................       --              (1.23)         (1.59)          (0.23)        (1.00)         (1.59)
                                              ------         ------         ------          ------        ------         ------
Total distributions....................        (0.01)         (1.28)         (1.77)          (0.33)        (1.11)         (1.67)
                                              ------         ------         ------          ------        ------         ------
Net asset value, end of period.........       $10.84         $11.95         $17.86          $16.09        $14.95         $15.68
                                              ======         ======         ======          ======        ======         ======
TOTAL RETURN(B)........................        (9.23)%       (27.12)%        22.66%          10.07%         3.50%         17.18%
                                              ======         ======         ======          ======        ======         ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...       $2,159         $3,483         $3,977          $2,111        $1,911         $2,259
Ratio of operating expenses to average
  net assets...........................         2.13%(d)       2.13%          2.05%           2.04%         2.00%          2.01%
Ratio of net investment income/(loss)
  to average net assets................        (0.48)%(d)     (0.13)%         0.69%           0.36%         0.28%          0.23%
Portfolio turnover rate................            6%            27%            18%             23%           41%            46%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed...........................         2.13%(d)       2.13%          2.05%           2.04%         2.00%          2.01%

------------
(a) The Munder International Equity Fund Class C Shares and Class Y Shares commenced operations on September 29, 1995 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Y SHARES
---------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR            YEAR         YEAR
    12/31/01(C)       ENDED           ENDED           ENDED           ENDED        ENDED
    (UNAUDITED)       6/30/01         6/30/00(C)      6/30/99(C)      6/30/98      6/30/97(C)
---------------------------------------------------------------------------------------------
       $12.23         $18.16            $16.32          $15.10        $15.80         $15.15
       ------         ------            ------          ------        ------         ------
         0.03           0.14              0.30            0.19          0.19           0.18
        (1.10)         (4.71)             3.44            1.46          0.33           2.32
       ------         ------            ------          ------        ------         ------
        (1.07)         (4.57)             3.74            1.65          0.52           2.50
       ------         ------            ------          ------        ------         ------
        (0.03)         (0.13)            (0.31)          (0.20)        (0.22)         (0.26)
       --               --               --              --             --            --
       --              (1.23)            (1.59)          (0.23)        (1.00)         (1.59)
       ------         ------            ------          ------        ------         ------
        (0.03)         (1.36)            (1.90)          (0.43)        (1.22)         (1.85)
       ------         ------            ------          ------        ------         ------
       $11.13         $12.23            $18.16          $16.32        $15.10         $15.80
       ======         ======            ======          ======        ======         ======
        (8.72)%       (26.36)%           23.79%          11.30%         4.48%         18.35%
       ======         ======            ======          ======        ======         ======
       $41,003        $47,444           $79,520         $98,681       $102,081      1$07,831
         1.13%(d)       1.13%             1.05%           1.04%         1.00%          1.01%
         0.52%(d)       0.87%             1.69%           1.32%         1.28%          1.23%
            6%            27%               18%             23%           41%            46%
         1.13%(d)       1.13%             1.05%           1.04%         1.00%          1.01%

                       See Notes to Financial Statements.

Munder Large-Cap Growth Fund (formerly Munder Focus Growth Fund)(a)
      Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                     A SHARES                       B SHARES
                                                             -------------------------      -------------------------
                                                             PERIOD ENDED      PERIOD       PERIOD ENDED      PERIOD
                                                             12/31/01          ENDED        12/31/01          ENDED
                                                             (UNAUDITED)       6/30/01      (UNAUDITED)       6/30/01
                                                             --------------------------------------------------------
Net asset value, beginning of period.......................     $ 8.62         $13.88          $ 8.54         $14.14
                                                                ------         ------          ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss........................................      (0.03)         (0.09)          (0.06)         (0.09)
Net realized and unrealized gain/(loss) on investments.....      (0.80)         (4.24)          (0.80)         (4.58)
                                                                ------         ------          ------         ------
Total from investment operations...........................      (0.83)         (4.33)          (0.86)         (4.67)
                                                                ------         ------          ------         ------
LESS DISTRIBUTIONS:
Distributions in excess of net investment income...........     --               --            --               --
Distributions from net realized gains......................     --              (0.50)         --              (0.50)
Distributions in excess of net realized gains..............     --              (0.43)         --              (0.43)
                                                                ------         ------          ------         ------
Total distributions........................................     --              (0.93)         --              (0.93)
                                                                ------         ------          ------         ------
Net asset value, end of period.............................     $ 7.79         $ 8.62          $ 7.68         $ 8.54
                                                                ======         ======          ======         ======
TOTAL RETURN(B)............................................      (9.63)%       (33.11)%        (10.07)%       (34.93)%
                                                                ======         ======          ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......................     $1,450         $1,274          $2,137         $1,921
Ratio of operating expenses to average net assets..........       1.59%(c)       1.46%(c)        2.34%(c)       2.21%(c)
Ratio of net investment loss to average net assets.........      (0.89)%(c)     (0.80)%(c)      (1.64)%(c)     (1.55)%(c)
Portfolio turnover rate....................................         35%            76%             35%            76%
Ratio of operating expenses to average net assets without
  expenses reimbursed......................................       1.59%(c)       1.46%(c)        2.34%(c)       2.21%(c)

------------
(a) The Munder Large-Cap Growth Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares, commenced operations on July 3, 2000, July 11, 2000, July 10, 2000 and November 11, 1998, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

            II SHARES                                     Y SHARES
    -------------------------      -------------------------------------------------------
    PERIOD ENDED      PERIOD       PERIOD ENDED      YEAR           YEAR           PERIOD
    12/31/01          ENDED        12/31/01          ENDED          ENDED          ENDED
    (UNAUDITED)       6/30/01      (UNAUDITED)       6/30/01        6/30/00        6/30/99
------------------------------------------------------------------------------------------
       $ 8.52         $14.10         $  8.60         $ 13.88        $ 12.43        $ 10.00
       ------         ------         -------         ---------      ---------      -------
        (0.06)         (0.10)          (0.02)          (0.04)         (0.05)         (0.02)
        (0.79)         (4.55)          (0.80)          (4.31)          2.27           2.47
       ------         ------         -------         ---------      ---------      -------
        (0.85)         (4.65)          (0.82)          (4.35)          2.22           2.45
       ------         ------         -------         ---------      ---------      -------
       --               --            --               --             --             (0.02)
       --              (0.50)         --               (0.50)         --             --
       --              (0.43)         --               (0.43)         (0.77)         --
       ------         ------         -------         ---------      ---------      -------
       --              (0.93)         --               (0.93)         (0.77)         (0.02)
       ------         ------         -------         ---------      ---------      -------
       $ 7.67         $ 8.52         $  7.78         $  8.60        $ 13.88        $ 12.43
       ======         ======         =======         =========      =========      =======
        (9.98)%       (34.89)%         (9.53)%        (33.25)%        19.71%         24.50%
       ======         ======         =======         =========      =========      =======
       $1,477         $2,048         $13,634         $14,451        $13,247        $13,011
         2.34%(c)       2.21%(c)        1.34%(c)        1.21%          1.16%          1.65%(c)
        (1.64)%(c)     (1.55)%(c)      (0.64)%(c)      (0.55)%        (0.40)%        (0.33)%(c)
           35%            76%             35%             76%           130%           107%
         2.34%(c)       2.21%(c)        1.34%(c)        1.21%          1.16%          1.65%(c)

                       See Notes to Financial Statements.

Munder Large-Cap Value Fund (formerly Munder Equity Income Fund)(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                             A SHARES
                                               --------------------------------------------------------------------
                                               PERIOD ENDED   YEAR      YEAR         YEAR      YEAR      YEAR
                                               12/31/01       ENDED     ENDED        ENDED     ENDED     ENDED
                                               (UNAUDITED)    6/30/01   6/30/00(C)   6/30/99   6/30/98   6/30/97(C)
                                               --------------------------------------------------------------------
Net asset value, beginning of period........      $13.06      $11.83     $ 14.98     $15.62    $15.21      $13.04
                                                  ------      ------     -------     ------    ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)................        0.02        0.08        0.18       0.20      0.29        0.31
Net realized and unrealized gain/(loss) on
  investments...............................       (0.31)       1.70       (2.58)      0.73      2.96        3.14
                                                  ------      ------     -------     ------    ------      ------
Total from investment operations............       (0.29)       1.78       (2.40)      0.93      3.25        3.45
                                                  ------      ------     -------     ------    ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income........        0.00(e)    (0.07)      (0.16)     (0.18)    (0.28)      (0.32)
Distributions in excess of net investment
  income....................................      --            --         (0.02)      --        --         --
Distributions from net realized gains.......       (0.40)      (0.48)      (0.57)     (1.39)    (2.56)      (0.96)
                                                  ------      ------     -------     ------    ------      ------
Total distributions.........................       (0.40)      (0.55)      (0.75)     (1.57)    (2.84)      (1.28)
                                                  ------      ------     -------     ------    ------      ------
Net asset value, end of period..............      $12.37      $13.06     $ 11.83     $14.98    $15.62      $15.21
                                                  ======      ======     =======     ======    ======      ======
TOTAL RETURN(B).............................       (1.77)%     15.32%     (16.45)%     6.96%    23.03%      28.10%
                                                  ======      ======     =======     ======    ======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)........      $7,129      $6,654     $ 5,121     $5,578    $9,545      $3,662
Ratio of operating expenses to average net
  assets....................................        1.33%(d)    1.22%       1.23%      1.21%     1.19%       1.20%
Ratio of net investment income/(loss) to
  average net assets........................        0.21%(d)    0.52%       1.37%      1.44%     1.78%       2.28%
Portfolio turnover rate.....................          18%         65%         91%        50%       73%         62%
Ratio of operating expenses to average net
  assets without expenses reimbursed........        1.33%(d)    1.22%       1.23%      1.21%     1.19%       1.20%

------------
(a) The Munder Large-Cap Value Fund Class A Shares and Class B Shares commenced operations on August 8, 1994 and August 9, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   B SHARES
-------------------------------------------------------------------------------
    PERIOD ENDED    YEAR         YEAR          YEAR       YEAR       YEAR
    12/31/01        ENDED        ENDED         ENDED      ENDED      ENDED
    (UNAUDITED)     6/30/01      6/30/00(C)    6/30/99    6/30/98    6/30/97(C)
-------------------------------------------------------------------------------
      $ 12.97       $ 11.79        $14.93      $15.57     $15.17       $13.02
      -------       ---------      ------      ------     ------       ------
        (0.03)        (0.02)         0.08        0.10       0.17         0.21
        (0.31)         1.69         (2.57)       0.72       2.95         3.13
      -------       ---------      ------      ------     ------       ------
        (0.34)         1.67         (2.49)       0.82       3.12         3.34
      -------       ---------      ------      ------     ------       ------
       --             (0.01)        (0.08)      (0.07)     (0.16)       (0.23)
       --             --            --           --         --          --
        (0.40)        (0.48)        (0.57)      (1.39)     (2.56)       (0.96)
      -------       ---------      ------      ------     ------       ------
        (0.40)        (0.49)        (0.65)      (1.46)     (2.72)       (1.19)
      -------       ---------      ------      ------     ------       ------
      $ 12.23       $ 12.97        $11.79      $14.93     $15.57       $15.17
      =======       =========      ======      ======     ======       ======
        (2.20)%       14.39%       (17.07)%      6.18%     22.09%       27.16%
      =======       =========      ======      ======     ======       ======
      $12,367       $10,905        $3,961      $3,700     $1,694       $  641
         2.08%(d)      1.97%         1.98%       1.97%      1.94%        1.95%
        (0.54)%(d)    (0.23)%        0.62%       0.69%      1.03%        1.53%
           18%           65%           91%         50%        73%          62%
         2.08%(d)      1.97%         1.98%       1.97%      1.94%        1.95%

                       See Notes to Financial Statements.

Munder Large-Cap Value Fund (formerly Munder Equity Income Fund)(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                   C SHARES
                                              -----------------------------------------------------------------------------------
                                              PERIOD ENDED      YEAR         YEAR            YEAR         YEAR         YEAR
                                              12/31/01          ENDED        ENDED           ENDED        ENDED        ENDED
                                              (UNAUDITED)       6/30/01      6/30/00(C)      6/30/99      6/30/98      6/30/97(C)
                                              -----------------------------------------------------------------------------------
Net asset value, beginning of period......       $12.96         $11.78         $14.91        $15.55       $15.16         $13.01
                                                 ------         ------         ------        ------       ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)..............        (0.02)         (0.02)          0.08          0.09         0.16           0.19
Net realized and unrealized gain/(loss) on
  investments.............................        (0.31)          1.69          (2.56)         0.73         2.95           3.15
                                                 ------         ------         ------        ------       ------         ------
Total from investment operations..........        (0.33)          1.67          (2.48)         0.82         3.11           3.34
                                                 ------         ------         ------        ------       ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income......       --              (0.01)         (0.08)        (0.07)       (0.16)         (0.23)
Distributions in excess of net investment
  income..................................       --               --            --             --           --            --
Distributions from net realized gains.....        (0.40)         (0.48)         (0.57)        (1.39)       (2.56)         (0.96)
                                                 ------         ------         ------        ------       ------         ------
Total distributions.......................        (0.40)         (0.49)         (0.65)        (1.46)       (2.72)         (1.19)
                                                 ------         ------         ------        ------       ------         ------
Net asset value, end of period............       $12.23         $12.96         $11.78        $14.91       $15.55         $15.16
                                                 ------         ------         ------        ------       ------         ------
TOTAL RETURN(B)...........................        (2.13)%        14.40%        (17.02)%        6.18%       22.05%         27.17%
                                                 ======         ======         ======        ======       ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)......       $4,275         $3,781         $1,073        $1,366       $1,776         $  766
Ratio of operating expenses to average net
  assets..................................         2.08%(d)       1.97%          1.98%         1.97%        1.94%          1.95%
Ratio of net investment income/(loss) to
  average net assets......................        (0.54)%(d)     (0.23)%         0.62%         0.69%        1.03%          1.53%
Portfolio turnover rate...................           18%            65%            91%           50%          73%            62%
Ratio of operating expenses to average net
  assets without expenses reimbursed......         2.08%(d)       1.97%          1.98%         1.97%        1.94%          1.95%

------------
(a) The Munder Large-Cap Value Fund Class C Shares and Class Y Shares commenced operations on December 5, 1995 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                       Y SHARES
---------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR         YEAR            YEAR         YEAR         YEAR
    12/31/01          ENDED        ENDED           ENDED        ENDED        ENDED
    (UNAUDITED)       6/30/01      6/30/00(C)      6/30/99      6/30/98      6/30/97(C)
---------------------------------------------------------------------------------------
       $13.07         $ 11.84       $ 15.00        $ 15.64      $ 15.23       $ 13.05
       ------         -------       -------        -------      -------       -------
         0.03            0.10          0.21           0.25         0.32          0.35
        (0.31)           1.71         (2.59)          0.72         2.97          3.14
       ------         -------       -------        -------      -------       -------
        (0.28)           1.81         (2.38)          0.97         3.29          3.49
       ------         -------       -------        -------      -------       -------
        (0.02)          (0.10)        (0.18)         (0.22)       (0.32)        (0.35)
       --               --            (0.03)         --           --            --
        (0.40)          (0.48)        (0.57)         (1.39)       (2.56)        (0.96)
       ------         -------       -------        -------      -------       -------
        (0.42)          (0.58)        (0.78)         (1.61)       (2.88)        (1.31)
       ------         -------       -------        -------      -------       -------
       $12.37         $ 13.07       $ 11.84        $ 15.00      $ 15.64       $ 15.23
       ------         -------       -------        -------      -------       -------
        (1.72)%         15.59%       (16.28)%         7.22%       23.32%        28.43%
       ======         =======       =======        =======      =======       =======
       $81,961        $79,553       $73,435        $39,368      $34,840       $29,674
         1.08%(d)        0.97%         0.98%          0.96%        0.94%         0.95%
         0.46%(d)        0.77%         1.62%          1.69%        2.03%         2.53%
           18%             65%           91%            50%          73%           62%
         1.08%(d)        0.97%         0.98%          0.96%        0.94%         0.95%

                       See Notes to Financial Statements.

Munder Micro-Cap Equity Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                    A SHARES
                                               ----------------------------------------------------------------------------------
                                               PERIOD ENDED    YEAR          YEAR          YEAR          YEAR          PERIOD
                                               12/31/01(C)     ENDED         ENDED         ENDED         ENDED         ENDED
                                               (UNAUDITED)     6/30/01(C)    6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97(C)
                                               ----------------------------------------------------------------------------------
Net asset value, beginning of period.......       $25.38         $28.80        $18.16        $17.00        $12.81        $10.00
                                                  ------         ------        ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss........................        (0.13)         (0.31)        (0.32)        (0.18)        (0.17)        (0.05)
Net realized and unrealized gain/(loss) on
  investments..............................         0.63          (2.10)        10.96          1.64          5.00          2.86
                                                  ------         ------        ------        ------        ------        ------
Total from investment operations...........         0.50          (2.41)        10.64          1.46          4.83          2.81
                                                  ------         ------        ------        ------        ------        ------
LESS DISTRIBUTIONS:
Distributions from net realized gains......       --              (1.00)        --            (0.30)        (0.64)        --
Distributions in excess of net realized
  gains....................................       --              (0.01)        --            --            --            --
                                                  ------         ------        ------        ------        ------        ------
Total distributions........................       --              (1.01)        --            (0.30)        (0.64)        --
                                                  ------         ------        ------        ------        ------        ------
Net asset value, end of period.............       $25.88         $25.38        $28.80        $18.16        $17.00        $12.81
                                                  ======         ======        ======        ======        ======        ======
TOTAL RETURN(B)............................         1.97%         (8.43)%       58.59%         9.10%        38.01%        28.10%
                                                  ======         ======        ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).......       $47,353        $34,017       $35,960       $9,844        $10,821       $  184
Ratio of operating expenses to average net
  assets...................................         1.66%(d)       1.65%         1.68%         1.53%         1.53%         1.50%(d)
Ratio of net investment loss to average net
  assets...................................        (1.14)%(d)     (1.28)%       (1.23)%       (1.21)%       (0.97)%       (0.88)%(d)
Portfolio turnover rate....................           70%           142%          187%          184%          172%           68%
Ratio of operating expenses to average net
  assets without expenses reimbursed.......         1.66%(d)       1.65%         1.68%         1.64%         1.78%         7.90%(d)

------------
(a) The Munder Micro-Cap Equity Fund Class A Shares and Class B Shares commenced operations on December 26, 1996 and February 24, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                            B SHARES
------------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR            YEAR            PERIOD
    12/31/01(C)       ENDED           ENDED           ENDED           ENDED           ENDED
    (UNAUDITED)       6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
------------------------------------------------------------------------------------------------
      $ 24.52          $ 28.02         $ 17.84         $ 16.83         $ 12.79          $11.00
      -------          -------         -------         -------         -------          ------
        (0.21)           (0.47)          (0.50)          (0.28)          (0.29)          (0.05)
         0.60            (2.02)          10.68            1.59            4.97            1.84
      -------          -------         -------         -------         -------          ------
         0.39            (2.49)          10.18            1.31            4.68            1.79
      -------          -------         -------         -------         -------          ------
       --                (1.00)          --              (0.30)          (0.64)          --
       --                (0.01)          --              --              --              --
      -------          -------         -------         -------         -------          ------
       --                (1.01)          --              (0.30)          (0.64)          --
      -------          -------         -------         -------         -------          ------
      $ 24.91          $ 24.52         $ 28.02         $ 17.84         $ 16.83          $12.79
      =======          =======         =======         =======         =======          ======
         1.59%           (8.97)%         57.06%           8.29%          36.87%          16.27%
      =======          =======         =======         =======         =======          ======
      $41,343          $40,095         $45,480         $13,811         $15,965          $  442
         2.41%(d)         2.40%           2.43%           2.28%           2.28%           2.25%(d)
        (1.89)%(d)       (2.03)%         (1.98)%         (1.96)%         (1.72)%         (1.63)%(d)
           70%             142%            187%            184%            172%             68%
         2.41%(d)         2.40%           2.43%           2.39%           2.53%           8.65%(d)

                       See Notes to Financial Statements.

Munder Micro-Cap Equity Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                 C SHARES
                                          ---------------------------------------------------------------------------------------
                                          PERIOD ENDED    YEAR            YEAR            YEAR            YEAR         PERIOD
                                          12/31/01(C)     ENDED           ENDED           ENDED           ENDED        ENDED
                                          (UNAUDITED)     6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)   6/30/97(C)
                                          ---------------------------------------------------------------------------------------
Net asset value, beginning of
  period..............................      $ 24.53        $ 28.03         $ 17.85          $16.84          $12.79       $10.13
                                            -------        -------         -------          ------          ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss...................        (0.21)         (0.47)          (0.50)          (0.28)          (0.29)       (0.03)
Net realized and unrealized
  gain/(loss) on investments..........         0.60          (2.02)          10.68            1.59            4.98         2.69
                                            -------        -------         -------          ------          ------       ------
Total from investment operations......         0.39          (2.49)          10.18            1.31            4.69         2.66
                                            -------        -------         -------          ------          ------       ------
LESS DISTRIBUTIONS:
Distributions from net realized
  gains...............................       --              (1.00)          --              (0.30)          (0.64)       --
Distributions in excess of net
  realized gains......................       --              (0.01)          --              --              --           --
                                            -------        -------         -------          ------          ------       ------
Total distributions...................       --              (1.01)          --              (0.30)          (0.64)       --
                                            -------        -------         -------          ------          ------       ------
Net asset value, end of period........      $ 24.92        $ 24.53         $ 28.03          $17.85          $16.84       $12.79
                                            =======        =======         =======          ======          ======       ======
TOTAL RETURN(B).......................         1.59%         (8.93)%         56.97%           8.29%          36.95%       26.26%
                                            =======        =======         =======          ======          ======       ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)..............................      $19,395        $19,276         $20,588          $6,333          $7,441       $  111
Ratio of operating expenses to average
  net assets..........................         2.41%(d)       2.40%           2.43%           2.28%           2.28%        2.25%(d)
Ratio of net investment loss to
  average net assets..................        (1.89)%(d)     (2.03)%         (1.98)%         (1.96)%         (1.72)%      (1.63)%(d)
Portfolio turnover rate...............           70%           142%            187%            184%            172%          68%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed..........................         2.41%(d)       2.40%           2.43%           2.39%           2.53%        8.65%(d)

------------
(a) The Munder Micro-Cap Equity Fund Class C Shares and Class Y Shares commenced operations on March 31, 1997 and December 26, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                              Y SHARES
----------------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR             YEAR             YEAR             YEAR             PERIOD
    12/31/01(C)       ENDED            ENDED            ENDED            ENDED            ENDED
    (UNAUDITED)       6/30/01(C)       6/30/00(C)       6/30/99(C)       6/30/98(C)       6/30/97(C)
----------------------------------------------------------------------------------------------------
      $ 25.63          $ 28.97          $ 18.27          $ 17.05          $ 12.83           $10.00
      -------          -------          -------          -------          -------           ------
        (0.10)           (0.25)           (0.25)           (0.14)           (0.13)           (0.03)
         0.65            (2.08)           10.95             1.66             4.99             2.86
      -------          -------          -------          -------          -------           ------
         0.55            (2.33)           10.70             1.52             4.86             2.83
      -------          -------          -------          -------          -------           ------
       --                (1.00)           --               (0.30)           (0.64)           --
       --                (0.01)           --               --               --               --
      -------          -------          -------          -------          -------           ------
       --                (1.01)           --               (0.30)           (0.64)           --
      -------          -------          -------          -------          -------           ------
      $ 26.18          $ 25.63          $ 28.97          $ 18.27          $ 17.05           $12.83
      =======          =======          =======          =======          =======           ======
         2.15%           (8.10)%          58.57%            9.43%           38.19%           28.30%
      =======          =======          =======          =======          =======           ======
      $16,077          $12,560          $22,737          $17,543          $15,337           $2,279
         1.41%(d)         1.40%            1.43%            1.28%            1.28%            1.25%(d)
        (0.89)%(d)       (1.03)%          (1.02)%          (0.94)%          (0.72)%          (0.63)%(d)
           70%             142%             187%             184%             172%              68%
         1.41%(d)         1.40%            1.43%            1.39%            1.53%            7.65%(d)

                       See Notes to Financial Statements.

Munder MidCap Select Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                       A SHARES                       B SHARES
                                                               -------------------------      -------------------------
                                                               PERIOD ENDED      PERIOD       PERIOD ENDED      PERIOD
                                                               12/31/01          ENDED        12/31/01          ENDED
                                                               (UNAUDITED)       6/30/01      (UNAUDITED)       6/30/01
                                                               --------------------------------------------------------
Net asset value, beginning of period.......................       $14.62         $15.47          $14.51         $15.42
                                                                  ------         ------          ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)...............................        (0.05)         (0.08)          (0.08)         (0.13)
Net realized and unrealized gain/(loss) on investments.....        (0.31)          0.76           (0.33)          0.75
                                                                  ------         ------          ------         ------
Total from investment operations...........................        (0.36)          0.68           (0.41)          0.62
                                                                  ------         ------          ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income.......................       --               --            --               --
Distributions from net realized capital gain...............       --              (1.41)         --              (1.41)
Distributions in excess of net realized capital gain.......       --              (0.12)         --              (0.12)
                                                                  ------         ------          ------         ------
Total distributions........................................       --              (1.53)         --              (1.53)
                                                                  ------         ------          ------         ------
Net asset value, end of period.............................       $14.26         $14.62          $14.10         $14.51
                                                                  ======         ======          ======         ======
TOTAL RETURN(B)............................................        (2.46)%         4.54%          (2.83)%         4.12%
                                                                  ======         ======          ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......................       $2,594         $2,351          $1,933         $1,655
Ratio of operating expenses to average net assets..........         1.39%(c)       1.44%(c)        2.14%(c)       2.19%(c)
Ratio of net investment income/(loss) to average net
  assets...................................................        (0.84)%(c)     (0.85)%(c)      (1.59)%(c)     (1.60)%(c)
Portfolio turnover rate....................................           32%            81%             32%            81%
Ratio of operating expenses to average net assets without
  expenses reimbursed......................................         1.39%(c)       1.66%(c)        2.14%(c)       2.41%(c)

------------
(a) The Munder MidCap Select Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares commenced operations on July 3, 2000, July 5, 2000, July 14, 2000 and June 24, 1998, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.

(c) Annualized.

(d) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

            II SHARES                                            Y SHARES
    -------------------------      ---------------------------------------------------------------------
    PERIOD ENDED      PERIOD       PERIOD ENDED      YEAR            YEAR           YEAR         PERIOD
    12/31/01          ENDED        12/31/01          ENDED           ENDED          ENDED        ENDED
    (UNAUDITED)       6/30/01      (UNAUDITED)       6/30/01         6/30/00        6/30/99      6/30/98
--------------------------------------------------------------------------------------------------------
       $14.53         $16.37         $ 14.66         $  15.47        $ 10.85        $10.02       $10.00
       ------         ------         -------         ---------       ---------      ------       ------
        (0.08)         (0.13)          (0.04)           (0.06)         (0.03)        (0.02)        0.01
        (0.33)         (0.18)          (0.30)            0.78           4.87          0.85         0.01
       ------         ------         -------         ---------       ---------      ------       ------
        (0.41)         (0.31)          (0.34)            0.72           4.84          0.83         0.02
       ------         ------         -------         ---------       ---------      ------       ------
       --               --            --                --             --            (0.00)(d)     --
       --              (1.41)         --                (1.41)         (0.22)         --           --
       --              (0.12)         --                (0.12)         --             --           --
       ------         ------         -------         ---------       ---------      ------       ------
       --              (1.53)         --                (1.53)         (0.22)        (0.00)(d)     --
       ------         ------         -------         ---------       ---------      ------       ------
       $14.12         $14.53         $ 14.32         $  14.66        $ 15.47        $10.85       $10.02
       ======         ======         =======         =========       =========      ======       ======
        (2.82)%        (1.81)%         (2.32)%           4.82%         45.67%         8.44%        0.20%
       ======         ======         =======         =========       =========      ======       ======
       $  958         $  838         $27,581         $ 25,800        $13,024        $3,434       $1,573
         2.14%(c)       2.19%(c)        1.14%(c)         1.19%          1.18%         1.18%        1.15%(c)
        (1.59)%(c)     (1.60)%(c)      (0.59)%(c)       (0.60)%        (0.44)%       (0.28)%       3.18%(c)
           32%            81%             32%              81%           128%          122%           0%
         2.14%(c)       2.41%(c)        1.14%(c)         1.41%          1.23%         1.66%        1.16%(c)

                       See Notes to Financial Statements.

Munder Multi-Season Growth Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                          A SHARES
                                        ----------------------------------------------------------------------------
                                        PERIOD ENDED   YEAR         YEAR         YEAR        YEAR         YEAR
                                        12/31/01(C)    ENDED        ENDED        ENDED       ENDED        ENDED
                                        (UNAUDITED)    6/30/01(C)   6/30/00(C)   6/30/99     6/30/98(C)   6/30/97(C)
                                        ----------------------------------------------------------------------------
Net asset value, beginning of
  period.............................     $ 15.64       $ 20.63      $ 22.05     $ 21.46      $ 18.02      $ 14.83
                                          -------       -------      -------     ---------    -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss).........       (0.01)        (0.06)       (0.03)      (0.03)        0.00(e)      0.04
Net realized and unrealized
  gain/(loss) on investments.........       (0.88)        (2.64)       (0.02)       2.20         4.37         3.90
                                          -------       -------      -------     ---------    -------      -------
Total from investment operations.....       (0.89)        (2.70)       (0.05)       2.17         4.37         3.94
                                          -------       -------      -------     ---------    -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.............................      --             --           --          --           (0.01)       --
Distributions from net realized
  gains..............................       (0.55)        (2.29)       (1.37)      (1.58)       (0.92)       (0.75)
                                          -------       -------      -------     ---------    -------      -------
Total distributions..................       (0.55)        (2.29)       (1.37)      (1.58)       (0.93)       (0.75)
                                          -------       -------      -------     ---------    -------      -------
Net asset value, end of period.......     $ 14.20       $ 15.64      $ 20.63     $ 22.05      $ 21.46      $ 18.02
                                          =======       =======      =======     =========    =======      =======
TOTAL RETURN(B)......................       (5.16)%      (14.51)%       0.22%      11.34%       25.02%       27.57%
                                          =======       =======      =======     =========    =======      =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).............................     $42,518       $48,009      $65,569     $49,602      $32,311      $16,693
Ratio of operating expenses to
  average net assets.................        1.20%(d)      1.21%        1.24%       1.22%        1.21%        1.25%
Ratio of net investment income/(loss)
  to average net assets..............       (0.13)%(d)    (0.30)%      (0.14)%     (0.14)%       0.00%(f)     0.25%
Portfolio turnover rate..............           7%           38%          44%         53%          34%          33%
Ratio of operating expenses to
  average net assets without fee
  waivers............................        1.20%(d)      1.42%        1.42%       1.38%        1.39%        1.50%

------------
(a) The Munder Multi-Season Growth Fund Class A Shares and Class B Shares commenced operations on August 4, 1993 and April 29, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $0.01.

(f) Amount represents less than 0.01%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                      B SHARES
-------------------------------------------------------------------------------------
    PERIOD ENDED    YEAR          YEAR          YEAR         YEAR          YEAR
    12/31/01(C)     ENDED         ENDED         ENDED        ENDED         ENDED
    (UNAUDITED)     6/30/01(C)    6/30/00(C)    6/30/99      6/30/98(C)    6/30/97(C)
-------------------------------------------------------------------------------------
      $ 14.50        $ 19.52       $ 21.09      $ 20.70       $  17.54      $ 14.56
      -------        -------       -------      ---------     --------      -------
        (0.06)         (0.18)        (0.17)       (0.18)         (0.14)       (0.08)
        (0.81)         (2.55)        (0.03)        2.15           4.22         3.81
      -------        -------       -------      ---------     --------      -------
        (0.87)         (2.73)        (0.20)        1.97           4.08         3.73
      -------        -------       -------      ---------     --------      -------
       --              --            --           --            --            --
        (0.55)         (2.29)        (1.37)       (1.58)         (0.92)       (0.75)
      -------        -------       -------      ---------     --------      -------
        (0.55)         (2.29)        (1.37)       (1.58)         (0.92)       (0.75)
      -------        -------       -------      ---------     --------      -------
      $ 13.08        $ 14.50       $ 19.52      $ 21.09       $  20.70      $ 17.54
      =======        =======       =======      =========     ========      =======
        (5.43)%       (15.54)%       (0.51)%      10.66%         24.12%       26.61%
      =======        =======       =======      =========     ========      =======
      $19,716        $25,574       $36,433      $99,696       $102,700      $84,865
         1.95%(d)       1.96%         1.99%        1.97%          1.96%        2.00%
        (0.88)%(d)     (1.05)%       (0.89)%      (0.83)%        (0.75)%      (0.50)%
            7%            38%           44%          53%            34%          33%
         1.95%(d)       2.17%         2.17%        2.14%          2.14%        2.25%

                       See Notes to Financial Statements.

Munder Multi-Season Growth Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                             C SHARES
                                          -------------------------------------------------------------------------------
                                          PERIOD ENDED    YEAR          YEAR          YEAR       YEAR          YEAR
                                          12/31/01(C)     ENDED         ENDED         ENDED      ENDED         ENDED
                                          (UNAUDITED)     6/30/01(C)    6/30/00(C)    6/30/99    6/30/98(C)    6/30/97(C)
                                          -------------------------------------------------------------------------------
Net asset value, beginning of
  period..............................       $14.62         $19.55       $ 21.12      $20.73      $ 17.56        $14.57
                                             ------         ------       -------      -------     -------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)..........        (0.06)         (0.18)        (0.17)     (0.19)        (0.14)        (0.08)
Net realized and unrealized
  gain/(loss) on investments..........        (0.83)         (2.46)        (0.03)      2.16          4.23          3.82
                                             ------         ------       -------      -------     -------        ------
Total from investment operations......        (0.89)         (2.64)        (0.20)      1.97          4.09          3.74
                                             ------         ------       -------      -------     -------        ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income..............................       --              --            --          --           --            --
Distributions from net realized
  gains...............................        (0.55)         (2.29)        (1.37)     (1.58)        (0.92)        (0.75)
                                             ------         ------       -------      -------     -------        ------
Total distributions...................        (0.55)         (2.29)        (1.37)     (1.58)        (0.92)        (0.75)
                                             ------         ------       -------      -------     -------        ------
Net asset value, end of period........       $13.18         $14.62       $ 19.55      $21.12      $ 20.73        $17.56
                                             ======         ======       =======      =======     =======        ======
TOTAL RETURN(B).......................        (5.53)%       (15.05)%       (0.51)%    10.70%        24.09%        26.66%
                                             ======         ======       =======      =======     =======        ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)..............................       $6,073         $7,715       $10,166      $13,076     $14,411        $9,253
Ratio of operating expenses to average
  net assets..........................         1.95%(d)       1.96%         1.99%      1.97%         1.96%         2.00%
Ratio of net investment income/(loss)
  to average net assets...............        (0.88)%(d)     (1.05)%       (0.89)%    (0.83)%       (0.75)%       (0.50)%
Portfolio turnover rate...............            7%            38%           44%        53%           34%           33%
Ratio of operating expenses to average
  net assets without fee waivers......         1.95%(d)       2.17%         2.17%      2.13%         2.14%         2.25%

------------
(a) The Munder Multi-Season Growth Fund Class C Shares and Class Y Shares commenced operations on September 20, 1993 and August 16, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                      Y SHARES
------------------------------------------------------------------------------------
    PERIOD ENDED    YEAR          YEAR          YEAR        YEAR          YEAR
    12/31/01(C)     ENDED         ENDED         ENDED       ENDED         ENDED
    (UNAUDITED)     6/30/01(C)    6/30/00(C)    6/30/99     6/30/98(C)    6/30/97(C)
------------------------------------------------------------------------------------
      $  16.00       $  20.98      $  22.34     $ 21.66      $  18.17      $  14.94
      --------       --------      --------     --------     --------      --------
          0.01          (0.01)         0.02        0.04          0.05          0.08
         (0.90)         (2.68)        (0.01)       2.25          4.38          3.94
      --------       --------      --------     --------     --------      --------
         (0.89)         (2.69)         0.01        2.29          4.43          4.02
      --------       --------      --------     --------     --------      --------
        --             --            --           (0.03)        (0.02)        (0.04)
         (0.55)         (2.29)        (1.37)      (1.58)        (0.92)        (0.75)
      --------       --------      --------     --------     --------      --------
         (0.55)         (2.29)        (1.37)      (1.61)        (0.94)        (0.79)
      --------       --------      --------     --------     --------      --------
      $  14.56       $  16.00      $  20.98     $ 22.34      $  21.66      $  18.17
      ========       ========      ========     ========     ========      ========
         (5.04)%       (14.20)%        0.50%      11.70%        25.28%        27.96%
      ========       ========      ========     ========     ========      ========
      $148,002       $159,736      $250,523     $314,558     $332,156      $176,027
          0.95%(d)       0.96%         0.99%       0.97%         0.96%         1.00%
          0.12%(d)      (0.05)%        0.11%       0.17%         0.25%         0.50%
             7%            38%           44%         53%           34%           33%
          0.95%(d)       1.17%         1.17%       1.14%         1.14%         1.25%

                       See Notes to Financial Statements.

Munder Power Plus Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                      A SHARES                   B SHARES
                                                               -----------------------    -----------------------
                                                               PERIOD ENDED    PERIOD     PERIOD ENDED    PERIOD
                                                               12/31/01        ENDED      12/31/01        ENDED
                                                               (UNAUDITED)     6/30/01    (UNAUDITED)     6/30/01
                                                               --------------------------------------------------
Net asset value, beginning of period.......................       $ 9.86       $10.00        $ 9.83       $ 10.00
                                                                  ------       ------        ------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss........................................        (0.06)       (0.01)        (0.09)        (0.02)
Net realized and unrealized loss on investments............        (1.26)       (0.13)        (1.27)        (0.15)
                                                                  ------       ------        ------       -------
Total from investment operations...........................        (1.32)       (0.14)        (1.36)        (0.17)
                                                                  ------       ------        ------       -------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain...............        (0.06)        --           (0.06)        --
                                                                  ------       ------        ------       -------
Total distributions........................................        (0.06)        --           (0.06)        --
                                                                  ------       ------        ------       -------
Net asset value, end of period.............................       $ 8.48       $ 9.86        $ 8.41       $  9.83
                                                                  ======       ======        ======       =======
TOTAL RETURN(B)............................................       (13.38)%      (1.40)%      (13.72)%       (1.70)%
                                                                  ======       ======        ======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......................       $45,152      $59,147       $62,736      $73,409
Ratio of operating expenses to average net assets..........         1.90%(c)     1.50%(c)      2.65%(c)      2.25%(c)
Ratio of net investment loss to average net assets.........        (1.29)%(c)   (0.41)%(c)     (2.04)%(c)   (1.16)%(c)
Portfolio turnover rate....................................           57%          36%           57%           36%
Ratio of operating expenses to average net assets without
  expenses reimbursed......................................         1.90%(c)     1.50%(c)      2.65%(c)      2.25%(c)

------------
(a) The Munder Power Plus Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares commenced operations on March 13, 2001.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Amount represents less than $.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

            II SHARES                           Y SHARES
    -------------------------           -------------------------
    PERIOD ENDED      PERIOD            PERIOD ENDED      PERIOD
    12/31/01          ENDED             12/31/01          ENDED
    (UNAUDITED)       6/30/01           UNAUDITED)        6/30/01
-----------------------------------------------------------------
      $  9.84         $ 10.00             $  9.87         $10.00
      -------         -------             -------         ------
        (0.09)          (0.02)              (0.04)          0.00(d)
        (1.27)          (0.14)              (1.28)         (0.13)
      -------         -------             -------         ------
        (1.36)          (0.16)              (1.32)         (0.13)
      -------         -------             -------         ------
        (0.06)          --                  (0.06)          --
      -------         -------             -------         ------
        (0.06)          --                  (0.06)          --
      -------         -------             -------         ------
      $  8.42         $  9.84             $  8.49         $ 9.87
      =======         =======             =======         ======
       (13.71)%         (1.60)%            (13.26)%        (1.30)%
      =======         =======             =======         ======
      $24,757         $29,928             $ 1,906         $2,039
         2.65%(c)        2.25%(c)            1.65%(c)       1.25%(c)
        (2.04)%(c)      (1.16)%(c)          (1.04)%(c)     (0.16)%(c)
           57%             36%                 57%            36%
         2.65%(c)        2.25%(c)            1.65%(c)       1.25%(c)

                       See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                     A SHARES
                                                   ----------------------------------------------------------------------------
                                                   PERIOD ENDED    YEAR       YEAR          YEAR          YEAR          YEAR
                                                   12/31/01        ENDED      ENDED         ENDED         ENDED         ENDED
                                                   (UNAUDITED)     6/30/01    6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97
                                                   ----------------------------------------------------------------------------
Net asset value, beginning of period...........       $13.22       $ 12.09      $12.78        $14.94        $14.40      $11.22
                                                      ------       -------      ------        ------        ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................         0.39          0.44        0.56          0.57          0.64        0.44
Net realized and unrealized gain/(loss) on
  investments..................................        (0.17)         1.30       (0.57)        (1.63)         0.66        3.26
                                                      ------       -------      ------        ------        ------      ------
Total from investment operations...............         0.22          1.74       (0.01)        (1.06)         1.30        3.70
                                                      ------       -------      ------        ------        ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income...........        (0.38)        (0.43)      (0.56)        (0.60)        (0.62)      (0.48)
Distributions in excess of net investment
  income.......................................       --             --          --            --            --          (0.01)
Distributions from net realized gains..........       --             --          --            (0.39)        (0.14)       --
Distributions from capital.....................       --             (0.18)      (0.12)        (0.11)        --          (0.03)
                                                      ------       -------      ------        ------        ------      ------
Total distributions............................        (0.38)        (0.61)      (0.68)        (1.10)        (0.76)      (0.52)
                                                      ------       -------      ------        ------        ------      ------
Net asset value, end of period.................       $13.06       $ 13.22      $12.09        $12.78        $14.94      $14.40
                                                      ======       =======      ======        ======        ======      ======
TOTAL RETURN(B)................................         1.77%        14.80%       0.63%        (6.66)%        8.93%      33.51%
                                                      ======       =======      ======        ======        ======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........       $3,096       $ 3,155      $3,730        $3,530        $4,099      $1,426
Ratio of operating expenses to average net
  assets.......................................         1.16%(d)      1.30%       1.33%         1.27%         1.28%       1.35%
Ratio of net investment income to average net
  assets.......................................         5.94%(d)      4.83%       4.90%         4.40%         4.15%       3.80%
Portfolio turnover rate........................           17%           30%         15%           22%           15%         15%
Ratio of operating expenses to average net
  assets without expenses reimbursed...........         1.16%(d)      1.30%       1.33%         1.27%         1.28%       1.38%

------------
(a) The Munder Real Estate Equity Investment Fund Class A Shares and Class B Shares commenced operations on September 30, 1994 and October 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         B SHARES
------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR         YEAR            YEAR            YEAR            YEAR
    12/31/01          ENDED        ENDED           ENDED           ENDED           ENDED
    (UNAUDITED)       6/30/01      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97
------------------------------------------------------------------------------------------
       $13.19         $12.10         $12.77          $14.93          $14.40        $11.22
       ------         ------         ------          ------          ------        ------
         0.34           0.34           0.47            0.47            0.53          0.36
        (0.17)          1.27          (0.54)          (1.63)           0.65          3.24
       ------         ------         ------          ------          ------        ------
         0.17           1.61          (0.07)          (1.16)           1.18          3.60
       ------         ------         ------          ------          ------        ------
        (0.33)         (0.34)         (0.48)          (0.51)          (0.51)        (0.38)
       --               --            --              --              --            (0.01)
       --               --            --              (0.39)          (0.14)         --
       --              (0.18)         (0.12)          (0.10)          --            (0.03)
       ------         ------         ------          ------          ------        ------
        (0.33)         (0.52)         (0.60)          (1.00)          (0.65)        (0.42)
       ------         ------         ------          ------          ------        ------
       $13.03         $13.19         $12.10          $12.77          $14.93        $14.40
       ======         ======         ======          ======          ======        ======
         1.38%         13.67%         (0.04)%         (7.37)%          8.12%        32.52%
       ======         ======         ======          ======          ======        ======
       $3,310         $3,571         $3,291          $5,337          $6,956        $4,606
         1.91%(d)       2.05%          2.08%           2.02%           2.03%         2.10%
         5.19%(d)       4.08%          4.15%           3.70%           3.40%         3.05%
           17%            30%            15%             22%             15%           15%
             %(d)
         1.91           2.05%          2.08%           2.02%           2.03%         2.13%

                       See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                   C SHARES
                                                 ----------------------------------------------------------------------------
                                                 PERIOD ENDED    YEAR       YEAR          YEAR          YEAR          YEAR
                                                 12/31/01        ENDED      ENDED         ENDED         ENDED         ENDED
                                                 (UNAUDITED)     6/30/01    6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97
                                                 ----------------------------------------------------------------------------
Net asset value, beginning of period.........       $13.26       $12.16       $12.82        $14.98        $14.44      $11.25
                                                    ------       ------       ------        ------        ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................         0.34         0.34         0.48          0.48          0.53        0.36
Net realized and unrealized gain/(loss) on
  investments................................        (0.16)        1.28        (0.54)        (1.64)         0.66        3.26
                                                    ------       ------       ------        ------        ------      ------
Total from investment operations.............         0.18         1.62        (0.06)        (1.16)         1.19        3.62
                                                    ------       ------       ------        ------        ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income.........        (0.33)       (0.34)       (0.48)        (0.51)        (0.51)      (0.39)
Distributions in excess of net investment
  income.....................................       --             --          --            --            --          (0.01)
Distributions from net realized gains........       --             --          --            (0.39)        (0.14)       --
Distributions from capital...................       --            (0.18)       (0.12)        (0.10)        --          (0.03)
                                                    ------       ------       ------        ------        ------      ------
Total distributions..........................        (0.33)       (0.52)       (0.60)        (1.00)        (0.65)      (0.43)
                                                    ------       ------       ------        ------        ------      ------
Net asset value, end of period...............       $13.11       $13.26       $12.16        $12.82        $14.98      $14.44
                                                    ======       ======       ======        ======        ======      ======
TOTAL RETURN(B)..............................         1.45%       13.68%        0.04%        (7.34)%        8.17%      32.57%
                                                    ======       ======       ======        ======        ======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).........       $  919       $  938       $  669        $1,251        $1,513      $  537
Ratio of operating expenses to average net
  assets.....................................         1.91%(d)     2.05%        2.08%         2.02%         2.03%       2.10%
Ratio of net investment income to average net
  assets.....................................         5.19%(d)     4.08%        4.15%         3.73%         3.40%       3.05%
Portfolio turnover rate......................           17%          30%          15%           22%           15%         15%
Ratio of operating expenses to average net
  assets without expenses reimbursed.........         1.91%(d)     2.05%        2.08%         2.02%         2.03%       2.13%

------------
(a) The Munder Real Estate Equity Investment Fund Class C shares and Class Y shares commenced operations on January 5, 1996 and October 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                     Y SHARES
-----------------------------------------------------------------------------------
    PERIOD ENDED       YEAR       YEAR          YEAR          YEAR          YEAR
    12/31/01           ENDED      ENDED         ENDED         ENDED         ENDED
    (UNAUDITED)        6/30/01    6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97
-----------------------------------------------------------------------------------
      $ 13.23          $12.13      $ 12.80       $ 14.95       $ 14.40      $ 11.22
      -------          -------     -------       -------       -------      -------
         0.41            0.47         0.59          0.60          0.68         0.51
        (0.17)           1.28        (0.55)        (1.62)         0.66         3.22
      -------          -------     -------       -------       -------      -------
         0.24            1.75         0.04         (1.02)         1.34         3.73
      -------          -------     -------       -------       -------      -------
        (0.40)          (0.47)       (0.59)        (0.64)        (0.65)       (0.51)
       --                --          --            --            --           (0.01)
       --                --          --            (0.39)        (0.14)       --
       --               (0.18)       (0.12)        (0.10)        --           (0.03)
      -------          -------     -------       -------       -------      -------
        (0.40)          (0.65)       (0.71)        (1.13)        (0.79)       (0.55)
      -------          -------     -------       -------       -------      -------
      $ 13.07          $13.23      $ 12.13       $ 12.80       $ 14.95      $ 14.40
      =======          =======     =======       =======       =======      =======
         1.90%          14.89%        0.96%        (6.35)%        9.24%       33.79%
      =======          =======     =======       =======       =======      =======
      $47,153          $49,483     $55,645       $68,856       $82,611      $48,206
         0.91%(d)        1.05%        1.08%         1.02%         1.03%        1.10%
         6.19%(d)        5.08%        5.15%         4.73%         4.40%        4.05%
           17%             30%          15%           22%           15%          15%
         0.91%(d)        1.05%        1.08%         1.02%         1.03%        1.13%

                       See Notes to Financial Statements.

Munder Small-Cap Value Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                 A SHARES
                                             --------------------------------------------------------------------------------
                                             PERIOD ENDED    YEAR        YEAR          YEAR          YEAR          PERIOD
                                             12/31/01        ENDED       ENDED         ENDED         ENDED         ENDED
                                             (UNAUDITED)     06/30/01    6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97(C)
                                             --------------------------------------------------------------------------------
Net asset value, beginning of period.....       $16.43        $12.19       $13.10        $14.24        $12.04        $10.22
                                                ------        ------       ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss).............         0.06          0.14         0.04          0.06          0.08          0.09
Net realized and unrealized gain/(loss)
  on investments.........................         0.19          4.22        (0.89)        (0.86)         2.82          1.77
                                                ------        ------       ------        ------        ------        ------
Total from investment operations.........         0.25          4.36        (0.85)        (0.80)         2.90          1.86
                                                ------        ------       ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income.....        (0.05)        (0.12)       (0.05)        (0.05)        (0.06)        (0.04)
Distributions in excess of net investment
  income.................................       --             --           (0.01)        (0.02)        --            --
Distributions from net realized capital
  gains..................................        (0.94)        --           --            (0.27)        (0.64)        --
                                                ------        ------       ------        ------        ------        ------
Total distributions......................        (0.99)        (0.12)       (0.06)        (0.34)        (0.70)        (0.04)
                                                ------        ------       ------        ------        ------        ------
Net asset value, end of period...........       $15.69        $16.43       $12.19        $13.10        $14.24        $12.04
                                                ======        ======       ======        ======        ======        ======
TOTAL RETURN(B)..........................         2.29%        35.89%       (6.57)%       (5.19)%       24.36%        18.20%
                                                ======        ======       ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).....       $9,165        $7,872       $3,469        $6,015        $6,474        $1,164
Ratio of operating expenses to average
  net assets.............................         1.42%(d)      1.29%        1.31%         1.23%         1.27%         1.38%(d)
Ratio of net investment income/(loss) to
  average net assets.....................         0.77%(d)      0.92%        0.31%         0.49%         0.56%         1.93%(d)
Portfolio turnover rate..................           56%          140%          76%           69%           53%           73%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed.............................         1.42%(d)      1.29%        1.31%         1.23%         1.27%         1.51%(d)

------------
(a) The Munder Small-Cap Value Fund Class A Shares and Class B Shares commenced operations on January 10, 1997 and February 11, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                      B SHARES
------------------------------------------------------------------------------------
    PERIOD ENDED    YEAR        YEAR          YEAR          YEAR          PERIOD
    12/31/01        ENDED       ENDED         ENDED         ENDED         ENDED
    (UNAUDITED)     06/30/01    6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97(C)
------------------------------------------------------------------------------------
      $ 16.24       $ 12.06       $13.03        $14.19        $12.03        $10.76
      -------       -------       ------        ------        ------        ------
         0.00(e)       0.12        (0.05)        (0.03)        (0.03)         0.05
         0.20          4.07        (0.91)        (0.84)         2.83          1.24
      -------       -------       ------        ------        ------        ------
         0.20          4.19        (0.96)        (0.87)         2.80          1.29
      -------       -------       ------        ------        ------        ------
        (0.01)        (0.01)       --            (0.00)(e)     --            (0.02)
       --             --           (0.01)        (0.02)        --            --
        (0.94)        --           --            (0.27)        (0.64)        --
      -------       -------       ------        ------        ------        ------
        (0.95)        (0.01)       (0.01)        (0.29)        (0.64)        (0.02)
      -------       -------       ------        ------        ------        ------
      $ 15.49       $ 16.24       $12.06        $13.03        $14.19        $12.03
      =======       =======       ======        ======        ======        ======
         1.92%        34.80%       (7.38)%       (5.85)%       23.58%        12.03%
      =======       =======       ======        ======        ======        ======
      $22,342       $15,063       $2,741        $3,287        $3,237        $  373
         2.17%(d)      2.04%        2.06%         1.98%         2.02%         2.13%(d)
         0.02%(d)      0.17%       (0.44)%       (0.27)%       (0.19)%        1.18%(d)
           56%          140%          76%           69%           53%           73%
         2.17%(d)      2.04%        2.06%         1.98%         2.02%         2.26%(d)

                       See Notes to Financial Statements.

Munder Small-Cap Value Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                  C SHARES
                                              --------------------------------------------------------------------------------
                                              PERIOD ENDED    YEAR        YEAR          YEAR          YEAR          PERIOD
                                              12/31/01        ENDED       ENDED         ENDED         ENDED         ENDED
                                              (UNAUDITED)     06/30/01    6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97(C)
                                              --------------------------------------------------------------------------------
Net asset value, beginning of period......       $16.19        $12.02       $13.00        $14.18        $12.02        $10.22
                                                 ------        ------       ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)..............         0.00(e)       0.13        (0.05)        (0.03)        (0.03)         0.05
Net realized and unrealized gain/(loss) on
  investments.............................         0.20          4.05        (0.92)        (0.86)         2.83          1.78
                                                 ------        ------       ------        ------        ------        ------
Total from investment operations..........         0.20          4.18        (0.97)        (0.89)         2.80          1.83
                                                 ------        ------       ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income......        (0.01)        (0.01)       --            (0.00)(e)     --            (0.03)
Distributions in excess of net investment
  income..................................       --             --           (0.01)        (0.02)        --            --
Distributions from net realized capital
  gains...................................        (0.94)        --           --            (0.27)        (0.64)        --
                                                 ------        ------       ------        ------        ------        ------
Total distributions.......................        (0.95)        (0.01)       (0.01)        (0.29)        (0.64)        (0.03)
                                                 ------        ------       ------        ------        ------        ------
Net asset value, end of period............       $15.44        $16.19       $12.02        $13.00        $14.18        $12.02
                                                 ======        ======       ======        ======        ======        ======
TOTAL RETURN(B)...........................         1.92%        34.83%       (7.47)%       (6.00)%       23.60%        17.92%
                                                 ======        ======       ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)......       $6,866        $4,772       $1,275        $1,845        $1,932        $  197
Ratio of operating expenses to average net
  assets..................................         2.17%(d)      2.04%        2.06%         1.98%         2.02%         2.13%(d)
Ratio of net investment income/(loss) to
  average net assets......................         0.02%(d)      0.17%       (0.44)%       (0.27)%       (0.19)%        1.18%(d)
Portfolio turnover rate...................           56%          140%          76%           69%           53%           73%
Ratio of operating expenses to average net
  assets without expenses reimbursed......         2.17%(d)      2.04%        2.06%         1.98%         2.02%         2.26%(d)

------------
(a) The Munder Small-Cap Value Fund Class C Shares and Class Y Shares commenced operations on January 13, 1997 and December 26, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                      Y SHARES
------------------------------------------------------------------------------------
    PERIOD ENDED    YEAR        YEAR          YEAR          YEAR          PERIOD
    12/31/01        ENDED       ENDED         ENDED         ENDED         ENDED
    (UNAUDITED)     06/30/01    6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97(C)
------------------------------------------------------------------------------------
      $ 16.44       $ 12.20      $ 13.13       $ 14.25       $ 12.04       $ 10.00
      -------       -------      -------       -------       -------       -------
         0.08          0.16         0.07          0.09          0.11          0.12
         0.18          4.23        (0.92)        (0.85)         2.84          1.96
      -------       -------      -------       -------       -------       -------
         0.26          4.39        (0.85)        (0.76)         2.95          2.08
      -------       -------      -------       -------       -------       -------
        (0.07)        (0.15)       (0.08)        (0.09)        (0.10)        (0.04)
       --             --           --            --            --            --
        (0.94)        --           --            (0.27)        (0.64)        --
      -------       -------      -------       -------       -------       -------
        (1.01)        (0.15)       (0.08)        (0.36)        (0.74)        (0.04)
      -------       -------      -------       -------       -------       -------
      $ 15.69       $ 16.44      $ 12.20       $ 13.13       $ 14.25       $ 12.04
      =======       =======      =======       =======       =======       =======
         2.42%        36.11%       (6.45)%       (5.01)%       24.84%        20.86%
      =======       =======      =======       =======       =======       =======
      $42,618       $44,955      $31,920       $59,432       $71,251       $18,271
         1.17%(d)      1.04%        1.06%         0.98%         1.02%         1.13%(d)
         1.02%(d)      1.17%        0.56%         0.72%         0.81%         2.18%(d)
           56%          140%          76%           69%           53%           73%
         1.17%(d)      1.04%        1.06%         0.98%         1.02%         1.26%(d)

                       See Notes to Financial Statements.

Munder Small Company Growth Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                               A SHARES
                                         -------------------------------------------------------------------------------------
                                         PERIOD ENDED       YEAR          YEAR          YEAR          YEAR          YEAR
                                         12/31/01(C)        ENDED         ENDED         ENDED         ENDED         ENDED
                                         (UNAUDITED)        6/30/01(C)    6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97(C)
                                         -------------------------------------------------------------------------------------
Net asset value, beginning of
  period.............................      $ 15.01           $ 20.18       $ 16.53       $ 19.96       $ 21.61       $ 21.08
                                           -------           -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss..................        (0.05)            (0.11)        (0.15)        (0.07)        (0.13)        (0.12)
Net realized and unrealized
  gain/(loss) on investments.........        (1.48)            (4.09)         3.80         (2.15)         2.59          3.64
                                           -------           -------       -------       -------       -------       -------
Total from investment operations.....        (1.53)            (4.20)         3.65         (2.22)         2.46          3.52
                                           -------           -------       -------       -------       -------       -------
LESS DISTRIBUTIONS:
Distributions from net realized
  capital gains......................       --                 (0.44)        --            (1.21)        (4.11)        (2.99)
Distributions in excess of net
  realized gains.....................       --                 (0.42)        --            --            --            --
Distributions from capital...........       --                 (0.11)        --            --            --            --
                                           -------           -------       -------       -------       -------       -------
Total distributions..................         0.00             (0.97)        --            (1.21)        (4.11)        (2.99)
                                           -------           -------       -------       -------       -------       -------
Net asset value, end of period.......      $ 13.48           $ 15.01       $ 20.18       $ 16.53       $ 19.96       $ 21.61
                                           =======           =======       =======       =======       =======       =======
TOTAL RETURN(B)......................       (10.19)%          (21.39)%       22.26%       (10.92)%       12.41%        18.88%
                                           =======           =======       =======       =======       =======       =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).............................      $ 9,108           $11,151       $16,611       $25,729       $20,909       $11,646
Ratio of operating expenses to
  average net assets.................         1.35%(d)          1.28%         1.26%         1.22%         1.20%         1.22%
Ratio of net investment loss to
  average net assets.................        (0.81)%(d)        (0.69)%       (0.89)%       (0.44)%       (0.57)%       (0.62)%
Portfolio turnover rate..............           30%              162%          158%          108%          123%           98%
Ratio of operating expenses to
  average net assets without expenses
  reimbursed.........................         1.35%(d)          1.28%         1.26%         1.22%         1.20%         1.22%

------------
(a) The Munder Small Company Growth Fund Class A Shares and Class B Shares commenced operations on November 23, 1992 and April 28, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                        B SHARES
----------------------------------------------------------------------------------------
    PERIOD ENDED       YEAR          YEAR          YEAR          YEAR         YEAR
    12/31/01(C)        ENDED         ENDED         ENDED         ENDED        ENDED
    (UNAUDITED)        6/30/01(C)    6/30/00(C)    6/30/99(C)    6/30/98(C)   6/30/97(C)
----------------------------------------------------------------------------------------
      $ 13.78           $ 18.75        $15.71       $ 19.16       $ 21.05       $20.74
      -------           -------        ------       -------       -------       ------
        (0.09)            (0.22)        (0.26)        (0.19)        (0.28)       (0.25)
        (1.36)            (3.78)         3.30         (2.05)         2.50         3.55
      -------           -------        ------       -------       -------       ------
        (1.45)            (4.00)         3.04         (2.24)         2.22         3.30
      -------           -------        ------       -------       -------       ------
       --                 (0.44)        --            (1.21)        (4.11)       (2.99)
       --                 (0.42)        --            --            --           --
       --                 (0.11)        --            --            --           --
      -------           -------        ------       -------       -------       ------
       --                 (0.97)         0.00         (1.21)        (4.11)       (2.99)
      -------           -------        ------       -------       -------       ------
      $ 12.33           $ 13.78        $18.75       $ 15.71       $ 19.16       $21.05
      =======           =======        ======       =======       =======       ======
       (10.52)%          (21.88)%       19.49%       (11.55)%       11.51%       18.06%
      =======           =======        ======       =======       =======       ======
      $ 5,620           $ 6,691        $8,562       $ 8,745       $14,013       $5,735
         2.10%(d)          2.03%         2.01%         1.97%         1.95%        1.97%
        (1.56)%(d)        (1.44)%       (1.64)%       (1.19)%       (1.32)%      (1.37)%
           30%              162%          158%          108%          123%          98%
         2.10%(d)          2.03%         2.01%         1.97%         1.95%        1.97%

                       See Notes to Financial Statements.

Munder Small Company Growth Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                 C SHARES
                                             --------------------------------------------------------------------------------
                                             PERIOD ENDED      YEAR         YEAR         YEAR         YEAR         YEAR
                                             12/31/01(C)       ENDED        ENDED        ENDED        ENDED        ENDED
                                             (UNAUDITED)       6/30/01(C)   6/30/00(C)   6/30/99(C)   6/30/98(C)   6/30/97(C)
                                             --------------------------------------------------------------------------------
Net asset value, beginning of period......     $ 14.01          $ 19.07       $15.97      $ 19.46       $21.32       $20.93
                                               -------          -------       ------      -------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.......................       (0.09)           (0.22)       (0.26)       (0.19)       (0.28)       (0.25)
Net realized and unrealized gain/(loss) on
  investments.............................       (1.38)           (3.87)        3.36        (2.09)        2.53         3.63
                                               -------          -------       ------      -------       ------       ------
Total from investment operations..........       (1.47)           (4.09)        3.10        (2.28)        2.25         3.38
                                               -------          -------       ------      -------       ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income......      --                --           --           --           --           --
Distributions from net realized capital
  gains...................................      --                (0.44)       --           (1.21)       (4.11)       (2.99)
Distributions in excess of net realized
  gains...................................      --                (0.42)       --           --           --           --
Distributions from capital................      --                (0.11)       --           --           --           --
                                               -------          -------       ------      -------       ------       ------
Total distributions.......................      --                (0.97)       --           (1.21)       (4.11)       (2.99)
                                               -------          -------       ------      -------       ------       ------
Net asset value, end of period............     $ 12.54          $ 14.01       $19.07      $ 15.97       $19.46       $21.32
                                               =======          =======       ======      =======       ======       ======
TOTAL RETURN(B)...........................      (10.49)%         (21.95)%      19.49%      (11.58)%      11.50%       18.26%
                                               =======          =======       ======      =======       ======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)......     $ 2,300          $ 2,584       $3,352      $ 3,839       $6,319       $2,271
Ratio of operating expenses to average net
  assets..................................        2.10%(d)         2.03%        2.01%        1.97%        1.95%        1.97%
Ratio of net investment loss to average
  net assets..............................       (1.56)%(d)       (1.44)%      (1.64)%      (1.19)%      (1.32)%      (1.37)%
Portfolio turnover rate...................          30%             162%         158%         108%         123%          98%
Ratio of operating expenses to average net
  assets without waivers..................        2.10%(d)         2.03%        2.01%        1.97%        1.95%        1.97%

------------
(a) The Munder Small Company Growth Fund Class C Shares and Class Y Shares commenced operations on September 26, 1995 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                        Y SHARES
-----------------------------------------------------------------------------------------
    PERIOD ENDED       YEAR          YEAR          YEAR          YEAR          YEAR
    12/31/01(C)        ENDED         ENDED         ENDED         ENDED         ENDED
    (UNAUDITED)        6/30/01(C)    6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97(C)
-----------------------------------------------------------------------------------------
      $ 15.11           $ 20.29       $  16.83      $  20.26      $  21.84      $  21.21
      -------           -------       --------      --------      --------      --------
        (0.04)            (0.07)         (0.11)        (0.03)        (0.07)        (0.07)
        (1.48)            (4.14)          3.57         (2.17)         2.60          3.69
      -------           -------       --------      --------      --------      --------
        (1.52)            (4.21)          3.46         (2.20)         2.53          3.62
      -------           -------       --------      --------      --------      --------
       --                 --            --             (0.02)       --            --
       --                 (0.44)        --             (1.21)        (4.11)        (2.99)
       --                 (0.42)        --            --            --            --
       --                 (0.11)        --            --            --            --
      -------           -------       --------      --------      --------      --------
       --                 (0.97)        --             (1.23)        (4.11)        (2.99)
      -------           -------       --------      --------      --------      --------
      $ 13.59           $ 15.11       $  20.29      $  16.83      $  20.26      $  21.84
      =======           =======       ========      ========      ========      ========
       (10.06)%          (21.20)%        20.63%       (10.62)%       12.57%        19.26%
      =======           =======       ========      ========      ========      ========
      $51,986           $62,348       $122,547      $163,827      $209,081      $152,772
         1.10%(d)          1.03%          1.01%         0.97%         0.95%         0.97%
        (0.56)%(d)        (0.44)%        (0.64)%       (0.19)%       (0.32)%       (0.37)%
           30%              162%           158%          108%          123%           98%
         1.10%(d)          1.03%          1.01%         0.97%         0.95%         0.97%

                       See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                   A SHARES
                                              ----------------------------------------------------------------------------------
                                              PERIOD ENDED    YEAR        YEAR          YEAR          YEAR            PERIOD
                                              12/31/01(C)     ENDED       ENDED         ENDED         ENDED           ENDED
                                              (UNAUDITED)     6/30/01     6/30/00(C)    6/30/99(C)    6/30/98(C)      6/30/97(C)
                                              ----------------------------------------------------------------------------------
Net asset value, beginning of period......       $ 8.62       $12.78        $11.69        $ 8.99        $12.92          $10.18
                                                 ------       ------        ------        ------        ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)..............        (0.00)(e)    (0.07)         0.00(e)       0.03          0.11            0.05
Net realized and unrealized gain/(loss) on
  investments.............................        (0.19)       (4.05)         1.09          2.67         (3.73)           2.71
                                                 ------       ------        ------        ------        ------          ------
Total from investment operations..........        (0.19)       (4.12)         1.09          2.70         (3.62)           2.76
                                                 ------       ------        ------        ------        ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income......        (0.00)(e)    (0.04)        --            --            (0.04)          (0.02)
Distributions from net realized gains.....       --             --           --            --            (0.05)          --
Distributions in excess of net realized
  gains...................................       --             --           --            --            (0.22)          --
                                                 ------       ------        ------        ------        ------          ------
Total distributions.......................        (0.00)(e)    (0.04)        --            --            (0.31)          (0.02)
                                                 ------       ------        ------        ------        ------          ------
Net asset value, end of period............       $ 8.43       $ 8.62        $12.78        $11.69        $ 8.99          $12.92
                                                 ======       ======        ======        ======        ======          ======
TOTAL RETURN(B)...........................        (2.15)%     (32.32)%        9.32%        30.03%       (28.34)%         27.16%
                                                 ======       ======        ======        ======        ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)......       $2,409       $1,685        $3,637        $  961        $  632          $  532
Ratio of operating expenses to average net
  assets..................................         1.64%(d)     2.02%         1.98%         1.85%         1.89%           1.79%(d)
Ratio of net investment income/(loss) to
  average net assets......................        (0.07)%(d)   (0.54)%       (0.02)%        0.39%         0.93%           1.14%(d)
Portfolio turnover rate...................          149%         223%          177%          159%           94%             46%
Ratio of operating expenses to average net
  assets without expenses reimbursed......         1.64%(d)     2.08%         2.14%         2.12%         2.14%           5.43%(d)

------------
(a) The Munder Framlington Emerging Markets Fund Class A Shares and Class B Shares commenced operations on January 14, 1997 and February 25, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $ 0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                           B SHARES
----------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR          YEAR            YEAR            YEAR            PERIOD
    12/31/01(C)       ENDED         ENDED           ENDED           ENDED           ENDED
    (UNAUDITED)       6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
----------------------------------------------------------------------------------------------
       $ 8.42         $12.52          $11.47          $ 8.95          $12.91          $11.13
       ------         ------          ------          ------          ------          ------
        (0.03)         (0.16)          (0.10)          (0.03)           0.02            0.01
        (0.18)         (3.94)           1.15            2.55           (3.71)           1.79
       ------         ------          ------          ------          ------          ------
        (0.21)         (4.10)           1.05            2.52           (3.69)           1.80
       ------         ------          ------          ------          ------          ------
       --               --             --              --              (0.00)(e)       (0.02)
       --               --             --              --              (0.05)          --
       --               --             --              --              (0.22)          --
       ------         ------          ------          ------          ------          ------
       --               --             --              --              (0.27)          (0.02)
       ------         ------          ------          ------          ------          ------
       $ 8.21         $ 8.42          $12.52          $11.47          $ 8.95          $12.91
       ======         ======          ======          ======          ======          ======
        (2.73)%       (32.67)%          9.15%          28.16%         (28.90)%         16.21%
       ======         ======          ======          ======          ======          ======
       $1,397         $1,587          $3,012          $1,121          $  511          $  134
         2.39%(d)       2.76%           2.73%           2.60%           2.64%           2.54%(d)
        (0.82)%(d)     (1.28)%         (0.77)%         (0.36)%          0.18%           0.39%(d)
          149%           223%            177%            159%             94%             46%
         2.39%(d)       2.83%           2.88%           2.87%           2.89%           6.18%(d)

                       See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                            C SHARES
                                            --------------------------------------------------------------------------
                                            PERIOD ENDED   YEAR      YEAR         YEAR         YEAR         PERIOD
                                            12/31/01(C)    ENDED     ENDED        ENDED        ENDED        ENDED
                                            (UNAUDITED)    6/30/01   6/30/00(C)   6/30/99(C)   6/30/98(C)   6/30/97(C)
                                            --------------------------------------------------------------------------
Net asset value, beginning of period....       $ 8.36      $12.43      $11.47       $ 8.96       $12.92       $10.95
                                               ------      ------      ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)............        (0.03)      (0.15)      (0.10)       (0.03)        0.02         0.01
Net realized and unrealized gain/(loss)
  on investments........................        (0.19)      (3.92)       1.06         2.54        (3.71)        1.96
                                               ------      ------      ------       ------       ------       ------
Total from investment operations........        (0.22)      (4.07)       0.96         2.51        (3.69)        1.97
                                               ------      ------      ------       ------       ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income....       --            --         --           --           (0.00)(e)    (0.00)(e)
Distributions from net realized gains...       --            --         --           --           (0.05)       --
Distributions in excess of net realized
  gains.................................       --            --         --           --           (0.22)       --
                                               ------      ------      ------       ------       ------       ------
Total distributions.....................       --            --         --           --           (0.27)       (0.00)(e)
                                               ------      ------      ------       ------       ------       ------
Net asset value, end of period..........       $ 8.14      $ 8.36      $12.43       $11.47       $ 8.96       $12.92
                                               ======      ======      ======       ======       ======       ======
TOTAL RETURN(B).........................        (2.63)%    (32.74)%      8.37%       28.01%      (28.88)%      18.03%
                                               ======      ======      ======       ======       ======       ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....       $  353      $  439      $  807       $  497       $  132       $   24
Ratio of operating expenses to average
  net assets............................         2.39%(d)    2.76%       2.73%        2.60%        2.64%        2.54%(d)
Ratio of net investment income/(loss) to
  average net assets....................        (0.82)%(d)  (1.28)%     (0.77)%      (0.36)%       0.18%        0.39%(d)
Portfolio turnover rate.................          149%        223%        177%         159%          94%          46%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed............................         2.39%(d)    2.83%       2.89%        2.87%        2.89%        6.18%(d)

------------
(a) The Munder Framlington Emerging Markets Fund Class C Shares and Class Y Shares commenced operations on March 3, 1997 and December 31, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $ 0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                      Y SHARES
------------------------------------------------------------------------------------
    PERIOD ENDED        YEAR       YEAR         YEAR         YEAR         PERIOD
    12/31/01(C)         ENDED      ENDED        ENDED        ENDED        ENDED
    (UNAUDITED)         6/30/01    6/30/00(C)   6/30/99(C)   6/30/98(C)   6/30/97(C)
------------------------------------------------------------------------------------
      $  8.51           $ 12.70     $ 11.64      $  9.00      $ 12.92       $10.00
      -------           -------     -------      -------      -------       ------
         0.01             (0.05)       0.03         0.05         0.13         0.07
        (0.19)            (4.05)       1.03         2.59        (3.72)        2.88
      -------           -------     -------      -------      -------       ------
        (0.18)            (4.10)       1.06         2.64        (3.59)        2.95
      -------           -------     -------      -------      -------       ------
        (0.02)            (0.09)      --           --           (0.06)       (0.03)
       --                 --          --           --           (0.05)       --
       --                 --          --           --           (0.22)       --
      -------           -------     -------      -------      -------       ------
        (0.02)            (0.09)      --           --           (0.33)       (0.03)
      -------           -------     -------      -------      -------       ------
      $  8.31           $  8.51     $ 12.70      $ 11.64      $  9.00       $12.92
      =======           =======     =======      =======      =======       ======
        (2.17)%          (32.31)%      9.11%       29.33%      (28.12)%      29.51%
      =======           =======     =======      =======      =======       ======
      $ 7,891           $11,913     $19,896      $17,857      $14,332       $4,826
         1.39%(d)          1.76%       1.73%        1.60%        1.64%        1.54%(d)
         0.18%(d)         (0.28)%      0.23%        0.64%        1.18%        1.39%(d)
          149%              223%        177%         159%          94%          46%
         1.39%(d)          1.83%       1.89%        1.87%        1.89%        5.18%(d)

                       See Notes to Financial Statements.

Munder Framlington Global Financial Services Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                       A SHARES                   B SHARES
                                                                -----------------------    -----------------------
                                                                PERIOD ENDED    PERIOD     PERIOD ENDED    PERIOD
                                                                12/31/01        ENDED      12/31/01(C)     ENDED
                                                                (UNAUDITED)     6/30/01    (UNAUDITED)     6/30/01
                                                                --------------------------------------------------
Net asset value, beginning of period........................       $10.52       $10.62        $10.50       $10.79
                                                                   ------       ------        ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)................................        (0.02)        0.12         (0.06)        0.02
Net realized and unrealized gain/(loss)on investments.......        (0.83)       (0.13)        (0.82)       (0.28)
                                                                   ------       ------        ------       ------
Total from investment operations............................        (0.85)       (0.01)        (0.88)       (0.26)
                                                                   ------       ------        ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................       --            (0.05)       --            (0.02)
Distributions from capital..................................       --            (0.04)       --            (0.01)
                                                                   ------       ------        ------       ------
Total distributions.........................................       --            (0.09)       --            (0.03)
                                                                   ------       ------        ------       ------
Net asset value, end of period..............................       $ 9.67       $10.52        $ 9.62       $10.50
                                                                   ======       ======        ======       ======
TOTAL RETURN(B).............................................        (8.08)%      (0.12)%       (8.38)%      (2.45)%
                                                                   ======       ======        ======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................       $  976       $1,253        $1,269       $1,578
Ratio of operating expenses to average net assets...........         1.72%(d)     1.51%(d)      2.47%(d)     2.26%(d)
Ratio of net investment income/(loss) to average net
  assets....................................................        (0.40)%(d)    0.81%(d)     (1.15)%(d)    0.06%(d)
Portfolio turnover rate.....................................           30%          82%           30%          82%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................         2.44%(d)     2.65%(d)      3.19%(d)     3.40%(d)

------------
(a) The Munder Framlington Global Financial Services Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares commenced operations on July 3, 2000, July 7, 2000, July 20, 2000 and June 24, 1998 respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average share method.

(d) Annualized

(e) The amount shown at this caption for each share outstanding throughout the period may not accord with the change in aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

            II SHARES                                          Y SHARES
    -------------------------      -----------------------------------------------------------------
    PERIOD ENDED      PERIOD       PERIOD ENDED      YEAR         YEAR         YEAR          PERIOD
    12/31/01(C)       ENDED        12/31/01(C)       ENDED        ENDED        ENDED         ENDED
    (UNAUDITED)       6/30/01      (UNAUDITED)       6/30/01      6/30/00      6/30/99       6/30/98
----------------------------------------------------------------------------------------------------
       $10.51         $10.86          $10.53         $10.62       $10.02       $10.19        $10.00
       ------         ------          ------         ------       ------       ------        ------
        (0.06)          0.02           (0.01)          0.14         0.12         0.10          0.01
        (0.82)         (0.34)          (0.83)         (0.11)        0.65        (0.23)(e)      0.18
       ------         ------          ------         ------       ------       ------        ------
        (0.88)         (0.32)          (0.84)          0.03         0.77        (0.13)         0.19
       ------         ------          ------         ------       ------       ------        ------
       --              (0.02)         --              (0.08)       (0.17)       (0.04)         --
       --              (0.01)         --              (0.04)        --           --            --
       ------         ------          ------         ------       ------       ------        ------
       --              (0.03)         --              (0.12)       (0.17)       (0.04)         --
       ------         ------          ------         ------       ------       ------        ------
       $ 9.63         $10.51          $ 9.69         $10.53       $10.62       $10.02        $10.19
       ======         ======          ======         ======       ======       ======        ======
        (8.37)%        (2.99)%         (7.98)%         0.17%        7.89%       (1.29)%        1.90%
       ======         ======          ======         ======       ======       ======        ======
       $  646         $  866          $  235         $3,298       $4,466       $2,947        $1,834
         2.47%(d)       2.26%(d)        1.47%(d)       1.26%        1.25%        1.18%         1.14%(d)
        (1.15)%(d)      0.06%(d)       (0.15)%(d)      1.06%        1.20%        1.16%         3.60%(d)
           30%            82%             30%            82%          65%          75%            0%
         3.19%(d)       3.40%(d)        2.19%(d)       2.40%        2.06%        2.45%         1.14%(d)

                       See Notes to Financial Statements.

Munder Framlington Healthcare Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                             A SHARES
                                          -------------------------------------------------------------------------------
                                          PERIOD ENDED    YEAR          YEAR          YEAR          YEAR          PERIOD
                                          12/31/01(C)     ENDED         ENDED         ENDED         ENDED         ENDED
                                          (UNAUDITED)     6/30/01(C)    6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97
                                          -------------------------------------------------------------------------------
Net asset value, beginning of
  period..............................      $  25.31       $  28.35      $ 10.46        $11.82        $10.89      $11.30
                                            --------       --------      -------        ------        ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss...................         (0.17)         (0.35)       (0.22)        (0.13)        (0.15)      (0.01)
Net realized and unrealized
  gain/(loss) on investments..........         (2.07)         (1.93)       18.11         (1.13)         1.08       (0.40)
                                            --------       --------      -------        ------        ------      ------
Total from investment operations......         (2.24)         (2.28)       17.89         (1.26)         0.93       (0.41)
                                            --------       --------      -------        ------        ------      ------
LESS DISTRIBUTIONS:
Distributions from net realized
  gains...............................        --              (0.55)       --            (0.08)        --           --
Distributions in excess of net
  realized gains......................        --              (0.21)       --            (0.02)        --           --
                                            --------       --------      -------        ------        ------      ------
Total distributions...................        --              (0.76)       --            (0.10)        --           --
                                            --------       --------      -------        ------        ------      ------
Net asset value, end of period........      $  23.07       $  25.31      $ 28.35        $10.46        $11.82      $10.89
                                            ========       ========      =======        ======        ======      ======
TOTAL RETURN(B).......................         (8.85)%        (8.38)%     171.03%       (10.69)%        8.54%      (3.63)%
                                            ========       ========      =======        ======        ======      ======
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)..............................      $137,482       $167,514      $79,441        $3,382        $4,984      $  664
Ratio of operating expenses to average
  net assets..........................          1.61%(d)       1.55%        1.61%         1.61%         1.62%       1.55%(d)
Ratio of net investment loss to
  average net assets..................         (1.53)%(d)     (1.28)%      (1.01)%       (1.27)%       (1.20)%     (0.95)%(d)
Portfolio turnover rate...............            19%            45%          60%           49%           47%         14%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed..........................          1.70%(d)       1.55%        1.63%         1.92%         2.40%       7.33%(d)

------------
(a) The Munder Framlington Healthcare Fund Class A Shares and Class B Shares commenced operations on February 14, 1997 and January 31, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                     B SHARES
-----------------------------------------------------------------------------------
    PERIOD ENDED    YEAR          YEAR          YEAR          YEAR          PERIOD
    12/31/01(C)     ENDED         ENDED         ENDED         ENDED         ENDED
    (UNAUDITED)     6/30/01(C)    6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97
-----------------------------------------------------------------------------------
      $  24.48       $  27.64      $  10.27       $11.69        $10.85      $11.02
      --------       --------      --------       ------        ------      ------
         (0.24)         (0.53)        (0.37)       (0.21)        (0.23)      (0.02)
         (2.02)         (1.87)        17.74        (1.11)         1.07       (0.15)
      --------       --------      --------       ------        ------      ------
         (2.26)         (2.40)        17.37        (1.32)         0.84       (0.17)
      --------       --------      --------       ------        ------      ------
        --              (0.55)       --            (0.08)        --           --
        --              (0.21)       --            (0.02)        --           --
      --------       --------      --------       ------        ------      ------
        --              (0.76)       --            (0.10)        --           --
      --------       --------      --------       ------        ------      ------
      $  22.22       $  24.48      $  27.64       $10.27        $11.69      $10.85
      ========       ========      ========       ======        ======      ======
         (9.23)%        (9.04)%      169.13%      (11.40)%        7.83%      (1.54)%
      ========       ========      ========       ======        ======      ======
      $191,009       $224,080      $102,859       $6,682        $8,664      $1,063
          2.36%(d)       2.30%         2.36%        2.36%         2.37%       2.30%(d)
         (2.28)%(d)     (2.03)%       (1.75)%      (2.02)%       (1.95)%     (1.70)%(d)
            19%            45%           60%          49%           47%         14%
          2.45%(d)       2.30%         2.38%        2.67%         3.15%       8.08%(d)

                       See Notes to Financial Statements.

Munder Framlington Healthcare Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                              C SHARES
                                       ---------------------------------------------------------------------------------------
                                       PERIOD ENDED      YEAR            YEAR            YEAR            YEAR          PERIOD
                                       12/31/01(C)       ENDED           ENDED           ENDED           ENDED         ENDED
                                       (UNAUDITED)       6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)    6/30/97
                                       ---------------------------------------------------------------------------------------
Net asset value, beginning of
  period...........................      $  24.46         $  27.62        $ 10.27         $ 11.69         $ 10.86      $10.40
                                         --------         --------        -------         -------         -------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss................         (0.24)           (0.53)         (0.40)          (0.21)          (0.23)      (0.01)
Net realized and unrealized
  gain/(loss) on investments.......         (2.02)           (1.87)         17.75           (1.11)           1.06        0.47
                                         --------         --------        -------         -------         -------      ------
Total from investment operations...         (2.26)           (2.40)         17.35           (1.32)           0.83        0.46
                                         --------         --------        -------         -------         -------      ------
LESS DISTRIBUTIONS:
Distributions from net realized
  gains............................        --                (0.55)         --              (0.08)          --           --
Distributions in excess of net
  realized gains...................        --                (0.21)         --              (0.02)          --           --
                                         --------         --------        -------         -------         -------      ------
Total distributions................        --                (0.76)         --              (0.10)          --           --
                                         --------         --------        -------         -------         -------      ------
Net asset value, end of period.....      $  22.20         $  24.46        $ 27.62         $ 10.27         $ 11.69      $10.86
                                         ========         ========        =======         =======         =======      ======
TOTAL RETURN(B)....................         (9.24)%          (9.05)%       168.94%         (11.40)%          7.73%       4.42%
                                         ========         ========        =======         =======         =======      ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)...........................      $102,001         $122,087        $77,156         $ 1,652         $ 3,378      $  164
Ratio of operating expenses to
  average net assets...............          2.36%(d)         2.30%          2.36%           2.36%           2.37%       2.30%(d)
Ratio of net investment loss to
  average net assets...............         (2.28)%(d)       (2.03)%        (1.75)%         (2.02)%         (1.95)%     (1.70)%(d)
Portfolio turnover rate............            19%              45%            60%             49%             47%         14%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed..............          2.45%(d)         2.30%          2.38%           2.67%           3.15%       8.08%(d)

------------
(a) The Munder Framlington Healthcare Fund Class C Shares and Class Y Shares commenced operations on January 13, 1997 and December 31, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Y SHARES
---------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR            YEAR            PERIOD
    12/31/01(C)       ENDED           ENDED           ENDED           ENDED           ENDED
    (UNAUDITED)       6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97
---------------------------------------------------------------------------------------------
       $25.57           $28.56         $ 10.50          $11.84          $10.89        $10.00
       ------           ------         -------          ------          ------        ------
        (0.14)           (0.29)          (0.13)          (0.11)          (0.11)        (0.03)
        (2.10)           (1.94)          18.19           (1.13)           1.06          0.92
       ------           ------         -------          ------          ------        ------
        (2.24)           (2.23)          18.06           (1.24)           0.95          0.89
       ------           ------         -------          ------          ------        ------
       --                (0.55)          --              (0.08)          --             --
       --                (0.21)          --              (0.02)          --             --
       ------           ------         -------          ------          ------        ------
       --                (0.76)          --              (0.10)          --             --
       ------           ------         -------          ------          ------        ------
       $23.33           $25.57         $ 28.56          $10.50          $11.84        $10.89
       ======           ======         =======          ======          ======        ======
        (8.76)%          (8.14)%        171.74%         (10.42)%          8.72%         8.90%
       ======           ======         =======          ======          ======        ======
       $8,429           $9,640         $15,989          $5,303          $5,458        $2,086
         1.36%(d)         1.30%           1.36%           1.36%           1.37%         1.30%(d)
        (1.28)%(d)       (1.03)%         (0.76)%         (1.03)%         (0.95)%       (0.70)%(d)
           19%              45%             60%             49%             47%           14%
         1.45%(d)         1.30%           1.38%           1.67%           2.15%         7.08%(d)

                       See Notes to Financial Statements.

Munder Framlington International Growth Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                   A SHARES
                                              ----------------------------------------------------------------------------------
                                              PERIOD ENDED    YEAR          YEAR          YEAR          YEAR          PERIOD
                                              12/31/01        ENDED         ENDED         ENDED         ENDED         ENDED
                                              (UNAUDITED)     6/30/01(C)    6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97(C)
                                              ----------------------------------------------------------------------------------
Net asset value, beginning of period......       $10.02       $   15.79      $  12.79      $  11.92      $  11.35       $10.10
                                                 ------       ---------      --------      --------      --------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)..............        (0.04)          (0.04)        (0.05)        (0.02)         0.02         0.05
Net realized and unrealized gain/(loss) on
  investments.............................        (1.18)          (4.62)         3.72          0.90          0.61         1.20
                                                 ------       ---------      --------      --------      --------       ------
Total from investment operations..........        (1.22)          (4.66)         3.67          0.88          0.63         1.25
                                                 ------       ---------      --------      --------      --------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income......        (0.11)         --             (0.08)       --             (0.02)       --
Distributions in excess of net investment
  income..................................       --              --             (0.05)       --            --            --
Distributions from net realized gains.....       --               (1.11)        (0.54)        (0.01)        (0.03)       --
Distributions in excess of net realized
  gains...................................       --              --            --            --             (0.01)       --
                                                 ------       ---------      --------      --------      --------       ------
Total distributions.......................        (0.11)          (1.11)        (0.67)        (0.01)        (0.06)       --
                                                 ------       ---------      --------      --------      --------       ------
Net asset value, end of period............       $ 8.69       $   10.02      $  15.79      $  12.79      $  11.92       $11.35
                                                 ======       =========      ========      ========      ========       ======
TOTAL RETURN(B)...........................       (12.09)%        (31.24)%       28.89%         7.36%         5.60%       12.38%
                                                 ======       =========      ========      ========      ========       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)......       $1,107       $   1,519      $  1,715      $  2,869      $  1,601       $1,103
Ratio of operating expenses to average net
  assets..................................         1.69%(d)        1.72%         1.69%         1.60%         1.62%        1.55%(d)
Ratio of net investment income/(loss) to
  average net assets......................        (0.84)%(d)      (0.29)%       (0.34)%       (0.16)%        0.21%        1.01%(d)
Portfolio turnover rate...................          116%            119%           65%           66%           38%          15%
Ratio of operating expenses to average net
  assets without expenses reimbursed......         1.84%(d)        1.81%         1.71%         1.75%         1.82%        2.56%(d)

------------
(a) The Munder Framlington International Growth Fund Class A Shares and Class B Shares commenced operations on February 20, 1997 and March 19, 1997 respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                       B SHARES
--------------------------------------------------------------------------------------
    PERIOD ENDED    YEAR          YEAR          YEAR          YEAR          PERIOD
    12/31/01        ENDED         ENDED         ENDED         ENDED         ENDED
    (UNAUDITED)     6/30/01(C)    6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97(C)
--------------------------------------------------------------------------------------
       $ 9.76         $15.51       $  12.56      $  11.83      $  11.32       $ 9.85
       ------         ------       --------      --------      --------       ------
        (0.07)         (0.13)         (0.17)        (0.10)        (0.06)        0.01
        (1.15)         (4.51)          3.66          0.84          0.61         1.46
       ------         ------       --------      --------      --------       ------
        (1.22)         (4.64)          3.49          0.74          0.55         1.47
       ------         ------       --------      --------      --------       ------
        (0.11)         --            --            --            --            --
       --              --            --            --            --            --
       --              (1.11)         (0.54)        (0.01)        (0.03)       --
       --              --            --            --             (0.01)       --
       ------         ------       --------      --------      --------       ------
        (0.11)         (1.11)         (0.54)        (0.01)        (0.04)       --
       ------         ------       --------      --------      --------       ------
       $ 8.43         $ 9.76       $  15.51      $  12.56      $  11.83       $11.32
       ======         ======       ========      ========      ========       ======
       (12.42)%       (31.70)%        27.96%         6.23%         4.88%       14.92%
       ======         ======       ========      ========      ========       ======
       $  730         $1,034       $  1,638      $    546      $    591       $  128
         2.44%(d)       2.47%          2.44%         2.36%         2.37%        2.30%(d)
        (1.59)%(d)     (1.04)%        (1.09)%       (0.92)%       (0.54)%       0.26%(d)
          116%           119%            65%           66%           38%          15%
         2.59%(d)       2.56%          2.46%         2.51%         2.57%        3.31%(d)

                       See Notes to Financial Statements.

Munder Framlington International Growth Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                   C SHARES
                                             ------------------------------------------------------------------------------------
                                             PERIOD ENDED    YEAR          YEAR            YEAR          YEAR          PERIOD
                                             12/31/01        ENDED         ENDED           ENDED         ENDED         ENDED
                                             (UNAUDITED)     6/30/01(C)    6/30/00(C)      6/30/99(C)    6/30/98(C)    6/30/97(C)
                                             ------------------------------------------------------------------------------------
Net asset value, beginning of period.....       $ 9.78         $15.55        $12.58          $11.86        $11.33        $10.03
                                                ------         ------        ------          ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss).............        (0.07)         (0.12)        (0.17)          (0.10)        (0.06)         0.01
Net realized and unrealized gain/(loss)
  on investments.........................        (1.16)         (4.54)         3.68            0.83          0.63          1.29
                                                ------         ------        ------          ------        ------        ------
Total from investment operations.........        (1.23)         (4.66)         3.51            0.73          0.57          1.30
                                                ------         ------        ------          ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income.....        (0.11)         --            --              --            --            --
Distributions in excess of net investment
  income.................................       --              --            --              --            --            --
Distributions from net realized gains....       --              (1.11)        (0.54)          (0.01)        (0.03)        --
Distributions in excess of net realized
  gains..................................       --              --            --              --            (0.01)        --
                                                ------         ------        ------          ------        ------        ------
Total distributions......................        (0.11)         (1.11)        (0.54)          (0.01)        (0.04)        --
                                                ------         ------        ------          ------        ------        ------
Net asset value, end of period...........       $ 8.44         $ 9.78        $15.55          $12.58        $11.86        $11.33
                                                ======         ======        ======          ======        ======        ======
TOTAL RETURN(B)..........................       (12.39)%       (31.75)%       28.07%           6.13%         5.05%        12.96%
                                                ======         ======        ======          ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).....       $  568         $  867        $1,118          $  172        $  196        $   62
Ratio of operating expenses to average
  net assets.............................         2.44%(d)       2.47%         2.44%           2.36%         2.37%         2.30%(d)
Ratio of net investment income/(loss) to
  average net assets.....................        (1.59)%(d)     (1.04)%       (1.09)%          0.92%        (0.54)%        0.26%(d)
Portfolio turnover rate..................          116%           119%           65%             66%           38%           15%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed.............................         2.59%(d)       2.56%         2.46%           2.51%         2.58%         3.31%(d)

------------
(a) The Munder Framlington International Growth Fund Class C Shares and Class Y Shares commenced operations on February 13, 1997 and December 31, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                            Y SHARES
------------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR            YEAR            PERIOD
    12/31/01          ENDED           ENDED           ENDED           ENDED           ENDED
    (UNAUDITED)       6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
------------------------------------------------------------------------------------------------
      $ 10.06          $ 15.81         $ 12.81         $ 11.94         $ 11.35         $ 10.00
      -------          -------         -------         -------         -------         -------
        (0.03)            0.00(e)        (0.01)           0.01            0.05            0.07
        (1.19)           (4.64)           3.74            0.87            0.61            1.28
      -------          -------         -------         -------         -------         -------
        (1.22)           (4.64)           3.73            0.88            0.66            1.35
      -------          -------         -------         -------         -------         -------
        (0.11)           --              (0.12)          --              (0.03)          --
       --                --              (0.07)          --              --              --
       --                (1.11)          (0.54)          (0.01)          (0.03)          --
       --                --              --              --              (0.01)          --
      -------          -------         -------         -------         -------         -------
        (0.11)           (1.11)          (0.73)          (0.01)          (0.07)          --
      -------          -------         -------         -------         -------         -------
      $  8.73          $ 10.06         $ 15.81         $ 12.81         $ 11.94         $ 11.35
      =======          =======         =======         =======         =======         =======
       (11.94)%         (31.06)%         29.34%           7.35%           5.86%          13.50%
      =======          =======         =======         =======         =======         =======
      $42,392          $50,405         $73,916         $60,940         $64,643         $23,831
         1.44%(d)         1.47%           1.44%           1.36%           1.37%           1.30%(d)
        (0.59)%(d)       (0.04)%         (0.09)%          0.08%           0.46%           1.26%(d)
          116%             119%             65%             66%             38%             15%
         1.59%(d)         1.56%           1.46%           1.51%           1.57%           2.31%(d)

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

The Munder Funds
        Notes to Financial Statements, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 33 portfolios currently in operation. Information presented in these financial statements pertains only to the equity funds set forth below (each a "Fund", and collectively, the "Funds"). The financial statements for the other remaining funds of MFI, MFT and the Framlington are presented in separate reports.

                      EQUITY FUNDS
                      MFI:
                      Munder Bio(Tech)(2) Fund
                      Munder Digital Economy Fund
                      Munder Large-Cap Growth Fund (formerly Munder Focus Growth
                      Fund)
                      Munder Micro-Cap Equity Fund
                      Munder MidCap Select Fund
                      Munder Multi-Season Growth Fund
                      Munder Power Plus Fund
                      Munder Real Estate Equity Investment Fund
                      Munder Small-Cap Value Fund

                      MFT:
                      Munder Balanced Fund
                      Munder International Equity Fund
                      Munder Large-Cap Value Fund (formerly Munder Equity Income
                      Fund)
                      Munder Small Company Growth Fund

                      FRAMLINGTON:
                      Munder Framlington Emerging Markets Fund
                      Munder Framlington Global Financial Services Fund Munder Framlington Healthcare Fund
                      Munder Framlington International Growth Fund

   The Funds (with the exception of Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder Large-Cap Growth Fund, Munder MidCap Select Fund, Munder Power Plus Fund and Munder Framlington Global Financial Services Fund) offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder Large-Cap Growth Fund, Munder MidCap Select Fund, Munder Power Plus Fund and Munder Framlington Global Financial Services Fund offer five classes of shares -- Class A, Class B, Class II, Class K and Class Y Shares. As of December 31, 2001, the Class K Shares of Munder Large-Cap Growth Fund, Munder MidCap Select Fund and Munder Framlington Global Financial Services Fund had not commenced operations. The Financial Highlights of Class K Shares of the Funds are presented in a separate annual report. On October 31, 2001, Munder Focus Growth Fund and Munder Equity Income Fund changed their names to

The Munder Funds
        Notes to Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

Munder Large-Cap Growth Fund and Munder Large-Cap Value Fund, respectively. Each Fund is classified as a diversified management investment company under the 1940 Act.

   On November 13, 2001, the Board of Directors/Trustees of the Funds approved the reorganization of the Munder Digital Economy Fund with and into the Munder Large-Cap Growth Fund and the reorganization of the Munder Framlington Global Financial Services Fund with and into the Munder Large-Cap Value Fund. A meeting of the shareholders of the Munder Digital Economy Fund and the Munder Large-Cap Growth Fund and a meeting of the shareholders of the Munder Framlington Global Financial Services Fund has been called for April 2, 2002 for the purpose of seeking approval of the proposed reorganizations. The Munder Digital Economy Fund and the Munder Framlington Global Financial Services Fund were closed to new investors on November 15, 2001, and subsequently closed to all investors on December 31, 2001.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

   Security Valuation: Securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by the Boards of Trustees and Directors. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

   Forward Foreign Currency Exchange Contracts: Each of the Funds (except Real Estate Equity Investment Fund) may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the current exchange rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Munder Funds
        Notes to Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

   The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

   Foreign Currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period for the Munder International Equity Fund, Munder Framlington Emerging Markets Fund, Munder Global Financial Services Fund and Munder Framlington International Growth Fund. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net assets translations. Net realized gains and losses from foreign currency transactions include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

   Futures Contracts: Each of the Funds may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

   There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

   Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period during which a Fund seeks to assert its rights. Munder Capital Management or World Asset Management, a division of Munder Capital Management (the "Advisor"),

The Munder Funds
        Notes to Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

   Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned at the close of business on the preceding business day. These loans are terminable at any time and a Fund will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income is reflected on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

   Options: The Funds may write put or call options on securities they own or have the right to acquire, and may purchase call or put options written by others. Options may relate to individual securities, stock indices, foreign currencies or futures contracts. The purchase of any of these instruments can result in the loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security. The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

   When a Fund purchases an option, the premium paid by a Fund is recorded as an asset. When a Fund writes an option, an amount equal to the premium received is recorded as a liability. The amount of this asset or liability is adjusted daily to reflect the current market value of the option. If an option purchased by a Fund expires unexercised, a Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, a Fund will recognize a gain if the premium received by a Fund on the closing transaction exceeds the premium paid to purchase the option. When an option written by a Fund expires on its stipulated expiration date, a Fund realizes a gain equal to the net premium received for the option. When a Fund enters into a closing purchase transaction on an option written by it, a Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by a Fund.

   Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. General expenses of each Fund are prorated among the share classes based on the relative average net assets of each class.

   Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

   Income Recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is

The Munder Funds
        Notes to Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

effective for annual statements issued for fiscal years beginning after December 15, 2000 and contains a provision that requires investment companies to amortize premiums and discounts on fixed income securities. Prior to the adoption of the provision of the Guide, the Munder Balanced Fund did not amortize premiums or discounts on mortgage-backed securities. During the period, the Munder Balanced Fund began amortization of discount and premium on all fixed income securities using the effective interest method as required by the Guide.

   The effect of adopting and applying the provision of the Guide has not resulted in adjustments to the Munder Balanced Fund's net assets reported in the financial statements. Rather, the cumulative effect of the change has been reflected as an adjustment to the amount of amortized cost of fixed income securities held as of the beginning of the year based on retroactive computation of premium and discount from the initial acquisition date of each security. The effect of the change for the current year on net investment income, net realized and unrealized gains and losses has been recorded in the financial statements. Additionally, the effect of the change on the per share data and ratio of net investment income to average net assets has been reflected in the financial highlights.

   Effective July 1, 2001, the Munder Balanced Fund adopted this provision of the Guide. The cumulative effect of the change on cost of investments for periods prior to July 1, 2001 is $(10,081). The effects on net investment income, realized gain/(loss) and appreciation/(depreciation) for the period ended December 31, 2001 are $(7,811), $1,168 and $6,643, respectively.

   Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually (if available) by Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder International Equity Fund, Munder Large-Cap Growth Fund, Munder Micro-Cap Equity Fund, Munder MidCap Select Fund, Munder Multi-Season Growth Fund, Munder Power Plus Fund, Munder Small-Cap Value Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Global Financial Services Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund; quarterly (if available) by Munder Balanced Fund, Munder Large-Cap Value Fund and Munder Small Company Growth Fund; and monthly (if available) by Munder Real Estate Equity Investment Fund. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

   Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. The Munder Balanced Fund, Munder International Equity Fund, Munder Large-Cap Growth Fund, Munder Large-Cap Value Fund, Munder MidCap Select, Munder Multi-Season Growth Fund and Munder Small Company Growth Fund also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

   Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Munder Funds
        Notes to Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

2. INVESTMENT ADVISOR, SUB-ADVISOR AND OTHER RELATED PARTY TRANSACTIONS

   For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                    FEES ON ASSETS          FEES ON ASSETS
                                                  UP TO $250 MILLION    EXCEEDING $250 MILLION
                                                  ------------------    ----------------------
Munder Framlington Healthcare Fund and Munder
  Framlington International Growth Fund.......          1.00%                   0.75%

                                                   FEES ON AVERAGE
                                                   DAILY NET ASSETS
                                                  ------------------
Munder Bio(Tech)(2) Fund and Munder
  Framlington Emerging Markets Fund...........          1.25%
Munder Micro-Cap Equity Fund..................          1.00%
Munder Digital Economy Fund, Munder
  International Equity Fund, Munder Large-Cap
  Growth Fund, Munder Large-Cap Value Fund,
  Munder MidCap Select Fund, Munder Multi-
  Season Growth Fund, Munder Power Plus Fund,
  Munder Small-Cap Value Fund, Munder Small
  Company Growth Fund, and Munder Framlington
  Global Financial Services Fund..............          0.75%
Munder Real Estate Equity Investment Fund.....          0.74%
Munder Balanced Fund..........................          0.65%

   The Advisor voluntarily reimbursed expenses for period ended December 31, 2001, for the following Funds:

                            FUND                                FEES WAIVED
                            ----                                -----------
Munder Bio(Tech)(2) Fund....................................     $ 33,406
Munder Framlington Global Financial Services Fund...........       21,900
Munder Framlington Healthcare Fund..........................      201,151
Munder Framlington International Growth Fund................       37,373

   Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to Munder Bio(Tech)(2) Fund and the Munder Framlington Funds and is responsible for the management of each Fund including all decisions regarding purchases and sales of portfolio securities, except with respect to the Munder Framlington Global Financial Services Fund's portfolio. The Advisor is responsible for managing the U.S. holdings, and the Sub-Advisor is responsible for managing the foreign holdings in the Munder Framlington Global Financial Services Fund's portfolio. For its services with regard to Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to Munder Bio(Tech)(2) Fund, Munder Framlington Emerging Markets Fund and Munder Framlington Global Financial Services Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.625% of the Fund's average daily net assets. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

The Munder Funds
        Notes to Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

   Comerica Inc. ("Comerica"), through its wholly-owned subsidiary Comerica Bank, owns approximately 94% of the Advisor. Comerica Bank provides certain sub-transfer agency and related services to the Funds. As compensation for the sub-transfer agency and related services provided to the Funds, Comerica Bank receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica Bank and its customers. Comerica Bank earned $40,512 for its sub-transfer agency and related services to the Funds for the period ended December 31, 2001.

   Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, Framlington and St. Clair Funds, Inc. The fee consists of a $68,000 annual retainer ($90,000 for the Chairman) for services in such capacity, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of the Munder @Vantage Fund is paid an annual retainer of $4,000 for services as a Board member plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. No officer, director or employee of the Advisor, Sub-Advisor or Comerica received any compensation from MFI, MFT or Framlington.

3. DISTRIBUTION AND SERVICE PLAN

   The Funds have a Distribution and Service Plan (the "Plan") with respect to the Class A, Class B, Class C, Class II and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, the service fees are used primarily to pay securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Plan also permits payments with respect to Class B, Class C and Class II Shares to be made by each Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Funds).

   Comerica Securities, a wholly-owned subsidiary of Comerica, is among the Service Organizations who receive fees from the Funds under the Plan. For the period ended December 31, 2001, the Funds paid $6,460 to Comerica Securities for shareholder services provided to Class A, Class B, Class C, Class II and Class K shareholders.

   Comerica Bank is among the Service Organizations who receive fees from the Funds under the Plan. For the period ended December 31, 2001, the Funds paid $483,755 to Comerica Bank for shareholder services provided to the Class A, Class B, Class C, Class II and Class K shareholders.

   The effective rates, as a percentage of average daily net assets, payable under the Plan are as follows:

   Munder Balanced Fund, Munder International Equity Fund, Munder Large-Cap Value Fund, Munder Micro-Cap Equity Fund, Munder Multi-Season Growth Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund, Munder Small Company Growth Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund:

 CLASS A      CLASS B      CLASS C       CLASS K
  SHARES       SHARES       SHARES        SHARES
12B-1 FEES   12B-1 FEES   12B-1 FEES   SERVICE FEES
----------   ----------   ----------   ------------
  0.25%        1.00%        1.00%         0.25%

The Munder Funds
        Notes to Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

   Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder Large-Cap Growth Fund, Munder MidCap Select Fund, Munder Power Plus Fund and Munder Framlington Global Financial Services Fund:

 CLASS A      CLASS B      CLASS II      CLASS K
  SHARES       SHARES       SHARES        SHARES
12B-1 FEES   12B-1 FEES   12B-1 FEES   SERVICE FEES
----------   ----------   ----------   ------------
  0.25%        1.00%        1.00%         0.25%

4. SECURITIES TRANSACTIONS

   For the period ended December 31, 2001, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

                                                    COST OF PURCHASES      PROCEEDS FROM SALES
                                                    -----------------      -------------------
Munder Balanced Fund..........................         $43,818,112            $ 42,205,907
Munder Bio(Tech)(2) Fund......................           5,058,895               4,598,056
Munder Digital Economy Fund...................           3,257,925               5,501,513
Munder International Equity Fund..............           7,140,188              20,407,296
Munder Large-Cap Growth Fund..................           6,010,765               5,228,050
Munder Large-Cap Value Fund...................          29,702,772              36,400,363
Munder Micro-Cap Equity Fund..................          80,602,967              73,108,392
Munder MidCap Select Fund.....................          11,927,138               9,200,241
Munder Multi-Season Growth Fund...............          27,591,459              61,985,877
Munder Power Plus Fund........................          79,521,541              85,761,593
Munder Real Estate Equity Investment Fund.....           9,190,020              12,485,602
Munder Small-Cap Value Fund...................          45,767,174              43,579,411
Munder Small Company Growth Fund..............          25,810,761              36,130,575
Munder Framlington Emerging Markets Fund......          47,583,876              55,043,186
Munder Framlington Global Financial Services
  Fund........................................           1,383,041               4,749,003
Munder Framlington Healthcare Fund............          83,151,444             116,823,825
Munder Framlington International Growth
  Fund........................................          58,461,894              62,485,021

   For the period ended December 31, 2001, purchases and sales of U.S. Government securities, excluding short-term investments were $8,465,030 and $8,549,879, respectively, for the Munder Balanced Fund.

   For the period ended December 31, 2001, the Munder Small-Cap Value Fund had the following written covered call and put option contracts:

                                                    NUMBER OF CONTRACTS      PREMIUM AMOUNT
                                                    -------------------      --------------
Beginning of period...........................           --                      --
Written during the period.....................             1,680                $322,602
Expired during the period.....................              (200)                (35,399)
Exercised during the period...................              (200)                (63,398)
                                                           -----                --------
Balance at end of period......................             1,280                $223,805
                                                           =====                ========

The Munder Funds
        Notes to Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

   At December 31, 2001, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                             TAX BASIS         TAX BASIS
                                                             UNREALIZED        UNREALIZED
                                                            APPRECIATION      DEPRECIATION
                                                            ------------      ------------
Munder Balanced Fund..................................      $ 8,671,467       $  8,742,013
Munder Bio(Tech)(2) Fund..............................        2,168,362          2,638,480
Munder Digital Economy Fund...........................          470,443          2,198,522
Munder International Equity Fund......................       26,419,701         19,291,268
Munder Large-Cap Growth Fund..........................        1,572,230          2,769,649
Munder Large-Cap Value Fund...........................       26,571,301          5,942,873
Munder Micro-Cap Equity Fund..........................       24,319,060         11,559,506
Munder MidCap Select Fund.............................        4,683,663          1,851,331
Munder Multi-Season Growth Fund.......................       85,685,038         28,984,196
Munder Power Plus Fund................................        3,364,116         32,029,188
Munder Real Estate Equity Investment Fund.............        7,665,332          3,492,362
Munder Small-Cap Value Fund...........................       16,049,516          4,429,387
Munder Small Company Growth Fund......................       12,602,658         14,560,522
Munder Framlington Emerging Markets Fund..............        3,390,278          3,296,885
Munder Framlington Global Financial Services Fund.....          172,499            238,656
Munder Framlington Healthcare Fund....................       62,677,104        150,916,113
Munder Framlington International Growth Fund..........        3,292,878          5,090,372

5. TRANSACTIONS WITH AFFILIATED COMPANIES

   An affiliated company is a company in which a fund has ownership of at least 5% of the voting securities. At December 31, 2001, the Munder Power Plus Fund held the following security:

                                                         PURCHASED            SOLD
                                          VALUE AT     --------------    --------------     VALUE AT     REALIZED
              AFFILIATE                   6/30/01      COST    SHARES    COST    SHARES     12/31/01     GAIN/LOSS
              ---------                  ----------    ----    ------    ----    ------    ----------    ---------
Savanna Energy Services Corp. .......    $2,500,128    --      --        --      --        $1,786,153     --

6. GEOGRAPHIC AND INDUSTRY CONCENTRATION

   The Munder Bio(Tech)(2) Fund primarily invests in equity securities of companies whose principal business is focused on the biotechnology sector. The Munder Framlington Healthcare Fund primarily invests in companies providing healthcare and medical services and products. The value of these companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances.

   The Munder International Equity Fund and Munder Framlington International Growth Fund each intend to invest at least 80% of their assets in foreign securities. The Munder Framlington Global Financial Services Fund intends to invest at least 80% of its assets in at least three different countries including the United States. The Munder Framlington Emerging Markets Fund intends to invest at least 80% of its assets in securities of companies in emerging markets, based on the country of organization, the primary stock exchange on which the security is traded, the location of most of the company's assets, or the location where goods are produced or sold, investments are made or services are

The Munder Funds
        Notes to Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

performed that account for most of the company's revenues or profits. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. Government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

   The Munder Framlington Global Financial Services Fund primarily invests in equity securities of U.S. and foreign companies which are principally engaged in the financial services industry and companies providing services primarily within the financial services industry, and accordingly, is more susceptible to factors adversely affecting the financial services industry.

   The Munder Power Plus Fund will invest most of its assets in companies that are primarily engaged in non-regulated energy and power activities. As a result, the Fund will be particularly vulnerable to developments in the energy sector, fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific products or services and tax and other government regulation. The Fund will invest in companies that rely significantly on technological events or advances in their product development, production or operations. The value of stock of these companies is particularly vulnerable to rapid changes in technology product cycles, government regulation and completion. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

   The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

7. ORGANIZATIONAL COSTS

   Expenses incurred prior to June 30, 1998 in connection with the organization of the Funds, including the fees and expenses of registering and qualifying their shares for distribution under Federal securities regulations, were capitalized and amortized on a straight-line basis over a period of 5 years from commencement of operations.

8. REVOLVING LINE OF CREDIT

   Effective December 19, 2001, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which each of the Funds, and other Funds managed by the Advisor, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the fund for which a loan is extended. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum through December 18, 2001 and 0.10% per annum through December 19, 2002 on the daily amount of the unused commitment. During the period ended December 31, 2001 the Funds did not utilize the revolving line of credit and total commitment fees for the Funds were $12,249.

The Munder Funds
        Notes to Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

9. INCOME TAX INFORMATION

   As determined at June 30, 2001 the following Munder Funds had available for Federal Income tax purposes, unused capital losses as follows:

                                                    EXPIRING      EXPIRING      EXPIRING
                                                      2007          2008          2009
                                                   ----------    ----------    ----------
Munder Digital Economy Fund....................        --            --        $    3,875
Munder Micro-Cap Equity Fund...................        --            --           996,520
Munder Real Estate Equity Investment Fund......        --        $3,739,801     3,948,439
Munder Framlington Emerging Markets Fund.......    $5,449,416        --         2,111,714
Munder Framlington Global Financial Services
  Fund.........................................        18,708        18,278        54,755


                                                           THE MUNDER FUNDS

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan
            Arthur T. Porter
OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Melanie Mayo West, Assistant Secretary
            Cherie N. Ugorowski, Treasurer
            David W. Rumph, Assistant Treasurer
            Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR
            Munder Capital Management
            Munder Capital Center
            480 Pierce Street
            Birmingham, MI 48009
            World Asset Management, a division of Munder Capital Management (Munder International Equity Fund)
            225 East Brown Street, Suite 300
            Birmingham, MI 48009
TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581
ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110
DISTRIBUTOR
            Funds Distributor, Inc.
            60 State Street
            Boston, MA 02109
LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006
INDEPENDENT AUDITORS
            Ernst & Young LLP
            200 Clarendon Street
            Boston, MA 02116

SANNEQUITY1201

INVESTMENT ADVISORS:Munder Capital Management and
                    World Asset Management
DISTRIBUTED BY: Funds Distributor, Inc.

[MUNDER FUNDS BE FOCUSED LOGO]

FAMILY OF MUTUAL FUNDS

LARGE-CAP EQUITY
Large-Cap Growth
Multi-Season Growth
Index 500
Large-Cap Value

MID- TO MICRO-CAP EQUITY
MidCap Select
Small Company Growth
Small-Cap Value
Micro-Cap Equity

NICHE / SECTOR EQUITY
NetNet
Future Technology
Framlington Healthcare
Bio(Tech)(2)
Power Plus
Real Estate Equity Investment

HYBRID
Balanced
Fund of Funds

INTERNATIONAL
Framlington International Growth
International Equity
International Bond
Framlington Emerging Markets

TAXABLE INCOME
Bond
Intermediate Bond
U.S. Government Income

TAX-FREE INCOME
Michigan Tax-Free Bond
Tax-Free Bond
Tax-Free Short-Intermediate Bond

MONEY MARKET
Cash Investment
Money Market
Tax-Free Money Market
U.S. Treasury Money Market                                    Semi-Annual Report
                                                               December 31, 2001

                                                         THE MUNDER INCOME FUNDS
                                                        CLASS A, B, C & Y SHARES

                                                                            BOND
                                                               INTERMEDIATE BOND
                                                              INTERNATIONAL BOND
                                                          U.S. GOVERNMENT INCOME
                                                          MICHIGAN TAX-FREE BOND
                                                                   TAX-FREE BOND
                                                TAX-FREE SHORT-INTERMEDIATE BOND

                                                   THE MUNDER MONEY MARKET FUNDS
                                                        CLASS A, B, C & Y SHARES

                                                                 CASH INVESTMENT
                                                                    MONEY MARKET
                                                           TAX-FREE MONEY MARKET
                                                      U.S. TREASURY MONEY MARKET

                                                                    "We anticipate that financial
                                                                    market volatility will continue
                                                                    into 2002. Our goal is to take
                                                                    advantage of that volatility by
                                                                    seeking out opportunities that we
                                                                    believe will benefit our
                                                                    clients."

THE MUNDER FUNDS LETTER TO SHAREHOLDERS

DEAR FELLOW MUNDER FUND SHAREHOLDERS:

       The past six months have been difficult ones for the financial markets and for our nation. The S&P 500 Index, which was already in negative territory prior to September 11, fell by 14.67% during the third quarter. It then rebounded by 10.69% in the fourth quarter and generated a -5.56% return for the six-month period ending December 31. In contrast to the S&P 500 Index, the Lehman Brothers Aggregate Bond Index generated a positive return of 4.65% for the six-month period ending December 31, 2001, rising by 4.62% in the third quarter and 0.03% during the fourth quarter.

       The Federal Reserve reduced the Federal Funds rate twice during the third quarter. The first rate cut on August 21 was widely anticipated, but investors had not anticipated the second rate cut of 0.5 percentage points, which came in response to the terrorist attacks of September 11. In addition to the rate cut, the Federal Reserve quickly supplied additional liquidity to the financial system following September 11. The quick response of the Federal Reserve, and other central banks around the world, was an important factor in the continued and smooth functioning of the financial markets.

       The additional rate cuts and increased liquidity resulted in short-term and long-term interest rates continuing to fall throughout the third quarter. Lower quality bonds struggled as investors fled to high quality issues. Although the Federal Reserve lowered interest rates again during the fourth quarter, there was a pronounced bond market sell-off in November and December, which held back bond returns for the quarter. The yield on the ten-year Treasury note, which fell to its 2001 low of 4.18% on November 7, was yielding over 5% by the end of the year. High yield credits rebounded strongly in October and November, following a month of record underperformance in September, and generated strong performance for the quarter as a whole. There were continuing problems, however, in specific corporate sectors. In particular, Enron's woes tainted the bonds of corporations that had energy derivative business or off-balance sheet entities, as Enron did.

       We anticipate that financial market volatility will continue into 2002. Our goal is to take advantage of that volatility by seeking out opportunities that we believe will benefit our clients. In our fixed income funds, we will continue to avoid strategies based on interest rate forecasts, focusing instead on finding those bond market sectors and securities that are attractively valued.

       On the following pages, you will find information and commentary on the relative and absolute performance of each of the Funds covered in this Semi-Annual Report for the six months ended December 31, 2001. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment objectives.

       Very truly yours,

       /s/ James C. Robinson
       James C. Robinson, President
       The Munder Funds

Table of
        Contents

--------------------------------------------------------------------------------

                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                III         Munder Bond Fund
                                III         Munder Intermediate Bond Fund
                                IV          Munder International Bond Fund
                                IV          Munder U.S. Government Income Fund
                                V           Munder Michigan Tax-Free Bond Fund
                                VI          Munder Tax-Free Bond Fund
                                VI          Munder Tax-Free Short-Intermediate Bond Fund

                 PORTFOLIO OF INVESTMENTS --

                                            INCOME FUNDS:
                                1           Munder Bond Fund
                                5           Munder Intermediate Bond Fund
                                10          Munder International Bond Fund
                                13          Munder U.S. Government Income Fund
                                16          Munder Michigan Tax-Free Bond Fund
                                20          Munder Tax-Free Bond Fund
                                26          Munder Tax-Free Short-Intermediate Bond Fund

                                            MONEY MARKET FUNDS:
                                32          Munder Cash Investment Fund
                                34          Munder Money Market Fund
                                36          Munder Tax-Free Money Market Fund
                                49          Munder U.S. Treasury Money Market Fund
                                50          FINANCIAL STATEMENTS
                                72          FINANCIAL HIGHLIGHTS
                                111         NOTES TO FINANCIAL STATEMENTS

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE
           NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
           OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Management's Discussion of
        Fund Performance

--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
   The economic disruptions that resulted from September 11 removed any doubts that the economy would fall into a recession. In fact, the National Bureau of Economic Research (NBER) announced in December that a recession had begun in March 2001. By the time the NBER had pronounced that the economy was officially in a recession, however, investors were already anticipating an economic rebound in 2002. Reasons for this optimism included the increased liquidity provided by the Federal Reserve throughout 2001 and the increased fiscal stimulus given the sizeable spending bills that Congress passed in the wake of September 11.

   The National Association of Purchasing Management recently changed its name to the Institute for Supply Management (ISM), but its widely followed indices remain unchanged. Since its plunge to 39.8 in October, the ISM Index for manufacturing activity rebounded to 47.0 in November and stood at 48.2 in December. Both the production and new orders components rose above 50 in December, indicating expansion in these key categories. Historically, any reading over 42.7 tends to point to an expansion of the overall economy. The ISM's index for non-manufacturing activity stood at 54.2 in December, well into the range indicating expansion.

   The University of Michigan's index of consumer sentiment, which plunged from
91.5 in August to 81.8 in the aftermath of September 11, had moved back up to
88.8 by December. The Conference Board's consumer confidence index surged more dramatically, rising from 84.9 in November to 93.7 in December.

THE BOND MARKET
   During the six-month period ending December 31, 2001, the Lehman Brothers Aggregate Bond Index generated a return of 4.65%, well ahead of the -5.56% return for the S&P 500 Index. Most of the gain came during the third quarter, with the Lehman Brothers Aggregate Bond Index gaining 4.62%, compared to its 0.03% gain during the fourth quarter. While interest rates fell significantly across the maturity spectrum during the third quarter, rates began to move back up during the fourth quarter. The yield on three-month Treasury bills fell by 124 basis points (1.24 percentage points) in the third quarter but by only 62 basis points during the fourth quarter. The ten-year Treasury bond fell by 82 basis points during the third quarter but rose by 47 basis points in the fourth quarter. For all maturities, however, rates showed absolute declines for the six-month period ending December 31.

   Bond portfolios generated strong returns for in 2000 and early 2001. During those periods, as interest rates fell and bond prices rose, coupon income was supplemented by price appreciation. The same phenomenon continued to be evident in the third quarter of 2001, and to a lesser degree, in the fourth quarter.

[THE PERFORMANCE DATA CONTAINED IN THE FOLLOWING COMMENTARY ARE BASED ON THE Y CLASS OF SHARES. THE RETURNS FOR THE FUNDS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR UPON THE REDEMPTION OF FUND SHARES. PLEASE NOTE THAT IN SOME OF THE FOLLOWING COMMENTARY, THE MUNDER BOND FUNDS ARE COMPARED TO LEHMAN BROTHERS INDICES. IT IS IMPORTANT TO REMEMBER THAT THE RETURNS FOR THE MUNDER BOND FUNDS ARE REPORTED AFTER THE

--------------------------------------------------------------------------------

DEDUCTION OF ALL EXPENSES. SINCE THE LEHMAN BROTHERS INDICES ARE NOT ACTUAL FUNDS, THERE ARE NO EXPENSES NETTED AGAINST THEIR RETURNS. PLEASE NOTE THAT YOU CANNOT INVEST DIRECTLY IN AN INDEX.]

MUNDER BOND FUND

FUND MANAGERS: THE MUNDER BOND FUND TEAM
   The Fund earned a 2.97% return for the six-month period ending December 31, 2001, compared to the 4.71% return for the Fund's blended benchmark (50% Lehman Brothers Aggregate Bond Index/50% Lehman Brothers Credit Index) and the 4.02% median return for the Lipper universe of corporate debt A-rated mutual funds. The Fund has earned above-median returns for the one-month and three-month time periods ending December 31, 2001.

   The Fund lagged its blended Lehman benchmark for the six-month period ending December 31, with relative weakness in the third quarter offsetting fourth-quarter strength.

   There were some factors that contributed positively to Fund performance during the third quarter. These included the Fund's fully invested position and the fact that the interest rate risk of the Fund was similar to that of its benchmark. However, these positive factors were more than offset by the poor relative price performance of some of the airlines, insurance and telecommunications bonds held in the Fund, particularly in the post-September 11 period.

   The better tone in the bond market during the fourth quarter boosted some of the troubled credits in the Fund, especially in the telecommunications sector. This factor had the most significant impact on Fund returns during the quarter, helping the Fund to outperform its blended Lehman benchmark. Early in the quarter, the high quality focus of the Fund was also a positive for returns. However, with high yield and "BBB" credits rebounding as the quarter progressed, the Fund's overweighting in "AAA" and "AA" rated securities held back returns. This was only a partial offset, however, to the generally strong relative performance of the Fund during the quarter.

MUNDER INTERMEDIATE BOND FUND

FUND MANAGERS: The Munder Intermediate Bond Fund Team
   The Fund generated a 3.64% return for the six-month period ending December 31, 2001, relative to the 4.70% return for the Lehman Brothers Intermediate Government/Credit Index and a 3.50% median return for the Lipper universe of short intermediate investment grade debt mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the three-month, six-month, nine-month, one-year, two-year and five-year time periods ending December 31.

   While the Fund outperformed the median return of the Lipper universe for the six-month period ending December 31, it underperformed its Lehman benchmark. During the third quarter, the fully invested position of the Fund and the fact that the interest rate risk of the Fund was structured similarly to its Lehman benchmark had a positive impact on returns. However, these positive factors were more than offset by the weak relative performance of some of the Fund's holdings in

--------------------------------------------------------------------------------

the telecommunications, insurance and airline sectors, particularly in the aftermath of the September 11 attacks.

   During the fourth quarter, there was a significant rebound in lower quality names and, in that environment, the high quality of the Fund had a negative impact on returns. In addition, energy-related bonds were negatively impacted by Enron's woes. Mirant, an energy holding in the Fund, struggled as a result and was largely responsible for the underperformance of the Fund during the quarter.

MUNDER INTERNATIONAL BOND FUND

FUND MANAGERS: THE MUNDER INTERNATIONAL BOND FUND TEAM
   The Fund earned a return of 3.32% for the six-month period ending December 31, 2001 relative to the 3.48% return for the Salomon Brothers Non-U.S.$ World Government Bond Index and the 3.27% return for the Lipper universe of international income mutual funds. Compared to its Lipper universe, the Fund has earned above-median returns for the six-month time period ending December 31.

   International bond markets generated strong positive returns during the third quarter but negative returns in the fourth quarter. The Fund performed roughly in line with its Salomon benchmark during that six-month period.

   International bonds outperformed U.S. bonds during the third quarter, largely because of the weakening of the U.S. dollar and falling international interest rates. While most of the decline in the U.S. dollar took place before the tragic events of September 11, the decline in interest rates accelerated in the aftermath of the September 11 attacks as all of the major central banks joined the Federal Reserve in lowering interest rates. Switzerland had the strongest total returns for the quarter, taking into account both currency markets and local bond market returns. The Fund was not invested in Switzerland, which makes up only 0.72% of the Salomon Brothers Non-U.S.$ World Government Bond Index.

   Returns in local bond markets were generally positive for the fourth quarter, given the slight decline in interest rates. However, these gains were largely offset by renewed strength in the U.S. dollar. Australia and Sweden had the strongest returns, taking into account both local bond market returns and currency movements. As of December 31, the Fund was overweighted in the euro and underweighted in the yen. There was also a slight overweight in the U.K. and Sweden, while the position in Canada remained neutral.

MUNDER U.S. GOVERNMENT INCOME FUND

FUND MANAGERS: THE MUNDER U.S. GOVERNMENT INCOME FUND TEAM
   The Fund exhibited a return of 4.37% for the six-month period ending December 31, 2001, relative to the 4.85% return for the Lehman Brothers Government Bond Index and the 4.16% median return for the Lipper universe of general U.S. government mutual funds. Compared to the Lipper universe, the Fund has earned median or above-median returns for the one-month,

--------------------------------------------------------------------------------

three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending December 31.

   While the Fund outperformed the median return of its Lipper mutual fund universe during the six-month period ending December 31, it underperformed its Lehman benchmark by approximately 0.48 percentage points. Relative strength in the fourth quarter was not sufficient to offset a weaker third quarter.

   Given the widening gap between shorter-term and longer-term securities, the overweight in intermediate bonds was a positive for Fund performance during the third quarter. However, although the Fund's weighting in mortgages had been reduced prior to the third quarter, the weighting in mortgage-backed securities still held back returns.

   The Fund's holdings of seasoned mortgages, overweighted in the Fund, struggled early in the quarter as fears of a refinancing boom were realized. The defensive nature of the Fund's holdings in the mortgage area, however, helped to recoup some of this lost performance during the last part of the quarter. As interest rates began to climb in November, the Fund was able to outperform its Lehman benchmark.

MUNDER MICHIGAN TAX-FREE BOND FUND

FUND MANAGERS: THE MUNDER MICHIGAN TAX-FREE BOND FUND TEAM
   The Fund earned a return of 1.45% for the six-month period ending December 31, 2001, relative to the 1.76% median return for the Lipper universe of Michigan municipal debt mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the two-year, three-year and five-year time periods ending December 31. The Fund is also measured against a blended index made up of an equally weighted combination of the Lehman Brothers 10-year, 15-year and 20-year Municipal Bond Indexes. This Lehman blended index had a return of 2.04% for the six-month period ending December 31, 2001.

   Strong relative returns during the third quarter were not sufficient to offset relative weakness in the fourth quarter. As a result, the Fund underperformed its benchmark for the six-month period ending December 31.

   The Fund performed in line with its Lehman blended benchmark for the third quarter. Returns were boosted by the Fund's overweighting in securities with maturities of eight years or less and its focus on securities with credit ratings of AA and higher. In general, the choice of individual securities within each Fund sector was also a positive for returns. Partially offsetting these constructive factors was the Fund's overweight in securities with maturities greater than 22 years. These longer-term securities experienced an increase in rates after the terrorist attacks on September 11.

   The Fund underperformed its Lehman blended benchmark during the fourth quarter, dragging down its relative returns for the six-month period ending December 31. The greatest negative impact on Fund returns came from the Fund's overweighting in the three-year to twelve-year

--------------------------------------------------------------------------------

maturity sector. The Fund's high quality focus and its underweight in housing bonds also had a negative but more minor impact on the Fund's performance.

MUNDER TAX-FREE BOND FUND

FUND MANAGERS: THE MUNDER TAX-FREE BOND FUND TEAM
   The Fund earned a return of 1.43% for the six-month period ending December 31, 2001, relative to the 1.55% median return for the Lipper universe of general municipal debt mutual funds. Compared to the Lipper universe, the Fund has earned median or above-median returns for the two-year, three-year and five-year time periods ending December 31. The Fund is also measured against a blended benchmark made up of an equally weighted combination of the Lehman Brothers 10-year, 15-year and 20-year Municipal Bond Indexes. This Lehman blended index had a return of 2.04% for the six-month period ending December 31, 2001.

   The Fund performed in line with is Lehman blended benchmark during the third quarter. Fund performance for the quarter received a major boost from an overweighting in securities with maturities of eight years or less and an underweighting in New York bonds, which were negatively impacted by the terrorist attacks on September 11. The high quality of the Fund, with its overweighing of securities with a credit quality rating of AA and higher, also had a positive, although more minor, impact on performance. The largest detractor from performance during the quarter was the Fund's underweighting in California bonds.

   During the fourth quarter, the Fund's relative performance was held back by its overweighted position in securities with maturities ranging from three years to twelve years. Other factors that had a negative but more minor impact on the Fund's return for the quarter included an underweighting in New York bonds and housing bonds and an overweighting in Michigan securities. Given the weak relative performance during the fourth quarter, the Fund underperformed its benchmark for the six-month period ending December 31.

MUNDER TAX-FREE SHORT-INTERMEDIATE BOND FUND

FUND MANAGERS: THE MUNDER TAX-FREE SHORT-INTERMEDIATE BOND FUND TEAM
   The Fund earned a return of 1.85% for the six-month period ending December 31, 2001, relative to the 2.13% return of the Lehman Brothers Mutual Fund Intermediate/Short Muni Index and the 1.79% median return for the Lipper universe of short intermediate municipal debt mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the six-month, one-year, two-year, three-year and five-year time periods ending December 31.

   The Fund performed in line with its Lehman benchmark during the third quarter but had weaker relative returns during the fourth quarter. The major positive contributor to returns during the third quarter was the Fund's overweighting in securities with maturities of less than five years. Another significant boost to returns came from an underweighting in New York issues, which were negatively impacted by the events of September 11. The underweighting of investment-grade issues with a credit quality rating of less than AA also contributed positively to performance. The largest detractor from returns during the quarter was the underweighting in California bonds.

--------------------------------------------------------------------------------

   During the fourth quarter, Fund returns were held back by an underweight in New York securities and an overweight in Michigan securities. An overweighting in housing bonds and in "AAA" and "AA" securities also hurt the Fund's relative performance.

                      [This Page Intentionally Left Blank]

Munder Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
ASSET-BACKED SECURITIES -- 9.3%
$3,000,000    Capital One Master
                Trust,
                Series 2001-8A Class
                A, 4.600% due
                08/17/2009            $  2,933,531
 3,000,000    Detroit Edison
                Securitization
                Funding LLC,
                Series 2001-1 Class
                A3, 5.875% due
                03/01/2010               3,082,647
 4,400,000    Prudential Securities
                Secured Financing
                Corporation, Series
                1999-C2 Class A2,
                7.193% due
                04/15/2009               4,677,970
 3,000,000    Standard Credit Card
                Master Trust,
                Class A, Series
                1994-2, 7.250% due
                04/07/2008               3,239,613
                                      ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $13,680,791)                    13,933,761
                                      ------------
CORPORATE BONDS AND NOTES -- 64.1%
     CONSUMER DISCRETIONARY -- 4.6%
 1,500,000    Ford Motor Company,
                7.450% due
                07/16/2031               1,374,282
 2,500,000    Kohl's Corporation,
                6.300% due
                03/01/2011               2,527,738
 3,000,000    Target Corporation,
                5.400% due
                10/01/2008               2,962,716
                                      ------------
                                         6,864,736
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
     CONSUMER STAPLES -- 5.6%
$3,895,000    Anheuser-Busch
                Companies, 9.000%
                due 12/01/2009        $  4,694,550
 3,115,000    Coca-Cola Enterprises,
                8.500% due
                02/01/2022               3,742,021
                                      ------------
                                         8,436,571
                                      ------------
     DRUGS -- 2.2%
 3,000,000    Eli Lilly and Company,
                8.375% due
                02/07/2005***            3,324,390
                                      ------------
     ELECTRIC/GAS -- 4.4%
 2,600,000    El Paso Energy
                Corporation, 7.375%
                due 12/15/2012           2,606,604
 3,890,000    TECO Energy, Inc.,
                7.000% due
                10/01/2015               3,989,226
                                      ------------
                                         6,595,830
                                      ------------
     FINANCE -- 23.8%
 2,085,000    Axa, 8.600% due
                12/15/2030               2,329,650
 2,500,000    Block Financial
                Corporation, 8.500%
                due 04/15/2007           2,757,998
 4,500,000    CIT Group, Inc.,
                7.125% due
                10/15/2004               4,625,559
 2,500,000    Citigroup, Inc.,
                5.750% due
                05/10/2006               2,560,610
 1,400,000    Convergys Corporation,
                MTN, 2.895% due
                09/09/2002               1,397,644

                       See Notes to Financial Statements.

Munder Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
     FINANCE (CONTINUED)
$4,750,000    Countrywide Capital
                III, Subordinated
                Capital Income,
                Secs Series B,
                8.050% due
                06/15/2027            $  4,895,155
 1,500,000    Credit Suisse First
                Boston USA, Inc.,
                6.125% due
                11/15/2011               1,463,490
 1,500,000    EOP Operating LP,
                7.875% due
                07/15/2031               1,483,560
 2,500,000    General Motors
                Acceptance
                Corporation,
                7.250% due
                03/02/2011               2,510,255
 1,690,000    Heller Financial,
                Inc.,
                6.375% due
                03/15/2006               1,785,789
 2,000,000    Household Finance
                Corporation,
                6.375% due
                10/15/2011               1,935,028
 3,500,000    National Rural
                Utilities
                Cooperative Finance
                Corporation,
                6.000% due
                05/15/2006               3,555,562
 3,000,000    Nationwide Financial
                Funding LLC,
                6.250% due
                11/15/2011               2,886,876
 1,500,000    Simon Property Group
                LP,
                6.375% due
                11/15/2007               1,467,420
                                      ------------
                                        35,654,596
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
     INDUSTRIAL -- 9.1%
$1,525,000    Cox Communications,
                Inc.,
                6.400% due
                08/01/2008            $  1,532,808
 1,550,000    Devon Financing
                Corporation, 144A
                6.875% due
                09/30/2011+              1,510,661
 2,000,000    Lowe's Cos., Inc.,
                7.500% due
                12/15/2005               2,157,520
 2,200,000    Manitoba Province
                Canada,
                4.250% due
                11/20/2006               2,134,990
 2,800,000    Marconi Corporation
                Plc,
                8.375% due
                09/15/2030               1,287,051
 2,500,000    PHH Corporation, MTN,
                8.125% due
                02/03/2003               2,499,370
 2,889,988    United Air Lines,
                Inc.,
                8.030% due
                07/01/2011               2,447,935
                                      ------------
                                        13,570,335
                                      ------------
     INFORMATION TECHNOLOGY -- 2.8%
 1,700,000    Motorola, Inc.,
                6.450% due
                02/01/2011               1,716,806
 3,000,000    Nortel Networks Ltd.,
                6.125% due
                02/15/2006               2,454,627
                                      ------------
                                         4,171,433
                                      ------------

                       See Notes to Financial Statements.

Munder Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
     TELECOMMUNICATIONS SERVICES -- 5.8%
$4,000,000    AT&T Canada, Inc.,
                7.625% due
                03/15/2005            $  2,608,524
 2,770,000    Verizon New England,
                Inc., 6.500% due
                09/15/2011               2,816,245
 3,100,000    WorldCom, Inc., 7.500%
                due 05/15/2011           3,188,893
                                      ------------
                                         8,613,662
                                      ------------
     WHOLE LOAN CMOS -- 5.8%
 3,500,000    CS First Boston
                Mortgage Securities
                Corporation, Series
                2001-CKN5, Class A4,
                5.435% due
                09/15/2034               3,311,781
 5,000,000    Merrill Lynch Mortgage
                Investors, Inc.,
                Series 1996-C1,
                Class B, 7.420% due
                04/25/2028               5,324,191
                                      ------------
                                         8,635,972
                                      ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $98,496,446)                    95,867,525
                                      ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.2%
    COLLATERALIZED MORTGAGE OBLIGATIONS
      (CMO) -- 6.50%
              Federal Home Loan
                Mortgage
                Corporation:
 5,000,000      Series 2132, Class
                PD, 6.000% due
                11/15/2027               4,979,773
 1,522,378      Series 1541, Class
                F, 6.250% due
                05/15/2019               1,537,921

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
         COLLATERALIZED MORTGAGE OBLIGATIONS (CMO)
                                       (CONTINUED)
              Federal Home Loan
                Mortgage
                Corporation:
$1,925,000      Series 1702-A, Class
                PD,
                6.500% due
                04/15/2022            $  2,004,041
 1,177,800    Federal National
                Mortgage
                Association, Remic
                Trust 1997 G1 Class
                K, 6.750% due
                02/18/2004               1,217,986
                                      ------------
                                         9,739,721
                                      ------------
     FEDERAL HOME LOAN MORTGAGE CORPORATION
       (FHLMC) -- 3.5%
              FHLMC:
   500,000      3.500% due
                09/15/2003                 504,092
   500,000      5.250% due
                02/15/2004                 518,350
 3,545,000      7.000% due
                07/15/2005               3,614,801
   501,918      Pool #E62394, Gold,
                7.500% due
                09/01/2010                 527,075
                                      ------------
                                         5,164,318
                                      ------------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION
       (FNMA) -- 4.2%
              FNMA:
 4,207,777      Pool #455598, 5.500%
                due 12/01/2028           4,040,791
   885,787      Pool #303105,
                11.000% due
                11/01/2020               1,004,722
 1,102,694      Pool #100081,
                11.500% due
                08/01/2016               1,272,234
                                      ------------
                                         6,317,747
                                      ------------

                       See Notes to Financial Statements.

Munder Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
     GOVERNMENT AGENCY DEBENTURES -- 3.3%
$4,600,000    Tennessee Valley
                Authority, 6.375%
                due 06/15/2005        $  4,883,286
                                      ------------
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
       (GNMA) -- 0.7%
   993,303    GNMA, Pool #780584,
                7.000% due
                06/15/2027               1,017,664
                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $26,256,929)                    27,122,736
                                      ------------
U.S. TREASURY OBLIGATIONS -- 6.1%
     U.S. TREASURY BOND -- 2.7%
 3,680,000    6.250% due 05/15/2030      3,986,330
                                      ------------
     U.S. TREASURY NOTES -- 3.4%
 3,066,990    3.500% due 01/15/2011,
                TIPS                     3,056,446
 2,000,000    5.500% due 05/15/2009      2,071,240
                                      ------------
                                         5,127,686
                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $9,525,317)                      9,114,016
                                      ------------
REPURCHASE AGREEMENT -- 0.9%
  (Cost $1,343,000)
 1,343,000    Agreement with State
                Street Bank and
                Trust Company,
                1.550% dated
                12/31/2001, to be
                repurchased at
                $1,343,116 on
                01/02/2002,
                collateralized by
                $1,280,000 U.S.
                Treasury Bond,
                6.250% maturing
                08/15/2023 (value
                $1,372,800)              1,343,000
                                      ------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $8,532,400)         5.7%     $  8,532,400
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $157,834,883*)    104.3%      155,913,438
OTHER ASSETS AND
  LIABILITIES (NET)        (4.3)       (6,441,487)
                          -----      ------------
NET ASSETS                100.0%     $149,471,951
                          =====      ============

------------
  * Aggregate cost for Federal tax purposes is $157,834,883.
 ** As of December 31, 2001, the market value of the securities on loan is $8,387,052. Collateral received for securities loaned of $8,532,400 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
*** Restricted security, which is subject to restrictions on resale under federal securities laws. This security may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At December 31, 2001 this security represents 2.2% of net assets.

    SECURITY                 ACQUISITION DATE    ACQUISITION COST
    -------------------------------------------------------------
    Eli Lilly and Company         2/20/98           $2,928,692
                                 11/20/98              453,008

  + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:
TIPS -- Treasury Inflation-Protection Security
MTN -- Medium Term Note

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
ASSET-BACKED SECURITIES -- 11.3%
$ 5,000,000    CIT Equipment
                 Collateral, Series
                 2001-A Class A3,
                 4.320% due
                 05/20/2005            $ 5,058,676
  2,000,000    Citibank Credit Card
                 Issuance Trust,
                 Series 2001-A8 Class
                 A8,
                 4.100% due
                 12/07/2006              1,985,020
  4,312,341    Contimortgage Home
                 Equity Loan, 1997 2
                 Pass thru
                 Certificate Class
                 A9,
                 7.090% due
                 04/15/2028              4,479,623
               Ford Credit Auto Owner
                 Trust:
  5,155,000      Series 2000-D Class
                 A3,
                 7.150% due
                 12/15/2003              5,165,174
  5,240,000      Series 2000-G Class
                 A5,
                 6.660% due
                 01/15/2005              5,498,699
  6,300,000    GMAC Commercial
                 Mortgage Securities,
                 Inc.,
                 Series 1999-C1 Class
                 A2,
                 6.175% due
                 05/15/2033              6,386,699
  3,779,751    Marriott Vacation Club
                 Owner Trust, Series
                 2000-1A Class B,
                 144A
                 7.050% due
                 04/15/2007+             3,779,751

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
$ 5,000,000    MBNA Credit Card
                 Master Note Trust,
                 2001-C3 Class C3,
                 6.550% due
                 12/15/2008            $ 5,172,527
  5,100,000    Public Service New
                 Hampshire Funding
                 LLC,
                 Series 2001-1
                 Class A2,
                 5.730% due
                 11/01/2010              5,224,257
                                       -----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $42,242,820)                    42,750,426
                                       -----------
CORPORATE BONDS AND NOTES -- 52.1%
     BANKING AND FINANCIAL SERVICES -- 23.2%
 10,000,000    America Express Bank,
                 Ltd.,
                 5.370% due
                 02/10/2004***          10,269,850
  2,570,000    Associates Corporation
                 of North America,
                 MTN,
                 8.250% due
                 10/15/2004              2,824,983
  5,000,000    Countrywide Home
                 Loans, Inc., MTN,
                 5.500% due
                 08/01/2006              4,987,450
  5,000,000    Deutsche Bank
                 Financial, 6.700%
                 due 12/13/2006          5,248,075
  5,000,000    EOP Operating LP,
                 7.000% due
                 07/15/2011              5,034,070
  4,200,000    Ford Motor Credit
                 Company,
                 6.875% due
                 02/01/2006              4,206,052
  2,400,000    Ford Motor Credit
                 Corporation,
                 6.500% due
                 02/15/2006              2,366,083

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
     BANKING AND FINANCIAL SERVICES (CONTINUED)
$ 6,500,000    General Electric
                 Capital Corporation,
                 MTN,
                 7.375% due
                 01/19/2010            $ 7,127,536
               General Motors
                 Acceptance
                 Corporation:
  2,900,000      6.625% due
                 10/15/2005              2,955,216
  2,000,000      7.250% due
                 03/02/2011              2,008,204
  5,000,000    Household Finance
                 Corporation,
                 6.375% due
                 10/15/2011              4,837,570
  3,800,000    Simon Property Group
                 LP,
                 6.375% due
                 11/15/2007              3,717,464
 10,000,000    SunAmerica
                 Institutional, MTN,
                 5.750% due
                 02/16/2009***           9,878,590
  3,360,000    Swiss Bank
                 Corporation,
                 7.250% due
                 09/01/2006              3,611,550
 10,000,000    Tiers Fixed Rate
                 Certificates,
                 Series 2001-14,
                 144A, 7.200% due
                 06/15/2004+             8,218,400
 10,000,000    Transamerica Finance
                 Corporation, MTN,
                 6.370% due
                 05/14/2004             10,377,640
                                       -----------
                                        87,668,733
                                       -----------
     CORPORATE -- 10.8%
 10,000,000    American General
                 Finance Corporation,
                 MTN,
                 5.910% due
                 06/12/2006             10,404,700

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
     CORPORATE (CONTINUED)
$ 5,000,000    Citigroup, Inc.,
                 5.750% due
                 05/10/2006            $ 5,121,220
  8,000,000    Nortel Networks Ltd.,
                 6.125% due
                 02/15/2006              6,545,671
  6,000,000    PHH Corporation, MTN,
                 8.125% due
                 02/03/2003              5,998,488
  5,330,000    SBC Communications,
                 Inc.,
                 6.250% due
                 03/15/2011              5,443,209
  7,000,000    UBS Preferred Funding
                 Trust II,
                 7.247% due
                 06/26/2011              7,170,779
                                       -----------
                                        40,684,067
                                       -----------
     INDUSTRIAL -- 10.3%
  5,000,000    Alcoa, Inc.,
                 6.000% due
                 01/15/2012              4,963,740
  4,178,000    Anheuser-Busch
                 Companies,
                 9.000% due
                 12/01/2009              5,035,643
  2,686,800    Chevron Corporation,
                 Trust Fund,
                 8.110% due
                 12/01/2004              2,861,523
 10,000,000    DaimlerChrysler NA
                 Holding Corporation,
                 MTN,
                 6.840% due
                 10/15/2002             10,268,850
  3,100,000    Devon Financing
                 Corporation ULC,
                 144A,
                 6.875% due
                 09/30/2011+             3,021,322
  5,505,000    Ryder System, Inc.,
                 MTN,
                 6.910% due
                 06/18/2002              5,584,674

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
     INDUSTRIAL (CONTINUED)
$ 4,100,000    Times Mirror Co.,
                 6.610% due
                 09/15/2027            $ 4,311,548
  2,470,000    Unilever Capital
                 Corporation,
                 6.875% due
                 11/01/2005              2,635,566
                                       -----------
                                        38,682,866
                                       -----------
     TELECOMMUNICATIONS SERVICES -- 0.8%
  4,500,000    AT&T Canada, Inc.,
                 7.625% due
                 03/15/2005              2,934,590
                                       -----------
     UTILITY - ELECTRIC -- 4.3%
  5,925,000    National Rural
                 Utilities, MTN,
                 5.540% due
                 12/15/2005              5,886,096
 10,000,000    TECO Energy, Inc.,
                 7.000% due
                 10/01/2002             10,255,080
                                       -----------
                                        16,141,176
                                       -----------
     UTILITY - ELECTRIC/GAS -- 2.7%
 10,000,000    National Fuel Gas
                 Company, MTN,
                 7.300% due
                 02/18/2003             10,389,600
                                       -----------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $197,276,946)                  196,501,032
                                       -----------
SHARES
-----------
PREFERRED STOCKS -- 2.1%
  (Cost $7,991,676)
     CORPORATE -- 2.1%
    308,000    AT&T Corporation          7,746,200
                                       -----------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 26.3%
     FEDERAL HOME LOAN MORTGAGE CORPORATION
       (FHLMC) -- 7.3%
               FHLMC:
$ 1,000,000      5.500% due
                 07/15/2006            $ 1,027,697
  7,645,000      6.875% due
                 09/15/2010              8,246,065
  1,644,834      Pool #A00813,
                 9.000% due
                 10/01/2020              1,794,383
  1,038,648      Pool #D88313,
                 8.000% due
                 03/01/2028              1,089,936
    265,151      Pool #E61740,
                 9.000% due
                 04/01/2010                279,299
  1,704,480      Pool #F70013,
                 Gold, 7.000% due
                 12/01/2011              1,778,518
  7,850,000      Series 1650 Class
                 1650 J,
                 6.500% due
                 06/15/2023              8,126,349
  5,000,000      Series 1669
                 Class G,
                 6.500% due
                 02/15/2023              5,250,617
                                       -----------
                                        27,592,864
                                       -----------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION
       (FNMA) -- 6.3%
               FNMA:
  6,875,688      6.000% due
                 02/01/2013              6,955,858
  7,521,005      6.000% due
                 06/01/2013              7,598,547
  3,656,801      5.819% due
                 12/01/2028              3,734,431
  1,128,908      Pool #070225,
                 7.500% due
                 08/01/2018              1,181,500
  4,351,210      Pool #250550,
                 6.500% due
                 05/01/2026              4,386,761
                                       -----------
                                        23,857,097
                                       -----------

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
     GOVERNMENT AGENCY DEBENTURES -- 10.4%
$17,000,000    AID-Israel,
                 0.010% due
                 02/15/2004            $15,780,012
  8,500,000    Federal Home Loan
                 Bank,
                 5.250% due
                 08/15/2006              8,656,102
  3,950,000    SallieMae Student Loan
                 Trust,
                 Class A2,
                 2.330% due
                 01/25/2010              3,944,605
 10,000,000    Tennessee Valley
                 Authority,
                 6.375% due
                 06/15/2005             10,615,840
                                       -----------
                                        38,996,559
                                       -----------
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
       (GNMA) -- 2.3%
               GNMA:
  1,022,897      Pool #780077,
                 8.000% due
                 03/15/2025              1,087,372
  7,740,648      Pool #781008,
                 6.000% due
                 03/15/2029              7,614,236
                                       -----------
                                         8,701,608
                                       -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $95,680,897)                    99,148,128
                                       -----------
U.S. TREASURY OBLIGATIONS -- 5.3%
     U.S. TREASURY BOND -- 1.9%
  6,000,000    7.500% due
                 11/15/2016,             7,095,234
                                       -----------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
     U.S. TREASURY NOTES -- 3.4%
$ 3,000,000    3.500% due
                 11/15/2006,           $ 2,891,952
  5,000,000    4.625% due
                 05/15/2006,             5,069,725
    350,000    5.000% due
                 02/15/2011,               348,934
  3,000,000    5.000% due
                 08/15/2011,             2,990,610
  1,500,000    7.000% due
                 07/15/2006,             1,661,953
                                       -----------
                                        12,963,174
                                       -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $20,439,848)                    20,058,408
                                       -----------
REPURCHASE AGREEMENT -- 2.1%
  (Cost $8,098,000)
  8,098,000    Agreement with State
                 Street Bank and
                 Trust Company,
                 1.550% dated
                 12/31/2001, to be
                 repurchased at
                 $8,098,697 on
                 01/02/2002,
                 collateralized by
                 $8,265,000 U.S.
                 Treasury Bill,
                 1.620% maturing
                 01/03/2002
                 (value $8,236,887)      8,098,000
                                       -----------

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                              VALUE
---------------------------------------------------
OTHER INVESTMENTS**
  (Cost $47,910,749)         12.7%     $ 47,910,749
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $419,640,936*)      111.9%      422,212,943
OTHER ASSETS AND
  LIABILITIES (NET)         (11.9)      (44,993,668)
                            -----      ------------
NET ASSETS                  100.0%     $377,219,275
                            =====      ============

------------
  * Aggregate cost for Federal tax purposes is $419,640,936.
 ** As of December 31, 2001 the market value of the securities on loan is $47,081,914. Collateral received for securities loaned of $47,910,749 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
*** Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At December 31, 2001 these securities represents 5.3% of net assets.

    SECURITY                 ACQUISITION DATE    ACQUISITION COST
    -------------------------------------------------------------
    American Express Bank
      Ltd.                        1/19/96           $9,912,500
    SunAmerica
      Institutional              10/19/00            9,175,207

  + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
MTN -- Medium Term Note

                       See Notes to Financial Statements.

Munder International Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                              VALUE
---------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 87.6%
AUSTRIA -- 4.0%
     GOVERNMENT -- 4.0%
JPY          150,000,000    Republic of Austria,
                              4.500% due 09/28/2005                                           $ 1,323,012
                                                                                              -----------
BELGIUM -- 4.8%
     GOVERNMENT -- 4.8%
EUR            1,725,000    Kingdom of Belgium, Series 35,
                              5.750% due 09/28/2010                                             1,595,337
                                                                                              -----------
CANADA -- 7.1%
     GOVERNMENT -- 7.1%
CAD            1,750,000    Government of Canada,
                              7.000% due 12/01/2006                                             1,208,613
JPY          154,000,000    Province of Quebec,
                              1.600% due 05/09/2013                                             1,168,314
                                                                                              -----------
                                                                                                2,376,927
                                                                                              -----------
FINLAND -- 1.5%
     GOVERNMENT -- 1.5%
EUR              504,563    Republic of Finland,
                              9.500% due 03/15/2004                                               501,747
                                                                                              -----------
FRANCE -- 7.9%
     GOVERNMENT -- 7.9%
                            Government of France:
EUR            1,000,000      5.250% due 04/25/2008                                               914,428
EUR            1,205,102      5.500% due 04/25/2007                                             1,119,356
EUR              548,816      8.500% due 12/26/2012                                               627,021
                                                                                              -----------
                                                                                                2,660,805
                                                                                              -----------
GERMANY -- 7.9%
     FINANCE -- 3.6%
EUR            1,329,358    Bayerische Vereinsbank New York, Global Bond,
                              4.500% due 06/24/2002                                             1,190,167
     GOVERNMENT -- 4.3%
EUR            1,100,000    Federal Republic of Germany,
                              5.500% due 01/04/2031                                               991,917
EUR              478,229    Federal Republic of Germany, Series 95,
                              6.500% due 10/14/2005                                               457,533
                                                                                              -----------
                                                                                                2,639,617
                                                                                              -----------
GREECE -- 2.2%
     GOVERNMENT -- 2.2%
EUR              800,000    Republic of Greece,
                              6.000% due 05/19/2010                                               745,560
                                                                                              -----------

                       See Notes to Financial Statements.

Munder International Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                              VALUE
---------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES (CONTINUED)
ITALY -- 3.8%
     GOVERNMENT -- 3.8%
EUR            1,291,140    Government of Italy,
                              8.500% due 04/01/2004                                           $ 1,261,357
                                                                                              -----------
JAPAN -- 9.6%
     SUPRANATIONAL -- 9.6%
JPY          230,000,000    Asian Development Bank,
                              5.000% due 02/05/2003                                             1,847,460
JPY          175,000,000    Development Bank of Japan, Global Bond,
                              1.750% due 06/21/2010                                             1,382,786
                                                                                              -----------
                                                                                                3,230,246
                                                                                              -----------
LUXEMBOURG -- 2.7%
     SUPRANATIONAL -- 2.7%
EUR            1,000,000    European Investment Bank,
                              5.250% due 04/15/2004                                               920,933
                                                                                              -----------
NETHERLANDS -- 3.0%
     GOVERNMENT -- 3.0%
EUR            1,100,000    Government of Netherlands,
                              5.500% due 07/15/2010                                             1,008,737
                                                                                              -----------
PORTUGAL -- 3.5%
     GOVERNMENT -- 3.5%
EUR            1,250,000    Republic of Portugal,
                              5.850% due 05/20/2010                                             1,164,252
                                                                                              -----------
SPAIN -- 8.0%
     CORPORATE -- 3.3%
EUR            1,200,000    Banco Bilbao Vizcaya Argentaria SA,
                              5.750% due 09/27/2010                                             1,099,914
     GOVERNMENT -- 4.7%
               1,750,000    Kingdom of Spain,
                              5.150% due 07/30/2009                                             1,572,265
                                                                                              -----------
                                                                                                2,672,179
                                                                                              -----------
SWEDEN -- 3.2%
     GOVERNMENT -- 3.2%
SEK           10,500,000    Government of Sweden, Series 1038,
                              6.500% due 10/25/2006                                             1,067,618
                                                                                              -----------
UNITED KINGDOM -- 2.8%
     GOVERNMENT -- 2.8%
GBP              500,000    United Kingdom Gilts,
                              8.000% due 12/07/2015                                               938,844
                                                                                              -----------

                       See Notes to Financial Statements.

Munder International Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                              VALUE
---------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES (CONTINUED)
UNITED STATES -- 15.6%
     FINANCE -- 11.1%
JPY          180,000,000    Citigroup, Inc.,
                              1.275% due 12/28/2004                                           $ 1,405,851
JPY          100,000,000    General Electric Capital Corporation,
                              1.900% due 08/06/2009                                               800,595
JPY          200,000,000    General Electric Financial Assurance,
                              1.600% due 06/20/2011                                             1,500,878
     SUPRANATIONAL -- 4.5%
GBP            1,000,000    KFW International Finance,
                              7.625% due 12/30/2003                                             1,517,747
                                                                                              -----------
                                                                                                5,225,071
                                                                                              -----------
TOTAL FOREIGN BONDS AND NOTES
  (Cost $32,674,022)                                                                           29,332,242
                                                                                              -----------
GOVERNMENT AGENCY OBLIGATIONS -- 8.0%
EUR            1,000,000    Federal Home Loan Mortgage Corporation, Global Bond,
                              5.125% due 01/15/2012                                               874,363
DEM            3,700,000    Tennessee Valley Authority, Global Bond,
                              6.375% due 09/18/2006                                             1,796,809
                                                                                              -----------
                                                                                                2,671,172
                                                                                              -----------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
  (Cost $3,222,970)                                                                             2,671,172
                                                                                              -----------

TOTAL INVESTMENTS
  (Cost $35,896,992*)                                                               95.6%      32,003,414
OTHER ASSETS AND LIABILITIES (NET)                                                   4.4        1,477,383
                                                                                   -----      -----------
NET ASSETS                                                                         100.0%     $33,480,797
                                                                                   =====      ===========

------------
* Aggregate cost for Federal tax purposes is $35,896,992.

ABBREVIATIONS:
CAD -- Canadian Dollar
DEM -- German Deutsche Mark
EUR -- Euro Currency
GBP -- Great British Pound
JPY -- Japanese Yen
SEK -- Swedish Krona

                       See Notes to Financial Statements.

Munder U.S. Government Income Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) --
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
       (GNMA) -- 7.5%
               GNMA:
$10,100,000      Series 1996-11,
                 Class PD,
                 7.000% due
                 06/20/2025           $ 10,325,246
  6,000,000      Series 1996-9,
                 Class PD,
                 7.000% due
                 01/20/2025              6,240,313
                                      ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMO)
  (Cost $16,247,625)                    16,565,559
                                      ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 71.3%
     FEDERAL HOME LOAN MORTGAGE CORPORATION
       (FHLMC) -- 48.8%
               FHLMC:
  3,930,000      Debenture,
                 6.875% due
                 09/15/2010              4,238,985
    868,535      Pool #A01048, Gold,
                 8.500% due
                 02/01/2020                941,056
  2,543,004      Pool #E00160, Gold,
                 7.000% due
                 11/01/2007              2,660,468
    547,122      Pool #G00479, Gold,
                 9.000% due
                 04/01/2025                593,280
  3,500,000      Reference Note,
                 5.500% due
                 09/15/2011              3,431,309
  5,800,000      Series 1503, Class
                 PK,
                 7.000% due
                 03/15/2022              6,015,644
  5,000,000      Series 1531, Class
                 M,
                 6.000% due
                 06/15/2008              5,041,800

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
     FEDERAL HOME LOAN MORTGAGE CORPORATION
       (FHLMC) (CONTINUED)
$ 5,000,000      Series 1574,
                 Class G,
                 6.500% due
                 04/15/2021           $  5,168,750
  1,500,000      Series 1603,
                 Class J,
                 6.500% due
                 07/15/2023              1,522,965
  4,000,000      Series 1610,
                 Class PM,
                 6.250% due
                 04/15/2022              4,132,480
  3,850,000      Series 1617,
                 Class C,
                 6.500% due
                 02/15/2023              3,911,331
 11,585,000      Series 1633,
                 Class PL,
                 6.500% due
                 03/15/2023             11,947,219
  5,000,000      Series 1638,
                 Class H,
                 6.500% due
                 12/15/2023              4,910,600
  8,000,000      Series 1676,
                 Class H,
                 6.500% due
                 10/15/2022              8,325,600
  8,635,000      Series 1702A,
                 Class PD,
                 6.500% due
                 04/15/2022              8,989,553
  1,030,000      Series 1706,
                 Class K,
                 7.000% due
                 03/15/2024              1,073,210
  3,200,000      Series 1722,
                 Class PH,
                 6.500% due
                 08/15/2022              3,340,383

                       See Notes to Financial Statements.

Munder U.S. Government Income Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
     FEDERAL HOME LOAN MORTGAGE CORPORATION
       (FHLMC) (CONTINUED)
$ 2,385,000      Series 1848,
                 Class PE,
                 7.000% due
                 09/15/2025           $  2,492,829
  8,943,000      Series 1865,
                 Class PD,
                 7.000% due
                 12/15/2025              9,148,510
  4,156,000      Series 1866,
                 Class E,
                 7.000% due
                 01/15/2026              4,241,179
  6,427,760      Series 1870,
                 Class VB,
                 6.500% due
                 04/15/2007              6,666,744
  1,902,040      Series 43,
                 Class D,
                 10.000% due
                 06/15/2020              2,026,025
  6,332,777      Series T-7,
                 Class A6,
                 7.030% due
                 08/25/2028              6,681,587
                                      ------------
                                       107,501,507
                                      ------------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION
       (FNMA) -- 22.5%
               FNMA:
     24,424      Pool #040305,
                 11.500% due
                 02/01/2014                 27,644
      4,602      Pool #058255,
                 11.500% due
                 11/01/2010                  5,129
     22,569      Pool #081585,
                 11.500% due
                 07/01/2012                 25,432
    674,241      Pool #100081,
                 0.990% due
                 08/01/2016                777,905

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
       (CONTINUED)
$    90,577      Pool #210448,
                 11.500% due
                 11/01/2015           $    102,519
    593,322      Pool #303105,
                 11.000% due
                 11/01/2020                672,988
    100,961      Pool #336457,
                 10.500% due
                 11/01/2020                113,235
  2,950,000      Pool #375618,
                 6.420% due
                 12/01/2007              3,077,219
  2,800,415      Series 1990-45,
                 Class J,
                 9.500% due
                 05/25/2020              3,054,633
  2,000,000      Series 1993-160,
                 Class BC,
                 6.500% due
                 09/25/2022              2,094,110
  3,000,000      Series 1993-198,
                 Class T,
                 6.500% due
                 10/25/2023              2,945,164
  7,500,000      Series 1993-203,
                 Class PL,
                 6.500% due
                 10/25/2023              7,670,905
 10,319,600      Series 1993-226,
                 Class PN,
                 9.000% due
                 05/25/2022             11,409,556
  1,500,000      Series 1994-44,
                 Class H,
                 6.500% due
                 08/25/2022              1,557,645
  1,600,000      Series 1994-60,
                 Class PJ,
                 7.000% due
                 04/25/2024              1,601,616

                       See Notes to Financial Statements.

Munder U.S. Government Income Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
       (CONTINUED)
$ 7,634,900      Series 1996-28,
                 Class PJ,
                 6.500% due
                 12/25/2024           $  7,669,410
  5,150,000      Series 1996-70,
                 Class PJ,
                 6.500% due
                 02/25/2026              5,286,965
  1,600,000      Series 1997-13,
                 Class QE,
                 6.500% due
                 04/18/2026              1,616,888
                                      ------------
                                        49,708,963
                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $152,083,923)                  157,210,470
                                      ------------
U.S. TREASURY OBLIGATIONS -- 20.2%
    U.S. TREASURY BONDS -- 20.2%
  1,500,000    10.375% due
                 11/15/2012              1,924,336
 11,000,000    7.500% due 11/15/2016    13,007,929
  4,000,000    8.125% due 08/15/2019     5,050,312
 12,500,000    8.000% due 11/15/2021    15,817,875
  5,500,000    6.500% due 11/15/2026     6,034,100
  3,000,000    5.250% due 11/15/2028     2,801,730
                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $44,967,855)                    44,636,282
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
  (Cost $3,101,000)
$ 3,101,000    Agreement with State
                 Street Bank and
                 Trust Company,
                 1.550% dated
                 12/31/2001, to be
                 repurchased at
                 $3,101,267 on
                 01/02/2002,
                 collateralized by
                 $3,195,000 U.S.
                 Treasury Bill,
                 1.790% maturing
                 06/20/2002
                 (value $3,167,843)   $  3,101,000
                                      ------------

OTHER INVESTMENTS**
  (Cost $39,692,959)         18.0%       39,692,959
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $256,093,362*)      118.4%      261,206,270
OTHER ASSETS AND
  LIABILITIES (NET)         (18.4)      (40,725,892)
                            -----      ------------
NET ASSETS                  100.0%     $220,480,378
                            =====      ============

------------
 * Aggregate cost for Federal tax purposes is $256,272,503.
** As of December 31, 2001, the market value of the securities on loan is $39,127,018. Collateral received for securities loaned of $39,692,959 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

                       See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S             VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 96.3%
    MICHIGAN -- 96.3%
$1,000,000    Auburn Hills, Michigan, Building Authority,
                Refunding, (AMBAC Insured),
                5.000% due 11/01/2017                               AAA          Aaa          $   986,840
 1,000,000    Avondale, Michigan, School District, Refunding,
                GO, (AMBAC Insured, Q-SBLF),
                4.400% due 05/01/2011                               AAA          Aaa              985,900
 1,000,000    Byron Center, Michigan, Public Schools,
                Pre-refunded,
                5.970% due 05/01/2015                               AAA          Aaa            1,095,000
   625,000    Cadillac, Michigan, Area Public Schools,
                Pre-refunded,
                5.375% due 05/01/2012                               AAA          Aaa              671,106
 1,000,000    Central Michigan University Revenue, (FGIC
                Insured),
                5.500% due 10/01/2026                               AAA          Aaa            1,080,330
   750,000    Chippewa Valley, Michigan, School District, GO,
                School Building & Site Development, Series I,
                (Q-SBLF),
                4.000% due 05/01/2009                               AAA          Aaa              731,332
   515,000    Clinton Township, Michigan Building Authority,
                Refunding, (AMBAC Insured),
                4.750% due 11/01/2012                               AAA          NR               514,758
              De Witt, Michigan, Public Schools, GO:
   750,000      4.700% due 05/01/2012                               AAA          Aaa              745,380
 1,055,000      (AMBAC Insured, Q-SBLF),
                5.500% due 05/01/2011                               AAA          Aaa            1,134,874
   700,000    Dearborn School District, Michigan, GO, (MBIA
                Insured),
                5.000% due 05/01/2014                               AAA          Aaa              702,926
   375,000    Detroit, Michigan, Water Supply Systems, Revenue,
                Series A,
                5.750% due 07/01/2011                               AAA          Aaa              410,115
 1,000,000    Dexter Community Schools, Michigan, GO,
                5.100% due 05/01/2018                               AAA          Aaa            1,007,520
 1,000,000    East Grand Rapids, Michigan, Public School
                District, GO,
                5.750% due 05/01/2018                               AAA          Aaa            1,091,530
   735,000    East Lansing, Michigan, School District, GO,
                (Q-SBLF),
                4.700% due 05/01/2009                               AAA          Aaa              749,105
   860,000    Eaton Rapids, Michigan, Public Schools, GO,
                Refunding, (MBIA Insured, Q-SBLF),
                4.700% due 05/01/2014                               AAA          Aaa              840,762
   750,000    Fowlerville, Michigan, Community School District,
                Refunding, (FSA Insured),
                4.500% due 05/01/2015                               AAA          Aaa              710,752

                       See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S             VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     MICHIGAN (CONTINUED)
              Grand Rapids, Michigan:
$  500,000      Building Authority,
                4.550% due 04/01/2010                               AA           Aa3          $   502,760
   705,000      Building Authority,
                5.000% due 04/01/2016                               AA           Aa3              710,513
 1,000,000      Community College Refunding, GO, (MBIA Insured),
                5.375% due 05/01/2019                               AAA          Aaa            1,009,080
   635,000    Grand Valley, Michigan State University Revenue,
                (FGIC Insured),
                5.500% due 02/01/2018                               AAA          NR               667,531
 1,100,000    Ingham County Michigan, Refunding, (FSA Insured),
                5.125% due 11/01/2012                               AAA          Aaa            1,138,808
 1,000,000    Kalamazoo, Michigan, City School District, GO,
                (FGIC Insured),
                5.700% due 05/01/2016                               AAA          Aaa            1,095,300
   760,000    Kent County, Michigan, Airport Facility Revenue,
                4.750% due 01/01/2016                               AAA          Aaa              718,223
   750,000    Kent County, Michigan, Building Authority,
                5.000% due 06/01/2021                               AAA          Aaa              722,835
   515,000    Lansing, Michigan, Water Supply, Steam & Electric
                Utility System, Series A,
                5.500% due 07/01/2009                               AA           Aa3              551,874
   500,000    Lincoln, Michigan, Consolidate School District,
                (FSA Insured),
                5.000% due 05/01/2018                               AAA          Aaa              492,755
 1,000,000    Lincoln, Michigan, School District, Refunding,
                5.000% due 05/01/2011                               AAA          Aaa            1,031,810
 1,000,000    Mattawan, Michigan, Consolidate School District,
                GO,
                (FSA Insured, Q-SBLF),
                5.750% due 05/01/2025                               AAA          Aaa            1,038,880
   500,000    Michigan Municipal Building Authority Revenue,
                4.750% due 10/01/2018                               AAA          Aaa              474,390
              Michigan Public Power Agency Revenue:
 1,100,000      (Belle River Project), Series A,
                5.250% due 01/01/2018                               AA-          A1             1,093,906
   500,000      Combustion Turbine Number 1, Project A,
                (AMBAC Insured),
                5.250% due 01/01/2020                               AAA          Aaa              499,370
              Michigan State Building Authority Revenue:
 1,000,000      Facilities Project, Series 1,
                5.000% due 10/15/2014                               AA+          Aa1            1,007,660
 1,000,000      Refunding Facilities Program, Series 1,
                4.750% due 10/15/2021                               AA+          Aa1              924,840

                       See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S             VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     MICHIGAN (CONTINUED)
$1,200,000    Michigan State Environmental Protection Program,
                GO,
                6.250% due 11/01/2012                               AAA          Aaa          $ 1,372,368
              Michigan State Hospital Finance Authority Revenue:
 1,000,000      Genesys Health System, Series A,
                7.500% due 10/01/2027                               AAA          NR             1,142,460
   715,000      Saint John Hospital & Medical Center, Series A,
                6.000% due 05/15/2010                               AAA          Aaa              795,345
              Michigan State Housing Development Authority:
   235,000      Series A, (AMBAC Insured),
                6.450% due 12/01/2014                               AA+          NR               243,899
    80,000      Series A, AMT, (AMBAC Insured),
                6.050% due 12/01/2027                               AAA          Aaa               81,138
 1,000,000    Michigan State Housing Development Rental Revenue,
                Series C, AMT, (MBIA Insured),
                5.050% due 10/01/2015                               AAA          Aaa              996,980
 1,000,000    Michigan State Trunk Line, Series A,
                5.250% due 11/01/2011                               AA           Aa3            1,052,030
 1,000,000    Michigan State Trunk Line Highway Revenue,
                Pre-refunding, Series A, (FGIC Insured),
                5.500% due 11/01/2016                               AAA          Aaa            1,091,370
 1,000,000    Milan, Michigan, Area Schools, GO, Series A,
                (FGIC Insured, Q-SBLF),
                5.500% due 05/01/2013                               NR           Aaa            1,046,950
   500,000    Montrose, Michigan, School District, GO,
                (MBIA Insured, Q-SBLF),
                6.200% due 05/01/2017                               AAA          Aaa              564,760
 1,000,000    Plainwell, Michigan Community School District,
                Refunding, (FSA Insured),
                5.000% due 05/01/2018                               AAA          Aaa              985,510
              Redford, Michigan Unified School District, GO:
   500,000      (AMBAC Insured, Q-SBLF),
                5.500% due 05/01/2014                               AAA          Aaa              532,575
 1,000,000      Pre-Refunded, (FGIC Insured, Q-SBLF),
                5.750% due 05/01/2011                               AAA          Aaa            1,097,290
 1,500,000      Refunding, (AMBAC Insured, Q-SBLF),
                5.000% due 05/01/2022                               AAA          Aaa            1,466,175
   750,000    Rochester Community School District, Michigan, GO,
                (MBIA Insured),
                5.000% due 05/01/2019                               AAA          Aaa              738,750
 1,000,000    Saint Johns, Michigan, Public Schools District,
                GO,
                (FGIC Insured, Q-SBLF),
                5.625% due 05/01/2020                               AAA          Aaa            1,084,200

                       See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S             VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     MICHIGAN (CONTINUED)
$1,000,000    South Lake, Michigan, Public Schools System,
                (FGIC Insured),
                5.125% due 05/01/2014                               AAA          Aaa          $ 1,028,650
 1,000,000    South Redford, Michigan, School District, GO,
                (FGIC Insured, Q-SBLF),
                5.350% due 05/01/2010                               AAA          Aaa            1,068,560
   750,000    Three Rivers, Michigan, Community Schools,
                Pre-refunded,
                5.600% due 05/01/2010                               AAA          Aaa              818,490
   515,000    Walled Lake, Michigan, Consolidate School
                District, GO, (Q-SBLF),
                4.800% due 05/01/2010                               AAA          Aaa              525,671
   525,000    Waverly, Michigan, Community Schools, GO, (FGIC
                Insured),
                4.875% due 05/01/2010                               AAA          Aaa              536,393
   500,000    Wayne State University, Michigan, University
                Revenues, (AMBAC Insured),
                5.500% due 11/15/2018                               AAA          Aaa              532,855
 1,500,000    West Ottawa, Michigan, Public School District, GO,
                Capital Appreciation, Pre-refunded, (MBIA
                Insured),
                4.070% due 05/01/2015+                              AAA          Aaa              653,535
   500,000    Willow Run, Michigan, Community Schools, GO,
                (AMBAC Insured, Q-SBLF),
                5.000% due 05/01/2016                               AAA          Aaa              498,325
                                                                                              -----------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $45,966,495)                                                                           47,093,044
                                                                                              -----------
SHARES
----------
SHORT-TERM INVESTMENTS -- 3.6%
  (Cost $1,774,202)
 1,774,202    Valiant Tax Exempt Fund                                                           1,774,202
                                                                                              -----------

TOTAL INVESTMENTS
  (Cost $47,740,697*)                                                      99.9%              48,867,246
OTHER ASSETS AND LIABILITIES (NET)                                          0.1                   63,652
                                                                          -----              -----------
NET ASSETS                                                                100.0%             $48,930,898
                                                                          =====              ===========

------------
* Aggregate cost for Federal tax purposes is $47,740,697.
+ Zero-coupon bond. Rate represents annualized yield at date of purchase.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
FGIC   -- Federal Guaranty Insurance Corporation
FSA   -- Financial Security Assurance
GO    -- General Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 95.2%
    ARIZONA -- 3.8%
$2,000,000    Maricopa County, Arizona, Community College
                District, Project 1994, Series C,
                4.000% due 07/01/2013                              AA           Aaa          $  1,859,100
 1,600,000    Phoenix, Arizona, Water Systems Revenue, ETM,
                8.000% due 06/01/2003                              AAA          Aaa             1,725,856
 1,000,000    Tempe, Arizona, High School District Number 213,
                (FGIC Insured),
                4.500% due 07/01/2010                              AAA          Aaa             1,006,470
                                                                                             ------------
                                                                                                4,591,426
                                                                                             ------------
     FLORIDA -- 2.0%
 2,000,000    Florida State, Board of Education, Administrative
                Capital Revenue,
                8.400% due 06/01/2007                              AA+          Aa2             2,360,460
                                                                                             ------------
     GEORGIA -- 3.6%
 2,000,000    Atlanta, Georgia, Water & Sewer Revenue, (FGIC
                Insured),
                5.250% due 01/01/2027                              AAA          Aaa             2,136,940
 2,000,000    Georgia State, GO, Series B,
                6.250% due 03/01/2011                              AAA          Aaa             2,259,300
                                                                                             ------------
                                                                                                4,396,240
                                                                                             ------------
     HAWAII -- 2.8%
 2,000,000    Honolulu, Hawaii, GO,
                7.350% due 07/01/2008                              AA-          Aa3             2,336,140
 1,095,000    Kauai County, Hawaii, GO, Series A,
                4.000% due 08/01/2007                              AAA          Aaa             1,090,894
                                                                                             ------------
                                                                                                3,427,034
                                                                                             ------------
     ILLINOIS -- 10.6%
 2,500,000    Chicago, Illinois, Wastewater Transmission
                Revenue, (FGIC Insured),
                5.375% due 01/01/2013                              AAA          Aaa             2,594,700
 2,500,000    Du Page County, Illinois, Stormwater Project,
                5.600% due 01/01/2021                              AAA          Aaa             2,654,075
 2,000,000    Illinois State, GO, (MBIA Insured),
                5.500% due 04/01/2025                              AAA          Aaa             2,016,840
 2,500,000    Illinois State, Sales Tax Revenue, Series Y,
                5.250% due 06/15/2009                              AAA          Aa2             2,627,275

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     ILLINOIS (CONTINUED)
$1,700,000    Metropolitan Pier & Exposition Authority,
                Illinois, McCormick Place Expansion Project,
                (FGIC Insured),
                5.500% due 12/15/2024                              AAA          Aaa          $  1,739,695
 1,000,000    Regional Transport Authority, Illinois, (FGIC
                Insured),
                6.000% due 06/01/2015                              AAA          Aaa             1,102,770
                                                                                             ------------
                                                                                               12,735,355
                                                                                             ------------
     IOWA -- 1.6%
 1,900,000    Cedar Rapids, Iowa, GO, Series B,
                5.000% due 06/01/2015                              NR           Aaa             1,902,717
                                                                                             ------------
     KANSAS -- 1.3%
 2,000,000    Sedgwick County, Kansas, Unified School District,
                GO,
                3.500% due 09/01/2019                              AA           Aa3             1,581,960
                                                                                             ------------
     LOUISIANA -- 0.9%
 1,100,000    Shreveport, Louisiana, Refunding,
                5.000% due 02/01/2013                              AAA          Aaa             1,120,152
                                                                                             ------------
     MARYLAND -- 1.8%
 2,000,000    Baltimore, Maryland, Series A, (FGIC Insured),
                5.900% due 07/01/2010                              AAA          Aaa             2,214,140
                                                                                             ------------
     MASSACHUSETTS -- 2.7%
 1,150,000    Massachusetts State, Series C,
                5.250% due 08/01/2010                              AA-          Aa3             1,210,421
 2,000,000    Massachusetts State, Grant Anticipation Notes,
                Series A,
                5.250% due 12/15/2012                              NR           Aa3             2,099,480
                                                                                             ------------
                                                                                                3,309,901
                                                                                             ------------
     MICHIGAN -- 25.8%
 1,200,000    Avondale, Michigan, School District, GO,
                Refunding, (AMBAC Insured, Q-SBLF),
                4.750% due 05/01/2022                              AAA          Aaa             1,104,264
 1,500,000    Birmingham, Michigan City School District,
                5.000% due 11/01/2018                              AA+          Aa2             1,469,595
   840,000    Caledonia, Michigan, Community Schools, GO,
                (Q-SBLF),
                5.750% due 05/01/2014                              AAA          Aaa               896,692
 2,175,000    Chippewa Valley, Michigan, School District, GO,
                School Building & Site Development, Series I,
                (Q-SBLF),
                4.000% due 05/01/2008                              AAA          Aaa             2,149,422
 1,500,000    Detroit, Michigan, City School District, GO,
                Series C, (FGIC Insured),
                5.250% due 05/01/2011                              AAA          Aaa             1,575,930

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     MICHIGAN (CONTINUED)
$1,000,000    East Lansing, Michigan, School District, GO,
                School Building & Site Development, (Q-SBLF),
                5.625% due 05/01/2030                              AAA          Aaa          $  1,023,700
 1,275,000    Grand Rapids, Michigan, Building Authority, GO,
                (AMBAC Insured),
                5.750% due 08/01/2014                              AAA          Aaa             1,364,161
 2,000,000    Grand Valley, Michigan State University Revenue,
                (FGIC Insured),
                5.500% due 02/01/2018                              AAA          NR              2,102,460
 1,625,000    Jenison, Michigan, Public Schools, Pre-refunded,
                5.250% due 05/01/2015                              AAA          Aaa             1,679,632
 1,000,000    Michigan Public Power Agency Revenue, Combustion
                Turbine Number 1, Project A, (AMBAC Insured),
                5.250% due 01/01/2018                              AAA          Aaa             1,006,480
 5,000,000    Michigan State Environmental Protection Program,
                GO,
                6.250% due 11/01/2012                              AAA          Aaa             5,718,200
 1,000,000    Michigan State Hospital Finance Authority
                Revenue, Saint John Hospital & Medical Center,
                Series A,
                6.000% due 05/15/2010                              AAA          Aaa             1,112,370
 1,000,000    Michigan State Housing Development Rental
                Revenue, Series C, AMT, (MBIA Insured),
                5.050% due 10/01/2015                              AAA          Aaa               996,980
 2,500,000    Rochester Community School District, Michigan,
                GO, (MBIA Insured),
                5.000% due 05/01/2019                              AAA          Aaa             2,462,500
 1,500,000    South Lake, Michigan, Public Schools System,
                (FGIC Insured),
                5.125% due 05/01/2014                              AAA          Aaa             1,542,975
   500,000    Walled Lake, Michigan, Consolidated School
                District, GO, (Q-SBLF),
                5.750% due 05/01/2014                              AAA          Aaa               533,745
 2,500,000    Waverly, Michigan, Community School District, GO,
                (FGIC Insured),
                5.250% due 05/01/2017                              AAA          Aaa             2,508,400
 2,000,000    West Ottawa, Michigan, Public School District,
                GO, Capital Appreciation, Pre-refunded, (MBIA
                Insured),
                4.070% due 05/01/2015+                             AAA          Aaa               871,380
 1,000,000    Western Michigan University Revenues,
                Pre-refunded,
                6.125% due 11/15/2022                              AAA          Aaa             1,058,100
                                                                                             ------------
                                                                                               31,176,986
                                                                                             ------------
     MINNESOTA -- 2.2%
 2,500,000    University of Minnesota, Series A,
                5.500% due 07/01/2021                              AA           Aa2             2,622,625
                                                                                             ------------

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     NEVADA -- 3.2%
              Nevada State:
$1,000,000      Refunding,
                6.000% due 05/15/2010                              AA           Aa2          $  1,101,550
 2,500,000      Refunding Series A1,
                6.000% due 05/15/2009                              AA           Aa2             2,744,350
                                                                                             ------------
                                                                                                3,845,900
                                                                                             ------------
     NEW MEXICO -- 1.1%
 1,350,000    New Mexico State, GO, Capital Projects,
                4.000% due 03/01/2005                              AA+          Aa1             1,374,421
                                                                                             ------------
     NORTH CAROLINA -- 3.5%
 1,500,000    Mecklenburg County, North Carolina, GO, Public
                Improvement, Series D,
                4.750% due 04/01/2007                              AAA          Aaa             1,561,575
 2,500,000    North Carolina, Municipal Power Agency, Catawba
                Electric Revenue, (AMBAC Insured), ETM,
                5.500% due 01/01/2013                              AAA          Aaa             2,673,825
                                                                                             ------------
                                                                                                4,235,400
                                                                                             ------------
     OHIO -- 4.0%
 2,500,000    Columbus, Ohio, Series 2,
                5.000% due 06/15/2015                              AAA          Aaa             2,513,800
 2,000,000    Ohio State, GO,
                6.650% due 09/01/2009                              AA+          Aa1             2,261,100
                                                                                             ------------
                                                                                                4,774,900
                                                                                             ------------
     OKLAHOMA -- 1.2%
 1,500,000    Tulsa, Oklahoma, GO,
                4.250% due 03/01/2009                              AA           Aa2             1,487,085
                                                                                             ------------
     OREGON -- 0.9%
 1,025,000    Tualatin Hills, Oregon, Park and Recreational
                District, GO, (FGIC Insured),
                4.600% due 03/01/2011                              AAA          Aaa             1,025,185
                                                                                             ------------
     RHODE ISLAND -- 0.9%
 1,000,000    Rhode Island Depositors Economic Protection, ETM,
                5.800% due 08/01/2012                              AAA          Aaa             1,097,430
                                                                                             ------------

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     SOUTH CAROLINA -- 3.0%
$3,000,000    South Carolina State, Go, Capital Improvement
                Bonds, Series A,
                3.500% due 01/01/2015                              AAA          Aaa          $  2,583,030
 1,000,000    South Carolina State, State Institution, GO,
                Series A,
                5.400% due 03/01/2019                              AAA          Aaa             1,024,090
                                                                                             ------------
                                                                                                3,607,120
                                                                                             ------------
     TENNESSEE -- 1.2%
 1,475,000    Johnson City, Tennessee, Water & Sewer, (FGIC
                Insured),
                4.750% due 06/01/2013                              AAA          Aaa             1,464,114
                                                                                             ------------
     TEXAS -- 12.8%
 1,140,000    Galena Park, Texas, Independent School District,
                GO, (PSFG),
                6.625% due 08/15/2015                              NR           Aaa             1,278,738
 3,895,000    Houston, Texas, Airport Systems Revenue, ETM,
                9.500% due 07/01/2010                              AAA          Aaa             4,879,734
 2,750,000    Houston, Texas, Water & Sewer Systems Revenue,
                Series A, Pre-refunded,
                6.200% due 12/01/2023                              AAA          Aaa             3,039,025
              San Antonio, Texas, Electric & Gas Revenue:
   995,000      Series A,
                5.000% due 02/01/2012                              AA           Aa1             1,016,651
     5,000      Series A, ETM,
                5.000% due 02/01/2012                              AA           Aa1                 5,164
 2,000,000    Spring, Texas, Independent School District
                Authority, GO, (PSFG),
                6.875% due 08/15/2009                              AAA          Aaa             2,283,700
 2,000,000    Texas State, Refunding Water Financial
                Assistance, Series C,
                5.000% due 08/01/2018                              AA           Aa1             1,962,060
 1,000,000    University Texas Permanent University Fund,
                4.750% due 07/01/2018                              AAA          Aaa               948,260
                                                                                             ------------
                                                                                               15,413,332
                                                                                             ------------
     UTAH -- 1.8%
 2,000,000    Utah State, Building Ownership Authority,
                Refunding State Facilities Master Lease
                Program, Series C,
                5.500% due 05/15/2009                              AAA          Aaa             2,119,000
                                                                                             ------------

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     WASHINGTON -- 1.6%
$1,000,000    King County, Washington, Series B, (MBIA
                Insured),
                4.750% due 01/01/2020                              AAA          Aaa          $    916,720
 1,000,000    Vancouver, Washington, Water & Sewer Revenue,
                (MBIA Insured),
                4.250% due 06/01/2009                              AAA          Aaa               972,620
                                                                                             ------------
                                                                                                1,889,340
                                                                                             ------------
     WISCONSIN -- 0.9%
 1,000,000    Wisconsin State, Transportation Revenue, Series
                A,
                5.500% due 07/01/2011                              AA-          Aa3             1,072,110
                                                                                             ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $111,812,215)                                                                         114,844,333
                                                                                             ------------
SHARES
----------
SHORT-TERM INVESTMENTS -- 4.3%
  (Cost $5,251,066)
 5,251,066    Valiant Fund Tax Exempt Money Market                                              5,251,066
                                                                                             ------------

TOTAL INVESTMENTS
  (Cost $117,063,281*)                                                     99.5%              120,095,399
OTHER ASSETS AND LIABILITIES (NET)                                          0.5                   571,521
                                                                          -----              ------------
NET ASSETS                                                                100.0%             $120,666,920
                                                                          =====              ============

------------
* Aggregate cost for Federal tax purposes is $117,063,644.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ETM   -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
GO    -- General Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 96.8%
    ALABAMA -- 2.2%
$3,500,000    Alabama State Public School and College Authority
                Revenue, Series A,
                5.750% due 08/01/2003                              AA           Aa3          $  3,677,310
                                                                                             ------------
     ARIZONA -- 2.8%
 1,840,000    Phoenix, Arizona, Pre-refunded, GO, Series A,
                5.500% due 07/01/2015                              AA+          Aa1             1,986,354
 2,500,000    Tempe, Arizona, High School District, GO,
                6.250% due 07/01/2004                              AAA          Aaa             2,697,400
                                                                                             ------------
                                                                                                4,683,754
                                                                                             ------------
     DELAWARE -- 2.1%
              Delaware State, GO:
 1,000,000      Series A,
                4.250% due 03/01/2009                              AAA          Aaa               999,310
 2,500,000      Series A,
                5.000% due 01/01/2007                              AAA          Aaa             2,621,675
                                                                                             ------------
                                                                                                3,620,985
                                                                                             ------------
     FLORIDA -- 4.7%
 3,000,000    Dade County, Florida, School District, (MBIA
                Insured), 6.000% due 07/15/2005                    AAA          Aaa             3,254,280
 3,600,000    Dade County, Florida, Special Obligation,
                Refunding, Capital Appreciation Bond, Series B,
                (AMBAC Insured),
                due 10/01/2025+                                    AAA          Aaa               945,180
 3,650,000    Jacksonville, Florida, Electric Authority
                Revenue, St. John's River Power Park System,
                Series 10,
                6.500% due 10/01/2003                              AA           Aa2             3,860,751
                                                                                             ------------
                                                                                                8,060,211
                                                                                             ------------
     HAWAII -- 2.6%
 3,000,000    Hawaii State, GO, Series BZ,
                6.250% due 10/01/2002                              A+           Aa3             3,102,810
 1,395,000    Kauai County Hawaii, Series A,
                4.375% due 08/01/2010                              AAA          Aaa             1,380,925
                                                                                             ------------
                                                                                                4,483,735
                                                                                             ------------
     ILLINOIS -- 9.7%
 2,000,000    Chicago, Illinois, GO, Capital Appreciation,
                Pre-refunded, (AMBAC Insured),
                due 07/01/2016+                                    AAA          Aaa               875,800
 4,500,000    Chicago, Illinois, Metropolitan Water District,
                Capital Improvement,
                6.700% due 01/01/2003                              AA           Aa1             4,709,385

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     ILLINOIS (CONTINUED)
$1,000,000    Chicago, Illinois, Project and Refunding, GO,
                Series A, (FGIC Insured),
                4.000% due 01/01/2004                              AAA          Aaa          $  1,017,250
 2,500,000    Du Page County, Illinois, First Presv District,
                GO, 4.750% due 10/01/2010                          AAA          Aaa             2,544,350
 3,000,000    Illinois Educational Facilities Authority
                Revenues, Mandatory Put 11/01/2007,
                4.850% due 11/01/2032                              AA+          Aa1             3,116,340
 4,000,000    Illinois State Sales Tax Revenue, Series Y,
                5.250% due 06/15/2007                              AAA          Aa2             4,223,440
                                                                                             ------------
                                                                                               16,486,565
                                                                                             ------------
     MARYLAND -- 6.5%
              Maryland State:
 3,000,000      5.250% due 06/15/2006                              AAA          Aaa             3,208,110
 2,275,000      State & Local Facilities Series 3, GO,
                5.000% due 10/15/2005                              AAA          Aaa             2,413,775
 5,000,000    Prince George's County, Maryland, Consolidated
                Public Improvement, GO, (MBIA Insured),
                6.250% due 01/01/2005                              AAA          Aaa             5,405,050
                                                                                             ------------
                                                                                               11,026,935
                                                                                             ------------
     MASSACHUSETTS -- 0.9%
 1,500,000    Boston, Massachusetts, GO, Series A,
                5.250% due 02/01/2009                              AA-          Aa3             1,586,085
                                                                                             ------------
     MICHIGAN -- 34.9%
 1,335,000    Ann Arbor, Michigan, Refunding, GO,
                4.000% due 09/01/2009                              AA           Aa2             1,296,325
 1,175,000    Caledonia, Michigan, Community Schools, GO,
                (Q-SBLF),
                4.800% due 05/01/2010                              AAA          Aaa             1,200,991
 1,425,000    Chippewa Valley, Michigan, School District, GO,
                School Building & Site Development, Series I,
                (Q-SBLF), 4.000% due 05/01/2009                    AAA          Aaa             1,389,532
 3,075,000    Clarkston, Michigan, Community Schools,
                Refunding, GO, (AMBAC Insured, Q-SBLF),
                4.500% due 05/01/2009                              AAA          Aaa             3,091,174
 2,000,000    Detroit, Michigan, Water Supply Systems Revenue,
                Senior Lien, Series A,
                5.250% due 07/01/2006                              AAA          Aaa             2,125,560
 1,000,000    East Lansing, Michigan, School District, GO,
                (Q-SBLF), 4.700% due 05/01/2009                    AAA          Aaa             1,019,190

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     MICHIGAN (CONTINUED)
$3,075,000    Goodrich, Michigan, Area School District, (AMBAC
                Insured), Pre-refunded,
                5.875% due 05/01/2024                              AAA          Aaa          $  3,385,636
 1,110,000    Grand Rapids, Michigan, Building Authority, GO,
                4.800% due 08/01/2009                              AA           Aa3             1,138,361
 1,000,000    Lake Orion, Michigan, Community School District,
                (AMBAC Insured), Pre-refunded,
                7.000% due 05/01/2020                              AAA          Aaa             1,127,220
 2,000,000    Livonia, Michigan, Public Schools, (FGIC
                Insured), Series II, Pre-refunded,
                6.300% due 05/01/2022                              AAA          Aaa             2,071,220
 1,080,000    Michigan Public Power Agency Revenue, Combustion
                Turbine Number 1, Project A, (AMBAC Insured),
                4.500% due 01/01/2011                              AAA          Aaa             1,079,438
              Michigan State, Building Authority Revenue,
                Series I:
 2,500,000      (AMBAC Insured),
                6.000% due 10/01/2006                              AAA          Aaa             2,745,825
 2,500,000      (AMBAC Insured),
                6.250% due 10/01/2003                              AAA          Aaa             2,662,700
 2,500,000      (AMBAC Insured),
                6.500% due 10/01/2004                              AA+          Aa2             2,730,575
 1,450,000    Michigan State, Housing Development Authority,
                Rental Housing Revenue, Series A, AMT,
                5.000% due 10/01/2003                              AAA          Aaa             1,485,134
 1,095,000    Michigan State, Housing Single Family Mortgage,
                Series A, AMT,
                5.300% due 12/01/2006                              AAA          Aaa             1,141,472
              Michigan State, Trunk Line Highway Revenue:
 2,500,000      Series A,
                5.500% due 11/15/2009                              AA-          Aa3             2,723,350
 3,000,000      Series A,
                5.625% due 10/01/2003                              AA-          Aa3             3,129,990
 3,500,000    Michigan State, Underground Storage Tank
                Financial Assurance Authority, Series I, (AMBAC
                Insured), 6.000% due 05/01/2006                    AAA          Aaa             3,817,345
 1,700,000    Oakland County, Michigan, Economic Development
                Obligation, Cranbrook Educational Community,
                Series B,
                6.375% due 11/01/2014                              NR           Aaa             1,856,621
 2,000,000    Redford, Michigan, Union School District, (FGIC
                Insured), Pre-refunded,
                5.950% due 05/01/2015                              AAA          Aaa             2,210,480
 2,340,000    Troy, Michigan, City School District, GO,
                (Q-SBLF), 4.500% due 05/01/2004                    AAA          Aa1             2,417,641

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     MICHIGAN (CONTINUED)
$1,430,000    Utica, Michigan, Community Schools, GO, (Q-SBLF),
                4.050% due 05/01/2008                              AAA          Aaa          $  1,417,116
 3,900,000    Walled Lake, Michigan, Consolidate School
                District, GO, (Q-SBLF),
                4.800% due 05/01/2010                              AAA          Aaa             3,980,808
 1,510,000    Wayne County, Michigan Transportation Fund Series
                A, 5.000% due 10/01/2007                           AA           Aa3             1,584,805
 4,500,000    Wayne State University, Michigan, University
                Revenues, (AMBAC Insured),
                5.500% due 11/15/2018                              AAA          Aaa             4,795,695
 3,500,000    West Ottawa, Michigan, Public School District,
                GO, Capital Appreciation, Pre-refunded, (MBIA
                Insured), 4.070% due 05/01/2015+                   AAA          Aaa             1,524,915
                                                                                             ------------
                                                                                               59,149,119
                                                                                             ------------
     MINNESOTA -- 1.2%
 2,175,000    Metropolitan Council, Minnesota, Minneapolis-St.
                Paul Metropolitan Area, Transit, Series B, GO,
                4.100% due 02/01/2011                              AAA          Aaa             2,079,365
                                                                                             ------------
     NEBRASKA -- 1.2%
              Omaha, Nebraska, GO:
 1,000,000      4.400% due 12/01/2008                              AAA          Aaa             1,017,210
 1,000,000      4.500% due 12/01/2010                              AAA          Aaa             1,008,960
                                                                                             ------------
                                                                                                2,026,170
                                                                                             ------------
     NEW HAMPSHIRE -- 0.9%
 1,500,000    Nashua, New Hampshire, GO,
                4.750% due 09/15/2009                              AA           Aa2             1,540,875
                                                                                             ------------
     OHIO -- 0.9%
 1,500,000    Cleveland Ohio, Waterworks Revenue, Series I,
                5.000% due 01/01/2008                              AAA          Aaa             1,558,695
                                                                                             ------------
     OKLAHOMA -- 1.9%
 3,000,000    Tulsa County, Oklahoma, Independent School
                District 1, GO, Series B, (AMBAC Insured),
                5.000% due 08/01/2005                              AAA          Aaa             3,170,580
                                                                                             ------------
     OREGON -- 1.3%
 2,000,000    Washington County Oregon, Unified Sewer Agency,
                Agency Sewer Revenue, Pre-refunded,
                6.125% due 10/01/2012                              AAA          Aaa             2,168,700
                                                                                             ------------

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     PENNSYLVANIA -- 1.3%
$2,000,000    Pennsylvania State, GO, Series 3,
                6.000% due 11/15/2003                              AA           Aa2          $  2,129,280
                                                                                             ------------
     TENNESSEE -- 3.6%
 1,000,000    Knox County, Tennessee, Public Improvement, GO,
                5.200% due 05/01/2010                              AA           Aa2             1,048,900
 2,000,000    Tennergy Corporation, Tennessee, Gas Revenue,
                (MBIA Insured),
                4.500% due 06/01/2004                              AAA          Aaa             2,050,880
 2,775,000    Tennessee State, GO, Series A,
                5.600% due 03/01/2011                              AA+          Aa1             2,978,768
                                                                                             ------------
                                                                                                6,078,548
                                                                                             ------------
     TEXAS -- 9.6%
 1,700,000    Austin, Texas, Independent School District,
                Refunding, GO, (PSFG),
                4.100% due 08/01/2008                              AAA          Aaa             1,688,151
 2,750,000    Dallas, Texas, GO, ETM,
                6.000% due 02/15/2005                              AAA          Aaa             2,959,468
 1,730,000    Houston, Texas, Independent School District,
                Public Property Finance-Contractual Obligation,
                GO,
                4.750% due 07/15/2008                              AA           Aa3             1,775,689
              Texas State, GO:
 2,000,000      Series B,
                5.000% due 10/01/2003                              AA           Aa1             2,085,660
 2,400,000      Series A, Pre-refunded, Public Finance
                Authority, 5.900% due 10/01/2012                   AA           Aa1             2,596,344
 1,700,000    Travis County, Texas, Certificates Obligation,
                GO, 4.250% due 03/01/2008                          AAA          Aa1             1,700,527
 3,250,000    University of Texas, Permanent University
                Funding, (PSFG),
                5.000% due 07/01/2004                              AAA          Aaa             3,407,332
                                                                                             ------------
                                                                                               16,213,171
                                                                                             ------------
     VIRGINIA -- 2.3%
 2,500,000    Hampton, Virginia, Public Improvement Revenue,
                Series C,
                6.000% due 08/01/2003                              AA           Aa2             2,639,425
 1,140,000    Virginia State, Public School Authority, Series
                I, 5.250% due 08/01/2008                           AA+          Aa1             1,209,449
                                                                                             ------------
                                                                                                3,848,874
                                                                                             ------------

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     WASHINGTON -- 1.8%
$3,000,000    Washington State, GO, Series A,
                5.000% due 07/01/2008                              AA+          Aa1          $  3,124,440
                                                                                             ------------
     WISCONSIN -- 4.4%
 1,000,000    Eau Claire Wisconsin Area School District, GO,
                (FSA), 5.000% due 04/01/2008                       NR           Aaa             1,036,650
              Wisconsin State:
 1,500,000      5.000% due 11/01/2007                              AA           Aa2             1,575,300
 2,000,000      6.000% due 05/01/2003                              AA           Aa2             2,091,400
 2,640,000    Wisconsin State, Clean Water Revenue, Series I,
                5.250% due 06/01/2005                              AA+          Aa2             2,793,225
                                                                                             ------------
                                                                                                7,496,575
                                                                                             ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $159,370,340)                                                                         164,209,972
                                                                                             ------------
SHARES
----------
SHORT-TERM INVESTMENTS -- 2.4%
  (Cost $4,041,449)
 4,041,449    Valiant Fund Tax Exempt Money Market                                              4,041,449
                                                                                             ------------

TOTAL INVESTMENTS
  (Cost $163,411,789*)                                                     99.2%              168,251,421
OTHER ASSETS AND LIABILITIES (NET)                                          0.8                 1,363,137
                                                                          -----              ------------
NET ASSETS                                                                100.0%             $169,614,558
                                                                          =====              ============

------------
* Aggregate cost for Federal tax purposes is $163,411,789.
+ Zero-coupon bond. Rate represents annualized yield at date of purchase.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ETM   -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
FSA   -- Financial Security Assurance
GO    -- General Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

Munder Cash Investment Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                                     RATING
PRINCIPAL                                                   ------------------------
AMOUNT                                                        S&P            MOODY'S                VALUE
---------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 16.7%
$ 25,000,000    Canadian Imperial Commerce Bank
                  3.840% due 06/21/2002                     A1+/AA-          P1/Aa3        $   24,998,857
  20,000,000    Credit Agricole Indosuez NY
                  3.800% due 07/25/2002                      A1+/AA          P1/Aa1            19,998,903
  25,000,000    Deutsche Bank AG
                  4.540% due 03/21/2002                      A1+/AA          P1/Aa3            25,000,000
  35,000,000    Societe Generale
                  2.460% due 09/27/2002                     A1+/AA-          P1/Aa3            35,000,000
  20,000,000    Toronto-Dominion Bank
                  4.730% due 04/22/2002                     A-1+/AA-         P1/Aa3            19,999,412
  25,000,000    UBS AG
                  3.560% due 08/21/2002                     A1+/AA+          P1/Aa2            24,997,668
  50,000,000    Westdeutsche Landesbank Girozentrale
                  2.190% due 11/05/2002                     A1+/AA+          P1/Aa1            49,995,816
                                                                                           --------------
TOTAL CERTIFICATE OF DEPOSIT
  (Cost $199,990,656)                                                                         199,990,656
                                                                                           --------------
COMMERCIAL PAPER -- 58.7%
  50,000,000    Bear Stearns Companies, Inc.
                  1.940% due 01/17/2002+                      A1/A           P1/A2             49,956,889
  20,000,000    Blue Ridge Asset Funding
                  1.890% due 01/14/2002+                     A1/NR           P1/NR             19,986,350
  50,000,000    Corporate Receivables Corporation
                  1.950% due 01/23/2002+                     A1+/NR          P1/NR             49,940,416
  30,000,000    CXC, Inc.
                  1.890% due 02/15/2002+                     A1+/NR          P1/NR             29,929,125
  50,000,000    Falcon Asset Securitization Corporation
                  2.030% due 01/18/2002+                     A1/NR           P1/NR             49,952,069
  20,000,000    Golden Funding Corporation
                  2.070% due 01/25/2002+                     A1/NR           P1/Aa2            19,972,400
  50,000,000    International Lease Finance Corporation
                  2.200% due 02/28/2002+                    A1+/AA-          P1/A1             49,822,778
  50,000,000    J.P. Morgan Chase & Company, Inc.
                  2.300% due 01/15/2002+                    A1+/AA-          P1/Aa3            49,955,278
                Lexington Parker Capital Corporation:
  25,000,000      3.420% due 01/22/2002+                     A1/NR           NR/NR             24,950,125
  25,000,000      3.570% due 01/25/2002+                     A1/NR           NR/NR             24,940,500
  30,000,000    Liberty Street Funding Corporation
                  1.910% due 01/18/2002+                     A1/NR           P1/NR             29,972,942
  50,000,000    Moat Funding LLC
                  1.810% due 03/08/2002+                     A1+/NR          P1/NR             49,834,083
  50,000,000    New Center Asset Trust
                  1.800% due 01/02/2002+                     A1+/NR          P1/NR             49,997,500

                       See Notes to Financial Statements.

Munder Cash Investment Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                     RATING
PRINCIPAL                                                   ------------------------
AMOUNT                                                        S&P            MOODY'S                VALUE
---------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
$ 50,000,000    Park Avenue Receivables Corporation
                  1.930% due 01/17/2002+                     A1/NR           P1/NR         $   49,957,111
  50,000,000    Preferred Receivables Funding
                  1.760% due 01/29/2002+                     A1/NR           P1/NR             49,931,555
                Sigma Finance, Inc.:
  25,000,000      3.390% due 03/01/2002+                    A1+/AAA          P1/Aaa            24,861,104
  25,000,000      3.570% due 01/07/2002+                    A1+/AAA          P1/Aaa            24,985,125
  30,000,000    Toronto Dominion Holdings
                  1.720% due 03/15/2002+                    A-1+/AA-         P1/Aa3            29,895,367
  25,000,000    UBS Finance, Inc.
                  1.800% due 01/02/2002+                    A1+/AA+          P1/Aa2            24,998,750
                                                                                           --------------
TOTAL COMMERCIAL PAPER
  (Cost $703,839,467)                                                                         703,839,467
                                                                                           --------------
CORPORATE BONDS AND NOTES -- 9.2%
  25,000,000    Allstate Funding Agreement
                  2.071% due 05/15/2002++                    NR/AA+          NR/Aa2            25,000,000
  40,000,000    Beta Finance, Inc., 144A
                  1.640% due 03/08/2002+, ++, +++           A1+/AAA          P1/Aaa            40,000,000
  25,000,000    Jackson National Life Insurance
                  2.700% due 09/25/2002++                    NR/AAA          NR/Aa3            25,000,000
  20,000,000    LaSalle Bank NA
                  4.220% due 05/22/2002                     A-1+/AA          P1/Aa2            19,999,249
                                                                                           --------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $109,999,249)                                                                         109,999,249
                                                                                           --------------
REPURCHASE AGREEMENT -- 9.7%
  (Cost $116,592,764)
 116,592,764    Agreement with Lehman Brothers,
                  1.670% dated 12/31/2001, to be
                  repurchased at $116,603,501 on
                  01/02/2002, collateralized by $366,760
                  U.S. Treasury Bond,
                  8.750% maturing 08/15/2020
                  (value $118,925,596)                                                        116,592,764
                                                                                           --------------

TOTAL INVESTMENTS
  (Cost $1,130,422,136*)                                                   94.3%              1,130,422,136
OTHER ASSETS AND LIABILITIES (NET)                                          5.7                  67,865,263
                                                                          -----              --------------
NET ASSETS                                                                100.0%             $1,198,287,399
                                                                          =====              ==============

------------
  * Aggregate cost for Federal tax purposes is $1,130,422,136.
  + Rate represents annualized yield at date of purchase.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

                       See Notes to Financial Statements.

Munder Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                                       RATING
PRINCIPAL                                                     ------------------------
AMOUNT                                                          S&P            MOODY'S             VALUE
--------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 20.4%
$ 4,000,000    Canadian Imperial Commerce Bank
                 3.840% due 06/21/2002                        A1+/AA-          P1/Aa3        $ 3,999,817
  5,000,000    Toronto-Dominion Bank
                 4.730% due 04/22/2002                        A1+/AA-          P1/Aa3          4,999,853
  4,000,000    UBS AG
                 3.560% due 08/21/2002                        A-1+/AA+         P1/Aa2          3,999,627
  4,000,000    Westdeutsche Landesbank Girozentrale
                 2.190% due 11/05/2002                        A1+/AA+          P1/Aa1          3,999,665
                                                                                             -----------
TOTAL CERTIFICATE OF DEPOSIT
  (Cost $16,998,962)                                                                          16,998,962
                                                                                             -----------
COMMERCIAL PAPER - DISCOUNT -- 57.4%
  4,000,000    Asset Securitization Cooperative
                 Corporation
                 1.900% due 01/17/2002+                       A-1+/NR          P1/NR           3,996,622
  4,000,000    Corporate Receivables Corporation
                 1.950% due 01/23/2002+                        A1+/NR          P1/NR           3,995,233
  4,000,000    CXC, Inc.
                 1.890% due 02/15/2002+                        A1+/NR          P1/NR           3,990,550
  4,000,000    Enterprise Funding Corporation
                 1.930% due 01/10/2002+                        A1+/NR          P1/NR           3,998,070
  4,000,000    International Lease Finance Corporation
                 2.220% due 02/04/2002+                       A-1+/AA-         P1/A1           3,991,613
  4,000,000    J.P. Morgan Chase & Company, Inc.
                 2.300% due 01/15/2002+                       A-1+/AA-         P1/Aa3          3,996,422
  4,000,000    Lexington Parker Capital Corporation
                 1.950% due 01/10/2002+                        A1/NR           NR/NR           3,998,050
  4,000,000    Liberty Street Funding Corporation
                 2.080% due 01/04/2002+                        A1/NR           P1/NR           3,999,307
  4,000,000    Nestle Capital Corporation
                 1.650% due 01/02/2002+                        A1+/NR          P1/NR           3,999,817
  4,000,000    Park Avenue Receivables Corporation
                 1.930% due 01/17/2002+                        A1/NR           P1/NR           3,996,569
  4,000,000    Proctor & Gamble Company
                 1.970% due 02/04/2002+                       A1+/AA-          P1/Aa3          3,992,558
  4,000,000    Superior Funding Capital
                 2.220% due 01/28/2002+                       A-1+/NR          P1/NR           3,993,340
                                                                                             -----------
TOTAL COMMERCIAL PAPER -- DISCOUNT
  (Cost $47,948,151)                                                                          47,948,151
                                                                                             -----------

                       See Notes to Financial Statements.

Munder Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                       RATING
PRINCIPAL                                                     ------------------------
AMOUNT                                                          S&P            MOODY'S             VALUE
--------------------------------------------------------------------------------------------------------
CORPORATE NOTES -- 0.8%
  (Cost $679,000)
$   679,000    Capital One Funding Corporation
                 2.200% due 04/01/2009+                        A1/A+           P1/NR         $   679,000
                                                                                             -----------
REPURCHASE AGREEMENT -- 20.9%
  (Cost $17,415,486)
 17,415,486    Agreement with Lehman Brothers,
                 1.670% dated 12/31/2001, to be
                 repurchased at $17,417,102 on 01/02/2002,
                 collateralized by $41,096 U.S. Treasury
                 Bond,
                 8.750% maturing 08/15/2020 (value
                 $13,325,789),
                 and $3,925,000 U.S. Treasury Bond,
                 3.625% maturing 01/15/2008 (value
                 $4,436,740)                                                                  17,415,486
                                                                                             -----------

TOTAL INVESTMENTS
  (Cost $83,041,599*)                                                      99.5%              83,041,599
OTHER ASSETS AND LIABILITIES (NET)                                          0.5                  389,880
                                                                          -----              -----------
NET ASSETS                                                                100.0%             $83,431,479
                                                                          =====              ===========

------------
* Aggregate cost for Federal tax purposes is $83,041,599.
+ Rate represents annualized yield at date of purchase.

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.7%
    ALABAMA -- 1.1%
$1,000,000    Mobile, Alabama, Dock & Wharf Revenue,
                Refunding Holnam, Inc. Project, Series A,
                (Bayerische Landesbank, LOC),
                1.550% due 06/01/2032+                           A-1+          VMIG1         $  1,000,000
 2,500,000    Mobile, Alabama, Industrial Development Board
                Dock & Wharf Revenue, Refunding Holnam, Inc.
                Project, Series B, (Wachovia Bank, LOC),
                1.600% due 06/01/2032+                           A-1+          VMIG1            2,500,000
                                                                                             ------------
                                                                                                3,500,000
                                                                                             ------------
     ARIZONA -- 3.8%
 3,400,000    Apache County, Arizona, Industrial Development
                Authority, Industrial Development Revenue,
                (Tucson Electric -- 83C), (Society Generale,
                LOC),
                1.600% due 12/15/2018+                           A-1+          VMIG1            3,400,000
 1,905,000    Arizona State Transportation Board Excise Tax
                Revenue, Maricopa County Regional Area Road
                A,
                5.000% due 07/01/2002                             AA            Aa2             1,932,059
 1,100,000    Central Arizona Water Conservation Distribution
                Contract Revenue, Refunding, Series B,
                3.300% due 05/01/2002                             AA-            A1             1,103,935
   500,000    Maricopa County, Arizona, GO Refunding (FGIC
                Insured),
                6.250% due 07/01/2002                             AAA           Aaa               510,659
 3,000,000    Pima County, Arizona Industrial Development
                Authority, (Tucson Electric),
                (Toronto Dominion, LOC),
                1.600% due 12/01/2022+                            AA           VMIG1            2,999,985
 2,000,000    Tempe, Arizona, Excise Tax Revenue, Series A,
                5.000% due 07/01/2002                             AA+           Aa2             2,026,926
                                                                                             ------------
                                                                                               11,973,564
                                                                                             ------------
     CALIFORNIA -- 1.9%
 6,075,000    California State, Revenue Anticipation Notes,
                3.250% due 06/28/2002                            SP-1+          MIG1            6,105,593
                                                                                             ------------
     COLORADO -- 4.5%
 1,500,000    Adams County, Colorado, Industrial Development
                Revenue, Clear Creek Business (Citibank LOC),
                1.600% due 11/01/2008+                            NR           VMIG1            1,500,000
 1,490,000    Boulder County, Colorado, Development Revenue,
                Humane Society, Inc. Project,
                (Wells Fargo Bank N.A., LOC),
                1.850% due 05/01/2020+                            NR             NR             1,490,000

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     COLORADO (CONTINUED)
$2,000,000    Colorado Health Facilities Authority Revenue,
                Craig Hospital Project, (Wells Fargo Bank
                N.A., LOC),
                1.750% due 12/01/2021+                            AA-            NR          $  2,000,000
 2,100,000    Denver, Colorado, City & County Airport
                Revenue, Refunding Series A,
                7.250% due 11/15/2002                             AAA            A2             2,232,411
 4,000,000    Platte River Power Authority Company, (Morgan
                Guarantee Trust, SPA),
                1.650% due 02/13/2002+                            A-H          VMIG1            4,000,000
 3,000,000    Superior Metropolitan District Number 3
                Company, (U.S. Bank, NA, LOC),
                2.000% due 12/01/2002+                            A+             A1             3,000,000
                                                                                             ------------
                                                                                               14,222,411
                                                                                             ------------
     FLORIDA -- 2.7%
 3,000,000    Florida Local Government Finance Commission,
                2.450% due 02/06/2002                             A-1            P1             3,000,000
 3,000,000    Palm Beach County, Florida Revenue, Community
                Foundation Palm Beach Project,
                (Northern Trust Company, LOC),
                1.700% due 07/01/2034+                           A-1+            NR             3,000,000
 2,500,000    Palm Beach County, Florida Revenue, GO, Norton
                Gallery, Inc. Project,
                (Northern Trust Company, LOC),
                1.700% due 05/01/2025+                           A-1+            NR             2,500,000
                                                                                             ------------
                                                                                                8,500,000
                                                                                             ------------
     GEORGIA -- 3.0%
 1,365,000    Clayton County, Georgia, Housing Authority
                Multifamily Housing Revenue, Refunding,
                Huntington Woods, Series A, (FSA Insured),
                (Societe Generale, SPA),
                1.750% due 01/01/2021+                           A-1+          VMIG1            1,365,000
 3,080,000    Cobb County Georgia School District, Refunding,
                4.750% due 02/01/2002                             AA            Aa1             3,085,279
 1,000,000    De Kalb Private Hospital Authority Revenue,
                Anticipation Certificates, ESR Children's
                Health, Series A (Suntrust Bank, LOC),
                1.600% due 12/01/2028+                            NR            Aa3             1,000,000

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     GEORGIA (CONTINUED)
$1,500,000    Decatur County - Bainbridge, Georgia,
                Industrial Development Authority Revenue,
                Variable Rate - Kaiser Agricultural, (Harris
                Bank, LOC),
                1.550% due 12/01/2002+                            NR             NR          $  1,500,000
 2,385,000    Rockdale County, Georgia, Water & Sewer
                Authority Revenue, Series B, (MBIA Insured),
                5.000% due 07/01/2002                             AAA           Aaa             2,412,356
                                                                                             ------------
                                                                                                9,362,635
                                                                                             ------------
     IDAHO -- 0.4%
 1,360,000    Magic Valley, Idaho, Healthcare Systems, Inc.
                Revenue, Regional Medical Center Project
                (Wells Fargo Bank N.A., LOC),
                1.750% due 12/01/2021+                            NR           VMIG1            1,360,000
                                                                                             ------------
     ILLINOIS -- 13.3%
 1,000,000    Chicago Illinois, Central Public Library,
                Series C, (AMBAC Insured),
                6.850% due 01/01/2017+                            AAA           Aaa             1,039,239
 3,040,000    Illinois Development Finance Authority Limited,
                Obligation Revenue, Decatur Mental Health
                Center Project, (First of America Bank, LOC),
                1.800% due 05/01/2018+                            NR             NR             3,040,000
 2,500,000    Illinois Development Finance Authority Revenue,
                Lifesource Project, (PNC Bank NA, LOC),
                1.900% due 06/01/2020+                            NA           VMIG1            2,500,000
 2,225,000    Illinois Development Finance Authority,
                Industrial Revenue, Tajon Warehouse, Series
                B,
                (Bank of Kentucky, LOC),
                1.750% due 01/01/2010+                            A-1            NR             2,225,000
              Illinois Educational Facilities Authority
                Revenues:
 1,260,000      University Pooled Financing Program, (FGIC
                Insured), (Bank One, SPA),
                1.650% due 12/01/2005+                            AAA           Aaa             1,260,000
 1,100,000      Adjusted Chicago Children's Museum,
                (Bank One N.A., LOC),
                1.700% due 02/01/2028+                            A-1          VMIG1            1,100,000
 1,100,000      Columbia College,
                (Harris Trust & Savings Bank, LOC),
                1.600% due 06/01/2030+                           A-1+            NR             1,100,000
10,960,000    Illinois Health Facilities Authority, Advocate
                Health Care, Series B, (Multi LOC's),
                1.850% due 08/15/2022+                           A-1+          VMIG1           10,960,000

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     ILLINOIS (CONTINUED)
$5,700,000    Illinois Health Facilities Authority Revenue,
                Swedish Covenant Hospital, Series A, (AMBAC
                Insured), (Harris Trust & Savings Bank, SPA),
                1.700% due 08/15/2029+                           A-1+          VMIG1         $  5,700,000
 1,000,000    Illinois State,
                4.500% due 06/01/2002                             AAA           Aaa             1,006,291
 2,000,000    Illinois State Development Finance Authority,
                Industrial Development Authority Revenue,
                (Lake Forest Academy Project), (FGIC Insured)
                (Northern Trust LOC),
                1.750% due 12/01/2024+                           A-1+            NR             2,000,000
 3,890,000    Illinois State Toll Highway Authority, Toll
                Highway Priority Revenue, Refunding Series B,
                (MBIA Insured), (Societe Generale, LOC),
                1.550% due 01/01/2010+                           A-1+          VMIG1            3,890,000
 4,000,000    Orland Hills, Illinois, Multifamily Mortgage
                Revenue, (LaSalle National Bank, LOC),
                1.750% due 12/01/2004+                           A-1+            NR             4,000,000
 1,800,000    Schaumburg, Illinois, GO, Series A,
                (Northern Trust Company, SPA),
                1.600% due 12/01/2013+                            AA+           Aa1             1,800,000
                                                                                             ------------
                                                                                               41,620,530
                                                                                             ------------
     INDIANA -- 5.4%
 1,400,000    Franklin County, Indiana, Economic Development
                Revenue, Sisters St. Francis Project,
                (Banc One, LOC),
                1.700% due 12/01/2018+                            A+             NR             1,400,000
              Indiana Health Facility Financing Authority
                Hospital Revenue:
 5,500,000      Clarian Health Obligation Group, Series C,
                (Westdeutsche Landesbank, SPA),
                1.600% due 03/01/2030+                           A-1+          VMIG1            5,500,000
 2,000,000      (Mary Sherman Hospital), (Fifth Third Bank,
                LOC), 1.690% due 05/01/2019+                      NR             NR             2,000,000

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     INDIANA (CONTINUED)
$6,000,000    Indiana Municipal Power Supply Systems Revenue,
                Refunding Series A, (Toronto-Dominion Bank,
                LOC),
                1.600% due 01/01/2018+                           A-1+          VMIG1         $  6,000,000
              Purdue Indiana University Revenue:
 1,040,000      Student Fee Series Q,
                5.250% due 07/01/2002                             AA            Aa2             1,052,885
 1,000,000      Student Fee Series P,
                4.000% due 07/01/2002                             AA            Aa2             1,007,151
                                                                                             ------------
                                                                                               16,960,036
                                                                                             ------------
     IOWA -- 1.3%
 1,500,000    Iowa Finance Authority Museum Facilities
                Revenue, Putnam Museum Of History,
                (Wells Fargo Bank N.A., LOC),
                1.750% due 05/01/2012+                           A-1+            NA             1,500,000
 1,500,000    Iowa Higher Education Loan Authority Revenue,
                Higher Education State Ambrose University,
                (Wells Fargo Bank N.A., LOC),
                1.850% due 02/01/2007+                            NR             NR             1,500,000
 1,100,000    Webster County, Iowa, Educational Facilities
                Revenue, St. Edmond Project, (Wells Fargo
                Bank N.A., LOC),
                1.750% due 07/01/2020+                           A-1+            NR             1,100,000
                                                                                             ------------
                                                                                                4,100,000
                                                                                             ------------
     KANSAS -- 2.3%
 2,220,000    Kansas State Department Transportation Highway
                Revenue, Pre-refunded,
                6.500% due 03/01/2002                             AA+            NR             2,237,897
              Kansas State Development Finance Authority
                Revenue:
 1,115,000      Kansas State Project, (AMBAC Insured),
                4.250% due 03/01/2002                             AAA           Aaa             1,117,834
 2,880,000      Kansas State Project, (AMBAC Insured),
                4.250% due 09/01/2002                             AAA           Aaa             2,910,919
 1,000,000    Wamego Kansas Pollution Control Revenue,
                Refunding, Utilicorp United Inc. Project,
                (Bank One Chicago N.A., LOC),
                1.700% due 03/01/2026+                            A+            P-1             1,000,000
                                                                                             ------------
                                                                                                7,266,650
                                                                                             ------------

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     KENTUCKY -- 2.6%
$2,680,000    Covington, Kentucky, Industrial Building
                Revenue, Baptist Convalescent Project,
                (Fifth Third Bank, LOC),
                1.690% due 04/01/2019+                            NR             NR          $  2,680,000
 3,440,000    Jeffersontown, Kentucky, Lease Program Revenue,
                Kentucky League Of Cities Funding Trust,
                (Firstar Bank, LOC),
                1.720% due 03/01/2030+                            NR           VMIG1            3,440,000
 1,000,000    Kentucky State Turnpike Authority Economic
                Development Road Revenue,
                Refunding Revitalization Project,
                5.250% due 07/01/2002                             AA-           Aa3             1,013,153
 1,000,000    Lexington-Fayette Urban County, Kentucky,
                Government Industrial Building Revenue, Roman
                Catholic Diocese Project,
                (Fifth Third Bank N.A., LOC),
                1.670% due 09/01/2015+                            NR             NR             1,000,000
                                                                                             ------------
                                                                                                8,133,153
                                                                                             ------------
     MAINE -- 0.5%
 1,565,000    Maine Municipal Bond Bank, Series D,
                3.250% due 11/01/2002                             AAA           Aa1             1,579,708
                                                                                             ------------
     MARYLAND -- 0.9%
 2,900,000    Baltimore County, Maryland, Revenue Bonds,
                Sheppard & Enoch Pratt Hospital,
                (Bank of America, LOC),
                1.600% due 07/01/2022+                            NR           VMIG1            2,900,000
                                                                                             ------------
     MICHIGAN -- 6.4%
 2,500,000    Caledonia, Michigan, Community Schools, (AMBAC
                Insured),
                6.700% due 05/01/2002+                            AAA           Aaa             2,580,950
 1,000,000    Flint, Michigan, Hospital Building Authority
                Revenue, Hurley Medical Center, Series B,
                (Lasalle National Bank, LOC),
                1.650% due 07/01/2015+                            NR           VMIG1            1,000,000
 4,800,000    Goodrich, Michigan, Area School District,
                School Building and Site, Series B
                (Bayerische Landesbank, SPA),
                1.650% due 05/01/2030+                            AAA            NR             4,800,000
 5,500,000    Kalamazoo County, Michigan, Economic
                Development Revenue, (Old Kent Bank, LOC),
                1.800% due 09/01/2015+                            NR             NR             5,500,000

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     MICHIGAN (CONTINUED)
$2,000,000    Michigan Municipal Bond Authority Revenue,
                4.000% due 04/11/2002                            SP-1+           NR          $  2,004,888
 2,000,000    Michigan State Hospital Finance Authority
                Revenue, Chelsea Community Hospital,
                (National City Bank, LOC),
                1.750% due 05/15/2031+                            A-1            NR             2,000,000
 1,000,000    Saline, Michigan, Economic Development
                Obligation, Brecon Village Project, (Bank
                One, LOC),
                1.700% due 11/01/2025+                           A-1+            NR             1,000,000
 1,015,000    Sterling Heights Michigan Economic Development,
                (PNC Bank, LOC),
                1.900% due 12/01/2010+                            A-1            NR             1,015,000
                                                                                             ------------
                                                                                               19,900,838
                                                                                             ------------
     MINNESOTA -- 1.0%
 3,000,000    City of Rochester, Minnesota, Series 2000-B,
                2.750% due 01/16/2002                            A-1+            P1             3,000,000
                                                                                             ------------
     MISSISSIPPI -- 1.6%
 1,000,000    Jackson, Mississippi, GO, Public School
                District,
                5.900% due 07/01/2002+                            NR             A1             1,020,707
 4,000,000    Mississippi Hospital Equipment & Facilities
                Authority Revenue, North Mississippi Health
                Services, Series 1, (Westdeutsche Landesbank,
                SPA),
                1.700% due 05/15/2030+                           A-1+          VMIG1            4,000,000
                                                                                             ------------
                                                                                                5,020,707
                                                                                             ------------
     MISSOURI -- 0.6%
 2,000,000    Columbia, Missouri, Special Obligation Reserve,
                Series A, (Toronto Dominion Bank, LOC),
                1.600% due 06/01/2008+                           A-1+          VMIG1            2,000,000
                                                                                             ------------
     NEBRASKA -- 0.4%
 1,100,000    Omaha Public Power District Neb Electric
                Revenue, Series A,
                5.000% due 02/01/2002+                            AA            Aa2             1,101,793
                                                                                             ------------
     NEVADA -- 0.4%
 1,355,000    Clark County, Nevada, Economic Development
                Revenue, University of Nevada - Las Vegas
                Project, (Wells Fargo Bank N.A., LOC),
                1.750% due 08/01/2019+                           A-1+            NR             1,355,000
                                                                                             ------------

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     NEW MEXICO -- 1.8%
$  700,000    Albuquerque, New Mexico, Gross Receipt Lodgers
                Tax Revenue, (Canadian Imperial Bank, LOC),
                1.600% due 07/01/2023+                           A-1+          VMIG1         $    700,000
 1,770,000    Farmington, New Mexico, GO, Municipal School
                District NO. 005, Education Technology Notes,
                2.100% due 09/01/2002                             NR             A1             1,773,461
 3,000,000    New Mexico State, Refunding Series A,
                5.000% due 09/01/2002                             AA+           Aa1             3,061,073
                                                                                             ------------
                                                                                                5,534,534
                                                                                             ------------
     NEW YORK -- 0.4%
 1,100,000    New York City Transitional Finance Authority
                Revenue, New York City Recovery Notes, Series
                A,
                3.250% due 10/02/2002                            SP-1+          MIG1            1,109,050
                                                                                             ------------
     NORTH CAROLINA -- 1.0%
 1,040,000    Greensboro, North Carolina, Public Improvement,
                1.600% due 04/01/2019+                           A-1+          VMIG1            1,040,000
 2,000,000    North Carolina Medical Care Community Health
                Care Facilities Revenue, Rutherford Hospital,
                Inc. Project (Branch Banking & Trust, LOC),
                1.800% due 09/01/2021+                            NA           VMIG1            2,000,000
                                                                                             ------------
                                                                                                3,040,000
                                                                                             ------------
     OHIO -- 5.6%
 1,000,000    Butler County, Ohio, Bond Anticipation Notes,
                Series B,
                2.970% due 06/13/2002                             NR            MIG1            1,001,004
   510,000    Cincinnati, Ohio, City School District, Revenue
                Anticipation Notes, ETM,
                6.150% due 06/15/2002                             A-             NR               519,662
 1,790,000    Franklin County, Ohio, Hospital Revenue, US
                Health Corporation, Series A, (Morgan
                Guaranty, LOC),
                1.600% due 12/01/2021+                            NR           VMIG1            1,790,000
 2,540,000    Indian Hill, Ohio, Economic Development,
                Cincinnati County Day School, (Fifth Third,
                LOC),
                1.690% due 05/01/2019+                            NR             NR             2,540,000
 4,525,000    Middleburg Heights, Ohio, Hospital Revenue,
                Southwest General Health, (Keybank NA, LOC),
                1.750% due 08/15/2022+                            A-1            NR             4,525,000
 3,030,000    Montgomery County, Ohio, Society Saint Vincent
                DePaul, (Nat City, LOC),
                1.750% due 12/01/2010+                            A-1            NR             3,030,000

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     OHIO (CONTINUED)
$2,000,000    Ohio State Water Development Authority
                Pollution Control Faculties Revenue,
                Cleveland Electric, Series B, (Barclays Bank
                New York, LOC),
                1.650% due 08/01/2020+                           A-1+            P1          $  2,000,000
 1,190,000    Sharonville Ohio Industrial Development
                Revenue, Edgcomb Metals Co. Project,
                (Wells Fargo Bank N.A., LOC),
                1.750% due 06/13/2002+                            NR            Aa1             1,190,000
 1,000,000    Summit County Ohio, Bond Anticipation Notes,
                3.500% due 05/30/2002                            SP-1+          MIG1            1,002,180
                                                                                             ------------
                                                                                               17,597,846
                                                                                             ------------
     OREGON -- 3.1%
 3,500,000    Oregon State Health Housing Educational &
                Cultural Facilities Authority, (Adjusted
                Assumption Village Project Series A),
                (Keybank N.A., LOC),
                1.750% due 03/01/2033+                            NR           VMIG1            3,500,000
 4,550,000    Portland, Oregon Multifamily Revenue,
                (Harris Trust and Savings Bank, LOC),
                1.550% due 12/01/2011+                            AA-            NR             4,550,000
 1,500,000    Tri-County, Oregon, Metropolitan Transportation
                District Revenue, Refunding, Series A,
                5.700% due 08/01/2002                             AA+           Aa3             1,544,838
                                                                                             ------------
                                                                                                9,594,838
                                                                                             ------------
     PENNSYLVANIA -- 10.4%
 1,545,000    Allegheny County, Pennsylvania, Hospital
                Development Revenue, Variable Health Center
                Presbyterian, Series D, (MBIA Insured)
                (First Union National Bank, SPA),
                1.600% due 03/01/2020+                            A-1          VMIG1            1,545,000
              Allegheny County, Pennsylvania, Industrial
                Development Authority Revenue:
 1,500,000      Education Center Watson,
                4.000% due 05/01/2002+                            A-1          VMIG1            1,505,205
 6,000,000      Refunding, Pollution Control Duquesne, Series
                A, (AMBAC Insured), (Bank of New York, SPA),
                1.900% due 12/01/2013+                           A-1+          VMIG1            6,000,000
 2,700,000    Allegheny County, Pennsylvania, Redevelopment
                Authority, Brentwood Towne Square Project,
                Series A (NAT City LOC),
                1.800% due 11/01/2019+                            A-1            NR             2,700,000

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     PENNSYLVANIA (CONTINUED)
              Delaware Valley, Pennsylvania, Registered
                Finance:
$3,200,000      Mode 1, (Credit Suisse, LOC),
                1.600% due 08/01/2016+                           A-1+          VMIG1         $  3,200,000
 2,000,000      Series A, (Credit Suisse, LOC),
                1.600% due 12/01/2017+                           A-1+          VMIG1            2,000,000
 2,200,000    Pennsylvania State High Educational Authority
                Revenue,
                3.200% due 03/31/2002                             NR           VMIG1            2,200,000
 1,000,000    Philadelphia Pennsylvania School District, GO,
                Series A (AMBAC Insured),
                6.400% due 05/15/2002                             AAA           Aaa             1,018,979
 3,900,000    Schuylkill County, Pennsylvania, Industrial
                Development Authority, Gilbertown Power
                Project, (Mellon Bank, LOC),
                1.600% due 12/01/2002+                           A-1+            NR             3,900,000
 4,100,000    Union County, Pennsylvania, Hospital Authority
                Revenue, Variable Evangelical Community
                Hospital, (Asset Guarantee Insured) (Fleet
                LOC),
                1.900% due 02/01/2021+                            A-1            NR             4,100,000
 4,305,000    Washington County, Pennsylvania, Authority
                Lease Revenue, Higher Education Pooled
                Equipment Lease, (First Union National Bank,
                LOC),
                1.800% due 11/01/2005+                            NR           VMIG1            4,305,000
                                                                                             ------------
                                                                                               32,474,184
                                                                                             ------------
     SOUTH CAROLINA -- 1.5%
              South Carolina State Public Service Authority
                Revenue:
 2,000,000      Refunding, Series A,
                5.000% due 01/01/2002                             AA-           Aa2             2,000,000
 2,625,000      Refunding, Series C,
                4.500% due 01/01/2002                             AA-           Aa2             2,625,000
                                                                                             ------------
                                                                                                4,625,000
                                                                                             ------------
     TENNESSEE -- 5.2%
 1,995,000    Clarksville, Tennessee, Public Building
                Authority Revenue,
                1.550% due 07/01/2013+                           A-1+          VMIG1            1,995,000
 2,000,000    Shelby County, Tennessee, GO, Refunding Series
                B,
                4.250% due 11/01/2002+                            AA+           Aa3             2,036,896

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     TENNESSEE (CONTINUED)
              Shelby County, Tennessee, Health Educational &
                Housing Facilities Board Revenue:
$5,000,000      (Bank of America, LOC),
                2.650% due 01/09/2002                            A-1+            NR          $  5,000,000
 6,135,000      Refunding, Multifamily Housing-Wyndridge,
                (Credit Suisse, LOC),
                1.650% due 11/01/2019+                           A-1+            NR             6,135,000
 1,000,000    Tennessee State, Series A,
                5.000% due 03/01/2002                             AA            AA2             1,003,671
                                                                                             ------------
                                                                                               16,170,567
                                                                                             ------------
     TEXAS -- 6.9%
 1,900,000    Carroll, Texas, Independent School District,
                School Building, (PSFG Insured) (Westdeutsche
                LOC),
                1.650% due 08/15/2032+                           A-1+          VMIG1            1,900,000
 1,000,000    Dallas, Texas, Waterworks & Sewer Systems
                Revenue, Refunding & Improvement,
                7.500% due 04/01/2002                             AA+           Aa2             1,011,611
 1,685,000    Harris County, Texas, Pre-refunded, Toll Road,
                Series A, (FGIC Insured),
                6.500% due 08/15/2002                             AAA           Aaa             1,758,716
 1,245,000    Plano Texas Independent School District,
                5.250% due 02/15/2002                             AAA           Aaa             1,248,113
 2,000,000    San Antonio Texas, Refunding, GO,
                8.000% due 08/01/2002                             AA+           Aa2             2,060,151
 1,290,000    San Antonio, Texas, Electric & Gas, Unrefunded
                Balance, Series 2000,
                6.000% due 02/01/2002+                            AAA           Aa1             1,307,326
 2,270,000    San Antonio, Texas, Independent School
                District, Building, Series A, GO (PSFG
                Insured),
                4.000% due 08/15/2002                             AAA           Aaa             2,289,982
 4,900,000    San Antonio, Texas, Industrial Development
                Authority Revenue, (Rivercenter Association
                Project), (PNC Bank, LOC),
                1.900% due 12/01/2012+                            NR             A1             4,900,000
 2,000,000    Splendora, Texas, Higher Education Facilities,
                Corporation Revenue, Fort Bend Baptist,
                Series A, (Wells Fargo Bank N.A., LOC),
                1.750% due 12/01/2026+                            AA-            NR             2,000,000
 3,000,000    Texas State, Tax & Revenue Anticipation Notes,
                Series A,
                3.750% due 08/29/2002                            SP-1+          MIG1            3,024,054
                                                                                             ------------
                                                                                               21,499,953
                                                                                             ------------

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     UTAH -- 0.4%
$1,320,000    Salt Lake City Utah Revenue, Valley Mental
                Health Project, (Wells Fargo Bank N.A., LOC),
                1.750% due 12/01/2021+                            A-H            NR          $  1,320,000
                                                                                             ------------
     VIRGINIA -- 2.6%
 2,875,000    Arlington County, Virginia Revenue, Ballston
                Public Parking, (Citibank, N.A., LOC),
                1.550% due 08/01/2017+                           A-1+            NR             2,875,000
 4,000,000    Clarke County, Virginia, Industrial Development
                Authority, Hospital Facilities Revenue,
                Winchester Medical Center, Inc. (FSA
                Insured), (Chase Manhattan Bank, SPA),
                1.850% due 01/01/2030+                           A-1+            NR             4,000,000
 1,390,000    Virginia State Public School Authority, Series
                A,
                5.500% due 08/01/2002                             AA+           Aa1             1,412,326
                                                                                             ------------
                                                                                                8,287,326
                                                                                             ------------
     WASHINGTON -- 0.7%
 1,000,000    Chelan County, Washington, Public Utility
                District No. 001, Refunding Chelan Hydro,
                Series D,
                4.500% due 07/01/2002                             AA            Aa2             1,012,800
 1,060,000    Washington State, GO, Series S-4,
                4.600% due 01/01/2002                             AA+           Aa1             1,060,000
                                                                                             ------------
                                                                                                2,072,800
                                                                                             ------------
     WISCONSIN -- 4.0%
 1,325,000    Augusta, Wisconsin, Industrial Development
                Revenue, Refunding, Industrial Development
                Ball Corporation Project (Bank One LOC),
                1.700% due 11/01/2004+                            A+            Aa2             1,325,000
 7,900,000    Wisconsin State Health & Educational Facilities
                Authority Revenue, University of Wisconsin
                Medical Foundation, (Lasalle Bank N.A., LOC),
                1.670% due 05/01/2030+                           A-1+            NR             7,900,000

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     WISCONSIN (CONTINUED)
$1,700,000    Wisconsin State Health Facilities Authority
                Revenue, Franciscan Health Care, Series A-2
                (Toronto Dominion Bank, LOC),
                1.670% due 01/01/2016+                           A-1+          VMIG1         $  1,700,000
 1,630,000    Wisconsin State Transportation Revenue,
                Refunding Series A,
                5.000% due 07/01/2002                             AA-           Aa3             1,652,828
                                                                                             ------------
                                                                                               12,577,828
                                                                                             ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $305,866,544)                                                                         305,866,544
                                                                                             ------------
SHARES
----------
SHORT-TERM INVESTMENTS -- 0.3%
  (Cost $913,740)
   913,740    Dreyfus Tax-Exempt Cash Management                                                  913,740
                                                                                             ------------

TOTAL INVESTMENTS
  (Cost $306,780,284*)                                                     98.0%              306,780,284
OTHER ASSETS AND LIABILITIES (NET)                                          2.0                 6,322,606
                                                                          -----              ------------
NET ASSETS                                                                100.0%             $313,102,890
                                                                          =====              ============

------------
* Aggregate cost for Federal tax purposes is $306,780,284.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
ETM   -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
FSA   -- Financial Security Assurance
GO    -- General Obligation Bonds
LOC   -- Instruments supported by bank letter of credit
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
SPA   -- Stand by Purchase Agreement

                       See Notes to Financial Statements.

Munder U.S. Treasury Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 68.9%
     U.S. TREASURY BILLS -- 68.9%
$25,000,000      1.770% due 02/28/2002+
                                                                                 $ 24,927,500
 35,000,000      1.630% due 03/07/2002+
                                                                                   34,895,729
                                                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $59,823,229)                                                               59,823,229
                                                                                 ------------
REPURCHASE AGREEMENTS -- 78.3%
  6,000,000    Agreement with Goldman Sachs,
                 1.500% dated 12/31/2001, to be repurchased at $6,000,500
                 on 01/02/2002, collateralized by $5,030,000 U.S. Treasury
                 Bond,
                 12.375% maturing 05/15/2004
                 (value $6,104,005)
                                                                                    6,000,000
  6,000,000    Agreement with J.P. Morgan,
                 1.600% dated 12/31/2001, to be repurchased at $6,000,533
                 on 01/02/2002, collateralized by $5,455,000 U.S. Treasury
                 Bond,
                 10.750% maturing 05/15/2003
                 (value $6,075,017)
                                                                                    6,000,000
 28,069,071    Agreement with Lehman Brothers,
                 1.670% dated 12/31/2001, to be repurchased at $28,071,676
                 on 01/02/2002, collateralized by $75,325,000 U.S. Treasury
                 Bond,
                 8.750% maturing 05/15/2017
                 (value $28,631,300)
                                                                                   28,069,071
 28,000,000    Agreement with State Street Bank and Trust Company,
                 1.550% dated 12/31/2001, to be repurchased at $28,002,411
                 on 01/02/2002, collateralized by $28,805,000 U.S. Treasury
                 Bill,
                 1.750%+, maturing 06/20/2002
                 (value $28,560,158)
                                                                                   28,000,000
                                                                                 ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $68,069,071)                                                               68,069,071
                                                                                 ------------

TOTAL INVESTMENTS
  (Cost $127,892,300*)                                                             147.2%      127,892,300
OTHER ASSETS AND LIABILITIES (NET)                                                 (47.2)      (41,020,635)
                                                                                   -----      ------------
NET ASSETS                                                                         100.0%     $ 86,871,665
                                                                                   =====      ============

------------
* Aggregate cost for Federal tax purposes is $127,892,300.
+ Rate represents annualized yield at date of purchase.

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                 INCOME FUNDS
                                                 ------------------------------------------------------------------------
                                                                                                              MUNDER
                                                                MUNDER         MUNDER          MUNDER U.S.    MICHIGAN
                                                 MUNDER         INTERMEDIATE   INTERNATIONAL   GOVERNMENT     TAX-FREE
                                                 BOND           BOND           BOND            INCOME         BOND
                                                 FUND           FUND           FUND            FUND           FUND
                                                 ------------------------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities.................................  $154,570,438   $414,114,943    $32,003,414    $258,105,270   $48,867,246
    Repurchase agreements......................     1,343,000      8,098,000        --            3,101,000       --
                                                 ------------   ------------    -----------    ------------   -----------
Total Investments..............................   155,913,438    422,212,943     32,003,414     261,206,270    48,867,246
Cash...........................................            50            457        929,986             108       --
Interest receivable............................     2,124,236      4,557,577        608,945       1,515,578       473,517
Receivable for investment securities sold......     4,165,114        --             --              --            --
Receivable for Fund shares sold................       606,890        684,538          5,238          81,049       168,120
Prepaid expenses and other assets..............        30,717         28,622         20,777          33,670         3,139
                                                 ------------   ------------    -----------    ------------   -----------
      Total Assets.............................   162,840,445    427,484,137     33,568,360     262,836,675    49,512,022
                                                 ------------   ------------    -----------    ------------   -----------
LIABILITIES:
Payable for Fund shares redeemed...............       969,135      1,888,031         40,236       2,306,818       --
Payable for investment securities purchased....     3,615,998        --             --              --            498,244
Payable upon return of securities loaned.......     8,532,400     47,910,749        --           39,692,959       --
Investment advisory fee payable................        64,811        162,085         14,549          94,614        20,772
Administration fee payable.....................         7,449         20,447          1,843          12,082         2,609
Shareholder servicing fees payable.............         8,469         61,302              3          31,888         9,239
Distribution fees payable......................         8,149          4,309            495          20,550         1,403
Transfer agent fee payable.....................        69,521         53,893          6,771          84,920        14,743
Custodian fees payable.........................        13,346         14,347          7,074           9,963         4,324
Trustees'/Directors' fees and expenses.........         3,753          8,431            725           4,861         1,080
Dividends payable..............................       --             --             --              --            --
Accrued expenses and other payables............        75,463        141,268         15,867          97,642        28,710
                                                 ------------   ------------    -----------    ------------   -----------
      Total Liabilities........................    13,368,494     50,264,862         87,563      42,356,297       581,124
                                                 ------------   ------------    -----------    ------------   -----------
NET ASSETS.....................................  $149,471,951   $377,219,275    $33,480,797    $220,480,378   $48,930,898
                                                 ============   ============    ===========    ============   ===========
Investments, at cost...........................  $157,834,883   $419,640,936    $35,896,992    $256,093,362   $47,740,697
                                                 ============   ============    ===========    ============   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------    MONEY MARKET FUNDS
                    MUNDER             ---------------------------------------------------------------
    MUNDER          TAX-FREE SHORT-    MUNDER                            MUNDER          MUNDER
    TAX-FREE        INTERMEDIATE       CASH              MUNDER          TAX-FREE        U.S. TREASURY
    BOND            BOND               INVESTMENT        MONEY MARKET    MONEY MARKET    MONEY MARKET
    FUND            FUND               FUND              FUND            FUND            FUND
------------------------------------------------------------------------------------------------------
    $120,095,399     $168,251,421      $1,013,829,372    $65,626,113     $306,780,284    $ 59,823,229
         --              --               116,592,764     17,415,486          --           68,069,071
    ------------     ------------      --------------    -----------     ------------    ------------
     120,095,399      168,251,421       1,130,422,136     83,041,599      306,780,284     127,892,300
         --              --                  --              --               --              --
       1,743,184        2,498,762           3,987,310        319,402        1,753,014           3,024
         --              --                  --              --               110,165         --
          13,044          163,146          67,058,516        649,207        5,151,521         --
          27,746           22,104              13,214         31,906           15,178          16,447
    ------------     ------------      --------------    -----------     ------------    ------------
     121,879,373      170,935,433       1,201,481,176     84,042,114      313,810,162     127,911,771
    ------------     ------------      --------------    -----------     ------------    ------------
          15,738           14,286             325,195        501,147            5,000      40,818,197
       1,005,688        1,081,301            --              --               --              --
         --              --                  --              --               --              --
          53,473           72,086             342,103         28,298           96,724          37,815
           5,918            8,957              61,995          4,538           28,404           7,695
          25,281           34,118             101,270        --                24,352           7,572
           4,375            3,969              29,894         48,903           18,043          12,110
          22,091           27,028             271,550         13,238          122,646          31,807
           5,949            8,126              36,200            236           14,140           4,652
           4,578            4,044              29,176          1,896           11,451           2,335
         --              --                 1,535,887        --               202,387          74,174
          69,362           66,960             460,507         12,379          184,125          43,749
    ------------     ------------      --------------    -----------     ------------    ------------
       1,212,453        1,320,875           3,193,777        610,635          707,272      41,040,106
    ------------     ------------      --------------    -----------     ------------    ------------
    $120,666,920     $169,614,558      $1,198,287,399    $83,431,479     $313,102,890    $ 86,871,665
    ============     ============      ==============    ===========     ============    ============
    $117,063,281     $163,411,789      $1,130,422,136    $83,041,599     $306,780,284    $127,892,300
    ============     ============      ==============    ===========     ============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                  INCOME FUNDS
                                                  ------------------------------------------------------------------------
                                                                                                               MUNDER
                                                                 MUNDER         MUNDER          MUNDER U.S.    MICHIGAN
                                                  MUNDER         INTERMEDIATE   INTERNATIONAL   GOVERNMENT     TAX-FREE
                                                  BOND           BOND           BOND            INCOME         BOND
                                                  FUND           FUND           FUND            FUND           FUND
                                                  ------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed/(Accumulated) net investment
  income/(loss).................................  $   (526,377)  $   (785,679)   $  (464,927)   $   (704,851)  $    55,310
Accumulated net realized gain/(loss) on
  investments sold..............................   (11,414,758)   (26,864,332)      (719,271)     (1,859,911)     (763,336)
Net unrealized appreciation/(depreciation) of
  investments...................................    (1,921,445)     2,572,007     (3,915,779)      5,112,908     1,126,549
Par value.......................................        15,756         40,028         38,166          21,312         4,936
Paid-in capital in excess of par value..........   163,318,775    402,257,251     38,542,608     217,910,920    48,507,439
                                                  ------------   ------------    -----------    ------------   -----------
                                                  $149,471,951   $377,219,275    $33,480,797    $220,480,378   $48,930,898
                                                  ============   ============    ===========    ============   ===========
NET ASSETS:
Class A Shares..................................  $  4,852,010   $  9,677,551    $ 1,356,433    $ 10,746,746   $ 2,105,376
                                                  ============   ============    ===========    ============   ===========
Class B Shares..................................  $  7,749,527   $  9,704,539    $   162,252    $ 14,816,706   $ 1,114,179
                                                  ============   ============    ===========    ============   ===========
Class C Shares..................................  $    980,948   $  1,335,702    $    30,133    $  2,630,423   $   113,611
                                                  ============   ============    ===========    ============   ===========
Class K Shares..................................  $ 46,283,727   $241,412,112    $     6,124    $160,393,858   $44,107,870
                                                  ============   ============    ===========    ============   ===========
Class Y Shares..................................  $ 89,605,739   $115,089,371    $31,925,855    $ 31,892,645   $ 1,489,862
                                                  ============   ============    ===========    ============   ===========
SHARES OUTSTANDING:
Class A Shares..................................       512,014      1,025,921        155,205       1,039,796       212,400
                                                  ============   ============    ===========    ============   ===========
Class B Shares..................................       817,586      1,030,825         18,830       1,431,840       112,180
                                                  ============   ============    ===========    ============   ===========
Class C Shares..................................       103,015        141,353          3,447         254,448        11,465
                                                  ============   ============    ===========    ============   ===========
Class K Shares..................................     4,879,414     25,620,726            698      15,502,583     4,449,389
                                                  ============   ============    ===========    ============   ===========
Class Y Shares..................................     9,443,738     12,209,303      3,638,450       3,083,135       150,152
                                                  ============   ============    ===========    ============   ===========
CLASS A SHARES:
Net asset value and redemption price per
  share.........................................         $9.48          $9.43          $8.74          $10.34         $9.91
                                                  ============   ============    ===========    ============   ===========
Maximum sales charge............................          4.00%          4.00%          4.00%           4.00%         4.00%
Maximum offering price per share................         $9.88          $9.82          $9.10          $10.77        $10.32
                                                  ============   ============    ===========    ============   ===========
CLASS B SHARES:
Net asset value and offering price per share*...         $9.48          $9.41          $8.62          $10.35         $9.93
                                                  ============   ============    ===========    ============   ===========
CLASS C SHARES:
Net asset value and offering price per share*...         $9.52          $9.45          $8.74          $10.34         $9.91
                                                  ============   ============    ===========    ============   ===========
CLASS K SHARES:
Net asset value, offering price and redemption
  price per share...............................         $9.49          $9.42          $8.77          $10.35         $9.91
                                                  ============   ============    ===========    ============   ===========
CLASS Y SHARES:
Net asset value, offering price and redemption
  price per share...............................         $9.49          $9.43          $8.77          $10.34         $9.92
                                                  ============   ============    ===========    ============   ===========

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------    MONEY MARKET FUNDS
                    MUNDER             ---------------------------------------------------------------
    MUNDER          TAX-FREE SHORT-    MUNDER                            MUNDER          MUNDER
    TAX-FREE        INTERMEDIATE       CASH              MUNDER          TAX-FREE        U.S. TREASURY
    BOND            BOND               INVESTMENT        MONEY MARKET    MONEY MARKET    MONEY MARKET
    FUND            FUND               FUND              FUND            FUND            FUND
------------------------------------------------------------------------------------------------------
         136,488
    $                $    177,172      $     --          $   --          $   --           $   --
         381,711          123,415              (8,125)        (5,329)        (11,738)          41,582
       3,032,118        4,839,632            --              --              --               --
          11,868           16,392           1,198,298        834,375         313,137           86,830
     117,104,735      164,457,947       1,197,097,226     82,602,433     312,801,491       86,743,253
    ------------     ------------      --------------    -----------     ------------     -----------
    $120,666,920     $169,614,558      $1,198,287,399    $83,431,479     $313,102,890     $86,871,665
    ============     ============      ==============    ===========     ============     ===========
    $  5,432,705     $  7,743,862      $  123,165,366    $16,608,054     $89,976,105      $56,988,053
    ============     ============      ==============    ===========     ============     ===========
    $  3,116,380     $  2,474,531      $     --          $43,591,820     $   --           $   --
    ============     ============      ==============    ===========     ============     ===========
    $    743,523     $    535,925      $     --          $10,265,966     $   --           $   --
    ============     ============      ==============    ===========     ============     ===========
    $111,172,883     $155,904,583      $  872,655,430    $   --          $211,027,669     $17,225,124
    ============     ============      ==============    ===========     ============     ===========
    $    201,429     $  2,955,657      $  202,466,603    $12,965,639     $12,099,116      $12,658,488
    ============     ============      ==============    ===========     ============     ===========
         534,581          748,389         123,165,558     16,610,885      89,944,389       56,986,345
    ============     ============      ==============    ===========     ============     ===========
         307,177          239,536            --           43,593,400         --               --
    ============     ============      ==============    ===========     ============     ===========
          72,999           51,500            --           10,266,625         --               --
    ============     ============      ==============    ===========     ============     ===========
      10,933,468       15,066,761         872,663,284        --          211,085,671       17,208,481
    ============     ============      ==============    ===========     ============     ===========
          19,837          285,454         202,469,191     12,966,621      12,106,859       12,635,257
    ============     ============      ==============    ===========     ============     ===========
          $10.16           $10.35               $1.00          $1.00           $1.00            $1.00
    ============     ============      ==============    ===========     ============     ===========
            4.00%            4.00%                N/A            N/A             N/A              N/A
          $10.58           $10.78               $1.00          $1.00           $1.00            $1.00
    ============     ============      ==============    ===========     ============     ===========
          $10.15           $10.33                 N/A          $1.00             N/A              N/A
    ============     ============      ==============    ===========     ============     ===========
          $10.19           $10.41                 N/A          $1.00             N/A              N/A
    ============     ============      ==============    ===========     ============     ===========
          $10.17           $10.35               $1.00            N/A           $1.00            $1.00
    ============     ============      ==============    ===========     ============     ===========
          $10.15           $10.35               $1.00          $1.00           $1.00            $1.00
    ============     ============      ==============    ===========     ============     ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Operations, Period Ended December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                               INCOME FUNDS
                                               ---------------------------------------------------------------------------
                                                             MUNDER          MUNDER           MUNDER U.S.    MUNDER
                                               MUNDER        INTERMEDIATE    INTERNATIONAL    GOVERNMENT     MICHIGAN
                                               BOND          BOND            BOND             INCOME         TAX-FREE BOND
                                               FUND          FUND            FUND             FUND           FUND
                                               ---------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes
  of $3,095 for Munder International Bond
  Fund)....................................    $5,672,309    $11,609,252      $   684,561     $7,181,606      $1,199,656
Dividends..................................        --            374,220          --              --             --
Securities lending.........................        37,540         65,166              320         37,373         --
                                               ----------    -----------      -----------     ----------      ----------
      Total Investment Income..............     5,709,849     12,048,638          684,881      7,218,979       1,199,656
                                               ----------    -----------      -----------     ----------      ----------
EXPENSES:
Distribution and shareholder servicing
  fees:
  Class A Shares...........................         8,361         13,272            1,810         12,135           2,235
  Class B Shares...........................        37,680         45,595              775         69,649           4,554
  Class C Shares...........................         4,612          5,910              159         13,041             547
Shareholder servicing fees:
  Class K Shares...........................        61,724        317,525               74        213,903          58,162
Investment advisory fee....................       425,016        965,151           86,629        570,907         127,157
Administration fee.........................        83,207        189,494           17,017        112,158          24,951
Transfer agent fee.........................        51,831         20,971            2,035         72,892           3,921
Custodian fees.............................        22,760         34,458           14,317         17,457           6,377
Legal and audit fees.......................        15,606         50,254            3,698         24,724           2,543
Trustees'/Directors' fees and expenses.....         6,063         13,512            1,174          7,826           1,748
Registration and filing fees...............        13,540         20,057           16,523         14,983           1,664
Amortization of organization costs.........        --            --                 2,264         --             --
Other......................................        30,979         75,388            2,868         38,507             323
                                               ----------    -----------      -----------     ----------      ----------
      Total Expenses.......................       761,379      1,751,587          149,343      1,168,182         234,182
                                               ----------    -----------      -----------     ----------      ----------
NET INVESTMENT INCOME......................     4,948,470     10,297,051          535,538      6,050,797         965,474
                                               ----------    -----------      -----------     ----------      ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions....................       854,216      2,887,577         (236,570)       898,941          27,748
  Foreign currency transactions............        --            --                16,954         --             --
Net change in unrealized appreciation/
  (depreciation) of:
  Securities...............................      (932,079)       252,008          760,073      2,590,394        (296,207)
  Foreign currency and net assets
    translations...........................        --            --                10,773         --             --
                                               ----------    -----------      -----------     ----------      ----------
Net realized and unrealized gain/(loss) on
  investments..............................       (77,863)     3,139,585          551,230      3,489,335        (268,459)
                                               ----------    -----------      -----------     ----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...............................    $4,870,607    $13,436,636      $ 1,086,768     $9,540,132      $  697,015
                                               ==========    ===========      ===========     ==========      ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                       MONEY MARKET FUNDS
-----------------------------------    ------------------------------------------------------------
    MUNDER        MUNDER               MUNDER                         MUNDER          MUNDER
    TAX-FREE      TAX-FREE SHORT-      CASH           MUNDER          TAX-FREE        U.S. TREASURY
    BOND          INTERMEDIATE BOND    INVESTMENT     MONEY MARKET    MONEY MARKET    MONEY MARKET
    FUND          FUND                 FUND           FUND            FUND            FUND
---------------------------------------------------------------------------------------------------
    $3,032,031       $ 4,011,903       $19,376,008     $1,456,179      $3,871,700      $1,640,250
        --              --                 --             --              --              --
        --              --                 --             --              --              --
    ----------       -----------       -----------     ----------      ----------      ----------
     3,032,031         4,011,903        19,376,008      1,456,179       3,871,700       1,640,250
    ----------       -----------       -----------     ----------      ----------      ----------
         4,332             7,557           148,135         22,784         110,957          50,451
        15,062            12,206           --             214,811         --              --
         4,044             1,830           --              60,968         --              --
       150,112           208,129           655,702        --              178,058          43,593
       316,995           446,225         2,066,724        172,802         591,905         205,648
        62,115            87,519           579,867         42,486         176,996          58,375
         7,054            11,960           183,008         40,857          60,830          22,803
        18,074            21,847            65,866          9,567          26,367          14,338
        12,832            20,455           121,848          9,465          36,383          10,263
         1,259             6,450            38,689          2,946           9,684           3,376
        16,489            21,672            27,951         25,231          14,066           8,139
        --              --                 --             --              --              --
            40            15,290           248,636         21,090          89,803           6,506
    ----------       -----------       -----------     ----------      ----------      ----------
       608,408           861,140         4,136,426        623,007       1,295,049         423,492
    ----------       -----------       -----------     ----------      ----------      ----------
     2,423,623         3,150,763        15,239,582        833,172       2,576,651       1,216,758
    ----------       -----------       -----------     ----------      ----------      ----------
       841,598           594,168            (8,125)          (650)        --              --
        --              --                 --             --              --              --
    (1,394,777)         (451,543)          --             --              --              --
        --              --                 --             --              --              --
    ----------       -----------       -----------     ----------      ----------      ----------
      (553,179)          142,625            (8,125)          (650)        --              --
    ----------       -----------       -----------     ----------      ----------      ----------
    $1,870,444       $ 3,293,388       $15,231,457     $  832,522      $2,576,651      $1,216,758
    ==========       ===========       ===========     ==========      ==========      ==========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Period Ended December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                          INCOME FUNDS
                                          ----------------------------------------------------------------------------
                                                                                                           MUNDER
                                                          MUNDER          MUNDER           MUNDER U.S.     MICHIGAN
                                          MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT      TAX-FREE
                                          BOND            BOND            BOND             INCOME          BOND
                                          FUND            FUND            FUND             FUND            FUND
                                          ----------------------------------------------------------------------------
Net Investment income.................    $  4,948,470    $ 10,297,051     $   535,538     $  6,050,797    $   965,474
Net realized gain/(loss) on
  investments sold....................         854,216       2,887,577        (219,616)         898,941         27,748
Net change in unrealized appreciation/
  (depreciation) of investments.......        (932,079)        252,008         770,846        2,590,394       (296,207)
                                          ------------    ------------     -----------     ------------    -----------
Net increase in net assets resulting
  from operations.....................       4,870,607      13,436,636       1,086,768        9,540,132        697,015
Dividends to shareholder from net
  investment income:
  Class A Shares......................        (194,446)       (319,293)        (21,377)        (277,789)       (33,181)
  Class B Shares......................        (191,075)       (231,830)         (2,039)        (350,012)       (13,773)
  Class C Shares......................         (23,270)        (30,291)           (373)         (65,319)        (1,691)
  Class K Shares......................      (1,433,116)     (7,330,376)           (157)      (4,894,715)      (886,662)
  Class Y Shares......................      (3,177,501)     (3,360,291)       (656,050)        (930,395)       (30,818)
Distributions to shareholders from net
  realized gains:
  Class A Shares......................         --              --              --               --             --
  Class B Shares......................         --              --              --               --             --
  Class C Shares......................         --              --              --               --             --
  Class K Shares......................         --              --              --               --             --
  Class Y Shares......................         --              --              --               --             --
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares......................      (1,270,934)       (115,704)         10,865        2,518,550        173,354
  Class B Shares......................         941,136       2,133,533          31,497        4,274,443        463,544
  Class C Shares......................          52,776         430,569          (8,477)         299,004         11,855
  Class K Shares......................      (2,287,823)    (15,100,771)        (94,362)     (12,904,309)    (1,161,482)
  Class Y Shares......................     (21,598,790)      7,341,819         460,917        1,890,531         15,696
                                          ------------    ------------     -----------     ------------    -----------
Net increase/(decrease) in net
  assets..............................     (24,312,436)     (3,145,999)        807,212         (899,879)      (766,143)
NET ASSETS
Beginning of period...................     173,784,387     380,365,274      32,673,585      221,380,257     49,697,041
                                          ------------    ------------     -----------     ------------    -----------
End of period.........................    $149,471,951    $377,219,275     $33,480,797     $220,480,378    $48,930,898
                                          ============    ============     ===========     ============    ===========
Undistributed/(Accumulated) net
  investment income/(loss)............    $   (526,377)   $   (785,679)    $  (464,927)    $   (704,851)   $    55,310
                                          ============    ============     ===========     ============    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------    MONEY MARKET FUNDS
                    MUNDER             ---------------------------------------------------------------
    MUNDER          TAX-FREE SHORT-    MUNDER                            MUNDER          MUNDER
    TAX-FREE        INTERMEDIATE       CASH              MUNDER          TAX-FREE        U.S. TREASURY
    BOND            BOND               INVESTMENT        MONEY MARKET    MONEY MARKET    MONEY MARKET
    FUND            FUND               FUND              FUND            FUND            FUND
------------------------------------------------------------------------------------------------------
    $  2,423,623     $  3,150,763      $   15,239,582    $   833,172     $  2,576,651    $  1,216,758
         841,598          594,168              (8,125)          (650)         --              --
      (1,394,777)        (451,543)           --              --               --              --
    ------------     ------------      --------------    -----------     ------------    ------------
       1,870,444        3,293,388          15,231,457        832,522        2,576,651       1,216,758
         (62,337)        (106,000)         (1,466,513)      (223,243)        (636,115)       (366,773)
         (46,005)         (33,932)           --             (337,111)         --              --
         (12,446)          (5,108)           --             (103,055)         --              --
      (2,243,742)      (2,883,487)        (11,223,397)       --            (1,838,403)       (634,456)
          (4,266)         (58,306)         (2,549,672)      (169,763)        (102,133)       (215,529)
         (25,337)         (35,210)           --              --               --              --
         (20,848)         (13,887)           --              --               --              --
          (5,656)          (2,334)           --              --               --              --
        (777,674)        (864,377)           --              --               --              --
          (1,377)         (16,171)           --              --               --              --
       2,922,478        1,890,134           5,928,793     (1,664,106)       8,561,989      40,640,765
         519,776          505,277            --            6,574,647          --              --
          79,142          237,621            --           (1,965,218)         --              --
      (9,797,515)     (14,455,474)         23,561,964        --           (35,060,868)    (32,750,932)
        (166,566)        (343,443)         (1,400,222)       235,453          220,471       1,741,441
    ------------     ------------      --------------    -----------     ------------    ------------
      (7,771,929)     (12,891,309)         28,082,410      3,180,126      (26,278,408)      9,631,274
     128,438,849      182,505,867       1,170,204,989     80,251,353      339,381,298      77,240,391
    ------------     ------------      --------------    -----------     ------------    ------------
    $120,666,920     $169,614,558      $1,198,287,399    $83,431,479     $313,102,890    $ 86,871,665
    ============     ============      ==============    ===========     ============    ============
    $    136,488     $    177,172      $     --          $   --          $    --         $    --
    ============     ============      ==============    ===========     ============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Year Ended June 30, 2001

--------------------------------------------------------------------------------

                                          INCOME FUNDS
                                          ----------------------------------------------------------------------------
                                                                                                           MUNDER
                                                          MUNDER          MUNDER           MUNDER U.S.     MICHIGAN
                                          MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT      TAX-FREE
                                          BOND            BOND            BOND             INCOME          BOND
                                          FUND            FUND            FUND             FUND            FUND
                                          ----------------------------------------------------------------------------
Net Investment income.................    $ 10,983,867    $ 23,437,113     $ 1,016,091     $ 12,831,847    $ 1,956,751
Net realized gain/(loss) on
  investments sold....................        (595,166)        963,926        (647,810)        (110,686)       (65,086)
Net change in unrealized appreciation/
  (depreciation) of investments.......       5,464,828      11,896,274      (2,885,861)       9,241,431      2,659,709
                                          ------------    ------------     -----------     ------------    -----------
Net increase/(decrease) in net assets
  resulting from operations...........      15,853,529      36,297,313      (2,517,580)      21,962,592      4,551,374
Dividends to shareholder from net
  investment income:
  Class A Shares......................        (268,007)       (523,056)        --              (336,708)       (62,544)
  Class B Shares......................        (316,156)       (344,719)        --              (398,915)       (13,702)
  Class C Shares......................         (36,128)        (58,274)        --               (82,080)        (3,453)
  Class K Shares......................      (2,920,876)    (15,396,135)        --           (10,333,592)    (1,803,166)
  Class Y Shares......................      (7,833,702)     (7,307,702)        --            (1,967,095)       (47,177)
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares......................       3,447,108       2,026,165         988,823        4,032,429        795,132
  Class B Shares......................       3,255,672       1,736,536         (75,664)       5,025,457        146,553
  Class C Shares......................         594,248        (923,155)         12,176        1,040,354        (13,756)
  Class K Shares......................       7,423,151     (21,387,603)         54,928      (13,676,995)    (2,471,467)
  Class Y Shares......................      (7,194,952)    (25,332,976)       (398,719)      (4,159,090)        56,777
                                          ------------    ------------     -----------     ------------    -----------
Net increase/(decrease) in net
  assets..............................      12,003,887     (31,213,606)     (1,936,036)       1,106,357      1,134,571
NET ASSETS
Beginning of period...................     161,780,500     411,578,880      34,609,621      220,273,900     48,562,470
                                          ------------    ------------     -----------     ------------    -----------
End of period.........................    $173,784,387    $380,365,274     $32,673,585     $221,380,257    $49,697,041
                                          ============    ============     ===========     ============    ===========
Undistributed/(Accumulated) net
  investment income/(loss)............    $    210,430    $    663,710     $  (320,469)    $    299,916    $    55,961
                                          ============    ============     ===========     ============    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------    MONEY MARKET FUNDS
                    MUNDER             ---------------------------------------------------------------
    MUNDER          TAX-FREE SHORT-    MUNDER                            MUNDER          MUNDER
    TAX-FREE        INTERMEDIATE       CASH              MUNDER          TAX-FREE        U.S. TREASURY
    BOND            BOND               INVESTMENT        MONEY MARKET    MONEY MARKET    MONEY MARKET
    FUND            FUND               FUND              FUND            FUND            FUND
------------------------------------------------------------------------------------------------------
    $  5,465,240     $   7,537,892     $   59,437,721    $  4,933,876    $ 11,450,365     $ 3,729,132
       1,646,983           465,129           --               --               98,706         --
       5,278,109         6,549,395           --               --              --              --
    ------------     -------------     --------------    ------------    ------------     -----------
      12,390,332        14,552,416         59,437,721       4,933,876      11,549,071       3,729,132
         (93,706)         (242,762)        (7,095,387)     (1,561,633)     (2,405,167)     (2,143,314)
         (62,279)          (57,279)          --            (1,388,782)        --              --
         (17,036)           (7,765)          --              (691,442)        --              --
      (5,251,226)       (7,054,095)       (42,212,421)        --           (8,390,846)       (883,811)
         (40,302)         (184,917)       (10,129,913)     (1,292,019)       (654,352)       (702,007)
         565,357           (68,115)        (5,455,584)    (18,972,471)        496,194      (4,283,440)
       1,607,218           547,501           --            12,012,910         --              --
         451,937            43,139           --             3,035,186         --              --
     (19,143,736)      (36,535,636)        37,518,162         --           16,300,461      36,536,198
      (2,068,696)       (3,728,833)         6,712,261     (15,211,298)     (4,667,990)     (3,348,834)
    ------------     -------------     --------------    ------------    ------------     -----------
     (11,662,137)      (32,736,346)        38,774,839     (19,135,673)     12,227,371      28,903,924
     140,100,986       215,242,213      1,131,430,150      99,387,026     327,153,927      48,336,467
    ------------     -------------     --------------    ------------    ------------     -----------
    $128,438,849     $ 182,505,867     $1,170,204,989    $ 80,251,353    $339,381,298     $77,240,391
    ============     =============     ==============    ============    ============     ===========
    $     81,661     $     113,242     $     --          $    --         $    --          $   --
    ============     =============     ==============    ============    ============     ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                    INCOME FUNDS
                                                    -------------------------------------------------------------------
                                                                      MUNDER            MUNDER             MUNDER U.S.
                                                    MUNDER            INTERMEDIATE      INTERNATIONAL      GOVERNMENT
                                                    BOND              BOND              BOND               INCOME
                                                    FUND              FUND              FUND               FUND
                                                    -------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..............................................  $ 13,041,973      $ 31,290,519        $ 575,825        $ 10,386,621
Issued as reinvestment of dividends...............       131,016           220,954           18,876             209,043
Redeemed..........................................   (14,443,923)      (31,627,177)        (583,836)         (8,077,114)
                                                    ------------      ------------        ---------        ------------
Net increase/(decrease)...........................  $ (1,270,934)     $   (115,704)       $  10,865        $  2,518,550
                                                    ============      ============        =========        ============
CLASS B SHARES:
Sold..............................................  $  2,339,421      $  4,146,066        $ 235,478        $  7,209,560
Issued as reinvestment of dividends...............        71,589            89,085            1,222             140,888
Redeemed..........................................    (1,469,874)       (2,101,618)        (205,203)         (3,076,005)
                                                    ------------      ------------        ---------        ------------
Net increase......................................  $    941,136      $  2,133,533        $  31,497        $  4,274,443
                                                    ============      ============        =========        ============
CLASS C SHARES:
Sold..............................................  $    439,353      $    928,686        $     286        $  1,851,757
Issued as reinvestment of dividends...............         6,457            13,502               81              32,337
Redeemed..........................................      (393,034)         (511,619)          (8,844)         (1,585,090)
                                                    ------------      ------------        ---------        ------------
Net increase/(decrease)...........................  $     52,776      $    430,569        $  (8,477)       $    299,004
                                                    ============      ============        =========        ============
CLASS K SHARES:
Sold..............................................  $  6,913,683      $ 16,498,845        $ --             $ 10,289,236
Issued as reinvestment of dividends...............         2,475             8,656          --                    2,701
Redeemed..........................................    (9,203,981)      (31,608,272)         (94,362)        (23,196,246)
                                                    ------------      ------------        ---------        ------------
Net decrease......................................  $ (2,287,823)     $(15,100,771)       $ (94,362)       $(12,904,309)
                                                    ============      ============        =========        ============
CLASS Y SHARES:
Sold..............................................  $ 14,131,501      $ 18,132,006        $ 737,804        $  4,775,836
Issued as reinvestment of dividends...............         7,620            45,502              251               7,540
Redeemed..........................................   (35,737,911)      (10,835,689)        (277,138)         (2,892,845)
                                                    ------------      ------------        ---------        ------------
Net increase/(decrease)...........................  $(21,598,790)     $  7,341,819        $ 460,917        $  1,890,531
                                                    ============      ============        =========        ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------
    MUNDER                             MUNDER
    MICHIGAN         MUNDER            TAX-FREE SHORT-
    TAX-FREE         TAX-FREE          INTERMEDIATE
    BOND             BOND              BOND
    FUND             FUND              FUND
------------------------------------------------------
    $   825,625      $  6,775,822       $  3,012,929
         20,077            40,516             72,070
       (672,348)       (3,893,860)        (1,194,865)
    -----------      ------------       ------------
    $   173,354      $  2,922,478       $  1,890,134
    ===========      ============       ============
    $   459,066      $    763,170       $  2,018,322
          4,979            31,329             11,858
           (501)         (274,723)        (1,524,903)
    -----------      ------------       ------------
    $   463,544      $    519,776       $    505,277
    ===========      ============       ============
    $    12,666      $    593,942       $    414,874
            299             4,524              1,579
         (1,110)         (519,324)          (178,832)
    -----------      ------------       ------------
    $    11,855      $     79,142       $    237,621
    ===========      ============       ============
    $ 4,502,297      $  1,824,944       $  4,606,398
             20               376              2,944
     (5,663,799)      (11,622,835)       (19,064,816)
    -----------      ------------       ------------
    $(1,161,482)     $ (9,797,515)      $(14,455,474)
    ===========      ============       ============
    $   --           $    --            $    106,777
         15,696               804             10,153
        --               (167,370)          (460,373)
    -----------      ------------       ------------
    $    15,696      $   (166,566)      $   (343,443)
    ===========      ============       ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                               INCOME FUNDS
                                                               ----------------------------------------------------------
                                                                             MUNDER          MUNDER           MUNDER U.S.
                                                               MUNDER        INTERMEDIATE    INTERNATIONAL    GOVERNMENT
                                                               BOND          BOND            BOND             INCOME
                                                               FUND          FUND            FUND             FUND
                                                               ----------------------------------------------------------
SHARES
CLASS A SHARES:
Sold.......................................................     1,357,814      3,267,210           62,311        990,011
Issued as reinvestment of dividends........................        13,643         23,024            2,102         20,106
Redeemed...................................................    (1,505,990)    (3,304,657)         (63,589)      (769,920)
                                                               ----------    ------------     -----------     ----------
Net increase/(decrease)....................................      (134,533)       (14,423)             824        240,197
                                                               ==========    ============     ===========     ==========
CLASS B SHARES:
Sold.......................................................       244,127        434,351           26,267        688,329
Issued as reinvestment of dividends........................         7,495          9,375              139         13,527
Redeemed...................................................      (153,500)      (220,632)         (23,098)      (294,023)
                                                               ----------    ------------     -----------     ----------
Net increase...............................................        98,122        223,094            3,308        407,833
                                                               ==========    ============     ===========     ==========
CLASS C SHARES:
Sold.......................................................        45,622         97,119               32        177,033
Issued as reinvestment of dividends........................           673          1,417                9          3,109
Redeemed...................................................       (40,731)       (53,403)            (932)      (151,316)
                                                               ----------    ------------     -----------     ----------
Net increase/(decrease)....................................         5,564         45,133             (891)        28,826
                                                               ==========    ============     ===========     ==========
CLASS K SHARES:
Sold.......................................................       719,823      1,728,941          --             981,092
Issued as reinvestment of dividends........................           259          1,072          --                 259
Redeemed...................................................      (964,034)    (3,305,003)         (10,291)    (2,215,588)
                                                               ----------    ------------     -----------     ----------
Net decrease...............................................      (243,952)    (1,574,990)         (10,291)    (1,234,237)
                                                               ==========    ============     ===========     ==========
CLASS Y SHARES:
Sold.......................................................     1,475,708      1,903,053           81,362        457,716
Issued as reinvestment of dividends........................           797          4,785               28            724
Redeemed...................................................    (3,731,823)    (1,133,779)         (30,248)      (274,944)
                                                               ----------    ------------     -----------     ----------
Net increase/(decrease)....................................    (2,255,318)       774,059           51,142        183,496
                                                               ==========    ============     ===========     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------
    MUNDER                    MUNDER
    MICHIGAN    MUNDER        TAX-FREE SHORT-
    TAX-FREE    TAX-FREE      INTERMEDIATE
    BOND        BOND          BOND
    FUND        FUND          FUND
---------------------------------------------
      81,405       656,465          288,234
       1,990         3,913            6,889
    (66,580)      (371,683)        (113,936)
    --------    ----------      -----------
      16,815       288,695          181,187
    ========    ==========      ===========
      45,451        73,380          192,087
         492         3,034            1,136
        (49)       (26,750)        (145,065)
    --------    ----------      -----------
      45,894        49,664           48,158
    ========    ==========      ===========
       1,246        56,992           39,389
          30           436              150
       (110)       (50,151)         (16,911)
    --------    ----------      -----------
       1,166         7,277           22,628
    ========    ==========      ===========
     446,485       175,289          439,308
           2            37              283
    (558,463)   (1,116,067)      (1,815,612)
    --------    ----------      -----------
    (111,976)     (940,741)      (1,376,021)
    ========    ==========      ===========
       --           --               10,255
       1,554            78              969
       --          (16,252)         (43,737)
    --------    ----------      -----------
       1,554       (16,174)         (32,513)
    ========    ==========      ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                                   MONEY MARKET FUNDS
                                                   ---------------------------------------------------------------------
                                                   MUNDER             MUNDER            MUNDER             MUNDER
                                                   CASH               MONEY             TAX-FREE           U.S. TREASURY
                                                   INVESTMENT         MARKET            MONEY MARKET       MONEY MARKET
                                                   FUND               FUND              FUND               FUND
                                                   ---------------------------------------------------------------------
CLASS A SHARES:
Sold...........................................    $ 115,855,527      $ 66,522,114      $  50,333,928      $ 112,692,572
Issued as reinvestment of dividends............        1,450,861           191,661            636,675            365,797
Redeemed.......................................     (111,377,595)      (68,377,881)       (42,408,614)       (72,417,604)
                                                   -------------      ------------      -------------      -------------
Net increase/(decrease)........................    $   5,928,793      $ (1,664,106)     $   8,561,989      $  40,640,765
                                                   =============      ============      =============      =============
CLASS B SHARES:
Sold...........................................                       $ 25,434,154
Issued as reinvestment of dividends............                            303,842
Redeemed.......................................                        (19,163,349)
                                                                      ------------
Net increase...................................                       $  6,574,647
                                                                      ============
CLASS C SHARES:
Sold...........................................                       $ 10,629,916
Issued as reinvestment of dividends............                             98,425
Redeemed.......................................                        (12,693,559)
                                                                      ------------
Net decrease...................................                       $ (1,965,218)
                                                                      ============
CLASS K SHARES:
Sold...........................................    $ 350,711,195                        $  82,263,265      $  76,536,943
Issued as reinvestment of dividends............            2,579                                1,104           --
Redeemed.......................................     (327,151,810)                        (117,325,237)      (109,287,875)
                                                   -------------                        -------------      -------------
Net increase/(decrease)........................    $  23,561,964                        $ (35,060,868)     $ (32,750,932)
                                                   =============                        =============      =============
CLASS Y SHARES:
Sold...........................................    $ 213,148,274      $    516,578      $  11,313,266      $  31,125,350
Issued as reinvestment of dividends............           46,800           172,441             22,396                149
Redeemed.......................................     (214,595,296)         (453,566)       (11,115,191)       (29,384,058)
                                                   -------------      ------------      -------------      -------------
Net increase/(decrease)........................    $  (1,400,222)     $    235,453      $     220,471      $   1,741,441
                                                   =============      ============      =============      =============

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001

--------------------------------------------------------------------------------

                                                    INCOME FUNDS
                                                    -------------------------------------------------------------------
                                                                      MUNDER            MUNDER             MUNDER U.S.
                                                    MUNDER            INTERMEDIATE      INTERNATIONAL      GOVERNMENT
                                                    BOND              BOND              BOND               INCOME
                                                    FUND              FUND              FUND               FUND
                                                    -------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..............................................  $ 12,258,122      $ 37,712,268       $1,122,601        $ 17,031,568
Issued as reinvestment of dividends...............       204,074           342,860          --                  204,405
Redeemed..........................................    (9,015,088)      (36,028,963)        (133,778)        (13,203,544)
                                                    ------------      ------------       ----------        ------------
Net increase/(decrease)...........................  $  3,447,108      $  2,026,165       $  988,823        $  4,032,429
                                                    ============      ============       ==========        ============
CLASS B SHARES:
Sold..............................................  $  8,203,407      $  7,538,020       $   65,601        $ 12,983,278
Issued as reinvestment of dividends...............       139,835           148,851          --                  136,626
Redeemed..........................................    (5,087,570)       (5,950,335)        (141,265)         (8,094,447)
                                                    ------------      ------------       ----------        ------------
Net increase/(decrease)...........................  $  3,255,672      $  1,736,536       $  (75,664)       $  5,025,457
                                                    ============      ============       ==========        ============
CLASS C SHARES:
Sold..............................................  $  2,386,286      $  9,280,084       $   47,617        $  4,741,604
Issued as reinvestment of dividends...............        15,178            24,514          --                   31,657
Redeemed..........................................    (1,807,216)      (10,227,753)         (35,441)         (3,732,907)
                                                    ------------      ------------       ----------        ------------
Net increase/(decrease)...........................  $    594,248      $   (923,155)      $   12,176        $  1,040,354
                                                    ============      ============       ==========        ============
CLASS K SHARES:
Sold..............................................  $ 15,983,530      $ 37,445,911       $   75,000        $ 23,214,596
Issued as reinvestment of dividends...............         5,256            19,489          --                    5,156
Redeemed..........................................    (8,565,635)      (58,853,003)         (20,072)        (36,896,747)
                                                    ------------      ------------       ----------        ------------
Net increase/(decrease)...........................  $  7,423,151      $(21,387,603)      $   54,928        $(13,676,995)
                                                    ============      ============       ==========        ============
CLASS Y SHARES:
Sold..............................................  $ 24,738,086      $ 15,323,102       $  478,127        $  6,088,091
Issued as reinvestment of dividends...............        42,284            91,829          --                   14,844
Redeemed..........................................   (31,975,322)      (40,747,907)        (876,846)        (10,262,025)
                                                    ------------      ------------       ----------        ------------
Net increase/(decrease)...........................  $ (7,194,952)     $(25,332,976)      $ (398,719)       $ (4,159,090)
                                                    ============      ============       ==========        ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------
    MUNDER                             MUNDER
    MICHIGAN         MUNDER            TAX-FREE SHORT-
    TAX-FREE         TAX-FREE          INTERMEDIATE
    BOND             BOND              BOND
    FUND             FUND              FUND
------------------------------------------------------
    $ 1,414,194      $  6,913,688       $  2,800,598
         40,862            45,040            117,361
       (659,924)       (6,393,371)        (2,986,074)
    -----------      ------------       ------------
    $   795,132      $    565,357       $    (68,115)
    ===========      ============       ============
    $   525,548      $  3,732,659       $  2,477,298
         10,233            25,156              9,504
       (389,228)       (2,150,597)        (1,939,301)
    -----------      ------------       ------------
    $   146,553      $  1,607,218       $    547,501
    ===========      ============       ============
    $    67,179      $  1,212,464       $    616,684
            507             2,610                478
        (81,442)         (763,137)          (574,023)
    -----------      ------------       ------------
    $   (13,756)     $    451,937       $     43,139
    ===========      ============       ============
    $ 7,132,990      $  8,022,173       $ 11,440,601
             71               552              6,189
     (9,604,528)      (27,166,461)       (47,982,426)
    -----------      ------------       ------------
    $(2,471,467)     $(19,143,736)      $(36,535,636)
    ===========      ============       ============
    $   620,430      $    387,345       $    399,414
         16,394             1,659              5,360
       (580,047)       (2,457,700)        (4,133,607)
    -----------      ------------       ------------
    $    56,777      $ (2,068,696)      $ (3,728,833)
    ===========      ============       ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

                                                               INCOME FUNDS
                                                               ----------------------------------------------------------
                                                                             MUNDER          MUNDER           MUNDER U.S.
                                                               MUNDER        INTERMEDIATE    INTERNATIONAL    GOVERNMENT
                                                               BOND          BOND            BOND             INCOME
                                                               FUND          FUND            FUND             FUND
                                                               ----------------------------------------------------------
SHARES
CLASS A SHARES:
Sold.......................................................     1,288,438      4,063,029          125,165      1,682,863
Issued as reinvestment of dividends........................        21,560         36,918          --              20,178
Redeemed...................................................      (950,690)    (3,881,438)         (14,940)    (1,310,692)
                                                               ----------    ------------     -----------     ----------
Net increase/(decrease)....................................       359,308        218,509          110,225        392,349
                                                               ==========    ============     ===========     ==========
CLASS B SHARES:
Sold.......................................................       862,472        811,089            7,355      1,273,224
Issued as reinvestment of dividends........................        14,804         16,057          --              13,476
Redeemed...................................................      (538,405)      (641,844)         (15,957)      (801,012)
                                                               ----------    ------------     -----------     ----------
Net increase/(decrease)....................................       338,871        185,302           (8,602)       485,688
                                                               ==========    ============     ===========     ==========
CLASS C SHARES:
Sold.......................................................       248,894        991,213            5,318        465,840
Issued as reinvestment of dividends........................         1,595          2,626          --               3,134
Redeemed...................................................      (189,512)    (1,094,827)          (3,994)      (369,022)
                                                               ----------    ------------     -----------     ----------
Net increase/(decrease)....................................        60,977       (100,988)           1,324         99,952
                                                               ==========    ============     ===========     ==========
CLASS K SHARES:
Sold.......................................................     1,686,037      4,010,728            8,495      2,286,058
Issued as reinvestment of dividends........................           557          2,102          --                 512
Redeemed...................................................      (904,909)    (6,337,228)          (2,233)    (3,665,002)
                                                               ----------    ------------     -----------     ----------
Net increase/(decrease)....................................       781,685     (2,324,398)           6,262     (1,378,432)
                                                               ==========    ============     ===========     ==========
CLASS Y SHARES:
Sold.......................................................     2,615,645      1,648,024           52,909        600,042
Issued as reinvestment of dividends........................         4,532          9,901          --               1,475
Redeemed...................................................    (3,383,691)    (4,390,427)         (98,365)    (1,017,225)
                                                               ----------    ------------     -----------     ----------
Net increase/(decrease)....................................      (763,514)    (2,732,502)         (45,456)      (415,708)
                                                               ==========    ============     ===========     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------
    MUNDER                       MUNDER
    MICHIGAN       MUNDER        TAX-FREE SHORT-
    TAX-FREE       TAX-FREE      INTERMEDIATE
    BOND           BOND          BOND
    FUND           FUND          FUND
------------------------------------------------
        144,154       674,347          272,887
          4,158         4,434           11,422
        (67,383)     (624,318)        (288,813)
    -----------    ----------      -----------
         80,929        54,463           (4,504)
    ===========    ==========      ===========
         53,221       369,333          240,503
          1,040         2,470              922
        (39,905)     (212,900)        (187,324)
    -----------    ----------      -----------
         14,356       158,903           54,101
    ===========    ==========      ===========
          6,813       118,699           59,394
             52           254               46
         (8,231)      (74,333)         (55,141)
    -----------    ----------      -----------
         (1,366)       44,620            4,299
    ===========    ==========      ===========
        725,138       788,352        1,113,103
              7            55              603
       (977,970)   (2,671,442)      (4,673,605)
    -----------    ----------      -----------
       (252,825)   (1,883,035)      (3,559,899)
    ===========    ==========      ===========
         62,447        37,883           38,788
          1,650           163              516
        (59,523)     (245,417)        (404,223)
    -----------    ----------      -----------
          4,574      (207,371)        (364,919)
    ===========    ==========      ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                                  MONEY MARKET FUNDS
                                                  ----------------------------------------------------------------------
                                                  MUNDER                                MUNDER             MUNDER
                                                  CASH               MUNDER             TAX-FREE           U.S. TREASURY
                                                  INVESTMENT         MONEY MARKET       MONEY MARKET       MONEY MARKET
                                                  FUND               FUND               FUND               FUND
                                                  ----------------------------------------------------------------------
CLASS A SHARES:
Sold..........................................    $ 779,789,829      $ 784,165,135      $ 107,467,176      $ 187,100,016
Issued as reinvestment of dividends...........        6,735,954          1,009,319          2,405,756          2,133,786
Redeemed......................................     (791,981,367)      (804,146,925)      (109,376,738)      (193,517,242)
                                                  -------------      -------------      -------------      -------------
Net increase/(decrease).......................    $  (5,455,584)     $ (18,972,471)     $     496,194      $  (4,283,440)
                                                  =============      =============      =============      =============
CLASS B SHARES:
Sold..........................................                       $  82,699,977
Issued as reinvestment of dividends...........                           1,194,688
Redeemed......................................                         (71,881,755)
                                                                     -------------
Net increase..................................                       $  12,012,910
                                                                     =============
CLASS C SHARES:
Sold..........................................                       $ 100,808,864
Issued as reinvestment of dividends...........                             589,201
Redeemed......................................                         (98,362,879)
                                                                     -------------
Net increase..................................                       $   3,035,186
                                                                     =============
CLASS K SHARES:
Sold..........................................    $ 931,309,256                         $ 458,601,604      $  83,492,008
Issued as reinvestment of dividends...........           10,492                                 4,701                  4
Redeemed......................................     (893,801,586)                         (442,305,844)       (46,955,814)
                                                  -------------                         -------------      -------------
Net increase..................................    $  37,518,162                         $  16,300,461      $  36,536,198
                                                  =============                         =============      =============
CLASS Y SHARES:
Sold..........................................    $ 523,705,249      $   2,882,661      $  42,748,548      $  34,986,935
Issued as reinvestment of dividends...........          158,391          1,288,770             53,823                520
Redeemed......................................     (517,151,379)       (19,382,729)       (47,470,361)       (38,336,289)
                                                  -------------      -------------      -------------      -------------
Net increase/(decrease).......................    $   6,712,261      $ (15,211,298)     $  (4,667,990)     $  (3,348,834)
                                                  =============      =============      =============      =============

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

Munder Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                               A SHARES
                                      -------------------------------------------------------------------------------------------
                                      PERIOD ENDED        YEAR            YEAR            YEAR            YEAR            YEAR
                                      12/31/01            ENDED           ENDED           ENDED           ENDED           ENDED
                                      (UNAUDITED)(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97
                                      -------------------------------------------------------------------------------------------
Net asset value, beginning of
  period..........................        $ 9.49            $ 9.23          $ 9.62          $ 9.99          $ 9.58        $ 9.53
                                          ------            ------          ------          ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............          0.28(e)           0.60            0.57            0.57            0.59          0.60
Net realized and unrealized
  gain/(loss) on investments......         (0.01)             0.28           (0.33)          (0.39)           0.39          0.03
                                          ------            ------          ------          ------          ------        ------
Total from investment
  operations......................          0.27              0.88            0.24            0.18            0.98          0.63
                                          ------            ------          ------          ------          ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income..........................         (0.28)            (0.62)          (0.57)          (0.55)          (0.57)        (0.58)
Distributions from net realized
  capital gain....................        --                 --              (0.06)          --              --             --
                                          ------            ------          ------          ------          ------        ------
Total distributions...............         (0.28)            (0.62)          (0.63)          (0.55)          (0.57)        (0.58)
                                          ------            ------          ------          ------          ------        ------
Net asset value, end of period....        $ 9.48            $ 9.49          $ 9.23          $ 9.62          $ 9.99        $ 9.58
                                          ======            ======          ======          ======          ======        ======
TOTAL RETURN(B)...................          2.85%             9.80%           2.57%           1.72%          10.45%         6.84%
                                          ======            ======          ======          ======          ======        ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)..........................        $4,852            $6,139          $2,652          $2,515          $1,529        $  818
Ratio of operating expenses to
  average net assets..............          1.01%(d)          0.98%           0.99%           0.97%           0.96%         0.96%
Ratio of net investment income to
  average net assets..............          5.71%(d)(e)       6.30%           6.10%           5.77%           5.93%         6.34%
Portfolio turnover rate...........           109%              347%            205%            142%            222%          279%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed.............          1.01%(d)          0.98%           0.99%           0.97%           0.96%         0.96%

------------
(a) The Munder Bond Fund Class A Shares and Class B Shares commenced operations on December 9, 1992 and March 13, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income would have been $0.29 for Class A Shares, and $0.25 for Class B Shares and the ratio of net investment income to average net assets would have been 5.93% for Class A Shares and 5.18% for Class B Shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                           B SHARES
-----------------------------------------------------------------------------------------------
    PERIOD ENDED        YEAR            YEAR            YEAR            YEAR            YEAR
    12/31/01            ENDED           ENDED           ENDED           ENDED           ENDED
    (UNAUDITED)(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97
-----------------------------------------------------------------------------------------------
        $ 9.50            $ 9.23          $ 9.61          $ 9.99          $ 9.57        $ 9.53
        ------            ------          ------          ------          ------        ------
          0.24(e)           0.53            0.50            0.50            0.51          0.54
         (0.02)             0.29           (0.32)          (0.41)           0.40          0.02
        ------            ------          ------          ------          ------        ------
          0.22              0.82            0.18            0.09            0.91          0.56
        ------            ------          ------          ------          ------        ------
         (0.24)            (0.55)          (0.50)          (0.47)          (0.49)        (0.52)
        --                 --              (0.06)          --              --             --
        ------            ------          ------          ------          ------        ------
         (0.24)            (0.55)          (0.56)          (0.47)          (0.49)        (0.52)
        ------            ------          ------          ------          ------        ------
        $ 9.48            $ 9.50          $ 9.23          $ 9.61          $ 9.99        $ 9.57
        ======            ======          ======          ======          ======        ======
          2.37%             9.10%           1.90%           0.86%           9.75%         5.97%
        ======            ======          ======          ======          ======        ======
        $7,750            $6,833          $3,514          $2,610          $  685        $  559
          1.76%(d)          1.73%           1.74%           1.72%           1.72%         1.71%
          4.96%(d)(e)       5.55%           5.35%           5.02%           5.18%         5.59%
           109%              347%            205%            142%            222%          279%
          1.76%(d)          1.73%           1.74%           1.72%           1.72%         1.71%

                       See Notes to Financial Statements.

Munder Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                               C SHARES
                                      -------------------------------------------------------------------------------------------
                                      PERIOD ENDED        YEAR            YEAR            YEAR            YEAR            YEAR
                                      12/31/01            ENDED           ENDED           ENDED           ENDED           ENDED
                                      (UNAUDITED)(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97
                                      -------------------------------------------------------------------------------------------
Net asset value, beginning of
  period..........................        $  9.54           $ 9.27          $ 9.66          $10.03          $ 9.60        $ 9.52
                                          -------           ------          ------          ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............          0.24(e)           0.53            0.50            0.50            0.52          0.66
Net realized and unrealized
  gain/(loss) on investments......          (0.02)            0.29           (0.33)          (0.40)           0.40         (0.08)
                                          -------           ------          ------          ------          ------        ------
Total from investment
  operations......................           0.22             0.82            0.17            0.10            0.92          0.58
                                          -------           ------          ------          ------          ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income..........................          (0.24)           (0.55)          (0.50)          (0.47)          (0.49)        (0.50)
Distributions from net realized
  capital gain....................        --                 --              (0.06)          --              --             --
                                          -------           ------          ------          ------          ------        ------
Total distributions...............          (0.24)           (0.55)          (0.56)          (0.47)          (0.49)        (0.50)
                                          -------           ------          ------          ------          ------        ------
Net asset value, end of period....        $  9.52           $ 9.54          $ 9.27          $ 9.66          $10.03        $ 9.60
                                          =======           ======          ======          ======          ======        ======
TOTAL RETURN(B)...................           2.36%            9.06%           1.79%           0.95%           9.84%         6.19%
                                          =======           ======          ======          ======          ======        ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)..........................        $   981           $  930          $  338          $  431          $   63        $   45
Ratio of operating expenses to
  average net assets..............           1.76%(d)         1.73%           1.74%           1.72%           1.72%         1.71%
Ratio of net investment income to
  average net assets..............           4.96%(d)(e)      5.55%           5.35%           5.02%           5.18%         5.59%
Portfolio turnover rate...........            109%             347%            205%            142%            222%          279%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed.............           1.76%(d)         1.73%           1.74%           1.72%           1.72%         1.71%

------------
(a) The Munder Bond Fund Class C Shares and Class Y Shares commenced operations on March 25, 1996 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.25 for Class C Shares and $0.30 for Class Y Shares and the ratio of net investment income to average net assets would have been 5.18% for Class B Shares and 6.18% for Class Y Shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                              Y SHARES
----------------------------------------------------------------------------------------------------
    PERIOD ENDED        YEAR             YEAR             YEAR             YEAR             YEAR
    12/31/01            ENDED            ENDED            ENDED            ENDED            ENDED
    (UNAUDITED)(C)      6/30/01(C)       6/30/00(C)       6/30/99(C)       6/30/98(C)       6/30/97
----------------------------------------------------------------------------------------------------
        $  9.50          $   9.24         $   9.62         $   9.99         $   9.58        $   9.53
        -------          --------         --------         --------         --------        --------
         0.29(e)             0.62             0.59             0.60             0.61            0.63
          (0.01)             0.29            (0.32)           (0.40)            0.39            0.03
        -------          --------         --------         --------         --------        --------
           0.28              0.91             0.27             0.20             1.00            0.66
        -------          --------         --------         --------         --------        --------
          (0.29)            (0.65)           (0.59)           (0.57)           (0.59)          (0.61)
        --                 --                (0.06)          --               --               --
        -------          --------         --------         --------         --------        --------
          (0.29)            (0.65)           (0.65)           (0.57)           (0.59)          (0.61)
        -------          --------         --------         --------         --------        --------
        $  9.49          $   9.50         $   9.24         $   9.62         $   9.99        $   9.58
        =======          ========         ========         ========         ========        ========
           2.97%            10.07%            2.94%            1.97%           10.72%           7.09%
        =======          ========         ========         ========         ========        ========
        $89,606          $111,198         $115,171         $200,753         $221,427        $113,493
           0.76%(d)          0.73%            0.74%            0.72%            0.72%           0.71%
           5.96%(d)(e)       6.55%            6.35%            6.02%            6.18%           6.59%
            109%              347%             205%             142%             222%            279%
           0.76%(d)          0.73%            0.74%            0.72%            0.72%           0.71%

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                  A SHARES
                                            -------------------------------------------------------------------------------------
                                            PERIOD ENDED        YEAR      YEAR            YEAR            YEAR         YEAR
                                            12/31/01            ENDED     ENDED           ENDED           ENDED        ENDED
                                            (UNAUDITED)(C)      6/30/01   6/30/00(C)      6/30/99(C)      6/30/98(C)   6/30/97(C)
                                            -------------------------------------------------------------------------------------
Net asset value, beginning of period....        $ 9.39          $ 9.09      $ 9.28          $ 9.51          $ 9.33       $ 9.31
                                                ------          ------      ------          ------          ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................          0.25(e)         0.54        0.52            0.51            0.55         0.55
Net realized and unrealized gain/(loss)
  on investments........................          0.07            0.31       (0.19)          (0.23)           0.16         0.02
                                                ------          ------      ------          ------          ------       ------
Total from investment operations........          0.32            0.85        0.33            0.28            0.71         0.57
                                                ------          ------      ------          ------          ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income....         (0.28)          (0.55)      (0.52)          (0.51)          (0.53)       (0.55)
                                                ------          ------      ------          ------          ------       ------
Total distributions.....................         (0.28)          (0.55)      (0.52)          (0.51)          (0.53)       (0.55)
                                                ------          ------      ------          ------          ------       ------
Net asset value, end of period..........        $ 9.43          $ 9.39      $ 9.09          $ 9.28          $ 9.51       $ 9.33
                                                ======          ======      ======          ======          ======       ======
TOTAL RETURN(B).........................          3.40%           9.60%       3.68%           2.93%           7.84%        6.34%
                                                ======          ======      ======          ======          ======       ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....        $9,678          $9,768      $7,474          $10,293         $7,387       $6,104
Ratio of operating expenses to average
  net assets............................          0.96%(d)        0.96%       0.96%           0.95%           0.93%        0.93%
Ratio of net investment income to
  average net assets....................          5.28%(d)(e)     5.87%       5.65%           5.38%           5.77%        5.91%
Portfolio turnover rate.................            40%            179%        130%            128%            194%         325%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed............................          0.96%(d)        0.96%       0.96%           0.95%           0.93%        0.93%

------------
(a) The Munder Intermediate Bond Fund Class A Shares and Class B Shares commenced operations on November 24, 1992 and October 25, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts using the effective interest method, net investment income per share would have been $0.26 for Class A Shares and $0.23 for Class B Shares and the ratio of net investment income to average net assets would have been 5.40% for Class A Shares and 4.65% for Class B Shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                           B SHARES
-----------------------------------------------------------------------------------------------
    PERIOD ENDED        YEAR         YEAR            YEAR            YEAR            YEAR
    12/31/01            ENDED        ENDED           ENDED           ENDED           ENDED
    (UNAUDITED)(C)      6/30/01      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
-----------------------------------------------------------------------------------------------
        $ 9.36          $ 9.07         $ 9.25          $ 9.49          $ 9.32          $ 9.30
        ------          ------         ------          ------          ------          ------
          0.22(e)         0.48           0.45            0.44            0.47            0.48
          0.07            0.29          (0.18)          (0.24)           0.16            0.03
        ------          ------         ------          ------          ------          ------
          0.29            0.77           0.27            0.20            0.63            0.51
        ------          ------         ------          ------          ------          ------
         (0.24)          (0.48)         (0.45)          (0.44)          (0.46)          (0.49)
        ------          ------         ------          ------          ------          ------
         (0.24)          (0.48)         (0.45)          (0.44)          (0.46)          (0.49)
        ------          ------         ------          ------          ------          ------
        $ 9.41          $ 9.36         $ 9.07          $ 9.25          $ 9.49          $ 9.32
        ======          ======         ======          ======          ======          ======
          3.11%           8.69%          3.03%           2.06%           6.94%           5.60%
        ======          ======         ======          ======          ======          ======
        $9,705          $7,563         $5,645          $3,779          $  598          $  464
          1.71%(d)        1.71%          1.71%           1.70%           1.68%           1.68%
          4.53%(d)(e)     5.12%          4.90%           4.63%           5.02%           5.16%
            40%            179%           130%            128%            194%            325%
          1.71%(d)        1.71%          1.71%           1.70%           1.68%           1.68%

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                               C SHARES
                                      -------------------------------------------------------------------------------------------
                                      PERIOD ENDED        YEAR         YEAR            YEAR            YEAR            YEAR
                                      12/31/01            ENDED        ENDED           ENDED           ENDED           ENDED
                                      (UNAUDITED)(C)      6/30/01      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
                                      -------------------------------------------------------------------------------------------
Net asset value, beginning of
  period..........................        $ 9.40          $ 9.11         $ 9.26          $ 9.50          $ 9.35          $ 9.31
                                          ------          ------         ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............          0.22(e)         0.51           0.45            0.44            0.48            0.45
Net realized and unrealized
  gain/(loss) on investments......          0.07            0.26          (0.15)          (0.24)           0.13            0.08
                                          ------          ------         ------          ------          ------          ------
Total from investment
  operations......................          0.29            0.77           0.30            0.20            0.61            0.53
                                          ------          ------         ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income..........................         (0.24)          (0.48)         (0.45)          (0.44)          (0.46)          (0.49)
                                          ------          ------         ------          ------          ------          ------
Total distributions...............         (0.24)          (0.48)         (0.45)          (0.44)          (0.46)          (0.49)
                                          ------          ------         ------          ------          ------          ------
Net asset value, end of period....        $ 9.45          $ 9.40         $ 9.11          $ 9.26          $ 9.50          $ 9.35
                                          ======          ======         ======          ======          ======          ======
TOTAL RETURN(B)...................          3.10%           8.65%          3.37%           2.06%           6.69%           5.77%
                                          ======          ======         ======          ======          ======          ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)..........................        $1,336          $  904         $1,796          $  608          $   70          $   58
Ratio of operating expenses to
  average net assets..............          1.71%(d)        1.71%          1.71%           1.70%           1.68%           1.68%
Ratio of net investment income to
  average net assets..............          4.53%(d)(e)     5.12%          4.91%           4.63%           5.02%           5.16%
Portfolio turnover rate...........            40%            179%           130%            128%            194%            325%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed.............          1.71%(d)        1.71%          1.71%           1.70%           1.68%           1.68%

------------
(a) The Munder Intermediate Bond Fund Class C Shares and Class Y Shares commenced operations on April 19, 1996 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts using the effective interest method, net investment income per share would have been $0.23 for Class C Shares and $0.27 for Class Y Shares and the ratio of net investment income to average net assets would have been 4.65% for Class C Shares and 5.65% for Class Y Shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                            Y SHARES
-------------------------------------------------------------------------------------------------
    PERIOD ENDED        YEAR           YEAR            YEAR            YEAR            YEAR
    12/31/01            ENDED          ENDED           ENDED           ENDED           ENDED
    (UNAUDITED)(C)      6/30/01        6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
-------------------------------------------------------------------------------------------------
       $   9.38         $   9.08        $   9.26        $   9.50        $   9.33        $   9.31
       --------         ---------       --------        --------        --------        --------
           0.25(e)          0.58            0.54            0.54            0.57            0.57
           0.07             0.29           (0.18)          (0.25)           0.16            0.03
       --------         ---------       --------        --------        --------        --------
           0.34             0.87            0.36            0.29            0.73            0.60
       --------         ---------       --------        --------        --------        --------
          (0.29)           (0.57)          (0.54)          (0.53)          (0.56)          (0.58)
       --------         ---------       --------        --------        --------        --------
          (0.29)           (0.57)          (0.54)          (0.53)          (0.56)          (0.58)
       --------         ---------       --------        --------        --------        --------
       $   9.43         $   9.38        $   9.08        $   9.26        $   9.50        $   9.33
       ========         =========       ========        ========        ========        ========
           3.64%            9.88%           4.06%           3.08%           7.99%           6.60%
       ========         =========       ========        ========        ========        ========
       $115,089         $107,226        $128,663        $193,396        $226,856        $161,606
           0.71%(d)         0.71%           0.71%           0.70%           0.68%           0.68%
           5.53%(d)(e)      6.12%           5.90%           5.63%           6.02%           6.16%
             40%             179%            130%            128%            194%            825%
           0.71%(d)         0.71%           0.71%           0.70%           0.68%           0.68%

                       See Notes to Financial Statements.

Munder International Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                A SHARES
                                        ----------------------------------------------------------------------------------------
                                        PERIOD ENDED        YEAR            YEAR            YEAR            YEAR         PERIOD
                                        12/31/01            ENDED           ENDED           ENDED           ENDED        ENDED
                                        (UNAUDITED)(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97
                                        ----------------------------------------------------------------------------------------
Net asset value, beginning of
  period.............................       $ 8.60            $ 9.29          $ 9.74          $ 9.66        $ 9.82       $ 9.98
                                            ------            ------          ------          ------        ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................         0.13              0.25            0.28            0.30          0.20         0.10
Net realized and unrealized
  gain/(loss) on investments.........         0.15             (0.94)          (0.23)           0.11         (0.11)       (0.18)
                                            ------            ------          ------          ------        ------       ------
Total from investment operations.....         0.28             (0.69)           0.05            0.41          0.09        (0.08)
                                            ------            ------          ------          ------        ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.............................        (0.14)            --              (0.50)          (0.18)        (0.23)       (0.08)
Distributions from net realized
  gains..............................       --                 --              --              (0.15)        (0.02)        --
                                            ------            ------          ------          ------        ------       ------
Total distributions..................        (0.14)            --              (0.50)          (0.33)        (0.25)       (0.08)
                                            ------            ------          ------          ------        ------       ------
Net asset value, end of period.......       $ 8.74            $ 8.60          $ 9.29          $ 9.74        $ 9.66       $ 9.82
                                            ======            ======          ======          ======        ======       ======
TOTAL RETURN(B)......................         3.17%            (7.43)%          0.35%           3.93%         0.86%       (0.84)%
                                            ======            ======          ======          ======        ======       ======
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).............................       $1,356            $1,327          $  410          $  359        $  160       $  168
Ratio of operating expenses to
  average net assets.................         1.10%(d)          1.10%           1.16%           1.14%         1.11%        1.14%(d)
Ratio of net investment income to
  average net assets.................         2.86%(d)          2.78%           2.94%           2.95%         3.53%        3.61%(d)
Portfolio turnover rate..............           10%               87%            138%             59%           81%          75%
Ratio of operating expenses to
  average net assets without expenses
  reimbursed.........................         1.10%(d)          1.10%           1.16%           1.14%         1.11%        1.18%(d)

------------
(a) The Munder International Bond Fund Class A Shares and Class B Shares commenced operations on October 17, 1996 and June 9, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          B SHARES
--------------------------------------------------------------------------------------------
    PERIOD ENDED        YEAR            YEAR            YEAR            YEAR         PERIOD
    12/31/01            ENDED           ENDED           ENDED           ENDED        ENDED
    (UNAUDITED)(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97
--------------------------------------------------------------------------------------------
        $ 8.48            $ 9.23          $ 9.72          $ 9.66        $ 9.83       $ 9.85
        ------            ------          ------          ------        ------       ------
          0.09              0.18            0.21            0.23          0.18         0.01
          0.16             (0.93)          (0.23)           0.11         (0.15)       (0.03)
        ------            ------          ------          ------        ------       ------
          0.25             (0.75)          (0.02)           0.34          0.03        (0.02)
        ------            ------          ------          ------        ------       ------
         (0.11)            --              (0.47)          (0.13)        (0.18)        --
        --                 --              --              (0.15)        (0.02)        --
        ------            ------          ------          ------        ------       ------
         (0.11)            --              (0.47)          (0.28)        (0.20)        --
        ------            ------          ------          ------        ------       ------
        $ 8.62            $ 8.48          $ 9.23          $ 9.72        $ 9.66       $ 9.83
        ======            ======          ======          ======        ======       ======
          2.91%            (8.13)%         (0.44)%          3.15%         0.26%       (0.20)%
        ======            ======          ======          ======        ======       ======
        $  162            $  132          $  223          $  138        $  107       $   21
          1.85%(d)          1.85%           1.91%           1.89%         1.86%        1.89%(d)
          2.11%(d)          2.03%           2.19%           2.24%         2.78%        2.86%(d)
            10%               87%            138%             59%           81%          75%
          1.85%(d)          1.85%           1.91%           1.89%         1.86%        1.93%(d)

                       See Notes to Financial Statements.

Munder International Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                     C SHARES
                                                    ---------------------------------------------------------------------------
                                                    PERIOD ENDED        YEAR            YEAR            YEAR            PERIOD
                                                    12/31/01            ENDED           ENDED           ENDED           ENDED
                                                    (UNAUDITED)(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98
                                                    ---------------------------------------------------------------------------
Net asset value, beginning of period..............      $ 8.61            $ 9.29          $ 9.77          $ 9.73        $ 9.84
                                                        ------            ------          ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................        0.10              0.18            0.21            0.22          0.01
Net realized and unrealized gain/(loss) on
  investments.....................................        0.14             (0.86)          (0.22)           0.10         (0.11)
                                                        ------            ------          ------          ------        ------
Total from investment operations..................        0.24             (0.68)          (0.01)           0.32         (0.10)
                                                        ------            ------          ------          ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income..............       (0.11)            --              (0.47)          (0.13)        (0.01)
Distributions from net realized gains.............      --                 --              --              (0.15)         --
                                                        ------            ------          ------          ------        ------
Total distributions...............................       (0.11)            --              (0.47)          (0.28)        (0.01)
                                                        ------            ------          ------          ------        ------
Net asset value, end of period....................      $ 8.74            $ 8.61          $ 9.29          $ 9.77        $ 9.73
                                                        ======            ======          ======          ======        ======
TOTAL RETURN(B)...................................        2.75%            (7.32)%         (0.34)%          2.92%        (0.84)%
                                                        ======            ======          ======          ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............      $   30            $   37          $   28          $   75        $   31
Ratio of operating expenses to average net
  assets..........................................        1.85%(d)          1.85%           1.91%           1.89%         1.87%(d)
Ratio of net investment income to average net
  assets..........................................        2.11%(d)          2.03%           2.19%           2.14%         2.79%(d)
Portfolio turnover rate...........................          10%               87%            138%             59%           81%
Ratio of operating expenses to average net assets
  without expenses reimbursed.....................        1.85%(d)          1.85%           1.91%           1.89%         1.87%(d)

------------
(a) The Munder International Bond Fund Class C Shares and Class Y Shares commenced operations on June 4, 1998 and October 2, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                           Y SHARES
----------------------------------------------------------------------------------------------
    PERIOD ENDED        YEAR            YEAR            YEAR            YEAR          PERIOD
    12/31/01            ENDED           ENDED           ENDED           ENDED         ENDED
    (UNAUDITED)(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98       6/30/97
----------------------------------------------------------------------------------------------
       $   8.66          $   9.33        $   9.77        $   9.68       $  9.83       $  10.00
       --------          --------        --------        --------       --------      --------
           0.14              0.27            0.31            0.34          0.22           0.25
           0.15             (0.94)          (0.24)           0.10         (0.11)         (0.34)
       --------          --------        --------        --------       --------      --------
           0.29             (0.67)           0.07            0.44          0.11          (0.09)
       --------          --------        --------        --------       --------      --------
          (0.18)           --               (0.51)          (0.20)        (0.24)         (0.08)
        --                 --              --               (0.15)        (0.02)         --
       --------          --------        --------        --------       --------      --------
          (0.18)           --               (0.51)          (0.35)        (0.26)         (0.08)
       --------          --------        --------        --------       --------      --------
       $   8.77          $   8.66        $   9.33        $   9.77       $  9.68       $   9.83
       ========          ========        ========        ========       ========      ========
           3.32%            (7.18)%          0.57%           4.21%         1.12%         (0.90)%
       ========          ========        ========        ========       ========      ========
       $ 31,926          $ 31,083        $ 33,905        $ 51,193       $49,834       $ 51,679
           0.85%(d)          0.85%           0.91%           0.89%         0.86%          0.89%(d)
           3.11%(d)          3.03%           3.20%           3.26%         3.78%          3.86%(d)
             10%               87%            138%             59%           81%            75%
           0.85%(d)          0.85%           0.91%           0.89%         0.86%          0.93%(d)

                       See Notes to Financial Statements.

Munder U.S. Government Income Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                A SHARES
                                         --------------------------------------------------------------------------------------
                                         PERIOD ENDED        YEAR          YEAR            YEAR            YEAR         YEAR
                                         12/31/01            ENDED         ENDED           ENDED           ENDED        ENDED
                                         (UNAUDITED)(C)      06/30/01      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97
                                         --------------------------------------------------------------------------------------
Net asset value, beginning of
  period.............................       $  10.20          $ 9.79         $10.03          $10.38        $10.09       $ 9.98
                                            --------          ------         ------          ------        ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................           0.28(f)         0.60           0.59            0.59          0.61         0.65
Net realized and unrealized
  gain/(loss) on investments.........           0.16            0.42          (0.23)          (0.37)         0.35         0.07
                                            --------          ------         ------          ------        ------       ------
Total from investment operations.....           0.44            1.02           0.36            0.22          0.96         0.72
                                            --------          ------         ------          ------        ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.............................          (0.30)          (0.61)         (0.60)          (0.55)        (0.61)       (0.61)
Distributions from net realized
  gains..............................        --                --             (0.00)(e)       (0.01)        (0.06)       (0.00)(e)
Distributions in excess of net
  realized gains.....................        --                --             (0.00)(e)       (0.01)         --           --
                                            --------          ------         ------          ------        ------       ------
Total distributions..................          (0.30)          (0.61)         (0.60)          (0.57)        (0.67)       (0.61)
                                            --------          ------         ------          ------        ------       ------
Net asset value, end of period.......       $  10.34          $10.20         $ 9.79          $10.03        $10.38       $10.09
                                            ========          ======         ======          ======        ======       ======
TOTAL RETURN(B)......................           4.35%          10.52%          3.84%           2.12%         9.71%        7.50%
                                            ========          ======         ======          ======        ======       ======
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).............................       $ 10,747          $8,153         $3,988          $4,516        $2,598       $1,226
Ratio of operating expenses to
  average net assets.................           1.00%(d)        0.97%          0.97%           0.96%         0.94%        0.96%
Ratio of net investment income to
  average net assets.................           5.32%(d)(f)     5.86%          6.07%           5.76%         6.00%        6.51%
Portfolio turnover rate..............             17%             23%            15%             23%           85%         130%
Ratio of operating expenses to
  average net assets without expenses
  reimbursed.........................           1.00%(d)        0.97%          0.97%           0.96%         0.94%        0.96%

------------
(a) The Munder U.S. Government Income Fund Class A Shares and Class B Shares commenced operations on July 28, 1994 and September 6, 1995, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $0.01 per share.

(f) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts using the effective interest method, net investment income per share would have been $0.29 for Class A Shares and $0.25 for Class B Shares and the ratio of net investment income to average net assets would have been 5.45% for Class A Shares and 4.70% for Class B Shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         B SHARES
------------------------------------------------------------------------------------------
    PERIOD ENDED        YEAR          YEAR            YEAR            YEAR         YEAR
    12/31/01            ENDED         ENDED           ENDED           ENDED        ENDED
    (UNAUDITED)(C)      06/30/01      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97
------------------------------------------------------------------------------------------
       $  10.21         $  9.79         $10.03          $10.38        $10.09       $ 9.98
       --------         --------        ------          ------        ------       ------
           0.24(f)         0.52           0.52            0.52          0.50         0.58
           0.16            0.43          (0.24)          (0.37)         0.38         0.07
       --------         --------        ------          ------        ------       ------
           0.40            0.95           0.28            0.15          0.88         0.65
       --------         --------        ------          ------        ------       ------
          (0.26)          (0.53)         (0.52)          (0.48)        (0.53)       (0.54)
        --                --             (0.00)(e)       (0.01)        (0.06)       (0.00)(e)
        --                --             (0.00)(e)       (0.01)         --           --
       --------         --------        ------          ------        ------       ------
          (0.26)          (0.53)         (0.52)          (0.50)        (0.59)       (0.54)
       --------         --------        ------          ------        ------       ------
       $  10.35         $ 10.21         $ 9.79          $10.03        $10.38       $10.09
       ========         ========        ======          ======        ======       ======
           3.94%           9.90%          2.97%           1.36%         8.89%        6.77%
       ========         ========        ======          ======        ======       ======
       $ 14,817         $10,455         $5,270          $4,690        $  970       $1,596
           1.75%(d)        1.72%          1.72%           1.71%         1.69%        1.71%
           4.57%(d)(f)     5.11%          5.32%           5.01%         5.25%        5.76%
             17%             23%            15%             23%           85%         130%
           1.75%(d)        1.72%          1.72%           1.71%         1.69%        1.71%

                       See Notes to Financial Statements.

Munder U.S. Government Income Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                             C SHARES
                                          ------------------------------------------------------------------------------
                                          PERIOD ENDED          YEAR       YEAR         YEAR         YEAR       PERIOD
                                          12/31/01              ENDED      ENDED        ENDED        ENDED      ENDED
                                          (UNAUDITED)(C)        06/30/01   6/30/00(C)   6/30/99(C)   6/30/98    6/30/97
                                          ------------------------------------------------------------------------------
Net asset value, beginning of period....     $  10.20           $  9.77     $  10.02     $  10.37    $ 10.09    $  10.11
                                             --------           -------     --------     --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................         0.24(f)           0.52         0.52         0.52       0.50        0.54
Net realized and unrealized gain/(loss)
  on investments........................         0.15              0.44        (0.25)       (0.37)      0.37       (0.06)
                                             --------           -------     --------     --------    --------   --------
Total from investment operations........         0.40              0.96         0.27         0.15       0.87        0.48
                                             --------           -------     --------     --------    --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income....        (0.26)            (0.53)       (0.52)       (0.48)     (0.53)      (0.50)
Distributions from net realized gains...      --                  --           (0.00)(e)     (0.01)    (0.06)      (0.00)(e)
Distributions in excess of net realized
  gains.................................      --                  --           (0.00)(e)     (0.01)    --          --
                                             --------           -------     --------     --------    --------   --------
Total distributions.....................        (0.26)            (0.53)       (0.52)       (0.50)     (0.59)      (0.50)
                                             --------           -------     --------     --------    --------   --------
Net asset value, end of period..........     $  10.34           $ 10.20     $   9.77     $  10.02    $ 10.37    $  10.09
                                             ========           =======     ========     ========    ========   ========
TOTAL RETURN(B).........................         3.95%            10.02%        2.87%        1.35%      8.82%       4.87%
                                             ========           =======     ========     ========    ========   ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....     $  2,630           $ 2,301     $  1,228     $  1,187    $   101    $     10
Ratio of operating expenses to average
  net assets............................         1.75%(d)          1.72%        1.72%        1.71%      1.69%       1.71%(d)
Ratio of net investment income to
  average net assets....................         4.57%(d)(f)       5.11%        5.32%        5.01%      5.25%       5.76%(d)
Portfolio turnover rate.................           17%               23%          15%          23%        85%        130%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed............................         1.75%(d)          1.72%        1.72%        1.71%      1.69%       1.71%(d)

------------
(a) The Munder U.S. Government Income Fund Class C Shares and Class Y Shares commenced operations on August 12, 1996 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized

(e) Amount represents less than $0.01 per share.

(f) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.25 for Class C Shares and $0.30 for Class Y Shares and the ratio of net investment income to average net assets would have been 4.70% for Class C Shares and 5.70% for Class Y Shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                  Y SHARES
-----------------------------------------------------------------------------
    PERIOD ENDED     YEAR       YEAR         YEAR         YEAR       YEAR
    12/31/01         ENDED      ENDED        ENDED        ENDED      ENDED
    (UNAUDITED)(C)   06/30/01   6/30/00(C)   6/30/99(C)   6/30/98    6/30/97
-----------------------------------------------------------------------------
       $  10.21      $  9.79     $  10.03     $  10.38    $ 10.09    $   9.98
       --------      --------    --------     --------    --------   --------
           0.29(f)      0.62         0.62         0.62       0.62        0.68
           0.16         0.43        (0.24)       (0.37)      0.36        0.07
       --------      --------    --------     --------    --------   --------
           0.45         1.05         0.38         0.25       0.98        0.75
       --------      --------    --------     --------    --------   --------
          (0.32)       (0.63)       (0.62)       (0.58)     (0.63)      (0.64)
        --             --           (0.00)(e)     (0.01)    (0.06)      (0.00)(e)
        --             --           (0.00)(e)     (0.01)    --          --
       --------      --------    --------     --------    --------   --------
          (0.32)       (0.63)       (0.62)       (0.60)     (0.69)      (0.64)
       --------      --------    --------     --------    --------   --------
       $  10.34      $ 10.21     $   9.79     $  10.03    $ 10.38    $  10.09
       ========      ========    ========     ========    ========   ========
           4.37%       11.03%        4.00%        2.37%      9.97%       7.75%
       ========      ========    ========     ========    ========   ========
       $ 31,893      $29,599     $ 32,453     $ 73,308    $70,842    $ 55,098
           0.75%(d)     0.72%        0.72%        0.71%      0.69%       0.71%
           5.57%(d)(f)    6.11%      6.32%        5.99%      6.25%       6.76%
             17%          23%          15%          23%        85%        130%
           0.75%(d)     0.72%        0.72%        0.71%      0.69%       0.71%

                       See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                  A SHARES
                                            -------------------------------------------------------------------------------------
                                            PERIOD ENDED        YEAR         YEAR         YEAR            YEAR         YEAR
                                            12/31/01            ENDED        ENDED        ENDED           ENDED        ENDED
                                            (UNAUDITED)(C)      6/30/01      6/30/00      6/30/99(C)      6/30/98      6/30/97(C)
                                            -------------------------------------------------------------------------------------
Net asset value, beginning of period....        $ 9.97          $ 9.44       $ 9.60         $10.06        $ 9.64         $ 9.35
                                                ------          ------       ------         ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................          0.19            0.39         0.39           0.39          0.41           0.44
Net realized and unrealized gain/(loss)
  on investments........................         (0.06)           0.53        (0.15)         (0.30)         0.45           0.28
                                                ------          ------       ------         ------        ------         ------
Total from investment operations........          0.13            0.92         0.24           0.09          0.86           0.72
                                                ------          ------       ------         ------        ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income....         (0.19)          (0.39)       (0.40)         (0.39)        (0.42)         (0.43)
Distributions from net realized gains...        --                --           --            (0.16)        (0.02)         (0.00)(e)
                                                ------          ------       ------         ------        ------         ------
Total distributions.....................         (0.19)          (0.39)       (0.40)         (0.55)        (0.44)         (0.43)
                                                ------          ------       ------         ------        ------         ------
Net asset value, end of period..........        $ 9.91          $ 9.97       $ 9.44         $ 9.60        $10.06         $ 9.64
                                                ======          ======       ======         ======        ======         ======
TOTAL RETURN(B).........................          1.33%           9.87%        2.59%          0.78%         9.01%          7.88%
                                                ======          ======       ======         ======        ======         ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....        $2,105          $1,951       $1,083         $2,456        $1,855         $  536
Ratio of operating expenses to average
  net assets............................          0.91%(d)        0.98%        1.03%          1.00%         0.98%          0.88%
Ratio of net investment income to
  average net assets....................          3.80%(d)        3.98%        4.14%          3.88%         4.29%          4.57%
Portfolio turnover rate.................             5%             11%          13%            33%           34%            19%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed............................          0.91%(d)        0.98%        1.03%          1.00%         0.98%          1.02%

------------
(a) The Munder Michigan Tax-Free Bond Fund Class A Shares and Class B Shares commenced operations on February 15, 1994 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                        B SHARES
-----------------------------------------------------------------------------------------
    PERIOD ENDED        YEAR         YEAR         YEAR            YEAR         YEAR
    12/31/01            ENDED        ENDED        ENDED           ENDED        ENDED
    (UNAUDITED)(C)      6/30/01      6/30/00      6/30/99(C)      6/30/98      6/30/97(C)
-----------------------------------------------------------------------------------------
        $ 9.99          $ 9.47       $ 9.63         $10.06        $ 9.64         $ 9.35
        ------          ------       ------         ------        ------         ------
          0.16            0.32         0.32           0.32          0.35           0.36
         (0.06)           0.52        (0.15)         (0.28)         0.44           0.29
        ------          ------       ------         ------        ------         ------
          0.10            0.84         0.17           0.04          0.79           0.65
        ------          ------       ------         ------        ------         ------
         (0.16)          (0.32)       (0.33)         (0.31)        (0.35)         (0.36)
        --                --           --            (0.16)        (0.02)         (0.00)(e)
        ------          ------       ------         ------        ------         ------
         (0.16)          (0.32)       (0.33)         (0.47)        (0.37)         (0.36)
        ------          ------       ------         ------        ------         ------
        $ 9.93          $ 9.99       $ 9.47         $ 9.63        $10.06         $ 9.64
        ======          ======       ======         ======        ======         ======
          0.95%           8.92%        1.82%          0.34%         8.23%          7.09%
        ======          ======       ======         ======        ======         ======
        $1,114          $  662       $  492         $  624        $  629         $  312
          1.66%(d)        1.73%        1.78%          1.75%         1.73%          1.63%
          3.05%(d)        3.23%        3.39%          3.14%         3.54%          3.82%
             5%             11%          13%            33%           34%            19%
          1.66%(d)        1.73%        1.78%          1.75%         1.73%          1.77%

                       See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                               C SHARES
                                         -------------------------------------------------------------------------------------
                                         PERIOD ENDED        YEAR         YEAR         YEAR            YEAR         PERIOD
                                         12/31/01            ENDED        ENDED        ENDED           ENDED        ENDED
                                         (UNAUDITED)(C)      6/30/01      6/30/00      6/30/99(C)      6/30/98      6/30/97(C)
                                         -------------------------------------------------------------------------------------
Net asset value, beginning of period...      $ 9.97           $9.46       $ 9.62         $10.05        $ 9.63         $ 9.56
                                             ------           -----       ------         ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.16            0.31         0.33           0.32          0.34           0.26
Net realized and unrealized gain/(loss)
  on investments.......................       (0.06)           0.52        (0.16)         (0.28)         0.44           0.07
                                             ------           -----       ------         ------        ------         ------
Total from investment operations.......        0.10            0.83         0.17           0.04          0.78           0.33
                                             ------           -----       ------         ------        ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.16)          (0.32)       (0.33)         (0.31)        (0.34)         (0.26)
Distributions from net realized
  gains................................      --                --           --            (0.16)        (0.02)         (0.00)(e)
                                             ------           -----       ------         ------        ------         ------
Total distributions....................       (0.16)          (0.32)       (0.33)         (0.47)        (0.36)         (0.26)
                                             ------           -----       ------         ------        ------         ------
Net asset value, end of period.........      $ 9.91           $9.97       $ 9.46         $ 9.62        $10.05         $ 9.63
                                             ======           =====       ======         ======        ======         ======
TOTAL RETURN(B)........................        0.96%           8.82%        1.82%          0.34%         8.24%          3.57%
                                             ======           =====       ======         ======        ======         ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...      $  114           $ 103       $  110         $  115        $   78         $   90
Ratio of operating expenses to average
  net assets...........................        1.66%(d)        1.73%        1.78%          1.75%         1.73%          1.63%(d)
Ratio of net investment income to
  average net assets...................        3.05%(d)        3.23%        3.39%          3.13%         3.54%          3.82%(d)
Portfolio turnover rate................           5%             11%          13%            33%           34%            19%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed...........................        1.66%(d)        1.73%        1.78%          1.75%         1.73%          1.77%(d)

------------
(a) The Munder Michigan Tax-Free Bond Fund Class C Shares and Class Y Shares commenced operations on October 4, 1996 and January 3, 1994 respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         Y SHARES
------------------------------------------------------------------------------------------
    PERIOD ENDED        YEAR          YEAR         YEAR            YEAR         YEAR
    12/31/01            ENDED         ENDED        ENDED           ENDED        ENDED
    (UNAUDITED)(C)      6/30/01       6/30/00      6/30/99(C)      6/30/98      6/30/97(C)
------------------------------------------------------------------------------------------
        $ 9.98          $  9.46       $ 9.62         $10.06        $ 9.65         $ 9.35
        ------          --------      ------         ------        ------         ------
          0.21             0.42         0.42           0.42          0.40           0.46
         (0.06)            0.51        (0.16)         (0.28)         0.47           0.29
        ------          --------      ------         ------        ------         ------
          0.15             0.93         0.26           0.14          0.87           0.75
        ------          --------      ------         ------        ------         ------
         (0.21)           (0.41)       (0.42)         (0.42)        (0.44)         (0.45)
        --                --            --            (0.16)        (0.02)         (0.00)(e)
        ------          --------      ------         ------        ------         ------
         (0.21)           (0.41)       (0.42)         (0.58)        (0.46)         (0.45)
        ------          --------      ------         ------        ------         ------
        $ 9.92          $  9.98       $ 9.46         $ 9.62        $10.06         $ 9.65
        ======          ========      ======         ======        ======         ======
          1.45%           10.02%        2.84%          1.24%         9.17%          8.26%
        ======          ========      ======         ======        ======         ======
        $1,490          $ 1,483       $1,363         $1,513        $1,011         $  652
          0.66%(d)         0.73%        0.78%          0.75%         0.73%          0.63%
          4.05%(d)         4.23%        4.39%          4.14%         4.54%          4.82%
             5%              11%          13%            33%           34%            19%
          0.66%(d)         0.73%        0.78%          0.75%         0.73%          0.77%

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                 A SHARES
                                         ----------------------------------------------------------------------------------------
                                         PERIOD END          YEAR            YEAR            YEAR         YEAR         YEAR
                                         12/31/01            ENDED           ENDED           ENDED        ENDED        ENDED
                                         (UNAUDITED)(C)      6/30/01(C)      6/30/00(C)      6/30/99      6/30/98      6/30/97(C)
                                         ----------------------------------------------------------------------------------------
Net asset value, beginning of
  period.............................        $ 10.28           $ 9.79          $10.02        $10.73       $10.50         $10.33
                                             -------           ------          ------        ------       ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................           0.20             0.41            0.41          0.42         0.50           0.47
Net realized and unrealized
  gain/(loss) on investments.........          (0.08)            0.49           (0.14)        (0.32)        0.38           0.25
                                             -------           ------          ------        ------       ------         ------
Total from investment operations.....           0.12             0.90            0.27          0.10         0.88           0.72
                                             -------           ------          ------        ------       ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.............................          (0.20)           (0.41)          (0.42)        (0.42)       (0.49)         (0.47)
Distributions from net realized
  gains..............................          (0.04)           --              (0.08)        (0.39)       (0.16)         (0.08)
                                             -------           ------          ------        ------       ------         ------
Total distributions..................          (0.24)           (0.41)          (0.50)        (0.81)       (0.65)         (0.55)
                                             -------           ------          ------        ------       ------         ------
Net asset value, end of period.......        $ 10.16           $10.28          $ 9.79        $10.02       $10.73         $10.50
                                             =======           ======          ======        ======       ======         ======
TOTAL RETURN(B)......................           1.40%            9.35%           2.83%         0.83%        8.54%          7.13%
                                             =======           ======          ======        ======       ======         ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).............................        $ 5,433           $2,529          $1,873        $2,336       $2,510         $2,490
Ratio of operating expenses to
  average
  net assets.........................           0.93%(d)         1.01%           1.00%         0.98%        0.93%          0.95%
Ratio of net investment income to
  average
  net assets.........................           3.82%(d)         4.05%           4.26%         3.94%        4.60%          4.52%
Portfolio turnover rate..............              2%              19%              6%           32%          61%            45%
Ratio of operating expenses to
  average net assets without expenses
  reimbursed.........................           0.93%(d)         1.01%           1.00%         0.98%        0.93%          0.95%

------------
(a) The Munder Tax-Free Bond Fund Class A Shares and Class B Shares commenced operations on October 9, 1995 and December 6, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          B SHARES
--------------------------------------------------------------------------------------------
    PERIOD END          YEAR            YEAR            YEAR         YEAR         YEAR
    12/31/01            ENDED           ENDED           ENDED        ENDED        ENDED
    (UNAUDITED)(C)      6/30/01(C)      6/30/00(C)      6/30/99      6/30/98      6/30/97(C)
--------------------------------------------------------------------------------------------
        $10.27            $ 9.77          $10.02        $10.74       $10.52         $10.34
        ------            ------          ------        ------       ------         ------
          0.16              0.34            0.34          0.34         0.41           0.32
         (0.08)             0.50           (0.16)        (0.33)        0.38           0.33
        ------            ------          ------        ------       ------         ------
          0.08              0.84            0.18          0.01         0.79           0.65
        ------            ------          ------        ------       ------         ------
         (0.16)            (0.34)          (0.35)        (0.34)       (0.41)         (0.39)
         (0.04)            --              (0.08)        (0.39)       (0.16)         (0.08)
        ------            ------          ------        ------       ------         ------
         (0.20)            (0.34)          (0.43)        (0.73)       (0.57)         (0.47)
        ------            ------          ------        ------       ------         ------
        $10.15            $10.27          $ 9.77        $10.02       $10.74         $10.52
        ======            ======          ======        ======       ======         ======
          1.04%             8.66%           1.87%        (0.02)%       7.65%          6.43%
        ======            ======          ======        ======       ======         ======
        $3,116            $2,645          $  964        $  763       $  490         $  240
          1.68%(d)          1.76%           1.75%         1.73%        1.68%          1.70%
          3.07%(d)          3.30%           3.51%         3.18%        3.85%          3.77%
             2%               19%              6%           32%          61%            45%
          1.68%(d)          1.76%           1.75%         1.73%        1.68%          1.70%

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                    C SHARES
                                                    ------------------------------------------------------------------------
                                                    PERIOD ENDED        YEAR            YEAR            YEAR         PERIOD
                                                    12/31/01            ENDED           ENDED           ENDED        ENDED
                                                    (UNAUDITED)(C)      6/30/01(C)      6/30/00(C)      6/30/99      6/30/98
                                                    ------------------------------------------------------------------------
Net asset value, beginning of period............        $10.31            $ 9.80          $10.01        $10.73       $10.64
                                                        ------            ------          ------        ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................          0.16              0.34            0.34          0.34         0.41
Net realized and unrealized gain/(loss) on
  investments...................................         (0.08)             0.51           (0.12)        (0.33)        0.25
                                                        ------            ------          ------        ------       ------
Total from investment operations................          0.08              0.85            0.22          0.01         0.66
                                                        ------            ------          ------        ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income............         (0.16)            (0.34)          (0.35)        (0.34)       (0.41)
Distributions from net realized gains...........         (0.04)            --              (0.08)        (0.39)       (0.16)
                                                        ------            ------          ------        ------       ------
Total distributions.............................         (0.20)            (0.34)          (0.43)        (0.73)       (0.57)
                                                        ------            ------          ------        ------       ------
Net asset value, end of period..................        $10.19            $10.31          $ 9.80        $10.01       $10.73
                                                        ======            ======          ======        ======       ======
TOTAL RETURN(B).................................          1.03%             8.73%           2.28%        (0.03)%       6.34%
                                                        ======            ======          ======        ======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............        $  744            $  678          $  207        $  419       $   41
Ratio of operating expenses to average net
  assets........................................          1.68%(d)          1.76%           1.75%         1.73%        1.68%(d)
Ratio of net investment income to average net
  assets........................................          3.07%(d)          3.30%           3.51%         3.19%        3.85%(d)
Portfolio turnover rate.........................             2%               19%              6%           32%          61%
Ratio of operating expenses to average net
  assets without expenses reimbursed............          1.68%(d)          1.76%           1.75%         1.73%        1.68%(d)

------------
(a) The Munder Tax-Free Bond Fund Class C Shares and Class Y Shares commenced operations on July 7, 1997 and July 21, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Y SHARES
--------------------------------------------------------------------------------------------
    PERIOD ENDED        YEAR            YEAR            YEAR         YEAR         YEAR
    12/31/01            ENDED           ENDED           ENDED        ENDED        ENDED
    (UNAUDITED)(C)      6/30/01(C)      6/30/00(C)      6/30/99      6/30/98      6/30/97(C)
--------------------------------------------------------------------------------------------
        $10.28            $ 9.78          $10.02        $10.73       $10.51         $10.34
        ------            ------          ------        ------       ------         ------
          0.21              0.43            0.44          0.45         0.52           0.50
         (0.09)             0.51           (0.16)        (0.32)        0.37           0.25
        ------            ------          ------        ------       ------         ------
          0.12              0.94            0.28          0.13         0.89           0.75
        ------            ------          ------        ------       ------         ------
         (0.21)            (0.44)          (0.44)        (0.45)       (0.51)         (0.50)
         (0.04)            --              (0.08)        (0.39)       (0.16)         (0.08)
        ------            ------          ------        ------       ------         ------
         (0.25)            (0.44)          (0.52)        (0.84)       (0.67)         (0.58)
        ------            ------          ------        ------       ------         ------
        $10.15            $10.28          $ 9.78        $10.02       $10.73         $10.51
        ======            ======          ======        ======       ======         ======
          1.43%             9.74%           2.98%         1.08%        8.70%          7.40%
        ======            ======          ======        ======       ======         ======
        $  201            $  370          $2,381        $2,827       $4,123         $3,946
          0.68%(d)          0.76%           0.75%         0.73%        0.68%          0.70%
          4.07%(d)          4.30%           4.51%         4.19%        4.85%          4.77%
             2%               19%              6%           32%          61%            45%
          0.68%(d)          0.76%           0.75%         0.73%        0.68%          0.70%

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                               A SHARES
                                      -------------------------------------------------------------------------------------------
                                      PERIOD ENDED        YEAR            YEAR            YEAR            YEAR         YEAR
                                      12/31/01            ENDED           ENDED           ENDED           ENDED        ENDED
                                      (UNAUDITED)(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97(C)
                                      -------------------------------------------------------------------------------------------
Net asset value, beginning of
  period..........................        $10.40            $10.05          $10.22          $10.46        $10.41         $10.34
                                          ------            ------          ------          ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............          0.19              0.39            0.38            0.38          0.43           0.41
Net realized and unrealized
  gain/(loss) on investments......        --                  0.35           (0.12)          (0.14)         0.13           0.10
                                          ------            ------          ------          ------        ------         ------
Total from investment
  operations......................          0.19              0.74            0.26            0.24          0.56           0.51
                                          ------            ------          ------          ------        ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income..........................         (0.18)            (0.39)          (0.38)          (0.38)        (0.42)         (0.41)
Distributions from net realized
  gains...........................         (0.06)            --              (0.05)          (0.10)        (0.09)         (0.03)
                                          ------            ------          ------          ------        ------         ------
Total distributions...............         (0.24)            (0.39)          (0.43)          (0.48)        (0.51)         (0.44)
                                          ------            ------          ------          ------        ------         ------
Net asset value, end of period....        $10.35            $10.40          $10.05          $10.22        $10.46         $10.41
                                          ======            ======          ======          ======        ======         ======
TOTAL RETURN(B)...................          1.82%             7.51%           2.68%           2.27%         5.44%          5.04%
                                          ======            ======          ======          ======        ======         ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)..........................        $7,744            $5,899          $5,745          $5,642        $6,554         $6,213
Ratio of operating expenses to
  average net assets..............          0.96%(d)          0.97%           0.97%           0.96%         0.94%          0.93%
Ratio of net investment income to
  average net assets..............          3.54%(d)          3.79%           3.75%           3.64%         4.07%          3.96%
Portfolio turnover rate...........             2%               23%             15%             25%           27%            31%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed.............          0.96%(d)          0.97%           0.97%           0.96%         0.94%          0.93%

------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class A Shares and Class B Shares commenced operations on November 30, 1992 and May 16, 1996, respectively.

(b) Total return represents aggregate total return for the period and does not reflect any sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                           B SHARES
-----------------------------------------------------------------------------------------------
    PERIOD ENDED        YEAR            YEAR            YEAR            YEAR         YEAR
    12/31/01            ENDED           ENDED           ENDED           ENDED        ENDED
    (UNAUDITED)(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97(C)
-----------------------------------------------------------------------------------------------
        $10.38            $10.03          $10.21          $10.45        $10.40         $10.34
        ------            ------          ------          ------        ------         ------
          0.15              0.31            0.30            0.30          0.37           0.33
          0.01              0.36           (0.12)          (0.13)         0.11           0.10
        ------            ------          ------          ------        ------         ------
          0.16              0.67            0.18            0.17          0.48           0.43
        ------            ------          ------          ------        ------         ------
         (0.15)            (0.32)          (0.31)          (0.31)        (0.34)         (0.34)
         (0.06)            --              (0.05)          (0.10)        (0.09)         (0.03)
        ------            ------          ------          ------        ------         ------
         (0.21)            (0.32)          (0.36)          (0.41)        (0.43)         (0.37)
        ------            ------          ------          ------        ------         ------
        $10.33            $10.38          $10.03          $10.21        $10.45         $10.40
        ======            ======          ======          ======        ======         ======
          1.45%             6.72%           1.82%           1.51%         4.68%          4.24%
        ======            ======          ======          ======        ======         ======
        $2,475            $1,987          $1,377          $1,285        $  465         $  272
          1.71%(d)          1.72%           1.72%           1.71%         1.69%          1.68%
          2.79%(d)          3.04%           3.00%           2.88%         3.32%          3.21%
             2%               23%             15%             25%           27%            31%
          1.71%(d)          1.72%           1.72%           1.71%         1.69%          1.68%

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                          C SHARES
                                                               --------------------------------------------------------------
                                                               PERIOD ENDED        YEAR            YEAR            PERIOD
                                                               12/31/01            ENDED           ENDED           ENDED
                                                               (UNAUDITED)(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)
                                                               --------------------------------------------------------------
Net asset value, beginning of period.......................        $10.46            $10.10          $10.28          $10.48
                                                                   ------            ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................................          0.15              0.32            0.30            0.30
Net realized and unrealized gain/(loss) on investments.....          0.01              0.36           (0.12)          (0.09)
                                                                   ------            ------          ------          ------
Total from investment operations...........................          0.16              0.68            0.18            0.21
                                                                   ------            ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income.......................         (0.15)            (0.32)          (0.31)          (0.31)
Distributions from net realized gains......................         (0.06)            --              (0.05)          (0.10)
                                                                   ------            ------          ------          ------
Total distributions........................................         (0.21)            (0.32)          (0.36)          (0.41)
                                                                   ------            ------          ------          ------
Net asset value, end of period.............................        $10.41            $10.46          $10.10          $10.28
                                                                   ======            ======          ======          ======
TOTAL RETURN(B)............................................          1.44%             6.78%           1.81%           1.90%
                                                                   ======            ======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......................        $  536            $  302          $  248          $  152
Ratio of operating expenses to average net assets..........          1.71%(d)          1.72%           1.72%           1.71%(d)
Ratio of net investment income to average net assets.......          2.79%(d)          3.04%           3.00%           2.98%(d)
Portfolio turnover rate....................................             2%               23%             15%             25%
Ratio of operating expenses to average net assets without
  expenses reimbursed......................................          1.71%(d)          1.72%           1.72%           1.71%(d)

------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class C Shares and Class Y Shares commenced operations on July 8, 1998 and December 17, 1992, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                           Y SHARES
-----------------------------------------------------------------------------------------------
    PERIOD ENDED        YEAR            YEAR            YEAR            YEAR         YEAR
    12/31/01            ENDED           ENDED           ENDED           ENDED        ENDED
    (UNAUDITED)(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97(C)
-----------------------------------------------------------------------------------------------
        $10.41            $10.06          $10.22          $10.47        $10.42         $10.34
        ------            ------          ------          ------        ------         ------
          0.20              0.43            0.40            0.41          0.45           0.44
        --                  0.34           (0.10)          (0.15)         0.14           0.11
        ------            ------          ------          ------        ------         ------
          0.20              0.77            0.30            0.26          0.59           0.55
        ------            ------          ------          ------        ------         ------
         (0.20)            (0.42)          (0.41)          (0.41)        (0.45)         (0.44)
         (0.06)            --              (0.05)          (0.10)        (0.09)         (0.03)
        ------            ------          ------          ------        ------         ------
         (0.26)            (0.42)          (0.46)          (0.51)        (0.54)         (0.47)
        ------            ------          ------          ------        ------         ------
        $10.35            $10.41          $10.06          $10.22        $10.47         $10.42
        ======            ======          ======          ======        ======         ======
          1.85%             7.77%           3.04%           2.42%         5.70%          5.40%
        ======            ======          ======          ======        ======         ======
        $2,956            $3,309          $6,867          $7,905        $9,419         $7,511
          0.71%(d)          0.72%           0.72%           0.71%         0.69%          0.68%
          3.79%(d)          4.04%           4.00%           3.88%         4.32%          4.21%
             2%               23%             15%             25%           27%            31%
              %(d)
          0.71              0.72%           0.72%           0.71%         0.69%          0.68%

                       See Notes to Financial Statements.

Munder Cash Investment Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                        A SHARES
                                     -------------------------------------------------------------------------------
                                     PERIOD ENDED    YEAR          YEAR          YEAR          YEAR          YEAR
                                     12/31/01        ENDED         ENDED         ENDED         ENDED         ENDED
                                     (UNAUDITED)     6/30/01       6/30/00       6/30/99       6/30/98       6/30/97
                                     -------------------------------------------------------------------------------
Net asset value, beginning of
  period.........................      $   1.00      $    1.00     $    1.00     $    1.00     $    1.00     $  1.00
                                       --------      ----------    ----------    ----------    ----------    -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income............         0.012          0.052         0.050         0.045         0.049       0.047
                                       --------      ----------    ----------    ----------    ----------    -------
Total from investment
  operations.....................         0.012          0.052         0.050         0.045         0.049       0.047
                                       --------      ----------    ----------    ----------    ----------    -------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.........................        (0.012)        (0.052)       (0.050)       (0.045)       (0.049)     (0.047)
                                       --------      ----------    ----------    ----------    ----------    -------
Total distributions..............        (0.012)        (0.052)       (0.050)       (0.045)       (0.049)     (0.047)
                                       --------      ----------    ----------    ----------    ----------    -------
Net asset value, end of period...      $   1.00      $    1.00     $    1.00     $    1.00     $    1.00     $  1.00
                                       ========      ==========    ==========    ==========    ==========    =======
TOTAL RETURN(B)..................          1.25%          5.36%         5.13%         4.58%         5.04%       4.80%
                                       ========      ==========    ==========    ==========    ==========    =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).........................      $123,165      $ 117,222     $ 122,693     $ 135,705     $ 133,663     $96,192
Ratio of operating expenses to
  average net assets.............          0.81%(c)       0.81%         0.80%         0.78%         0.76%       0.80%
Ratio of net investment income to
  average net assets.............          2.47%(c)       5.20%         5.01%         4.48%         4.92%       4.71%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed............          0.81%(c)       0.81%         0.80%         0.78%         0.76%       0.80%

------------
(a) The Munder Cash Investment Fund Class A Shares and Class Y Shares commenced operations on December 1, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         Y SHARES
-------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR           YEAR           YEAR           YEAR           YEAR
    12/31/01          ENDED          ENDED          ENDED          ENDED          ENDED
    (UNAUDITED)       6/30/01        6/30/00        6/30/99        6/30/98        6/30/97
-------------------------------------------------------------------------------------------
     $    1.00        $   1.00       $   1.00       $   1.00       $   1.00       $    1.00
     ---------        ---------      ---------      ---------      ---------      ---------
         0.014           0.055          0.053          0.047          0.051           0.050
     ---------        ---------      ---------      ---------      ---------      ---------
         0.014           0.055          0.053          0.047          0.051           0.050
     ---------        ---------      ---------      ---------      ---------      ---------
        (0.014)         (0.055)        (0.053)        (0.047)        (0.051)         (0.050)
     ---------        ---------      ---------      ---------      ---------      ---------
        (0.014)         (0.055)        (0.053)        (0.047)        (0.051)         (0.050)
     ---------        ---------      ---------      ---------      ---------      ---------
     $    1.00        $   1.00       $   1.00       $   1.00       $   1.00       $    1.00
     =========        =========      =========      =========      =========      =========
          1.38%           5.62%          5.39%          4.84%          5.30%           5.07%
     =========        =========      =========      =========      =========      =========
     $ 202,467        $203,875       $197,156       $358,125       $327,417       $ 279,427
          0.56%(c)        0.56%          0.55%          0.53%          0.51%           0.55%
          2.72%(c)        5.45%          5.26%          4.72%          5.17%           4.96%
          0.56%(c)        0.56%          0.55%          0.53%          0.51%           0.55%

                       See Notes to Financial Statements.

Munder Money Market Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                           A SHARES
                                           ------------------------------------------------------------------------
                                           PERIOD ENDED    YEAR        YEAR        YEAR        YEAR        YEAR
                                           12/31/01        ENDED       ENDED       ENDED       ENDED       ENDED
                                           (UNAUDITED)     6/30/01     6/30/00     6/30/99     6/30/98     6/30/97
                                           ------------------------------------------------------------------------
Net asset value, beginning of period...      $   1.00      $  1.00     $  1.00     $  1.00     $  1.00     $   1.00
                                             --------      --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................         0.012        0.051       0.048       0.044       0.048        0.046
                                             --------      --------    --------    --------    --------    --------
Total from investment operations.......         0.012        0.051       0.048       0.044       0.048        0.046
                                             --------      --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income...        (0.012)      (0.051)     (0.048)     (0.044)     (0.048)      (0.046)
                                             --------      --------    --------    --------    --------    --------
Total distributions....................        (0.012)      (0.051)     (0.048)     (0.044)     (0.048)      (0.046)
                                             --------      --------    --------    --------    --------    --------
Net asset value, end of period.........      $   1.00      $  1.00     $  1.00     $  1.00     $  1.00     $   1.00
                                             ========      ========    ========    ========    ========    ========
TOTAL RETURN(B)........................          1.20%        5.26%       4.86%       4.45%       4.89%        4.72%
                                             ========      ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...      $ 16,608      $18,272     $37,245     $17,463     $14,749     $  3,655
Ratio of operating expenses to average
  net assets...........................          1.00%(c)     0.92%       0.90%       0.87%       0.89%        0.89%
Ratio of net investment income to
  average net assets...................          2.37%(c)     5.22%       4.77%       4.36%       4.78%        4.61%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed...........................          1.00%(c)     0.92%       0.90%       0.87%       0.89%        0.89%

------------
(a) The Munder Money Market Fund Class A Shares and Class B Shares commenced operations on July 3, 1995 and February 16, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                       B SHARES
--------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR          YEAR          YEAR          YEAR          YEAR
    12/31/01          ENDED         ENDED         ENDED         ENDED         ENDED
    (UNAUDITED)       6/30/01       6/30/00       6/30/99       6/30/98       6/30/97
--------------------------------------------------------------------------------------
      $   1.00        $  1.00       $  1.00       $  1.00       $  1.00       $   1.00
      --------        --------      --------      --------      --------      --------
         0.008          0.044         0.040         0.036         0.040          0.039
      --------        --------      --------      --------      --------      --------
         0.008          0.044         0.040         0.036         0.040          0.039
      --------        --------      --------      --------      --------      --------
        (0.008)        (0.044)       (0.040)       (0.036)       (0.040)        (0.039)
      --------        --------      --------      --------      --------      --------
        (0.008)        (0.044)       (0.040)       (0.036)       (0.040)        (0.039)
      --------        --------      --------      --------      --------      --------
      $   1.00        $  1.00       $  1.00       $  1.00       $  1.00       $   1.00
      ========        ========      ========      ========      ========      ========
          0.82%          4.48%         4.10%         3.67%         4.09%          3.92%
      ========        ========      ========      ========      ========      ========
      $ 43,592        $37,018       $25,005       $10,133       $   658       $    451
          1.75%(c)       1.67%         1.65%         1.62%         1.64%          1.64%
          1.62%(c)       4.47%         4.02%         3.49%         4.04%          3.86%
          1.75%(c)       1.67%         1.65%         1.62%         1.64%          1.64%

                       See Notes to Financial Statements.

Munder Money Market Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                    C SHARES
                                      ---------------------------------------------------------------------
                                      PERIOD ENDED    YEAR         YEAR       YEAR       YEAR       PERIOD
                                      12/31/01        ENDED        ENDED      ENDED      ENDED      ENDED
                                      (UNAUDITED)     6/30/01      6/30/00    6/30/99    6/30/98    6/30/97
                                      ---------------------------------------------------------------------
Net asset value, beginning of
  period............................   $    1.00      $   1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                       ---------      ---------    ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............       0.008         0.044      0.040      0.036      0.040      0.027
                                       ---------      ---------    ------     ------     ------     ------
Total from investment operations....       0.008         0.044      0.040      0.036      0.040      0.027
                                       ---------      ---------    ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income............................      (0.008)       (0.044)    (0.040)    (0.036)    (0.040)    (0.027)
                                       ---------      ---------    ------     ------     ------     ------
Total distributions.................      (0.008)       (0.044)    (0.040)    (0.036)    (0.040)    (0.027)
                                       ---------      ---------    ------     ------     ------     ------
Net asset value, end of period......   $    1.00      $   1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                       =========      =========    ======     ======     ======     ======
TOTAL RETURN(B).....................        0.82%         4.48%      4.10%      3.68%      4.10%      2.75%
                                       =========      =========    ======     ======     ======     ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)............................   $  10,266      $ 12,231     $9,196     $2,324     $    1     $1,755
Ratio of operating expenses to
  average net assets................        1.75%(c)      1.67%      1.65%      1.62%      1.64%      1.64%(c)
Ratio of net investment income to
  average net assets................        1.62%(c)      4.47%      4.02%      3.59%      4.03%      3.86%(c)
Ratio of operating expenses to
  average net assets without
  expenses reimbursed...............        1.75%(c)      1.67%      1.65%      1.62%      1.64%      1.64%(c)

------------
(a) The Munder Money Market Fund Class C Shares and Class Y Shares commenced operations on October 17, 1996 and August 18, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         Y SHARES
-------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR           YEAR           YEAR           YEAR           YEAR
    12/31/01          ENDED          ENDED          ENDED          ENDED          ENDED
    (UNAUDITED)       6/30/01        6/30/00        6/30/99        06/30/98       6/30/97
-------------------------------------------------------------------------------------------
     $    1.00        $   1.00       $   1.00       $   1.00       $   1.00       $    1.00
     ---------        ---------      ---------      ---------      ---------      ---------
         0.013           0.054          0.050          0.046          0.050           0.049
     ---------        ---------      ---------      ---------      ---------      ---------
         0.013           0.054          0.050          0.046          0.050           0.049
     ---------        ---------      ---------      ---------      ---------      ---------
        (0.013)         (0.054)        (0.050)        (0.046)        (0.050)         (0.049)
     ---------        ---------      ---------      ---------      ---------      ---------
        (0.013)         (0.054)        (0.050)        (0.046)        (0.050)         (0.049)
     ---------        ---------      ---------      ---------      ---------      ---------
     $    1.00        $   1.00       $   1.00       $   1.00       $   1.00       $    1.00
     =========        =========      =========      =========      =========      =========
          1.32%           5.52%          5.13%          4.71%          5.14%           4.97%
     =========        =========      =========      =========      =========      =========
     $  12,966        $ 12,730       $ 27,942       $139,388       $ 68,689       $ 124,621
          0.75%(c)        0.67%          0.65%          0.62%          0.64%           0.64%
          2.62%(c)        5.47%          5.02%          4.55%          5.03%           4.86%
          0.75%(c)        0.67%          0.65%          0.62%          0.64%           0.64%

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                              A SHARES
                                       ---------------------------------------------------------------------------------------
                                       PERIOD ENDED      YEAR           YEAR           YEAR           YEAR           YEAR
                                       12/31/01          ENDED          ENDED          ENDED          ENDED          ENDED
                                       (UNAUDITED)       6/30/01        6/30/00        6/30/99        6/30/98        6/30/97
                                       ---------------------------------------------------------------------------------------
Net asset value, beginning of
  period...........................     $    1.00        $   1.00       $   1.00       $   1.00       $   1.00       $    1.00
                                        ---------        ---------      ---------      ---------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............         0.007           0.031          0.029          0.025          0.028           0.028
                                        ---------        ---------      ---------      ---------      ---------      ---------
Total from investment operations...         0.007           0.031          0.029          0.025          0.028           0.028
                                        ---------        ---------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
Dividends from net investment
  income...........................        (0.007)         (0.031)        (0.029)        (0.025)        (0.028)         (0.028)
                                        ---------        ---------      ---------      ---------      ---------      ---------
Total distributions................        (0.007)         (0.031)        (0.029)        (0.025)        (0.028)         (0.028)
                                        ---------        ---------      ---------      ---------      ---------      ---------
Net asset value, end of period.....     $    1.00        $   1.00       $   1.00       $   1.00       $   1.00       $    1.00
                                        =========        =========      =========      =========      =========      =========
TOTAL RETURN(B)....................          0.73%           3.09%          2.94%          2.51%          2.87%           2.78%
                                        =========        =========      =========      =========      =========      =========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)...........................     $  89,976        $ 81,414       $ 80,887       $ 67,847       $ 72,007       $   5,205
Ratio of operating expenses to
  average net assets...............          0.85%(c)        0.81%          0.81%          0.80%          0.79%           0.78%
Ratio of net investment income to
  average net assets...............          1.44%(c)        3.06%          2.89%          2.48%          2.83%           2.76%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed..............          0.85%(c)        0.81%          0.81%          0.80%          0.79%           0.78%

------------
(a) The Munder Tax-Free Money Market Fund Class A Shares and Class Y Shares commenced operations on November 29, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         Y SHARES
-------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR           YEAR           YEAR           YEAR           YEAR
    12/31/01          ENDED          ENDED          ENDED          ENDED          ENDED
    (UNAUDITED)       6/30/01        6/30/00        6/30/99        6/30/98        6/30/97
-------------------------------------------------------------------------------------------
     $    1.00        $   1.00       $   1.00       $   1.00       $   1.00       $    1.00
     ---------        ---------      ---------      ---------      ---------      ---------
         0.008           0.033          0.032          0.027          0.031           0.030
     ---------        ---------      ---------      ---------      ---------      ---------
         0.008           0.033          0.032          0.027          0.031           0.030
     ---------        ---------      ---------      ---------      ---------      ---------
        (0.008)         (0.033)        (0.032)        (0.027)        (0.031)         (0.030)
     ---------        ---------      ---------      ---------      ---------      ---------
        (0.008)         (0.033)        (0.032)        (0.027)        (0.031)         (0.030)
     ---------        ---------      ---------      ---------      ---------      ---------
     $    1.00        $   1.00       $   1.00       $   1.00       $   1.00       $    1.00
     =========        =========      =========      =========      =========      =========
          0.86%           3.34%          3.20%          2.76%          3.13%           3.04%
     =========        =========      =========      =========      =========      =========
     $  12,099        $ 11,879       $ 16,541       $ 21,791       $ 20,397       $  22,951
          0.60%(c)        0.56%          0.56%          0.55%          0.54%           0.53%
          1.69%(c)        3.31%          3.14%          2.73%          3.08%           3.01%
          0.60%(c)        0.56%          0.56%          0.55%          0.54%           0.53%

                       See Notes to Financial Statements.

Munder U. S. Treasury Money Market Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                          A SHARES
                                     ----------------------------------------------------------------------------------
                                     PERIOD ENDED      YEAR          YEAR          YEAR          YEAR          YEAR
                                     12/31/01          ENDED         ENDED         ENDED         ENDED         ENDED
                                     (UNAUDITED)       6/30/01       6/30/00       6/30/99       6/30/98       6/30/97
                                     ----------------------------------------------------------------------------------
Net asset value, beginning of
  period...........................    $   1.00        $  1.00       $  1.00       $  1.00       $  1.00       $   1.00
                                       --------        --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............       0.010          0.048         0.046         0.041         0.047          0.046
                                       --------        --------      --------      --------      --------      --------
Total from investment operations...       0.010          0.048         0.046         0.041         0.047          0.046
                                       --------        --------      --------      --------      --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income...........................      (0.010)        (0.048)       (0.046)       (0.041)       (0.047)        (0.046)
                                       --------        --------      --------      --------      --------      --------
Total distributions................      (0.010)        (0.048)       (0.046)       (0.041)       (0.047)        (0.046)
                                       --------        --------      --------      --------      --------      --------
Net asset value, end of period.....    $   1.00        $  1.00       $  1.00       $  1.00       $  1.00       $   1.00
                                       ========        ========      ========      ========      ========      ========
TOTAL RETURN(B)....................        1.05%          4.87%         4.66%         4.23%         4.76%          4.66%
                                       ========        ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)...........................    $ 56,988        $16,347       $20,631       $27,040       $ 8,646       $  5,319
Ratio of operating expenses to
  average net assets...............        0.81%(c)       0.86%         0.86%         0.83%         0.82%          0.79%
Ratio of net investment income to
  average net assets...............        1.97%(c)       4.72%         4.55%         4.10%         4.67%          4.54%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed..............        0.81%(c)       0.86%         0.86%         0.83%         0.82%          0.79%

------------
(a) The Munder U. S. Treasury Money Market Fund Class A Shares and Class Y Shares commenced operations on November 24, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         Y SHARES
-------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR           YEAR           YEAR           YEAR           YEAR
    12/31/01          ENDED          ENDED          ENDED          ENDED          ENDED
    (UNAUDITED)       6/30/01        6/30/00        6/30/99        6/30/98        6/30/97
-------------------------------------------------------------------------------------------
     $    1.00        $   1.00       $   1.00       $   1.00       $   1.00       $    1.00
     ---------        ---------      ---------      ---------      ---------      ---------
         0.012           0.050          0.048          0.044          0.049           0.048
     ---------        ---------      ---------      ---------      ---------      ---------
         0.012           0.050          0.048          0.044          0.049           0.048
     ---------        ---------      ---------      ---------      ---------      ---------
        (0.012)         (0.050)        (0.048)        (0.044)        (0.049)         (0.048)
     ---------        ---------      ---------      ---------      ---------      ---------
        (0.012)         (0.050)        (0.048)        (0.044)        (0.049)         (0.048)
     ---------        ---------      ---------      ---------      ---------      ---------
     $    1.00        $   1.00       $   1.00       $   1.00       $   1.00       $    1.00
     =========        =========      =========      =========      =========      =========
          1.18%           5.14%          4.92%          4.33%          5.00%           4.91%
     =========        =========      =========      =========      =========      =========
     $  12,658        $ 10,917       $ 14,266       $ 33,967       $ 37,437       $ 233,549
          0.56%(c)        0.61%          0.61%          0.58%          0.57%           0.54%
          2.22%(c)        4.97%          4.80%          4.40%          4.92%           4.79%
          0.56%(c)        0.61%          0.61%          0.58%          0.57%           0.54%

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

The Munder Funds
        Notes to Financial Statements, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act, as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989. MFI and MFT consist of 29 portfolios currently in operation. Information presented in these financial statements pertains only to the Income and the Money Market Funds set forth below (each a "Fund", and collectively, the "Funds"). The financial statements for the remaining funds of MFI and MFT are presented in separate reports.

                      MFI:
                      INCOME FUNDS
                      Munder International Bond Fund

                      MONEY MARKET FUND
                      Munder Money Market Fund

                      MFT:
                      INCOME FUNDS
                      Munder Bond Fund
                      Munder Intermediate Bond Fund
                      Munder U.S. Government Income Fund
                      Munder Michigan Tax-Free Bond Fund
                      Munder Tax-Free Bond Fund
                      Munder Tax-Free Short-Intermediate Bond Fund

                      MONEY MARKET FUNDS
                      Munder Cash Investment Fund
                      Munder Tax-Free Money Market Fund
                      Munder U.S. Treasury Money Market Fund

   The Income Funds offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Money Market Funds of MFT offer three classes of shares -- Class A, Class K and Class Y Shares. The Munder Money Market Fund offers four classes of shares -- Class A, Class B, Class C and Class Y Shares. The Financial Highlights of Class K Shares of the Funds are presented in a separate annual report. Each Fund is classified as a diversified management investment company under the 1940 Act, other than the Munder International Bond Fund, which is classified as non-diversified.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

   Security Valuation: With respect to the Income Funds, securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price

The Munder Funds
        Notes to Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by the Boards of Trustees and Directors. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Debt securities held by the Money Market Funds are also valued on an amortized cost basis, which approximates current market value. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Money Market Funds is performed pursuant to procedures established by the Boards of Trustees and Directors. Each Money Market Fund seeks to maintain a net asset value per share of $1.00.

   Forward Foreign Currency Exchange Contracts: The Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund and Munder U.S. Government Income Fund may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the current exchange rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

   Foreign Currency: The books and records of the Munder International Bond Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net assets translations. Net realized gains and losses from foreign currency transactions include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in

The Munder Funds
        Notes to Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

exchange rates between the initial purchase trade date and subsequent sale trade date is included in net realized gains and losses from security transactions.

   Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period during which a Fund seeks to assert its rights. Munder Capital Management (the "Advisor") reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

   Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the market value of the securities on loan at the close of business on the preceding business day. These loans are terminable at any time and a Fund will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income is reflected on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

   Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. General expenses of each Fund are prorated among the share classes based on the relative average net assets of each class.

   Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

   Income Recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual statements issued for fiscal years beginning after December 15, 2000 and contains a provision that requires investment companies to amortize premiums and discounts on fixed income securities. Prior to the adoption of the provision of the Guide, the Munder Bond Fund, Munder Intermediate Bond Fund, and Munder U.S. Government Income Fund did not amortize premiums on fixed income securities and did not amortize premiums or discounts on mortgage-backed securities. During the period, the Munder Bond Fund, Munder Intermediate Bond Fund and Munder U.S. Government Income Fund began amortization of discounts and premiums on all fixed income securities using the effective interest method as required by the Guide.

The Munder Funds
        Notes to Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

   The effect of adopting and applying the provision of the Guide has not resulted in adjustments to the Munder Bond Fund, Munder Intermediate Bond Fund and Munder U.S. Government Income Fund's net assets reported in the financial statements. Rather, the cumulative effect of the change has been reflected as an adjustment to the amount of amortized cost of fixed income securities held as of the beginning of the year based on retroactive computation of premiums and discounts from the initial acquisition date of each security. The effect of the change for the current year on net investment income, net realized and unrealized gains and losses has been recorded in the financial statements. Additionally, the effect of the change on the per share data and ratio of net investment income to average net assets has been reflected in the financial highlights.

   Effective July 1, 2001, the Munder Bond Fund, Munder Intermediate Bond Fund and Munder U.S. Government Income Fund adopted this provision of the Guide. The cumulative effect of the change on cost of investments for periods prior to July 1, 2001 and the changes for the period ended December 31, 2001 are as follows:

                                            CUMULATIVE
                                         EFFECT OF CHANGE    EFFECT ON NET                             EFFECT ON
                                            ON COST OF        INVESTMENT      EFFECT ON REALIZED      UNREALIZED
                                           INVESTMENTS        INCOME FOR       GAIN/(LOSS) FOR      GAIN/(LOSS) FOR
                                             PRIOR TO        PERIOD ENDED        PERIOD ENDED        PERIOD ENDED
                                             7/1/2001          12/31/01            12/31/01            12/31/01
                                         ----------------    -------------    ------------------    ---------------
Munder Bond Fund.....................       $(665,869)         $(194,624)          $310,035            $(115,411)
Munder Intermediate Bond Fund........        (474,359)          (233,688)            60,590              173,098
Munder U.S. Government Income Fund...        (537,334)          (151,665)           134,511               17,154

   Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly (if available) by the Income Funds, except the International Bond Fund; at least annually (if available) by the International Bond Fund and declared daily and paid monthly (if available) by the Money Market Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

   Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

   Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. INVESTMENT ADVISOR AND OTHER RELATED PARTY TRANSACTIONS

   For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                                FEES ON AVERAGE
                                                                DAILY NET ASSETS
                                                                ----------------
The Income Funds............................................         0.50%
The Money Market Funds (excluding Munder Money Market
  Fund).....................................................         0.35%
Munder Money Market Fund....................................         0.40%

The Munder Funds
        Notes to Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

   Comerica Inc. ("Comerica"), through its wholly-owned subsidiary Comerica Bank, owns approximately 94% of the Advisor. Comerica Bank provides certain sub-transfer agency and related services to the Funds. As compensation for the sub-transfer agency and related services provided to the Funds, Comerica Bank receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica Bank and its customers. Comerica Bank earned $121,017 for its sub-transfer agency and related services to the Funds for the period ended December 31, 2001.

   Each Trustee of MFT and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, The Munder Framlington Funds Trust and St. Clair Funds, Inc. The fee consists of a $68,000 annual retainer ($90,000 for the Chairman) for services in such capacity plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of the Munder @Vantage Fund is paid an annual retainer of $4,000 for services as a Board member plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such services. No officer, director or employee of the Advisor or Comerica received any compensation from MFI or MFT.

3. DISTRIBUTION AND SERVICE PLAN

   The Funds have a Distribution and Service Plan (the "Plan") with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, the service fees are used primarily to pay securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Plan also permits payments with respect to Class B and Class C Shares to be made by each Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Funds).

   Comerica Securities, a wholly-owned subsidiary of Comerica, is among the Service Organizations who receive fees from the Funds under the Plan. For the period ended December 31, 2001, the Funds paid $2,455 to Comerica Securities for shareholder services provided to the Class A, Class B, Class C and Class K shareholders of the Funds.

   Comerica Bank is among the Service Organizations who receive fees from the Funds under the Plan. For the period ended December 31, 2001, the Funds paid $1,885,920 to Comerica Bank for shareholder services provided to the Class A, Class B, Class C and Class K shareholders of the Funds.

   The effective rates, as a percentage of average daily net assets, payable under the Plan are as follows:

                                                CLASS A           CLASS B           CLASS C           CLASS K
                                                 SHARES            SHARES            SHARES            SHARES
                                               12B-1 FEES        12B-1 FEES        12B-1 FEES       SERVICE FEES
                                             --------------    --------------    --------------    --------------
The Income Funds.........................        0.25%              1.00%             1.00%             0.25%
The Money Market Funds (excluding Munder
  Money Market Fund).....................        0.25%               N/A               N/A              0.15%
Munder Money Market Fund.................        0.25%              1.00%             1.00%              N/A

The Munder Funds
        Notes to Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

4. SECURITIES TRANSACTIONS

   For the period ended December 31, 2001, purchases and sales of securities other than short-term investments and U.S. Government securities were as follows:

                                                     COST OF PURCHASES    PROCEEDS FROM SALES
                                                     -----------------    -------------------
Munder Bond Fund.................................      $120,020,911          $129,174,658
Munder Intermediate Bond Fund....................       151,633,070           159,836,668
Munder International Bond Fund...................         4,614,472             2,900,340
Munder Michigan Tax-Free Bond Fund...............         2,600,090             3,580,281
Munder Tax-Free Bond Fund........................         2,945,790            12,973,051
Munder Tax-Free Short-Intermediate Bond Fund.....         4,207,065            18,069,571

   For the period ended December 31, 2001, purchases and sales of U.S. Government securities, excluding short-term investments were as follows:

                                                     COST OF PURCHASES    PROCEEDS FROM SALES
                                                     -----------------    -------------------
Munder Bond Fund.................................      $ 55,816,316          $ 66,878,948
Munder Intermediate Bond Fund....................        46,633,331            50,385,648
Munder U.S. Government Income Fund...............        38,461,041            42,783,321

   At December 31, 2001, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                                TAX BASIS       TAX BASIS
                                                                UNREALIZED      UNREALIZED
                                                               APPRECIATION    DEPRECIATION
                                                               ------------    ------------
Munder Bond Fund...........................................     $3,341,717      $5,263,162
Munder Intermediate Bond Fund..............................      8,594,858       6,022,851
Munder International Bond Fund.............................         53,185       3,946,762
Munder U.S. Government Income Fund.........................      7,341,064       2,407,297
Munder Michigan Tax-Free Bond Fund.........................      1,294,519         167,970
Munder Tax-Free Bond Fund..................................      3,524,491         492,736
Munder Tax-Free Short-Intermediate Bond Fund...............      5,047,007         207,375

5. GEOGRAPHIC AND INDUSTRY CONCENTRATION

   The Munder Tax-Free Short-Intermediate Bond Fund and Munder Michigan Tax-Free Bond Fund primarily invest in debt obligations issued by the State of Michigan and local governments in the State of Michigan, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The two Funds are more susceptible to factors adversely affecting issuers of Michigan municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by these Funds.

   The Funds hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At December 31, 2001, investments in these securities for the Munder Michigan Tax-Free Bond

The Munder Funds
        Notes to Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

Fund, Munder Tax-Free Bond Fund, and Munder Tax-Free Short-Intermediate Bond Fund represented 28.3%, 21.2% and 31.3% of holdings, respectively.

   The Munder International Bond Fund primarily invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

6. ORGANIZATIONAL COSTS

   Expenses incurred prior to June 30, 1998 in connection with the organization of the Munder International Bond Fund, including the fees and expenses of registering and qualifying their shares for distribution under Federal securities regulations, were amortized on a straight-line basis over a period of 5 years from commencement of operations.

7. REVOLVING LINE OF CREDIT

   Effective December 19, 2001, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which each of the Funds, and other Funds managed by the Advisor, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the fund for which a loan is extended. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum through December 18, 2001 and 0.10% per annum through December 19, 2002 on the daily amount of the unused commitment. During the period ended December 31, 2001 the Munder Intermediate Bond Fund utilized the revolving line of credit and incurred $1,459 in interest fees. For the period ended December 31, 2001 total commitment fees for the Funds were $7,201.

8. CAPITAL LOSS CARRYFORWARDS

   As determined at June 30, 2001, the following Funds had available for Federal income tax purposes, unused capital losses as follows:

                                           EXPIRING      EXPIRING      EXPIRING    EXPIRING     EXPIRING      EXPIRING
FUND                                         2003          2005          2006        2007         2008          2009
----                                      ----------    -----------    --------    --------    ----------    ----------
Munder Bond Fund......................        --            --          --           --        $3,071,265    $7,929,451
Munder Intermediate Bond Fund.........    $8,154,852    $11,240,318     --           --         4,995,681     5,157,371
Munder International Bond Fund........        --            --          --         $11,521        165,567       322,563
Munder U.S. Government Income Fund....        --            --          --           --            --         2,579,712
Munder Michigan Tax-Free Bond Fund....        --            --          --           --           456,326       334,758
Munder Money Market Fund..............        --            --           $10         --               287         4,695
Munder Tax-Free Money Market Fund.....         3,653        --          --           --             8,085        --


                                                           THE MUNDER FUNDS

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan
            Arthur T. Porter
OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Melanie Mayo West, Assistant Secretary
            Cherie N. Ugorowski, Treasurer
            David W. Rumph, Assistant Treasurer
            Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR
            Munder Capital Management
            Munder Capital Center
            480 Pierce Street
            Birmingham, MI 48009
TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581
ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110
DISTRIBUTOR
            Funds Distributor, Inc.
            60 State Street
            Boston, MA 02109
LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006
INDEPENDENT AUDITORS
            Ernst & Young LLP
            200 Clarendon Street
            Boston, MA 02116

SANNINC&MM1201

INVESTMENT ADVISOR: Munder Capital Management
DISTRIBUTED BY: Funds Distributor, Inc.

[MUNDER FUNDS BE FOCUSED LOGO]                                Semi-Annual Report
                                                                  CLASS K SHARES
                                                               December 31, 2001

                                                         THE MUNDER EQUITY FUNDS

                                                                        BALANCED
                                                                    BIO(TECH)(2)
                                                                 DIGITAL ECONOMY
                                                               FUTURE TECHNOLOGY
                                                                       INDEX 500
                                                            INTERNATIONAL EQUITY
                                                            INTERNATIONAL NETNET
                                        LARGE-CAP VALUE (FORMERLY EQUITY INCOME)
                                                                MICRO-CAP EQUITY
                                                             MULTI-SEASON GROWTH
                                                                      POWER PLUS
                                                   REAL ESTATE EQUITY INVESTMENT
                                                                 SMALL-CAP VALUE
                                                            SMALL COMPANY GROWTH

                                                    THE MUNDER FRAMLINGTON FUNDS

                                                    FRAMLINGTON EMERGING MARKETS
                                                          FRAMLINGTON HEALTHCARE
                                                FRAMLINGTON INTERNATIONAL GROWTH

                                                         THE MUNDER INCOME FUNDS

                                                                            BOND
                                                               INTERMEDIATE BOND
                                                              INTERNATIONAL BOND
                                                          U.S. GOVERNMENT INCOME
                                                          MICHIGAN TAX-FREE BOND
                                                                   TAX-FREE BOND
                                                TAX-FREE SHORT-INTERMEDIATE BOND

                                                   THE MUNDER MONEY MARKET FUNDS

                                                                 CASH INVESTMENT
                                                           TAX-FREE MONEY MARKET
                                                      U.S. TREASURY MONEY MARKET

                                                                    "We anticipate that financial
                                                                    market volatility will continue
                                                                    into 2002. Our goal is to take
                                                                    advantage of that volatility by
                                                                    seeking out opportunities that we
                                                                    believe will benefit our
                                                                    clients."

THE MUNDER FUNDS LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

       The past six months have been difficult ones for the financial markets and for our nation. For both the stock and bond markets, the six months as a whole revolved around September 11. That event had such a profound impact on the nation, the economy and the financial markets that any discussion of the past six months has to be divided into pre- and post-September 11.

       The stock market had been weak prior to September 11. From June 30 through the close of trading on September 10, the S&P 500 Index had fallen by 10.50%. When the stock market reopened on September 17, an initial wave of emotional selling drove the S&P 500 to its 2001 low. At that point, investors became more rational and fundamentals once again mattered. Investors knew that the economic disruptions immediately following September 11 would be hard on corporate earnings. They also knew, however, that the increased monetary and fiscal policy stimulus following September 11 might result in an economic recovery that was sharper and swifter than previously anticipated and the market began to move up. While the S&P 500 had fallen 14.67% in the third quarter, it rose by 10.69% in the fourth quarter, generating a -5.56% return for the six-month period ending December 31.

       In contrast to the S&P 500's return of -5.56%, the Lehman Brothers Aggregate Bond index generated a return of 4.65% for that same six-month period, with its greatest gains coming in the third quarter. During that quarter, the Federal Reserve lowered interest rates and increased liquidity sharply in the aftermath of September 11 and yields on two-year Treasury notes fell to the lowest levels ever recorded for these securities. The third quarter return for the Lehman Brothers Aggregate Bond Index was 4.62%. Although the Federal Reserve continued to lower interest rates during the fourth quarter, there was a pronounced bond market sell-off in November and December, and the Lehman Brothers Aggregate Bond Index gained only 0.03% for the quarter.

       We anticipate that financial market volatility will continue into 2002. Our goal is to take advantage of that volatility by seeking out opportunities that we believe will benefit our clients. In our equity funds, we will continue to focus on finding companies with strong earnings growth and attractive valuations. In our fixed income funds, we will continue to avoid strategies based on interest rate forecasts, focusing instead on finding those bond market sectors and securities that are attractively valued.

       As you may already know, pending shareholder approval, The Munder Funds intend to merge the Munder Digital Economy Fund into the Munder Large-Cap Growth Fund and the Munder Framlington Global Financial Services Fund into the Munder Large-Cap Value Fund in early April 2002. These mergers are proposed in an effort to reduce expenses for Digital Economy Fund and Framlington Global Financial Services Fund shareholders. We believe the mergers, which will not be taxable events, will provide these shareholders with a compatible, lower cost investment alternative.

       On the following pages, you will find information and commentary on the relative and absolute performance of each of the Funds covered in this Semi-Annual Report for the six months ended December 31, 2001. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment objectives.

       Very truly yours,

       /s/ James C. Robinson
       James C. Robinson, President
       The Munder Funds

Table of
        Contents

--------------------------------------------------------------------------------

                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                            EQUITY FUNDS OVERVIEW:
                                IV          Munder Balanced Fund
                                IV          Munder Bio(Tech)(2) Fund
                                V           Munder Digital Economy Fund
                                VI          Munder Future Technology Fund
                                VI          Munder Index 500 Fund
                                VII         Munder International Equity Fund
                                VIII        Munder International NetNet Fund
                                VIII        Munder Large-Cap Value Fund
                                IX          Munder Micro-Cap Equity Fund
                                IX          Munder Multi-Season Growth Fund
                                X           Munder Power Plus Fund
                                XI          Munder Real Estate Equity Investment Fund
                                XII         Munder Small-Cap Value Fund
                                XII         Munder Small Company Growth Fund
                                XIII        Munder Framlington Emerging Markets Fund
                                XIII        Munder Framlington Healthcare Fund
                                XIV         Munder Framlington International Growth Fund

                                            FIXED INCOME FUNDS OVERVIEW:
                                XV          Munder Bond Fund
                                XVI         Munder Intermediate Bond Fund
                                XVI         Munder International Bond Fund
                                XVII        Munder U.S. Government Income Fund
                                XVII        Munder Michigan Tax-Free Bond Fund
                                XVIII       Munder Tax-Free Bond Fund
                                XIX         Munder Tax-Free Short-Intermediate Bond Fund

                 PORTFOLIO OF INVESTMENTS --
                                            EQUITY FUNDS:
                                1           Munder Balanced Fund
                                11          Munder Bio(Tech)(2) Fund
                                13          Munder Digital Economy Fund
                                15          Munder Future Technology Fund
                                17          Munder Index 500 Fund
                                28          Munder International Equity Fund
                                45          Munder International NetNet Fund
                                48          Munder Large-Cap Value Fund
                                51          Munder Micro-Cap Equity Fund
                                54          Munder Multi-Season Growth Fund
                                57          Munder Power Plus Fund
                                59          Munder Real Estate Equity Investment Fund
                                61          Munder Small-Cap Value Fund
                                64          Munder Small Company Growth Fund
                                67          Munder Framlington Emerging Markets Fund
                                71          Munder Framlington Healthcare Fund
                                75          Munder Framlington International Growth Fund

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE
           NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
           OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------

                                            INCOME FUNDS:
                                79          Munder Bond Fund
                                83          Munder Intermediate Bond Fund
                                88          Munder International Bond Fund
                                91          Munder U.S. Government Income Fund
                                94          Munder Michigan Tax-Free Bond Fund
                                98          Munder Tax-Free Bond Fund
                                104         Munder Tax-Free Short-Intermediate Bond Fund

                                            MONEY MARKET FUNDS:
                                110         Munder Cash Investment Fund
                                112         Munder Tax-Free Money Market Fund
                                125         Munder U.S. Treasury Money Market Fund
                                126         FINANCIAL STATEMENTS
                                184         FINANCIAL HIGHLIGHTS
                                211         NOTES TO FINANCIAL STATEMENTS

Management's Discussion of
        Fund Performance

--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
   The economic disruptions that resulted from September 11 removed any doubts that the economy would fall into a recession. In fact, the National Bureau of Economic Research (NBER) announced in December that a recession had begun in March 2001. By the time the NBER had pronounced that the economy was officially in a recession, however, investors were already anticipating an economic rebound in 2002. Reasons for this optimism included the increased liquidity provided by the Federal Reserve throughout 2001 and the increased fiscal stimulus given the sizeable spending bills that Congress passed in the wake of September 11.

   The National Association of Purchasing Management recently changed its name to the Institute for Supply Management (ISM), but its widely followed indices remain unchanged. Since its plunge to 39.8 in October, the ISM Index for manufacturing activity rebounded to 47.0 in November and stood at 48.2 in December. Both the production and new orders components rose above 50 in December, indicating expansion in these key categories. Historically, any reading over 42.7 tends to point to an expansion of the overall economy. The ISM's index for non-manufacturing activity stood at 54.2 in December, well into the range indicating expansion.

   The University of Michigan's index of consumer sentiment, which plunged from
91.5 in August to 81.8 in the aftermath of September 11, had moved back up to
88.8 by December. The Conference Board's consumer confidence index surged more dramatically, rising from 84.9 in November to 93.7 in December.

THE STOCK MARKET
   The six-month period ending December 31 encompasses two vastly different quarters in terms of investment performance. The S&P 500 Index fell by 14.67% in the third quarter and rose by 10.69% in the fourth quarter. During the third quarter, the defensive sectors of the S&P 500, such as healthcare and consumer staples, had positive returns while economically sensitive sectors, such as technology and consumer discretionary, had double-digit negative returns. In the fourth quarter, the technology and consumer discretionary sectors of the S&P 500 Index were the top performers. For the six-month period as a whole, the S&P 500 Index fell by -5.56%. Small-capitalization stocks outperformed larger-cap stocks for that six-month period. In addition, value stocks, viewed as relatively defensive, outperformed growth stocks. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market. Growth stocks are those selected largely because of anticipated growth in earnings.

[The returns for the Funds do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares. Please note that in some of the following commentary, the Munder equity funds are compared to various stock market indices. It is important to remember that the returns for the Munder equity funds are reported after the deduction of all expenses. Since the market indices are not actual funds, there are no expenses netted against their returns. Please note that you cannot invest directly in an index.]

--------------------------------------------------------------------------------

MUNDER BALANCED FUND

FUND MANAGER: THE MUNDER BALANCED FUND TEAM
   The Fund earned a return of -1.51% for the six-month period ending December 31, 2001, relative to the -1.31% return for a 60%/20%/20% blend of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Credit Index and the -1.77% median return for the Lipper universe of balanced mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year periods ending December 31. As of December 31, the asset allocation was 62% equities and 38% fixed income and cash equivalents.

   The Munder Balanced Fund is a diversified portfolio with equity holdings ranging from large company to small company stocks. The equity styles represented in the Fund include both growth and value. Growth stocks are those selected largely because of anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market. The fixed income portion of the Fund includes bonds from the corporate, government and mortgage-related sectors of the market.

   The Fund performed roughly in line with its benchmarks for the six-month period ending December 31, 2001. Strong relative performance during the fourth quarter was offset by weaker relative performance for the third quarter. During the third quarter, strength in the fixed income portion of the Fund and in the value-related equity holdings could not offset relative weakness among the growth stocks held in the Fund, particularly the smaller-cap growth stocks. In contrast, growth stocks rebounded during the fourth quarter as investors began to anticipate an economic recovery in 2002. This rebound in growth stocks, particularly small-cap stocks, erased most but not all of the relative underperformance of the Fund seen earlier in the six-month period.

MUNDER BIO(TECH)(2) FUND

FUND MANAGER: THE MUNDER BIO(TECH)(2) FUND TEAM
   The Fund generated a return of -8.64% for the six-month period ending December 31, 2001, compared to the -10.35% return for the NASDAQ Biotech Index and the -0.38% median return for the Lipper universe of health/biotechnology mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, three-month and nine-month periods ending December 31.

   The Fund invests in biotechnology companies and in companies that provide medical technology through medical devices, instruments and information technologies. Through its investments in biotechnology and medical technology, the Fund strives to invest in the growing pool of technology breakthroughs that are improving the human condition.

   Weak relative performance during the third quarter of 2001 was more than offset by relative strength during the fourth quarter. The Fund's share price was hit hard during the first week following the re-opening of U.S. stock markets on September 17. While there was a significant recovery in healthcare stocks the next week, the biotechnology sector, which does not share the defensive characteristics of healthcare stocks in the minds of investors, was slower to rally.

--------------------------------------------------------------------------------

   However, the biotech sector began to rebound late in September and experienced a strong fourth quarter. Three major biotech mergers were announced during the fourth quarter: Medimmune's $1 billion merger with Aviron, Amgen's $16 billion deal with Immunex and Millennium's $2 billion deal with COR Therapeutics. We held both Medimmune and Aviron and both stocks did well after the merger announcement, with their merger being favorably received by investors. Investors were not as favorably disposed toward the Millennium acquisition of COR Therapeutics. We had been a seller of COR prior to the acquisition, based on declining growth of Integrilin, the company's major product, and the lack of additional products in its pipeline.

   The trading trend for the Fund during the fourth quarter generally involved taking money out of mature product companies and putting money into tools and earlier stage product companies. Following this pattern, profits were taken throughout the quarter from Cephalon, Protein Design Labs, Aviron (post acquisition announcement) and Scios. Some of the positions that were increased included Discovery Partners, Viropharma, Millennium Pharmaceuticals, ISIS Pharmaceuticals and Orchid Biosciences.

MUNDER DIGITAL ECONOMY FUND

FUND MANAGER: THE MUNDER DIGITAL ECONOMY FUND TEAM
   For the six-month period ending December 31, 2001, the Fund had a return of -16.77%, relative to the -5.56% return for the S&P 500 Index and the -11.42% median return for the Lipper universe of multi-cap growth mutual funds.

   The Fund struggled during the third quarter in the midst of the turmoil caused by the September 11 tragedy and the continued uncertainty surrounding corporate earnings. This weak relative performance was primarily due to the aggressive growth aspects of the portfolio. The companies represented in the Fund embody the spirit of the digital economy by being willing to embrace change and follow through by leveraging technology to gain a competitive advantage. The third quarter proved to be a very difficult environment for this type of company. The biggest detractors from performance during the quarter included holdings in the technology, utilities, materials and telecommunications sectors. The companies represented in these sectors tend to be involved in next generation software, alternative energy or commodities. Given the flight to safety during the quarter, exacerbated by some panic selling after the markets reopened on September 17, there was very little investor interest in these types of companies.

   In the strong stock market that characterized the fourth quarter, the Fund outpaced the S&P 500 Index. However, the strong relative performance in the October through December period was not enough to offset the weakness coming from the third quarter.

   Strength in the fourth quarter came largely from information technology, telecommunication services, energy and materials. Weaker sectors included industrials, consumer discretionary and healthcare stocks.

--------------------------------------------------------------------------------

MUNDER FUTURE TECHNOLOGY FUND

FUND MANAGER: THE MUNDER FUTURE TECHNOLOGY FUND TEAM
   The Fund earned a return of -20.64% for the six-month period ending December 31, 2001, relative to the -14.01% return for the Goldman Sachs Technology Composite and the -17.06% median return for the Lipper universe of science and technology mutual funds. Compared to the Lipper universe, the Fund has earned an above-median return for the three-month period ending December 31.

   The Fund underperformed its Goldman Sachs benchmark by close to six percentage points during the six-month period ending December 31. Strong relative performance in the fourth quarter was not sufficient to overcome the deficit in its third quarter return. A primary reason for the underperformance of the Fund during the third quarter was the fact that the Fund is positioned more aggressively than the Goldman Sachs Technology Composite. This hurt the Fund's relative performance in an environment that was extremely challenging for technology stocks, especially in the wake of September 11. After holding up well during the first half of the year, the Fund's software holdings had weak relative returns during the third quarter. With a further weakening of the economic environment, investors concluded that not even the relatively stable software sector could withstand the spending slowdown. Even though the Fund was underweighted in the communications equipment group, these holdings also detracted from relative returns during the third quarter. Communications services customers continued to cut their capital expenditures with negative consequences for the suppliers.

   The Fund's relative performance picked up significantly in the fourth quarter, with the Fund outpacing its Goldman Sachs benchmark by 4.5 percentage points. Among the strongest performers during the quarter were Veritas, UTStarcom, Novellus and Dell. In contrast, OpenWave and Sprint PCS Group, both in the wireless communications segment of the technology market, had weak relative returns. These companies were hurt by the increasing competition in the wireless arena, as well as the delays and expense of building out next-generation wireless.

MUNDER INDEX 500 FUND

FUND MANAGERS: THE MUNDER INDEX 500 TEAM
   The Fund earned a return of -5.92% for the six-month period ending December 31, 2001, compared to -5.56% return for the S&P 500 Index and the -5.83% median return for the Lipper universe of mutual funds with the objective of tracking the S&P 500 Index. Compared to the Lipper universe, the Fund has earned an above-median return for the three-month period ending December 31.

   The S&P 500 Index rebounded sharply in the fourth quarter ending December 31, 2001, generating a 10.69% return. This contrasts sharply with the Index's return of -14.67% for the third quarter. During the six-month period extending from June 30 through December 31, eight of the ten sectors of the S&P 500 Index generated a negative return. The weakest sectors were utilities (-20.89%) and information technology (-11.09%). These were the only two sectors with double-digit negative returns. The only two sectors with positive returns for the six-month period

--------------------------------------------------------------------------------

were consumer staples (+5.58%) and healthcare. Investors view both of these sectors as being relatively defensive places to invest.

   The Fund continued to achieve its goal of closely tracking the total return of the S&P 500 Index. Using proprietary software, the weight of each of the 500 holdings in the Fund is monitored closely relative to its weight in the S&P 500 universe. Cash flows are invested promptly to minimize their impact on returns. The small difference between the returns for the Fund and the S&P 500 Index is due primarily to the fact that expenses are deducted from the Fund before its return is calculated. Since the S&P 500 Index is not an actual fund, there are no expenses charged against its return.

MUNDER INTERNATIONAL EQUITY FUND

FUND MANAGERS: THE MUNDER INTERNATIONAL EQUITY FUND TEAM
   The Fund generated a return of -8.93% for the six-month period ending December 31, 2001, relative to the -7.57% return for the FTSE World ex-U.S. Index and the -8.62% median return for the Lipper universe of international equity mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, three-month, one-year and three-year periods ending December 31. It has earned a return greater than its FTSE benchmark for the one-month, three-month, three-year and five-year periods ending December 31.

   The Fund is designed to provide U.S. investors with broad diversification to international stock markets. The Fund typically holds between 600 and 800 securities representing over 50 countries.

   The six-month performance of international stock markets followed the pattern of the U.S. stock market, with a sharp decline in the third quarter and a rebound in the fourth quarter. During the third quarter, international markets struggled as a result of the decline in global economic growth. Both actual and perceived weakness was exacerbated in the wake of September 11.

   The fourth-quarter rally in foreign stocks was due to a combination of factors, including a significant decline in oil prices and interest rate cuts by central banks around the globe. Nonetheless, the fourth-quarter rebound was not sufficient to offset the double-digit negative returns for the six-month period as a whole.

   One foreign economy that has done a good job of weathering the global slowdown is the U.K., which continued to experience positive growth while other nations were showing declines. In contrast to the U.K., the Eurozone was skirting recession, with economic growth just above 0%. However, a decline in inflation has given the European Central Bank (ECB) increased flexibility in easing monetary policy.

   Japan remained the most negative story among the world's major economies, with the country entering its fourth recession in a decade. Corporate sentiment continued to deteriorate, capital spending plans were revised downward, deflation grew and the policy response was ineffective.

--------------------------------------------------------------------------------

   For the six-month period, the strongest international stock exchanges, all with positive double-digit returns, included Russia, Korea, Australia and Taiwan. The weakest markets, with double-digit negative returns for the six-month period, included Japan, China, Argentina and Greece.

MUNDER INTERNATIONAL NETNET FUND

FUND MANAGER: THE MUNDER INTERNATIONAL NETNET FUND TEAM
   The Fund earned a return of -23.58% for the six-month period ending December 31, 2001. This compares to the -29.32% return for the Morgan Stanley Internet Index, the -22.77% return for the Inter@ctive Week Internet Index and the -17.06% median return for the Lipper universe of science and technology funds.

   Like the rest of the technology and Internet-related segment of the stock market, the Fund's return fell sharply in the third quarter and rebounded in the fourth quarter. Although the Fund exhibited double-digit negative returns for this six-month period, it did hold up better than many of the Internet indices.

   While the Fund experienced a smaller decline during the third quarter than many Internet indices, it shared in the extremely negative returns of that sector of the stock market. Internet software and services sectors were among the hardest hit during the quarter, but semiconductors, communications equipment, storage and alternative carriers were also poor performers. To be better positioned for the weak environment, the Fund reduced the number of its holdings, focusing on market leaders and removing those companies with weaker balance sheets. Within the software sector, the Fund was concentrated on defensive areas with high recurring revenues, such as education and security. These moves helped to cushion the Fund's decline during the quarter.

   While the Fund had strong absolute returns for the fourth quarter, generating a 21.90% return, its performance lagged U.S. technology and Internet indices. This was largely because of the stronger relative performance of technology and Internet-related stocks in the U.S. than abroad.

MUNDER LARGE-CAP VALUE FUND (FORMERLY THE MUNDER EQUITY INCOME FUND)

FUND MANAGERS: THE MUNDER LARGE-CAP VALUE FUND TEAM
   The Fund exhibited a return of -1.77% for the six-month period ending December 31, 2001, relative to the -4.39% return of the Russell 1000 Value Index and the -3.21% median return for the Lipper universe of large-cap value mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, six-month, nine-month, and one-year periods ending December 31.

   The Fund outperformed its Russell 1000 Value benchmark for both the third and fourth quarters. The lack of exposure to airline stocks helped to boost the relative performance of the Fund during the third quarter. In addition, the continuing decline in interest rates was a positive for many financial stocks, the most heavily weighted sector in the Fund.

   During the fourth quarter, robust results in the technology, consumer discretionary and energy sectors were the key contributors to the Fund's strong relative returns. There were stocks within these sectors that had large gains as uncertainty about near-term earnings was reduced. The

--------------------------------------------------------------------------------

Fund's dual focus on valuation and the fundamental trends of each company has also helped to boost relative returns during the current economic downturn.

MUNDER MICRO-CAP EQUITY FUND

FUND MANAGER: THE MUNDER MICRO-CAP EQUITY FUND TEAM
   The Fund earned a return of 1.97% for the six-month period ending December 31, 2001, relative to the -0.10% return for the Wilshire Micro-Cap Index and the -0.20% median return for the Lipper universe of small-cap core mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, three-month, six-month, nine-month, one-year, three-year and five-year periods ending December 31.

   Lagging performance in the third quarter was more than offset by the Fund's strong relative returns for the fourth quarter. During the third quarter, the Fund underperformed its benchmark due largely to its overweighted position in technology, one of the weakest sectors of the market. While there was no safe haven in the micro-cap market during the third quarter, financial stocks tended to hold up well in relative terms.

   During the fourth quarter, each economic segment within the Fund had good relative performance, with the exception of energy and materials. While numerous stocks within the Fund had substantial gains during the quarter, the largest positive contributions came from Websense Inc., TTI Team Telecom International, and IKOS Systems. Websense is a provider of products that enable companies to monitor, report and manage how their employees use the Internet. TTI Team Telecom International offers software to support the management and operations of telecommunications networks. IKOS Systems provides systems used in the verification of integrated circuits.

MUNDER MULTI-SEASON GROWTH FUND

FUND MANAGERS: THE MUNDER MULTI-SEASON GROWTH FUND TEAM
   The Fund generated a return of -5.15% for the six-month period ending December 31, 2001. This compares to the -5.56% return for the S&P 500 Index and the -5.90% median return for the Lipper universe of large-cap core mutual funds. Compared to the Lipper universe, the Fund has earned an above-median return for the one-month, three-month, six-month and nine-month periods ending December 31.

   The Fund underperformed its S&P 500 benchmark slightly during the third quarter. However, its strong relative performance during the fourth quarter resulted in the Fund outperforming the S&P 500 Index for the six-month period ending December 31.

   The strongest relative performance during the third quarter came from the consumer discretionary and healthcare sectors. Within the consumer discretionary sector (15% of the Fund), our holdings of Wendy's (+4%) and Family Dollar Stores (+2%) were able to buck the negative tone of the market and generate positive returns for the quarter. In the healthcare sector (15% of the Fund), the performance of the Fund's holdings was helped by investors' move toward defensive growth stocks. Among the Fund's healthcare holdings, the leading contributors to the Fund's returns for the quarter included Baxter (+9%), Cardinal Health (+5%), Johnson & Johnson

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(+9%) and Merck (+4%). The strong relative performance of these sectors, however, was offset by weakness in the consumer staples and telecommunication services sectors.

   As would be expected, there were significant changes in the relative performance of Fund holdings after September 11. Finance holdings (20% of the Fund) tended to do better as a result of the Federal Reserve's move to increase liquidity and lower interest rates. Security brokerage stocks tended to do poorly, reflecting a more pessimistic view of market trends. We were underweighted in brokerage stocks and overweighted in most other areas of finance. This was a positive for Fund returns.

   During the fourth quarter, the Fund sectors with the strongest performance relative to the S&P 500 Index were consumer discretionary, information technology and industrials. In the consumer discretionary sector (15% of the Fund), the best performers were Kohl's (+47%), Lowe's Cos. (+47%) and Omnicom (+38%). The Fund's restaurant holdings, which included Darden (+35%) and Brinker (+26%), also boosted performance. In the information technology sector (17% of the Fund), overweighted positions in Veritas Software (+143%) and Check Point Software (+81%) had a positive impact on relative returns. Among the industrials holdings (12% of the Fund), the best performing stocks were Concord EFS (+34%), Tyco International (+29%) and Automatic Data Processing (+25%), all of which were overweighted in the Fund. All three companies met or beat their earnings estimates.

   Weakness in the healthcare and finance sectors only partially offset the Fund's strength in other sectors of the Fund during the fourth quarter. In the healthcare sector (15% of the Fund), relative returns were hurt by an overweight in Cardinal Health (-13%). During the quarter, the stock retraced some of the strong upward move it made during the first nine months of the year. An overweighted position in Merck (-12%) also held back returns as the company re-announced disappointing results.

MUNDER POWER PLUS FUND

FUND MANAGER: THE MUNDER POWER PLUS FUND TEAM
   The Munder Power Plus Fund began operations on March 13, 2001. The Fund generated a return of -13.38% for the six-month period ending December 31, 2001, relative to the -3.83% return for the Deutsche Bank Energy Index and the -5.88% return for the Lipper universe of natural resources mutual funds. Compared to the Lipper universe, the Fund has generated an above-median return for the one-month and three-month periods ending December 31.

   The weak performance of the Fund relative to its benchmark came during the third quarter, when the Fund generated a return of -27.49% relative to the -10.77% return for the Deutsche Bank Energy Index. For the fourth quarter, the Fund generated a return of 19.46% relative to the 7.77% return for the Deutsche Bank Energy Index. The Fund's strong finish in 2001, however, was not sufficient to offset its relative weakness during the third quarter.

   One reason for the lagging performance of the Fund during the third quarter was the weakness in the returns generated by the alternative power technology companies represented in the Fund.

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Many of these stocks are listed on NASDAQ and, despite strong balance sheets and good fundamentals, were caught up in the volatility of that market as investors turned to more defensive investments.

   The Fund finished the year with strong fourth quarter returns. Both the alternative and the conventional energy and power sectors performed well. In terms of relative strength, weakness in independent power production and merchant trading companies following the Enron debacle was more than offset by a rebound in drilling, oil service and equipment, and exploration and production companies.

   Since the Fund's inception demand for energy and power has been adversely affected by an economic recession and abnormal weather conditions. As the economy weakened, and as the nation experienced cooler-than-normal summer temperatures and warmer-than-normal winter temperatures, demand for energy and power fell and the stock prices of energy and power producers weakened.

MUNDER REAL ESTATE EQUITY INVESTMENT FUND

FUND MANAGER: THE MUNDER REAL ESTATE EQUITY INVESTMENT FUND TEAM
   The Fund generated a return of 1.77% for the six-month period ending December 31, 2001, relative to the 2.23% return for the NAREIT Index (equity only) and the 1.52% median return for the Lipper universe of real estate mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the six-month and nine-month periods ending December 31.

   The Fund performed slightly behind its benchmark for the six-month period ending December 31, 2001, with relative strength in the third quarter offset by weakness in the fourth quarter.

   Given the prevailing level of uncertainty in the third quarter, we saw a market rotation into some of the larger-capitalization, blue chip real estate investment trusts (REITs). This helped Fund performance, as our focus is on these types of companies. Fund returns were also helped by an overweight in the office and apartment sectors, which were among the best performing sectors during the quarter. The weakest REIT sectors during the quarter were hotels and regional malls. These groups are the most affected by a weaker economy, and the tragedy of September 11 had a particularly negative impact on their returns. The Fund was modestly underweighted in those sectors, which helped to boost relative performance.

   During the fourth quarter, the Fund's relative return was positively impacted by the strong performance of its four hotel holdings and its holdings of three regional malls. The lack of ownership of manufactured home REITs also had a positive effect on returns. However, these positives were offset by the Fund's overweight in the specialty sector and the negative returns of three of the largest holdings (SL Green Realty, Camden Property Trust and Reckson Associates).

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MUNDER SMALL-CAP VALUE FUND

FUND MANAGERS: THE MUNDER SMALL-CAP VALUE FUND TEAM
   The Fund earned a return of 2.29% for the six-month period ending December 31, 2001, relative to the 1.15% return for the Russell 2000 Value Index and the 2.08% median return for the Lipper universe of small-cap value mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the six-month, nine-month, one-year, two-year and five-year periods ending December 31.

   The Fund's positive return for the six-month period ending December 31, 2001 was made up of a double-digit negative return for the third quarter followed by a double-digit positive return for the fourth quarter. Prior to September 11, the Fund's relative performance was negatively impacted by significant weakness in PolyMedica, the Fund's largest holding as the quarter began. Weakness in several alternative energy providers also held back returns. Following September 11, the Fund exhibited strong performance relative to its small-cap peers. Even in the generally negative market environment, a number of the stocks represented in the Fund actually generated a positive return. This boost to relative returns was due largely to the Fund's strong fundamentals and the quality of the overall portfolio. Among the performance leaders during the last half of September were Alliant Techsystems (a defense supplier), Armor Holdings (a security provider), Capstone Turbine (a manufacturer of micro-turbines), MCSI (an audio-visual supplier) and Oshkosh Truck (a manufacturer of fire trucks and military vehicles).

   The Fund ended the year with strong fourth quarter returns on both an absolute and relative basis. For the quarter, the consumer discretionary sector was the top-performing sector in the Fund, with Penn Gaming and companies related to home building earning the best returns. A rebound in the performance of the Fund's energy holdings also helped performance, with all but one of the energy stocks contributing positively to returns. Strength from these sectors was only partially offset by an underweighting of technology holdings, the top-performing sector for the quarter.

MUNDER SMALL COMPANY GROWTH FUND

FUND MANAGER: THE MUNDER SMALL COMPANY GROWTH FUND TEAM
   The Fund generated a return of -10.17% for the six-month period ending December 31, 2001, compared to the -9.27% return for the Russell 2000 Growth Index and the -6.76% median return for the Lipper universe of small-cap growth mutual funds. Compared to the Lipper universe, the Fund has earned an above-median return for the one-month, three-month and nine-month periods ending December 31.

   While the Fund outperformed its benchmarks for the fourth quarter, its returns for the six-month period as a whole were held back by weaker relative performance during the third quarter. There were no safe havens in the small-cap growth market during the third quarter. Every economic sector generated a negative return, with technology stocks leading the way down. The financials and consumer staples sectors did show relative strength. Many of the financial stocks were helped by the Federal Reserve's continued cuts in the Federal Funds rate and the increased

--------------------------------------------------------------------------------

liquidity in the economy. The consumer staples sector, which includes food and beverage companies, grocery stores and drug retailers, is viewed as a defensive sector since it is among the least sensitive to the economic environment. The Fund slightly underperformed its benchmark during the quarter, hurt by the poor relative performance of its consumer discretionary holdings. This weakness was only partially offset by favorable stock selection within the healthcare sector.

   Investors' more positive stance towards the economic outlook, along with the anticipated return of earnings growth, powered the small-cap growth market to sharp gains during the fourth quarter. The Fund's greatest strength during the fourth quarter came from its technology and consumer holdings. This strength was only partially offset by relative weakness in the Fund's positions in the energy and healthcare sectors.

MUNDER FRAMLINGTON EMERGING MARKETS FUND

FUND MANAGER: THE MUNDER FRAMLINGTON EMERGING MARKETS FUND TEAM
   The Fund generated a return of -2.29% for the six-month period ending December 31, 2001, relative to the -0.74% return for the MSCI Emerging Markets Free Index and the -2.81% median return for the Lipper universe of emerging markets mutual funds. Compared to the Lipper universe, the Fund has earned an above-median return for the three-month, six-month, nine-month and one-year periods ending December 31.

   The emerging markets segment of the international stock market moved from double-digit negative returns in the third quarter to double-digit positive returns in the fourth quarter. During the third quarter, concerns over weak global growth and Argentina's debt situation increased significantly. Understandably, the attack on the World Trade Center further undermined growth expectations and increased risk aversion. The well-publicized interest rate cuts in the developed world were mirrored throughout the developing economies.

   The global investment environment improved substantially during the fourth quarter and emerging markets as a group had strong performance. After a prolonged bear market, emerging markets began to offer relatively better earnings growth prospects at a very large discount to developed markets. There have been significant structural improvements in economic management, not least of which has been the eradication of pegged currency regimes. With the exception of Brazil, Turkey and Russia, the bonds of emerging markets countries were trading at around investment grade levels. All three of the high-risk markets were undergoing genuine structural change.

MUNDER FRAMLINGTON HEALTHCARE FUND

FUND MANAGER: THE MUNDER FRAMLINGTON HEALTHCARE TEAM
   The Fund generated a -8.90% return for the six-month period ending December 31, 2001, compared to the -13.03% return for the Russell 2000 Healthcare Index and the -0.38% median return for the Lipper universe of health/biotechnology mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, three-month, nine-month, two-year and three-year periods ending December 31.

--------------------------------------------------------------------------------

   The Fund's share price was hit hard in the first week following the re-opening of U.S. stock markets on September 17. However, there was a significant recovery in the following week. Healthcare service stocks were particularly resilient. Since the biotechnology sector does not share the defensive characteristics of other healthcare companies, at least in the minds of investors, it was slower to rally. Given our belief that some outstanding values had emerged, we added to our biotechnology holdings during the quarter.

   Biotechnology stocks experienced a strong fourth quarter, rebounding from their September lows. There was a great deal of merger and acquisition activity among biotech companies during the quarter. This activity, along with the much-publicized need for large pharmaceutical companies to fill empty pipelines, has helped to create increased interest in the group. As a result, the product companies performed particularly well, although we also saw an increased interest in tool and related service companies.

   During the quarter, major drug stocks underperformed as several pharmaceutical companies reduced growth estimates for 2002. We added Sanofi Synthelabo to the portfolio, one of the few major pharmaceutical companies whose numbers were going up. Our negative thesis on large-cap pharmaceutical companies, based on thin pipelines and continued expiration of major drug patents, became more widely accepted. In general, healthcare stocks did not look over-extended going into the new year, with biotech stocks 7% off their quarter highs.

MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND

FUND MANAGER: THE MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND TEAM
   The Fund generated a return of -12.12% for the six-month period ending December 31, 2001, relative to the -7.94% return for the Morgan Stanley EAFE Index and the -8.62% median return for the Lipper universe of international equity mutual funds.

   The underperformance of the Fund relative to its benchmarks for the six-month period ending December 31 was primarily due to a combination of two factors. During the third quarter, the Fund was hurt by its bias toward growth stocks. During that quarter, stocks with a value tilt generated stronger relative returns than their growth-oriented counterparts. During the fourth quarter, the Fund's return was held back by an underweighting in cyclical and technology-related stocks.

   During the fourth quarter, assets were shifted from Japan to Europe. The credibility of the European Central Bank was improving and valuations in Europe looked fair. In the U.K., we felt the relatively good economic outlook resulted in a positive outlook for earnings and supported existing valuations. We therefore viewed the U.K. as a reasonably attractive market. In terms of sectors, we reduced Japanese financial stocks and increased European technology holdings. We also reduced the Fund's healthcare holdings due to an overweighted position, stretched valuations and the patent expiration issues shadowing the pharmaceutical industry.

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THE BOND MARKET
   During the six-month period ending December 31, 2001, the Lehman Brothers Aggregate Bond Index generated a return of 4.65%, well ahead of the -5.56% return for the S&P 500 Index. Most of the gain came during the third quarter, with the Lehman Brothers Aggregate Bond Index gaining 4.62%, compared to its 0.03% gain during the fourth quarter. While interest rates fell significantly across the maturity spectrum during the third quarter, rates began to back up during the fourth quarter. The yield on three-month Treasury bills fell by 124 basis points (1.24 percentage points) in the third quarter but by only 62 basis points during the fourth quarter. The ten-year Treasury bond fell by 82 basis points during the third quarter but rose by 47 basis points in the fourth quarter. For all maturities, however, rates showed absolute declines for the six-month period ending December 31.

   Bond portfolios generated strong returns in 2000 and early 2001. During those periods, as interest rates fell and bond prices rose, coupon income was supplemented by price appreciation. The same phenomenon continued to be evident in the third quarter of 2001, and to a lesser degree, in the fourth quarter.

   [THE RETURNS FOR THE FUNDS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR UPON THE REDEMPTION OF FUND SHARES. PLEASE NOTE THAT IN SOME OF THE FOLLOWING COMMENTARY, THE MUNDER BOND FUNDS ARE COMPARED TO VARIOUS BOND MARKET INDICES. IT IS IMPORTANT TO REMEMBER THAT THE RETURNS FOR THE MUNDER BOND FUNDS ARE REPORTED AFTER THE DEDUCTION OF ALL EXPENSES. SINCE THE MARKET INDICES ARE NOT ACTUAL FUNDS, THERE ARE NO EXPENSES NETTED AGAINST THEIR RETURNS. PLEASE NOTE THAT YOU CANNOT INVEST DIRECTLY IN AN INDEX.]

MUNDER BOND FUND

FUND MANAGERS: THE MUNDER BOND FUND TEAM
   The Fund earned a 2.85% return for the six-month period ending December 31, 2001, compared to the 4.71% return for the Fund's blended benchmark (50% Lehman Brothers Aggregate Bond Index/50% Lehman Brothers Credit Index) and the 4.02% median return for the Lipper universe of corporate debt A-rated mutual funds. The Fund has earned above-median returns for the one-month and three-month periods ending December 31, 2001.

   The Fund lagged its blended Lehman benchmark for the six-month period ending December 31, with relative weakness in the third quarter offsetting fourth-quarter strength.

   There were some factors that contributed positively to Fund performance during the third quarter, These included the Fund's fully invested position and the fact that the interest rate risk of the Fund was similar to that of its benchmark. However, these positive factors were more than offset by the poor relative price performance of some of the airlines, insurance and telecommunications bonds held in the Fund, particularly in the post-September 11 period.

   The better tone in the bond market during the fourth quarter boosted some of the troubled credits in the Fund, especially in the telecommunications sector. This factor had the most significant impact on Fund returns during the quarter, helping the Fund to outperform its blended

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Lehman benchmark. Early in the quarter, the high quality focus of the Fund was also a positive for returns. However, with high yield and "BBB" credits rebounding as the quarter progressed, the Fund's overweighting in "AAA" and "AA" rated securities held back returns. This was only a partial offset, however, to the generally strong relative performance of the Fund during the quarter.

MUNDER INTERMEDIATE BOND FUND

FUND MANAGERS: THE MUNDER INTERMEDIATE BOND FUND TEAM
   The Fund generated a 3.51% return for the six-month period ending December 31, 2001, relative to the 4.70% return for the Lehman Brothers Intermediate Government/Credit Index and a 3.50% median return for the Lipper universe of short intermediate investment grade debt mutual funds. Compared to the Lipper universe, the Fund has earned median or above-median returns for the six-month and two-year periods ending December 31.

   While the Fund outperformed the median return of the Lipper universe for the six-month period ending December 31, it underperformed its Lehman benchmark. During the third quarter, the fully invested position of the Fund and the fact that the interest rate risk of the Fund was structured similarly to its Lehman benchmark had a positive impact on returns. However, these positive factors were more than offset by the weak relative performance of some of the Fund's holdings in the telecommunications, insurance and airline sectors, particularly in the aftermath of the September 11 attacks.

   During the fourth quarter, there was a significant rebound in lower quality names and, in that environment, the high quality of the Fund had a negative impact on returns. In addition, energy-related bonds were negatively impacted by Enron's woes. Mirant, an energy holding in the Fund, struggled as a result and was largely responsible for the underperformance of the Fund during the quarter.

MUNDER INTERNATIONAL BOND FUND

FUND MANAGERS: THE MUNDER INTERNATIONAL BOND FUND TEAM
   The Fund earned a return of 3.40% for the six-month period ending December 31, 2001 relative to the 3.48% return for the Salomon Brothers Non-U.S.$ World Government Bond Index and the 3.27% return for the Lipper universe of international income mutual funds. Compared to its Lipper universe, the Fund has earned above-median returns for the six-month period ending December 31.

   International bond markets generated strong positive returns during the third quarter but negative returns in the fourth quarter. The Fund performed roughly in line with its Salomon benchmark during that six-month period.

   International bonds outperformed U.S. bonds during the third quarter, largely because of the weakening of the U.S. dollar and falling international interest rates. While most of the decline in the U.S. dollar took place before the tragic events of September 11, the decline in interest rates accelerated in the aftermath of the September 11 attacks as all of the major central banks joined

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the Federal Reserve in lowering interest rates. Switzerland had the strongest total returns for the quarter, taking into account both currency markets and local bond market returns. The Fund was not invested in Switzerland, which makes up only 0.72% of the Salomon Brothers Non-U.S.$ World Government Bond Index.

   Returns in local bond markets were generally positive for the fourth quarter, given the slight decline in interest rates. However, these gains were largely offset by renewed strength in the U.S. dollar. Australia and Sweden had the strongest returns, taking into account both local bond market returns and currency movements. As of December 31, the Fund was overweighted in the euro and underweighted in the yen. There was also a slight overweight in the U.K. and Sweden, while the position in Canada remained neutral.

MUNDER U.S. GOVERNMENT INCOME FUND

FUND MANAGERS: THE MUNDER U.S. GOVERNMENT INCOME FUND TEAM
   The Fund exhibited a return of 4.35% for the six-month period ending December 31, 2001, relative to the 4.85% return for the Lehman Brothers Government Bond Index and the 4.16% median return for the Lipper universe of general U.S. government mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year periods ending December 31.

   While the Fund outperformed the median return of its Lipper mutual fund universe during the six-month period ending December 31, it underperformed its Lehman benchmark by approximately 0.40 percentage points. Relative strength in the fourth quarter was not sufficient to offset a weaker third quarter.

   Given the widening gap between shorter-term and longer-term securities, the overweight in intermediate bonds was a positive for Fund performance during the third quarter. However, although the Fund's weighting in mortgages had been reduced prior to the third quarter, the weighting in mortgage-backed securities still held back returns.

   The Fund's holdings of seasoned mortgages, overweighted in the Fund, struggled early in the quarter as fears of a refinancing boom were realized. The defensive nature of the Fund's holdings in the mortgage area, however, helped to recoup some of this lost performance during the last part of the quarter. As interest rates began to climb in November, the Fund was able to outperform its Lehman benchmark.

MUNDER MICHIGAN TAX-FREE BOND FUND

FUND MANAGERS: THE MUNDER MICHIGAN TAX-FREE BOND FUND TEAM
   The Fund earned a return of 1.33% for the six-month period ending December 31, 2001, relative to the 1.76% median return for the Lipper universe of Michigan municipal debt mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the two-year, three-year and five-year periods ending December 31. The Fund is also measured against a blended index made up of an equally weighted combination of the Lehman Brothers 10-year,

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15-year and 20-year Municipal Bond Indexes. This Lehman blended index had a return of 2.04% for the six-month period ending December 31, 2001.

   Strong relative returns during the third quarter were not sufficient to offset relative weakness in the fourth quarter. As a result, the Fund underperformed its benchmark for the six-month period ending December 31.

   The Fund performed in line with its Lehman blended benchmark for the third quarter. Returns were boosted by the Fund's overweighting in securities with maturities of eight years or less and its focus on securities with credit ratings of AA and higher. In general, the choice of individual securities within each Fund sector was also a positive for returns. Partially offsetting these constructive factors was the Fund's overweight in securities with maturities greater than 22 years. These longer-term securities experienced an increase in rates after the terrorist attacks on September 11.

   The Fund underperformed its Lehman blended benchmark during the fourth quarter, dragging down its relative returns for the six-month period ending December 31. The greatest negative impact on Fund returns came from the Fund's overweighting in the three-year to twelve-year maturity sector. The Fund's high quality focus and its underweight in housing bonds also had a negative but more minor impact on the Fund's performance.

MUNDER TAX-FREE BOND FUND

FUND MANAGERS: THE MUNDER TAX-FREE BOND FUND TEAM
   The Fund earned a return of 1.40% for the six-month period ending December 31, 2001, relative to the 1.55% median return for the Lipper universe of general municipal debt mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the two-year, three-year and five-year periods ending December 31. The Fund is also measured against a blended benchmark made up of an equally weighted combination of the Lehman Brothers 10-year, 15-year and 20-year Municipal Bond Indexes. This Lehman blended index had a return of 2.04% for the six-month period ending December 31, 2001.

   The Fund performed in line with its Lehman blended benchmark during the third quarter. Fund performance for the quarter received a major boost from an overweighting in securities with maturities of eight years or less and an underweighting in New York bonds, which were negatively impacted by the terrorist attacks on September 11. The high quality of the Fund, with its overweighting of securities with a credit quality rating of AA and higher, also had a positive, although more minor, impact on performance. The largest detractor from performance during the quarter was the Fund's underweighting in California bonds.

   During the fourth quarter, the Fund's relative performance was held back by its overweighted position in securities with maturities ranging from three years to twelve years. Other factors that had a negative but more minor impact on the Fund's return for the quarter included an underweighting in New York bonds and housing bonds and an overweighting in Michigan securities.

 xviii
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Given the weak relative performance during the fourth quarter, the Fund underperformed its benchmark for the six-month period ending December 31.

MUNDER TAX-FREE SHORT-INTERMEDIATE BOND FUND

FUND MANAGERS: THE MUNDER TAX-FREE SHORT-INTERMEDIATE BOND FUND TEAM
   The Fund earned a return of 1.82% for the six-month period ending December 31, 2001, relative to the 2.13% return of the Lehman Brothers Mutual Fund Intermediate/Short Muni Index and the 1.79% median return for the Lipper universe of short intermediate municipal debt mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the six-month, one-year, two-year and five-year periods ending December 31.

   The Fund performed in line with its Lehman benchmark during the third quarter but had weaker relative returns during the fourth quarter. The major positive contributor to returns during the third quarter was the Fund's overweighting in securities with maturities of less than five years. Another significant boost to returns came from an underweighting in New York issues, which were negatively impacted by the events of September 11. The underweighting of investment-grade issues with a credit quality rating of less than AA also contributed positively to performance. The largest detractor from returns during the quarter was the underweighting in California bonds.

   During the fourth quarter, Fund returns were held back by an underweight in New York securities and an overweight in Michigan securities. An overweighting in housing bonds and in "AAA" and "AA" securities also hurt the Fund's relative performance.

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 xx

Munder Balanced Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS -- 62.0%
    AEROSPACE & DEFENSE -- 0.5%
     5,300   Aeroflex, Inc.+         $    100,329
     3,800   Honeywell
               International, Inc.        128,516
     7,900   Precision Castparts
               Corporation                223,175
     2,400   United Technologies
               Corporation                155,112
                                     ------------
                                          607,132
                                     ------------
     AIR FREIGHT & COURIERS -- 0.1%
     3,350   Forward Air
               Corporation+               113,632
                                     ------------
     AUTOMOBILES -- 0.3%
     4,900   Magna International,
               Inc., Class A              311,003
                                     ------------
     BANKS -- 2.6%
     5,300   Bank of America
               Corporation                333,635
     2,800   Commerce Bancorp,
               Inc.                       110,152
    14,900   FleetBoston Financial
               Corporation                543,850
     3,825   Greater Bay Bancorp          109,318
     3,600   Mellon Financial
               Corporation                135,432
     8,550   PNC Financial Services
               Group                      480,510
     3,500   Southwest
               Bancorporation of
               Texas, Inc.+               105,945
     4,700   U.S. Bancorp                  98,371
    13,000   Wells Fargo & Company        564,850
    12,000   Zions Bancorporation         630,960
                                     ------------
                                        3,113,023
                                     ------------
     BEVERAGES -- 1.8%
    19,295   Anheuser-Busch
               Companies, Inc.            872,327
    16,100   Constellation Brands,
               Inc., Class A+             689,885
     2,800   Pepsi Bottling Group,
               Inc.                        65,800
    11,557   PepsiCo, Inc.                562,710
                                     ------------
                                        2,190,722
                                     ------------

SHARES                                      VALUE
-------------------------------------------------
     BIOTECHNOLOGY -- 1.0%
     7,050   Amgen, Inc.+            $    397,902
     3,100   Cell Genesys, Inc.+           72,044
     3,300   Cell Therapeutics,
               Inc.+                       79,662
     7,025   Genencor
               International, Inc.+       112,119
     6,050   MedImmune, Inc.+             280,418
    13,600   Organogenesis, Inc.+          65,280
     5,250   Serologicals
               Corporation+               112,875
     4,600   ViroPharma, Inc.+            105,570
                                     ------------
                                        1,225,870
                                     ------------
     BUILDING PRODUCTS -- 0.1%
     3,650   Trex Company, Inc.+           69,314
                                     ------------
     CHEMICALS -- 1.3%
     2,300   Cambrex Corporation          100,280
    11,400   Minerals Technologies,
               Inc.                       531,696
     7,100   OM Group, Inc.               469,949
     7,000   Praxair, Inc.                386,750
     1,800   Sigma-Aldrich
               Corporation                 70,938
                                     ------------
                                        1,559,613
                                     ------------
     COMMERCIAL SERVICES & SUPPLIES -- 2.2%
    12,490   Automatic Data
               Processing, Inc.           735,661
    12,250   Concord EFS, Inc.+           401,555
     1,525   Corinthian Colleges,
               Inc.+                       62,357
     9,500   Dun & Bradstreet
               Corporation+               335,350
     2,150   Education Management
               Corporation+                77,937
     3,625   eFunds Corporation+           49,844
     3,025   FactSet Research
               Systems, Inc.              105,724
     2,050   Fair, Isaac & Company,
               Inc.                       129,191
     5,800   Getty Images, Inc.+          133,284
     5,500   Mobile Mini, Inc.+           215,160
     2,700   NDCHealth Corporation         93,285

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
     COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
    14,000   Republic Services,
               Inc.+                 $    279,580
     4,688   Tetra Tech, Inc.+             93,328
                                     ------------
                                        2,712,256
                                     ------------
     COMMUNICATION EQUIPMENT -- 1.6%
     5,600   Anaren Microwave,
               Inc.+                       96,992
    32,500   Cisco Systems, Inc.+         588,575
    16,035   Comverse Technology,
               Inc.+                      358,703
     8,875   QUALCOMM, Inc.+              448,187
     4,900   SonicWall, Inc.+              95,256
     5,700   SpectraLink
               Corporation+                97,641
    10,050   Stratos Lightwave,
               Inc.+                       61,808
     7,300   UTStarcom, Inc.+             208,050
                                     ------------
                                        1,955,212
                                     ------------
     COMPUTERS & PERIPHERALS -- 1.7%
    22,000   Compaq Computer
               Corporation                214,720
    18,525   EMC Corporation              248,976
    10,200   International Business
               Machines Corporation     1,233,792
    14,100   Read-Rite Corporation+        93,201
     1,325   ScanSource, Inc.+             63,070
    12,750   Sun Microsystems,
               Inc.+                      156,825
                                     ------------
                                        2,010,584
                                     ------------
     CONSTRUCTION & ENGINEERING -- 0.1%
     4,450   Quanta Services, Inc.+        68,664
                                     ------------
     DIVERSIFIED FINANCIALS -- 5.2%
     2,700   AmeriCredit
               Corporation+                85,185
     3,000   Capital One Financial
               Corporation                161,850
    32,343   Citigroup, Inc.            1,632,675
    21,775   Financial Federal
               Corporation+               680,469
    22,310   Freddie Mac                1,459,074
     2,000   Household
               International, Inc.        115,880
     5,650   J. P. Morgan Chase &
               Company                    205,377

SHARES                                      VALUE
-------------------------------------------------
     DIVERSIFIED FINANCIALS (CONTINUED)
     8,180   Lehman Brothers
               Holdings, Inc.        $    546,424
    13,000   MCG Capital
               Corporation+               231,400
    27,200   Metris Companies,
               Inc.                       699,312
     1,600   USA Education, Inc.          134,432
    10,400   Washington Mutual,
               Inc.                       340,080
                                     ------------
                                        6,292,158
                                     ------------
     DIVERSIFIED TELECOMMUNICATION
       SERVICES -- 2.1%
     4,800   ALLTEL Corporation           296,304
    10,900   BellSouth Corporation        415,835
     9,975   Lexent, Inc.+                 62,344
    23,500   SBC Communications           920,495
     8,950   Verizon
               Communications,
               Inc.                       424,767
    27,300   WorldCom, Inc.               384,384
     1,092   WorldCom, Inc. - MCI
               Group                       13,868
                                     ------------
                                        2,517,997
                                     ------------
     ELECTRIC UTILITIES -- 0.7%
    10,500   Allegheny Energy,
               Inc.                       380,310
     1,000   Calpine Corporation+          16,790
    10,500   Duke Energy
               Corporation                412,230
                                     ------------
                                          809,330
                                     ------------
     ELECTRICAL EQUIPMENT -- 0.5%
     3,275   C&D Technologies,
               Inc.                        74,834
     8,700   Cooper Industries,
               Inc.                       303,804
     2,800   Emerson Electric
               Company                    159,880
     2,850   MKS Instruments, Inc.+        77,035
                                     ------------
                                          615,553
                                     ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
     3,219   Avnet, Inc.                   81,988
     1,500   Celestica, Inc.+              60,585
     3,650   DSP Group, Inc.+              84,899
     4,350   SBS Technologies,
               Inc.+                       63,379
     3,200   Varian, Inc.+                103,808
    19,325   White Electronic
               Designs Corporation+       118,849
                                     ------------
                                          513,508
                                     ------------

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
     ENERGY EQUIPMENT & SERVICES -- 1.1%
     5,500   Baker Hughes, Inc.      $    200,585
     4,300   BJ Services Company+         139,535
     5,200   Covanta Energy
               Corporation+                23,504
    13,700   Hanover Compressor
               Company+                   346,062
     8,425   Key Energy Group,
               Inc.+                       77,510
    14,950   Noble Drilling
               Corporation+               508,898
                                     ------------
                                        1,296,094
                                     ------------
     FOOD & DRUG RETAILING -- 0.7%
     3,800   Performance Food Group
               Company+                   133,646
     6,600   Safeway, Inc.+               275,550
    18,345   SYSCO Corporation            481,006
                                     ------------
                                          890,202
                                     ------------
     FOOD PRODUCTS -- 0.6%
    15,150   McCormick & Company,
               Inc.                       635,846
     4,900   Smithfield Foods,
               Inc.+                      107,996
                                     ------------
                                          743,842
                                     ------------
     GAS UTILITIES -- 0.6%
    17,144   El Paso Corporation          764,794
                                     ------------
     HEALTH CARE EQUIPMENT & SUPPLIES -- 1.2%
     8,370   Baxter International,
               Inc.                       448,883
    16,350   Biomet, Inc.                 505,215
     3,775   Charles River
               Laboratories
               International, Inc.+       126,387
     6,400   Lumenis Ltd.+                126,080
     3,600   Orthofix International
               N.V.                       133,569
       900   Therasense, Inc.+             22,320
     2,300   Zoll Medical
               Corporation+                89,562
                                     ------------
                                        1,452,016
                                     ------------
     HEALTH CARE PROVIDERS & SERVICES -- 2.8%
     4,450   AdvancePCS+                  130,608
     6,535   Cardinal Health, Inc.        422,553

SHARES                                      VALUE
-------------------------------------------------
     HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
     5,050   Community Health Care+  $    128,775
     3,300   CryoLife, Inc.+               99,000
     2,750   Express Scripts, Inc.,
               Class A+                   128,590
    19,545   Health Management
               Associates, Inc.+          359,628
     2,400   IMPATH, Inc.+                106,824
     5,850   Mid Atlantic Medical
               Services, Inc.+            132,795
     5,900   MIM Corporation+             105,020
     6,100   Option Care, Inc.+           119,255
    17,000   Owens & Minor, Inc.          314,500
     2,850   Province Healthcare
               Company+                    87,951
     2,025   Specialty
               Laboratories, Inc.+         55,667
     6,300   Tenet Healthcare
               Corporation+               369,936
    10,300   Trigon Healthcare,
               Inc.+                      715,335
     2,950   Universal Health
               Services, Inc.,
               Class B+                   126,201
                                     ------------
                                        3,402,638
                                     ------------
     HOTELS, RESTAURANTS & LEISURE -- 3.0%
    14,540   Brinker International,
               Inc.+                      432,710
    11,400   Carnival Corporation,
               Class A                    320,112
     2,475   CEC Entertainment,
               Inc.+                      107,390
    30,750   Darden Restaurants,
               Inc.                     1,088,550
    14,100   Harrah's
               Entertainment, Inc.+       521,841
     2,300   International Game
               Technology+                157,090
    15,160   Penn National Gaming,
               Inc.+                      459,955
     5,500   RARE Hospitality
               International, Inc.+       123,970
    11,700   Ruby Tuesday, Inc.           241,371
     5,700   Wendy's International,
               Inc.                       166,269
                                     ------------
                                        3,619,258
                                     ------------

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
     HOUSEHOLD DURABLES -- 0.6%
    11,300   Centex Corporation      $    645,117
     3,700   La-Z-Boy, Inc.                80,734
                                     ------------
                                          725,851
                                     ------------
     HOUSEHOLD PRODUCTS -- 0.4%
     4,150   Direct Focus, Inc.+          129,480
     6,100   Kimberly-Clark
               Corporation                364,780
                                     ------------
                                          494,260
                                     ------------
     INDUSTRIAL -- 0.1%
     2,000   Roper Industries,
               Inc.                        99,000
                                     ------------
     INDUSTRIAL CONGLOMERATES -- 3.2%
    49,235   General Electric
               Company                  1,973,339
    31,360   Tyco International
               Ltd.                     1,847,104
                                     ------------
                                        3,820,443
                                     ------------
     INSURANCE -- 3.4%
    16,600   ACE Ltd.                     666,490
     9,100   Ambac Financial Group,
               Inc.                       526,526
    15,243   American International
               Group, Inc.              1,210,294
     3,000   Marsh & McLennan
               Companies, Inc.            322,350
     2,900   MGIC Investment
               Corporation                178,988
    11,000   Old Republic
               International
               Corporation                308,110
     4,500   Prudential Financial,
               Inc.+                      149,355
    17,400   Radian Group, Inc.           747,330
                                     ------------
                                        4,109,443
                                     ------------
     INTERNET SOFTWARE & SERVICES -- 0.8%
     9,000   Check Point Software
               Technologies Ltd.+         359,010
     3,850   Netegrity, Inc.+              74,536
     3,350   Stellent, Inc.+               99,026

SHARES                                      VALUE
-------------------------------------------------
     INTERNET SOFTWARE & SERVICES (CONTINUED)
     9,925   VeriSign, Inc.+         $    377,547
     5,725   Verity, Inc.+                115,931
                                     ------------
                                        1,026,050
                                     ------------
     IT CONSULTING & SERVICES -- 0.6%
     4,480   Affiliated Computer
               Services, Inc.,
               Class A+                   475,462
     1,100   Electronic Data
               Systems Corporation         75,405
    11,325   Entegris, Inc.+              124,122
                                     ------------
                                          674,989
                                     ------------
     MACHINERY -- 1.2%
    13,000   ITT Industries, Inc.         656,500
    13,200   Oshkosh Truck
               Corporation                643,500
     4,450   Stewart & Stevenson
               Services, Inc.              83,705
    15,900   Valence Technology,
               Inc.+                       53,583
                                     ------------
                                        1,437,288
                                     ------------
     MEDIA -- 2.3%
    21,675   AOL Time Warner, Inc.+       695,767
    20,000   Charter
               Communications,
               Inc., Class A+             328,600
    28,125   Comcast Corporation,
               Class A
               (non-voting)+            1,012,500
     3,000   Omnicom, Inc.                268,050
    12,550   Spanish Broadcasting
               System, Inc., Class
               A+                         124,120
     6,800   The New York Times
               Company, Class A           294,100
     9,200   TTM Technologies,
               Inc.+                       93,104
                                     ------------
                                        2,816,241
                                     ------------
     METALS & MINING -- 0.1%
     3,450   Shaw Group, Inc.+             81,075
                                     ------------
     MULTILINE RETAIL -- 1.3%
    17,930   Family Dollar Stores,
               Inc.                       537,542
     1,200   Kohl's Corporation+           84,528

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
     MULTILINE RETAIL (CONTINUED)
     6,200   Tuesday Morning
               Corporation+          $    112,158
    14,535   Wal-Mart Stores, Inc.        836,489
                                     ------------
                                        1,570,717
                                     ------------
     MULTI-UTILITIES -- 0.2%
     7,300   Dynegy, Inc., Class A        186,150
                                     ------------
     OIL & GAS -- 1.9%
     6,600   Apache Corporation           329,208
    14,400   ATP Oil & Gas
               Corporation+                42,912
     6,100   ChevronTexaco
               Corporation                546,621
     2,300   Devon Energy
               Corporation                 88,895
    19,400   Exxon Mobil
               Corporation                762,420
    14,600   Mission Resources
               Corporation+                51,100
     2,400   Phillips Petroleum
               Company                    144,624
     4,200   Royal Dutch Petroleum
               Company, NYR               205,884
     1,575   Stone Energy
               Corporation+                62,212
                                     ------------
                                        2,233,876
                                     ------------
     PERSONAL PRODUCTS -- 0.2%
     3,950   Alberto-Culver
               Company, Class A           154,405
     6,550   Elizabeth Arden, Inc.+       100,019
                                     ------------
                                          254,424
                                     ------------
     PHARMACEUTICALS -- 4.3%
    13,275   American Home Products
               Corporation                814,554
     1,650   American
               Pharmaceutical
               Partners, Inc.+             34,320
     8,400   Dendreon Corporation+         84,588
     7,200   Diversa Corporation+         101,880
     2,650   Enzon, Inc.+                 149,142
     3,075   First Horizon
               Pharmaceutical
               Corporation+                90,374
    17,050   Johnson & Johnson          1,007,655

SHARES                                      VALUE
-------------------------------------------------
     PHARMACEUTICALS (CONTINUED)
    20,490   Merck & Company, Inc.   $  1,204,812
    34,400   Pfizer, Inc.               1,370,840
     8,405   Schering-Plough
               Corporation                300,983
     4,100   SICOR, Inc.+                  64,288
                                     ------------
                                        5,223,436
                                     ------------
     REAL ESTATE -- 1.1%
     6,400   Apartment Investment &
               Management Company,
               Class A                    292,672
     2,600   Cousins Properties,
               Inc.                        63,336
    19,100   Duke-Weeks Realty
               Corporation                464,703
    11,000   Vornado Realty Trust         457,600
                                     ------------
                                        1,278,311
                                     ------------
     ROAD & RAIL -- 0.1%
     3,600   Genesee & Wyoming,
               Inc., Class A+             117,540
                                     ------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.5%
     8,000   Altera Corporation+          169,760
     5,650   Analog Devices, Inc.+        250,803
     5,850   EMCORE Corporation+           78,683
     6,600   ESS Technology, Inc.         140,316
    29,710   Intel Corporation            934,379
     4,850   Marvell Technology
               Group Ltd.+                173,727
     2,600   Maxim Integrated
               Products, Inc.+            136,526
    10,700   Microchip Technology,
               Inc.+                      414,518
     6,625   Micron Technology,
               Inc.+                      205,375
     4,650   Pericom Semiconductor
               Corporation+                67,425
     4,700   Pixelworks, Inc.+             75,482
    13,150   Texas Instruments,
               Inc.                       368,200
                                     ------------
                                        3,015,194
                                     ------------
     SOFTWARE -- 3.8%
     3,675   Activision, Inc.+             95,587
    11,260   Amdocs Ltd.+                 382,502
     2,700   Black Box Corporation+       142,776
     8,300   Borland Software
               Corporation+               129,978

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
     SOFTWARE (CONTINUED)
    24,700   Cadence Design
               Systems, Inc.+        $    541,424
     7,450   FileNET Corporation+         151,160
     4,000   HNC Software, Inc.+           82,400
     4,050   Jack Henry &
               Associates, Inc.            88,452
     6,400   MapInfo Corporation+         100,416
     5,700   MCSi, Inc.+                  133,665
    27,145   Microsoft Corporation+     1,798,356
    20,905   Oracle Systems
               Corporation+               288,698
     1,500   THQ, Inc.+                    72,705
     7,400   TIBCO Software, Inc.+        110,482
    10,820   VERITAS Software
               Corporation+               485,061
                                     ------------
                                        4,603,662
                                     ------------
     SPECIALTY RETAIL -- 1.4%
     2,050   AutoZone, Inc.+              147,190
     1,200   Bed Bath & Beyond,
               Inc.+                       40,680
     3,400   Cost Plus, Inc.+              90,100
     6,050   Gildan Activewear,
               Inc.+                       86,757
    12,850   Home Depot, Inc.             655,478
     6,200   Lowes Companies, Inc.        287,742
     3,300   School Specialty,
               Inc.+                       75,504
     3,800   Too, Inc.+                   104,500
     4,250   Ultimate Electronics,
               Inc.+                      127,500
     7,250   Wilsons The Leather
               Experts, Inc.+              82,723
                                     ------------
                                        1,698,174
                                     ------------
     TOBACCO -- 0.1%
     2,100   Philip Morris
               Companies, Inc.             96,285
                                     ------------

SHARES                                      VALUE
-------------------------------------------------
     WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
    16,825   Crown Castle
               International
               Corporation+          $    179,691
     4,950   Sprint Corporation
               (PCS Group)+               120,830
                                     ------------
                                          300,521
                                     ------------
TOTAL COMMON STOCKS
  (Cost $72,759,075)                   74,717,345
                                     ------------
PREFERRED STOCKS -- 0.3%
  (Cost $311,364)
     INDUSTRIAL -- 0.3%
    12,000   AT&T Corporation             301,800
                                     ------------
PRINCIPAL
AMOUNT
----------
ASSET-BACKED SECURITIES -- 2.4%
$  900,000   Capital One Master
               Trust,
               Series 2001-8A,
               Class A,
               4.600% due
               08/17/2009                 880,059
   249,000   Chevron Corporation,
               8.110% due
               12/01/2004                 265,193
   568,002   Northwest Airlines
               Corporation, 7.575%
               due 09/01/2020             526,081
   600,000   Public Service New
               Hampshire Funding
               LLC,
               Series 2001-1, Class
               A2,
               5.730% due
               11/01/2010                 614,618
   770,663   United Air Lines,
               Inc., 8.030% due
               07/01/2011                 652,783
                                     ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $3,161,422)                     2,938,734
                                     ------------

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                      VALUE
-------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 6.2%
$1,000,000   Bank of America
               Commercial Mortgage,
               Series 2001-3, Class
               A2,
               5.464% due
               04/11/2037            $    949,155
   575,000   Discover Card Master
               Trust I,
               Series 1999-6, Class
               A,
               6.850% due
               07/17/2007                 612,133
 1,000,000   FHLMC,
               Series 2091, Class
               PP,
               6.000% due
               02/15/2027               1,004,409
   182,685   FHLMC,
               Series 1541, Class
               F,
               6.250% due
               05/15/2019                 184,550
   550,000   FHLMC,
               Series 1702A, Class
               PD,
               6.500% due
               04/15/2022                 572,583
 1,000,000   First Union National
               Bank,
               Series 2001-C1,
               Class A2,
               6.136% due
               12/15/2010               1,000,452
 1,000,000   FNMA,
               Series 1994-23,
               Class PE,
               6.000% due
               08/25/2022               1,036,997
   610,000   FNMA,
               Series 1998-61,
               Class PK,
               6.000% due
               12/25/2026                 605,724

PRINCIPAL
AMOUNT                                      VALUE
-------------------------------------------------
$  750,000   GMAC Commercial
               Mortgage Securities,
               Inc.,
               Series 1999-C1 Class
               A2,
               6.175% due
               05/15/2033            $    760,321
   750,000   Mortgage Capital
               Funding, Inc.,
               Series 1998, Class
               A2,
               6.337% due
               11/18/2031                 762,308
                                     ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMO)
  (Cost $7,319,179)                     7,488,632
                                     ------------
CORPORATE BONDS AND NOTES -- 18.6%
    CORPORATE -- 0.4%
   470,000   Convergys Corporation,
               4.793% due
               09/09/2002                 469,209
                                     ------------
     ELECTRIC/GAS -- 0.7%
   400,000   El Paso Energy
               Corporation, 7.375%
               due 12/15/2012             401,016
   450,000   TECO Energy, Inc.,
               7.000% due
               10/01/2015                 461,479
                                     ------------
                                          862,495
                                     ------------
     FINANCE -- 8.3%
   600,000   Axa, 8.600% due
               12/15/2030                 670,403
   800,000   Bank One Texas N.A.,
               6.250% due
               02/15/2008                 813,981
   500,000   Block Financial
               Corporation, 8.500%
               due 04/15/2007             551,599

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                      VALUE
-------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
     FINANCE (CONTINUED)
$  250,000   Countrywide Capital
               III, Subordinated
               Capital Income,
               Secs Series B,
               8.050% due
               06/15/2027            $    257,640
   471,785   DLJ Commercial
               Mortgage
               Corporation, Series
               2000, Class A1A,
               6.930% due
               08/10/2009                 496,932
   400,000   EOP Operating Limited
               Partnership,
               7.875% due
               07/15/2031                 395,616
   600,000   First Union
               Corporation, 7.500%
               due 07/15/2006             645,376
   150,000   First Union National
               Bank,
               7.800% due
               08/18/2010                 164,684
   755,000   Ford Motor Credit
               Company,
               6.875% due
               02/01/2006                 756,088
   800,000   General Electric
               Capital Corporation,
               MTN, 7.375% due
               01/19/2010                 877,235
             General Motors
               Acceptance
               Corporation,
   760,000     6.750% due
               01/15/2006                 772,514
   500,000     7.250% due
               03/02/2011                 502,051
   750,000   Household Finance
               Corporation,
               6.400% due
               06/17/2008                 748,875

PRINCIPAL
AMOUNT                                      VALUE
-------------------------------------------------
     FINANCE (CONTINUED)
$  650,000   National Rural
               Utilities
               Cooperative Finance
               Corporation,
               6.125% due
               05/15/2005            $    660,319
   800,000   Nationwide Financial
               Services, Inc.,
               6.250% due
               11/15/2011                 769,833
   400,000   Simon Property Group
               LP,
               6.375% due
               11/15/2007                 391,312
   500,000   Tyco Capital Corp.,
               6.500% due
               02/07/2006                 513,951
                                     ------------
                                        9,988,409
                                     ------------
     INDUSTRIAL -- 9.2%
 1,000,000   AT&T Canada, Inc.,
               7.625% due
               03/15/2005                 652,131
   360,000   AT&T Corporation,
               6.000% due
               03/15/2009                 341,367
   750,000   Clorox Company, 6.125%
               due 02/01/2011             732,735
   400,000   Cox Communications,
               Inc., Class A,
               6.400% due
               08/01/2008                 402,048
   350,000   Devon Financing
               Corporation ULC,
               144A,
               6.875% due
               09/30/2011++               341,117
   500,000   Kohl's Corporation,
               6.300% due
               03/01/2011                 505,548
   775,000   Kraft Foods, Inc.,
               5.625% due
               11/01/2011                 751,603

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                      VALUE
-------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
     INDUSTRIAL (CONTINUED)
             Lowes Companies, Inc.,
$  500,000     7.500% due
               12/15/2005            $    539,380
   930,000     8.250% due
               06/01/2010               1,050,347
   800,000   Manitoba (Province
               of), 4.250% due
               11/20/2006                 776,360
   550,000   Marconi Corporation
               Plc, 8.375% due
               09/15/2030                 252,814
   750,000   Motorola, Inc.,
               6.450% due
               02/01/2003                 757,414
   750,000   Nortel Networks Ltd.,
               6.125% due
               02/15/2006                 613,657
   500,000   PHH Corporation, MTN,
               8.125% due
               02/03/2003                 499,874
   495,000   The Times Mirror
               Company,
               7.450% due
               10/15/2009                 517,030
   550,000   Unilever Capital
               Corporation,
               6.750% due
               11/01/2003                 580,750
   800,000   Verizon New England,
               Inc.,
               6.500% due
               09/15/2011                 813,356
   900,000   WorldCom, Inc.,
               7.500% due
               05/15/2011                 925,807
                                     ------------
                                       11,053,338
                                     ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $22,872,896)                   22,373,451
                                     ------------

PRINCIPAL
AMOUNT                                      VALUE
-------------------------------------------------
OTHER ASSET BACKED SECURITIES -- 0.8%
  (Cost $1,000,000)
$1,000,000   Independence II CDO
               Ltd., 144A,
               Series 2A, Class A,
               2.470% due
               08/07/2036++          $    997,500
                                     ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.7%
    FEDERAL HOME LOAN BANK (FHLB) -- 0.4%
   500,000   FHLB,
               6.500% due
               11/15/2005                 534,394
                                     ------------
     FEDERAL HOME LOAN MORTGAGE CORPORATION
       (FHLMC) -- 0.3%
             FHLMC:
   225,000     7.000% due
               07/15/2005                 244,509
    55,980     Pool #E62394, 7.500%
               due 09/01/2010              58,785
                                     ------------
                                          303,294
                                     ------------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION
       (FNMA) -- 0.3%
             FNMA:
   102,535     Pool #303105,
               11.000% due
               11/01/2020                 116,302
   201,794     Pool #100081,
               11.500% due
               08/01/2016                 232,820
                                     ------------
                                          349,122
                                     ------------
     GOVERNMENT AGENCY -- 0.6%
 1,775,000   Resolution Funding
               Corporation,
               0.010% due
               04/15/2030                 331,831
   400,000   Tennessee Valley
               Authority,
               6.375% due
               06/15/2005                 424,634
                                     ------------
                                          756,465
                                     ------------

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                      VALUE
-------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
       (GNMA) -- 0.1%
$  108,182   GNMA, Pool #780584,
               7.000% due
               06/15/2027            $    110,835
                                     ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $1,980,506)                     2,054,110
                                     ------------
U.S. TREASURY OBLIGATIONS -- 3.1%
    U.S. TREASURY BONDS -- 2.2%
   405,926   3.875% due 04/15/2029        432,756
 1,135,000   6.250% due 05/15/2030      1,229,480
   880,000   7.500% due 11/15/2016      1,040,634
                                     ------------
                                        2,702,870
                                     ------------
     U.S. TREASURY NOTES -- 0.9%
   500,000   3.500% due 11/15/2006        481,992
   375,000   4.625% due 05/15/2006        380,229
   190,000   6.500% due 02/28/2002        191,440
                                     ------------
                                        1,053,661
                                     ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $3,853,331)                     3,756,531
                                     ------------

PRINCIPAL
AMOUNT                                      VALUE
-------------------------------------------------
REPURCHASE AGREEMENT -- 4.2%
  (Cost $5,004,000)
$5,004,000   Agreement with State
               Street Bank and
               Trust Company,
               1.550% dated
               12/31/2001, to be
               repurchased at
               $5,004,430 on
               01/02/2002,
               collateralized by
               $5,150,000 U.S.
               Treasury Bill,
               1.790% maturing
               06/20/2002 (value
               $5,106,225)           $  5,004,000
                                     ------------

OTHER INVESTMENTS**
  (Cost $10,343,595)        8.6%       10,343,595
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $128,605,368*)    107.9%      129,975,698
OTHER ASSETS AND
  LIABILITIES (NET)        (7.9)       (9,464,861)
                          -----      ------------
NET ASSETS                100.0%     $120,510,837
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $130,046,244.
** As of December 31, 2001 the market value of the securities on loan is $9,962,079. Collateral received for securities loaned of $10,343,595 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:
MTN -- Medium Term Note
NYR -- New York Registered Shares

                       See Notes to Financial Statements.

Munder Bio(Tech)(2) Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS - DOMESTIC -- 79.8%
    BIOTECHNOLOGY -- 68.5%
  20,000     3 Dimensional
               Pharmaceuticals, Inc.+   $   169,800
   8,000     Abegenix, Inc.+                269,120
  10,000     Adolor Corporation+            179,500
   5,500     Amgen, Inc.+                   310,420
  24,500     Amylin Pharmaceuticals,
               Inc.+                        223,930
  20,000     Array BioPharma, Inc.+         297,200
  30,000     BioTransplant, Inc.+           265,500
   8,500     Celgene Corporation+           271,320
  10,000     Cell Therapeutics, Inc.+       241,400
   4,000     Cephalon, Inc.+                302,340
  30,000     Corvas International,
               Inc.+                        196,500
   6,000     Cubist Pharmaceuticals,
               Inc.+                        215,760
   6,000     CV Therapeutics, Inc.+         312,120
  15,000     Dyax Corporation+              164,550
   6,000     Genetech, Inc.+                325,500
  50,000     Genomic Solutions, Inc.+       120,000
   3,500     Gilead Sciences, Inc.+         230,020
  15,000     Guilford Pharmaceuticals,
               Inc.+                        180,000
   7,000     Human Genome Sciences,
               Inc.+                        236,040
   5,000     ICOS Corporation+              287,200
   4,000     IDEC Pharmaceuticals
               Corporation+                 275,720
  10,000     ILEX Oncology, Inc.+           270,400
  10,000     Immunex Corporation+           277,100
  15,000     ImmunoGen, Inc.+               248,700
  16,000     Inhale Therapeutic
               Systems, Inc.+               296,800
  23,000     Inspire Pharmaceuticals,
               Inc.+                        324,070
   6,000     InterMune, Inc.+               295,560
  30,000     Introgen Therapeutics,
               Inc.+                        166,200
  10,000     Isis Pharmaceuticals,
               Inc.+                        221,900
  12,500     La Jolla Pharmaceutical
               Company+                     111,750
  12,500     La Jolla Pharmaceutical
               Company+, ++                 102,645
  15,000     Medarex, Inc.+                 269,400
   7,000     MedImmune, Inc.+               324,450

SHARES                                        VALUE
---------------------------------------------------
     BIOTECHNOLOGY (CONTINUED)
   9,000     Millennium
               Pharmaceuticals, Inc.+   $   220,590
   5,000     Myriad Genetics, Inc.+         263,200
  11,000     NeoPharm, Inc.+                275,550
   5,000     Neurocrine Biosciences,
               Inc.+                        256,550
   7,000     NPS Pharmaceuticals,
               Inc.+                        268,100
  12,500     Onyx Pharmaceuticals,
               Inc.+                         64,000
   6,000     OSI Pharmaceuticals,
               Inc.+                        274,440
   8,000     Pharmacyclics, Inc.+            79,520
  23,350     POZEN, Inc.+                   122,588
   8,000     Protein Design Labs,
               Inc.+                        262,400
  10,000     Regeneron
               Pharmaceuticals, Inc.+       281,600
  10,000     Scios, Inc.+                   237,700
  15,000     Telik, Inc.+                   202,500
  30,800     Titan Pharmaceuticals,
               Inc.+                        302,148
   6,000     Trimeris, Inc.+                269,820
  10,000     Tularik, Inc.+                 240,200
  12,000     Versicor, Inc.+                244,200
  15,000     ViroPharma, Inc.+              344,250
  30,000     XOMA Ltd.+                     295,500
                                        -----------
                                         12,487,771
                                        -----------
     BIOTECHNOLOGY - TOOLS -- 11.3%
  10,000     Biosite Diagnostics,
               Inc.+                        183,700
  12,500     Bruker Daltonics, Inc.+        204,375
  30,000     Discovery Partners
               International+               222,000
   4,500     Invitrogen Corporation+        278,685
  16,500     Luminex Corporation+           279,840
  50,000     Orchid Biosciences, Inc.+      275,000
  20,000     Transgenomic, Inc.+            220,000
  12,000     Tripos, Inc.+                  229,200
   4,000     Waters Corporation+            155,000
                                        -----------
                                          2,047,800
                                        -----------
TOTAL COMMON STOCKS - DOMESTIC
  (Cost $14,857,119)                     14,535,571
                                        -----------
COMMON STOCKS - FOREIGN -- 15.2%
    BIOTECHNOLOGY -- 12.7%
  50,000     Acambis Plc+                   254,415
   3,800     Biosearch Italia SpA+           56,827
   9,000     Cambridge Antibody
               Technology Group Plc+        252,263

                       See Notes to Financial Statements.

Munder Bio(Tech)(2) Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS - FOREIGN (CONTINUED)
     BIOTECHNOLOGY (CONTINUED)
  17,000     Celltech Group Plc+        $   216,005
  34,000     ConjuChem, Inc.+               138,793
  30,000     Crucell NV+                    165,568
  20,000     deCODE Genetics, Inc.+         196,000
  15,000     Genmab A/S+                    308,915
   5,000     Karo Bio AB+                   169,808
  40,000     Neurochem, Inc.+               120,078
   5,000     Nicox SA+                      217,553
 206,250     Xenova Group Plc+              226,384
                                        -----------
                                          2,322,609
                                        -----------
     BIOTECHNOLOGY - TOOLS -- 2.5%
   7,500     Biacore International AB+      243,949
  22,500     Evotec Biosystems AG+          203,288
                                        -----------
                                            447,237
                                        -----------
TOTAL COMMON STOCKS - FOREIGN
  (Cost $2,918,416)                       2,769,846
                                        -----------
PRINCIPAL
AMOUNT
---------
REPURCHASE AGREEMENT -- 4.7%
  (Cost $858,000)
$858,000     Agreement with State
               Street Bank and Trust
               Company,
               1.550% dated
               12/31/2001, to be
               repurchased at $858,074
               on 01/02/2002,
               collateralized by
               $885,000 U.S. Treasury
               Bill,
               1.700% maturing
               05/02/2002
               (value $879,690)             858,000
                                        -----------

                                              VALUE
---------------------------------------------------
TOTAL INVESTMENTS
  (Cost $18,633,535*)         99.7%     $18,163,417
OTHER ASSETS AND
  LIABILITIES (NET)            0.3           58,415
                             -----      -----------
NET ASSETS                   100.0%     $18,221,832
                             =====      ===========

------------
 * Aggregate cost for Federal tax purposes is $18,633,535.
 + Non-income producing security.
++ Restricted security that is subject to restrictions on resale under federal securities laws. This security may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At December 31, 2001 this security represents 2.60% of net assets.

   SECURITY                 ACQUISITION DATE    ACQUISITION COST
   -------------------------------------------------------------
   La Jolla
     Pharmaceutical
     Company                    02/05/01            $ 77,500

                       See Notes to Financial Statements.

Munder Digital Economy Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                         VALUE
----------------------------------------------------
COMMON STOCKS -- 99.5%
    BANKS -- 3.7%
   5,050     Bank of New York Company,
               Inc.                      $   206,040
   5,985     FleetBoston Financial
               Corporation                   218,452
                                         -----------
                                             424,492
                                         -----------
     BEVERAGES -- 4.7%
   6,425     Anheuser-Busch Companies,
               Inc.                          290,474
   5,150     PepsiCo, Inc.                   250,754
                                         -----------
                                             541,228
                                         -----------
     BIOTECHNOLOGY -- 3.9%
   4,965     Amgen, Inc.+                    280,225
   3,720     MedImmune, Inc.+                172,422
                                         -----------
                                             452,647
                                         -----------
     COMMUNICATION EQUIPMENT -- 4.5%
   9,880     Cisco Systems, Inc.+            178,927
   4,865     Comverse Technology, Inc.+      108,830
   3,100     Polycom, Inc.+                  106,640
   2,525     QUALCOMM, Inc.+                 127,512
                                         -----------
                                             521,909
                                         -----------
     COMPUTERS & PERIPHERALS -- 3.1%
   3,935     EMC Corporation                  52,886
   2,500     International Business
               Machines Corporation          302,400
                                         -----------
                                             355,286
                                         -----------
     DIVERSIFIED FINANCIALS -- 9.8%
  12,955     Citigroup, Inc.                 653,968
   3,880     Freddie Mac                     253,752
   3,245     Lehman Brothers Holdings,
               Inc.                          216,766
                                         -----------
                                           1,124,486
                                         -----------
     DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.2%
   9,375     Qwest Communications
               International, Inc.           132,469
   5,000     Verizon Communications,
               Inc.                          237,300
                                         -----------
                                             369,769
                                         -----------

SHARES                                         VALUE
----------------------------------------------------
     ENERGY EQUIPMENT & SERVICES -- 3.0%
   7,175     Hanover Compressor
               Company+                  $   181,240
   4,775     Noble Drilling
               Corporation+                  162,541
                                         -----------
                                             343,781
                                         -----------
     FOOD & DRUG RETAILING -- 4.1%
   3,315     Safeway, Inc.+                  138,401
   8,170     SYSCO Corporation               214,218
   3,450     Walgreen Company                116,127
                                         -----------
                                             468,746
                                         -----------
     GAS UTILITIES -- 1.4%
   3,600     El Paso Corporation             160,596
                                         -----------
     HEALTH CARE EQUIPMENT & SUPPLIES -- 1.1%
   2,350     Baxter International, Inc.      126,031
                                         -----------
     HEALTH CARE PROVIDERS & SERVICES -- 2.2%
   1,920     Cardinal Health, Inc.           124,147
   5,225     Community Health Care+          133,238
                                         -----------
                                             257,385
                                         -----------
     INDUSTRIAL CONGLOMERATES -- 7.3%
  12,095     General Electric Company        484,768
   6,045     Tyco International Ltd.         356,050
                                         -----------
                                             840,818
                                         -----------
     INSURANCE -- 5.3%
   3,475     ACE Ltd.                        139,521
   5,990     American International
               Group, Inc.                   475,606
                                         -----------
                                             615,127
                                         -----------
     INTERNET SOFTWARE & SERVICES -- 1.5%
   4,350     Check Point Software
               Technologies Ltd.+            173,522
                                         -----------
     MEDIA -- 5.5%
   5,900     AOL Time Warner, Inc.+          189,390
   7,875     Comcast Corporation, Class
               A (non-voting)+               283,500
   5,800     Gemstar-TV Guide
               International, Inc.+          160,660
                                         -----------
                                             633,550
                                         -----------

                       See Notes to Financial Statements.

Munder Digital Economy Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                         VALUE
----------------------------------------------------
COMMON STOCKS (CONTINUED)
     METALS & MINING -- 0.8%
   3,050     Peabody Energy Corporation  $    85,980
                                         -----------
     MULTILINE RETAIL -- 3.6%
   7,250     Wal-Mart Stores, Inc.           417,237
                                         -----------
     MULTI-UTILITIES -- 1.1%
   4,880     Dynegy, Inc., Class A           124,440
                                         -----------
     OIL & GAS -- 3.4%
   5,950     Precision Drilling
               Corporation+                  153,629
   4,835     Royal Dutch Petroleum
               Company, NYR                  237,012
                                         -----------
                                             390,641
                                         -----------
     PHARMACEUTICALS -- 9.8%
   4,400     American Home Products
               Corporation                   269,984
   3,225     Johnson & Johnson               190,597
   4,650     Merck & Company, Inc.           273,420
   5,975     Pfizer, Inc.                    238,104
   4,200     Schering-Plough
               Corporation                   150,402
                                         -----------
                                           1,122,507
                                         -----------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 4.2%
   5,860     Intel Corporation               184,297
   5,750     Micron Technology, Inc.+        178,250
   1,150     Novellus Systems, Inc.+          45,367
   2,575     Texas Instruments, Inc.          72,100
                                         -----------
                                             480,014
                                         -----------

SHARES                                         VALUE
----------------------------------------------------
     SOFTWARE -- 7.3%
   8,845     Microsoft Corporation+      $   585,981
   7,155     Oracle Systems
               Corporation+                   98,811
   3,525     VERITAS Software
               Corporation+                  158,026
                                         -----------
                                             842,818
                                         -----------
     SPECIALTY RETAIL -- 3.6%
   5,925     Bed Bath & Beyond, Inc.+        200,857
   4,075     Home Depot, Inc.                207,866
                                         -----------
                                             408,723
                                         -----------
     WIRELESS TELECOMMUNICATION SERVICES -- 1.4%
  15,090     Crown Castle International
               Corporation+                  161,161
                                         -----------
TOTAL COMMON STOCKS
  (Cost $12,949,224)                      11,442,894
                                         -----------

TOTAL INVESTMENTS
  (Cost $12,949,224*)       99.5%      11,442,894
OTHER ASSETS AND
  LIABILITIES (NET)          0.5           61,584
                           -----      -----------
NET ASSETS                 100.0%     $11,504,478
                           =====      ===========

------------
* Aggregate cost for Federal tax purposes is $13,170,973.
+ Non-income producing security.

ABBREVIATION:
NYR -- New York Registered Shares

                       See Notes to Financial Statements.

Munder Future Technology Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 94.1%
     COMMUNICATION EQUIPMENT -- 20.8%
    289,700    Brocade
                 Communications
                 Systems, Inc.+       $  9,594,864
  2,414,000    Cisco Systems, Inc.+     43,717,540
    107,000    Comverse Technology,
                 Inc.+                   2,393,590
    781,000    Enterasys Networks,
                 Inc.+                   6,911,850
    289,000    JDS Uniphase
                 Corporation+            2,508,520
    517,000    QUALCOMM, Inc.+          26,108,500
    438,000    REMEC, Inc.+              4,375,620
    805,900    UTStarcom, Inc.+         22,968,150
                                      ------------
                                       118,578,634
                                      ------------
     COMPUTERS & PERIPHERALS -- 15.5%
    591,000    Dell Computer
                 Corporation+           16,063,380
    383,000    EMC Corporation+          5,147,520
    293,000    Hewlett Packard
                 Company                 6,018,220
    392,000    International
                 Business Machines
                 Corporation            47,416,320
    166,000    Lexmark
                 International,
                 Inc.+                   9,794,000
    330,000    Sun Microsystems,
                 Inc.+                   4,059,000
                                      ------------
                                        88,498,440
                                      ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.1%
    480,000    Applied Micro
                 Circuits
                 Corporation+            5,433,600
    200,500    Rudolph Technologies,
                 Inc.+                   6,881,160
                                      ------------
                                        12,314,760
                                      ------------
     INTERNET SOFTWARE & SERVICES -- 4.9%
    439,000    Check Point Software
                 Technologies Ltd.+     17,511,710
    625,000    webMethods, Inc.+        10,475,000
                                      ------------
                                        27,986,710
                                      ------------
     IT CONSULTING & SERVICES -- 5.0%
    414,000    Electronic Data
                 Systems Corporation    28,379,700
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 22.3%
    763,000    Altera Corporation+    $ 16,190,860
    142,000    Analog Devices, Inc.+     6,303,380
  1,627,000    Intel Corporation        51,169,150
    255,800    Micron Technology,
                 Inc.+                   7,929,800
    180,000    Novellus Systems,
                 Inc.+                   7,101,000
    194,000    RF Micro Devices,
                 Inc.+                   3,730,620
  1,252,700    Texas Instruments,
                 Inc.                   35,075,600
                                      ------------
                                       127,500,410
                                      ------------
     SOFTWARE -- 21.4%
    157,000    Bea Systems, Inc.+        2,417,800
    131,750    Citrix Systems, Inc.+     2,985,455
    729,200    Microsoft
                 Corporation+           48,309,500
    169,000    Network Associates,
                 Inc.+                   4,368,650
  1,427,625    Oracle Systems
                 Corporation+           19,715,501
     74,000    PeopleSoft, Inc.+         2,974,800
    586,000    Quest Software, Inc.+    12,956,460
    634,000    VERITAS Software
                 Corporation+           28,422,220
                                      ------------
                                       122,150,386
                                      ------------
     TELECOMMUNICATIONS EQUIPMENT -- 0.4%
    568,000    Alvarion Ltd.+            2,095,920
    326,086    Bandwidth9, Inc.***         150,000
                                      ------------
                                         2,245,920
                                      ------------
     WIRELESS TELECOMMUNICATION SERVICES -- 1.7%
    401,000    Sprint Corp. - PCS
                 Group+                  9,788,410
                                      ------------
TOTAL COMMON STOCKS
  (Cost $757,943,174)                  537,443,370
                                      ------------
LIMITED PARTNERSHIP -- 1.6%
 10,000,000    Blue Stream Ventures
                 L.P.+, ***              8,798,840
    675,000    Nea X Ltd.***               593,698
                                      ------------
                                         9,392,538
                                      ------------
TOTAL LIMITED PARTNERSHIP
  (Cost $10,646,497)                     9,392,538
                                      ------------

                       See Notes to Financial Statements.

Munder Future Technology Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
INVESTMENT COMPANY SECURITIES -- 0.8%
  (Cost $4,556,632)
    112,950    Nasdaq-100 Shares+     $  4,394,885
                                      ------------
PRINCIPAL
AMOUNT
-----------
REPURCHASE AGREEMENT -- 4.9%
  (Cost $27,797,000)
$27,797,000    Agreement with State
                 Street Bank and
                 Trust Company,
                 1.550% dated
                 12/31/2001, to be
                 repurchased at
                 $28,071,417 on
                 01/02/2002,
                 collateralized by
                 $28,370,000 U.S.
                 Treasury Bill,
                 1.620% maturing
                 01/03/2003 (value
                 $28,366,181) and
                 $185,000 U.S.
                 Treasury Bond,
                 13.250% maturing
                 05/15/2014 (value
                 $280,506)              27,797,000
                                      ------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $91,437,644)       16.0%     $ 91,437,644
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $892,380,947*)    117.4%      670,465,437
OTHER ASSETS AND
  LIABILITIES (NET)       (17.4)      (99,484,763)
                          -----      ------------
NET ASSETS                100.0%     $570,980,674
                          =====      ============

------------
  * Aggregate cost for Federal tax purposes is $910,895,819.
 ** As of December 31, 2001, the market value of the securities on loan is $87,566,199. Collateral received for securities on loan is invested as follows: $29,267,000 in the SSGA U.S. Government Money Market Fund, $2,210,000 in the SSGA U.S. Treasury Money Market Fund, $16,768,000 in the SSGA Prime Money Market Fund, $20,325,535 in the SSGA Money Market Fund, $272,000 in State Street Time Deposit and the remaining $22,595,109 in State Street Navigator Securities Lending Trust-Prime Portfolio.
*** Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At December 31, 2001 these securities represent 1.7% of net assets.

    SECURITY                 ACQUISITION DATE    ACQUISITION COST
    -------------------------------------------------------------
    Bandwidth 9, Inc.            11/01/00           $2,999,991
    Blue Stream Ventures
      L.P.                       07/31/00            3,000,000
                                 10/16/00            3,000,000
                                 05/25/01            2,000,000
                                 12/13/01            2,000,000
    Nea X Ltd.                   10/26/00              287,332
                                 01/05/01              143,666
                                 07/27/01               71,833
                                 09/26/01              143,666

------------
  + Non-income producing security.
 ++ Affiliated security.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 98.9%
     AEROSPACE & DEFENSE -- 1.5%
     19,900   General Dynamics
                Corporation         $    1,584,836
     10,000   Goodrich (B.F.)
                Company                    266,200
     80,150   Honeywell
                International,
                Inc.                     2,710,673
     43,442   Lockheed Martin
                Corporation              2,027,438
     10,800   Northrop Grumman
                Corporation              1,088,748
     38,500   Raytheon Company           1,250,095
     18,000   Rockwell Collins,
                Inc.                       351,000
     82,498   The Boeing Company         3,199,273
     46,192   United Technologies
                Corporation              2,985,389
                                    --------------
                                        15,463,652
                                    --------------
     AIRLINES -- 0.2%
     15,100   AMR Corporation+             334,767
     12,100   Delta Air Lines,
                Inc.                       354,046
     75,418   Southwest Airlines
                Company                  1,393,725
      6,700   US Airways Group,
                Inc.+                       42,478
                                    --------------
                                         2,125,016
                                    --------------
     AIR FREIGHT & COURIERS -- 0.2%
     29,360   FedEx Corporation+         1,523,197
                                    --------------
     AUTOMOBILES -- 0.7%
    178,516   Ford Motor Company         2,806,272
     54,700   General Motors
                Corporation              2,658,420
     29,800   Harley-Davidson,
                Inc.                     1,618,438
                                    --------------
                                         7,083,130
                                    --------------
     AUTO COMPONENTS -- 0.3%
      7,200   Cooper Tire & Rubber
                Company                    114,912
     14,618   Dana Corporation             202,898
     55,133   Delphi Automotive
                Systems
                Corporation                753,117
     16,100   Goodyear Tire &
                Rubber Company             383,341
      8,600   Johnson Controls,
                Inc.                       694,450

SHARES                                       VALUE
--------------------------------------------------
     AUTO COMPONENTS (CONTINUED)
      5,650   Snap-On, Inc.         $      190,179
     12,300   TRW, Inc.                    455,592
     12,967   Visteon Corporation          195,023
                                    --------------
                                         2,989,512
                                    --------------
     BANKS -- 5.8%
     35,950   AmSouth
                Bancorporation             679,455
    155,099   Bank of America
                Corporation              9,763,482
     72,600   Bank of New York
                Company, Inc.            2,962,080
    114,805   Bank One Corporation       4,483,135
     44,700   BB&T Corporation           1,614,117
     22,114   Charter One
                Financial, Inc.            600,395
     17,500   Comerica, Inc.             1,002,750
     56,939   Fifth Third
                Bancorporation           3,492,069
    103,003   FleetBoston
                Financial
                Corporation              3,759,610
     15,600   Golden West
                Financial
                Corporation                918,060
     24,842   Huntington
                Bancshares, Inc.           427,034
     41,700   KeyCorp                    1,014,978
     46,100   Mellon Financial
                Corporation              1,734,282
     59,700   National City
                Corporation              1,745,628
     22,000   Northern Trust
                Corporation              1,324,840
     28,000   PNC Financial
                Services Group           1,573,600
     22,500   Regions Financial
                Corporation                673,650
     33,800   Southtrust
                Corporation                833,846
     28,500   SunTrust Banks, Inc.       1,786,950
     28,600   Synovus Financial
                Corporation                716,430
    192,268   U.S. Bancorp               4,024,169
     13,600   Union Planters
                Corporation                613,768
    134,104   Wachovia Corporation       4,205,502

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     BANKS (CONTINUED)
     86,246   Washington Mutual,
                Inc.                $    2,820,244
    167,060   Wells Fargo &
                Company                  7,258,757
      9,100   Zions Bancorporation         478,478
                                    --------------
                                        60,507,309
                                    --------------
     BEVERAGES -- 2.5%
     87,200   Anheuser-Busch
                Companies, Inc.          3,942,312
      6,700   Brown-Forman
                Corporation, Class
                B                          419,420
    245,100   Coca-Cola Company         11,556,465
     43,900   Coca-Cola
                Enterprises, Inc.          831,466
      3,600   Coors (Adolph)
                Company, Class B           192,240
     28,000   Pepsi Bottling
                Group, Inc.                658,000
    172,470   PepsiCo, Inc.              8,397,564
                                    --------------
                                        25,997,467
                                    --------------
     BIOTECHNOLOGY -- 1.1%
    102,900   Amgen, Inc.+               5,807,676
     14,500   Biogen, Inc.+                831,575
     18,600   Chiron Corporation+          815,424
     20,900   Genzyme Corporation+       1,251,074
     53,700   Immunex Corporation+       1,488,027
     21,100   MedImmune, Inc.+             977,985
                                    --------------
                                        11,171,761
                                    --------------
     BUILDING PRODUCTS -- 0.1%
      5,975   Crane Company                153,199
     45,300   Masco Corporation          1,109,850
                                    --------------
                                         1,263,049
                                    --------------
     CHEMICALS -- 1.2%
     22,400   Air Products &
                Chemicals, Inc.          1,050,784
     88,876   Dow Chemical Company       3,002,231
    101,049   dupont (E.I.) de
                Nemours & Company        4,295,593
      7,475   Eastman Chemical
                Company                    291,674

SHARES                                       VALUE
--------------------------------------------------
     CHEMICALS (CONTINUED)
     12,850   Engelhard
                Corporation         $      355,688
      4,900   Great Lakes Chemical
                Corporation                118,972
     10,600   Hercules, Inc.               106,000
      9,300   International
                Flavors &
                Fragrances, Inc.           276,303
     16,500   PPG Industries, Inc.         853,380
     15,900   Praxair, Inc.                878,475
     21,652   Rohm & Haas Company          749,809
      7,212   Sigma-Aldrich
                Corporation                284,225
                                    --------------
                                        12,263,134
                                    --------------
     COMMERCIAL SERVICES & SUPPLIES -- 2.0%
     19,400   Allied Waste
                Industries, Inc.+          272,764
     60,800   Automatic Data
                Processing, Inc.         3,581,120
     10,800   Avery Dennison
                Corporation                610,524
     18,100   Block (H & R), Inc.          809,070
     96,713   Cendant Corporation+       1,896,542
     16,600   Cintas Corporation           796,800
     49,600   Concord EFS, Inc.+         1,625,888
     17,000   Convergys
                Corporation+               637,330
      6,500   Deluxe Corporation           270,270
     11,300   Donnelley (R.R.) &
                Sons Company               335,497
     12,600   Ecolab, Inc.                 507,150
     14,300   Equifax, Inc.                345,345
     37,592   First Data
                Corporation              2,949,092
     18,300   Fiserv, Inc.+                774,456
     28,980   IMS Health, Inc.             565,400
     36,750   Paychex, Inc.              1,280,738
     24,000   Pitney Bowes, Inc.           902,640
     17,300   Robert Half
                International,
                Inc.+                      461,910
     13,007   Sabre Holdings
                Corporation, Class
                A+                         550,846
     61,853   Waste Management,
                Inc.                     1,973,729
                                    --------------
                                        21,147,111
                                    --------------

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     COMMUNICATION EQUIPMENT -- 2.8%
     77,800   ADC
               Telecommunications,
                Inc.+               $      357,880
      8,037   Andrew Corporation+          175,930
     28,312   Avaya, Inc.+                 343,991
     32,200   CIENA Corporation+           460,782
    722,900   Cisco Systems, Inc.+      13,091,719
     18,300   Comverse Technology,
                Inc.+                      409,371
     93,229   Corning, Inc.                831,602
    130,900   JDS Uniphase
                Corporation+             1,136,212
    336,545   Lucent Technologies,
                Inc.                     2,116,868
    219,341   Motorola, Inc.             3,294,502
    315,500   Nortel Networks
                Corporation              2,366,250
     75,300   QUALCOMM, Inc.+            3,802,650
     15,400   Scientific-Atlanta,
                Inc.                       368,676
     40,300   Tellabs, Inc.+               602,888
                                    --------------
                                        29,359,321
                                    --------------
     COMPUTERS & PERIPHERALS -- 4.1%
     34,600   Apple Computer,
                Inc.+                      757,740
    166,923   Compaq Computer
                Corporation              1,629,168
    257,200   Dell Computer
                Corporation+             6,990,696
    218,400   EMC Corporation            2,935,296
     31,800   Gateway 2000, Inc.+          255,672
    191,200   Hewlett Packard
                Company                  3,927,248
    169,800   International
                Business Machines
                Corporation             20,539,008
     12,800   Lexmark
                International
                Group, Inc., Class
                A+                         755,200
      9,500   NCR Corporation+             350,170
     32,600   Network Appliance,
                Inc.+                      712,962

SHARES                                       VALUE
--------------------------------------------------
     COMPUTERS & PERIPHERALS (CONTINUED)
     55,953   Palm, Inc.+           $      217,098
    319,500   Sun Microsystems,
                Inc.+                    3,929,850
                                    --------------
                                        43,000,108
                                    --------------
     CONSTRUCTION MATERIALS -- 0.0%#
     10,000   Vulcan Materials
                Company                    479,400
                                    --------------
     CONSTRUCTION & ENGINEERING -- 0.0%#
      7,800   Fluor Corporation            291,720
      6,000   McDermott
                International,
                Inc.+                       73,620
                                    --------------
                                           365,340
                                    --------------
     CONTAINERS & PACKAGING -- 0.1%
      2,800   Ball Corporation             197,960
      5,300   Bemis Company, Inc.          260,654
     15,600   Pactiv Corporation+          276,900
      8,269   Sealed Air
                Corporation+               337,541
      4,900   Temple-Inland, Inc.          277,977
                                    --------------
                                         1,351,032
                                    --------------
     DIVERSIFIED FINANCIALS -- 7.4%
    131,500   American Express
                Company                  4,693,235
      9,342   Bear Stearns
                Companies, Inc.            547,815
     21,200   Capital One
                Financial
                Corporation              1,143,740
    134,659   Charles Schwab
                Corporation              2,083,175
    507,072   Citigroup, Inc.           25,596,995
     12,000   Countrywide Credit
                Industries, Inc.           491,640
     98,500   Federal National
                Mortgage
                Association              7,830,750
     25,700   Franklin Resources,
                Inc.                       906,439
     68,500   Freddie Mac                4,479,900
     45,106   Household
                International,
                Inc.                     2,613,442
    194,492   J. P. Morgan Chase &
                Company                  7,069,784

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     DIVERSIFIED FINANCIALS (CONTINUED)
     23,500   Lehman Brothers
                Holdings, Inc.      $    1,569,800
     83,952   MBNA Corporation           2,955,110
     83,400   Merrill Lynch &
                Company, Inc.            4,346,808
     15,340   Moody's Corporation          611,452
    108,078   Morgan Stanley, Dean
                Witter and Company       6,045,883
     28,000   Providian, LLC                99,400
     32,100   State Street
                Corporation              1,677,225
     21,800   Stilwell Financial,
                Inc.                       593,396
     12,100   T. Rowe Price Group,
                Inc.                       420,233
     15,500   USA Education, Inc.        1,302,310
                                    --------------
                                        77,078,532
                                    --------------
     DIVERSIFIED TELECOMMUNICATION SERVICES --4.8%
     30,566   ALLTEL Corporation         1,886,839
    348,705   AT&T Corporation           6,325,508
    185,000   BellSouth
                Corporation              7,057,750
     13,800   CenturyTel, Inc.             452,640
     27,600   Citizens
                Communications
                Company+                   294,216
    164,070   Qwest Communications
                International,
                Inc.                     2,318,309
    331,275   SBC Communications        12,976,042
     87,400   Sprint Corporation         1,754,992
    267,506   Verizon
                Communications,
                Inc.                    12,695,835
    290,710   WorldCom, Inc.             4,093,197
                                    --------------
                                        49,855,328
                                    --------------
     ELECTRIC UTILITIES -- 2.4%
     52,500   AES Corporation+             858,375
     12,300   Allegheny Energy,
                Inc.                       445,506
     13,500   Ameren Corporation           571,050
     31,740   American Electric
                Power Company,
                Inc.                     1,381,642
     30,100   Calpine Corporation+         505,379
     15,634   Cinergy Corporation          522,645

SHARES                                       VALUE
--------------------------------------------------
     ELECTRIC UTILITIES (CONTINUED)
     13,100   CMS Energy
                Corporation         $      314,793
     20,900   Consolidated Edison
                Company                    843,524
     16,150   Constellation Energy
                Group                      428,783
     25,801   Dominion Resources,
                Inc.                     1,550,640
     16,000   DTE Energy Company           671,040
     76,540   Duke Energy
                Corporation              3,004,960
     32,000   Edison International         483,200
     21,800   Entergy Corporation          852,598
     31,662   Exelon Corporation         1,515,977
     29,321   FirstEnergy
                Corporation              1,025,649
     17,400   FPL Group, Inc.              981,360
     39,393   Mirant Corporation+          631,076
     15,900   Niagara Mohawk
                Holdings, Inc.+            281,907
     38,300   PG & E Corporation           736,892
      8,300   Pinnacle West
                Capital
                Corporation                347,355
     14,300   PPL Corporation              498,355
     21,600   Progress Energy,
                Inc.                       972,648
     20,400   Public Service
                Enterprise                 860,676
     29,395   Reliant Energy, Inc.         779,555
     68,500   Southern Company           1,736,475
     13,800   TECO Energy, Inc.            362,112
     26,115   TXU Corporation            1,231,322
     34,060   Xcel Energy, Inc.            944,824
                                    --------------
                                        25,340,318
                                    --------------
     ELECTRICAL EQUIPMENT -- 0.4%
     19,300   American Power
                Conversion
                Corporation+               279,078
      9,200   Cooper Industries,
                Inc.                       321,264
     42,200   Emerson Electric
                Company                  2,409,620
     19,300   Molex, Inc.                  597,335
      7,800   Power-One, Inc.+              81,198
     18,000   Rockwell
                International
                Corporation                321,480

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     ELECTRICAL EQUIPMENT (CONTINUED)
     22,550   Symbol Technologies,
                Inc.                $      358,094
      5,600   Thomas & Betts
                Corporation                118,440
                                    --------------
                                         4,486,509
                                    --------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.5%
     45,449   Agilent
                Technologies,
                Inc.+                    1,295,751
     19,400   Jabil Circuit, Inc.+         440,768
      4,700   Millipore
                Corporation                285,290
     12,000   PerkinElmer, Inc.            420,240
     51,200   Sanmina Corporation+       1,018,880
     80,900   Solectron
                Corporation+               912,552
      9,100   Tektronix, Inc.+             234,598
     17,500   Thermo Electron
                Corporation                417,550
     12,900   Waters Corporation+          499,875
                                    --------------
                                         5,525,504
                                    --------------
     ENERGY EQUIPMENT & SERVICES -- 0.7%
     33,120   Baker Hughes, Inc.         1,207,886
     42,200   Halliburton Company          552,820
     13,900   Nabors Industries,
                Inc.+                      477,187
     13,000   Noble Drilling
                Corporation+               442,520
      9,300   Rowan Companies,
                Inc.+                      180,141
     56,730   Schlumberger Ltd.          3,117,314
     31,415   Transocean Sedco
                Forex, Inc.              1,062,455
                                    --------------
                                         7,040,323
                                    --------------
     FOOD & DRUG RETAILING -- 1.1%
     39,893   Albertson's, Inc.          1,256,231
     38,582   CVS Corporation            1,142,027
     79,200   Kroger Company+            1,652,904
     49,500   Safeway, Inc.+             2,066,625
     13,000   Supervalu, Inc.              287,560
     65,700   SYSCO Corporation          1,722,654
    100,400   Walgreen Company           3,379,464
     13,900   Winn Dixie Stores,
                Inc.                       198,075
                                    --------------
                                        11,705,540
                                    --------------

SHARES                                       VALUE
--------------------------------------------------
     FOOD PRODUCTS -- 1.4%
     65,212   Archer-Daniels-Midland
                Company             $      935,792
     40,400   Campbell Soup
                Company                  1,206,748
     53,050   ConAgra, Inc.              1,260,998
     35,800   General Mills, Inc.        1,861,958
     34,400   Heinz (H.J.) Company       1,414,528
     13,400   Hershey Foods
                Corporation                907,180
     40,000   Kellogg Company            1,204,000
     77,200   Sara Lee Corporation       1,716,156
     56,432   Unilever NV, NYR           3,251,048
     22,200   Wrigley (Wm) Jr.
                Company                  1,140,414
                                    --------------
                                        14,898,822
                                    --------------
     GAS UTILITIES -- 0.4%
     50,220   El Paso Corporation        2,240,314
     13,600   KeySpan Corporation          471,240
     11,000   Kinder Morgan, Inc.          612,590
      4,400   NICOR, Inc.                  183,216
     20,232   NiSource, Inc.               466,550
      3,400   People's Energy
                Corporation                128,962
     20,278   Sempra Energy                497,825
                                    --------------
                                         4,600,697
                                    --------------
     HEALTH CARE EQUIPMENT & SUPPLIES -- 1.6%
     20,800   Applera
                Corporation -
                Applied Biosystems
                Group                      816,816
      5,000   Bard (C.R.), Inc.            322,500
      5,300   Bausch & Lomb, Inc.          199,598
     58,200   Baxter
                International,
                Inc.                     3,121,266
     25,500   Becton, Dickinson &
                Company                    845,325
     26,600   Biomet, Inc.                 821,940
     39,800   Boston Scientific
                Corporation+               959,976
     30,000   Guidant Corporation+       1,494,000
    119,300   Medtronic, Inc.            6,109,353
      8,550   St. Jude Medical,
                Inc.+                      663,907

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
     19,400   Stryker Corporation   $    1,132,378
     19,144   Zimmer Holdings,
                Inc.+                      584,658
                                    --------------
                                        17,071,717
                                    --------------
     HEALTH CARE PROVIDERS & SERVICES -- 1.4%
     14,014   Aetna, Inc.                  462,322
     10,100   AmerisourceBergen
                Corporation                641,855
     44,411   Cardinal Health,
                Inc.                     2,871,615
     14,300   CIGNA Corporation          1,324,895
     50,777   HCA-The Healthcare
                Company                  1,956,946
     24,100   Health Management
                Associates, Inc.+          443,440
     38,689   HEALTHSOUTH
                Corporation+               573,371
     16,600   Humana, Inc.+                195,714
     10,050   Manor Care, Inc.+            238,285
     28,047   McKesson HBOC, Inc.        1,048,958
     11,800   Quintiles
                Transnational
                Corporation+               189,390
     32,100   Tenet Healthcare
                Corporation+             1,884,912
     30,700   UnitedHealth Group,
                Inc.                     2,172,639
      6,300   Wellpoint Health
                Networks, Inc.+            736,155
                                    --------------
                                        14,740,497
                                    --------------
     HOTELS, RESTAURANTS & LEISURE -- 1.0%
     57,800   Carnival
                Corporation, Class
                A                        1,623,024
     11,500   Darden Restaurants,
                Inc.                       407,100
     11,100   Harrah's
                Entertainment,
                Inc.+                      410,811
     36,400   Hilton Hotels
                Corporation                397,488
      8,650   International Game
                Technology+                590,795
     23,800   Marriott
                International,
                Inc.                       967,470

SHARES                                       VALUE
--------------------------------------------------
     HOTELS, RESTAURANTS & LEISURE (CONTINUED)
    126,700   McDonald's
                Corporation         $    3,353,749
     37,500   Starbucks
                Corporation+               714,375
     19,600   Starwood Hotels &
                Resorts Worldwide,
                Inc.                       585,060
     14,340   Tricon Global
                Restaurants, Inc.+         705,528
     10,300   Wendy's
                International,
                Inc.                       300,451
                                    --------------
                                        10,055,851
                                    --------------
     HOUSEHOLD DURABLES -- 0.4%
      6,200   American Greetings
                Corporation, Class
                A                           85,436
      7,900   Black & Decker
                Corporation                298,067
      6,000   Centex Corporation           342,540
     14,600   Fortune Brands, Inc.         578,014
      5,000   KB HOME                      200,500
     19,300   Leggett & Platt,
                Inc.                       443,900
      7,700   Maytag Corporation           238,931
     26,297   Newell Rubbermaid,
                Inc.                       725,008
      5,809   Pulte Corporation            259,488
      8,400   Stanley Works                391,188
      5,600   Tupperware
                Corporation                107,800
      6,600   Whirlpool
                Corporation                483,978
                                    --------------
                                         4,154,850
                                    --------------
     HOUSEHOLD PRODUCTS -- 1.7%
     22,924   Clorox Company               906,644
     54,400   Colgate-Palmolive
                Company                  3,141,600
     51,794   Kimberly-Clark
                Corporation              3,097,281
    127,600   Procter & Gamble
                Company                 10,096,988
                                    --------------
                                        17,242,513
                                    --------------

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     INDUSTRIAL CONGLOMERATES -- 5.4%
    978,400   General Electric
                Company             $   39,214,272
     38,600   Minnesota Mining &
                Manufacturing
                Company                  4,562,906
     13,900   Textron, Inc.                576,294
    196,666   Tyco International
                Ltd.                    11,583,627
                                    --------------
                                        55,937,099
                                    --------------
     INSURANCE -- 4.2%
     51,500   AFLAC, Inc.                1,264,840
     70,320   Allstate Corporation       2,369,784
     10,450   Ambac Financial
                Group, Inc.                604,637
    257,478   American
                International
                Group, Inc.             20,443,753
     26,525   Aon Corporation              942,168
     16,699   Chubb Corporation          1,152,231
     15,900   Cincinnati Financial
                Corporation                606,585
     33,998   Conseco, Inc.+               151,631
     24,200   Hartford Financial
                Services Group,
                Inc.                     1,520,486
     14,825   Jefferson-Pilot
                Corporation                685,953
     29,400   John Hancock
                Financial
                Services, Inc.           1,214,220
     18,700   Lincoln National
                Corporation                908,259
     18,900   Loews Corporation          1,046,682
     27,100   Marsh & McLennan
                Companies, Inc.          2,911,895
     14,600   MBIA, Inc.                   782,998
     71,400   MetLife, Inc.              2,261,952
     10,500   MGIC Investment
                Corporation                648,060
      7,200   Progressive
                Corporation              1,074,960
     12,500   SAFECO Corporation           389,375
     20,458   St. Paul Companies,
                Inc.                       899,538
     12,300   Torchmark, Inc.              483,759

SHARES                                       VALUE
--------------------------------------------------
     INSURANCE (CONTINUED)
     23,796   UnumProvident
                Corporation         $      630,832
     13,150   XL Capital Ltd.,
                Class A                  1,201,384
                                    --------------
                                        44,195,982
                                    --------------
     INTERNET SOFTWARE & SERVICES -- 0.1%
     56,100   Yahoo!, Inc.+                995,214
                                    --------------
     IT CONSULTING & SERVICES -- 0.4%
     16,800   Computer Sciences
                Corporation+               822,864
     46,700   Electronic Data
                Systems
                Corporation              3,201,285
     12,500   Sapient Corporation+          96,500
     31,500   Unisys Corporation+          395,010
                                    --------------
                                         4,515,659
                                    --------------
     LEISURE EQUIPMENT & PRODUCTS -- 0.2%
      8,600   Brunswick
                Corporation                187,136
     28,600   Eastman Kodak
                Company                    841,698
     17,150   Hasbro, Inc.                 278,345
     42,511   Mattel, Inc.                 731,189
                                    --------------
                                         2,038,368
                                    --------------
     MACHINERY -- 0.9%
     33,800   Caterpillar, Inc.          1,766,050
      4,100   Cummins Engine, Inc.         158,014
     14,100   Danaher Corporation          850,371
     23,200   Deere & Company            1,012,912
     20,100   Dover Corporation            745,107
      6,800   Eaton Corporation            505,988
     29,879   Illinois Tool Works,
                Inc.                     2,023,406
     16,550   Ingersoll-Rand
                Company                    691,955
      8,600   ITT Industries, Inc.         434,300
      5,880   Navistar
                International
                Corporation                232,260
      7,540   PACCAR, Inc.                 494,775
     12,033   Pall Corporation             289,514
     11,550   Parker-Hannifin
                Corporation                530,261
                                    --------------
                                         9,734,913
                                    --------------

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     MEDIA -- 4.0%
    436,250   AOL Time Warner,
                Inc.+               $   14,003,625
     58,863   Clear Channel
                Communications+          2,996,715
     93,100   Comcast Corporation,
                Class A
                (non-voting)+            3,351,600
    200,908   Disney (Walt)
                Company                  4,162,814
      8,400   Dow Jones & Company,
                Inc.                       459,732
     26,000   Gannett Company,
                Inc.                     1,747,980
     37,200   Interpublic Group of
                Companies, Inc.          1,098,888
      8,300   Knight-Ridder, Inc.          538,919
     19,100   McGraw-Hill, Inc.          1,164,718
      4,900   Meredith Corporation         174,685
     14,900   New York Times
                Company, Class A           644,425
     18,300   Omnicom, Inc.              1,635,105
     10,900   TMP Worldwide, Inc.+         467,610
     29,400   Tribune Company            1,100,442
     20,700   Univision
                Communications,
                Inc.+                      837,522
    174,766   Viacom, Inc., Class
                B+                       7,715,919
                                    --------------
                                        42,100,699
                                    --------------
     METALS & MINING -- 0.7%
     31,650   Alcan Aluminum Ltd.        1,137,184
     83,736   Alcoa, Inc.                2,976,815
      7,913   Allegheny
                Technologies, Inc.         132,543
     52,827   Barrick Gold
                Corporation                842,591
     14,100   Freeport McMoRan
                Copper & Gold,
                Class B+                   188,799
     18,000   Inco Ltd.+                   304,920
     19,305   Newmont Mining
                Corporation                368,919
      7,700   Nucor Corporation            407,792
      7,715   Phelps Dodge
                Corporation                249,966
     32,300   Placer Dome, Inc.            352,393

SHARES                                       VALUE
--------------------------------------------------
     METALS & MINING (CONTINUED)
      8,740   USX-U.S.Steel Group,
                Inc.                $      158,281
      8,325   Worthington
                Industries, Inc.           118,215
                                    --------------
                                         7,238,418
                                    --------------
     MULTILINE RETAIL -- 3.8%
     11,180   Big Lots, Inc.+              116,272
     44,534   Costco Wholesale
                Corporation+             1,976,419
      8,400   Dillard's, Inc.              134,400
     32,581   Dollar General
                Corporation                485,457
     16,900   Family Dollar
                Stores, Inc.               506,662
     19,000   Federated Department
                Stores+                    777,100
     49,100   K-mart Corporation+          268,086
     33,000   Kohl's Corporation+        2,324,520
     29,350   May Department
                Stores Company           1,085,363
     13,200   Nordstrom, Inc.              267,036
     26,000   Penney (J.C.)
                Company, Inc.              699,400
     31,800   Sears, Roebuck &
                Company                  1,514,952
     89,000   Target Corporation         3,653,450
    439,300   Wal-Mart Stores,
                Inc.                    25,281,715
                                    --------------
                                        39,090,832
                                    --------------
     MULTI-UTILITIES -- 0.2%
     34,600   Dynegy, Inc., Class
                A                          882,300
     50,827   Williams Companies,
                Inc.                     1,297,105
                                    --------------
                                         2,179,405
                                    --------------
     OFFICE ELECTRONICS -- 0.1%
     71,000   Xerox Corporation            739,820
                                    --------------
     OIL & GAS -- 5.6%
      8,700   Amerada Hess
                Corporation                543,750
     24,520   Anadarko Petroleum
                Corporation              1,393,962
     13,530   Apache Corporation           674,876
      6,900   Ashland, Inc.                317,952

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     OIL & GAS (CONTINUED)
     19,765   Burlington
                Resources, Inc.     $      741,978
    105,011   ChevronTexaco
                Corporation              9,410,036
     61,626   Conoco, Inc.               1,744,016
     12,372   Devon Energy
                Corporation                478,178
     11,400   EOG Resources, Inc.          445,854
    674,196   Exxon Mobil
                Corporation             26,495,903
      9,837   Kerr-McGee
                Corporation                539,068
     36,800   Occidental Petroleum
                Corporation                976,304
     37,560   Phillips Petroleum
                Company                  2,263,365
    209,300   Royal Dutch
                Petroleum Company,
                NYR                     10,259,886
      7,700   Sunoco, Inc.                 287,518
     24,000   Unocal Corporation           865,680
     30,600   USX-Marathon Group           918,000
                                    --------------
                                        58,356,326
                                    --------------
     PAPER & FOREST PRODUCTS -- 0.5%
      5,700   Boise Cascade
                Corporation                193,857
     22,660   Georgia-Pacific
                Group                      625,643
     47,609   International Paper
                Company                  1,921,023
     10,200   Louisiana Land &
                Exploration
                Company                     86,088
      9,700   Mead Corporation             299,633
     10,050   Westvaco Corporation         285,922
     21,350   Weyerhaeuser Company       1,154,608
     10,800   Willamette
                Industries, Inc.           562,896
                                    --------------
                                         5,129,670
                                    --------------

SHARES                                       VALUE
--------------------------------------------------
     PERSONAL PRODUCTS -- 0.5%
      5,600   Alberto-Culver
                Company, Class B    $      250,544
     23,400   Avon Products, Inc.        1,088,100
    103,920   Gillette Company           3,470,928
                                    --------------
                                         4,809,572
                                    --------------
     PHARMACEUTICALS -- 10.1%
    153,000   Abbott Laboratories        8,529,750
     12,900   Allergan, Inc.               968,145
    130,000   American Home
                Products
                Corporation              7,976,800
    190,740   Bristol-Myers Squibb
                Company                  9,727,740
     17,400   Forest Laboratories,
                Inc.+                    1,425,930
    302,351   Johnson & Johnson         17,868,944
     24,083   King
                Pharmaceuticals,
                Inc.+                    1,014,617
    110,800   Lilly (Eli) &
                Company                  8,702,232
    224,200   Merck & Company,
                Inc.                    13,182,960
    619,625   Pfizer, Inc.              24,692,056
    127,079   Pharmacia
                Corporation              5,419,920
    144,200   Schering-Plough
                Corporation              5,163,802
     10,400   Watson
                Pharmaceuticals,
                Inc.+                      326,456
                                    --------------
                                       104,999,352
                                    --------------
     REAL ESTATE -- 0.2%
     40,800   Equity Office
                Properties Trust         1,227,264
     26,700   Equity Residential
                Properties Trust           766,557
                                    --------------
                                         1,993,821
                                    --------------
     ROAD & RAIL -- 0.4%
     38,089   Burlington Northern
                Santa Fe                 1,086,679
     21,100   CSX Corporation              739,555
     38,000   Norfolk Southern
                Corporation                696,540

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     ROAD & RAIL (CONTINUED)
      5,900   Ryder System, Inc.    $      130,685
     24,500   Union Pacific
                Corporation              1,396,500
                                    --------------
                                         4,049,959
                                    --------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 4.2%
     33,500   Advanced Micro
                Devices, Inc.+             531,310
     38,100   Altera Corporation+          808,482
     35,700   Analog Devices,
                Inc.+                    1,584,723
     80,500   Applied Materials,
                Inc.+                    3,228,050
     29,400   Applied Micro
                Circuits
                Corporation+               332,808
     25,900   Broadcom
                Corporation, Class
                A+                       1,058,533
     25,100   Conexant Systems,
                Inc.+                      360,436
    661,500   Intel Corporation         20,804,175
     18,200   KLA-Tencor
                Corporation+               901,992
     31,200   Linear Technology
                Corporation              1,218,048
     36,200   LSI Logic
                Corporation+               571,236
     31,799   Maxim Integrated
                Products, Inc.+          1,669,766
     59,100   Micron Technology,
                Inc.+                    1,832,100
     17,200   National
                Semiconductor
                Corporation+               529,588
     14,000   Novellus Systems,
                Inc.+                      552,300
     16,200   PMC-Sierra, Inc.+            344,412
      9,000   QLogic Corporation+          400,590
     17,800   Teradyne, Inc.+              536,492
    170,700   Texas Instruments,
                Inc.                     4,779,600
     18,800   Vitesse
                Semiconductor
                Corporation+               233,684
     32,900   Xilinx, Inc.+              1,284,745
                                    --------------
                                        43,563,070
                                    --------------

SHARES                                       VALUE
--------------------------------------------------
     SOFTWARE -- 5.1%
     23,400   Adobe Systems, Inc.   $      726,570
      5,400   Autodesk, Inc.               201,258
     24,057   BMC Software, Inc.+          393,813
     18,500   Citrix Systems,
                Inc.+                      419,210
     56,775   Computer Associates
                International,
                Inc.                     1,958,170
     36,700   Compuware
                Corporation+               432,693
     20,900   Intuit+                      894,102
      8,200   Mercury Interactive
                Corporation+               278,636
    530,800   Microsoft
                Corporation+            35,165,500
     35,700   Novell, Inc.+                163,863
     14,200   NVIDIA Corporation+          949,980
    548,200   Oracle Systems
                Corporation+             7,570,642
     26,000   Parametric
                Technology
                Corporation+               203,060
     29,887   PeopleSoft, Inc.+          1,201,457
     45,600   Siebel Systems,
                Inc.+                    1,275,888
     39,500   VERITAS Software
                Corporation+             1,770,785
                                    --------------
                                        53,605,627
                                    --------------
     SPECIALTY RETAIL -- 2.4%
     10,600   AutoZone, Inc.+              761,080
     28,500   Bed Bath & Beyond,
                Inc.+                      966,150
     20,800   Best Buy Company,
                Inc.+                    1,549,184
     20,500   Circuit City
                Stores -- Circuit
                City Group                 531,975
     84,987   Gap, Inc.                  1,184,719
    230,919   Home Depot, Inc.          11,779,178
     42,164   Limited, Inc.                620,654
     76,340   Lowes Companies,
                Inc.                     3,542,939
     30,300   Office Depot, Inc.+          561,762
     17,700   RadioShack
                Corporation                532,770
     15,200   Sherwin-Williams
                Company                    418,000
     45,450   Staples, Inc.+               849,915
     14,300   Tiffany & Company            450,021

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     SPECIALTY RETAIL (CONTINUED)
     26,900   TJX Companies, Inc.   $    1,072,234
     19,550   Toys R Us, Inc.+             405,467
                                    --------------
                                        25,226,048
                                    --------------
     TEXTILES & APPAREL -- 0.3%
     12,400   Jones Apparel Group,
                Inc.+                      411,308
      5,100   Liz Claiborne, Inc.          253,725
     26,600   NIKE, Inc., Class B        1,495,984
      5,800   Reebok International
                Ltd.+                      153,700
     10,900   V.F. Corporation             425,209
                                    --------------
                                         2,739,926
                                    --------------
     TOBACCO -- 1.0%
    213,500   Philip Morris
                Companies, Inc.          9,788,975
     16,300   UST, Inc.                    570,500
                                    --------------
                                        10,359,475
                                    --------------
     TRADING COMPANIES & DISTRIBUTORS -- 0.1%
     17,025   Genuine Parts
                Company                    624,818
      9,300   Grainger (W.W.),
                Inc.                       446,400
                                    --------------
                                         1,071,218
                                    --------------
     WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
    249,413   AT&T Wireless
                Services, Inc.+          3,584,065
     78,700   NEXTEL
                Communications,
                Inc.+                      862,552
     97,100   Sprint PCS+                2,370,211
                                    --------------
                                         6,816,828
                                    --------------
TOTAL COMMON STOCKS
  (Cost $809,344,598)                1,031,373,841
                                    --------------
PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. TREASURY BILL -- 0.4%
  (Cost $4,176,194)
$ 4,200,000   3.43%++ due
                2/28/2002**         $    4,176,194
                                    --------------
REPURCHASE AGREEMENT-- 1.2%
  (Cost $12,600,000)
 12,600,000   Agreement with State
                Street Bank and
                Trust Company,
                1.550% dated
                12/31/2001, to be
                repurchased at
                $12,601,085 on
                01/02/2002,
                collateralized by
                $12,860,000 U.S.
                Treasury Bill,
                1.620% maturing
                01/03/2002
                (value
                $12,853,570)            12,600,000
                                    --------------

TOTAL INVESTMENTS
  (Cost $826,120,792*)  100.5%      1,048,150,035
OTHER ASSETS AND
  LIABILITIES (NET)      (0.5)         (5,431,596)
                        -----      --------------
NET ASSETS              100.0%     $1,042,718,439
                        =====      ==============

------------
 * Aggregate cost for Federal tax purposes is $833,189,977.
** Security pledged as collateral for futures contracts.
 + Non-income producing security.
++ Rate represents annualized yield at date of purchase.
 # Amount represents less than 0.1% of net assets.

ABBREVIATION:
NYR -- New York Registered Shares

   NUMBER OF                                     UNREALIZED
   CONTRACTS                                    APPRECIATION
   ---------------------------------------------------------
      FUTURES CONTRACTS -- LONG POSITION
      58     S&P 500 Index March-2002             $117,086
                                                  ========

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 98.3%
    ARGENTINA -- 0.2%
     4,200    Banco Rio de la Plata
                SA                    $      6,474
       456    BBVA Banco Frances SA,
                ADR                          3,000
    16,900    Corporacion Mapfre,
                ADR                         19,592
     1,746    Grupo Financiero
                Galicia SA, ADR              5,570
       481    IRSA Inversiones Y
                Representaciones SA,
                GDR                          3,074
     1,220    Metrogas SA, ADR               7,930
     3,300    Perez Companc SA, ADR         41,217
     2,100    Siderca SAIC, ADR+            30,964
     3,700    Telecom Argentina
                Stet - France
                Telecom SA, ADR             24,124
     4,600    Telefonica de
                Argentina, ADR              45,770
     1,600    Transportadora de Gas
                del Sur SA, ADR              8,416
                                      ------------
                                           196,131
                                      ------------
     AUSTRALIA -- 2.8%
     2,950    Amcor Ltd., ADR               43,741
     6,050    Australia & New
                Zealand Bank, ADR          276,424
    34,158    BHP Ltd., ADR                365,832
     3,100    Boral Ltd., ADR               20,883
     2,500    Burns, Philip &
                Company Ltd., ADR            4,377
     9,800    Coca-Cola Amatil Ltd.,
                ADR                         60,007
     3,200    Coles Myer Ltd., ADR         109,280
     5,000    CSR Ltd., ADR                 69,514
       800    FH Faulding & Company,
                ADR                         26,218
    32,000    Foster's Brewing Group
                Ltd., ADR                   79,610
     8,852    Goldfields Ltd., ADR          42,844
     6,200    Goodman Fielder Ltd.,
                ADR                         17,519
     1,800    James Hardie
                Industries NV, ADR          27,630

SHARES                                       VALUE
--------------------------------------------------
     AUSTRALIA (CONTINUED)
     8,100    Lend Lease Corporation
                Ltd., ADR             $     53,703
     1,000    Lihir Gold Ltd., ADR+         11,850
    15,800    M.I.M. Holdings Ltd.,
                ADR                         18,440
     1,500    Mayne Nickless Ltd.,
                ADR                         26,413
     5,700    National Australia
                Bank Ltd., ADR             464,550
    10,200    News Corporation Ltd.,
                ADR                        324,462
     3,739    Normandy Mining Ltd.,
                ADR                         34,399
     1,100    Oil Search Ltd., ADR+          6,870
     3,500    Origin Energy Ltd.,
                ADR+                        20,066
     5,000    Pacific Dunlop Olympic
                Ltd., ADR                    9,950
     2,770    Rio Tinto Ltd., ADR          211,022
     3,300    Santos Ltd., ADR              41,019
       500    Simsmetal Ltd., ADR            5,877
       500    Sons of Gwalia, ADR            9,585
     2,700    Southcorp Holdings
                Ltd., ADR                   52,174
     4,500    St. George Bank Ltd.,
                ADR                         85,727
    16,000    Telstra Corporation
                Ltd., ADR                  223,200
     7,400    Westpac Banking Ltd.,
                ADR                        299,404
     5,600    WMC Ltd., ADR                109,200
    12,400    Woodside Petroleum
                Ltd., ADR                   84,998
                                      ------------
                                         3,236,788
                                      ------------
     AUSTRIA -- 0.1%
     3,720    EVN-Energie Versorgung
                Niederoesterreich
                AG, ADR                     30,616
     1,400    Flughafen Wien AG              9,349
     1,100    Mayr-Melnhof Karton
                AG, ADR                     13,016
     3,000    OMV AG, ADR                   50,281
     1,900    Telekom Austria AG,
                ADR+                        30,685

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     AUSTRIA (CONTINUED)
     3,300    VA Technologie AG, ADR  $      7,255
     3,200    Wienerberger
                Baustoffindustrie
                AG, ADR                      8,975
                                      ------------
                                           150,177
                                      ------------
     BELGIUM -- 0.1%
     1,600    Solvay SA, ADR                96,374
                                      ------------
     BERMUDA -- 0.5%
     4,300    ACE Ltd.                     172,645
     1,150    Asia Global Crossing
                Ltd.+                        1,368
     2,950    FLAG Telecom Holdings
                Ltd.+                        4,720
       400    Knightsbridge Tankers
                Ltd.                         6,440
     2,574    Marvell Technology
                Group Ltd.+                 92,201
       600    Max Re Capital Ltd.            9,396
       600    Orient-Express Hotel
                Ltd.+                       10,860
     1,200    PartnerRe Ltd.                64,800
     3,164    Tyco International
                Ltd.                       186,360
     1,300    Varitronix
                International Ltd.,
                ADR                          4,334
     1,000    W.P. Stewart & Company
                Ltd.                        26,200
                                      ------------
                                           579,324
                                      ------------
     BRAZIL -- 1.0%
     1,625    Aracruz Celulose SA,
                ADR                         29,543
       940    Brasil Telecom
                Participacoes SA,
                ADR                         38,991
     2,996    Cemig-Companhia
                Energetica de Minas,
                ADR                         42,791
    20,100    Centrais Eletricas
                Brasileiras SA, ADR        144,845
     2,010    Centrais Geradoras do
                Suldo Brasil SA, ADR        17,355

SHARES                                       VALUE
--------------------------------------------------
     BRAZIL (CONTINUED)
     2,900    Companhia de Bebidas
                das Americas, ADR     $     58,841
     3,500    Companhia de Bebidas
                das Americas CM             63,000
     2,700    Companhia Paranaense
                de Energia-Copel,
                ADR                         18,463
     1,600    Companhia Siderurgica
                Nacional, ADR               25,792
     2,500    Continental AG, ADR           32,832
       500    Copene - Petroquimica
                do Nordeste SA, ADR          4,988
     1,700    Embraer Empresa
                Brasileira de
                Aeronautica SA, ADR         37,621
     3,900    Embratel Participacoes
                SA, ADR                     16,224
     1,600    Gerdau SA, ADR                15,536
     2,900    Panamerican Beverages,
                Inc.                        43,094
       200    Perdigao SA, ADR               2,550
    12,300    Petroleo Brasileiro SA
                - Petrobras, ADR           286,590
       420    Tele Celular Sul
                Participacoes SA,
                ADR                          6,867
     1,733    Tele Centro Oeste
                Celular
                Participacoes SA,
                ADR                         12,131
       200    Tele Nordeste Celular
                Participacoes SA,
                ADR                          5,638
     4,837    Tele Norte Leste
                Participacoes SA,
                ADR                         75,602
       940    Tele Sudeste Celular
                Participacoes SA,
                ADR                         11,844
     3,900    Telecomunicacoes
                Brasileiras SA, ADR        156,000
       200    Telemig Celular
                Participacoes SA,
                ADR                          7,524
     1,000    Telesp - Telecomunicacoes
                de Sao Paulo SA, ADR        13,200
     1,880    Telesp Celular
                Participacoes SA,
                ADR                         17,409
                                      ------------
                                         1,185,271
                                      ------------

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     CANADA -- 5.0%
     3,500    Abitibi-Consolidated,
                Inc.                  $     25,620
     1,200    Agnico Eagle Mines
                Ltd.                        11,844
     2,700    Alberta Energy Company
                Ltd.                       102,195
       400    Alliance Atlantis
                Communications
                Corporation+                 4,528
     2,000    AT&T Canada, Inc.+            60,380
     1,300    Ballard Power Systems,
                Inc.+                       38,441
    10,300    Bank of Montreal             234,119
    83,500    Baytex Energy Ltd.+          229,162
    11,964    BCE, Inc.                    272,779
     1,700    Bell Canada
                International, Inc.+         1,343
     1,000    Biomira, Inc.+                 4,200
     2,900    Biovail Corporation+         163,125
       100    Boardwalk Equities,
                Inc.                           732
     5,450    Brascan Corporation           98,427
     2,900    Brookfield Properties
                Corporation                 49,880
     3,500    Canada Life Financial
                Corporation                 97,125
     8,000    Canadian Imperial Bank
                of Commerce                275,040
     3,600    Canadian National
                Railway Company            173,808
     2,500    Canadian Natural
                Resources Ltd.              61,000
     3,200    Celestica, Inc.              129,248
     5,100    CGI Group, Inc.+              38,505
     1,900    Cognos, Inc.+                 47,500
     1,500    Corel+                         2,850
       600    Corus Entertainment,
                Inc.+                       11,976
     1,300    Cott Corporation+             20,670
     3,650    CP Railway Ltd.               71,175
     1,825    CP Ships Ltd.+                19,820
       700    Creo Products, Inc.+           9,037
     1,000    Decoma International,
                Inc.                         9,470
     4,500    Domatar, Inc.                 45,360
       600    Dorel Industries,
                Inc.+                       11,892

SHARES                                       VALUE
--------------------------------------------------
     CANADA (CONTINUED)
         2    Dreco Energy Services
                Ltd.+                 $         42
     3,400    Enbridge, Inc.                92,548
       300    Fahnestock Viner
                Holdings, Inc.               8,490
     1,825    Fairmont Hotels &
                Resorts, Inc.               43,617
     1,211    Fording, Inc.                 21,641
       700    Four Seasons Hotels,
                Inc.                        32,732
     1,600    Goldcorp, Inc.                19,472
       800    GSI Lumonics, Inc.+            6,776
       400    Hollinger, Inc.                2,889
     8,500    Imperial Oil Ltd.            236,980
       600    Intertape Polymer
                Group, Inc.                  4,980
       300    Intier Automotive,
                Inc.                         3,819
       900    Intrawest Corporation         15,750
       850    Ipsco, Inc.                    9,775
    44,100    Kasten Chase Applied
                Research Ltd.+             102,474
       800    Kingsway Financial
                Services, Inc.+             10,048
     1,380    Magna Entertainment
                Corporation+                 9,660
     1,700    Magna International          107,899
     9,700    Manulife Financial
                Corporation                252,782
     5,400    Mds, Inc.                     64,260
     3,200    Methanex Corporation+         17,728
     3,000    Nexen, Inc.                   58,500
     4,900    Noranda, Inc.                 46,160
       800    North American
                Palladium Ltd.+              4,704
     1,850    NOVA Chemicals
                Corporation                 35,650
     4,993    PanCanadian Energy
                Corp.                      129,818
     5,300    Petro-Canada                 129,903
     1,200    Potash Corporation of
                Saskatchewan                73,656
       900    Precision Drilling
                Corporation+                23,238
     2,800    QLT Photo-
                Therapeutics, Inc.+         71,148
     1,900    Quebecor World, Inc.          42,864

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     CANADA (CONTINUED)
     1,600    Research In Motion
                Ltd.+                 $     37,952
       400    Rogers Wireless
                Communications,
                Inc.+                        5,820
    12,700    Royal Bank of Canada         413,639
     1,500    Royal Group
                Technologies Ltd.+          27,675
     3,600    Shaw Communications,
                Inc.                        76,320
     8,200    Sun Life Financial
                Services of Canada         177,120
     4,300    Suncor Energy, Inc.          141,642
       900    Supersol Ltd.                 17,901
   188,900    SureFire Commerce,
                Inc.+                      143,546
     2,470    Talisman Energy, Inc.         93,489
     2,220    Teck Cominco Ltd.,
                Class B+                    18,137
     3,515    TELUS Corporation             50,792
    12,100    The Toronto-Dominion
                Bank                       311,454
     9,052    TransCanada PipeLines
                Ltd.                       113,241
     3,200    Trizec Hahn
                Corporation                 50,240
       300    Wescast Industries,
                Inc.                         9,165
     2,500    West Coast Energy,
                Inc.                        66,075
     2,600    Zarlink Semiconductor,
                Inc.+                       29,250
                                      ------------
                                         5,784,712
                                      ------------
     CAYMAN ISLAND -- 0.1%
     2,400    Garmin Ltd.+                  51,168
     2,000    Xcelera, Inc.+                 4,100
                                      ------------
                                            55,268
                                      ------------
     CHILE -- 0.4%
       400    AFP Provida, ADR              11,000
       800    Banco de A. Edwards,
                ADR                         13,840
     2,500    Banco Santander Chile,
                ADR                         46,550
     2,100    Banco Santiago SA, ADR        46,725
       400    BBVA Banco BHIF, ADR           5,420

SHARES                                       VALUE
--------------------------------------------------
     CHILE (CONTINUED)
     1,400    Compania Cervecerias
                Unidas SA, ADR        $     24,920
     4,475    Compania de
                Telecomunicaciones
                de Chile SA, ADR+           60,233
       450    Cristalerias de Chile,
                ADR                          8,471
     2,000    Distribucion y
                Servicio D&S SA, ADR        26,200
     1,500    Embotelladora Andina
                SA, ADR                     14,625
     1,300    Embotelladora Andina
                SA, ADR                     10,270
     5,300    Empresa Nacional
                Electricidad SA, ADR        55,014
     2,960    Enersis SA, ADR               39,368
     2,000    Gener SA, ADR                 22,422
     1,400    Linea Aerea Nacional
                Chile SA, ADR               10,598
       800    Madeco, ADR+                   2,040
       600    Maderas Y Sintelicos
                Sociedad (Masisa),
                ADR                          7,758
       600    Quimica Minera Chile
                SA, ADR                     13,992
     2,400    Quinenco SA, ADR+             17,520
       300    Vina Concha Y Toro SA,
                ADR                         10,800
                                      ------------
                                           447,766
                                      ------------
     CHINA/HONG KONG -- 3.7%
    11,100    Amoy Properties Ltd.          57,295
     1,200    APT Satellite Holdings
                Ltd., ADR                    3,972
     3,000    ASAT Holdings Ltd.,
                ADR+                         4,950
       900    Asia Satellite
                Telecommunications
                Holdings Ltd., ADR          14,760
       900    AsiaInfo Holdings,
                Inc., ADR+                  15,678
    25,648    Bank East Asia Ltd.,
                ADR                         55,256

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     CHINA/HONG KONG (CONTINUED)
       700    Brilliance China
                Automotive Holdings
                Ltd., ADR             $     13,125
    12,900    Cathay Pacific
                Airways, ADR                82,715
    60,400    China Mobile (Hong
                Kong) Ltd., ADR+         1,055,792
     3,100    China Petroleum &
                Chemical Corporation
                (Sinopec), ADR              41,943
       400    China Southern
                Airlines Company
                Ltd., ADR+                   5,720
    22,700    China Unicom Ltd.,
                ADR+                       253,559
     2,200    chinadotcom
                Corporation+                 6,600
    46,500    CLP Holdings Ltd., ADR       177,402
     7,280    Dairy Farm
                International Ltd.,
                ADR+                        23,660
       779    Egana International
                Holdings Ltd.                5,726
     9,300    First Pacific Company
                Ltd., ADR                    5,725
     1,900    Guangshen Railway
                Company Ltd., ADR           15,960
     5,150    Hang Lung Development,
                ADR                         22,785
    36,000    Hang Seng Bank Ltd.,
                ADR                        395,878
    32,100    Henderson Land
                Development Company
                Ltd., ADR                  144,903
   105,226    Hong Kong and China
                Gas Ltd., ADR              128,870
    37,600    Hong Kong Electric
                Holdings Ltd., ADR         139,834
    10,100    Hong Kong Land
                Holdings, ADR               95,445
    16,300    Hopewell Holdings
                Ltd., ADR                    9,668
       800    Huaneng Power
                International, ADR          19,280

SHARES                                       VALUE
--------------------------------------------------
     CHINA/HONG KONG (CONTINUED)
    10,000    Hysan Development
                Ltd., ADR             $     20,134
    15,100    Jardine Matheson &
                Company Ltd., ADR           88,863
    11,800    Jardine Strategic
                Holding, ADR                62,068
     7,100    Johnson Electric
                Holdings, ADR               74,661
     1,600    Mandarin Oriental
                International Ltd.,
                ADR                          6,720
    19,700    New World Development
                Company Ltd., ADR           34,359
    39,595    Pacific Century
                CyberWorks Ltd.,
                ADR+                       106,906
    32,700    Petrochina Company
                Ltd., ADR                  582,060
     6,750    SCMP Group Ltd., ADR          21,208
     2,167    Shanghai Chlor-Alkali
                Chemical Company,
                ADR+                        16,383
     3,400    Shuntak Holdings Ltd.,
                ADR                          4,186
     2,900    Sinopec Shanghai
                Petrochemical
                Company Ltd., ADR           26,187
    44,500    Sun Hung Kai
                Properties Ltd., ADR       359,520
    17,500    Swire Pacific Ltd.            95,378
     3,900    Television Broadcasts
                Ltd., ADR                   33,809
       400    Yanzhou Coal Mining
                Company Ltd., ADR            6,300
                                      ------------
                                         4,335,243
                                      ------------
     CYPRUS -- 0.0%#
       300    A.C.L.N. Ltd.+                 2,781
                                      ------------
     DENMARK -- 0.3%
     6,050    Novo Nordisk AS, ADR         242,605
     8,400    TDC A/S, ADR                 147,840
                                      ------------
                                           390,445
                                      ------------

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     DOMINICAN REPUBLIC -- 0.0%#
       500    TRICOM SA, ADR+         $      1,875
                                      ------------
     FINLAND -- 2.2%
     1,100    American Group Ltd.,
                ADR                         14,446
     1,100    Instrumentarium
                Corporation, ADR            23,078
     2,962    Metso Oyj, ADR                30,953
    87,500    Nokia Oyj, ADR             2,146,375
    13,420    Sonera Oyj, ADR               65,221
    13,400    Stora Enso Oyj, ADR          164,284
     5,100    UPM-Kymmene Oyj, ADR         170,340
                                      ------------
                                         2,614,697
                                      ------------
     FRANCE -- 7.0%
     7,000    Accor SA, ADR                127,238
       700    ActivCard SA, ADR+             6,573
    18,493    Alcatel Alsthom Cie
                Generale D'Electric,
                ADR                        306,059
       300    Alcatel Optronics, ADR         2,025
     4,000    Alstom, ADR                   45,400
    14,478    Aventis SA, ADR            1,027,938
       700    Bouygues Offshore SA,
                ADR                         12,635
     1,200    Business Objects SA,
                ADR+                        40,560
    12,200    Canal Plus, ADR                7,778
     1,500    Ciments Francais SA,
                ADR                         32,053
     2,769    Clarins SA, ADR               31,262
     1,100    Companie Generale de
                Geophysique SA, ADR+         6,903
     2,500    Dassault Systemes SA,
                ADR                        116,275
     2,717    Etablissements
                Economiques du
                Casino Guichard-
                Perrachon SA               209,566
    18,600    France Telecom SA, ADR       743,814
     5,900    Gemplus International
                SA, ADR+                    30,857

SHARES                                       VALUE
--------------------------------------------------
     FRANCE (CONTINUED)
       600    Genesys SA, ADR+        $      3,900
     1,100    Groupe AB SA                  11,716
    13,800    Groupe Danone, ADR           330,510
     5,000    Havas Advertising SA,
                ADR                         36,250
     5,766    Lafarge SA, ADR              131,753
     2,600    Lagardere Group, ADR         108,803
    45,600    Louis Vuitton Moet
                Hennessy, ADR              375,744
     3,500    Pechiney SA, ADR              88,130
     4,350    Pernod Ricard, ADR            84,240
     5,475    PSA Peugeot Citroen,
                ADR                        232,770
     2,650    Publicis Groupe, ADR          68,900
     1,200    Rhodia SA, ADR                 9,600
       800    Scor SA, ADR                  25,520
    36,800    Societe Generale, ADR        411,862
     1,575    Technip-Coflexip SA,
                ADR+                        52,920
     3,100    Thales SA, ADR               106,956
     4,840    Thomson Multimedia,
                ADR+                       145,490
    26,905    TotalFinaElf SA, ADR       1,889,807
     1,989    Valeo SA, ADR                 79,319
     3,600    Valeo SA                      71,799
     2,500    Vivendi Environnement,
                ADR                         85,625
    20,100    Vivendi Universal SA,
                ADR                      1,081,179
                                      ------------
                                         8,179,729
                                      ------------
     GERMANY -- 7.8%
    45,700    Allianz AG, ADR            1,078,520
    12,400    BASF AG, ADR                 470,084
    13,600    Bayer AG, ADR                432,292
    10,360    Bayerische Hypo- und
                Vereinsbank AG, ADR        315,007
     1,227    Celanese AG                   23,767
     9,900    Commerzbank AG, ADR          152,934
    18,671    Daimler Chrysler
                Aerospace AG               778,021
    10,400    Deutsche Bank AG, ADR+       729,560
     7,400    Deutsche Lufthansa AG,
                ADR                         99,490

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     GERMANY (CONTINUED)
    77,600    Deutsche Telekom AG,
                ADR                   $  1,311,440
    10,100    Dresdner Bank AG, ADR        367,803
    14,000    E.On AG, ADR                 721,140
     1,400    Epcos AG, ADR                 70,126
     4,600    Fresenius Medical Care
                AG, ADR                     91,862
     1,600    Henkel KGaA, ADR              81,914
    12,000    Infineon Technologies
                AG, ADR                    243,600
     3,300    Intershop
                Communications AG,
                ADR+                         2,310
       400    Lion Bioscience AG,
                ADR+                         6,500
       228    Pfeiffer Vacuum
                Technology AG, ADR           7,182
     6,600    RWE AG, ADR                  249,455
     9,804    SAP AG, ADR                  313,042
     3,800    Schering AG, ADR             201,362
       500    Schwarz Pharma AG, ADR         6,399
     1,400    SGL Carbon AG, ADR+            9,100
    16,450    Siemens AG, ADR+           1,077,146
    29,000    Volkswagen AG, ADR           270,086
                                      ------------
                                         9,110,142
                                      ------------
     GHANA -- 0.0%#
     2,700    Ashanti Goldfields
                Company Ltd., ADR+          11,475
                                      ------------
     GREECE -- 0.2%
     1,200    Antenna TV SA, ADR+            2,976
    18,800    Hellenic
                Telecommunication
                Organization SA
                (OTE), ADR                 143,256
    20,400    National Bank of
                Greece SA, ADR              96,900
     1,400    STET Hellas
                Telecommunications
                SA, ADR+                     8,610
                                      ------------
                                           251,742
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
     HONG KONG -- 0.4%
     2,100    China Overseas Land &
                Investment Ltd., ADR  $     13,600
    18,000    China Resources
                Enterprise Ltd., ADR        33,701
     7,800    Cnooc Ltd., ADR              150,540
     2,700    Giordano International
                Ltd., ADR                   11,946
    10,600    Henderson Investment
                Ltd., ADR                   41,120
     1,900    i-CABLE Communications
                Ltd., ADR+                  22,743
     7,100    Legend Holdings Ltd.,
                ADR                         72,385
     9,500    MTR Corporation Ltd.,
                ADR                        124,265
     2,500    SmarTone
                Telecommunications
                Holdings Ltd., ADR+         14,905
     5,700    SUNDAY Communications
                Ltd., ADR+                   5,816
                                      ------------
                                           491,021
                                      ------------
     HUNGARY -- 0.1%
     4,000    Magyar Tavkozlesi Rt.         67,960
                                      ------------
     ICELAND -- 0.0%#
     1,000    Decode Genetics, Inc.+         9,800
                                      ------------
     INDIA -- 0.4%
     1,000    Dr. Reddy's
                Laboratories Ltd.,
                ADR                         18,950
     1,500    HDFC Bank Ltd., ADR+          20,970
     1,900    ICICI Bank Ltd., ADR           9,025
     9,200    ICICI Ltd., ADR               55,016
     2,600    Infosys Technologies
                Ltd., ADR                  161,200
     1,000    Satyam Computer
                Services Ltd., ADR          10,980
     3,100    Videsh Sanchar Nigam
                Ltd., ADR                   29,760
     4,500    Wipro Ltd., ADR              164,700
                                      ------------
                                           470,601
                                      ------------

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     INDONESIA -- 0.1%
     1,900    Gulf Indonesia
                Resources Ltd.+       $     17,100
     7,150    PT Indorayon Utama,
                ADR+                           722
     2,283    PT Indosat, ADR               20,205
     9,840    PT Telekomunikasi
                Indonesia, ADR              57,072
                                      ------------
                                            95,099
                                      ------------
     IRELAND -- 0.8%
     8,400    Allied Irish Banks,
                ADR                        194,040
       600    Anglo Irish Bank
                Corporation Plc, ADR        22,748
     5,000    Bank of Ireland, ADR         182,700
     7,600    CRH, ADR                     130,036
     5,100    Elan Corporation Plc,
                ADR+                       229,806
       200    ICON Plc+                      5,962
       400    IONA Technologies Plc,
                ADR+                         8,120
     2,400    Jefferson Smurfit
                Group, ADR                  54,000
     1,200    Parthus Technologies
                Plc, ADR+                    6,000
       600    Riverdeep Group Plc,
                ADR+                        10,086
     3,000    Ryanair Holdings Plc,
                ADR+                        96,150
     1,100    SmartForce Plc, ADR+          27,225
     1,600    Waterford Wedgwood
                Plc, ADR                    12,960
                                      ------------
                                           979,833
                                      ------------
     ISLE OF GURNSEY -- 0.1%
     3,700    Amdocs Ltd.+                 125,689
                                      ------------
     ISRAEL -- 0.4%
        50    American-Israeli Paper
                Mills                        2,012
       700    Blue Square-Israel
                Ltd., ADR                   12,131
     4,400    Check Point Software
                Technologies Ltd.+         175,516
       300    Delta-Galil Industries
                Ltd., ADR                    2,934

SHARES                                       VALUE
--------------------------------------------------
     ISRAEL (CONTINUED)
     1,700    ECI Telecommunications
                Ltd.                  $      9,129
       300    ECtel Ltd.+                    5,196
       500    Elbit Medical Imaging
                Ltd.+                        3,140
       500    Elbit Systems Ltd.             9,250
       400    Elron Electronic
                Industries Ltd.              5,656
     1,700    Koor Industries Ltd.,
                ADR+                        11,067
       600    M-Systems Flash Disk
                Pioneers Ltd., ADR+          7,014
       300    Matav-Cable Systems
                Media Ltd., ADR+             4,920
       200    NICE-Systems Ltd.,
                ADR+                         3,264
       700    Orbotech Ltd.+                21,805
       900    Partner Communications
                Company Ltd., ADR+           6,165
       300    RADWARE Ltd.+                  3,897
       900    Scitex Corporation+            4,095
     2,800    Teva Pharmaceutical,
                ADR                        172,564
                                      ------------
                                           459,755
                                      ------------
     ITALY -- 2.6%
     1,972    Benetton Group SpA,
                ADR                         43,976
     1,000    De Rigo SpA, ADR               6,035
       300    Ducati Motor Holding
                SpA, ADR+                    4,725
    22,600    Enel SpA, ADR                620,370
    14,900    Ente Nazionale
                Idrocarburi SpA            923,204
     7,115    Fiat SpA, ADR                114,907
       600    Fila Holding SpA, ADR+         1,854
     1,300    Industrie Natuzzi, ADR        19,032
     8,700    Luxottica Group, ADR         143,376
    13,586    San Paolo-IMI SpA, ADR       297,397
    10,200    Telecom Italia SpA,
                ADR                        872,100
                                      ------------
                                         3,046,976
                                      ------------

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     JAPAN -- 9.9%
    13,700    All Nippon Airways
                Company Ltd., ADR+    $     63,556
       400    Arisawa Manufacturing
                Company Ltd., ADR            6,714
     3,500    Bandai Company Ltd.,
                ADR                         26,371
    16,200    Canon, Inc., ADR             567,972
     1,400    CSK Corporation, ADR          32,823
     6,900    Dai'El, Inc., ADR              8,108
     5,750    Eisai Company Ltd.,
                ADR                        143,026
    10,000    Fuji Photo Film
                Company Ltd., ADR          359,400
     6,500    Hitachi Ltd., ADR            475,735
     9,500    Honda Motor Company
                Ltd., ADR                  774,345
     1,000    Internet Initiative
                Japan, Inc., ADR+            5,980
     8,100    Ito-Yokado Ltd., ADR         368,550
    16,600    Japan Airlines
                Company, ADR                80,178
    59,400    Japan Telecom Company
                Ltd., ADR                  178,117
     6,750    Kawasaki Heavy
                Industries Ltd.,
                ADR+                        24,721
     6,300    Kawasaki Steel
                Corporation, ADR            63,932
     2,300    Kirin Brewery Company,
                ADR                        163,541
    11,000    Kobe Steel Ltd., ADR+         21,403
     4,750    Komatsu Ltd., ADR             67,992
     1,600    Kubota Corporation,
                ADR                         86,720
     3,500    Kyocera Corporation,
                ADR                        233,555
     3,500    Makita Corporation,
                ADR                         18,165
    38,700    Matsushita Electric
                Industrial Company
                Ltd., ADR                  487,620
     3,800    MINEBEA Company Ltd.,
                ADR                         40,940

SHARES                                       VALUE
--------------------------------------------------
     JAPAN (CONTINUED)
    14,600    Mitsubishi
                Corporation, ADR      $    189,601
   103,095    Mitsubishi Tokyo
                Finance Group, Inc.,
                ADR+                       667,025
     1,700    Mitsui & Company Ltd.,
                ADR                        168,810
    30,800    NEC Corporation, ADR         319,396
    60,100    Nippon Telegraph &
                Telephone
                Corporation, ADR           973,620
    23,400    Nissan Motor Company
                Ltd., ADR                  254,124
    11,700    NTT DoCoMo, Inc., ADR        687,395
     5,100    Olympus Optical
                Company, ADR                73,352
     3,080    Orix Corporation, ADR        137,491
     3,300    Pioneer Corporation,
                ADR                         74,745
     1,700    Q.P. Corporation, ADR         26,435
     3,000    Ricoh Company Ltd.,
                ADR                        279,261
     7,000    Sanyo Electric
                Corporation, ADR           167,930
     7,800    Sega Enterprises, ADR         38,908
    13,600    Sekisui House Ltd.,
                ADR                         98,581
     8,200    Shiseido Ltd., ADR            75,768
    15,300    Sony Corporation, ADR        690,030
     7,100    Sumitomo Metal
                Industries, ADR+            22,753
    26,200    Sumitomo Trust &
                Banking Company
                Ltd., ADR                  106,351
     2,900    TDK Corporation, ADR         140,650
     6,000    Tokio Marine & Fire
                Insurance Ltd., ADR        219,600
    35,070    Toyota Motor
                Corporation, ADR         1,787,167
     2,800    Trend Micro, Inc.,
                ADR+                        64,403
       700    Wacoal Corporation,
                ADR                         27,703
                                      ------------
                                        11,590,563
                                      ------------

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     KOREA -- 0.8%
     5,100    Hanaro Telecom, Inc.,
                ADR+                  $     18,156
     2,809    Kookmin Bank, ADR            109,270
    23,400    Korea Electric Power
                Corporation, ADR           214,110
    11,200    Korea Telecom
                Corporation, ADR           227,696
     7,200    Pohang Iron & Steel
                Company, Ltd., ADR         165,600
    11,584    SK Telecom Company
                Ltd., ADR                  250,446
                                      ------------
                                           985,278
                                      ------------
     LUXEMBOURG -- 0.0%#
     1,100    Espirito Santo
                Financial Holdings,
                ADR                         19,261
     1,100    Millicom International
                Cellular SA+                13,365
       400    Quilmes Industrial SA,
                ADR                          4,784
       450    SBS Broadcasting SA+           8,145
       650    Stolt-Nielsen SA Plc,
                ADR                         10,134
       240    Transcom WorldWide SA,
                ADR, Class A+                1,544
                                      ------------
                                            57,233
                                      ------------
     MALAYSIA -- 0.1%
    41,900    Amsteel Corporation
                Berhad, ADR                  1,433
    39,500    Resorts World Berhad,
                ADR                         63,928
                                      ------------
                                            65,361
                                      ------------
     MEXICO -- 1.1%
     2,300    America Movil SA de
                CV, ADR                     44,804
     1,200    Apasco SA, ADR                30,365
       800    Bufete Industries,
                ADR+                            56
    36,100    Carso Global Telecom,
                ADR+                       157,100
     5,400    Cemex SA de CV, ADR          133,380

SHARES                                       VALUE
--------------------------------------------------
     MEXICO (CONTINUED)
       600    Coca-Cola Femsa SA,
                ADR                   $     12,042
       400    Controladora Comercial
                Mexican SA de CV,
                GDR                          6,112
     1,605    Desc de CV, ADR               14,846
     2,300    Empresas Ica, ADR+             5,957
     2,400    Gruma SA, ADR+                 8,184
       600    Grupo Aeroportuario
                del Sureste SA, ADR+         9,240
     8,800    Grupo Carso SA, ADR+          58,740
       600    Grupo Casa Autrey,
                ADR+                         3,900
     2,700    Grupo Elektra, GDR            17,550
     4,800    Grupo Financiero BBVA
                Bancomer, SA de CV+         87,953
    11,700    Grupo Financiero
                Inbursa SA de CV,
                ADR+                        69,229
     1,500    Grupo Imsa SA, ADR            14,130
       600    Grupo Industrial
                Durango SA, ADR+             3,090
     1,300    Grupo Industrial
                Maseca SA, ADR               6,435
     1,300    Grupo Iusacell SA de
                CV, ADR+                     5,161
     3,400    Grupo Telivisa SA,
                ADR+                       146,812
       600    Industries Bachoco SA,
                ADR                          4,410
     3,100    Kimberly Clark, Inc.,
                ADR                         45,442
     6,600    Telefono de Mexico SA,
                ADR                        231,132
     1,500    Tubos de Acero de
                Mexico, ADR                 13,410
     2,500    Tv Azteca SA de CV,
                ADR                         16,975
     2,600    Vitro Sociedad
                Anomina, ADR                 5,590
     3,700    Wal-Mart de Mexico SA
                de CV, ADR                 100,888
                                      ------------
                                         1,252,933
                                      ------------

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     NETHERLANDS -- 4.7%
    26,900    ABN AMRO Holding, ADR   $    437,932
    25,000    AEGON Insurance, NYR         669,250
     5,500    Akzo Nobel, ADR              246,675
       900    ASM International NV,
                ADR+                        17,559
     8,100    ASM Lithography
                Holdings NV, ADR+          138,105
     6,100    Baan Company+                 12,810
     3,300    CNH Global NV, ADR            20,097
       700    Core Laboratories NV+          9,814
       800    Crucell NV, ADR+               4,472
     7,500    DSM, ADR                      68,464
     6,500    Elsevier, ADR                151,580
     4,400    Equant NV, NYR                51,260
     7,800    Fortis NL, ADR               202,096
     1,300    Gucci Group, ADR             110,370
       900    Head NV, NYR                   3,024
     3,200    Hunter Douglas NV, ADR        21,461
    36,710    ING Groep NV, ADR            934,270
     2,700    Ispat International
                NV, ADR+                     4,725
     1,075    KLM Royal Dutch
                Airlines NV, NYR            11,911
    12,260    Koninklijke Ahold, ADR       360,321
    24,522    Koninklijke Philips
                Electronics NV, NYR        713,835
       536    Koninklijke Vopak NV,
                ADR                          8,686
     1,800    Koninklijke Wessanen
                NV, ADR                     16,027
     8,800    Kpnqwest NV, ADR+             62,920
     2,800    New Skies Satellites
                NV, ADR+                    17,640
     1,900    Oce Van Der Griten,
                ADR                         18,432
     3,000    QIAGEN NV                     55,680
     1,000    Royal Nedlloyd Group,
                ADR                          6,900
    22,619    Royal PTT Nederland          114,452
    16,500    STMicroelectronics NV,
                NYR                        522,555
     9,383    TPG NV, ADR                  200,796

SHARES                                       VALUE
--------------------------------------------------
     NETHERLANDS (CONTINUED)
     8,600    United Pan-Europe
                Communications NV,
                ADR+                  $      4,472
     4,600    VNU - Verenigde
                Nederlandse
                Uitgeversbedrijven
                Verengd Bezit, ADR         141,342
     6,100    Vodafone Libertel NV,
                ADR+                        56,105
     5,500    Wolters Kluwer, ADR          125,364
                                      ------------
                                         5,541,402
                                      ------------
     NEW ZEALAND -- 0.1%
       725    Fletcher Building
                Ltd., ADR                    8,707
       700    Sky Network Television
                Ltd., ADR+                  11,514
     4,100    Telecommunications of
                New Zealand Ltd.,
                ADR                         68,675
       900    Tranz Rail Holdings
                Ltd., ADR                    4,410
                                      ------------
                                            93,306
                                      ------------
     NORWAY -- 0.6%
       900    Bergesen d.y. ASA, ADR        15,955
     1,600    Frontline Ltd., ADR           16,400
     2,100    Nera ASA, ADR                  4,725
     4,450    Norsk Hydro AS, ADR          186,900
       200    Odfjell ASA, ADR               3,010
     4,100    Orkla ASA, ADR                69,482
     2,000    Petroleum Geo -
                Services, ADR+              15,920
     1,200    Smedvig ASA, ADR               9,600
    26,100    Statoil ASA, ADR, ADR+       171,738
    11,700    Telenor ASA, ADR             146,250
     3,300    Tomra Systems ASA, ADR        31,641
                                      ------------
                                           671,621
                                      ------------
     PANAMA -- 0.0%#
       400    Banco Latinoamericano
                de Exportaciones SA         11,220
                                      ------------

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     PERU -- 0.0%#
       800    Compania de Minas
                Buenaventura SA, ADR  $     16,584
                                      ------------
     PHILIPPINES -- 0.0%#
     7,800    Manila Electric
                Company, ADR+                4,459
     2,700    Philippine Long
                Distance Telephone
                Company, ADR                22,248
     1,581    San Miguel
                Corporation, ADR            16,086
                                      ------------
                                            42,793
                                      ------------
     PORTUGAL -- 0.3%
     4,416    Banco Comercial
                Portuges SA, ADR            89,071
     5,800    Electricidade de
                Portugal SA, ADR           126,440
    22,260    Portugal Telecom SA,
                ADR                        169,398
                                      ------------
                                           384,909
                                      ------------
     RUSSIA -- 0.6%
     2,100    Irkutskenergo, ADR             8,505
     3,100    Lukoil, ADR                  151,880
     2,200    Mobile Telesystems,
                ADR                         78,452
     5,000    Mosenergo, ADR                20,700
     2,600    Rostelecom, ADR               13,598
     9,000    Sibneft, ADR                  65,142
     9,200    Surgutneftegaz, ADR          143,888
     2,400    Tatneft, ADR                  24,768
     8,000    Unified Energy
                Systems, ADR               125,840
     1,000    Vimpel -
                Communications, ADR+        26,050
                                      ------------
                                           658,823
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
     SINGAPORE -- 0.9%
    23,300    Capitaland Ltd., ADR    $     47,835
     3,000    Chartered
                Semiconductor
                Manufacturing, ADR+         79,317
    11,600    City Developments
                Ltd., ADR                   38,007
     1,900    Creative Technology
                Ltd.                        15,580
     2,600    Cycle & Carriage Ltd.,
                ADR                          8,674
     4,603    DBS Group Holdings
                Ltd., ADR                  137,604
     7,800    Flextronics
                International Ltd.+        187,122
     7,375    Keppel Corporation
                Ltd., ADR                   22,686
     3,400    Neptune Orient Lines
                Ltd., ADR+                   7,145
    28,700    Singapore
                Telecommunications
                Ltd., ADR                  273,554
     2,200    St Assembly Test
                Services Ltd., ADR+         25,521
    10,200    United Overseas Bank
                Ltd., ADR                  140,309
     2,750    United Overseas Land
                Ltd., ADR                   10,068
                                      ------------
                                           993,422
                                      ------------
     SOUTH AFRICA -- 0.3%
     3,600    AngloGold Ltd., ADR           65,016
     1,300    Avgold Ltd., ADR+              6,143
     1,500    Harmony Gold Mining
                Company Ltd., ADR            9,765
     3,997    Imperial Holdings
                Ltd., ADR                   18,794
     1,500    Investec Bank Ltd.,
                ADR                         20,008
     5,000    Iscor Ltd., ADR                4,711
     5,700    Kumba Resources Ltd.,
                ADR+                        14,779
     5,300    Liberty Group Ltd.,
                ADR                         24,390
     2,300    Nedcor Ltd., ADR              47,630
     4,700    Sappi Ltd., ADR               48,175
    11,800    Sasol Ltd., ADR              104,430
     3,700    Wooltru Ltd., ADR              2,375
                                      ------------
                                           366,216
                                      ------------

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     SPAIN -- 2.9%
    58,733    Banco Bilbao Vizcaya
                Argentaria SA, ADR    $    731,226
    68,260    Banco Santander
                Central Hispano SA,
                ADR                        566,558
    22,800    Banesto Espanol de
                Credito, ADR               140,580
     1,700    Bankinter SA, ADR             49,738
    19,700    Endesa SA, ADR               308,699
    22,350    Repsol, ADR                  324,745
    27,907    Telefonica de Espana
                SA                       1,118,513
     6,600    Telefonica Moviles SA,
                ADR+                        49,005
     4,000    Telepizza SA, ADR+             6,197
    12,100    Terra Networks SA,
                ADR+                        95,227
                                      ------------
                                         3,390,488
                                      ------------
     SWEDEN -- 1.4%
     2,666    Atlas Copco, ADR              59,599
     2,300    Autoliv, Inc.                 46,713
       250    Biacore International
                AB, ADR+                     8,000
     3,300    Electrolux AB, ADR            96,756
   135,200    Ericsson (L.M.)
                Telephone Company,
                ADR                        705,744
    10,300    Forenings Sparbanken
                AB, ADR                    127,649
     1,200    Industriforvaltings AB
                Kinnevik, ADR               18,189
       200    Modern Times Group MTG
                AB, ADR                     21,800
     5,450    Sandvik AB, ADR              116,641
     2,200    Scania AB, ADR                39,875
     2,500    SKF AB, ADR                   48,875
     3,900    Svenska Cellulosa AB,
                ADR                        106,705
     1,000    Swedish Match Company,
                ADR                         53,050
     2,300    Tele2 AB, ADR+                83,329
     8,600    Volvo AB, ADR                141,040
                                      ------------
                                         1,673,965
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
     SWITZERLAND -- 7.4%
     2,700    ABB Ltd., ADR+          $     25,407
    12,700    Adecco SA, ADR               171,450
     2,900    Ciba Specialty
                Chemicals AG, ADR           90,190
    10,100    Compagnie Financiere
                Richemont AG, ADR          187,668
    20,000    Credit Suisse Group,
                ADR                        852,858
     5,000    Holcim Ltd., ADR             109,759
       800    Logitech International
                SA, ADR+                    28,880
       800    Mettler Toledo
                International, Inc.+        41,480
    29,400    Nestle, ADR                1,567,126
    48,532    Novartis, ADR              1,771,418
    13,600    Roche Holdings Ltd.,
                ADR                        970,667
     9,100    Serono SA, ADR               201,929
     2,200    Sulzer Medica, ADR             9,878
     5,700    Swiss Re, ADR                604,058
    13,700    Swisscom AG, ADR             380,175
    10,894    Syngenta AG, ADR+            115,476
    23,690    UBS AG                     1,184,500
    15,624    Zurich Financial
                Services AG, ADR           366,533
                                      ------------
                                         8,679,452
                                      ------------
     TAIWAN -- 1.5%
    12,089    Advanced Semiconductor
                Engineering, Inc.,
                ADR                         53,071
     1,700    ASE Test Ltd.+                23,681
     5,062    Macronix International
                Co., Ltd., ADR              38,977
     6,296    Siliconware Precision
                Industries Company,
                ADR                         27,073
    62,695    Taiwan Semiconductor
                Manufacturing
                Company, ADR             1,076,473
    48,975    United
                Microelectronics
                Corporation, ADR           470,160
                                      ------------
                                         1,689,435
                                      ------------

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     THAILAND -- 0.1%
    52,000    Advanced Information
                Services PCL, ADR     $     47,908
    13,440    Shin Corporations PCL,
                ADR+                        18,961
                                      ------------
                                            66,869
                                      ------------
     TURKEY -- 0.0%#
     2,179    Turkcell Iletisim
                Hizmetleri AS, ADR          44,735
                                      ------------
     UNITED KINGDOM -- 29.3%
    13,200    Abbey National Plc,
                ADR                        376,155
    19,500    Allied Domeq Plc, ADR        116,288
     2,800    Amersham Plc, ADR            133,868
     7,500    Amvescap Plc, ADR            217,650
     6,200    ARM Holdings Plc, ADR+        96,658
    32,936    Astra Zeneca Group
                Plc, ADR                 1,534,818
     2,800    Autonomy Corporation
                Plc, ADR+                   14,980
    31,900    AXA, SA, ADR                 670,538
    19,800    BAA Plc, ADR                 159,501
     4,800    Baltimore Technologies
                Plc, ADR+                    2,166
     7,500    Barclays Plc, ADR          1,009,125
       600    Bespak Plc, ADR                5,021
    13,592    BG Group Plc, ADR            280,675
    39,800    BHP Billiton Plc, ADR        200,998
     4,700    BOC Group Plc, ADR           145,277
       900    Body Shop
                International Plc,
                ADR                          7,204
     2,800    Bookham Technology
                Plc, ADR+                    6,860
    70,100    BP Amoco Plc, ADR, ADR     3,260,351
     2,400    British Airways Plc,
                ADR                         68,880
    14,591    British American
                Tobacco Plc, ADR           248,047
     1,500    British Biotech Plc,
                ADR+                         3,377
     3,400    British Energy Plc,
                ADR                         46,512
     5,600    British Sky
                Broadcasting Group
                Plc, ADR+                  366,800

SHARES                                       VALUE
--------------------------------------------------
     UNITED KINGDOM (CONTINUED)
    12,600    BT Group Plc, ADR+      $    463,050
     2,000    Bunzl Plc, ADR                62,900
    17,368    Cable & Wireless Plc,
                ADR                        257,220
     9,900    Cadbury Schweppes Plc,
                ADR                        254,628
       800    Cambridge Antibody
                Technology Group
                Plc, ADR+                   21,400
     3,000    Carlton Communications
                Plc, ADR                    54,000
     2,900    Celltech Group Plc,
                ADR+                        72,529
     4,550    Coats Viyella Plc, ADR         9,387
     3,500    COLT Telecom Group
                Plc, ADR                    24,010
     2,500    Compass Group Plc,
                ADR+                        18,538
     3,000    Cookson Group Plc, ADR        20,958
       970    Cordiant
                Communications Group
                Plc, ADR                     6,887
     5,900    Corus Group Plc, ADR          61,537
    16,683    Diageo Plc, ADR              771,922
     1,000    Dialog Semiconductor
                Plc, ADR+                    6,953
    12,390    Dixons Group Plc, ADR        127,128
     2,300    Eidos Plc, ADR                 6,440
     7,625    EMI Group Plc, ADR            79,568
     5,700    Energis Plc, ADR+             23,370
     1,400    Enodis Plc, ADR                7,525
     3,100    Enterprise Oil Plc,
                ADR                         63,860
    19,700    Eurotunnel Plc, ADR+          39,640
    43,400    Fitness First Plc+           298,439
       912    Galen Holdings Plc,
                ADR                         37,574
     3,100    Gallaher Group Plc,
                ADR                         83,545
    13,400    Gkn Plc, ADR                  51,485
    57,936    Glaxo Wellcome Plc         2,886,372
    19,000    GUS Plc, ADR                 177,114
     2,825    Hanson Trust Plc, ADR         94,977
    14,200    HBOS Plc, ADR                496,928
    13,900    Hilton Group Plc, ADR         85,977
    31,300    HSBC Holdings Plc          1,868,923
     3,400    Imperial Chemical
                Industries Plc, ADR         74,290
   243,800    Imperial Tobacco           3,211,192

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     UNITED KINGDOM (CONTINUED)
     5,025    Imperial Tobacco Group
                Plc, ADR              $    132,737
     2,280    Innogy Holdings Plc,
                ADR                         63,384
     2,480    International Power
                Plc, ADR+                   72,689
    32,480    Invensys Plc, ADR            113,924
     9,100    J Sainsbury Plc, ADR         194,423
       800    J.D. Wetherspoon Plc,
                ADR                         24,883
     1,100    Jazztel Plc, ADR+              6,160
     2,100    Johnson Matthey Plc,
                ADR                         57,031
     1,100    Kidde Plc, ADR                10,806
    12,909    Kingfisher Plc, ADR,
                ADR                        147,911
     2,600    Laura Ashley Holdings
                Plc, ADR+                    5,061
    19,400    Legal & General Group
                Plc, ADR                   223,053
    25,600    Lloyds TSB Group Plc,
                ADR                      1,107,310
     1,500    London Pacific Group
                Ltd. Plc, ADR                5,940
     3,400    Lonmin Plc, ADR               50,943
 1,305,500    Marconi Plc, ADR             792,388
    12,800    Marconi Plc                   14,976
     9,300    Marks & Spencer Plc,
                ADR                        296,420
       600    MERANT Plc, ADR+               4,710
    13,900    mmO2 Plc+                    175,140
     5,570    National Grid Group
                Plc, ADR                   171,277
     1,200    NDS Group Plc, ADR+           24,060
     1,300    Oxford GlycoSciences
                Plc, ADR+                   12,610
     3,250    P & O Princess Cruises
                Plc, ADR                    75,400
    14,800    Pearson Plc, ADR             169,626
     6,600    Peninsular & Oriental
                Steam Plc, ADR              45,146
     3,000    Powergen Plc, ADR            130,950
     3,000    Premier Farnell Plc,
                ADR                         26,250

SHARES                                       VALUE
--------------------------------------------------
     UNITED KINGDOM (CONTINUED)
     2,300    Premier Oil Plc, ADR+   $      5,607
    18,400    Prudential Plc, ADR          422,843
     7,500    Rank Group Plc, ADR           49,875
     5,600    Reed International
                Plc, ADR                   186,480
     2,200    Regus Plc, ADR+                7,812
    11,100    Rentokil Initial Plc,
                ADR                        221,322
     4,653    Reuters Group Plc, ADR       279,133
     1,922    Rexam Plc, ADR                52,134
     5,100    Rio Tinto Plc, ADR           399,330
     5,800    Rolls-Royce Plc, ADR          70,063
     5,500    Royal & Sun Alliance
                Insurance Group Plc,
                ADR                        160,655
       900    Scottish & Southern
                Energy Plc, ADR             80,359
     5,800    Scottish Power Plc,
                ADR                        125,860
    30,900    Shell Transportation &
                Trading Plc, ADR         1,280,805
     2,820    Shire Pharmaceuticals
                Group Plc, ADR+            103,212
     1,200    Signet Group Plc, ADR         49,350
    14,514    Six Continents Plc,
                ADR, ADR                   147,027
     1,000    SkyePharma Plc+, ADR           8,560
     2,000    Smith & Nephew Plc,
                ADR                        121,600
     5,796    Smiths Group Plc              57,046
    14,394    South African
                Breweries Plc, ADR          94,800
     3,450    Spirent Plc, ADR              31,050
       400    Stolt Offshore SA,
                ADR+                         3,600
     2,500    Tate & Lyle Plc, ADR          50,575
       600    Taylor Nelson Sofres
                Plc, ADR                    25,346
     4,007    Telewest
                Communications Plc,
                ADR+                        37,626
    41,400    Tesco Plc, ADR               449,186
   225,300    Thistle Hotels Plc           379,784
     5,400    Tomkins Plc, ADR              68,310
     3,100    Trinity Mirror Plc,
                ADR                         36,861
    30,700    Ultra Electronic
                Holdings Plc               168,484
    13,553    Unilever Plc, NYR            450,908

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     UNITED KINGDOM (CONTINUED)
     6,449    United Business Media
                Plc, ADR              $     51,076
     5,300    United Utilities Plc,
                ADR                         95,135
   126,423    Vodafone Group Plc,
                ADR                      3,246,543
       300    Wembley Plc, ADR              12,094
     2,500    Wolseley Plc, ADR            105,061
     3,400    WPP Group Plc, ADR           183,260
                                      ------------
                                        34,265,995
                                      ------------
     UNITED STATES -- 0.0%#
     3,159    Solectron Corporation+        35,633
                                      ------------
     VENEZUELA -- 0.0%#
     1,400    C.A. La Electricidad
                de Caracas, ADR             17,558
       942    Compania Anonima
                Nacional Telefonos
                de Venezuela, ADR           13,235
       600    Corimon CA SA, ADR            10,800
                                      ------------
                                            41,593
                                      ------------
TOTAL COMMON STOCKS
  (Cost $107,455,098)                  114,996,503
                                      ------------
INVESTMENT COMPANY SECURITIES -- 0.8%
  (Cost $993,111)
     UNITED STATES -- 0.8%
     8,200    iShares MSCI EAFE
                Index Fund                 978,260
                                      ------------
PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 2.0%
  (Cost $2,341,000)
$2,341,000    Agreement with State
                Street Bank and
                Trust Company,
                1.550% dated
                12/31/2001, to be
                repurchased at
                $2,341,202 on
                01/02/2002,
                collateralized by
                $2,230,000 U.S.
                Treasury Bond,
                6.250% maturing
                08/15/2023 (value
                $2,391,675)           $  2,341,000
                                      ------------

OTHER INVESTMENTS**
  (Cost $25,337,488)       21.7%       25,337,488
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $136,126,697*)    122.8%      143,653,251
OTHER ASSETS AND
  LIABILITIES (NET)       (22.8)      (26,714,738)
                          -----      ------------
NET ASSETS                100.0%     $116,938,513
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $136,524,818.
** As of December 31, 2001, the market value of the securities on loan is $24,330,347. Collateral received for securities loaned of $25,337,488 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.
 # Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
NYR -- New York Registered Shares

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

At December 31, 2001 sector diversifications of the Munder International Equity fund was as follows:

                              % OF
                           NET ASSETS          VALUE
                           -------------------------
COMMON STOCKS:
Banks....................     12.2%     $ 14,244,997
Oil & Gas................      9.0        10,558,768
Pharmaceuticals..........      8.1         9,423,020
Diversified
  Telecommunication
  Services...............      7.5         8,744,652
Wireless
  Telecommunication
  Services...............      5.2         6,065,935
Industrial
  Conglomerates..........      5.2         6,096,127
Communication
  Equipment..............      3.8         4,433,356
Automobiles..............      3.7         4,346,334
Media....................      3.3         3,916,801
Tobacco..................      3.2         3,728,571
Electric Utilities.......      3.2         3,772,411
Diversified Financials...      3.2         3,754,224
Insurance................      3.1         3,576,574
Semiconductor Equipment &
  Products...............      2.6         3,088,040
Food Products............      2.4         2,806,615
Household Durables.......      2.1         2,480,660
Metals & Mining..........      1.8         2,058,064
Chemicals................      1.7         1,949,460
Beverages................      1.4         1,649,541
Hotels, Restaurants &
  Leisure................      1.2         1,357,519
Food & Drug Retailing....      1.2         1,367,045
Electronic Equipment &
  Instruments............      1.1         1,330,479
Software.................      0.9         1,054,428
Real Estate..............      0.9         1,032,632
Multiline Retail.........      0.8           903,679
Machinery................      0.8           885,793
Office Electronics.......      0.7           865,665
Textiles & Apparel.......      0.5           571,967
Paper & Forest
  Products...............      0.5           544,577
Airlines.................      0.5           611,745
Health Care Equipment &
  Supplies...............      0.4           513,313
Gas Utilities............      0.4           461,541
Construction Materials...      0.4           517,955
Computers &
  Peripherals............      0.4           447,350
Commercial Services &
  Supplies...............      0.4           443,135

                              % OF
                           NET ASSETS          VALUE
                           -------------------------
Transportation
  Infrastructure.........      0.3%     $    358,142
Trading Companies &
  Distributors...........      0.3           358,411
Private Placement........      0.3           365,910
Multi-Utilities..........      0.3           380,141
Leisure Equipment &
  Products...............      0.3           400,218
Internet Software &
  Services...............      0.3           391,653
Building Products........      0.3           383,223
Biotechnology............      0.3           341,345
Air Freight & Couriers...      0.3           301,166
Specialty Retail.........      0.2           238,336
Road & Rail..............      0.2           204,311
IT Consulting &
  Services...............      0.2           194,023
Electrical Equipment.....      0.2           237,047
Containers & Packaging...      0.2           180,042
Auto Components..........      0.2           254,980
Aerospace & Defense......      0.2           276,168
Personal Products........      0.1           114,234
Marine...................      0.1           134,350
Health Care Providers &
  Services...............      0.1           165,984
Energy Equipment &
  Services...............      0.1           107,833
Construction &
  Engineering............      0.0#            6,013
                             -----      ------------
TOTAL COMMON STOCKS......     98.3       114,996,503
INVESTMENT COMPANY
  SECURITIES.............      0.8           978,260
REPURCHASE AGREEMENT.....      2.0         2,341,000
OTHER INVESTMENTS*.......     21.7        25,337,488
                             -----      ------------
TOTAL INVESTMENTS........    122.8       143,653,251
OTHER ASSETS AND
  LIABILITIES (NET)......    (22.8)      (26,714,738)
                             -----      ------------
NET ASSETS...............    100.0%     $116,938,513
                             =====      ============

------------
# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

Munder International NetNet Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 99.8%
     AUSTRIA -- 1.3%
     40,500    Gericom AG              $ 1,106,768
                                       -----------
     BELGIUM -- 1.2%
    280,000    Ubizen                    1,021,892
                                       -----------
     BRAZIL -- 0.8%
    150,000    Embratel Participacoes
                 SA, ADR                   624,000
    168,200    IdeiasNet+                   61,150
                                       -----------
                                           685,150
                                       -----------
     FINLAND -- 4.0%
    133,000    Nokia AB Oyj              3,428,574
                                       -----------
     FRANCE -- 9.4%
    100,000    ActivCard+                  865,000
     37,800    Dassault Systemes SA      1,816,974
    375,500    Memscap SA+                 735,353
    265,000    Orange SA+                2,401,358
     75,000    Thomson Multimedia+       2,303,264
                                       -----------
                                         8,121,949
                                       -----------
     GERMANY -- 3.3%
     63,400    Deutsche Telekom AG       1,089,205
     13,425    SAP AG                    1,748,324
                                       -----------
                                         2,837,529
                                       -----------
     HONG KONG -- 6.4%
  9,150,000    Arcontech Corporation     1,126,479
    500,000    China Mobile (Hong
                 Kong), Ltd.+            1,760,123
  1,000,000    SmarTone
                 Telecommunications
                 Holdings Ltd.           1,192,652
100,000,000    Sun Television
                 Cybernetworks
                 Holdings, Ltd.+         1,397,839
 13,000,000    Trasy Gold Ex Ltd.+          49,181
                                       -----------
                                         5,526,274
                                       -----------
     IRELAND -- 2.3%
    120,000    Riverdeep Group Plc,
                 ADR+                    2,017,200
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
     ISRAEL -- 2.7%
     31,750    Check Point Software
                 Technologies Ltd.+    $ 1,266,508
    275,000    Emblaze Systems+            783,598
         34    Gilat Satellite
                 Networks Ltd.                 186
     16,000    NICE Systems Ltd.,
                 ADR+                      261,136
                                       -----------
                                         2,311,428
                                       -----------
     ITALY -- 2.6%
    400,000    Telecom Italia SpA        2,232,497
                                       -----------
     JAPAN -- 20.4%
        450    DDI Corp.                   841,539
    170,000    Hitachi Ltd.              1,245,707
     16,000    Kyocera Corporation       1,044,195
     17,500    Murata Manufacturing
                 Company Ltd.            1,049,920
     63,000    NEC Corporation             642,936
     15,000    Nintendo Company Ltd.     2,627,662
        300    Nippon Telegraph &
                 Telephone
                 Corporation               977,788
         50    NTT DoCoMo, Inc.            587,741
    150,000    Sega Corporation+         2,994,046
     32,000    Shin-Etsu Chemical
                 Company Ltd.            1,150,447
     22,000    Tokyo Electron Ltd.       1,079,765
    500,000    Toshiba Corporation       1,717,426
     70,000    Trend Micro, Inc.         1,656,362
                                       -----------
                                        17,615,534
                                       -----------
     KOREA -- 5.6%
      4,000    NCsoft Corporation          476,882
     16,500    Samsung Electronics
                 Company Ltd.            3,518,150
      4,000    SK Telecom Company
                 Ltd.                      819,259
                                       -----------
                                         4,814,291
                                       -----------
     LUXEMBOURG -- 3.1%
    250,000    Societe Europeenne des
                 Satellites              2,726,085
                                       -----------
     MEXICO -- 2.7%
     55,000    Grupo Telivisa SA,
                 ADR+                    2,374,900
                                       -----------

                       See Notes to Financial Statements.

Munder International NetNet Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     NETHERLANDS -- 2.8%
    140,000    ASM Lithography
                 Holding NV+           $ 2,432,602
                                       -----------
     NORWAY -- 0.4%
      8,750    Opticom ASA+                358,711
                                       -----------
     SINGAPORE -- 2.1%
    259,000    Venture Manufacturing
                 Ltd.                    1,865,529
                                       -----------
     SWEDEN -- 1.7%
    207,833    Eniro AB                  1,491,196
                                       -----------
     TAIWAN -- 2.9%
    120,000    Hon Hai Precision
                 Industry Co. Ltd.,
                 GDR                     1,230,000
     57,092    Systex Corporation,
                 GDR                       185,549
    320,000    Yageo Corporation, GDR    1,088,000
                                       -----------
                                         2,503,549
                                       -----------
     THAILAND -- 1.2%
    702,000    Hana Microelectronics
                 Public Company Ltd.     1,011,813
                                       -----------
     UNITED KINGDOM -- 13.5%
    120,000    British Sky
                 Broadcasting Group
                 Plc+                    1,318,886
    735,000    mm02 Plc+                   924,289
    115,000    NDS Group Plc, ADR+       2,305,750
    700,000    Orchestream Holdings
                 Plc+                      198,443
    346,500    Pace Micro Technology
                 Plc                     1,763,095
  1,500,000    RiverSoft Plc+              278,039
    350,000    Sage Group Plc            1,162,676
    235,830    SurfControl Plc+          1,707,390
    384,321    Virtual Internet Plc+       167,618
    710,000    Vodafone Group Plc        1,855,375
                                       -----------
                                        11,681,561
                                       -----------
     UNITED STATES -- 9.4%
        800    AOL Time Warner, Inc.+       25,680
      3,200    Broadcom Corporation,
                 Class A+                  130,784
      3,700    Brocade Communications
                 Systems, Inc.+            122,544

SHARES                                       VALUE
--------------------------------------------------
     UNITED STATES (CONTINUED)
      3,700    Charter
                 Communications,
                 Inc.+                 $    60,791
     33,700    Cisco Systems, Inc.+        610,307
     18,125    CNET Networks, Inc.+        162,581
    112,400    DoubleClick, Inc.+        1,274,616
     15,800    eBay, Inc.+               1,057,020
     23,200    HomeStore.com, Inc.+         52,200
     41,900    InfoSpace, Inc.+             85,895
     23,100    Micromuse, Inc.+            346,500
     17,300    QUALCOMM, Inc.+             873,650
      8,000    Qwest Communications
                 International, Inc.       113,040
      2,200    Register.com, Inc.+          25,300
      2,000    SportsLine.com, Inc.+         5,840
      1,400    The TriZetto Group,
                 Inc.+                      18,368
      1,300    TMP Worldwide, Inc.+         55,770
     44,300    VeriSign, Inc.+           1,685,172
     19,900    VERITAS Software
                 Corporation+              892,117
      1,000    WebEx Communications,
                 Inc.+                      24,850
     30,100    Yahoo!, Inc.+               533,974
                                       -----------
                                         8,156,999
                                       -----------
TOTAL COMMON STOCKS
  (Cost $123,622,613)                   86,322,031
                                       -----------

OTHER INVESTMENTS**
  (Cost $3,726,380)          4.3%       3,726,380
                           -----      -----------
TOTAL INVESTMENTS
  (Cost $127,348,993*)     104.1%      90,048,411
OTHER ASSETS AND
  LIABILITIES (NET)         (4.1)      (3,562,277)
                           -----      -----------
NET ASSETS                 100.0%     $86,486,134
                           =====      ===========

------------
 * Aggregate cost for Federal tax purposes is $128,038,190.
** As of December 31, 2001, the market value of the securities on loan is $3,525,123. Collateral received for securities loaned of $3,726,380 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

Munder International NetNet Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

At December 31, 2001 sector diversification of the Munder International NetNet Fund was as follows:

                              % OF
                           NET ASSETS         VALUE
                           ------------------------
COMMON STOCKS:
Software.................     20.6%     $17,783,465
Wireless
  Telecommunication
  Services...............     14.6       12,614,832
Internet Software &
  Services...............     12.4       10,722,548
Media....................     10.9        9,451,148
Electronic Equipment &
  Instruments............      9.9        8,535,164
Semiconductor Equipment &
  Products...............      9.6        8,287,781
Communication
  Equipment..............      7.0        6,079,994
Household Durables.......      4.7        4,066,358
Computers &
  Peripherals............      4.6        4,011,389
Diversified
  Telecommunication
  Services...............      3.3        2,804,034
Chemicals................      1.3        1,150,447
Industrial
  Conglomerates..........      0.9          796,503
IT Consulting &
  Services...............      0.0#          18,368
                             -----      -----------
TOTAL COMMON STOCKS......     99.8       86,322,031
OTHER INVESTMENTS........      4.3        3,726,380
                             -----      -----------
TOTAL INVESTMENTS........    104.1       90,048,411
OTHER ASSETS AND
  LIABILITIES (NET)......     (4.1)      (3,562,277)
                             -----      -----------
NET ASSETS...............    100.0%     $86,486,134
                             =====      ===========

------------
# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

Munder Large-Cap Value Fund (Formerly Munder Equity Income Fund)
      Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 97.8%
    AEROSPACE & DEFENSE -- 2.6%
    23,000    Honeywell
                International, Inc.   $    777,860
    58,030    United Technologies
                Corporation              3,750,479
                                      ------------
                                         4,528,339
                                      ------------
     AUTOMOBILES -- 1.1%
    31,000    Magna International,
                Inc., Class A            1,967,570
                                      ------------
     BANKS -- 6.5%
    32,000    Bank of America
                Corporation              2,014,400
    62,000    FleetBoston Financial
                Corporation              2,263,000
    72,000    PNC Financial Services
                Group                    4,046,400
    67,000    Wells Fargo & Company      2,911,150
                                      ------------
                                        11,234,950
                                      ------------
     BEVERAGES -- 2.0%
    51,000    Anheuser-Busch
                Companies, Inc.          2,305,710
    25,000    PepsiCo, Inc.              1,217,250
                                      ------------
                                         3,522,960
                                      ------------
     CHEMICALS -- 2.0%
    61,050    Praxair, Inc.              3,373,012
                                      ------------
     COMMUNICATION EQUIPMENT -- 0.5%
    41,000    Comverse Technology,
                Inc.+                      917,170
                                      ------------
     COMPUTERS & PERIPHERALS -- 2.4%
   123,000    Compaq Computer
                Corporation              1,200,480
    23,737    International Business
                Machines Corporation     2,871,227
                                      ------------
                                         4,071,707
                                      ------------
     DIVERSIFIED FINANCIALS -- 13.1%
   157,354    Citigroup, Inc.            7,943,230
    24,000    Federal National
                Mortgage Association     1,908,000

SHARES                                       VALUE
--------------------------------------------------
     DIVERSIFIED FINANCIALS (CONTINUED)
    72,000    Freddie Mac             $  4,708,800
    29,000    J. P. Morgan Chase &
                Company                  1,054,150
    67,940    Lehman Brothers
                Holdings, Inc.           4,538,392
    10,000    USA Education, Inc.          840,200
    53,000    Washington Mutual,
                Inc.                     1,733,100
                                      ------------
                                        22,725,872
                                      ------------
     DIVERSIFIED TELECOMMUNICATION SERVICES --9.0%
    26,030    ALLTEL Corporation         1,606,832
    76,000    AT&T Corporation           1,378,640
    62,000    BellSouth Corporation      2,365,300
   131,500    SBC Communications         5,150,855
    70,758    Verizon
                Communications,
                Inc.                     3,358,175
   117,000    WorldCom, Inc.             1,647,360
     4,980    WorldCom, Inc. - MCI
                Group                       63,246
                                      ------------
                                        15,570,408
                                      ------------
     ELECTRIC UTILITIES -- 3.3%
    38,000    Allegheny Energy,
                Inc.                     1,376,360
   111,000    Duke Energy
                Corporation              4,357,860
                                      ------------
                                         5,734,220
                                      ------------
     ELECTRICAL EQUIPMENT -- 1.1%
    52,000    Cooper Industries,
                Inc.                     1,815,840
                                      ------------
     ENERGY EQUIPMENT & SERVICES -- 1.5%
    33,000    Baker Hughes, Inc.         1,203,510
    59,000    ENSCO International,
                Inc.                     1,466,150
                                      ------------
                                         2,669,660
                                      ------------
     FOOD & DRUG RETAILING -- 0.8%
    32,000    Safeway, Inc.+             1,336,000
                                      ------------
     FOOD PRODUCTS -- 2.3%
    95,000    McCormick & Company,
                Inc.                     3,987,150
                                      ------------
     GAS UTILITIES -- 1.9%
    72,262    El Paso Corporation        3,223,608
                                      ------------

                       See Notes to Financial Statements.

Munder Large-Cap Value Fund (Formerly Munder Equity Income Fund)
      Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     HEALTH CARE PROVIDERS & SERVICES -- 4.2%
    47,000    HCA, Inc.               $  1,811,380
    51,000    Tenet Healthcare
                Corporation+             2,994,720
    35,100    Trigon Healthcare,
                Inc.+                    2,437,695
                                      ------------
                                         7,243,795
                                      ------------
     HOTELS, RESTAURANTS & LEISURE -- 4.9%
    66,000    Carnival Corporation,
                Class A                  1,853,280
   123,000    Darden Restaurants,
                Inc.                     4,354,200
    61,000    Harrah's
                Entertainment, Inc.+     2,257,610
                                      ------------
                                         8,465,090
                                      ------------
     HOUSEHOLD DURABLES -- 1.7%
    50,000    Centex Corporation         2,854,500
                                      ------------
     HOUSEHOLD PRODUCTS -- 1.7%
    49,050    Kimberly-Clark
                Corporation              2,933,190
                                      ------------
     INDUSTRIAL CONGLOMERATES -- 2.7%
    79,000    Tyco International
                Ltd.                     4,653,100
                                      ------------
     INSURANCE -- 8.5%
   117,100    ACE Ltd.                   4,701,565
    45,000    Ambac Financial Group,
                Inc.                     2,603,700
    42,000    American International
                Group, Inc.              3,334,800
    22,500    Prudential Financial,
                Inc.+                      746,775
    79,000    Radian Group, Inc.         3,393,050
                                      ------------
                                        14,779,890
                                      ------------
     IT CONSULTING & SERVICES -- 1.6%
    26,500    Affiliated Computer
                Services, Inc.,
                Class A+                 2,812,445
                                      ------------
     MACHINERY -- 2.1%
    73,000    ITT Industries, Inc.       3,686,500
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
     MEDIA -- 4.1%
    98,000    Charter
                Communications,
                Inc.+                 $  1,610,140
   102,000    Comcast Corporation,
                Class A
                (non-voting)+            3,672,000
    42,000    New York Times
                Company, Class A         1,816,500
                                      ------------
                                         7,098,640
                                      ------------
     METALS & MINING -- 1.6%
    78,000    Alcoa, Inc.                2,772,900
                                      ------------
     MULTILINE RETAIL -- 2.3%
    68,100    Family Dollar Stores,
                Inc.                     2,041,638
    48,000    Federated Department
                Stores+                  1,963,200
                                      ------------
                                         4,004,838
                                      ------------
     OIL & GAS -- 6.0%
    29,700    Apache Corporation         1,481,436
    41,000    ChevronTexaco
                Corporation              3,674,010
   133,152    Exxon Mobil
                Corporation              5,232,874
                                      ------------
                                        10,388,320
                                      ------------
     PHARMACEUTICALS -- 2.4%
    37,000    Bristol-Myers Squibb
                Company                  1,887,000
    39,000    Merck & Company, Inc.      2,293,200
                                      ------------
                                         4,180,200
                                      ------------
     REAL ESTATE -- 1.9%
    44,000    Apartment Investment &
                Management Company,
                Class A                  2,012,120
    31,900    Vornado Realty Trust       1,327,040
                                      ------------
                                         3,339,160
                                      ------------
     SOFTWARE -- 2.0%
    24,000    Autodesk, Inc.               894,480
   118,800    Cadence Design
                Systems, Inc.+           2,604,096
                                      ------------
                                         3,498,576
                                      ------------
TOTAL COMMON STOCKS
  (Cost $148,761,182)                  169,389,610
                                      ------------

                       See Notes to Financial Statements.

Munder Large-Cap Value Fund (Formerly Munder Equity Income Fund)
      Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 2.2%
  (Cost $3,865,000)
$3,865,000    Agreement with State
                Street Bank and
                Trust Company,
                1.550% dated
                12/31/2001, to be
                repurchased at
                $3,865,333 on
                01/02/2002,
                collateralized by
                $3,980,000 U.S.
                Treasury Bill,
                1.790% maturing
                06/20/2002 (value
                $3,946,170)           $  3,865,000
                                      ------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $4,482,520)         2.6%     $  4,482,520
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $157,108,702*)    102.6%      177,737,130
OTHER ASSETS AND
  LIABILITIES (NET)        (2.6)       (4,547,184)
                          -----      ------------
NET ASSETS                100.0%     $173,189,946
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $157,108,702.
** As of December 31, 2001, the market value of the securities on loan is $4,213,591. Collateral received for securities loaned of $4,482,520 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

                       See Notes to Financial Statements.

Munder Micro-Cap Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 95.5%
    AEROSPACE & DEFENSE -- 1.3%
   100,000    Herley Industries,
                Inc.+                 $  1,700,000
                                      ------------
     AIR FREIGHT & COURIERS -- 4.1%
   400,000    Air Methods
                Corporation+             2,492,000
    47,500    Genesee & Wyoming,
                Inc., Class A+           1,550,875
   400,000    United Shipping &
                Technology, Inc.+        1,360,000
                                      ------------
                                         5,402,875
                                      ------------
     AUTO COMPONENTS -- 1.3%
   265,500    Spartan Motors, Inc.       1,699,200
                                      ------------
     BANKS -- 4.8%
    50,000    Boston Private
                Financial Holdings,
                Inc.                     1,103,500
    75,000    Macatawa Bank
                Corporation              1,443,750
    80,000    Mercantile Bank
                Corporation              1,420,000
    50,000    Superior Financial
                Corporation                782,500
    50,000    Wintrust Financial
                Corporation              1,528,500
                                      ------------
                                         6,278,250
                                      ------------
     BIOTECHNOLOGY -- 2.4%
   200,000    Organogenesis, Inc.+         960,000
   100,000    Serologicals
                Corporation+             2,150,000
                                      ------------
                                         3,110,000
                                      ------------
     CHEMICALS -- 1.7%
    50,000    Applied Films
                Corporation+             1,562,500
   130,000    Eden Bioscience
                Corporation+               659,100
                                      ------------
                                         2,221,600
                                      ------------
     COMMERCIAL SERVICES & SUPPLIES -- 3.2%
   125,000    Baker Michael
                Corporation+             1,900,000
    40,000    Mobile Mini, Inc.+         1,564,800

SHARES                                       VALUE
--------------------------------------------------
     COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
    78,900    Superior Consultant
                Holdings
                Corporation+          $    662,760
                                      ------------
                                         4,127,560
                                      ------------
     COMMUNICATION EQUIPMENT -- 4.8%
   140,000    Gentner Communications
                Corporation+             2,335,200
   100,000    SpectraLink
                Corporation+             1,713,000
   125,000    TESSCO Technologies,
                Inc.+                    2,143,750
                                      ------------
                                         6,191,950
                                      ------------
     COMPUTERS & PERIPHERALS -- 0.2%
    14,000    Drexler Technology
                Corporation+               332,780
                                      ------------
     CONSTRUCTION MATERIALS -- 1.6%
   180,000    Ceradyne, Inc.+            2,028,600
                                      ------------
     CONSTRUCTION & ENGINEERING -- 1.2%
   150,000    The Keith Companies,
                Inc.+                    1,526,880
                                      ------------
     DIVERSIFIED FINANCIALS -- 1.4%
   400,000    Cardiac Science, Inc.+     1,780,000
                                      ------------
     DIVERSIFIED TELECOMMUNICATION SERVICES --1.3%
   500,000    PTEK Holdings, Inc.+       1,700,000
                                      ------------
     ELECTRICAL EQUIPMENT -- 2.1%
   175,000    Craftmade
                International, Inc.      2,749,250
                                      ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.0%
    98,500    Alpha Technologies
                Group, Inc.+               394,000
    24,000    Planar Systems, Inc.+        506,400
    75,000    Powell Industries,
                Inc.+                    1,407,750
   100,000    SBS Technologies,
                Inc.+                    1,457,000
   450,000    White Electronic
                Designs Corporation+     2,767,500
                                      ------------
                                         6,532,650
                                      ------------
     ENERGY EQUIPMENT & SERVICES -- 1.0%
   188,200    NATCO Group, Inc.,
                Class A+                 1,317,400
                                      ------------

                       See Notes to Financial Statements.

Munder Micro-Cap Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     FOOD & BEVERAGES -- 1.3%
   100,000    Horizon Organic
                Holding Corporation+  $  1,652,000
                                      ------------
     HEALTH CARE EQUIPMENT & SUPPLIES -- 12.0%
    75,000    Advanced
                Neuromodulation
                Systems, Inc.+           2,643,750
    50,000    Cantel Medical
                Corporation+               954,500
    64,500    Meridian Medical
                Technologies, Inc.+      1,696,350
   150,000    Merit Medical Systems,
                Inc.+                    2,802,000
    96,500    Micro Therapeutics,
                Inc.+                      606,985
    50,000    Neogen Corporation+          905,000
   250,000    Quidel Corporation+        1,922,500
   315,000    STAAR Surgical
                Company+                 1,212,750
    79,350    Transgenomic, Inc.+          872,850
    50,000    Zoll Medical
                Corporation+             1,947,000
                                      ------------
                                        15,563,685
                                      ------------
     HEALTH CARE PROVIDERS & SERVICES -- 10.6%
   200,000    Bio-Reference
                Laboratories, Inc.+      1,204,000
   100,000    Curative Health
                Services, Inc.+          1,350,000
   100,000    Horizon Health
                Corporation+             1,506,000
    13,300    Lifeline Systems,
                Inc.+                      318,269
   175,000    MIM Corporation+           3,115,000
    60,000    National Home Health
                Care Corporation           747,000
   125,000    Option Care, Inc.+         2,443,750
   150,000    Radiologix, Inc.+          1,522,500
   100,000    U.S. Physical Therapy,
                Inc.+                    1,616,000
                                      ------------
                                        13,822,519
                                      ------------
     HOTELS, RESTAURANTS & LEISURE -- 1.2%
    50,000    Penn National Gaming,
                Inc.+                    1,517,000
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
     INSURANCE -- 1.3%
    85,700    Scottish Annuity &
                Life Holdings Ltd.    $  1,658,295
                                      ------------
     INTERNET SOFTWARE & SERVICES -- 0.2%
    18,500    Micro General
                Corporation                253,635
                                      ------------
     IT CONSULTING & SERVICES -- 0.3%
   300,000    Digital Generation
                Systems, Inc.+             333,000
                                      ------------
     MACHINERY -- 1.9%
    50,000    Actuant Corporation,
                Class A                  1,680,000
   255,000    Valence Technology,
                Inc.+                      859,350
                                      ------------
                                         2,539,350
                                      ------------
     MEDIA -- 4.7%
   200,000    Interep National Radio
                Sales, Inc., Class
                A+                         940,000
   250,000    Regent Communications,
                Inc.+                    1,687,500
    80,000    Saga Communications,
                Inc., Class A+           1,656,000
   180,000    TTM Technologies,
                Inc.+                    1,821,600
                                      ------------
                                         6,105,100
                                      ------------
     METALS & MINING -- 2.5%
   125,000    Odyssey Healthcare,
                Inc.+                    3,242,500
                                      ------------
     MULTI-UTILITIES -- 0.7%
   200,000    Covanta Energy
                Corporation+               904,000
                                      ------------
     OIL & GAS -- 2.1%
   161,500    ATP Oil & Gas
                Corporation+               481,270
    97,335    Greka Energy
                Corporation                841,948
   190,000    Mallon Resources
                Corporation+               573,800
   225,000    Mission Resources
                Corporation+               787,500
                                      ------------
                                         2,684,518
                                      ------------

                       See Notes to Financial Statements.

Munder Micro-Cap Equity Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     PHARMACEUTICALS -- 1.6%
   150,000    Dendreon Corporation+   $  1,510,500
   150,000    PacificHealth
                Laboratories, Inc.+        565,500
                                      ------------
                                         2,076,000
                                      ------------
     REAL ESTATE -- 1.3%
   275,000    Rent-Way, Inc.+            1,647,250
                                      ------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 4.1%
   148,200    BTU International,
                Inc.+                      643,188
    82,300    Diodes, Inc.+                547,295
   320,000    inSilicon Corporation+       777,600
    66,100    Metron Technology NV+        462,700
   174,500    Uniroyal Technology
                Corporation+               558,400
   125,000    Virage Logic
                Corporation+             2,403,750
                                      ------------
                                         5,392,933
                                      ------------
     SOFTWARE -- 10.0%
   500,000    Acclaim Entertainment,
                Inc.+                    2,650,000
   124,700    BAM! Entertainment,
                Inc.+                    1,036,257
   200,000    Centra Software, Inc.+     1,600,000
   140,000    MapInfo Corporation+       2,196,600
    50,000    MCSi, Inc.+                1,172,500
    35,000    Precis, Inc.+                427,000
   225,000    QuadraMed Corporation+     1,901,250
    80,000    TTI Team Telecom
                International Ltd.+      2,001,600
                                      ------------
                                        12,985,207
                                      ------------
     SPECIALTY RETAIL -- 2.3%
   140,000    Gymboree Corporation+      1,670,200
    45,200    Ultimate Electronics,
                Inc.+                    1,356,000
                                      ------------
                                         3,026,200
                                      ------------
TOTAL COMMON STOCKS
  (Cost $110,977,896)                  124,102,187
                                      ------------
PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 5.1%
  (Cost $6,607,000)
$6,607,000    Agreement with State
                Street Bank and
                Trust Company,
                1.550% dated
                12/31/2001, to be
                repurchased at
                $6,607,569 on
                01/02/2002,
                collateralized by
                $6,800,000 U.S.
                Treasury Bill,
                1.790% maturing
                06/20/2002
                (value $6,742,200)    $  6,607,000
                                      ------------

OTHER INVESTMENTS**
  (Cost $20,599,327)       15.8%       20,599,327
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $138,184,223*)    116.4%      151,308,514
OTHER ASSETS AND
  LIABILITIES (NET)       (16.4)      (21,304,656)
                          -----      ------------
NET ASSETS                100.0%     $130,003,858
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $138,548,960.
** As of December 31, 2001, the market value of the securities on loan is $18,921,204. Collateral received for securities loaned of $20,599,327 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

                       See Notes to Financial Statements.

Munder Multi-Season Growth Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 97.8%
    BANKS -- 4.9%
   175,000    FleetBoston Financial
                Corporation           $  6,387,500
    96,200    Mellon Financial
                Corporation              3,619,044
   123,000    U.S. Bancorp               2,574,390
    58,700    Washington Mutual,
                Inc.                     1,919,490
    95,000    Wells Fargo & Company      4,127,750
                                      ------------
                                        18,628,174
                                      ------------
     BEVERAGES -- 2.6%
   197,900    Anheuser-Busch
                Companies, Inc.          8,947,059
    48,000    Pepsi Bottling Group,
                Inc.                     1,128,000
                                      ------------
                                        10,075,059
                                      ------------
     BIOTECHNOLOGY -- 1.2%
    78,000    Amgen, Inc.+               4,402,320
                                      ------------
     CHEMICALS -- 0.5%
    48,500    Sigma-Aldrich
                Corporation              1,911,385
                                      ------------
     COMMERCIAL SERVICES & SUPPLIES -- 3.5%
   152,700    Automatic Data
                Processing, Inc.         8,994,030
   137,400    Concord EFS, Inc.+         4,503,972
                                      ------------
                                        13,498,002
                                      ------------
     COMMUNICATION EQUIPMENT -- 1.6%
   250,000    Cisco Systems, Inc.+       4,527,500
    68,000    Comverse Technology,
                Inc.+                    1,521,160
                                      ------------
                                         6,048,660
                                      ------------
     COMPUTERS & PERIPHERALS -- 3.5%
   110,000    International Business
                Machines Corporation    13,305,600
                                      ------------
     DIVERSIFIED FINANCIALS -- 6.8%
    81,100    Capital One Financial
                Corporation              4,375,345
   200,618    Citigroup, Inc.           10,127,197

SHARES                                       VALUE
--------------------------------------------------
     DIVERSIFIED FINANCIALS (CONTINUED)
   125,000    Freddie Mac             $  8,175,000
    54,800    Household
                International, Inc.      3,175,112
                                      ------------
                                        25,852,654
                                      ------------
     DIVERSIFIED TELECOMMUNICATION SERVICES --3.8%
   200,000    SBC Communications         7,834,000
   136,300    Verizon
                Communications, Inc.     6,468,798
                                      ------------
                                        14,302,798
                                      ------------
     ELECTRIC UTILITIES -- 0.1%
    29,200    Calpine Corporation+         490,268
                                      ------------
     ELECTRICAL EQUIPMENT -- 0.7%
    50,000    Emerson Electric
                Company                  2,855,000
                                      ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.5%
    50,000    Celestica, Inc.+           2,019,500
                                      ------------
     ENERGY EQUIPMENT & SERVICES -- 1.9%
   110,400    BJ Services Company+       3,582,480
   142,600    Hanover Compressor
                Company+                 3,602,076
                                      ------------
                                         7,184,556
                                      ------------
     FOOD & DRUG RETAILING -- 4.3%
   180,000    Safeway, Inc.+             7,515,000
   335,000    SYSCO Corporation          8,783,700
                                      ------------
                                        16,298,700
                                      ------------
     GAS UTILITIES -- 1.9%
   158,350    El Paso Corporation        7,063,994
                                      ------------
     HEALTH CARE EQUIPMENT & SUPPLIES -- 3.5%
   130,000    Baxter International,
                Inc.                     6,971,900
   200,000    Biomet, Inc.               6,180,000
                                      ------------
                                        13,151,900
                                      ------------
     HEALTH CARE PROVIDERS & SERVICES -- 2.0%
   115,500    Cardinal Health, Inc.      7,468,230
                                      ------------
     HOTELS, RESTAURANTS & LEISURE -- 3.8%
   155,000    Brinker International,
                Inc.+                    4,612,800

                       See Notes to Financial Statements.

Munder Multi-Season Growth Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     HOTELS, RESTAURANTS & LEISURE (CONTINUED)
   154,000    Darden Restaurants,
                Inc.                  $  5,451,600
   150,000    Wendy's International,
                Inc.                     4,375,500
                                      ------------
                                        14,439,900
                                      ------------
     INDUSTRIAL CONGLOMERATES -- 7.2%
   370,000    General Electric
                Company                 14,829,600
   215,292    Tyco International
                Ltd.                    12,680,699
                                      ------------
                                        27,510,299
                                      ------------
     INSURANCE -- 7.0%
   170,321    American International
                Group, Inc.             13,523,487
    77,500    Marsh & McLennan
                Companies, Inc.          8,327,375
    79,700    MGIC Investment
                Corporation              4,919,084
                                      ------------
                                        26,769,946
                                      ------------
     INTERNET SOFTWARE & SERVICES -- 1.1%
   107,000    Check Point Software
                Technologies Ltd.+       4,268,230
                                      ------------
     IT CONSULTING & SERVICES -- 0.4%
    20,000    Electronic Data
                Systems Corporation      1,371,000
                                      ------------
     MEDIA -- 3.5%
   185,000    AOL Time Warner, Inc.+     5,938,500
    82,700    Omnicom, Inc.              7,389,245
                                      ------------
                                        13,327,745
                                      ------------
     MULTILINE RETAIL -- 4.2%
   238,600    Family Dollar Stores,
                Inc.                     7,153,228
    40,000    Kohl's Corporation+        2,817,600
   103,500    Wal-Mart Stores, Inc.      5,956,425
                                      ------------
                                        15,927,253
                                      ------------
     MULTI-UTILITIES -- 0.5%
    75,100    Dynegy, Inc., Class A      1,915,050
                                      ------------
     OIL & GAS -- 4.8%
    56,000    Devon Energy
                Corporation              2,164,400

SHARES                                       VALUE
--------------------------------------------------
     OIL & GAS (CONTINUED)
   153,800    Exxon Mobil
                Corporation           $  6,044,340
    62,000    Phillips Petroleum
                Company                  3,736,120
   125,000    Royal Dutch Petroleum
                Company, NYR             6,127,500
                                      ------------
                                        18,072,360
                                      ------------
     PHARMACEUTICALS -- 8.6%
    57,000    American Home Products
                Corporation              3,497,520
   198,100    Johnson & Johnson         11,707,710
   163,200    Merck & Company, Inc.      9,596,160
   101,000    Pfizer, Inc.               4,024,850
   110,000    Schering-Plough
                Corporation              3,939,100
                                      ------------
                                        32,765,340
                                      ------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.7%
   205,000    Intel Corporation          6,447,250
    70,000    Maxim Integrated
                Products, Inc.+          3,675,700
                                      ------------
                                        10,122,950
                                      ------------
     SOFTWARE -- 6.5%
   129,000    Amdocs Ltd.+               4,382,130
   226,500    Microsoft Corporation+    15,005,625
   200,000    Oracle Systems
                Corporation+             2,762,000
    58,499    VERITAS Software
                Corporation+             2,622,510
                                      ------------
                                        24,772,265
                                      ------------
     SPECIALTY RETAIL -- 3.5%
    40,000    Bed Bath & Beyond,
                Inc.+                    1,356,000
    85,100    Home Depot, Inc.           4,340,951
   160,000    Lowes Companies, Inc.      7,425,600
                                      ------------
                                        13,122,551
                                      ------------
     TOBACCO -- 0.7%
    60,400    Philip Morris
                Companies, Inc.          2,769,340
                                      ------------
TOTAL COMMON STOCKS
  (Cost $315,010,187)                  371,711,029
                                      ------------

                       See Notes to Financial Statements.

Munder Multi-Season Growth Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 1.1%
  (Cost $4,087,000)
$4,087,000    Agreement with State
                Street Bank and
                Trust Company,
                1.550% dated
                12/31/2001, to be
                repurchased at
                $4,087,352 on
                01/02/2002,
                collateralized by
                $4,205,000 U.S.
                Treasury Bill,
                1.790% maturing
                06/20/2002
                (value $4,169,258)    $  4,087,000
                                      ------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $17,667,377)        4.6%     $ 17,667,377
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $336,764,564*)    103.5%      393,465,406
OTHER ASSETS AND
  LIABILITIES (NET)        (3.5)      (13,237,194)
                          -----      ------------
NET ASSETS                100.0%     $380,228,212
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $336,764,564.
** As of December 31, 2001 the market value of the securities on loan is $16,926,604. Collateral received for securities loaned of $17,667,377 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

ABBREVIATION:
NYR -- New York Registered Shares

                       See Notes to Financial Statements.

Munder Power Plus Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 100.4%
    CONSTRUCTION & ENGINEERING -- 0.5%
   42,900    Willbros Group, Inc.+    $    686,400
                                      ------------
     DISTRIBUTED POWER -- 20.9%
  192,600    ABB Ltd., ADR+              1,812,366
  548,000    Active Power, Inc.+         3,726,400
   62,400    AstroPower, Inc.+           2,522,832
   44,800    C&D Technologies, Inc.      1,023,680
  946,500    Capstone Turbine
               Corporation+              5,120,565
  206,400    Evergreen Solar, Inc.+        701,760
  172,500    FuelCell Energy, Inc.+      3,129,150
  175,200    IMPCO Technologies,
               Inc.+                     2,223,288
   34,388    Intermagnetics General
               Corporation                 890,649
   54,600    International Rectifier
               Corporation+              1,904,448
   56,300    NEG Micon AS+               1,483,034
  311,700    Peco II, Inc.+              1,857,732
  113,700    Quanta Services, Inc.+      1,754,391
                                      ------------
                                        28,150,295
                                      ------------
     DRILLING -- 15.2%
  101,450    ENSCO International,
               Inc.                      2,521,032
  213,400    Enserco Energy Service
               Company, Inc.+            1,762,363
  242,300    Ensign Resource Group,
               Inc                       2,031,467
  192,200    Key Energy Group, Inc.+     1,768,240
   50,450    Nabors Industries,
               Inc.+                     1,731,949
   57,450    Noble Drilling
               Corporation+              1,955,598
  108,600    Patterson-UTI Energy,
               Inc.+                     2,531,466
  108,900    Rowan Companies, Inc.+      2,109,393
1,281,000    Savannah Energy
               Services
               Corporation**, ++         1,786,153
   64,800    Transocean Sedco Forex,
               Inc.                      2,191,536
                                      ------------
                                        20,389,197
                                      ------------
     ELECTRICAL EQUIPMENT -- 0.9%
  212,200    UQM Technologies, Inc.+     1,154,368
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
     ENERGY CONVERGENCE -- 9.0%
  103,300    Aquila, Inc.+            $  1,766,430
  210,700    Calpine Corporation+        3,537,653
   45,800    Duke Energy Corporation     1,798,108
  106,000    Dynegy, Inc., Class A       2,703,000
  143,400    Mirant Corporation+         2,297,268
                                      ------------
                                        12,102,459
                                      ------------
     ENERGY EQUIPMENT & SERVICES -- 4.7%
   19,800    Smith International,
               Inc.+                     1,061,676
  118,600    Tesco Corporation+            987,938
   48,400    Tidewater, Inc.             1,640,760
  144,500    Veritas DGC, Inc.+          2,673,250
                                      ------------
                                         6,363,624
                                      ------------
     EXPLORATION & PRODUCTION -- 17.0%
   40,300    Alberta Energy Company
               Ltd.                      1,525,355
   36,100    Anadarko Petroleum
               Corporation               2,052,285
   42,570    Apache Corporation          2,123,392
  121,400    Bonavista Petroleum
               Ltd.+                     2,058,532
   50,000    Burlington Resources,
               Inc.                      1,877,000
   78,700    Cabot Oil & Gas
               Corporation, Class A      1,892,735
   55,050    Devon Energy
               Corporation               2,127,682
   44,800    Newfield Exploration
               Company+                  1,590,848
   68,000    Ocean Energy, Inc.          1,305,600
   94,650    Pioneer Natural
               Resources Company+        1,822,959
  145,900    Rio Alto Exploration
               Ltd.+                     1,713,452
  220,400    Unit Corporation+           2,843,160
                                      ------------
                                        22,933,000
                                      ------------
     INTEGRATED OIL & GAS -- 10.6%
   77,800    El Paso Corporation         3,470,658
   68,900    Equitable Resources,
               Inc.                      2,347,423
  181,600    Sasol Ltd., ADR             1,607,160
   68,100    Suncor Energy, Inc.         2,243,214
   62,900    Western Gas Resources,
               Inc.                      2,032,928
  101,050    Williams Companies,
               Inc.                      2,578,796
                                      ------------
                                        14,280,179
                                      ------------

                       See Notes to Financial Statements.

Munder Power Plus Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     OIL COMP - INTEGRATED -- 0.8%
  105,100    Husky Energy, Inc        $  1,087,105
                                      ------------
     OIL & GAS -- 5.2%
  306,100    ATP Oil & Gas
               Corporation+                912,178
   81,070    Canadian Natural
               Resources Ltd.            1,978,108
   38,500    EOG Resources, Inc.         1,505,735
   90,000    St. Mary Land &
               Exploration Company       1,907,100
   36,800    XTO Energy, Inc.              644,000
                                      ------------
                                         6,947,121
                                      ------------
     OIL SERVICE & EQUIPMENT -- 15.6%
   54,350    Baker Hughes, Inc.          1,982,145
   73,500    BJ Services Company+        2,385,075
   46,300    Cooper Cameron
               Corporation+              1,868,668
  122,300    Dril-Quip, Inc.+            2,947,430
   88,600    Hanover Compressor
               Company+                  2,238,036
   68,550    Lone Star Technologies,
               Inc.+                     1,206,480
  182,400    NATCO Group, Inc.,
               Class A+                  1,276,800
  293,600    Oil States
               International, Inc.+      2,671,760

SHARES                                       VALUE
--------------------------------------------------
     OIL SERVICE & EQUIPMENT (CONTINUED)
   21,000    Schlumberger Ltd.        $  1,153,950
  221,300    Stolt Offshore SA, ADR+     1,991,700
  158,100    Trican Well Service
               Ltd.+                     1,320,561
                                      ------------
                                        21,042,605
                                      ------------
TOTAL COMMON STOCKS
  (Cost $162,860,430)                  135,136,353
                                      ------------

TOTAL INVESTMENTS
  (Cost $162,860,430*)      100.4%      135,136,353
OTHER ASSETS AND
  LIABILITIES (NET)          (0.4)         (530,362)
                            -----      ------------
NET ASSETS                  100.0%     $134,605,991
                            =====      ============

------------
 * Aggregate cost for Federal tax purposes is $163,801,425.
** Restricted security, which is subject to restrictions on resale under federal securities laws. This security may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At December 31, 2001, this security represents 1.3% of net assets.

   SECURITY                 ACQUISITION DATE    ACQUISITION COST
   -------------------------------------------------------------
   Savannah Energy
     Services
     Corporation                  5/30/01          $2,500,128

 + Non-income producing security.
++ Affiliated security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 97.0%
    APARTMENTS -- 20.1%
    28,675    Apartment Investment &
                Management Company,
                Class A                $ 1,311,308
   104,460    Archstone-Smith Trust      2,747,298
    31,359    Avalon Bay Community,
                Inc.                     1,483,594
    49,900    Camden Property Trust      1,831,330
    97,400    Equity Residential
                Properties Trust         2,796,354
    22,625    Essex Property Trust,
                Inc.                     1,117,901
                                       -----------
                                        11,287,785
                                       -----------
     COMMUNITY SHOPPING CENTERS -- 5.0%
    30,200    Developers Diversified
                Realty Corporation         576,820
    68,813    Kimco Realty
                Corporation              2,249,481
                                       -----------
                                         2,826,301
                                       -----------
     DIVERSIFIED -- 16.8%
   131,500    Correctional Properties
                Trust                    2,222,350
    23,500    Health Care REIT, Inc.       572,225
    42,400    iStar Financial, Inc.      1,057,880
   551,000    Pinnacle Holdings,
                Inc.+                      187,340
    63,900    ProLogis Trust             1,374,489
    13,525    RAIT Investment Trust        220,458
    43,600    Ventas, Inc.                 501,400
    64,525    Vornado Realty Trust       2,684,240
    23,625    Washington Real Estate
                Investment Trust           588,026
                                       -----------
                                         9,408,408
                                       -----------
     HOTELS -- 5.1%
    21,500    Hospitality Properties
                Trust                      634,250
   123,600    Host Marriott
                Corporation              1,112,400
    27,200    MeriStar Hospitality
                Corporation                386,240
    25,200    Starwood Hotels &
                Resorts Worldwide,
                Inc.                       752,220
                                       -----------
                                         2,885,110
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
     OFFICE AND INDUSTRIAL -- 36.3%
    51,925    AMB Property
                Corporation            $ 1,350,050
    51,475    Boston Properties,
                Inc.                     1,956,050
    28,725    CarrAmerica Realty
                Corporation                864,622
    34,050    CenterPoint Properties
                Corporation              1,695,690
   128,200    Corporate Office
                Properties Trust,
                Inc.                     1,521,734
    15,850    Cousins Properties,
                Inc.                       386,106
    57,300    Crescent Real Estate
                Equities Company         1,037,703
    43,200    Duke-Weeks Realty
                Corporation              1,051,056
   161,299    Equity Office
                Properties Trust         4,851,874
    10,325    Kilroy Realty
                Corporation                271,238
    19,325    Mission West
                Properties, Inc.           245,814
    95,175    Reckson Associates
                Realty Corporation       2,223,288
    70,200    SL Green Realty
                Corporation              2,155,842
    15,800    Weingarten Realty
                Investors                  758,400
                                       -----------
                                        20,369,467
                                       -----------
     REGIONAL MALLS -- 10.0%
    54,650    CBL & Associates
                Properties, Inc.         1,721,475
    31,900    General Growth
                Properties, Inc.         1,237,720
    90,025    Simon Property Group,
                Inc.                     2,640,433
                                       -----------
                                         5,599,628
                                       -----------
     STORAGE -- 3.7%
    61,375    Public Storage, Inc.       2,049,925
                                       -----------
TOTAL COMMON STOCKS
  (Cost $50,176,509)                    54,426,624
                                       -----------

                       See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 2.8%
  (Cost $1,574,000)
$1,574,000    Agreement with State
                Street Bank and Trust
                Company, 1.550% dated
                12/31/2001, to be
                repurchased at
                $1,574,136 on
                01/02/2002,
                collateralized by
                $1,500,000 U.S.
                Treasury Bond, 6.250%
                maturing 08/15/2023
                (value $1,608,750)     $ 1,574,000
                                       -----------

                                            VALUE
-------------------------------------------------
TOTAL INVESTMENTS
  (Cost $51,750,509*)       99.8%     $56,000,624
OTHER ASSETS AND
  LIABILITIES (NET)          0.2           94,783
                           -----      -----------
NET ASSETS                 100.0%     $56,095,407
                           =====      ===========

------------
* Aggregate cost for Federal tax purposes is $51,827,654.
+ Non-income producing security.

                       See Notes to Financial Statements.

Munder Small-Cap Value Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS -- 95.1%
    AEROSPACE & DEFENSE -- 3.2%
    27,600    Alliant Techsystems,
                Inc.+                  $  2,130,720
    22,000    Triumph Group, Inc.+          715,000
                                       ------------
                                          2,845,720
                                       ------------
     AIR FREIGHT & COURIERS -- 0.4%
    34,100    A.C.L.N. Ltd.+                316,107
                                       ------------
     AUTOMOBILES -- 1.8%
    28,300    Lithia Motors, Inc.,
                Class A+                    585,810
    24,000    Monaco Coach
                Corporation+                524,880
    19,200    Sonic Automotive, Inc.,
                Class A+                    450,048
                                       ------------
                                          1,560,738
                                       ------------
     BANKS -- 3.5%
    37,300    FirstFed Financial
                Corporation+                955,999
    27,000    Prosperity Bancshares,
                Inc.                        728,730
    32,450    Republic Bancorp, Inc.        449,433
    29,000    Wintrust Financial
                Corporation                 886,530
                                       ------------
                                          3,020,692
                                       ------------
     BEVERAGES -- 1.8%
    37,800    Constellation Brands,
                Inc., Class A+            1,619,730
                                       ------------
     BUILDING PRODUCTS -- 0.7%
    28,700    Universal Forest
                Products, Inc.              600,691
                                       ------------
     CHEMICALS -- 3.6%
    31,300    Cambrex Corporation         1,364,680
    23,600    Minerals Technologies,
                Inc.                      1,100,704
    33,600    Spartech Corporation          690,480
                                       ------------
                                          3,155,864
                                       ------------
     COMMERCIAL SERVICES & SUPPLIES -- 4.3%
    28,000    Corinthian Colleges,
                Inc.+                     1,144,920
    14,000    F.Y.I., Inc.+                 469,000
    28,200    Harland (John H.)
                Company                     623,220

SHARES                                        VALUE
---------------------------------------------------
     COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
    80,000    Quixote Corporation      $  1,520,000
                                       ------------
                                          3,757,140
                                       ------------
     COMMUNICATION EQUIPMENT -- 2.3%
    98,500    Peco II, Inc.+                587,060
    85,500    REMEC, Inc.+                  854,145
    93,130    Stratos Lightwave,
                Inc.+                       572,749
                                       ------------
                                          2,013,954
                                       ------------
     COMPUTERS & PERIPHERALS -- 1.3%
   186,250    Qualstar Corporation+       1,126,813
                                       ------------
     CONSTRUCTION & ENGINEERING -- 2.8%
    95,500    Baker Michael
                Corporation+              1,451,600
    62,200    Quanta Services, Inc.+        959,746
                                       ------------
                                          2,411,346
                                       ------------
     DIVERSIFIED FINANCIALS -- 8.1%
    10,400    Affiliated Managers
                Group, Inc.+                732,992
    16,100    Allied Capital
                Corporation                 418,600
    49,200    American Capital
                Strategies Ltd.           1,394,820
    35,100    American Home Mortgage
                Holdings, Inc.              424,710
    49,900    Financial Federal
                Corporation+              1,559,375
    57,700    MCG Capital
                Corporation+              1,027,060
    41,300    Metris Companies, Inc.      1,061,823
    36,300    New Century Financial
                Corporation+                491,139
                                       ------------
                                          7,110,519
                                       ------------
     ELECTRIC UTILITIES -- 4.1%
    71,600    ALLETE                      1,804,320
    54,600    Cleco Corporation           1,199,562
    23,500    Conectiv                      575,515
                                       ------------
                                          3,579,397
                                       ------------
     ELECTRICAL EQUIPMENT -- 3.6%
   179,050    Active Power, Inc.+         1,217,540
    17,600    C&D Technologies, Inc.        402,160

                       See Notes to Financial Statements.

Munder Small-Cap Value Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS (CONTINUED)
     ELECTRICAL EQUIPMENT (CONTINUED)
   279,400    Capstone Turbine
                Corporation+           $  1,511,554
                                       ------------
                                          3,131,254
                                       ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.9%
    44,400    Keithley Instruments,
                Inc.                        750,360
   250,200    Manufacturers' Services
                Ltd.+                     1,563,750
    29,200    Methode Electronics,
                Inc., Class A               233,600
                                       ------------
                                          2,547,710
                                       ------------
     ENERGY EQUIPMENT & SERVICES -- 5.2%
    36,100    Hanover Compressor
                Company+                    911,886
    63,900    Key Energy Group, Inc.+       587,880
    34,600    Lone Star Technologies,
                Inc.+                       608,960
    73,800    NATCO Group, Inc.,
                Class A+                    516,600
    90,750    Oil States
                International, Inc.+        825,825
    75,900    Stolt Offshore SA, ADR+       683,100
    47,500    Tesco Corp+                   395,675
                                       ------------
                                          4,529,926
                                       ------------
     FOOD PRODUCTS -- 1.5%
    18,000    American Italian Pasta
                Company, Class A+           756,540
    60,300    Suprema Specialties,
                Inc.+                       527,625
                                       ------------
                                          1,284,165
                                       ------------
     HEALTH CARE EQUIPMENT & SUPPLIES -- 3.0%
    36,900    Orthofix International
                N.V.+                     1,369,082
    78,250    Polymedica Corporation+     1,298,950
                                       ------------
                                          2,668,032
                                       ------------
     HEALTH CARE PROVIDERS & SERVICES -- 3.1%
    36,200    Orthodontic Centers of
                America, Inc.+            1,104,100
    86,100    Owens & Minor, Inc.         1,592,850
                                       ------------
                                          2,696,950
                                       ------------

SHARES                                        VALUE
---------------------------------------------------
     HOTELS, RESTAURANTS & LEISURE -- 5.7%
    31,000    Argosy Gaming Company+   $  1,008,120
    36,050    Brinker International,
                Inc.+                     1,072,848
    58,300    Penn National Gaming,
                Inc.+                     1,768,822
    56,400    Ruby Tuesday, Inc.          1,163,532
                                       ------------
                                          5,013,322
                                       ------------
     HOUSEHOLD DURABLES -- 4.8%
    19,600    Centex Corporation          1,118,964
     5,200    NVR, Inc.+                  1,060,800
    19,500    Pulte Homes, Inc.             871,065
     8,700    The Ryland Group, Inc.        636,840
    12,300    Toll Brothers, Inc.+          539,970
                                       ------------
                                          4,227,639
                                       ------------
     INSURANCE -- 6.0%
    49,200    AMERIGROUP Corporation+     1,072,560
    35,700    Arthur J. Gallagher &
                Company                   1,231,293
    50,000    Radian Group, Inc.          2,147,500
     8,100    RenaissanceRe Holdings
                Ltd.                        772,740
                                       ------------
                                          5,224,093
                                       ------------
     MACHINERY -- 1.9%
    30,700    CIRCOR International,
                Inc.                        566,415
    23,400    Oshkosh Truck
                Corporation               1,140,750
                                       ------------
                                          1,707,165
                                       ------------
     MEDIA -- 0.6%
    10,300    Scholastic Corporation+       518,399
                                       ------------
     OIL & GAS -- 1.5%
    85,350    Enserco Energy Service
                Company, Inc.+              704,862
    19,100    Western Gas Resources,
                Inc.                        617,312
                                       ------------
                                          1,322,174
                                       ------------

                       See Notes to Financial Statements.

Munder Small-Cap Value Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS (CONTINUED)
     REAL ESTATE -- 12.8%
   107,800    Annaly Mortgage
                Management, Inc.       $  1,724,800
    70,600    Anthracite Capital,
                Inc.                        775,894
    30,000    Anworth Mortgage Asset
                Corporation                 273,000
    31,400    CBL & Associates
                Properties, Inc.            989,100
    16,100    CenterPoint Properties
                Corporation                 801,780
   121,600    Corporate Office
                Properties Trust          1,443,392
   100,100    Correctional Properties
                Trust                     1,691,690
    17,793    Kilroy Realty
                Corporation                 467,422
    30,000    Mission West
                Properties, Inc.            381,600
    49,300    RAIT Investment Trust         803,590
    45,700    Reckson Associates
                Realty Corporation        1,067,552
    25,700    SL Green Realty
                Corporation                 789,247
                                       ------------
                                         11,209,067
                                       ------------
     ROAD & RAIL -- 1.2%
    31,700    Genesee & Wyoming,
                Inc., Class A+            1,035,005
                                       ------------
     SOFTWARE -- 0.6%
    20,700    MCSi, Inc.+                   485,415
                                       ------------
     TEXTILES & APPAREL -- 2.8%
    77,250    Quaker Fabric
                Corporation+                641,948
   120,800    Russell Corporation         1,813,208
                                       ------------
                                          2,455,156
                                       ------------
TOTAL COMMON STOCKS
  (Cost $71,339,267)                     83,174,183
                                       ------------
PRINCIPAL
AMOUNT                                        VALUE
---------------------------------------------------
REPURCHASE AGREEMENT -- 5.7%
  (Cost $4,992,000)
$4,992,000    Agreement with State
                Street Bank & Trust
                Company,
                1.550% dated
                12/31/2001, to be
                repurchased at
                $4,992,430 on
                01/02/2002,
                collateralized by
                $5,140,000 U.S.
                Treasury Bill,
                1.620%, maturing
                01/03/2002
                (value $5,096,310)     $  4,992,000
                                       ------------

OTHER INVESTMENTS**
  (Cost $10,207,971)        11.7%       10,207,971
                           -----      ------------
TOTAL INVESTMENTS
  (Cost $86,539,238*)      112.5%       98,374,154
OTHER ASSETS AND
  LIABILITIES (NET)        (12.5)      (10,931,590)
                           -----      ------------
NET ASSETS                 100.0%     $ 87,442,564
                           =====      ============

OPEN OPTION CONTRACTS WRITTEN

                       NUMBER OF   EXERCISE   EXPIRATION
NAME OF ISSUER         CONTRACTS    PRICE        DATE       VALUE
-------------------------------------------------------------------
Alliant Techsystems,
  Inc., Call Options       80       $70.00     2/16/02     $117,600
Polymedica
  Corporation, Call
  Options                 450        30.00     3/16/02        9,000
Stratos Lightwave,
  Inc., Call Options      750         7.50     6/22/02       88,125
                                                           --------
                                                           $214,725
                                                           ========

------------
 * Aggregate cost for Federal tax purposes is $86,754,025.
** As of December 31, 2001, the market value of the securities on loan is $9,715,593. Collateral received for securities loaned includes $10,207,971 in U.S. Government securities.
 + Non-income producing security.

                       See Notes to Financial Statements.

Munder Small Company Growth Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 100.7%
    AEROSPACE & DEFENSE -- 1.1%
 48,100    Aeroflex, Inc.+            $    910,533
                                      ------------
     AIR FREIGHT & COURIERS -- 1.3%
 33,500    Forward Air Corporation+      1,136,320
                                      ------------
     BANKS -- 3.6%
 24,000    Commerce Bancorp, Inc.          944,160
 35,825    Greater Bay Bancorp           1,023,879
 35,950    Southwest Bancorporation
             of Texas, Inc.+             1,088,206
                                      ------------
                                         3,056,245
                                      ------------
     BIOTECHNOLOGY -- 4.8%
 28,800    Cell Genesys, Inc.+             669,312
 30,100    Cell Therapeutics, Inc.+        726,614
 63,600    Genencor International,
             Inc.+                       1,015,056
123,350    Organogenesis, Inc.+            592,080
 48,000    Serologicals Corporation+     1,032,000
                                      ------------
                                         4,035,062
                                      ------------
     BUILDING PRODUCTS -- 0.7%
 32,650    Trex Company, Inc.+             620,024
                                      ------------
     CHEMICALS -- 1.1%
 21,300    Cambrex Corporation             928,680
                                      ------------
     COMMERCIAL SERVICES & SUPPLIES -- 4.8%
 53,125    Getty Images, Inc.+           1,220,812
 29,700    Mobile Mini, Inc.+            1,161,864
 24,900    NDChealth Corporation           860,295
 42,000    Tetra Tech, Inc.+               836,220
                                      ------------
                                         4,079,191
                                      ------------
     COMMUNICATION EQUIPMENT -- 3.9%
 54,700    Anaren Microwave, Inc.+         947,404
 44,500    SonicWALL, Inc.+                865,080
 51,700    SpectraLink Corporation+        885,621
103,900    Stratos Lightwave, Inc.+        638,985
                                      ------------
                                         3,337,090
                                      ------------
     COMPUTERS & PERIPHERALS -- 1.8%
133,500    Read-Rite Corporation+          882,435
 14,023    ScanSource, Inc.+               667,495
                                      ------------
                                         1,549,930
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
     CONSTRUCTION & ENGINEERING -- 0.8%
 41,900    Quanta Services, Inc.+     $    646,517
                                      ------------
     DIVERSIFIED FINANCIALS -- 3.9%
 27,975    FactSet Research Systems,
             Inc.                          977,726
 40,625    Financial Federal
             Corporation+                1,269,531
 41,700    Metris Companies, Inc.        1,072,107
                                      ------------
                                         3,319,364
                                      ------------
     DIVERSIFIED TELECOMMUNICATION SERVICES --0.7%
 97,300    Lexent, Inc.+                   608,125
                                      ------------
     ELECTRICAL EQUIPMENT -- 1.9%
 30,950    C&D Technologies, Inc.          707,208
 33,744    MKS Instruments, Inc.+          912,100
                                      ------------
                                         1,619,308
                                      ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.5%
 29,989    Avnet, Inc.                     763,820
 33,700    DSP Group, Inc.+                783,862
 37,300    eFunds Corporation+             512,875
 45,675    SBS Technologies, Inc.+         665,485
 29,425    Varian, Inc.+                   954,547
164,825    White Electronic Designs
             Corporation+                1,013,673
                                      ------------
                                         4,694,262
                                      ------------
     ENERGY EQUIPMENT & SERVICES -- 1.6%
 69,225    Key Energy Group, Inc.+         636,870
 31,375    The Shaw Group, Inc.+           737,313
                                      ------------
                                         1,374,183
                                      ------------
     FOOD & DRUG RETAILING -- 1.4%
 34,350    Performance Food Group
             Company+                    1,208,090
                                      ------------
     HEALTH CARE EQUIPMENT & SUPPLIES -- 4.1%
 59,100    Lumenis Ltd.+                 1,164,270
 33,075    Orthofix International
             N.V.+                       1,227,165
  8,900    Therasense, Inc.+               220,720
 21,600    Zoll Medical Corporation+       841,104
                                      ------------
                                         3,453,259
                                      ------------
     HEALTH CARE PROVIDERS & SERVICES -- 8.1%
 30,875    CryoLife, Inc.+                 926,250
 22,400    IMPATH, Inc.+                   997,024

                       See Notes to Financial Statements.

Munder Small Company Growth Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
 54,250    Mid Atlantic Medical
             Services, Inc.+          $  1,231,475
 57,300    MIM Corporation+              1,019,940
 57,300    Option Care, Inc.+            1,120,215
 26,400    Province Healthcare
             Company+                      814,704
 27,311    Specialty Laboratories,
             Inc.+                         750,779
                                      ------------
                                         6,860,387
                                      ------------
     HOTELS, RESTAURANTS & LEISURE -- 3.2%
 19,300    CEC Entertainment, Inc.+        837,427
 13,100    International Game
             Technology+                   894,730
 42,800    RARE Hospitality
             International, Inc.+          964,712
                                      ------------
                                         2,696,869
                                      ------------
     HOUSEHOLD DURABLES -- 0.9%
 34,100    La-Z-Boy, Inc.                  744,062
                                      ------------
     INTERNET SOFTWARE & SERVICES -- 2.4%
 18,125    Fair, Issac & Company,
             Inc.                        1,142,238
 31,675    Stellent, Inc.+                 936,313
                                      ------------
                                         2,078,551
                                      ------------
     IT CONSULTING & SERVICES -- 1.4%
105,550    Entegris, Inc.+               1,156,828
                                      ------------
     MACHINERY -- 1.4%
 41,000    Stewart & Stevenson
             Services, Inc.                771,210
134,550    Valence Technology, Inc.+       453,434
                                      ------------
                                         1,224,644
                                      ------------
     MEDIA -- 2.4%
117,800    Spanish Broadcasting
             System, Inc., Class A+      1,165,042
 86,850    TTM Technologies, Inc.+         878,922
                                      ------------
                                         2,043,964
                                      ------------
     MISCELLANEOUS -- 1.7%
 18,050    Corinthian Colleges,
             Inc.+                         738,064
 20,075    Education Management
             Corporation+                  727,719
                                      ------------
                                         1,465,783
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
     MULTILINE RETAIL -- 1.2%
 56,400    Tuesday Morning
             Corporation+             $  1,020,276
                                      ------------
     MULTI-UTILITIES -- 0.3%
 51,350    Covanta Energy
             Corporation+                  232,102
                                      ------------
     OIL & GAS -- 2.9%
135,750    ATP Oil & Gas
             Corporation+                  404,535
132,250    Mission Resources
             Corporation+                  462,875
 18,150    Roper Industries, Inc.          898,425
 18,050    Stone Energy Corporation+       712,975
                                      ------------
                                         2,478,810
                                      ------------
     PERSONAL PRODUCTS -- 1.0%
 56,050    Elizabeth Arden, Inc.+          855,884
                                      ------------
     PHARMACEUTICALS -- 6.8%
 14,900    American Pharmaceutical
             Partners, Inc.+               309,920
 33,050    Charles River
             Laboratories
             International, Inc.+        1,106,514
 76,600    Dendreon Corporation+           771,362
 58,600    Diversa Corporation+            829,190
 39,400    First Horizon
             Pharmaceutical
             Corporation+                1,157,966
 39,999    SICOR, Inc.+                    627,184
 41,100    ViroPharma, Inc.+               943,245
                                      ------------
                                         5,745,381
                                      ------------
     REAL ESTATE -- 0.7%
 24,350    Cousins Properties, Inc.        593,166
                                      ------------
     ROAD & RAIL -- 1.2%
 32,000    Genesee & Wyoming, Inc.,
             Class A+                    1,044,800
                                      ------------

                       See Notes to Financial Statements.

Munder Small Company Growth Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.8%
 59,150    EMCORE Corporation+        $    795,567
 50,900    ESS Technology, Inc.          1,082,134
 44,124    Pericom Semiconductor
             Corporation+                  639,798
 44,650    Pixelworks, Inc.+               717,079
                                      ------------
                                         3,234,578
                                      ------------
     SOFTWARE -- 10.9%
 34,750    Activision, Inc.+               903,848
 68,800    Borland Software
             Corporation+                1,077,408
 57,475    FileNET Corporation+          1,166,168
 39,100    HNC Software, Inc.              805,460
 35,100    Jack Henry & Associates,
             Inc.                          766,584
 52,625    MapInfo Corporation+            825,686
 51,350    MCSi, Inc.+                   1,204,157
 38,975    Netegrity, Inc.+                754,556
 15,000    THQ, Inc.+                      727,050
 52,825    Verity, Inc.+                 1,069,706
                                      ------------
                                         9,300,623
                                      ------------
     SPECIALTY RETAIL -- 7.4%
 38,250    Cost Plus, Inc.+              1,013,625
 38,250    Direct Focus, Inc.+           1,193,400

SHARES                                       VALUE
--------------------------------------------------
     SPECIALTY RETAIL (CONTINUED)
 47,850    Gildan Activewear, Inc.+   $    686,169
 31,250    School Specialty, Inc.+         715,000
 35,550    Too, Inc.+                      977,625
 39,725    Ultimate Electronics,
             Inc.+                       1,191,750
 44,600    Wilsons The Leather
             Experts, Inc.+                508,886
                                      ------------
                                         6,286,455
                                      ------------
TOTAL COMMON STOCKS
  (Cost $84,323,355)                    85,639,346
                                      ------------

OTHER INVESTMENTS**
  (Cost $19,465,981)        22.9%       19,465,981
                           -----      ------------
TOTAL INVESTMENTS
  (Cost $103,789,336*)     123.6%      105,105,327
OTHER ASSETS AND
  LIABILITIES (NET)        (23.6)      (20,094,493)
                           -----      ------------
NET ASSETS                 100.0%     $ 85,010,834
                           =====      ============

------------
 * Aggregate cost for Federal tax purposes is $107,063,191.
** As of December 31, 2001, the market value of the securities on loan is $18,472,542. Collateral received for securities loaned of $19,465,981 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

                       See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 107.7%
    BERMUDA -- 3.7%
    500,000    Digital China
                 Holdings, Ltd.        $   218,012
  5,500,000    E-LIFE International
                 Ltd.+                      76,176
  1,400,000    Euro-Asia Agricultural
                 (Holdings) Company,
                 Ltd.+                     328,556
 15,700,000    LifeTec Group, Ltd.+        483,216
                                       -----------
                                         1,105,960
                                       -----------
     BRAZIL -- 10.8%
     12,000    Brasil Telecom
                 Participacoes SA,
                 ADR                   $   497,760
     23,500    Companhia de Bebidas
                 das Americas, ADR         476,815
     60,000    Companhia Paranaense
                 de Energia-Copel,
                 ADR                       471,000
     20,000    Companhia Vale do Rio
                 Doce, ADR                 464,834
     27,000    Petroleo Brasileiro
                 SA - Petrobras, ADR       629,100
     62,300    Tele Centro Oeste
                 Celular
                 Participacoes SA,
                 ADR                       436,100
     89,950    Usinas Siderurgicas de
                 Minas Gerais SA, ADR      253,443
                                       -----------
                                         3,229,052
                                       -----------
     CAYMAN ISLANDS -- 2.1%
    916,450    Chaoda Modern
                 Agricultura
                 (Holdings) Ltd.           258,560
  1,100,000    Global Bio-chem
                 Technology Group
                 Company Ltd.+             384,406
                                       -----------
                                           642,966
                                       -----------
     CHINA/HONG KONG -- 7.6%
    900,000    Brilliance China
                 Automotive Holdings
                 Ltd.                      165,048
    250,000    China Mobile (Hong
                 Kong), Ltd.+              880,061

SHARES                                       VALUE
--------------------------------------------------
     CHINA/HONG KONG (CONTINUED)
    499,000    China Unicom Ltd.+      $   550,338
  1,100,000    Denway Motors Ltd.          342,086
  1,200,000    Golden Meditech
                 Company Ltd.+             149,274
 13,000,000    Sun Television
                 Cybernetworks
                 Holdings, Ltd.+           181,719
                                       -----------
                                         2,268,526
                                       -----------
     CZECH REPUBLIC -- 1.8%
     57,000    Komercni Banka AS,
                 GDR+                      542,925
                                       -----------
     INDIA -- 2.7%
     35,200    Hindalco Industries
                 Ltd., 144A, GDR++         448,800
     26,100    Reliance Industries
                 Ltd., 144A, GDR++         354,960
                                       -----------
                                           803,760
                                       -----------
     ISRAEL -- 3.2%
     85,500    Emblaze Systems+            243,628
      6,400    Teva Pharmaceutical,
                 ADR                       394,432
     12,800    TTI Team Telecom
                 International Ltd.+       320,256
                                       -----------
                                           958,316
                                       -----------
     KOREA -- 20.3%
     50,000    Daewoo Securities
                 Company Ltd.+             388,495
     38,000    Daishin Securities
                 Company                   516,928
     41,800    Hana Bank                   539,870
     17,000    Hyundai Motor Company
                 Ltd.                      349,484
      4,200    Kangwon Land, Inc.+         425,296
     23,680    Kookmin Bank                901,245
      7,100    Korea Telecom
                 Corporation               271,032
     11,000    KT Freetel+                 359,801

                       See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     KOREA (CONTINUED)
      4,720    LG Household & Health
                 Care Ltd.+            $   104,248
      7,471    Samsung Electronics
                 Company Ltd.            1,592,976
      3,100    SK Telecom Company
                 Ltd.                      634,925
                                       -----------
                                         6,084,300
                                       -----------
     MEXICO -- 10.6%
     16,200    America Movil S.A. de
                 C.V., ADR,
                 Series L                  315,576
    150,000    Corporacion
                 Interamericana de
                 Entretenimiento SA
                 de CV+                    343,218
      9,700    Fomento Economico
                 Mexicano SA de CV,
                 ADR                       335,135
    450,000    Grupo Financiero BBVA
                 Bancomer SA de CV,
                 Series O+                 410,387
    227,700    Grupo Televisa SA+          482,457
    155,000    Organizacion Soriana
                 SA de CV,
                 Series B                  419,834
     14,300    Telefono de Mexico SA,
                 ADR                       500,786
     54,000    TV Azteca SA de CV,
                 ADR                       366,660
                                       -----------
                                         3,174,053
                                       -----------
     PERU -- 0.0%#
         82    Ferreyros SA, ADR+              181
                                       -----------
     POLAND -- 3.6%
     36,000    Bank Polska Kasa
                 Opieki SA, GDR+           720,000
     37,000    Polski Koncern Naftowy
                 Orlen SA, GDR             355,200
                                       -----------
                                         1,075,200
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
     RUSSIA -- 4.8%
     58,000    Gazprom, ADR+           $   571,300
     56,000    RAO Unified Energy
                 System (UES), GDR         873,600
                                       -----------
                                         1,444,900
                                       -----------
     SENEGAL -- 1.1%
     11,782    Sonatel Communications
                 Corporation+              320,076
                                       -----------
     SOUTH AFRICA -- 9.9%
    511,000    Alexander Forbes Ltd.       668,837
  1,185,950    BoE Ltd.                    374,719
     72,000    Imperial Holdings Ltd.      338,541
    280,000    Nampak Ltd.                 275,448
    382,500    New Clicks Holdings
                 Ltd.                      203,766
     34,100    Sappi Ltd.                  341,142
     43,800    Sasol Ltd.                  384,870
    141,700    Standard Bank
                 Investment
                 Corporation Ltd.          366,802
                                       -----------
                                         2,954,125
                                       -----------
     TAIWAN -- 11.1%
     80,000    Evergreen Marine
                 Corporation, GDR          280,800
     90,000    Hon Hai Precision
                 Industry Co., Ltd.,
                 GDR                       922,500
     10,000    Systex Corporation,
                 GDR                        32,500
     30,000    Taiwan Semiconductor
                 Manufacturing
                 Company Ltd., ADR         515,100
     80,000    United
                 Microelectronics
                 Corporation, ADR+         768,000
    180,000    Yageo Corporation, GDR      612,000
     80,000    Yang Ming Marine
                 Transport, GDR            174,000
                                       -----------
                                         3,304,900
                                       -----------

                       See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     THAILAND -- 4.9%
    645,000    Bangkok Bank Public
                 Company Ltd.+         $   718,206
    165,000    GMM Grammy Public
                 Company Ltd.              317,093
    295,000    Hana Microelectronics
                 Public Company Ltd.       425,192
                                       -----------
                                         1,460,491
                                       -----------
     TURKEY -- 6.7%
 61,800,000    Aksigorta AS                508,816
180,000,000    Haci Omer Sabanci
                 Holding AS                503,774
165,000,000    Yapi ve Kredi Bankasi
                 AS                        975,643
                                       -----------
                                         1,988,233
                                       -----------
     UNITED KINGDOM -- 2.8%
     31,900    Anglo American Plc          482,776
     53,000    South African
                 Breweries Plc             360,600
                                       -----------
                                           843,376
                                       -----------
TOTAL COMMON STOCKS
  (Cost $31,681,616)                    32,201,340
                                       -----------
PREFERRED STOCKS -- 2.6%
    BRAZIL -- 0.0%#
        417    Telemar Norte Leste
                 SA,
                 Series A                       11
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
     KOREA -- 2.6%
      9,000    Samsung Electronics
                 Company Ltd.          $   780,665
                                       -----------
TOTAL PREFERRED STOCKS
  (Cost $787,007)                          780,676
                                       -----------
INVESTMENT COMPANY SECURITIES -- 0.9%
  (Cost $700,000)
     BRITISH VIRGIN ISLANDS -- 0.9%
     70,000    Korea Investment
                 Corporation+              280,000
                                       -----------

TOTAL INVESTMENTS
  (Cost $33,168,623*)      111.2%      33,262,016
OTHER ASSETS AND
  LIABILITIES (NET)        (11.2)      (3,360,834)
                           -----      -----------
NET ASSETS                 100.0%     $29,901,182
                           =====      ===========

------------
 * Aggregate cost for Federal tax purposes is $33,168,623.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

At December 31, 2001 sector diversification of the Munder Framlington Emerging Markets Fund was as follows:

                              % OF
                           NET ASSETS         VALUE
                           ------------------------
COMMON STOCKS:
Banks...................      14.7%     $ 4,397,889
Diversified
  Financials............       9.7        2,900,166
Wireless
  Telecommunication
  Services..............       8.8        2,626,464
Diversified
  Telecommunication
  Services..............       7.2        2,139,992
Oil & Gas...............       6.5        1,940,470
Industrial
  Conglomerates.........       6.5        1,938,982
Semiconductor Equipment
  & Products............       5.7        1,708,292
Metals & Mining.........       5.5        1,649,853
Preferred Stock.........       5.3        1,592,976
Electronic Equipment &
  Instruments...........       5.1        1,534,500
Media...................       5.0        1,509,428
Electric Utilities......       4.5        1,344,600
Beverages...............       3.9        1,172,550
Automobiles.............       2.9          856,618
Machinery...............       2.2          665,116
Paper & Forest
  Products..............       2.1          616,590
Multiline Retail........       2.1          623,600

                              % OF
                           NET ASSETS         VALUE
                           ------------------------
Insurance...............       1.7%     $   508,816
Specialty Retail........       1.4          414,717
Hotels, Restaurants &
  Leisure...............       1.4          425,296
Pharmaceuticals.........       1.3          394,432
Software................       1.1          320,256
Marine..................       0.9          280,800
Food Products...........       0.9          258,561
Internet Software &
  Services..............       0.8          243,628
Household Products......       0.4          104,248
Computers &
  Peripherals...........       0.1           32,500
                             -----      -----------
TOTAL COMMON STOCKS.....     107.7       32,201,340
PREFERRED STOCKS........       2.6          780,676
INVESTMENT COMPANY
  SECURITIES............       0.9          280,000
                             -----      -----------
TOTAL INVESTMENTS.......     111.2       33,262,016
OTHER ASSETS AND
  LIABILITIES (NET).....     (11.2)      (3,360,834)
                             -----      -----------
NET ASSETS..............     100.0%     $29,901,182
                             =====      ===========

                       See Notes to Financial Statements.

Munder Framlington Healthcare Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS - DOMESTIC -- 79.5%
    BIOTECHNOLOGY -- 34.3%
  92,400     Abegenix, Inc.+           $  3,108,336
  80,000     Adolor Corporation+          1,436,000
  80,000     Alexion Pharmaceuticals,
               Inc.+                      1,955,200
 416,850     Amylin Pharmaceuticals,
               Inc.                       3,810,009
 200,000     Antigenics, Inc.+            3,280,000
 200,000     Arena Pharmaceuticals,
               Inc.+                      2,406,000
  30,000     Aviron+                      1,491,900
 150,000     Celgene Corporation+         4,788,000
 100,000     Cell Therapeutics, Inc.+     2,414,000
 285,717     Cellegy Pharmaceuticals,
               Inc.+                      2,451,452
 125,000     Cellegy Pharmaceuticals,
               Inc.+, ***                 1,072,500
 200,000     Corixa Corporation+          3,014,000
 375,000     Corvas International,
               Inc.+                      2,456,250
 100,000     Cubist Pharmaceuticals,
               Inc.+                      3,596,000
 400,000     Curis, Inc.+                 2,244,000
 100,000     CV Therapeutics, Inc.+       5,202,000
 300,000     Dendreon Corporation+        3,021,000
 300,000     Dyax Corporation+            3,291,000
 270,000     Exelixis, Inc.+              4,487,400
 130,000     Genzyme Transgenics
               Corporation+                 756,600
  14,675     Human Genome Sciences,
               Inc.+                        494,841
  75,000     ICOS Corporation+            4,308,000
 140,000     ILEX Oncology, Inc.+         3,785,600
 192,000     ImmunoGen, Inc.+             3,183,360
 425,000     Insmed, Inc.+                1,623,500
 280,000     Inspire Pharmaceuticals,
               Inc.+                      3,945,200
 600,000     Introgen Therapeutics,
               Inc.+                      3,324,000
 450,000     La Jolla Pharmaceutical
               Company+                   4,023,000
 250,000     La Jolla Pharmaceutical
               Company+, ***              2,052,900
 149,990     Large Scale Biology
               Corporation+                 674,955
 150,000     Medarex, Inc.+               2,694,000

SHARES                                        VALUE
---------------------------------------------------
     BIOTECHNOLOGY (CONTINUED)
 110,000     MedImmune, Inc.+          $  5,098,500
  75,000     Myriad Genetics, Inc.+       3,948,000
 196,254     NeoPharm, Inc.               4,916,170
 130,000     Neurocrine Biosciences,
               Inc.+                      6,670,300
 132,600     NPS Pharmaceuticals,
               Inc.+                      5,078,580
 250,000     Onyx Pharmaceuticals,
               Inc.+                      1,280,000
 100,000     OSI Pharmaceuticals,
               Inc.+                      4,574,000
 100,000     Paradigm Genetics, Inc.+       570,000
 108,250     Pharmacyclics, Inc.+         1,076,005
 379,475     POZEN, Inc.+                 1,992,244
 137,225     Sangamo BioSciences,
               Inc.+                      1,281,682
 200,000     Scios, Inc.+                 4,754,000
 450,000     Telik, Inc.+                 6,075,000
 250,000     Texas Biotechnology
               Corporation+               1,625,000
 120,000     TranskaryoticTherapies,
               Inc.+                      5,136,000
 100,000     Trimeris, Inc.+              4,497,000
 331,400     Valentis, Inc.+              1,027,340
 100,000     Vical, Inc.+                 1,224,000
   8,500     ViroPharma, Inc.+              195,075
 334,850     XOMA Ltd.+                   3,298,272
                                       ------------
                                        150,708,171
                                       ------------
     BIOTECHNOLOGY - TOOLS -- 5.6%
 102,050     Biosite Diagnostics,
               Inc.+                      1,874,659
 446,625     Discovery Partners
               International+             3,305,025
  60,000     Invitrogen Corporation+      3,715,800
 200,000     Lexicon Genetics, Inc.+      2,308,000
 103,000     Molecular Devices
               Corporation                2,149,610
 143,450     Pharmacopeia, Inc.+          1,992,520
 348,525     Third Wave Technologies,
               Inc.+                      2,561,659
 270,000     Transgenomic, Inc.+          2,970,000
 100,000     Waters Corporation+          3,875,000
                                       ------------
                                         24,752,273
                                       ------------
     DRUGS & DRUG DELIVERY -- 10.8%
  80,000     Cephalon, Inc.+              6,046,800

                       See Notes to Financial Statements.

Munder Framlington Healthcare Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS - DOMESTIC (CONTINUED)
     DRUGS & DRUG DELIVERY (CONTINUED)
 111,675     CIMA Labs, Inc.+          $  4,037,051
  60,000     Forest Laboratories,
               Inc.+                      4,917,000
 250,000     Inhale Therapeutic
               Systems, Inc.+             4,637,500
 105,000     InterMune, Inc.+             5,172,300
 150,000     Isis Pharmaceuticals,
               Inc.+                      3,328,500
 125,000     IVAX Corporation+            2,517,500
  85,000     Medicis Pharmaceutical
               Corporation, Class A+      5,490,150
 160,000     MGI Pharma, Inc.+            2,444,800
 148,000     Pfizer, Inc.                 5,897,800
 200,000     SICOR, Inc.+                 3,136,000
                                       ------------
                                         47,625,401
                                       ------------
     MEDICAL DEVICES -- 12.8%
 443,475     AeroGen, Inc.+               1,552,162
 276,675     Align Technology, Inc.+      1,245,038
 237,500     American Medical Systems
               Holdings, Inc.+            4,913,875
 175,000     ArthroCare Corporation+      3,137,750
 211,818     ATS Medical, Inc.+           1,122,635
 150,000     Biomet, Inc.                 4,635,000
 155,000     Cytyc Corporation+           4,045,500
 215,700     Endocardial Solutions,
               Inc.+                      1,143,210
 200,000     EPIX Medical, Inc.+          2,858,000
 453,325     Genomic Solutions, Inc.+     1,087,980
 150,000     Integra LifeSciences
               Holdings+                  3,951,000
 330,000     Interpore International,
               Inc.+                      2,745,600
 225,000     Kensey Nash Corporation+     4,050,000
 311,200     Micro Therapeutics,
               Inc.+                      1,957,448
 150,000     Novoste Corporation+         1,311,000
  90,000     ResMed, Inc.+                4,852,800
 223,650     Rita Medical Systems,
               Inc.+                      1,491,746
 443,625     Sonic Innovations, Inc.+     2,040,675
  60,000     St. Jude Medical, Inc.+      4,659,000
 150,000     Therasense, Inc.+            3,720,000
                                       ------------
                                         56,520,419
                                       ------------
     MEDICAL SERVICES -- 16.0%
 115,000     Accredo Health, Inc.+        4,565,500

SHARES                                        VALUE
---------------------------------------------------
     MEDICAL SERVICES (CONTINUED)
 120,000     AdvancePCS+               $  3,522,000
 130,000     Albany Molecular
               Research, Inc.+            3,443,700
  70,000     AmerisourceBergen
               Corporation                4,448,500
 100,000     Anthem, Inc.+                4,950,000
  80,000     Baxter International,
               Inc.                       4,290,400
  60,000     Cardinal Health, Inc.        3,879,600
 275,000     Caremark Rx, Inc.+           4,485,250
 375,000     eBenX, Inc.+                 1,526,625
 326,000     HealthStream, Inc.+            358,600
 120,000     IMPATH, Inc.+                5,341,200
  54,000     Laboratory Corporation
               of America Holdings+       4,365,900
 180,000     Omnicare, Inc.               4,478,400
 253,000     Omnicell, Inc.+              2,251,700
 130,000     Orthodontic Centers of
               America, Inc.+             3,965,000
 150,000     Pharmaceutical Product
               Development, Inc.+         4,846,500
 213,100     Pharsight Corporation+         315,388
 120,000     Renal Care Group, Inc.+      3,852,000
  75,000     Select Medical
               Corporation+               1,206,000
  35,000     Wellpoint Health
               Networks, Inc.+            4,089,750
                                       ------------
                                         70,182,013
                                       ------------
TOTAL COMMON STOCKS - DOMESTIC
  (Cost $404,254,054)                   349,788,277
                                       ------------
COMMON STOCKS - FOREIGN -- 20.7%
    BIOTECHNOLOGY -- 6.7%
  48,573     Actelion Ltd.+               2,282,896
 125,000     Biosearch Italia SpA+        1,869,315
 120,000     Cambridge Antibody
               Technology Group Plc+      3,363,510
 300,000     Celltech Group Plc+          3,811,861
 420,000     ConjuChem, Inc.+             1,714,501
 160,000     Genmab A/S+                  3,295,098
 100,000     Karo Bio AB+                 3,396,154
  60,610     Medivir AB+                    359,497
 337,350     Neurochem, Inc.+             1,012,707
 122,000     NeuroSearch A/S+             1,869,777
  85,000     Nicox SA+                    3,698,396

                       See Notes to Financial Statements.

Munder Framlington Healthcare Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS - FOREIGN (CONTINUED)
     BIOTECHNOLOGY (CONTINUED)
  45,595     Novuspharma SpA+          $  1,359,644
2,762,682    Oxford BioMedica Plc+        1,309,341
                                       ------------
                                         29,342,697
                                       ------------
     BIOTECHNOLOGY - TOOLS -- 1.5%
 234,285     Evotec Biosystems AG+        2,116,771
 495,000     Pharmagene Plc+                680,051
 300,000     PyroSequencing AB+           1,076,246
  60,000     QIAGEN NV                    1,121,589
  60,000     QIAGEN NV+                   1,113,600
1,120,000    XTL Biopharmaceuticals
               Ltd.+                        757,138
                                       ------------
                                          6,865,395
                                       ------------
     DRUGS & DRUG DELIVERY -- 6.1%
  85,000     Altana AG                    4,237,115
  80,000     Biovail Corporation+         4,500,000
 400,000     Forbes Medi-Tech, Inc.+,
               ***                          721,572
 293,751     Galen Holdings Plc           2,946,679
  18,750     Galen Holdings Plc, ADR        772,500
  25,000     Rhein Biotech NV+            1,555,537
 335,000     Shire Pharmaceuticals
               Group Plc+                 4,188,395
  53,000     Teva Pharmaceutical, ADR     3,266,390
1,500,000    Weston Medical Group
               Plc+                       4,535,853
                                       ------------
                                         26,724,041
                                       ------------
     MEDICAL DEVICES -- 4.6%
  70,000     Angiotech
               Pharmaceuticals, Inc.+     3,900,400
     864     Disetronic Holding AG          717,918
1,330,530    Gyrus Group Plc+             5,060,189
  60,000     Sanofi-Synthelabo SA         4,475,675
 337,500     Shield Diagnostics Group
               Plc+                       1,633,888

SHARES                                        VALUE
---------------------------------------------------
     MEDICAL DEVICES (CONTINUED)
   6,500     Synthes-Stratec, Inc.     $  4,527,597
                                       ------------
                                         20,315,667
                                       ------------
     MEDICAL SERVICES -- 1.8%
 105,000     Cerep SA+                    1,626,304
 330,000     Dynacare, Inc.+              5,573,700
  47,300     Lion Bioscience AG+            778,926
                                       ------------
                                          7,978,930
                                       ------------
TOTAL COMMON STOCKS - FOREIGN
  (Cost $125,003,118)                    91,226,730
                                       ------------
RIGHTS/WARRANTS -- 0.0%#
  (Cost $0)
     BIOTECHNOLOGY -- 0.0%#
   2,400     AVANT
               Immunotherapeutics,
               Inc. expires 8/24/03+          3,156
                                       ------------
PRINCIPAL
AMOUNT
---------
REPURCHASE AGREEMENT -- 0.2%
  (Cost $653,000)
$653,000     Agreement with State
               Street Bank and Trust
               Company,
               1.550% dated
               12/31/2001, to be
               repurchased at
               $653,056 on
               01/02/2002,
               collateralized by
               $440,000 U.S. Treasury
               Bond,
               13.25% maturing
               05/15/2014
               (value $667,150)             653,000
                                       ------------

                       See Notes to Financial Statements.

Munder Framlington Healthcare Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                            VALUE
-------------------------------------------------
TOTAL INVESTMENTS
  (Cost $529,910,172*)    100.4%     $441,671,163
OTHER ASSETS AND
  LIABILITIES (NET)        (0.4)       (1,946,541)
                          -----      ------------
NET ASSETS                100.0%     $439,724,622
                          =====      ============

------------
  * Aggregate cost for Federal tax purposes is $529,910,172.
  + Non-income producing security.
 # Amount represents less than 0.1% of net assets.
 *** Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At December 31, 2001 these securities represents 0.9% of net assets.

     SECURITY                 ACQUISITION DATE    ACQUISITION COST
     -------------------------------------------------------------
     Cellegy
       Pharmaceuticals,
       Inc.                       09/29/00           $  968,750
     Forbes Medi-Tech,
       Inc.                       07/13/00            2,493,093
     La Jolla
       Pharmaceutical
       Company                    02/07/01            1,550,000

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

Munder Framlington International Growth Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 94.9%
    AUSTRALIA -- 2.3%
  380,000    AXA Asia Pacific
               Holdings, Ltd.          $   552,388
  200,000    Telstra corp., Ltd.           556,893
                                       -----------
                                         1,109,281
                                       -----------
     BERMUDA -- 0.1%
  250,000    Euro-Asia Agricultural
               (Holdings) Co., Ltd.+        58,671
                                       -----------
     BRAZIL -- 1.1%
   12,500    Brasil Telecom
               Participacoes SA, ADR       518,500
                                       -----------
     CHINA/HONG KONG -- 2.7%
1,194,000    Can Do Holdings, Ltd.+         13,934
   15,000    Cheung Kong (Holdings),
               Ltd.                        155,814
   40,000    China Mobile (Hong
               Kong), Ltd.+                140,810
  100,000    China Unicom, Ltd.+           110,288
  190,000    Golden Meditech Co.,
               Ltd.+                        23,635
   20,300    Hutchison Whampoa, Ltd.       196,550
  216,000    Kerry Properties, Ltd.        210,522
   90,000    MTR corp., Ltd.               117,726
   54,000    Roadshow Holdings, Ltd.+       14,197
   22,000    Sun Hung Kai Properties,
               Ltd.                        177,744
5,600,000    Sun Television
               Cybernetworks
               Holdings, Ltd.+              78,279
                                       -----------
                                         1,239,499
                                       -----------
     DENMARK -- 0.6%
    7,300    Novo Nordisk AS               298,493
                                       -----------
     FINLAND -- 3.4%
   44,400    Nokia AB Oyj                1,144,577
   60,000    Sampo Insurance Oyj, A
               Shares                      469,999
                                       -----------
                                         1,614,576
                                       -----------
     FRANCE -- 13.7%
   13,300    Aventis SA                    927,585
   15,800    Axa                           330,091
    8,750    Banque Nationale de
               Paris                       782,776

SHARES                                       VALUE
--------------------------------------------------
     FRANCE (CONTINUED)
   15,400    Castorama Dubois
               Investissement SA       $   793,026
   13,000    France Telecom SA             519,581
   15,000    Pechiney SA                   773,095
   21,700    Suez SA                       656,753
    7,300    Total Fina SA, Class B      1,042,295
   50,000    Usinor SA                     625,330
                                       -----------
                                         6,450,532
                                       -----------
     GERMANY -- 5.8%
    8,500    Bayerische Hypo- und
               Vereinsbank AG              259,675
    8,500    Deutsche Bank AG              600,762
   27,500    Deutsche Telekom AG           472,447
    2,900    Muenchener
               Rueckversicherungs-Gesell
               schaft AG                   787,209
    1,700    SAP AG                        221,389
    6,000    Siemens AG                    397,096
                                       -----------
                                         2,738,578
                                       -----------
     ITALY -- 3.3%
   74,000    Credito Italiano SpA          297,079
   38,000    ENI SpA                       476,266
   90,000    Telecom Italia SpA            769,089
                                       -----------
                                         1,542,434
                                       -----------
     JAPAN -- 12.9%
    8,000    Aderans Co., Ltd.             236,318
   19,000    Ajinomoto Co., Inc.           185,635
   21,000    Chugai Pharmaceutical
               Co., Ltd.                   243,485
      150    DDI Corporation               280,513
       50    East Japan Railway Co.        241,585
   16,000    Japan Medical Dynamic
               Marketing, Inc.             351,729
   78,000    Kajima Corporation            211,953
    4,300    Kyocera Corporation           280,627
  400,000    Mitsui Engineering &
               Shipbuiding Co., Ltd.+      396,916
   45,000    Mitsui Fudosan Co., Ltd.      343,485
   60,000    Nippon Mitsubishi Oil
               Corporation                 228,990
   18,000    Nomura Securities Co.,
               Ltd.                        230,822
       19    NTT DoCoMo, Inc.              223,342

                       See Notes to Financial Statements.

Munder Framlington International Growth Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     JAPAN (CONTINUED)
   60,000    OJI Paper Co., Ltd.       $   238,608
      700    Orix Corporation               62,728
   40,000    Sanyo Chemical
               Industries, Ltd.            215,251
   50,000    Sanyo Electric Co., Ltd.      236,241
   90,000    Sekisui Chemical Co.,
               Ltd.                        237,005
   50,000    Sumitomo Corporation          229,372
   90,000    The Sumitomo Trust and
               Banking Co. Ltd.            365,468
   40,000    The Tokio Marine & Fire
               Insurance Co., Ltd.         292,497
  100,000    Tokyu Corporation             301,504
   70,000    Toshiba Corporation           240,440
    9,100    Toyota Motor Corporation      230,608
                                       -----------
                                         6,105,122
                                       -----------
     KOREA -- 1.1%
    4,198    Kookmin Bank                  159,771
    1,200    Samsung Electronics Co.,
               Ltd.                        255,866
      500    SK Telecom Co., Ltd.          102,407
                                       -----------
                                           518,044
                                       -----------
     LUXEMBOURG -- 2.1%
   52,500    Societe Europeenne des
               Satellites                  572,478
   20,500    Thiel Logistics               403,282
                                       -----------
                                           975,760
                                       -----------
     NETHERLANDS -- 3.8%
   19,300    ING Groep NV                  492,032
   21,000    Koninklijke (Royal)
               Philips Electronics NV      623,977
   13,500    Royal Dutch Petroleum
               Co.                         683,769
                                       -----------
                                         1,799,778
                                       -----------
     PORTUGAL -- 0.7%
   42,000    Portugal Telecom SGPS SA      327,130
                                       -----------
     SINGAPORE -- 0.2%
   15,000    Venture Manufacturing,
               Ltd.                        108,042
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
     SPAIN -- 4.0%
        1    Banco Bilbao Vizcaya
               Argentaria SA           $        12
   92,000    Cortefiel SA                  518,388
   56,000    Sol Melia SA                  425,706
   94,000    Telefonica Publicidad e
               Informacion SA              372,350
   43,425    Telefonica SA                 580,981
                                       -----------
                                         1,897,437
                                       -----------
     SWEDEN -- 2.9%
   44,000    Eniro AB                      315,699
  100,000    Nordbanken Holding AB         530,948
   92,000    Telefonaktiebolaget LM
               Ericsson                    501,674
                                       -----------
                                         1,348,321
                                       -----------
     SWITZERLAND -- 8.2%
    7,000    Nestle SA                   1,493,131
   23,000    Novartis AG                   831,526
      780    Synthes-Stratec, Inc.         543,311
   19,500    UBS AG-Registered+            984,635
                                       -----------
                                         3,852,603
                                       -----------
     UNITED KINGDOM -- 26.0%
   88,000    AMEC Plc                      505,341
   35,930    Amvescap Plc                  517,649
   70,000    BAE Systems Plc               314,966
   20,000    Barclays Plc                  661,479
  110,000    BG Group Plc                  447,770
   81,000    BP Amoco Plc                  628,826
   42,000    British Sky Broadcasting
               Group Plc+                  461,610
   94,000    Cadbury Schweppes Plc         598,558
   34,000    CGU Plc                       417,676
   37,650    Exel Plc                      429,674
   55,500    GlaxoSmithKline Plc         1,390,217
   47,500    Hanson Plc                    327,323
  157,000    Lattice Group Plc             356,064
  151,500    Legal & General Group
               Plc                         350,198
   43,000    Lloyds TSB Group Plc          466,350
   53,000    P & O Princess Cruises
               Plc                         308,205
   12,250    Pearson Plc                   140,870
   55,000    Prudential Plc                636,473
   69,000    Scottish Power Plc            381,186
   64,600    Serco Group Plc               338,096

                       See Notes to Financial Statements.

Munder Framlington International Growth Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     UNITED KINGDOM (CONTINUED)
   60,000    Standard Chartered Plc    $   715,269
  105,000    Tesco Plc                     380,096
  570,000    Vodafone Group Plc          1,489,526
                                       -----------
                                        12,263,422
                                       -----------
TOTAL COMMON STOCKS
  (Cost $46,552,019)                    44,766,223
                                       -----------
PREFERRED STOCKS -- 1.6%
  (Cost $329,197)
     GERMANY -- 1.6%
    1,950    Porsche AG                    741,010
                                       -----------
INVESTMENT COMPANY SECURITIES -- 0.6%
  (Cost $700,000)
     BRITISH VIRGIN ISLANDS -- 0.6%
   70,000    Korea Investment
               Corporation+                280,000
                                       -----------

                                            VALUE
-------------------------------------------------
TOTAL INVESTMENTS
  (Cost $47,581,216*)       97.1%     $45,787,233
OTHER ASSETS AND
  LIABILITIES (NET)          2.9        1,353,824
                           -----      -----------
NET ASSETS                 100.0%     $47,141,057
                           =====      ===========

------------
* Aggregate cost for Federal tax purposes is $47,584,727.
+ Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

Munder Framlington International Growth Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

At December 31, 2001 sector diversification of the Munder Framlington International Growth Fund was as follows:

                              % OF
                           NET ASSETS         VALUE
                           ------------------------
COMMON STOCKS:
Banks...................      12.3%     $ 5,824,223
Insurance...............       8.1        3,836,532
Diversified
  Telecommunication
  Services..............       7.9        3,744,622
Pharmaceuticals.........       7.8        3,691,306
Oil & Gas...............       7.4        3,507,916
Wireless
  Telecommunication
  Services..............       5.0        2,346,886
Food Products...........       4.8        2,277,324
Media...................       4.1        1,955,482
Communication
  Equipment.............       3.5        1,646,251
Metals & Mining.........       3.0        1,398,426
Specialty Retail........       2.8        1,311,414
Diversified
  Financials............       2.8        1,303,231
Electronic Equipment &
  Instruments...........       2.6        1,248,889
Real Estate.............       1.9          887,565
Health Care Equipment &
  Supplies..............       1.9          918,675
Hotels, Restaurants &
  Leisure...............       1.6          733,911
Construction &
  Engineering...........       1.5          717,294
Road & Rail.............       1.4          660,815
Multi-Utilities.........       1.4          656,753
Industrial
  Conglomerates.........       1.4          652,317

                              % OF
                           NET ASSETS         VALUE
                           ------------------------
Commercial Services &
  Supplies..............       1.2%     $   567,467
Chemicals...............       1.0          452,256
Machinery...............       0.9          410,850
IT Consulting &
  Services..............       0.9          403,282
Air Freight &
  Couriers..............       0.9          429,674
Gas Utilities...........       0.8          356,064
Food & Drug Retailing...       0.8          380,096
Electric Utilities......       0.8          381,186
Construction
  Materials.............       0.7          327,323
Aerospace & Defense.....       0.7          314,965
Software................       0.5          221,389
Semiconductor Equipment
  & Products............       0.5          255,865
Personal Products.......       0.5          236,318
Containers &
  Packaging.............       0.5          238,608
Computers &
  Peripherals...........       0.5          240,440
Automobiles.............       0.5          230,608
                             -----      -----------
TOTAL COMMON STOCKS.....      94.9       44,766,223
PREFERRED STOCKS........       1.6          741,010
INVESTMENT COMPANY
  SECURITIES............       0.6          280,000
                             -----      -----------
TOTAL INVESTMENTS.......      97.1       45,787,233
OTHER ASSETS AND
  LIABILITIES (NET).....       2.9        1,353,824
                             -----      -----------
NET ASSETS..............     100.0%     $47,141,057
                             =====      ===========

                       See Notes to Financial Statements.

Munder Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
ASSET-BACKED SECURITIES -- 9.3%
$3,000,000    Capital One Master
                Trust,
                Series 2001-8A Class
                A, 4.600% due
                08/17/2009            $  2,933,531
 3,000,000    Detroit Edison
                Securitization
                Funding LLC,
                Series 2001-1 Class
                A3, 5.875% due
                03/01/2010               3,082,647
 4,400,000    Prudential Securities
                Secured Financing
                Corporation, Series
                1999-C2 Class A2,
                7.193% due
                04/15/2009               4,677,970
 3,000,000    Standard Credit Card
                Master Trust,
                Class A, Series
                1994-2, 7.250% due
                04/07/2008               3,239,613
                                      ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $13,680,791)                    13,933,761
                                      ------------
CORPORATE BONDS AND NOTES -- 64.1%
     CONSUMER DISCRETIONARY -- 4.6%
 1,500,000    Ford Motor Company,
                7.450% due
                07/16/2031               1,374,282
 2,500,000    Kohl's Corporation,
                6.300% due
                03/01/2011               2,527,738
 3,000,000    Target Corporation,
                5.400% due
                10/01/2008               2,962,716
                                      ------------
                                         6,864,736
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
     CONSUMER STAPLES -- 5.6%
$3,895,000    Anheuser-Busch
                Companies, 9.000%
                due 12/01/2009        $  4,694,550
 3,115,000    Coca-Cola Enterprises,
                8.500% due
                02/01/2022               3,742,021
                                      ------------
                                         8,436,571
                                      ------------
     DRUGS -- 2.2%
 3,000,000    Eli Lilly and Company,
                8.375% due
                02/07/2005***            3,324,390
                                      ------------
     ELECTRIC/GAS -- 4.4%
 2,600,000    El Paso Energy
                Corporation, 7.375%
                due 12/15/2012           2,606,604
 3,890,000    TECO Energy, Inc.,
                7.000% due
                10/01/2015               3,989,226
                                      ------------
                                         6,595,830
                                      ------------
     FINANCE -- 23.8%
 2,085,000    Axa, 8.600% due
                12/15/2030               2,329,650
 2,500,000    Block Financial
                Corporation, 8.500%
                due 04/15/2007           2,757,998
 4,500,000    CIT Group, Inc.,
                7.125% due
                10/15/2004               4,625,559
 2,500,000    Citigroup, Inc.,
                5.750% due
                05/10/2006               2,560,610
 1,400,000    Convergys Corporation,
                MTN, 2.895% due
                09/09/2002               1,397,644

                       See Notes to Financial Statements.

Munder Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
     FINANCE (CONTINUED)
$4,750,000    Countrywide Capital
                III, Subordinated
                Capital Income,
                Secs Series B,
                8.050% due
                06/15/2027            $  4,895,155
 1,500,000    Credit Suisse First
                Boston USA, Inc.,
                6.125% due
                11/15/2011               1,463,490
 1,500,000    EOP Operating LP,
                7.875% due
                07/15/2031               1,483,560
 2,500,000    General Motors
                Acceptance
                Corporation,
                7.250% due
                03/02/2011               2,510,255
 1,690,000    Heller Financial,
                Inc.,
                6.375% due
                03/15/2006               1,785,789
 2,000,000    Household Finance
                Corporation,
                6.375% due
                10/15/2011               1,935,028
 3,500,000    National Rural
                Utilities
                Cooperative Finance
                Corporation,
                6.000% due
                05/15/2006               3,555,562
 3,000,000    Nationwide Financial
                Funding LLC,
                6.250% due
                11/15/2011               2,886,876
 1,500,000    Simon Property Group
                LP,
                6.375% due
                11/15/2007               1,467,420
                                      ------------
                                        35,654,596
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
     INDUSTRIAL -- 9.1%
$1,525,000    Cox Communications,
                Inc.,
                6.400% due
                08/01/2008            $  1,532,808
 1,550,000    Devon Financing
                Corporation, 144A
                6.875% due
                09/30/2011+              1,510,661
 2,000,000    Lowe's Cos., Inc.,
                7.500% due
                12/15/2005               2,157,520
 2,200,000    Manitoba Province
                Canada,
                4.250% due
                11/20/2006               2,134,990
 2,800,000    Marconi Corporation
                Plc,
                8.375% due
                09/15/2030               1,287,051
 2,500,000    PHH Corporation, MTN,
                8.125% due
                02/03/2003               2,499,370
 2,889,988    United Air Lines,
                Inc.,
                8.030% due
                07/01/2011               2,447,935
                                      ------------
                                        13,570,335
                                      ------------
     INFORMATION TECHNOLOGY -- 2.8%
 1,700,000    Motorola, Inc.,
                6.450% due
                02/01/2011               1,716,806
 3,000,000    Nortel Networks Ltd.,
                6.125% due
                02/15/2006               2,454,627
                                      ------------
                                         4,171,433
                                      ------------

                       See Notes to Financial Statements.

Munder Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
     TELECOMMUNICATIONS SERVICES -- 5.8%
$4,000,000    AT&T Canada, Inc.,
                144A, 7.625% due
                03/15/2005++          $  2,608,524
 2,770,000    Verizon New England,
                Inc., 6.500% due
                09/15/2011               2,816,245
 3,100,000    WorldCom, Inc., 7.500%
                due 05/15/2011           3,188,893
                                      ------------
                                         8,613,662
                                      ------------
     WHOLE LOAN CMOS -- 5.8%
 3,500,000    CS First Boston
                Mortgage Securities
                Corporation, Series
                2001-CKN5, Class A4,
                5.435% due
                09/15/2034               3,311,781
 5,000,000    Merrill Lynch Mortgage
                Investors, Inc.,
                Series 1996-C1,
                Class B, 7.420% due
                04/25/2028               5,324,191
                                      ------------
                                         8,635,972
                                      ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $98,496,446)                    95,867,525
                                      ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.2%
    COLLATERALIZED MORTGAGE OBLIGATIONS
      (CMO) -- 6.50%
              Federal Home Loan
                Mortgage
                Corporation:
 5,000,000      Series 2132, Class
                PD, 6.000% due
                11/15/2027               4,979,773
 1,522,378      Series 1541, Class
                F, 6.250% due
                05/15/2019               1,537,921

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
     COLLATERALIZED MORTGAGE OBLIGATIONS (CMO)
       (CONTINUED)
              Federal Home Loan
                Mortgage Corporation
$1,925,000      Series 1702-A, Class
                PD, 6.500% due
                04/15/2022            $  2,004,041
 1,177,800    Federal National
                Mortgage
                Association, Remic
                Trust 1997 G1 Class
                K, 6.750% due
                02/18/2004               1,217,986
                                      ------------
                                         9,739,721
                                      ------------
     FEDERAL HOME LOAN MORTGAGE CORPORATION
       (FHLMC) -- 3.5%
              FHLMC:
   500,000      3.500% due
                09/15/2003                 504,092
   500,000      5.250% due
                02/15/2004                 518,350
 3,545,000      7.000% due
                07/15/2005               3,614,801
   501,918      Pool #E62394, Gold,
                7.500% due
                09/01/2010                 527,075
                                      ------------
                                         5,164,318
                                      ------------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION
       (FNMA) -- 4.2%
              FNMA:
 4,207,777      Pool #455598, 5.500%
                due 12/01/2028           4,040,791
   885,787      Pool #303105,
                11.000% due
                11/01/2020               1,004,722
 1,102,694      Pool #100081,
                11.500% due
                08/01/2016               1,272,234
                                      ------------
                                         6,317,747
                                      ------------

                       See Notes to Financial Statements.

Munder Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
     GOVERNMENT AGENCY DEBENTURES -- 3.3%
$4,600,000    Tennessee Valley
                Authority, 6.375%
                due 06/15/2005        $  4,883,286
                                      ------------
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
       (GNMA) -- 0.7%
   993,303    GNMA, Pool #780584,
                7.000% due
                06/15/2027               1,017,664
                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $26,256,929)                    27,122,736
                                      ------------
U.S. TREASURY OBLIGATIONS -- 6.1%
     U.S. TREASURY BOND -- 2.7%
 3,680,000    6.250% due 05/15/2030      3,986,330
                                      ------------
     U.S. TREASURY NOTES -- 3.4%
 3,066,990    3.500% due 01/15/2011,
                TIPS                     3,056,446
 2,000,000    5.500% due 05/15/2009      2,071,240
                                      ------------
                                         5,127,686
                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $9,525,317)                      9,114,016
                                      ------------
REPURCHASE AGREEMENT -- 0.9%
  (Cost $1,343,000)
 1,343,000    Agreement with State
                Street Bank and
                Trust Company,
                1.550% dated
                12/31/2001, to be
                repurchased at
                $1,343,116 on
                01/02/2002,
                collateralized by
                $1,280,000 U.S.
                Treasury Bond,
                6.250% maturing
                08/15/2023 (value
                $1,372,800)              1,343,000
                                      ------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $8,532,400)         5.7%     $  8,532,400
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $157,834,883*)    104.3%      155,913,438
OTHER ASSETS AND
  LIABILITIES (NET)        (4.3)       (6,441,487)
                          -----      ------------
NET ASSETS                100.0%     $149,471,951
                          =====      ============

------------
  * Aggregate cost for Federal tax purposes is $157,834,883.
 ** As of December 31, 2001, the market value of the securities on loan is $8,387,052. Collateral received for securities loaned of $8,532,400 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
*** Restricted security, which is subject to restrictions on resale under federal securities laws. This security may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At December 31, 2001 this security represents 2.2% of net assets.

    SECURITY                 ACQUISITION DATE    ACQUISITION COST
    -------------------------------------------------------------
    Eli Lilly and Company         2/20/98           $2,928,692
                                 11/20/98              453,008

  + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:
TIPS -- Treasury Inflation-Protection Security
MTN -- Medium Term Note

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
ASSET-BACKED SECURITIES -- 11.3%
$ 5,000,000    CIT Equipment
                 Collateral, Series
                 2001-A Class A3,
                 4.320% due
                 05/20/2005            $ 5,058,676
  2,000,000    Citibank Credit Card
                 Issuance Trust,
                 Series 2001-A8 Class
                 A8,
                 4.100% due
                 12/07/2006              1,985,020
  4,312,341    Contimortgage Home
                 Equity Loan, 1997 2
                 Pass thru
                 Certificate Class
                 A9,
                 7.090% due
                 04/15/2028              4,479,623
               Ford Credit Auto Owner
                 Trust:
  5,155,000      Series 2000-D Class
                 A3,
                 7.150% due
                 12/15/2003              5,165,174
  5,240,000      Series 2000-G Class
                 A5,
                 6.660% due
                 01/15/2005              5,498,699
  6,300,000    GMAC Commercial
                 Mortgage Securities,
                 Inc.,
                 Series 1999-C1 Class
                 A2,
                 6.175% due
                 05/15/2033              6,386,699
  3,779,751    Marriott Vacation Club
                 Owner Trust, Series
                 2000-1A Class B,
                 144A
                 7.050% due
                 04/15/2007+             3,779,751

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
$ 5,000,000    MBNA Credit Card
                 Master Note Trust,
                 2001-C3 Class C3,
                 6.550% due
                 12/15/2008            $ 5,172,527
  5,100,000    Public Service New
                 Hampshire Funding
                 LLC,
                 Series 2001-1
                 Class A2,
                 5.730% due
                 11/01/2010              5,224,257
                                       -----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $42,242,820)                    42,750,426
                                       -----------
CORPORATE BONDS AND NOTES -- 52.1%
     BANKING AND FINANCIAL SERVICES -- 23.2%
 10,000,000    America Express Bank,
                 Ltd.,
                 5.370% due
                 02/10/2004***          10,269,850
  2,570,000    Associates Corporation
                 of North America,
                 MTN,
                 8.250% due
                 10/15/2004              2,824,983
  5,000,000    Countrywide Home
                 Loans, Inc., MTN,
                 5.500% due
                 08/01/2006              4,987,450
  5,000,000    Deutsche Bank
                 Financial, 6.700%
                 due 12/13/2006          5,248,075
  5,000,000    EOP Operating LP,
                 7.000% due
                 07/15/2011              5,034,070
  4,200,000    Ford Motor Credit
                 Company,
                 6.875% due
                 02/01/2006              4,206,052
  2,400,000    Ford Motor Credit
                 Corporation,
                 6.500% due
                 02/15/2006              2,366,083

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
     BANKING AND FINANCIAL SERVICES (CONTINUED)
$ 6,500,000    General Electric
                 Capital Corporation,
                 MTN,
                 7.375% due
                 01/19/2010            $ 7,127,536
               General Motors
                 Acceptance
                 Corporation:
  2,900,000      6.625% due
                 10/15/2005              2,955,216
  2,000,000      7.250% due
                 03/02/2011              2,008,204
  5,000,000    Household Finance
                 Corporation,
                 6.375% due
                 10/15/2011              4,837,570
  3,800,000    Simon Property Group
                 LP,
                 6.375% due
                 11/15/2007              3,717,464
 10,000,000    SunAmerica
                 Institutional, MTN,
                 5.750% due
                 02/16/2009***           9,878,590
  3,360,000    Swiss Bank
                 Corporation,
                 7.250% due
                 09/01/2006              3,611,550
 10,000,000    Tiers Fixed Rate
                 Certificates,
                 Series 2001-14,
                 144A, 7.200% due
                 06/15/2004+             8,218,400
 10,000,000    Transamerica Finance
                 Corporation, MTN,
                 6.370% due
                 05/14/2004             10,377,640
                                       -----------
                                        87,668,733
                                       -----------
     CORPORATE -- 10.8%
 10,000,000    American General
                 Finance Corporation,
                 MTN,
                 5.910% due
                 06/12/2006             10,404,700

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
     CORPORATE (CONTINUED)
$ 5,000,000    Citigroup, Inc.,
                 5.750% due
                 05/10/2006            $ 5,121,220
  8,000,000    Nortel Networks Ltd.,
                 6.125% due
                 02/15/2006              6,545,671
  6,000,000    PHH Corporation, MTN,
                 8.125% due
                 02/03/2003              5,998,488
  5,330,000    SBC Communications,
                 Inc.,
                 6.250% due
                 03/15/2011              5,443,209
  7,000,000    UBS Preferred Funding
                 Trust II,
                 7.247% due
                 06/26/2011              7,170,779
                                       -----------
                                        40,684,067
                                       -----------
     INDUSTRIAL -- 10.3%
  5,000,000    Alcoa, Inc.,
                 6.000% due
                 01/15/2012              4,963,740
  4,178,000    Anheuser-Busch
                 Companies,
                 9.000% due
                 12/01/2009              5,035,643
  2,686,800    Chevron Corporation,
                 Trust Fund,
                 8.110% due
                 12/01/2004              2,861,523
 10,000,000    DaimlerChrysler NA
                 Holding Corporation,
                 MTN,
                 6.840% due
                 10/15/2002             10,268,850
  3,100,000    Devon Financing
                 Corporation ULC,
                 144A,
                 6.875% due
                 09/30/2011+             3,021,322
  5,505,000    Ryder System, Inc.,
                 MTN,
                 6.910% due
                 06/18/2002              5,584,674

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
     INDUSTRIAL (CONTINUED)
$ 4,100,000    Times Mirror Co.,
                 6.610% due
                 09/15/2027            $ 4,311,548
  2,470,000    Unilever Capital
                 Corporation,
                 6.875% due
                 11/01/2005              2,635,566
                                       -----------
                                        38,682,866
                                       -----------
     TELECOMMUNICATIONS SERVICES -- 0.8%
  4,500,000    AT&T Canada, Inc.,
                 7.625% due
                 03/15/2005+             2,934,590
                                       -----------
     UTILITY - ELECTRIC -- 4.3%
  5,925,000    National Rural
                 Utilities, MTN,
                 5.540% due
                 12/15/2005              5,886,096
 10,000,000    TECO Energy, Inc.,
                 7.000% due
                 10/01/2002             10,255,080
                                       -----------
                                        16,141,176
                                       -----------
     UTILITY - ELECTRIC/GAS -- 2.7%
 10,000,000    National Fuel Gas
                 Company, MTN,
                 7.300% due
                 02/18/2003             10,389,600
                                       -----------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $197,276,946)                  196,501,032
                                       -----------
SHARES
-----------
PREFERRED STOCKS -- 2.1%
  (Cost $7,991,676)
     CORPORATE -- 2.1%
    308,000    AT&T Corporation          7,746,200
                                       -----------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 26.3%
     FEDERAL HOME LOAN MORTGAGE CORPORATION
       (FHLMC) -- 7.3%
               FHLMC:
$ 1,000,000      5.500% due
                 07/15/2006            $ 1,027,697
  7,645,000      6.875% due
                 09/15/2010              8,246,065
  1,644,834      Pool #A00813,
                 9.000% due
                 10/01/2020              1,794,383
  1,038,648      Pool #D88313,
                 8.000% due
                 03/01/2028              1,089,936
    265,151      Pool #E61740,
                 9.000% due
                 04/01/2010                279,299
  1,704,480      Pool #F70013,
                 Gold, 7.000% due
                 12/01/2011              1,778,518
  7,850,000      Series 1650 Class
                 1650 J,
                 6.500% due
                 06/15/2023              8,126,349
  5,000,000      Series 1669
                 Class G,
                 6.500% due
                 02/15/2023              5,250,617
                                       -----------
                                        27,592,864
                                       -----------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION
       (FNMA) -- 6.3%
               FNMA:
  6,875,688      6.000% due
                 02/01/2013              6,955,858
  7,521,005      6.000% due
                 06/01/2013              7,598,547
  3,656,801      5.819% due
                 12/01/2028              3,734,431
  1,128,908      Pool #070225,
                 7.500% due
                 08/01/2018              1,181,500
  4,351,210      Pool #250550,
                 6.500% due
                 05/01/2026              4,386,761
                                       -----------
                                        23,857,097
                                       -----------

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
     GOVERNMENT AGENCY DEBENTURES -- 10.4%
$17,000,000    AID-Israel,
                 0.010% due
                 02/15/2004            $15,780,012
  8,500,000    Federal Home Loan
                 Bank,
                 5.250% due
                 08/15/2006              8,656,102
  3,950,000    SallieMae Student Loan
                 Trust,
                 Class A2,
                 2.330% due
                 01/25/2010              3,944,605
 10,000,000    Tennessee Valley
                 Authority,
                 6.375% due
                 06/15/2005             10,615,840
                                       -----------
                                        38,996,559
                                       -----------
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
       (GNMA) -- 2.3%
               GNMA:
  1,022,897      Pool #780077,
                 8.000% due
                 03/15/2025              1,087,372
  7,740,648      Pool #781008,
                 6.000% due
                 03/15/2029              7,614,236
                                       -----------
                                         8,701,608
                                       -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $95,680,897)                    99,148,128
                                       -----------
U.S. TREASURY OBLIGATIONS -- 5.3%
     U.S. TREASURY BOND -- 1.9%
  6,000,000    7.500% due
                 11/15/2016,             7,095,234
                                       -----------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
     U.S. TREASURY NOTES -- 3.4%
$ 3,000,000    3.500% due
                 11/15/2006,           $ 2,891,952
  5,000,000    4.625% due
                 05/15/2006,             5,069,725
    350,000    5.000% due
                 02/15/2011,               348,934
  3,000,000    5.000% due
                 08/15/2011,             2,990,610
  1,500,000    7.000% due
                 07/15/2006,             1,661,953
                                       -----------
                                        12,963,174
                                       -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $20,439,848)                    20,058,408
                                       -----------
REPURCHASE AGREEMENT -- 2.1%
  (Cost $8,098,000)
  8,098,000    Agreement with State
                 Street Bank and
                 Trust Company,
                 1.550% dated
                 12/31/2001, to be
                 repurchased at
                 $8,098,697 on
                 01/02/2002,
                 collateralized by
                 $8,265,000 U.S.
                 Treasury Bill,
                 1.620% maturing
                 01/03/2002
                 (value $8,236,887)      8,098,000
                                       -----------

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                              VALUE
---------------------------------------------------
OTHER INVESTMENTS**
  (Cost $47,910,749)         12.7%     $ 47,910,749
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $419,640,936*)      111.9%      422,212,943
OTHER ASSETS AND
  LIABILITIES (NET)         (11.9)      (44,993,668)
                            -----      ------------
NET ASSETS                  100.0%     $377,219,275
                            =====      ============

------------
  * Aggregate cost for Federal tax purposes is $419,640,936.
 ** As of December 31, 2001 the market value of the securities on loan is $47,081,914. Collateral received for securities loaned of $47,910,749 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
*** Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At December 31, 2001 these securities represent 5.3% of net assets.

    SECURITY                 ACQUISITION DATE    ACQUISITION COST
    -------------------------------------------------------------
    American Express Bank
      Ltd.                        1/19/96           $9,912,500
    SunAmerica
      Institutional              10/19/00            9,175,207

  + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
MTN -- Medium Term Note

                       See Notes to Financial Statements.

Munder International Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                              VALUE
---------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 87.6%
AUSTRIA -- 4.0%
     GOVERNMENT -- 4.0%
JPY          150,000,000    Republic of Austria,
                              4.500% due 09/28/2005                                           $ 1,323,012
                                                                                              -----------
BELGIUM -- 4.8%
     GOVERNMENT -- 4.8%
EUR            1,725,000    Kingdom of Belgium, Series 35,
                              5.750% due 09/28/2010                                             1,595,337
                                                                                              -----------
CANADA -- 7.1%
     GOVERNMENT -- 7.1%
CAD            1,750,000    Government of Canada,
                              7.000% due 12/01/2006                                             1,208,613
JPY          154,000,000    Province of Quebec,
                              1.600% due 05/09/2013                                             1,168,314
                                                                                              -----------
                                                                                                2,376,927
                                                                                              -----------
FINLAND -- 1.5%
     GOVERNMENT -- 1.5%
EUR              504,563    Republic of Finland,
                              9.500% due 03/15/2004                                               501,747
                                                                                              -----------
FRANCE -- 7.9%
     GOVERNMENT -- 7.9%
                            Government of France:
EUR            1,000,000      5.250% due 04/25/2008                                               914,428
EUR            1,205,102      5.500% due 04/25/2007                                             1,119,356
EUR              548,816      8.500% due 12/26/2012                                               627,021
                                                                                              -----------
                                                                                                2,660,805
                                                                                              -----------
GERMANY -- 7.9%
     FINANCE -- 3.6%
EUR            1,329,358    Bayerische Vereinsbank New York, Global Bond,
                              4.500% due 06/24/2002                                             1,190,167
     GOVERNMENT -- 4.3%
EUR            1,100,000    Federal Republic of Germany,
                              5.500% due 01/04/2031                                               991,917
EUR              478,229    Federal Republic of Germany, Series 95,
                              6.500% due 10/14/2005                                               457,533
                                                                                              -----------
                                                                                                2,639,617
                                                                                              -----------
GREECE -- 2.2%
     GOVERNMENT -- 2.2%
EUR              800,000    Republic of Greece,
                              6.000% due 05/19/2010                                               745,560
                                                                                              -----------

                       See Notes to Financial Statements.

Munder International Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                              VALUE
---------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES (CONTINUED)
ITALY -- 3.8%
     GOVERNMENT -- 3.8%
EUR            1,291,140    Government of Italy,
                              8.500% due 04/01/2004                                           $ 1,261,357
                                                                                              -----------
JAPAN -- 9.6%
     SUPRANATIONAL -- 9.6%
JPY          230,000,000    Asian Development Bank,
                              5.000% due 02/05/2003                                             1,847,460
JPY          175,000,000    Development Bank of Japan, Global Bond,
                              1.750% due 06/21/2010                                             1,382,786
                                                                                              -----------
                                                                                                3,230,246
                                                                                              -----------
LUXEMBOURG -- 2.7%
     SUPRANATIONAL -- 2.7%
EUR            1,000,000    European Investment Bank,
                              5.250% due 04/15/2004                                               920,933
                                                                                              -----------
NETHERLANDS -- 3.0%
     GOVERNMENT -- 3.0%
EUR            1,100,000    Government of Netherlands,
                              5.500% due 07/15/2010                                             1,008,737
                                                                                              -----------
PORTUGAL -- 3.5%
     GOVERNMENT -- 3.5%
EUR            1,250,000    Republic of Portugal,
                              5.850% due 05/20/2010                                             1,164,252
                                                                                              -----------
SPAIN -- 8.0%
     CORPORATE -- 3.3%
EUR            1,200,000    Banco Bilbao Vizcaya Argentaria SA,
                              5.750% due 09/27/2010                                             1,099,914
     GOVERNMENT -- 4.7%
               1,750,000    Kingdom of Spain,
                              5.150% due 07/30/2009                                             1,572,265
                                                                                              -----------
                                                                                                2,672,179
                                                                                              -----------
SWEDEN -- 3.2%
     GOVERNMENT -- 3.2%
SEK           10,500,000    Government of Sweden, Series 1038,
                              6.500% due 10/25/2006                                             1,067,618
                                                                                              -----------
UNITED KINGDOM -- 2.8%
     GOVERNMENT -- 2.8%
GBP              500,000    United Kingdom Gilts,
                              8.000% due 12/07/2015                                               938,844
                                                                                              -----------

                       See Notes to Financial Statements.

Munder International Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                              VALUE
---------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES (CONTINUED)
UNITED STATES -- 15.6%
     FINANCE -- 11.1%
JPY          180,000,000    Citigroup, Inc.,
                              1.275% due 12/28/2004                                           $ 1,405,851
JPY          100,000,000    General Electric Capital Corporation,
                              1.900% due 08/06/2009                                               800,595
JPY          200,000,000    General Electric Financial Assurance,
                              1.600% due 06/20/2011                                             1,500,878
     SUPRANATIONAL -- 4.5%
GBP            1,000,000    KFW International Finance,
                              7.625% due 12/30/2003                                             1,517,747
                                                                                              -----------
                                                                                                5,225,071
                                                                                              -----------
TOTAL FOREIGN BONDS AND NOTES
  (Cost $32,674,022)                                                                           29,332,242
                                                                                              -----------
GOVERNMENT AGENCY OBLIGATIONS -- 8.0%
EUR            1,000,000    Federal Home Loan Mortgage Corporation, Global Bond,
                              5.125% due 01/15/2012                                               874,363
DEM            3,700,000    Tennessee Valley Authority, Global Bond,
                              6.375% due 09/18/2006                                             1,796,809
                                                                                              -----------
                                                                                                2,671,172
                                                                                              -----------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
  (Cost $3,222,970)                                                                             2,671,172
                                                                                              -----------

TOTAL INVESTMENTS
  (Cost $35,896,992*)                                                               95.6%      32,003,414
OTHER ASSETS AND LIABILITIES (NET)                                                   4.4        1,477,383
                                                                                   -----      -----------
NET ASSETS                                                                         100.0%     $33,480,797
                                                                                   =====      ===========

------------
* Aggregate cost for Federal tax purposes is $35,896,992.

ABBREVIATIONS:
CAD -- Canadian Dollar
DEM -- German Deutsche Mark
EUR -- Euro Currency
GBP -- Great British Pound
JPY -- Japanese Yen
SEK -- Swedish Krona

                       See Notes to Financial Statements.

Munder U.S. Government Income Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) --
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
       (GNMA) -- 7.5%
               GNMA:
$10,100,000      Series 1996-11,
                 Class PD,
                 7.000% due
                 06/20/2025           $ 10,325,246
  6,000,000      Series 1996-9,
                 Class PD,
                 7.000% due
                 01/20/2025              6,240,313
                                      ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMO)
  (Cost $16,247,625)                    16,565,559
                                      ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 71.3%
     FEDERAL HOME LOAN MORTGAGE CORPORATION
       (FHLMC) -- 48.8%
               FHLMC:
  3,930,000      Debenture,
                 6.875% due
                 09/15/2010              4,238,985
    868,535      Pool #A01048, Gold,
                 8.500% due
                 02/01/2020                941,056
  2,543,004      Pool #E00160, Gold,
                 7.000% due
                 11/01/2007              2,660,468
    547,122      Pool #G00479, Gold,
                 9.000% due
                 04/01/2025                593,280
  3,500,000      Reference Note,
                 5.500% due
                 09/15/2011              3,431,309
  5,800,000      Series 1503, Class
                 PK,
                 7.000% due
                 03/15/2022              6,015,644
  5,000,000      Series 1531, Class
                 M,
                 6.000% due
                 06/15/2008              5,041,800

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
     FEDERAL HOME LOAN MORTGAGE CORPORATION
       (FHLMC) (CONTINUED)
$ 5,000,000      Series 1574,
                 Class G,
                 6.500% due
                 04/15/2021           $  5,168,750
  1,500,000      Series 1603,
                 Class J,
                 6.500% due
                 07/15/2023              1,522,965
  4,000,000      Series 1610,
                 Class PM,
                 6.250% due
                 04/15/2022              4,132,480
  3,850,000      Series 1617,
                 Class C,
                 6.500% due
                 02/15/2023              3,911,331
 11,585,000      Series 1633,
                 Class PL,
                 6.500% due
                 03/15/2023             11,947,219
  5,000,000      Series 1638,
                 Class H,
                 6.500% due
                 12/15/2023              4,910,600
  8,000,000      Series 1676,
                 Class H,
                 6.500% due
                 10/15/2022              8,325,600
  8,635,000      Series 1702A,
                 Class PD,
                 6.500% due
                 04/15/2022              8,989,553
  1,030,000      Series 1706,
                 Class K,
                 7.000% due
                 03/15/2024              1,073,210
  3,200,000      Series 1722,
                 Class PH,
                 6.500% due
                 08/15/2022              3,340,383

                       See Notes to Financial Statements.

Munder U.S. Government Income Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
     FEDERAL HOME LOAN MORTGAGE CORPORATION
       (FHLMC) (CONTINUED)
$ 2,385,000      Series 1848,
                 Class PE,
                 7.000% due
                 09/15/2025           $  2,492,829
  8,943,000      Series 1865,
                 Class PD,
                 7.000% due
                 12/15/2025              9,148,510
  4,156,000      Series 1866,
                 Class E,
                 7.000% due
                 01/15/2026              4,241,179
  6,427,760      Series 1870,
                 Class VB,
                 6.500% due
                 04/15/2007              6,666,744
  1,902,040      Series 43,
                 Class D,
                 10.000% due
                 06/15/2020              2,026,025
  6,332,777      Series T-7,
                 Class A6,
                 7.030% due
                 08/25/2028              6,681,587
                                      ------------
                                       107,501,507
                                      ------------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION
       (FNMA) -- 22.5%
               FNMA:
     24,424      Pool #040305,
                 11.500% due
                 02/01/2014                 27,644
      4,602      Pool #058255,
                 11.500% due
                 11/01/2010                  5,129
     22,569      Pool #081585,
                 11.500% due
                 07/01/2012                 25,432
    674,241      Pool #100081,
                 0.990% due
                 08/01/2016                777,905

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
       (CONTINUED)
$    90,577      Pool #210448,
                 11.500% due
                 11/01/2015           $    102,519
    593,322      Pool #303105,
                 11.000% due
                 11/01/2020                672,988
    100,961      Pool #336457,
                 10.500% due
                 11/01/2020                113,235
  2,950,000      Pool #375618,
                 6.420% due
                 12/01/2007              3,077,219
  2,800,415      Series 1990-45,
                 Class J,
                 9.500% due
                 05/25/2020              3,054,633
  2,000,000      Series 1993-160,
                 Class BC,
                 6.500% due
                 09/25/2022              2,094,110
  3,000,000      Series 1993-198,
                 Class T,
                 6.500% due
                 10/25/2023              2,945,164
  7,500,000      Series 1993-203,
                 Class PL,
                 6.500% due
                 10/25/2023              7,670,905
 10,319,600      Series 1993-226,
                 Class PN,
                 9.000% due
                 05/25/2022             11,409,556
  1,500,000      Series 1994-44,
                 Class H,
                 6.500% due
                 08/25/2022              1,557,645
  1,600,000      Series 1994-60,
                 Class PJ,
                 7.000% due
                 04/25/2024              1,601,616

                       See Notes to Financial Statements.

Munder U.S. Government Income Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
       (CONTINUED)
$ 7,634,900      Series 1996-28,
                 Class PJ,
                 6.500% due
                 12/25/2024           $  7,669,410
  5,150,000      Series 1996-70,
                 Class PJ,
                 6.500% due
                 02/25/2026              5,286,965
  1,600,000      Series 1997-13,
                 Class QE,
                 6.500% due
                 04/18/2026              1,616,888
                                      ------------
                                        49,708,963
                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $152,083,923)                  157,210,470
                                      ------------
U.S. TREASURY OBLIGATIONS -- 20.2%
    U.S. TREASURY BONDS -- 20.2%
               U.S. Treasury Bonds:
  1,500,000      10.375% due
                 11/15/2012              1,924,336
 11,000,000      7.500% due
                 11/15/2016             13,007,929
  4,000,000      8.125% due
                 08/15/2019              5,050,312
 12,500,000      8.000% due
                 11/15/2021             15,817,875
  5,500,000      6.500% due
                 11/15/2026              6,034,100
  3,000,000      5.250% due
                 11/15/2028              2,801,730
                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $44,967,855)                    44,636,282
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
  (Cost $3,101,000)
$ 3,101,000    Agreement with State
                 Street Bank and
                 Trust Company,
                 1.550% dated
                 12/31/2001, to be
                 repurchased at
                 $3,101,267 on
                 01/02/2002,
                 collateralized by
                 $3,195,000 U.S.
                 Treasury Bill,
                 1.790% maturing
                 06/20/2002
                 (value $3,167,843)   $  3,101,000
                                      ------------

OTHER INVESTMENTS**
  (Cost $39,692,959)         18.0%       39,692,959
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $256,093,362*)      118.4%      261,206,270
OTHER ASSETS AND
  LIABILITIES (NET)         (18.4)      (40,725,892)
                            -----      ------------
NET ASSETS                  100.0%     $220,480,378
                            =====      ============

------------
 * Aggregate cost for Federal tax purposes is $256,272,503.
** As of December 31, 2001, the market value of the securities on loan is $39,127,018. Collateral received for securities loaned of $39,692,959 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

                       See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S             VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 96.3%
    MICHIGAN -- 96.3%
$1,000,000    Auburn Hills, Michigan, Building Authority,
                Refunding, (AMBAC Insured),
                5.000% due 11/01/2017                               AAA          Aaa          $   986,840
 1,000,000    Avondale, Michigan, School District, Refunding,
                GO, (AMBAC Insured, Q-SBLF),
                4.400% due 05/01/2011                               AAA          Aaa              985,900
 1,000,000    Byron Center, Michigan, Public Schools,
                Pre-refunded,
                5.970% due 05/01/2015                               AAA          Aaa            1,095,000
   625,000    Cadillac, Michigan, Area Public Schools,
                Pre-refunded,
                5.375% due 05/01/2012                               AAA          Aaa              671,106
 1,000,000    Central Michigan University Revenue, (FGIC
                Insured),
                5.500% due 10/01/2026                               AAA          Aaa            1,080,330
   750,000    Chippewa Valley, Michigan, School District, GO,
                School Building & Site Development, Series I,
                (Q-SBLF),
                4.000% due 05/01/2009                               AAA          Aaa              731,332
   515,000    Clinton Township, Michigan Building Authority,
                Refunding, (AMBAC Insured),
                4.750% due 11/01/2012                               AAA          NR               514,758
              De Witt, Michigan, Public Schools, GO:
   750,000      4.700% due 05/01/2012                               AAA          Aaa              745,380
 1,055,000      (AMBAC Insured, Q-SBLF),
                5.500% due 05/01/2011                               AAA          Aaa            1,134,874
   700,000    Dearborn School District, Michigan, GO, (MBIA
                Insured),
                5.000% due 05/01/2014                               AAA          Aaa              702,926
   375,000    Detroit, Michigan, Water Supply Systems, Revenue,
                Series A,
                5.750% due 07/01/2011                               AAA          Aaa              410,115
 1,000,000    Dexter Community Schools, Michigan, GO,
                5.100% due 05/01/2018                               AAA          Aaa            1,007,520
 1,000,000    East Grand Rapids, Michigan, Public School
                District, GO,
                5.750% due 05/01/2018                               AAA          Aaa            1,091,530
   735,000    East Lansing, Michigan, School District, GO,
                (Q-SBLF),
                4.700% due 05/01/2009                               AAA          Aaa              749,105
   860,000    Eaton Rapids, Michigan, Public Schools, GO,
                Refunding, (MBIA Insured, Q-SBLF),
                4.700% due 05/01/2014                               AAA          Aaa              840,762
   750,000    Fowlerville, Michigan, Community School District,
                Refunding, (FSA Insured),
                4.500% due 05/01/2015                               AAA          Aaa              710,752

                       See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S             VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     MICHIGAN (CONTINUED)
              Grand Rapids, Michigan:
$  500,000      Building Authority,
                4.550% due 04/01/2010                               AA           Aa3          $   502,760
   705,000      Building Authority,
                5.000% due 04/01/2016                               AA           Aa3              710,513
 1,000,000      Community College Refunding, GO, (MBIA Insured),
                5.375% due 05/01/2019                               AAA          Aaa            1,009,080
   635,000    Grand Valley, Michigan State University Revenue,
                (FGIC Insured),
                5.500% due 02/01/2018                               AAA          NR               667,531
 1,100,000    Ingham County Michigan, Refunding, (FSA Insured),
                5.125% due 11/01/2012                               AAA          Aaa            1,138,808
 1,000,000    Kalamazoo, Michigan, City School District, GO,
                (FGIC Insured),
                5.700% due 05/01/2016                               AAA          Aaa            1,095,300
   760,000    Kent County, Michigan, Airport Facility Revenue,
                4.750% due 01/01/2016                               AAA          Aaa              718,223
   750,000    Kent County, Michigan, Building Authority,
                5.000% due 06/01/2021                               AAA          Aaa              722,835
   515,000    Lansing, Michigan, Water Supply, Steam & Electric
                Utility System, Series A,
                5.500% due 07/01/2009                               AA           Aa3              551,874
   500,000    Lincoln, Michigan, Consolidate School District,
                (FSA Insured),
                5.000% due 05/01/2018                               AAA          Aaa              492,755
 1,000,000    Lincoln, Michigan, School District, Refunding,
                5.000% due 05/01/2011                               AAA          Aaa            1,031,810
 1,000,000    Mattawan, Michigan, Consolidate School District,
                GO,
                (FSA Insured, Q-SBLF),
                5.750% due 05/01/2025                               AAA          Aaa            1,038,880
   500,000    Michigan Municipal Building Authority Revenue,
                4.750% due 10/01/2018                               AAA          Aaa              474,390
              Michigan Public Power Agency Revenue:
 1,100,000      (Belle River Project), Series A,
                5.250% due 01/01/2018                               AA-          A1             1,093,906
   500,000      Combustion Turbine Number 1, Project A,
                (AMBAC Insured),
                5.250% due 01/01/2020                               AAA          Aaa              499,370
              Michigan State Building Authority Revenue:
 1,000,000      Facilities Project, Series 1,
                5.000% due 10/15/2014                               AA+          Aa1            1,007,660
 1,000,000      Refunding Facilities Program, Series 1,
                4.750% due 10/15/2021                               AA+          Aa1              924,840

                       See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S             VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     MICHIGAN (CONTINUED)
$1,200,000    Michigan State Environmental Protection Program,
                GO,
                6.250% due 11/01/2012                               AAA          Aaa          $ 1,372,368
              Michigan State Hospital Finance Authority Revenue:
 1,000,000      Genesys Health System, Series A,
                7.500% due 10/01/2027                               AAA          NR             1,142,460
   715,000      Saint John Hospital & Medical Center, Series A,
                6.000% due 05/15/2010                               AAA          Aaa              795,345
              Michigan State Housing Development Authority:
   235,000      Series A, (AMBAC Insured),
                6.450% due 12/01/2014                               AA+          NR               243,899
    80,000      Series A, AMT, (AMBAC Insured),
                6.050% due 12/01/2027                               AAA          Aaa               81,138
 1,000,000    Michigan State Housing Development Rental Revenue,
                Series C, AMT, (MBIA Insured),
                5.050% due 10/01/2015                               AAA          Aaa              996,980
 1,000,000    Michigan State Trunk Line, Series A,
                5.250% due 11/01/2011                               AA           Aa3            1,052,030
 1,000,000    Michigan State Trunk Line Highway Revenue,
                Pre-refunding, Series A, (FGIC Insured),
                5.500% due 11/01/2016                               AAA          Aaa            1,091,370
 1,000,000    Milan, Michigan, Area Schools, GO, Series A,
                (FGIC Insured, Q-SBLF),
                5.500% due 05/01/2013                               NR           Aaa            1,046,950
   500,000    Montrose, Michigan, School District, GO,
                (MBIA Insured, Q-SBLF),
                6.200% due 05/01/2017                               AAA          Aaa              564,760
 1,000,000    Plainwell, Michigan Community School District,
                Refunding, (FSA Insured),
                5.000% due 05/01/2018                               AAA          Aaa              985,510
              Redford, Michigan Unified School District, GO:
   500,000      (AMBAC Insured, Q-SBLF),
                5.500% due 05/01/2014                               AAA          Aaa              532,575
 1,000,000      Pre-Refunded, (FGIC Insured, Q-SBLF),
                5.750% due 05/01/2011                               AAA          Aaa            1,097,290
 1,500,000      Refunding, (AMBAC Insured, Q-SBLF),
                5.000% due 05/01/2022                               AAA          Aaa            1,466,175
   750,000    Rochester Community School District, Michigan, GO,
                (MBIA Insured),
                5.000% due 05/01/2019                               AAA          Aaa              738,750
 1,000,000    Saint Johns, Michigan, Public Schools District,
                GO,
                (FGIC Insured, Q-SBLF),
                5.625% due 05/01/2020                               AAA          Aaa            1,084,200

                       See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S             VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     MICHIGAN (CONTINUED)
$1,000,000    South Lake, Michigan, Public Schools System,
                (FGIC Insured),
                5.125% due 05/01/2014                               AAA          Aaa          $ 1,028,650
 1,000,000    South Redford, Michigan, School District, GO,
                (FGIC Insured, Q-SBLF),
                5.350% due 05/01/2010                               AAA          Aaa            1,068,560
   750,000    Three Rivers, Michigan, Community Schools,
                Pre-refunded,
                5.600% due 05/01/2010                               AAA          Aaa              818,490
   515,000    Walled Lake, Michigan, Consolidate School
                District, GO, (Q-SBLF),
                4.800% due 05/01/2010                               AAA          Aaa              525,671
   525,000    Waverly, Michigan, Community Schools, GO, (FGIC
                Insured),
                4.875% due 05/01/2010                               AAA          Aaa              536,393
   500,000    Wayne State University, Michigan, University
                Revenues, (AMBAC Insured),
                5.500% due 11/15/2018                               AAA          Aaa              532,855
 1,500,000    West Ottawa, Michigan, Public School District, GO,
                Capital Appreciation, Pre-refunded, (MBIA
                Insured),
                4.070% due 05/01/2015+                              AAA          Aaa              653,535
   500,000    Willow Run, Michigan, Community Schools, GO,
                (AMBAC Insured, Q-SBLF),
                5.000% due 05/01/2016                               AAA          Aaa              498,325
                                                                                              -----------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $45,966,495)                                                                           47,093,044
                                                                                              -----------
SHARES
----------
SHORT-TERM INVESTMENTS -- 3.6%
  (Cost $1,774,202)
 1,774,202    Valiant Tax Exempt Fund                                                           1,774,202
                                                                                              -----------

TOTAL INVESTMENTS
  (Cost $47,740,697*)                                                      99.9%              48,867,246
OTHER ASSETS AND LIABILITIES (NET)                                          0.1                   63,652
                                                                          -----              -----------
NET ASSETS                                                                100.0%             $48,930,898
                                                                          =====              ===========

------------
* Aggregate cost for Federal tax purposes is $47,740,697.
+ Zero-coupon bond. Rate represents annualized yield at date of purchase.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
FGIC   -- Federal Guaranty Insurance Corporation
FSA   -- Financial Security Assurance
GO    -- General Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 95.2%
    ARIZONA -- 3.8%
$2,000,000    Maricopa County, Arizona, Community College
                District, Project 1994, Series C,
                4.000% due 07/01/2013                              AA           Aaa          $  1,859,100
 1,600,000    Phoenix, Arizona, Water Systems Revenue, ETM,
                8.000% due 06/01/2003                              AAA          Aaa             1,725,856
 1,000,000    Tempe, Arizona, High School District Number 213,
                (FGIC Insured),
                4.500% due 07/01/2010                              AAA          Aaa             1,006,470
                                                                                             ------------
                                                                                                4,591,426
                                                                                             ------------
     FLORIDA -- 2.0%
 2,000,000    Florida State, Board of Education, Administrative
                Capital Revenue,
                8.400% due 06/01/2007                              AA+          Aa2             2,360,460
                                                                                             ------------
     GEORGIA -- 3.6%
 2,000,000    Atlanta, Georgia, Water & Sewer Revenue, (FGIC
                Insured),
                5.250% due 01/01/2027                              AAA          Aaa             2,136,940
 2,000,000    Georgia State, GO, Series B,
                6.250% due 03/01/2011                              AAA          Aaa             2,259,300
                                                                                             ------------
                                                                                                4,396,240
                                                                                             ------------
     HAWAII -- 2.8%
 2,000,000    Honolulu, Hawaii, GO,
                7.350% due 07/01/2008                              AA-          Aa3             2,336,140
 1,095,000    Kauai County, Hawaii, GO, Series A,
                4.000% due 08/01/2007                              AAA          Aaa             1,090,894
                                                                                             ------------
                                                                                                3,427,034
                                                                                             ------------
     ILLINOIS -- 10.6%
 2,500,000    Chicago, Illinois, Wastewater Transmission
                Revenue, (FGIC Insured),
                5.375% due 01/01/2013                              AAA          Aaa             2,594,700
 2,500,000    Du Page County, Illinois, Stormwater Project,
                5.600% due 01/01/2021                              AAA          Aaa             2,654,075
 2,000,000    Illinois State, GO, (MBIA Insured),
                5.500% due 04/01/2025                              AAA          Aaa             2,016,840
 2,500,000    Illinois State, Sales Tax Revenue, Series Y,
                5.250% due 06/15/2009                              AAA          Aa2             2,627,275

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     ILLINOIS (CONTINUED)
$1,700,000    Metropolitan Pier & Exposition Authority,
                Illinois, McCormick Place Expansion Project,
                (FGIC Insured),
                5.500% due 12/15/2024                              AAA          Aaa          $  1,739,695
 1,000,000    Regional Transport Authority, Illinois, (FGIC
                Insured),
                6.000% due 06/01/2015                              AAA          Aaa             1,102,770
                                                                                             ------------
                                                                                               12,735,355
                                                                                             ------------
     IOWA -- 1.6%
 1,900,000    Cedar Rapids, Iowa, GO, Series B,
                5.000% due 06/01/2015                              NR           Aaa             1,902,717
                                                                                             ------------
     KANSAS -- 1.3%
 2,000,000    Sedgwick County, Kansas, Unified School District,
                GO,
                3.500% due 09/01/2019                              AA           Aa3             1,581,960
                                                                                             ------------
     LOUISIANA -- 0.9%
 1,100,000    Shreveport, Louisiana, Refunding,
                5.000% due 02/01/2013                              AAA          Aaa             1,120,152
                                                                                             ------------
     MARYLAND -- 1.8%
 2,000,000    Baltimore, Maryland, Series A, (FGIC Insured),
                5.900% due 07/01/2010                              AAA          Aaa             2,214,140
                                                                                             ------------
     MASSACHUSETTS -- 2.7%
 1,150,000    Massachusetts State, Series C,
                5.250% due 08/01/2010                              AA-          Aa3             1,210,421
 2,000,000    Massachusetts State, Grant Anticipation Notes,
                Series A,
                5.250% due 12/15/2012                              NR           Aa3             2,099,480
                                                                                             ------------
                                                                                                3,309,901
                                                                                             ------------
     MICHIGAN -- 25.8%
 1,200,000    Avondale, Michigan, School District, GO,
                Refunding, (AMBAC Insured, Q-SBLF),
                4.750% due 05/01/2022                              AAA          Aaa             1,104,264
 1,500,000    Birmingham, Michigan City School District,
                5.000% due 11/01/2018                              AA+          Aa2             1,469,595
   840,000    Caledonia, Michigan, Community Schools, GO,
                (Q-SBLF),
                5.750% due 05/01/2014                              AAA          Aaa               896,692
 2,175,000    Chippewa Valley, Michigan, School District, GO,
                School Building & Site Development, Series I,
                (Q-SBLF),
                4.000% due 05/01/2008                              AAA          Aaa             2,149,422
 1,500,000    Detroit, Michigan, City School District, GO,
                Series C, (FGIC Insured),
                5.250% due 05/01/2011                              AAA          Aaa             1,575,930

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     MICHIGAN (CONTINUED)
$1,000,000    East Lansing, Michigan, School District, GO,
                School Building & Site Development, (Q-SBLF),
                5.625% due 05/01/2030                              AAA          Aaa          $  1,023,700
 1,275,000    Grand Rapids, Michigan, Building Authority, GO,
                (AMBAC Insured),
                5.750% due 08/01/2014                              AAA          Aaa             1,364,161
 2,000,000    Grand Valley, Michigan State University Revenue,
                (FGIC Insured),
                5.500% due 02/01/2018                              AAA          NR              2,102,460
 1,625,000    Jenison, Michigan, Public Schools, Pre-refunded,
                5.250% due 05/01/2015                              AAA          Aaa             1,679,632
 1,000,000    Michigan Public Power Agency Revenue, Combustion
                Turbine Number 1, Project A, (AMBAC Insured),
                5.250% due 01/01/2018                              AAA          Aaa             1,006,480
 5,000,000    Michigan State Environmental Protection Program,
                GO,
                6.250% due 11/01/2012                              AAA          Aaa             5,718,200
 1,000,000    Michigan State Hospital Finance Authority
                Revenue, Saint John Hospital & Medical Center,
                Series A,
                6.000% due 05/15/2010                              AAA          Aaa             1,112,370
 1,000,000    Michigan State Housing Development Rental
                Revenue, Series C, AMT, (MBIA Insured),
                5.050% due 10/01/2015                              AAA          Aaa               996,980
 2,500,000    Rochester Community School District, Michigan,
                GO, (MBIA Insured),
                5.000% due 05/01/2019                              AAA          Aaa             2,462,500
 1,500,000    South Lake, Michigan, Public Schools System,
                (FGIC Insured),
                5.125% due 05/01/2014                              AAA          Aaa             1,542,975
   500,000    Walled Lake, Michigan, Consolidated School
                District, GO, (Q-SBLF),
                5.750% due 05/01/2014                              AAA          Aaa               533,745
 2,500,000    Waverly, Michigan, Community School District, GO,
                (FGIC Insured),
                5.250% due 05/01/2017                              AAA          Aaa             2,508,400
 2,000,000    West Ottawa, Michigan, Public School District,
                GO, Capital Appreciation, Pre-refunded, (MBIA
                Insured),
                4.070% due 05/01/2015+                             AAA          Aaa               871,380
 1,000,000    Western Michigan University Revenues,
                Pre-refunded,
                6.125% due 11/15/2022                              AAA          Aaa             1,058,100
                                                                                             ------------
                                                                                               31,176,986
                                                                                             ------------
     MINNESOTA -- 2.2%
 2,500,000    University of Minnesota, Series A,
                5.500% due 07/01/2021                              AA           Aa2             2,622,625
                                                                                             ------------

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     NEVADA -- 3.2%
              Nevada State:
$1,000,000      Refunding,
                6.000% due 05/15/2010                              AA           Aa2          $  1,101,550
 2,500,000      Refunding Series A1,
                6.000% due 05/15/2009                              AA           Aa2             2,744,350
                                                                                             ------------
                                                                                                3,845,900
                                                                                             ------------
     NEW MEXICO -- 1.1%
 1,350,000    New Mexico State, GO, Capital Projects,
                4.000% due 03/01/2005                              AA+          Aa1             1,374,421
                                                                                             ------------
     NORTH CAROLINA -- 3.5%
 1,500,000    Mecklenburg County, North Carolina, GO, Public
                Improvement, Series D,
                4.750% due 04/01/2007                              AAA          Aaa             1,561,575
 2,500,000    North Carolina, Municipal Power Agency, Catawba
                Electric Revenue, (AMBAC Insured), ETM,
                5.500% due 01/01/2013                              AAA          Aaa             2,673,825
                                                                                             ------------
                                                                                                4,235,400
                                                                                             ------------
     OHIO -- 4.0%
 2,500,000    Columbus, Ohio, Series 2,
                5.000% due 06/15/2015                              AAA          Aaa             2,513,800
 2,000,000    Ohio State, GO,
                6.650% due 09/01/2009                              AA+          Aa1             2,261,100
                                                                                             ------------
                                                                                                4,774,900
                                                                                             ------------
     OKLAHOMA -- 1.2%
 1,500,000    Tulsa, Oklahoma, GO,
                4.250% due 03/01/2009                              AA           Aa2             1,487,085
                                                                                             ------------
     OREGON -- 0.9%
 1,025,000    Tualatin Hills, Oregon, Park and Recreational
                District, GO, (FGIC Insured),
                4.600% due 03/01/2011                              AAA          Aaa             1,025,185
                                                                                             ------------
     RHODE ISLAND -- 0.9%
 1,000,000    Rhode Island Depositors Economic Protection, ETM,
                5.800% due 08/01/2012                              AAA          Aaa             1,097,430
                                                                                             ------------

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     SOUTH CAROLINA -- 3.0%
$3,000,000    South Carolina State, Go, Capital Improvement
                Bonds, Series A,
                3.500% due 01/01/2015                              AAA          Aaa          $  2,583,030
 1,000,000    South Carolina State, State Institution, GO,
                Series A,
                5.400% due 03/01/2019                              AAA          Aaa             1,024,090
                                                                                             ------------
                                                                                                3,607,120
                                                                                             ------------
     TENNESSEE -- 1.2%
 1,475,000    Johnson City, Tennessee, Water & Sewer, (FGIC
                Insured),
                4.750% due 06/01/2013                              AAA          Aaa             1,464,114
                                                                                             ------------
     TEXAS -- 12.8%
 1,140,000    Galena Park, Texas, Independent School District,
                GO, (PSFG),
                6.625% due 08/15/2015                              NR           Aaa             1,278,738
 3,895,000    Houston, Texas, Airport Systems Revenue, ETM,
                9.500% due 07/01/2010                              AAA          Aaa             4,879,734
 2,750,000    Houston, Texas, Water & Sewer Systems Revenue,
                Series A, Pre-refunded,
                6.200% due 12/01/2023                              AAA          Aaa             3,039,025
              San Antonio, Texas, Electric & Gas Revenue:
   995,000      Series A,
                5.000% due 02/01/2012                              AA           Aa1             1,016,651
     5,000      Series A, ETM,
                5.000% due 02/01/2012                              AA           Aa1                 5,164
 2,000,000    Spring, Texas, Independent School District
                Authority, GO, (PSFG),
                6.875% due 08/15/2009                              AAA          Aaa             2,283,700
 2,000,000    Texas State, Refunding Water Financial
                Assistance, Series C,
                5.000% due 08/01/2018                              AA           Aa1             1,962,060
 1,000,000    University Texas Permanent University Fund,
                4.750% due 07/01/2018                              AAA          Aaa               948,260
                                                                                             ------------
                                                                                               15,413,332
                                                                                             ------------
     UTAH -- 1.8%
 2,000,000    Utah State, Building Ownership Authority,
                Refunding State Facilities Master Lease
                Program, Series C,
                5.500% due 05/15/2009                              AAA          Aaa             2,119,000
                                                                                             ------------

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     WASHINGTON -- 1.6%
$1,000,000    King County, Washington, Series B, (MBIA
                Insured),
                4.750% due 01/01/2020                              AAA          Aaa          $    916,720
 1,000,000    Vancouver, Washington, Water & Sewer Revenue,
                (MBIA Insured),
                4.250% due 06/01/2009                              AAA          Aaa               972,620
                                                                                             ------------
                                                                                                1,889,340
                                                                                             ------------
     WISCONSIN -- 0.9%
 1,000,000    Wisconsin State, Transportation Revenue, Series
                A,
                5.500% due 07/01/2011                              AA-          Aa3             1,072,110
                                                                                             ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $111,812,215)                                                                         114,844,333
                                                                                             ------------
SHARES
----------
SHORT-TERM INVESTMENTS -- 4.3%
  (Cost $5,251,066)
 5,251,066    Valiant Fund Tax Exempt Money Market                                              5,251,066
                                                                                             ------------

TOTAL INVESTMENTS
  (Cost $117,063,281*)                                                     99.5%              120,095,399
OTHER ASSETS AND LIABILITIES (NET)                                          0.5                   571,521
                                                                          -----              ------------
NET ASSETS                                                                100.0%             $120,666,920
                                                                          =====              ============

------------
* Aggregate cost for Federal tax purposes is $117,063,644.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ETM   -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
GO    -- General Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 96.8%
    ALABAMA -- 2.2%
$3,500,000    Alabama State Public School and College Authority
                Revenue, Series A,
                5.750% due 08/01/2003                              AA           Aa3          $  3,677,310
                                                                                             ------------
     ARIZONA -- 2.8%
 1,840,000    Phoenix, Arizona, Pre-refunded, GO, Series A,
                5.500% due 07/01/2015                              AA+          Aa1             1,986,354
 2,500,000    Tempe, Arizona, High School District, GO,
                6.250% due 07/01/2004                              AAA          Aaa             2,697,400
                                                                                             ------------
                                                                                                4,683,754
                                                                                             ------------
     DELAWARE -- 2.1%
              Delaware State, GO:
 1,000,000      Series A,
                4.250% due 03/01/2009                              AAA          Aaa               999,310
 2,500,000      Series A,
                5.000% due 01/01/2007                              AAA          Aaa             2,621,675
                                                                                             ------------
                                                                                                3,620,985
                                                                                             ------------
     FLORIDA -- 4.7%
 3,000,000    Dade County, Florida, School District, (MBIA
                Insured), 6.000% due 07/15/2005                    AAA          Aaa             3,254,280
 3,600,000    Dade County, Florida, Special Obligation,
                Refunding, Capital Appreciation Bond, Series B,
                (AMBAC Insured),
                due 10/01/2025+                                    AAA          Aaa               945,180
 3,650,000    Jacksonville, Florida, Electric Authority
                Revenue, St. John's River Power Park System,
                Series 10,
                6.500% due 10/01/2003                              AA           Aa2             3,860,751
                                                                                             ------------
                                                                                                8,060,211
                                                                                             ------------
     HAWAII -- 2.6%
 3,000,000    Hawaii State, GO, Series BZ,
                6.250% due 10/01/2002                              A+           Aa3             3,102,810
 1,395,000    Kauai County Hawaii, Series A,
                4.375% due 08/01/2010                              AAA          Aaa             1,380,925
                                                                                             ------------
                                                                                                4,483,735
                                                                                             ------------
     ILLINOIS -- 9.7%
 2,000,000    Chicago, Illinois, GO, Capital Appreciation,
                Pre-refunded, (AMBAC Insured),
                due 07/01/2016+                                    AAA          Aaa               875,800
 4,500,000    Chicago, Illinois, Metropolitan Water District,
                Capital Improvement,
                6.700% due 01/01/2003                              AA           Aa1             4,709,385

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     ILLINOIS (CONTINUED)
$1,000,000    Chicago, Illinois, Project and Refunding, GO,
                Series A, (FGIC Insured),
                4.000% due 01/01/2004                              AAA          Aaa          $  1,017,250
 2,500,000    Du Page County, Illinois, First Presv District,
                GO, 4.750% due 10/01/2010                          AAA          Aaa             2,544,350
 3,000,000    Illinois Educational Facilities Authority
                Revenues, Mandatory Put 11/01/2007,
                4.850% due 11/01/2032                              AA+          Aa1             3,116,340
 4,000,000    Illinois State Sales Tax Revenue, Series Y,
                5.250% due 06/15/2007                              AAA          Aa2             4,223,440
                                                                                             ------------
                                                                                               16,486,565
                                                                                             ------------
     MARYLAND -- 6.5%
              Maryland State:
 3,000,000      5.250% due 06/15/2006                              AAA          Aaa             3,208,110
 2,275,000      State & Local Facilities Series 3, GO,
                5.000% due 10/15/2005                              AAA          Aaa             2,413,775
 5,000,000    Prince George's County, Maryland, Consolidated
                Public Improvement, GO, (MBIA Insured),
                6.250% due 01/01/2005                              AAA          Aaa             5,405,050
                                                                                             ------------
                                                                                               11,026,935
                                                                                             ------------
     MASSACHUSETTS -- 0.9%
 1,500,000    Boston, Massachusetts, GO, Series A,
                5.250% due 02/01/2009                              AA-          Aa3             1,586,085
                                                                                             ------------
     MICHIGAN -- 34.9%
 1,335,000    Ann Arbor, Michigan, Refunding, GO,
                4.000% due 09/01/2009                              AA           Aa2             1,296,325
 1,175,000    Caledonia, Michigan, Community Schools, GO,
                (Q-SBLF),
                4.800% due 05/01/2010                              AAA          Aaa             1,200,991
 1,425,000    Chippewa Valley, Michigan, School District, GO,
                School Building & Site Development, Series I,
                (Q-SBLF), 4.000% due 05/01/2009                    AAA          Aaa             1,389,532
 3,075,000    Clarkston, Michigan, Community Schools,
                Refunding, GO, (AMBAC Insured, Q-SBLF),
                4.500% due 05/01/2009                              AAA          Aaa             3,091,174
 2,000,000    Detroit, Michigan, Water Supply Systems Revenue,
                Senior Lien, Series A,
                5.250% due 07/01/2006                              AAA          Aaa             2,125,560
 1,000,000    East Lansing, Michigan, School District, GO,
                (Q-SBLF), 4.700% due 05/01/2009                    AAA          Aaa             1,019,190

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     MICHIGAN (CONTINUED)
$3,075,000    Goodrich, Michigan, Area School District, (AMBAC
                Insured), Pre-refunded,
                5.875% due 05/01/2024                              AAA          Aaa          $  3,385,636
 1,110,000    Grand Rapids, Michigan, Building Authority, GO,
                4.800% due 08/01/2009                              AA           Aa3             1,138,361
 1,000,000    Lake Orion, Michigan, Community School District,
                (AMBAC Insured), Pre-refunded,
                7.000% due 05/01/2020                              AAA          Aaa             1,127,220
 2,000,000    Livonia, Michigan, Public Schools, (FGIC
                Insured), Series II, Pre-refunded,
                6.300% due 05/01/2022                              AAA          Aaa             2,071,220
 1,080,000    Michigan Public Power Agency Revenue, Combustion
                Turbine Number 1, Project A, (AMBAC Insured),
                4.500% due 01/01/2011                              AAA          Aaa             1,079,438
              Michigan State, Building Authority Revenue,
                Series I:
 2,500,000      (AMBAC Insured),
                6.000% due 10/01/2006                              AAA          Aaa             2,745,825
 2,500,000      (AMBAC Insured),
                6.250% due 10/01/2003                              AAA          Aaa             2,662,700
 2,500,000      (AMBAC Insured),
                6.500% due 10/01/2004                              AA+          Aa2             2,730,575
 1,450,000    Michigan State, Housing Development Authority,
                Rental Housing Revenue, Series A, AMT,
                5.000% due 10/01/2003                              AAA          Aaa             1,485,134
 1,095,000    Michigan State, Housing Single Family Mortgage,
                Series A, AMT,
                5.300% due 12/01/2006                              AAA          Aaa             1,141,472
              Michigan State, Trunk Line Highway Revenue:
 2,500,000      Series A,
                5.500% due 11/15/2009                              AA-          Aa3             2,723,350
 3,000,000      Series A,
                5.625% due 10/01/2003                              AA-          Aa3             3,129,990
 3,500,000    Michigan State, Underground Storage Tank
                Financial Assurance Authority, Series I, (AMBAC
                Insured), 6.000% due 05/01/2006                    AAA          Aaa             3,817,345
 1,700,000    Oakland County, Michigan, Economic Development
                Obligation, Cranbrook Educational Community,
                Series B,
                6.375% due 11/01/2014                              NR           Aaa             1,856,621
 2,000,000    Redford, Michigan, Union School District, (FGIC
                Insured), Pre-refunded,
                5.950% due 05/01/2015                              AAA          Aaa             2,210,480
 2,340,000    Troy, Michigan, City School District, GO,
                (Q-SBLF), 4.500% due 05/01/2004                    AAA          Aa1             2,417,641

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     MICHIGAN (CONTINUED)
$1,430,000    Utica, Michigan, Community Schools, GO, (Q-SBLF),
                4.050% due 05/01/2008                              AAA          Aaa          $  1,417,116
 3,900,000    Walled Lake, Michigan, Consolidate School
                District, GO, (Q-SBLF),
                4.800% due 05/01/2010                              AAA          Aaa             3,980,808
 1,510,000    Wayne County, Michigan Transportation Fund Series
                A, 5.000% due 10/01/2007                           AA           Aa3             1,584,805
 4,500,000    Wayne State University, Michigan, University
                Revenues, (AMBAC Insured),
                5.500% due 11/15/2018                              AAA          Aaa             4,795,695
 3,500,000    West Ottawa, Michigan, Public School District,
                GO, Capital Appreciation, Pre-refunded, (MBIA
                Insured), 4.070% due 05/01/2015+                   AAA          Aaa             1,524,915
                                                                                             ------------
                                                                                               59,149,119
                                                                                             ------------
     MINNESOTA -- 1.2%
 2,175,000    Metropolitan Council, Minnesota, Minneapolis-St.
                Paul Metropolitan Area, Transit, Series B, GO,
                4.100% due 02/01/2011                              AAA          Aaa             2,079,365
                                                                                             ------------
     NEBRASKA -- 1.2%
              Omaha, Nebraska, GO:
 1,000,000      4.400% due 12/01/2008                              AAA          Aaa             1,017,210
 1,000,000      4.500% due 12/01/2010                              AAA          Aaa             1,008,960
                                                                                             ------------
                                                                                                2,026,170
                                                                                             ------------
     NEW HAMPSHIRE -- 0.9%
 1,500,000    Nashua, New Hampshire, GO,
                4.750% due 09/15/2009                              AA           Aa2             1,540,875
                                                                                             ------------
     OHIO -- 0.9%
 1,500,000    Cleveland Ohio, Waterworks Revenue, Series I,
                5.000% due 01/01/2008                              AAA          Aaa             1,558,695
                                                                                             ------------
     OKLAHOMA -- 1.9%
 3,000,000    Tulsa County, Oklahoma, Independent School
                District 1, GO, Series B, (AMBAC Insured),
                5.000% due 08/01/2005                              AAA          Aaa             3,170,580
                                                                                             ------------
     OREGON -- 1.3%
 2,000,000    Washington County Oregon, Unified Sewer Agency,
                Agency Sewer Revenue, Pre-refunded,
                6.125% due 10/01/2012                              AAA          Aaa             2,168,700
                                                                                             ------------

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     PENNSYLVANIA -- 1.3%
$2,000,000    Pennsylvania State, GO, Series 3,
                6.000% due 11/15/2003                              AA           Aa2          $  2,129,280
                                                                                             ------------
     TENNESSEE -- 3.6%
 1,000,000    Knox County, Tennessee, Public Improvement, GO,
                5.200% due 05/01/2010                              AA           Aa2             1,048,900
 2,000,000    Tennergy Corporation, Tennessee, Gas Revenue,
                (MBIA Insured),
                4.500% due 06/01/2004                              AAA          Aaa             2,050,880
 2,775,000    Tennessee State, GO, Series A,
                5.600% due 03/01/2011                              AA+          Aa1             2,978,768
                                                                                             ------------
                                                                                                6,078,548
                                                                                             ------------
     TEXAS -- 9.6%
 1,700,000    Austin, Texas, Independent School District,
                Refunding, GO, (PSFG),
                4.100% due 08/01/2008                              AAA          Aaa             1,688,151
 2,750,000    Dallas, Texas, GO, ETM,
                6.000% due 02/15/2005                              AAA          Aaa             2,959,468
 1,730,000    Houston, Texas, Independent School District,
                Public Property Finance-Contractual Obligation,
                GO,
                4.750% due 07/15/2008                              AA           Aa3             1,775,689
              Texas State, GO:
 2,000,000      Series B,
                5.000% due 10/01/2003                              AA           Aa1             2,085,660
 2,400,000      Series A, Pre-refunded, Public Finance
                Authority, 5.900% due 10/01/2012                   AA           Aa1             2,596,344
 1,700,000    Travis County, Texas, Certificates Obligation,
                GO, 4.250% due 03/01/2008                          AAA          Aa1             1,700,527
 3,250,000    University of Texas, Permanent University
                Funding, (PSFG),
                5.000% due 07/01/2004                              AAA          Aaa             3,407,332
                                                                                             ------------
                                                                                               16,213,171
                                                                                             ------------
     VIRGINIA -- 2.3%
 2,500,000    Hampton, Virginia, Public Improvement Revenue,
                Series C,
                6.000% due 08/01/2003                              AA           Aa2             2,639,425
 1,140,000    Virginia State, Public School Authority, Series
                I, 5.250% due 08/01/2008                           AA+          Aa1             1,209,449
                                                                                             ------------
                                                                                                3,848,874
                                                                                             ------------

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     WASHINGTON -- 1.8%
$3,000,000    Washington State, GO, Series A,
                5.000% due 07/01/2008                              AA+          Aa1          $  3,124,440
                                                                                             ------------
     WISCONSIN -- 4.4%
 1,000,000    Eau Claire Wisconsin Area School District, GO,
                (FSA), 5.000% due 04/01/2008                       NR           Aaa             1,036,650
              Wisconsin State:
 1,500,000      5.000% due 11/01/2007                              AA           Aa2             1,575,300
 2,000,000      6.000% due 05/01/2003                              AA           Aa2             2,091,400
 2,640,000    Wisconsin State, Clean Water Revenue, Series I,
                5.250% due 06/01/2005                              AA+          Aa2             2,793,225
                                                                                             ------------
                                                                                                7,496,575
                                                                                             ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $159,370,340)                                                                         164,209,972
                                                                                             ------------
SHARES
----------
SHORT-TERM INVESTMENTS -- 2.4%
  (Cost $4,041,449)
 4,041,449    Valiant Fund Tax Exempt Money Market                                              4,041,449
                                                                                             ------------

TOTAL INVESTMENTS
  (Cost $163,411,789*)                                                     99.2%              168,251,421
OTHER ASSETS AND LIABILITIES (NET)                                          0.8                 1,363,137
                                                                          -----              ------------
NET ASSETS                                                                100.0%             $169,614,558
                                                                          =====              ============

------------
* Aggregate cost for Federal tax purposes is $163,411,789.
+ Zero-coupon bond. Rate represents annualized yield at date of purchase.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ETM   -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
FSA   -- Financial Security Assurance
GO    -- General Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

Munder Cash Investment Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                                     RATING
PRINCIPAL                                                   ------------------------
AMOUNT                                                        S&P            MOODY'S                  VALUE
-----------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 16.7%
$ 25,000,000    Canadian Imperial Commerce Bank
                  3.840% due 06/21/2002                     A1+/AA-          P1/Aa3         $   24,998,857
  20,000,000    Credit Agricole Indosuez NY
                  3.800% due 07/25/2002                      A1+/AA          P1/Aa1             19,998,903
  25,000,000    Deutsche Bank AG
                  4.540% due 03/21/2002                      A1+/AA          P1/Aa3             25,000,000
  35,000,000    Societe Generale
                  2.460% due 09/27/2002                     A1+/AA-          P1/Aa3             35,000,000
  20,000,000    Toronto-Dominion Bank
                  4.730% due 04/22/2002                     A-1+/AA-         P1/Aa3             19,999,412
  25,000,000    UBS AG
                  3.560% due 08/21/2002                     A1+/AA+          P1/Aa2             24,997,668
  50,000,000    Westdeutsche Landesbank Girozentrale
                  2.190% due 11/05/2002                     A1+/AA+          P1/Aa1             49,995,816
                                                                                            --------------
TOTAL CERTIFICATE OF DEPOSIT
  (Cost $199,990,656)                                                                          199,990,656
                                                                                            --------------
COMMERCIAL PAPER -- 58.7%
  50,000,000    Bear Stearns Companies, Inc.
                  1.940% due 01/17/2002+                      A1/A           P1/A2              49,956,889
  20,000,000    Blue Ridge Asset Funding
                  1.890% due 01/14/2002+                     A1/NR           P1/NR              19,986,350
  50,000,000    Corporate Receivables Corporation
                  1.950% due 01/23/2002+                     A1+/NR          P1/NR              49,940,416
  30,000,000    CXC, Inc.
                  1.890% due 02/15/2002+                     A1+/NR          P1/NR              29,929,125
  50,000,000    Falcon Asset Securitization Corporation
                  2.030% due 01/18/2002+                     A1/NR           P1/NR              49,952,069
  20,000,000    Golden Funding Corporation
                  2.070% due 01/25/2002+                     A1/NR           P1/Aa2             19,972,400
  50,000,000    International Lease Finance Corporation
                  2.200% due 02/28/2002+                    A1+/AA-          P1/A1              49,822,778
  50,000,000    J.P. Morgan Chase & Company, Inc.
                  2.300% due 01/15/2002+                    A1+/AA-          P1/Aa3             49,955,278
                Lexington Parker Capital Corporation:
  25,000,000      3.420% due 01/22/2002+                     A1/NR           NR/NR              24,950,125
  25,000,000      3.570% due 01/25/2002+                     A1/NR           NR/NR              24,940,500
  30,000,000    Liberty Street Funding Corporation
                  1.910% due 01/18/2002+                     A1/NR           P1/NR              29,972,942
  50,000,000    Moat Funding LLC
                  1.810% due 03/08/2002+                     A1+/NR          P1/NR              49,834,083
  50,000,000    New Center Asset Trust
                  1.800% due 01/02/2002+                     A1+/NR          P1/NR              49,997,500

                       See Notes to Financial Statements.

Munder Cash Investment Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                     RATING
PRINCIPAL                                                   ------------------------
AMOUNT                                                        S&P            MOODY'S                  VALUE
-----------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
$ 50,000,000    Park Avenue Receivables Corporation
                  1.930% due 01/17/2002+                     A1/NR           P1/NR          $   49,957,111
  50,000,000    Preferred Receivables Funding
                  1.760% due 01/29/2002+                     A1/NR           P1/NR              49,931,555
                Sigma Finance, Inc.:
  25,000,000      3.390% due 03/01/2002+                    A1+/AAA          P1/Aaa             24,861,104
  25,000,000      3.570% due 01/07/2002+                    A1+/AAA          P1/Aaa             24,985,125
  30,000,000    Toronto Dominion Holdings
                  1.720% due 03/15/2002+                    A-1+/AA-         P1/Aa3             29,895,367
  25,000,000    UBS Finance, Inc.
                  1.800% due 01/02/2002+                    A1+/AA+          P1/Aa2             24,998,750
                                                                                            --------------
TOTAL COMMERCIAL PAPER
  (Cost $703,839,467)                                                                          703,839,467
                                                                                            --------------
CORPORATE BONDS AND NOTES -- 9.2%
  25,000,000    Allstate Funding Agreement
                  2.071% due 05/15/2002++                    NR/AA+          NR/Aa2             25,000,000
  40,000,000    Beta Finance, Inc., 144A
                  1.640% due 03/08/2002++, +++              A1+/AAA          P1/Aaa             40,000,000
  25,000,000    Jackson National Life Insurance
                  2.700% due 09/25/2002++                    NR/AAA          NR/Aa3             25,000,000
  20,000,000    LaSalle Bank NA
                  4.220% due 05/22/2002+                    A-1+/AA          P1/Aa2             19,999,249
                                                                                            --------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $109,999,249)                                                                          109,999,249
                                                                                            --------------
REPURCHASE AGREEMENT -- 9.7%
  (Cost $116,592,764)
 116,592,764    Agreement with Lehman Brothers,
                  1.670% dated 12/31/2001, to be
                  repurchased at $116,603,501 on
                  01/02/2002, collateralized by $366,760
                  U.S. Treasury Bond,
                  8.750% maturing 08/15/2020
                  (value $118,925,596)                                                         116,592,764
                                                                                            --------------

TOTAL INVESTMENTS
  (Cost $1,130,422,136*)                                                  94.3%              1,130,422,136
OTHER ASSETS AND LIABILITIES (NET)                                         5.7                  67,865,263
                                                                         -----              --------------
NET ASSETS                                                               100.0%             $1,198,287,399
                                                                         =====              ==============

------------
  * Aggregate cost for Federal tax purposes is $1,130,422,136.
  + Rate represents annualized yield at date of purchase.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.7%
    ALABAMA -- 1.1%
$1,000,000    Mobile, Alabama, Dock & Wharf Revenue,
                Refunding Holnam, Inc. Project, Series A,
                (Bayerische Landesbank, LOC),
                1.550% due 06/01/2032+                           A-1+          VMIG1         $  1,000,000
 2,500,000    Mobile, Alabama, Industrial Development Board
                Dock & Wharf Revenue, Refunding Holnam, Inc.
                Project, Series B, (Wachovia Bank, LOC),
                1.600% due 06/01/2032+                           A-1+          VMIG1            2,500,000
                                                                                             ------------
                                                                                                3,500,000
                                                                                             ------------
     ARIZONA -- 3.8%
 3,400,000    Apache County, Arizona, Industrial Development
                Authority, Industrial Development Revenue,
                (Tucson Electric -- 83C), (Society Generale,
                LOC),
                1.600% due 12/15/2018+                           A-1+          VMIG1            3,400,000
 1,905,000    Arizona State Transportation Board Excise Tax
                Revenue, Maricopa County Regional Area Road
                A,
                5.000% due 07/01/2002                             AA            Aa2             1,932,059
 1,100,000    Central Arizona Water Conservation Distribution
                Contract Revenue, Refunding, Series B,
                3.300% due 05/01/2002                             AA-            A1             1,103,935
   500,000    Maricopa County, Arizona, GO Refunding (FGIC
                Insured),
                6.250% due 07/01/2002                             AAA           Aaa               510,659
 3,000,000    Pima County, Arizona Industrial Development
                Authority, (Tucson Electric),
                (Toronto Dominion, LOC),
                1.600% due 12/01/2022+                            AA           VMIG1            2,999,985
 2,000,000    Tempe, Arizona, Excise Tax Revenue, Series A,
                5.000% due 07/01/2002                             AA+           Aa2             2,026,926
                                                                                             ------------
                                                                                               11,973,564
                                                                                             ------------
     CALIFORNIA -- 1.9%
 6,075,000    California State, Revenue Anticipation Notes,
                3.250% due 06/28/2002                            SP-1+          MIG1            6,105,593
                                                                                             ------------
     COLORADO -- 4.5%
 1,500,000    Adams County, Colorado, Industrial Development
                Revenue, Clear Creek Business (Citibank LOC),
                1.600% due 11/01/2008+                            NR           VMIG1            1,500,000
 1,490,000    Boulder County, Colorado, Development Revenue,
                Humane Society, Inc. Project,
                (Wells Fargo Bank N.A., LOC),
                1.850% due 05/01/2020+                            NR             NR             1,490,000

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     COLORADO (CONTINUED)
$2,000,000    Colorado Health Facilities Authority Revenue,
                Craig Hospital Project, (Wells Fargo Bank
                N.A., LOC),
                1.750% due 12/01/2021+                            AA-            NR          $  2,000,000
 2,100,000    Denver, Colorado, City & County Airport
                Revenue, Refunding Series A,
                7.250% due 11/15/2002                             AAA            A2             2,232,411
 4,000,000    Platte River Power Authority Company, (Morgan
                Guarantee Trust, SPA),
                1.650% due 02/13/2002+                            A-H          VMIG1            4,000,000
 3,000,000    Superior Metropolitan District Number 3
                Company, (U.S. Bank, NA, LOC),
                2.000% due 12/01/2002+                            A+             A1             3,000,000
                                                                                             ------------
                                                                                               14,222,411
                                                                                             ------------
     FLORIDA -- 2.7%
 3,000,000    Florida Local Government Finance Commission,
                2.450% due 02/06/2002                             A-1            P1             3,000,000
 3,000,000    Palm Beach County, Florida Revenue, Community
                Foundation Palm Beach Project,
                (Northern Trust Company, LOC),
                1.700% due 07/01/2034+                           A-1+            NR             3,000,000
 2,500,000    Palm Beach County, Florida Revenue, GO, Norton
                Gallery, Inc. Project,
                (Northern Trust Company, LOC),
                1.700% due 05/01/2025+                           A-1+            NR             2,500,000
                                                                                             ------------
                                                                                                8,500,000
                                                                                             ------------
     GEORGIA -- 3.0%
 1,365,000    Clayton County, Georgia, Housing Authority
                Multifamily Housing Revenue, Refunding,
                Huntington Woods, Series A, (FSA Insured),
                (Societe Generale, SPA),
                1.750% due 01/01/2021+                           A-1+          VMIG1            1,365,000
 3,080,000    Cobb County Georgia School District, Refunding,
                4.750% due 02/01/2002                             AA            Aa1             3,085,279
 1,000,000    De Kalb Private Hospital Authority Revenue,
                Anticipation Certificates, ESR Children's
                Health, Series A (Suntrust Bank, LOC),
                1.600% due 12/01/2028+                            NR            Aa3             1,000,000

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     GEORGIA (CONTINUED)
$1,500,000    Decatur County - Bainbridge, Georgia,
                Industrial Development Authority Revenue,
                Variable Rate - Kaiser Agricultural, (Harris
                Bank, LOC),
                1.550% due 12/01/2002+                            NR             NR          $  1,500,000
 2,385,000    Rockdale County, Georgia, Water & Sewer
                Authority Revenue, Series B, (MBIA Insured),
                5.000% due 07/01/2002                             AAA           Aaa             2,412,356
                                                                                             ------------
                                                                                                9,362,635
                                                                                             ------------
     IDAHO -- 0.4%
 1,360,000    Magic Valley, Idaho, Healthcare Systems, Inc.
                Revenue, Regional Medical Center Project
                (Wells Fargo Bank N.A., LOC),
                1.750% due 12/01/2021+                            NR           VMIG1            1,360,000
                                                                                             ------------
     ILLINOIS -- 13.3%
 1,000,000    Chicago Illinois, Central Public Library,
                Series C, (AMBAC Insured),
                6.850% due 01/01/2017+                            AAA           Aaa             1,039,239
 3,040,000    Illinois Development Finance Authority Limited,
                Obligation Revenue, Decatur Mental Health
                Center Project, (First of America Bank, LOC),
                1.800% due 05/01/2018+                            NR             NR             3,040,000
 2,500,000    Illinois Development Finance Authority Revenue,
                Lifesource Project, (PNC Bank NA, LOC),
                1.900% due 06/01/2020+                            NA           VMIG1            2,500,000
 2,225,000    Illinois Development Finance Authority,
                Industrial Revenue, Tajon Warehouse, Series
                B,
                (Bank of Kentucky, LOC),
                1.750% due 01/01/2010+                            A-1            NR             2,225,000
              Illinois Educational Facilities Authority
                Revenues:
 1,260,000      University Pooled Financing Program, (FGIC
                Insured), (Bank One, SPA),
                1.650% due 12/01/2005+                            AAA           Aaa             1,260,000
 1,100,000      Adjusted Chicago Children's Museum,
                (Bank One N.A., LOC),
                1.700% due 02/01/2028+                            A-1          VMIG1            1,100,000
 1,100,000      Columbia College,
                (Harris Trust & Savings Bank, LOC),
                1.600% due 06/01/2030+                           A-1+            NR             1,100,000
10,960,000    Illinois Health Facilities Authority, Advocate
                Health Care, Series B, (Multi LOC's),
                1.850% due 08/15/2022+                           A-1+          VMIG1           10,960,000

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     ILLINOIS (CONTINUED)
$5,700,000    Illinois Health Facilities Authority Revenue,
                Swedish Covenant Hospital, Series A, (AMBAC
                Insured), (Harris Trust & Savings Bank, SPA),
                1.700% due 08/15/2029+                           A-1+          VMIG1         $  5,700,000
 1,000,000    Illinois State,
                4.500% due 06/01/2002                             AAA           Aaa             1,006,291
 2,000,000    Illinois State Development Finance Authority,
                Industrial Development Authority Revenue,
                (Lake Forest Academy Project), (FGIC Insured)
                (Northern Trust LOC),
                1.750% due 12/01/2024+                           A-1+            NR             2,000,000
 3,890,000    Illinois State Toll Highway Authority, Toll
                Highway Priority Revenue, Refunding Series B,
                (MBIA Insured), (Societe Generale, LOC),
                1.550% due 01/01/2010+                           A-1+          VMIG1            3,890,000
 4,000,000    Orland Hills, Illinois, Multifamily Mortgage
                Revenue, (LaSalle National Bank, LOC),
                1.750% due 12/01/2004+                           A-1+            NR             4,000,000
 1,800,000    Schaumburg, Illinois, GO, Series A,
                (Northern Trust Company, SPA),
                1.600% due 12/01/2013+                            AA+           Aa1             1,800,000
                                                                                             ------------
                                                                                               41,620,530
                                                                                             ------------
     INDIANA -- 5.4%
 1,400,000    Franklin County, Indiana, Economic Development
                Revenue, Sisters St. Francis Project,
                (Banc One, LOC),
                1.700% due 12/01/2018+                            A+             NR             1,400,000
              Indiana Health Facility Financing Authority
                Hospital Revenue:
 5,500,000      Clarian Health Obligation Group, Series C,
                (Westdeutsche Landesbank, SPA),
                1.600% due 03/01/2030+                           A-1+          VMIG1            5,500,000
 2,000,000      (Mary Sherman Hospital), (Fifth Third Bank,
                LOC), 1.690% due 05/01/2019+                      NR             NR             2,000,000

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     INDIANA (CONTINUED)
$6,000,000    Indiana Municipal Power Supply Systems Revenue,
                Refunding Series A, (Toronto-Dominion Bank,
                LOC),
                1.600% due 01/01/2018+                           A-1+          VMIG1         $  6,000,000
              Purdue Indiana University Revenue:
 1,040,000      Student Fee Series Q,
                5.250% due 07/01/2002                             AA            Aa2             1,052,885
 1,000,000      Student Fee Series P,
                4.000% due 07/01/2002                             AA            Aa2             1,007,151
                                                                                             ------------
                                                                                               16,960,036
                                                                                             ------------
     IOWA -- 1.3%
 1,500,000    Iowa Finance Authority Museum Facilities
                Revenue, Putnam Museum Of History,
                (Wells Fargo Bank N.A., LOC),
                1.750% due 05/01/2012+                           A-1+            NA             1,500,000
 1,500,000    Iowa Higher Education Loan Authority Revenue,
                Higher Education State Ambrose University,
                (Wells Fargo Bank N.A., LOC),
                1.850% due 02/01/2007+                            NR             NR             1,500,000
 1,100,000    Webster County, Iowa, Educational Facilities
                Revenue, St. Edmond Project, (Wells Fargo
                Bank N.A., LOC),
                1.750% due 07/01/2020+                           A-1+            NR             1,100,000
                                                                                             ------------
                                                                                                4,100,000
                                                                                             ------------
     KANSAS -- 2.3%
 2,220,000    Kansas State Department Transportation Highway
                Revenue, Pre-refunded,
                6.500% due 03/01/2002                             AA+            NR             2,237,897
              Kansas State Development Finance Authority
                Revenue:
 1,115,000      Kansas State Project, (AMBAC Insured),
                4.250% due 03/01/2002                             AAA           Aaa             1,117,834
 2,880,000      Kansas State Project, (AMBAC Insured),
                4.250% due 09/01/2002                             AAA           Aaa             2,910,919
 1,000,000    Wamego Kansas Pollution Control Revenue,
                Refunding, Utilicorp United Inc. Project,
                (Bank One Chicago N.A., LOC),
                1.700% due 03/01/2026+                            A+            P-1             1,000,000
                                                                                             ------------
                                                                                                7,266,650
                                                                                             ------------

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     KENTUCKY -- 2.6%
$2,680,000    Covington, Kentucky, Industrial Building
                Revenue, Baptist Convalescent Project,
                (Fifth Third Bank, LOC),
                1.690% due 04/01/2019+                            NR             NR          $  2,680,000
 3,440,000    Jeffersontown, Kentucky, Lease Program Revenue,
                Kentucky League Of Cities Funding Trust,
                (Firstar Bank, LOC),
                1.720% due 03/01/2030+                            NR           VMIG1            3,440,000
 1,000,000    Kentucky State Turnpike Authority Economic
                Development Road Revenue,
                Refunding Revitalization Project,
                5.250% due 07/01/2002                             AA-           Aa3             1,013,153
 1,000,000    Lexington-Fayette Urban County, Kentucky,
                Government Industrial Building Revenue, Roman
                Catholic Diocese Project,
                (Fifth Third Bank N.A., LOC),
                1.670% due 09/01/2015+                            NR             NR             1,000,000
                                                                                             ------------
                                                                                                8,133,153
                                                                                             ------------
     MAINE -- 0.5%
 1,565,000    Maine Municipal Bond Bank, Series D,
                3.250% due 11/01/2002                             AAA           Aa1             1,579,708
                                                                                             ------------
     MARYLAND -- 0.9%
 2,900,000    Baltimore County, Maryland, Revenue Bonds,
                Sheppard & Enoch Pratt Hospital,
                (Bank of America, LOC),
                1.600% due 07/01/2022+                            NR           VMIG1            2,900,000
                                                                                             ------------
     MICHIGAN -- 6.4%
 2,500,000    Caledonia, Michigan, Community Schools, (AMBAC
                Insured),
                6.700% due 05/01/2002+                            AAA           Aaa             2,580,950
 1,000,000    Flint, Michigan, Hospital Building Authority
                Revenue, Hurley Medical Center, Series B,
                (Lasalle National Bank, LOC),
                1.650% due 07/01/2015+                            NR           VMIG1            1,000,000
 4,800,000    Goodrich, Michigan, Area School District,
                School Building and Site, Series B
                (Bayerische Landesbank, SPA),
                1.650% due 05/01/2030+                            AAA            NR             4,800,000
 5,500,000    Kalamazoo County, Michigan, Economic
                Development Revenue, (Old Kent Bank, LOC),
                1.800% due 09/01/2015+                            NR             NR             5,500,000

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     MICHIGAN (CONTINUED)
$2,000,000    Michigan Municipal Bond Authority Revenue,
                4.000% due 04/11/2002                            SP-1+           NR          $  2,004,888
 2,000,000    Michigan State Hospital Finance Authority
                Revenue, Chelsea Community Hospital,
                (National City Bank, LOC),
                1.750% due 05/15/2031+                            A-1            NR             2,000,000
 1,000,000    Saline, Michigan, Economic Development
                Obligation, Brecon Village Project, (Bank
                One, LOC),
                1.700% due 11/01/2025+                           A-1+            NR             1,000,000
 1,015,000    Sterling Heights Michigan Economic Development,
                (PNC Bank, LOC),
                1.900% due 12/01/2010+                            A-1            NR             1,015,000
                                                                                             ------------
                                                                                               19,900,838
                                                                                             ------------
     MINNESOTA -- 1.0%
 3,000,000    City of Rochester, Minnesota, Series 2000-B,
                2.750% due 01/16/2002                            A-1+            P1             3,000,000
                                                                                             ------------
     MISSISSIPPI -- 1.6%
 1,000,000    Jackson, Mississippi, GO, Public School
                District,
                5.900% due 07/01/2002+                            NR             A1             1,020,707
 4,000,000    Mississippi Hospital Equipment & Facilities
                Authority Revenue, North Mississippi Health
                Services, Series 1, (Westdeutsche Landesbank,
                SPA),
                1.700% due 05/15/2030+                           A-1+          VMIG1            4,000,000
                                                                                             ------------
                                                                                                5,020,707
                                                                                             ------------
     MISSOURI -- 0.6%
 2,000,000    Columbia, Missouri, Special Obligation Reserve,
                Series A, (Toronto Dominion Bank, LOC),
                1.600% due 06/01/2008+                           A-1+          VMIG1            2,000,000
                                                                                             ------------
     NEBRASKA -- 0.4%
 1,100,000    Omaha Public Power District Neb Electric
                Revenue, Series A,
                5.000% due 02/01/2002+                            AA            Aa2             1,101,793
                                                                                             ------------
     NEVADA -- 0.4%
 1,355,000    Clark County, Nevada, Economic Development
                Revenue, University of Nevada - Las Vegas
                Project, (Wells Fargo Bank N.A., LOC),
                1.750% due 08/01/2019+                           A-1+            NR             1,355,000
                                                                                             ------------

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     NEW MEXICO -- 1.8%
$  700,000    Albuquerque, New Mexico, Gross Receipt Lodgers
                Tax Revenue, (Canadian Imperial Bank, LOC),
                1.600% due 07/01/2023+                           A-1+          VMIG1         $    700,000
 1,770,000    Farmington, New Mexico, GO, Municipal School
                District NO. 005, Education Technology Notes,
                2.100% due 09/01/2002                             NR             A1             1,773,461
 3,000,000    New Mexico State, Refunding Series A,
                5.000% due 09/01/2002                             AA+           Aa1             3,061,073
                                                                                             ------------
                                                                                                5,534,534
                                                                                             ------------
     NEW YORK -- 0.4%
 1,100,000    New York City Transitional Finance Authority
                Revenue, New York City Recovery Notes, Series
                A,
                3.250% due 10/02/2002                            SP-1+          MIG1            1,109,050
                                                                                             ------------
     NORTH CAROLINA -- 1.0%
 1,040,000    Greensboro, North Carolina, Public Improvement,
                1.600% due 04/01/2019+                           A-1+          VMIG1            1,040,000
 2,000,000    North Carolina Medical Care Community Health
                Care Facilities Revenue, Rutherford Hospital,
                Inc. Project (Branch Banking & Trust, LOC),
                1.800% due 09/01/2021+                            NA           VMIG1            2,000,000
                                                                                             ------------
                                                                                                3,040,000
                                                                                             ------------
     OHIO -- 5.6%
 1,000,000    Butler County, Ohio, Bond Anticipation Notes,
                Series B,
                2.970% due 06/13/2002                             NR            MIG1            1,001,004
   510,000    Cincinnati, Ohio, City School District, Revenue
                Anticipation Notes, ETM,
                6.150% due 06/15/2002                             A-             NR               519,662
 1,790,000    Franklin County, Ohio, Hospital Revenue, US
                Health Corporation, Series A, (Morgan
                Guaranty, LOC),
                1.600% due 12/01/2021+                            NR           VMIG1            1,790,000
 2,540,000    Indian Hill, Ohio, Economic Development,
                Cincinnati County Day School, (Fifth Third,
                LOC),
                1.690% due 05/01/2019+                            NR             NR             2,540,000
 4,525,000    Middleburg Heights, Ohio, Hospital Revenue,
                Southwest General Health, (Keybank NA, LOC),
                1.750% due 08/15/2022+                            A-1            NR             4,525,000
 3,030,000    Montgomery County, Ohio, Society Saint Vincent
                DePaul, (Nat City, LOC),
                1.750% due 12/01/2010+                            A-1            NR             3,030,000

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     OHIO (CONTINUED)
$2,000,000    Ohio State Water Development Authority
                Pollution Control Faculties Revenue,
                Cleveland Electric, Series B, (Barclays Bank
                New York, LOC),
                1.650% due 08/01/2020+                           A-1+            P1          $  2,000,000
 1,190,000    Sharonville Ohio Industrial Development
                Revenue, Edgcomb Metals Co. Project,
                (Wells Fargo Bank N.A., LOC),
                1.750% due 06/13/2002+                            NR            Aa1             1,190,000
 1,000,000    Summit County Ohio, Bond Anticipation Notes,
                3.500% due 05/30/2002                            SP-1+          MIG1            1,002,180
                                                                                             ------------
                                                                                               17,597,846
                                                                                             ------------
     OREGON -- 3.1%
 3,500,000    Oregon State Health Housing Educational &
                Cultural Facilities Authority, (Adjusted
                Assumption Village Project Series A),
                (Keybank N.A., LOC),
                1.750% due 03/01/2033+                            NR           VMIG1            3,500,000
 4,550,000    Portland, Oregon Multifamily Revenue,
                (Harris Trust and Savings Bank, LOC),
                1.550% due 12/01/2011+                            AA-            NR             4,550,000
 1,500,000    Tri-County, Oregon, Metropolitan Transportation
                District Revenue, Refunding, Series A,
                5.700% due 08/01/2002                             AA+           Aa3             1,544,838
                                                                                             ------------
                                                                                                9,594,838
                                                                                             ------------
     PENNSYLVANIA -- 10.4%
 1,545,000    Allegheny County, Pennsylvania, Hospital
                Development Revenue, Variable Health Center
                Presbyterian, Series D, (MBIA Insured)
                (First Union National Bank, SPA),
                1.600% due 03/01/2020+                            A-1          VMIG1            1,545,000
              Allegheny County, Pennsylvania, Industrial
                Development Authority Revenue:
 1,500,000      Education Center Watson,
                4.000% due 05/01/2002+                            A-1          VMIG1            1,505,205
 6,000,000      Refunding, Pollution Control Duquesne, Series
                A, (AMBAC Insured), (Bank of New York, SPA),
                1.900% due 12/01/2013+                           A-1+          VMIG1            6,000,000
 2,700,000    Allegheny County, Pennsylvania, Redevelopment
                Authority, Brentwood Towne Square Project,
                Series A (NAT City LOC),
                1.800% due 11/01/2019+                            A-1            NR             2,700,000

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     PENNSYLVANIA (CONTINUED)
              Delaware Valley, Pennsylvania, Registered
                Finance:
$3,200,000      Mode 1, (Credit Suisse, LOC),
                1.600% due 08/01/2016+                           A-1+          VMIG1         $  3,200,000
 2,000,000      Series A, (Credit Suisse, LOC),
                1.600% due 12/01/2017+                           A-1+          VMIG1            2,000,000
 2,200,000    Pennsylvania State High Educational Authority
                Revenue,
                3.200% due 03/31/2002                             NR           VMIG1            2,200,000
 1,000,000    Philadelphia Pennsylvania School District, GO,
                Series A (AMBAC Insured),
                6.400% due 05/15/2002                             AAA           Aaa             1,018,979
 3,900,000    Schuylkill County, Pennsylvania, Industrial
                Development Authority, Gilbertown Power
                Project, (Mellon Bank, LOC),
                1.600% due 12/01/2002+                           A-1+            NR             3,900,000
 4,100,000    Union County, Pennsylvania, Hospital Authority
                Revenue, Variable Evangelical Community
                Hospital, (Asset Guarantee Insured) (Fleet
                LOC),
                1.900% due 02/01/2021+                            A-1            NR             4,100,000
 4,305,000    Washington County, Pennsylvania, Authority
                Lease Revenue, Higher Education Pooled
                Equipment Lease, (First Union National Bank,
                LOC),
                1.800% due 11/01/2005+                            NR           VMIG1            4,305,000
                                                                                             ------------
                                                                                               32,474,184
                                                                                             ------------
     SOUTH CAROLINA -- 1.5%
              South Carolina State Public Service Authority
                Revenue:
 2,000,000      Refunding, Series A,
                5.000% due 01/01/2002                             AA-           Aa2             2,000,000
 2,625,000      Refunding, Series C,
                4.500% due 01/01/2002                             AA-           Aa2             2,625,000
                                                                                             ------------
                                                                                                4,625,000
                                                                                             ------------
     TENNESSEE -- 5.2%
 1,995,000    Clarksville, Tennessee, Public Building
                Authority Revenue,
                1.550% due 07/01/2013+                           A-1+          VMIG1            1,995,000
 2,000,000    Shelby County, Tennessee, GO, Refunding Series
                B,
                4.250% due 11/01/2002+                            AA+           Aa3             2,036,896

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     TENNESSEE (CONTINUED)
              Shelby County, Tennessee, Health Educational &
                Housing Facilities Board Revenue:
$5,000,000      (Bank of America, LOC),
                2.650% due 01/09/2002                            A-1+            NR          $  5,000,000
 6,135,000      Refunding, Multifamily Housing-Wyndridge,
                (Credit Suisse, LOC),
                1.650% due 11/01/2019+                           A-1+            NR             6,135,000
 1,000,000    Tennessee State, Series A,
                5.000% due 03/01/2002                             AA            AA2             1,003,671
                                                                                             ------------
                                                                                               16,170,567
                                                                                             ------------
     TEXAS -- 6.9%
 1,900,000    Carroll, Texas, Independent School District,
                School Building, (PSFG Insured) (Westdeutsche
                LOC),
                1.650% due 08/15/2032+                           A-1+          VMIG1            1,900,000
 1,000,000    Dallas, Texas, Waterworks & Sewer Systems
                Revenue, Refunding & Improvement,
                7.500% due 04/01/2002                             AA+           Aa2             1,011,611
 1,685,000    Harris County, Texas, Pre-refunded, Toll Road,
                Series A, (FGIC Insured),
                6.500% due 08/15/2002                             AAA           Aaa             1,758,716
 1,245,000    Plano Texas Independent School District,
                5.250% due 02/15/2002                             AAA           Aaa             1,248,113
 2,000,000    San Antonio Texas, Refunding, GO,
                8.000% due 08/01/2002                             AA+           Aa2             2,060,151
 1,290,000    San Antonio, Texas, Electric & Gas, Unrefunded
                Balance, Series 2000,
                6.000% due 02/01/2002+                            AAA           Aa1             1,307,326
 2,270,000    San Antonio, Texas, Independent School
                District, Building, Series A, GO (PSFG
                Insured),
                4.000% due 08/15/2002                             AAA           Aaa             2,289,982
 4,900,000    San Antonio, Texas, Industrial Development
                Authority Revenue, (Rivercenter Association
                Project), (PNC Bank, LOC),
                1.900% due 12/01/2012+                            NR             A1             4,900,000
 2,000,000    Splendora, Texas, Higher Education Facilities,
                Corporation Revenue, Fort Bend Baptist,
                Series A, (Wells Fargo Bank N.A., LOC),
                1.750% due 12/01/2026+                            AA-            NR             2,000,000
 3,000,000    Texas State, Tax & Revenue Anticipation Notes,
                Series A,
                3.750% due 08/29/2002                            SP-1+          MIG1            3,024,054
                                                                                             ------------
                                                                                               21,499,953
                                                                                             ------------

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     UTAH -- 0.4%
$1,320,000    Salt Lake City Utah Revenue, Valley Mental
                Health Project, (Wells Fargo Bank N.A., LOC),
                1.750% due 12/01/2021+                            A-H            NR          $  1,320,000
                                                                                             ------------
     VIRGINIA -- 2.6%
 2,875,000    Arlington County, Virginia Revenue, Ballston
                Public Parking, (Citibank, N.A., LOC),
                1.550% due 08/01/2017+                           A-1+            NR             2,875,000
 4,000,000    Clarke County, Virginia, Industrial Development
                Authority, Hospital Facilities Revenue,
                Winchester Medical Center, Inc. (FSA
                Insured), (Chase Manhattan Bank, SPA),
                1.850% due 01/01/2030+                           A-1+            NR             4,000,000
 1,390,000    Virginia State Public School Authority, Series
                A,
                5.500% due 08/01/2002                             AA+           Aa1             1,412,326
                                                                                             ------------
                                                                                                8,287,326
                                                                                             ------------
     WASHINGTON -- 0.7%
 1,000,000    Chelan County, Washington, Public Utility
                District No. 001, Refunding Chelan Hydro,
                Series D,
                4.500% due 07/01/2002                             AA            Aa2             1,012,800
 1,060,000    Washington State, GO, Series S-4,
                4.600% due 01/01/2002                             AA+           Aa1             1,060,000
                                                                                             ------------
                                                                                                2,072,800
                                                                                             ------------
     WISCONSIN -- 4.0%
 1,325,000    Augusta, Wisconsin, Industrial Development
                Revenue, Refunding, Industrial Development
                Ball Corporation Project (Bank One LOC),
                1.700% due 11/01/2004+                            A+            Aa2             1,325,000
 7,900,000    Wisconsin State Health & Educational Facilities
                Authority Revenue, University of Wisconsin
                Medical Foundation, (Lasalle Bank N.A., LOC),
                1.670% due 05/01/2030+                           A-1+            NR             7,900,000

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                        RATING
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
     WISCONSIN (CONTINUED)
$1,700,000    Wisconsin State Health Facilities Authority
                Revenue, Franciscan Health Care, Series A-2
                (Toronto Dominion Bank, LOC),
                1.670% due 01/01/2016+                           A-1+          VMIG1         $  1,700,000
 1,630,000    Wisconsin State Transportation Revenue,
                Refunding Series A,
                5.000% due 07/01/2002                             AA-           Aa3             1,652,828
                                                                                             ------------
                                                                                               12,577,828
                                                                                             ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $305,866,544)                                                                         305,866,544
                                                                                             ------------
SHARES
----------
SHORT-TERM INVESTMENTS -- 0.3%
  (Cost $913,740)
   913,740    Dreyfus Tax-Exempt Cash Management                                                  913,740
                                                                                             ------------

TOTAL INVESTMENTS
  (Cost $306,780,284*)                                                     98.0%              306,780,284
OTHER ASSETS AND LIABILITIES (NET)                                          2.0                 6,322,606
                                                                          -----              ------------
NET ASSETS                                                                100.0%             $313,102,890
                                                                          =====              ============

------------
* Aggregate cost for Federal tax purposes is $306,780,284.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
ETM   -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
FNMA -- Federal National Mortgage Assurance
FSA   -- Financial Security Assurance
GO    -- General Obligation Bonds
LOC   -- Instruments supported by bank letter of credit
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
SPA   -- Stand by Purchase Agreement

                       See Notes to Financial Statements.

Munder U.S. Treasury Money Market Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 68.9%
     U.S. TREASURY BILLS -- 68.9%
$25,000,000
                 1.770% due 02/28/2002+                                          $ 24,927,500
 35,000,000
                 1.630% due 03/07/2002+                                            34,895,729
                                                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $59,823,229)                                                               59,823,229
                                                                                 ------------
REPURCHASE AGREEMENTS -- 78.3%
  6,000,000
               Agreement with Goldman Sachs,
                 1.500% dated 12/31/2001, to be repurchased at $6,000,500
                 on 01/02/2002, collateralized by $5,030,000 U.S. Treasury
                 Bond,
                 12.375% maturing 05/15/2004
                 (value $6,104,005)                                                 6,000,000
  6,000,000
               Agreement with J.P. Morgan,
                 1.600% dated 12/31/2001, to be repurchased at $6,000,533
                 on 01/02/2002, collateralized by $5,455,000 U.S. Treasury
                 Bond,
                 10.750% maturing 05/15/2003
                 (value $6,075,017)                                                 6,000,000
 28,069,071
               Agreement with Lehman Brothers,
                 1.670% dated 12/31/2001, to be repurchased at $28,071,676
                 on 01/02/2002, collateralized by $75,325,000 U.S. Treasury
                 Bond,
                 8.750% maturing 05/15/2017
                 (value $28,631,300)                                               28,069,071
 28,000,000
               Agreement with State Street Bank and Trust Company,
                 1.550% dated 12/31/2001, to be repurchased at $28,002,411
                 on 01/02/2002, collateralized by $28,805,000 U.S. Treasury
                 Bill,
                 1.750%+, maturing 06/20/2002
                 (value $28,560,158)                                               28,000,000
                                                                                 ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $68,069,071)                                                               68,069,071
                                                                                 ------------

TOTAL INVESTMENTS
  (Cost $127,892,300*)                                                147.2%      127,892,300
OTHER ASSETS AND LIABILITIES (NET)                                    (47.2)      (41,020,635)
                                                                      -----      ------------
NET ASSETS                                                            100.0%     $ 86,871,665
                                                                      =====      ============

------------
* Aggregate cost for Federal tax purposes is $127,892,300.
+ Rate represents annualized yield at date of purchase.

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                          EQUITY FUNDS
                                                          ---------------------------------------------------------
                                                                                        MUNDER         MUNDER
                                                          MUNDER         MUNDER         DIGITAL        FUTURE
                                                          BALANCED       BIO(TECH)(2)   ECONOMY        TECHNOLOGY
                                                          FUND           FUND           FUND           FUND
                                                          ---------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities of unaffiliated issuers..................  $124,971,698   $ 17,305,417   $ 11,442,894   $633,869,597
    Securities of affiliated issuers....................       --             --             --           8,798,840
    Repurchase agreements...............................     5,004,000        858,000        --          27,797,000
                                                          ------------   ------------   ------------   ------------
Total Investments.......................................   129,975,698     18,163,417     11,442,894    670,465,437
Cash....................................................           701            583        --                 747
Interest receivable.....................................       566,761             37        --             128,002
Dividends receivable....................................        62,626        --               9,931         18,400
Receivable from Investment Advisor......................       --              16,663        --             --
Receivable for investment securities sold...............       --             125,013        229,399      4,099,750
Receivable for Fund shares sold.........................       938,426         47,731          7,818      1,415,225
Prepaid expenses and other assets.......................        27,501         27,932         26,985         42,358
                                                          ------------   ------------   ------------   ------------
      Total Assets......................................   131,571,713     18,381,376     11,717,027    676,169,919
                                                          ------------   ------------   ------------   ------------
LIABILITIES:
Due to custodian........................................       --             --              46,869        --
Payable for Fund shares redeemed........................       296,429         87,314        110,434      4,576,962
Payable for investment securities purchased.............       115,869        --             --           6,469,973
Payable upon return of securities loaned................    10,343,595        --             --          91,437,644
Variation margin........................................       --             --             --             --
Investment advisory fee payable.........................        65,599         18,021          7,764        534,298
Administration fee payable..............................         6,493          1,021            591         32,922
Shareholder servicing fees payable......................           624              2              1         10,735
Distribution fees payable...............................        67,062         10,012          7,963        348,633
Transfer agent fee payable..............................        98,115         28,598         20,620      1,532,280
Custodian fees payable..................................        13,189          6,374         12,266          3,216
Trustees'/Directors' fees and expenses..................         3,192            245            268         15,081
Accrued expenses and other payables.....................        50,709          7,957          5,773        227,501
                                                          ------------   ------------   ------------   ------------
      Total Liabilities.................................    11,060,876        159,544        212,549    105,189,245
                                                          ------------   ------------   ------------   ------------
NET ASSETS..............................................  $120,510,837   $ 18,221,832   $ 11,504,478   $570,980,674
                                                          ============   ============   ============   ============
Investments, at cost....................................  $128,605,368   $ 18,633,535   $ 12,949,224   $892,380,947
                                                          ============   ============   ============   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------
                      MUNDER           MUNDER           MUNDER
    MUNDER            INTERNATIONAL    INTERNATIONAL    LARGE-CAP
    INDEX 500         EQUITY           NETNET           VALUE
    FUND              FUND             FUND             FUND
--------------------------------------------------------------------
    $1,035,550,035    $141,312,251     $ 90,048,411     $173,872,130
          --               --               --               --
        12,600,000       2,341,000          --             3,865,000
    --------------    ------------     ------------     ------------
     1,048,150,035     143,653,251       90,048,411      177,737,130
               179          23,400          --                   847
               543             138          --                   166
         1,053,347         214,802           53,722          186,006
          --               --               --               --
           184,447           1,870        1,593,250          --
         2,175,971         121,441           55,820          192,337
            56,700          27,236           15,627           27,661
    --------------    ------------     ------------     ------------
     1,051,621,222     144,042,138       91,766,830      178,144,147
    --------------    ------------     ------------     ------------
          --               --                   922          --
         6,635,001       1,543,757          891,141          176,634
           594,348         --                 2,459          --
          --            25,337,488        3,726,380        4,482,520
           146,450         --               --               --
           100,806          76,092          111,498          109,464
            56,621          10,138            4,715           14,856
            51,842          14,358            1,249           14,883
           193,419           4,749           57,075           15,518
           706,802          27,622          380,015           43,823
            58,423          24,528           61,056            6,735
            19,836           3,146            8,205            3,913
           339,235          61,747           35,981           85,855
    --------------    ------------     ------------     ------------
         8,902,783      27,103,625        5,280,696        4,954,201
    --------------    ------------     ------------     ------------
    $1,042,718,439    $116,938,513     $ 86,486,134     $173,189,946
    ==============    ============     ============     ============
    $  826,120,792    $136,126,697     $127,348,993     $157,108,702
    ==============    ============     ============     ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                       EQUITY FUNDS
                                                       -----------------------------------------------------------
                                                                                                       MUNDER
                                                       MUNDER          MUNDER                          REAL ESTATE
                                                       MICRO-CAP       MULTI-SEASON    MUNDER          EQUITY
                                                       EQUITY          GROWTH          POWER PLUS      INVESTMENT
                                                       FUND            FUND            FUND            FUND
                                                       -----------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities of unaffiliated issuers...............  $144,701,514    $389,378,406    $133,350,200    $54,426,624
    Securities of affiliated issuers.................       --              --            1,786,153        --
    Repurchase agreements............................     6,607,000       4,087,000         --           1,574,000
                                                       ------------    ------------    ------------    -----------
Total Investments....................................   151,308,514     393,465,406     135,136,353     56,000,624
Cash.................................................           890             247         --                 681
Interest receivable..................................           284             176         --                  68
Dividends receivable.................................        17,250         438,159          49,089        350,212
Receivable from Investment Advisor...................       --              --              --             --
Receivable for investment securities sold............       575,048       4,624,822         665,354        --
Receivable for Fund shares sold......................     1,784,809         590,156         466,869          3,870
Unrealized appreciation on forward foreign exchange
  contracts..........................................       --              --              --             --
Prepaid expenses and other assets....................        26,241          28,918          45,254         24,386
                                                       ------------    ------------    ------------    -----------
      Total Assets...................................   153,713,036     399,147,884     136,362,919     56,379,841
                                                       ------------    ------------    ------------    -----------
LIABILITIES:
Due to custodian.....................................       --              --              208,283        --
Payable for Fund shares redeemed.....................     2,359,983         639,143         927,049        174,761
Payable for investment securities purchased..........       436,850         --              203,252        --
Payable upon return of securities loaned.............    20,599,327      17,667,377         --             --
Options written(a)...................................       --              --              --             --
Investment advisory fee payable......................       103,811         246,857          83,425         35,047
Administration fee payable...........................         8,211          20,382           1,824          2,994
Shareholder servicing fees payable...................         1,172          68,043               8            363
Distribution fees payable............................        57,222         --               80,950          4,176
Transfer agent fee payable...........................        84,772          91,849         181,603         25,878
Custodian fees payable...............................         9,470          10,243          16,192          4,953
Trustees'/Directors' fees and expenses...............         2,457           8,196           2,072          1,258
Accrued expenses and other payables..................        45,903         167,582          52,270         35,004
                                                       ------------    ------------    ------------    -----------
      Total Liabilities..............................    23,709,178      18,919,672       1,756,928        284,434
                                                       ------------    ------------    ------------    -----------
NET ASSETS...........................................  $130,003,858    $380,228,212    $134,605,991    $56,095,407
                                                       ============    ============    ============    ===========
Investments, at cost.................................  $138,184,223    $336,764,564    $162,860,430    $51,750,509
                                                       ============    ============    ============    ===========

------------
(a) Munder Small-Cap Value Fund received premiums of $223,805.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                  MUNDER          MUNDER                        MUNDER
    MUNDER        SMALL           FRAMLINGTON    MUNDER         FRAMLINGTON
    SMALL-CAP     COMPANY         EMERGING       FRAMLINGTON    INTERNATIONAL
    VALUE         GROWTH          MARKETS        HEALTHCARE     GROWTH
    FUND          FUND            FUND           FUND           FUND
-----------------------------------------------------------------------------
    $93,382,154   $105,105,327    $33,262,016    $441,018,163    $45,787,233
        --             --             --              --             --
      4,992,000        --             --              653,000        --
    -----------   ------------    -----------    ------------    -----------
     98,374,154    105,105,327     33,262,016     441,671,163     45,787,233
            524        --             --            4,163,692        431,847
            215        --             --                   28        --
        209,985          6,369         54,283          49,069         92,621
        --             --             --               33,736         11,170
        --             288,371      1,535,797       1,746,142      2,256,788
        469,610         95,249         12,405         939,224         16,495
        --             --               2,311         --             --
         27,985         21,892         31,500          57,709         33,710
    -----------   ------------    -----------    ------------    -----------
     99,082,473    105,517,208     34,898,312     448,660,763     48,629,864
    -----------   ------------    -----------    ------------    -----------
        --             767,847      3,434,056         --             --
        808,957        118,983        618,557       3,410,966        405,623
        257,910        --             857,854       4,260,575        967,695
     10,207,971     19,465,981        --              --             --
        214,725        --             --              --             --
         52,645         53,872         30,576         338,023         41,313
          4,494          4,443          1,730          23,188          2,391
          1,172          3,710          3,501             165            491
         24,410          8,057          2,272         270,572          1,197
         29,960         34,452         12,526         426,624         15,151
          5,953          9,994         18,227          31,622         27,637
          1,300          2,074            896           9,286          1,150
         30,412         36,961         16,935         165,120         26,159
    -----------   ------------    -----------    ------------    -----------
     11,639,909     20,506,374      4,997,130       8,936,141      1,488,807
    -----------   ------------    -----------    ------------    -----------
    $87,442,564   $ 85,010,834    $29,901,182    $439,724,622    $47,141,057
    ===========   ============    ===========    ============    ===========
    $86,539,238   $103,789,336    $33,168,623    $529,910,172    $47,581,216
    ===========   ============    ===========    ============    ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                 INCOME FUNDS
                                                 ------------------------------------------------------------------------
                                                                                                              MUNDER
                                                                MUNDER         MUNDER          MUNDER U.S.    MICHIGAN
                                                 MUNDER         INTERMEDIATE   INTERNATIONAL   GOVERNMENT     TAX-FREE
                                                 BOND           BOND           BOND            INCOME         BOND
                                                 FUND           FUND           FUND            FUND           FUND
                                                 ------------------------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities.................................  $154,570,438   $414,114,943    $32,003,414    $258,105,270   $48,867,246
    Repurchase agreements......................     1,343,000      8,098,000        --            3,101,000       --
                                                 ------------   ------------    -----------    ------------   -----------
Total Investments..............................   155,913,438    422,212,943     32,003,414     261,206,270    48,867,246
Cash...........................................            50            457        929,986             108       --
Interest receivable............................     2,124,236      4,557,577        608,945       1,515,578       473,517
Receivable for investment securities sold......     4,165,114        --             --              --            --
Receivable for Fund shares sold................       606,890        684,538          5,238          81,049       168,120
Prepaid expenses and other assets..............        30,717         28,622         20,777          33,670         3,139
                                                 ------------   ------------    -----------    ------------   -----------
      Total Assets.............................   162,840,445    427,484,137     33,568,360     262,836,675    49,512,022
                                                 ------------   ------------    -----------    ------------   -----------
LIABILITIES:
Payable for Fund shares redeemed...............       969,135      1,888,031         40,236       2,306,818       --
Payable for investment securities purchased....     3,615,998        --             --              --            498,244
Payable upon return of securities loaned.......     8,532,400     47,910,749        --           39,692,959       --
Investment advisory fee payable................        64,811        162,085         14,549          94,614        20,772
Administration fee payable.....................         7,449         20,447          1,843          12,082         2,609
Shareholder servicing fees payable.............         8,469         61,302              3          31,888         9,239
Distribution fees payable......................         8,149          4,309            495          20,550         1,403
Transfer agent fee payable.....................        69,521         53,893          6,771          84,920        14,743
Custodian fees payable.........................        13,346         14,347          7,074           9,963         4,324
Trustees'/Directors' fees and expenses.........         3,753          8,431            725           4,861         1,080
Dividends payable..............................       --             --             --              --            --
Accrued expenses and other payables............        75,463        141,268         15,867          97,642        28,710
                                                 ------------   ------------    -----------    ------------   -----------
      Total Liabilities........................    13,368,494     50,264,862         87,563      42,356,297       581,124
                                                 ------------   ------------    -----------    ------------   -----------
NET ASSETS.....................................  $149,471,951   $377,219,275    $33,480,797    $220,480,378   $48,930,898
                                                 ============   ============    ===========    ============   ===========
Investments, at cost...........................  $157,834,883   $419,640,936    $35,896,992    $256,093,362   $47,740,697
                                                 ============   ============    ===========    ============   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------    MONEY MARKET FUNDS
                    MUNDER             -----------------------------------------------
    MUNDER          TAX-FREE SHORT-    MUNDER            MUNDER          MUNDER
    TAX-FREE        INTERMEDIATE       CASH              TAX-FREE        U.S. TREASURY
    BOND            BOND               INVESTMENT        MONEY MARKET    MONEY MARKET
    FUND            FUND               FUND              FUND            FUND
--------------------------------------------------------------------------------------
    $120,095,399     $168,251,421      $1,013,829,372    $306,780,284    $ 59,823,229
         --              --               116,592,764         --           68,069,071
    ------------     ------------      --------------    ------------    ------------
     120,095,399      168,251,421       1,130,422,136     306,780,284     127,892,300
         --              --                  --               --              --
       1,743,184        2,498,762           3,987,310       1,753,014           3,024
         --              --                  --               110,165         --
          13,044          163,146          67,058,516       5,151,521         --
          27,746           22,104              13,214          15,178          16,447
    ------------     ------------      --------------    ------------    ------------
     121,879,373      170,935,433       1,201,481,176     313,810,162     127,911,771
    ------------     ------------      --------------    ------------    ------------
          15,738           14,286             325,195           5,000      40,818,197
       1,005,688        1,081,301            --               --              --
         --              --                  --               --              --
          53,473           72,086             342,103          96,724          37,815
           5,918            8,957              61,995          28,404           7,695
          25,281           34,118             101,270          24,352           7,572
           4,375            3,969              29,894          18,043          12,110
          22,091           27,028             271,550         122,646          31,807
           5,949            8,126              36,200          14,140           4,652
           4,578            4,044              29,176          11,451           2,335
         --              --                 1,535,887         202,387          74,174
          69,362           66,960             460,507         184,125          43,749
    ------------     ------------      --------------    ------------    ------------
       1,212,453        1,320,875           3,193,777         707,272      41,040,106
    ------------     ------------      --------------    ------------    ------------
    $120,666,920     $169,614,558      $1,198,287,399    $313,102,890    $ 86,871,665
    ============     ============      ==============    ============    ============
    $117,063,281     $163,411,789      $1,130,422,136    $306,780,284    $127,892,300
    ============     ============      ==============    ============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                    EQUITY FUNDS
                                                    -----------------------------------------------------------
                                                                                  MUNDER        MUNDER
                                                    MUNDER         MUNDER         DIGITAL       FUTURE
                                                    BALANCED       BIO(TECH)(2)   ECONOMY       TECHNOLOGY
                                                    FUND           FUND           FUND          FUND
                                                    -----------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed/(Accumulated) net investment
  income/(loss)...................................  $    (16,410)  $  (216,104)   $  (129,767)  $    (8,249,680)
Accumulated net realized gain/(loss) on
  investments sold................................    (9,377,863)   (1,705,042)    (3,665,487)   (1,239,125,716)
Net unrealized appreciation/(depreciation) of
  investments.....................................     1,370,330      (469,611)    (1,506,330)     (221,915,510)
Par value.........................................        12,114        26,739         17,867         1,234,363
Paid-in capital in excess of par value............   128,522,666    20,585,850     16,788,195     2,039,037,217
                                                    ------------   -----------    -----------   ---------------
                                                    $120,510,837   $18,221,832    $11,504,478   $   570,980,674
                                                    ============   ===========    ===========   ===============
NET ASSETS:
Class A Shares....................................  $ 23,141,474   $ 5,401,519    $ 2,925,674   $   197,041,844
                                                    ============   ===========    ===========   ===============
Class B Shares....................................  $ 50,177,696   $ 7,601,272    $ 4,842,135   $   232,557,208
                                                    ============   ===========    ===========   ===============
Class C Shares....................................  $ 21,903,048   $   --         $   --        $     --
                                                    ============   ===========    ===========   ===============
Class II Shares...................................  $    --        $ 3,569,348    $ 3,222,652   $   131,940,663
                                                    ============   ===========    ===========   ===============
Class K Shares....................................  $ 14,580,908   $     5,504    $     4,464   $     2,743,932
                                                    ============   ===========    ===========   ===============
Class Y Shares....................................  $ 10,707,711   $ 1,644,189    $   509,553   $     6,697,027
                                                    ============   ===========    ===========   ===============
SHARES OUTSTANDING:
Class A Shares....................................     2,312,800       788,741        451,128        41,205,961
                                                    ============   ===========    ===========   ===============
Class B Shares....................................     5,059,640     1,120,761        755,222        49,410,940
                                                    ============   ===========    ===========   ===============
Class C Shares....................................     2,199,383       --             --              --
                                                    ============   ===========    ===========   ===============
Class II Shares...................................       --            524,950        501,382        31,006,005
                                                    ============   ===========    ===========   ===============
Class K Shares....................................     1,465,997           801            687           528,525
                                                    ============   ===========    ===========   ===============
Class Y Shares....................................     1,075,860       238,606         78,251         1,284,825
                                                    ============   ===========    ===========   ===============
CLASS A SHARES:
Net asset value and redemption price per share....        $10.01         $6.85          $6.49             $4.78
                                                    ============   ===========    ===========   ===============
Maximum sales charge..............................          5.50%         5.50%          5.50%             5.50%
Maximum offering price per share..................        $10.59         $7.25          $6.87             $5.06
                                                    ============   ===========    ===========   ===============
CLASS B SHARES:
Net asset value and offering price per share*.....         $9.92         $6.78          $6.41             $4.71
                                                    ============   ===========    ===========   ===============
CLASS C SHARES:
Net asset value and offering price per share*.....         $9.96           N/A            N/A               N/A
                                                    ============   ===========    ===========   ===============
CLASS II SHARES:
Net asset value and offering price per share*.....           N/A         $6.80          $6.43             $4.26
                                                    ============   ===========    ===========   ===============
Maximum Sales Charge..............................            --          1.00%          1.00%             1.00%
Maximum offering price per share..................           N/A         $6.87          $6.49             $4.30
                                                    ============   ===========    ===========   ===============
CLASS K SHARES:
Net asset value, offering price and redemption
  price per share.................................         $9.95         $6.87          $6.50             $5.19
                                                    ============   ===========    ===========   ===============
CLASS Y SHARES:
Net asset value, offering price and redemption
  price per share.................................         $9.95         $6.89          $6.51             $5.21
                                                    ============   ===========    ===========   ===============

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------
                     MUNDER          MUNDER          MUNDER
    MUNDER           INTERNATIONAL   INTERNATIONAL   LARGE-CAP
    INDEX 500        EQUITY          NETNET          VALUE
    FUND             FUND            FUND            FUND
-----------------------------------------------------------------
    $      (15,500)  $    (62,143)   $  (2,700,481)  $     90,897
       (43,957,284)    (8,207,239)    (295,309,837)       612,619
       222,146,329      7,526,374      (37,299,299)    20,628,428
            43,526         10,574          340,418         14,012
       864,501,368    117,670,947      421,455,333    151,843,990
    --------------   ------------    -------------   ------------
    $1,042,718,439   $116,938,513    $  86,486,134   $173,189,946
    ==============   ============    =============   ============
    $  371,623,951   $  4,700,081    $  34,972,146   $  7,128,652
    ==============   ============    =============   ============
    $  342,176,751   $  1,788,581    $  35,737,351   $ 12,366,850
    ==============   ============    =============   ============
    $     --         $  2,158,996    $    --         $  4,275,437
    ==============   ============    =============   ============
    $     --         $    --         $  13,002,975   $    --
    ==============   ============    =============   ============
    $  242,938,160   $ 67,287,465    $   2,136,072   $ 67,458,208
    ==============   ============    =============   ============
    $   85,979,577   $ 41,003,390    $     637,590   $ 81,960,799
    ==============   ============    =============   ============
        15,514,297        425,858       13,680,734        576,448
    ==============   ============    =============   ============
        14,281,855        166,556       14,135,868      1,010,905
    ==============   ============    =============   ============
          --              199,164         --              349,600
    ==============   ============    =============   ============
          --              --             5,145,074        --
    ==============   ============    =============   ============
        10,146,827      6,098,347          832,966      5,451,883
    ==============   ============    =============   ============
         3,583,178      3,684,188          247,166      6,623,112
    ==============   ============    =============   ============
            $23.95         $11.04            $2.56         $12.37
    ==============   ============    =============   ============
              2.50%          5.50%            5.50%          5.50%
            $24.56         $11.68            $2.71         $13.09
    ==============   ============    =============   ============
            $23.96         $10.74            $2.53         $12.23
    ==============   ============    =============   ============
               N/A         $10.84              N/A         $12.23
    ==============   ============    =============   ============
               N/A            N/A            $2.53            N/A
    ==============   ============    =============   ============
                --             --             1.00             --
               N/A            N/A            $2.56            N/A
    ==============   ============    =============   ============
            $23.94         $11.03            $2.56         $12.37
    ==============   ============    =============   ============
            $24.00         $11.13            $2.58         $12.37
    ==============   ============    =============   ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                       EQUITY FUNDS
                                                       -----------------------------------------------------------
                                                                                                       MUNDER
                                                       MUNDER          MUNDER                          REAL ESTATE
                                                       MICRO-CAP       MULTI-SEASON    MUNDER          EQUITY
                                                       EQUITY          GROWTH          POWER PLUS      INVESTMENT
                                                       FUND            FUND            FUND            FUND
                                                       -----------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed/(Accumulated) net investment
  income/(loss)....................................    $   (771,187)   $   (176,384)   $ (1,238,824)   $    30,671
Accumulated net realized gain/(loss) on investments
  sold.............................................         127,577      (6,153,419)    (14,083,143)    (7,433,124)
Net unrealized appreciation/(depreciation) of
  investments......................................      13,124,291      56,700,842     (27,724,248)     4,250,115
Par value..........................................          51,077         266,563         159,540         42,939
Paid-in capital in excess of par value.............     117,472,100     329,590,610     177,492,666     59,204,806
                                                       ------------    ------------    ------------    -----------
                                                       $130,003,858    $380,228,212    $134,605,991    $56,095,407
                                                       ============    ============    ============    ===========
NET ASSETS:
Class A Shares.....................................    $ 47,352,566    $ 42,517,764    $ 45,152,418    $ 3,096,337
                                                       ============    ============    ============    ===========
Class B Shares.....................................    $ 41,342,502    $ 19,716,168    $ 62,735,686    $ 3,309,658
                                                       ============    ============    ============    ===========
Class C Shares.....................................    $ 19,395,240    $  6,072,742    $    --         $   919,011
                                                       ============    ============    ============    ===========
Class II Shares....................................    $    --         $    --         $ 24,757,246    $   --
                                                       ============    ============    ============    ===========
Class K Shares.....................................    $  5,836,400    $163,919,407    $     54,501    $ 1,617,504
                                                       ============    ============    ============    ===========
Class Y Shares.....................................    $ 16,077,150    $148,002,131    $  1,906,140    $47,152,897
                                                       ============    ============    ============    ===========
SHARES OUTSTANDING:
Class A Shares.....................................       1,829,857       2,994,914       5,327,399        237,111
                                                       ============    ============    ============    ===========
Class B Shares.....................................       1,659,713       1,507,306       7,456,201        254,030
                                                       ============    ============    ============    ===========
Class C Shares.....................................         778,336         460,739         --              70,123
                                                       ============    ============    ============    ===========
Class II Shares....................................         --              --            2,939,455        --
                                                       ============    ============    ============    ===========
Class K Shares.....................................         225,605      11,529,489           6,430        124,064
                                                       ============    ============    ============    ===========
Class Y Shares.....................................         614,161      10,163,812         224,468      3,608,545
                                                       ============    ============    ============    ===========
CLASS A SHARES:
Net asset value and redemption price per share.....          $25.88          $14.20           $8.48         $13.06
                                                       ============    ============    ============    ===========
Maximum sales charge...............................            5.50%           5.50%           5.50%          5.50%
Maximum offering price per share...................          $27.39          $15.03           $8.97         $13.82
                                                       ============    ============    ============    ===========
CLASS B SHARES:
Net asset value and offering price per share*......          $24.91          $13.08           $8.41         $13.03
                                                       ============    ============    ============    ===========
CLASS C SHARES:
Net asset value and offering price per share*......          $24.92          $13.18             N/A         $13.11
                                                       ============    ============    ============    ===========
CLASS II SHARES:
Net asset value and offering price per share*......             N/A             N/A           $8.42            N/A
                                                       ============    ============    ============    ===========
Maximum Sales Charge...............................              --              --            1.00%            --
Maximum offering price per share...................             N/A             N/A           $8.51            N/A
                                                       ============    ============    ============    ===========
CLASS K SHARES:
Net asset value, offering price and redemption
  price per share..................................          $25.87          $14.22           $8.48         $13.04
                                                       ============    ============    ============    ===========
CLASS Y SHARES:
Net asset value, offering price and redemption
  price per share..................................          $26.18          $14.56           $8.49         $13.07
                                                       ============    ============    ============    ===========

------------

* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   MUNDER          MUNDER                          MUNDER
    MUNDER         SMALL           FRAMLINGTON     MUNDER          FRAMLINGTON
    SMALL-CAP      COMPANY         EMERGING        FRAMLINGTON     INTERNATIONAL
    VALUE          GROWTH          MARKETS         HEALTHCARE      GROWTH
    FUND           FUND            FUND            FUND            FUND
--------------------------------------------------------------------------------
    $    95,675    $   (312,577)   $   (727,032)   $ (4,482,840)   $   (560,820)
        369,801     (43,704,061)    (27,706,712)    (13,163,822)    (13,164,972)
     11,843,996       1,315,991          91,011     (88,269,496)     (1,790,539)
         55,988           6,347          35,907         195,445          54,051
     75,077,104     127,705,134      58,208,008     545,445,335      62,603,337
    -----------    ------------    ------------    ------------    ------------
    $87,442,564    $ 85,010,834    $ 29,901,182    $439,724,622    $ 47,141,057
    ===========    ============    ============    ============    ============
    $ 9,165,055    $  9,108,136    $  2,409,418    $137,481,547    $  1,107,370
    ===========    ============    ============    ============    ============
    $22,342,294    $  5,619,767    $  1,396,806    $191,008,658    $    730,392
    ===========    ============    ============    ============    ============
    $ 6,866,184    $  2,300,384    $    353,033    $102,001,236    $    568,477
    ===========    ============    ============    ============    ============
    $   --         $    --         $    --         $    --         $    --
    ===========    ============    ============    ============    ============
    $ 6,450,549    $ 15,996,449    $ 17,850,589    $    804,338    $  2,343,000
    ===========    ============    ============    ============    ============
    $42,618,482    $ 51,986,098    $  7,891,336    $  8,428,843    $ 42,391,818
    ===========    ============    ============    ============    ============
        584,158         675,443         285,668       5,959,927         127,372
    ===========    ============    ============    ============    ============
      1,442,580         455,815         170,225       8,594,490          86,673
    ===========    ============    ============    ============    ============
        444,691         183,492          43,376       4,593,843          67,327
    ===========    ============    ============    ============    ============
        --              --              --              --              --
    ===========    ============    ============    ============    ============
        411,923       1,206,867       2,141,746          34,907         270,300
    ===========    ============    ============    ============    ============
      2,715,480       3,825,114         949,726         361,289       4,853,387
    ===========    ============    ============    ============    ============
         $15.69          $13.48           $8.43          $23.07           $8.69
    ===========    ============    ============    ============    ============
           5.50%           5.50%           5.50%           5.50%           5.50%
         $16.60          $14.26           $8.92          $24.41           $9.20
    ===========    ============    ============    ============    ============
         $15.49          $12.33           $8.21          $22.22           $8.43
    ===========    ============    ============    ============    ============
         $15.44          $12.54           $8.14          $22.20           $8.44
    ===========    ============    ============    ============    ============
            N/A             N/A             N/A             N/A             N/A
    ===========    ============    ============    ============    ============
             --              --              --              --              --
            N/A             N/A             N/A             N/A             N/A
    ===========    ============    ============    ============    ============
         $15.66          $13.25           $8.33          $23.04           $8.67
    ===========    ============    ============    ============    ============
         $15.69          $13.59           $8.31          $23.33           $8.73
    ===========    ============    ============    ============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                  INCOME FUNDS
                                                  ------------------------------------------------------------------------
                                                                                                               MUNDER
                                                                 MUNDER         MUNDER          MUNDER U.S.    MICHIGAN
                                                  MUNDER         INTERMEDIATE   INTERNATIONAL   GOVERNMENT     TAX-FREE
                                                  BOND           BOND           BOND            INCOME         BOND
                                                  FUND           FUND           FUND            FUND           FUND
                                                  ------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed/(Accumulated) net investment
  income/(loss).................................  $   (526,377)  $   (785,679)   $  (464,927)   $   (704,851)  $    55,310
Accumulated net realized gain/(loss) on
  investments sold..............................   (11,414,758)   (26,864,332)      (719,271)     (1,859,911)     (763,336)
Net unrealized appreciation/(depreciation) of
  investments...................................    (1,921,445)     2,572,007     (3,915,779)      5,112,908     1,126,549
Par value.......................................        15,756         40,028         38,166          21,312         4,936
Paid-in capital in excess of par value..........   163,318,775    402,257,251     38,542,608     217,910,920    48,507,439
                                                  ------------   ------------    -----------    ------------   -----------
                                                  $149,471,951   $377,219,275    $33,480,797    $220,480,378   $48,930,898
                                                  ============   ============    ===========    ============   ===========
NET ASSETS:
Class A Shares..................................  $  4,852,010   $  9,677,551    $ 1,356,433    $ 10,746,746   $ 2,105,376
                                                  ============   ============    ===========    ============   ===========
Class B Shares..................................  $  7,749,527   $  9,704,539    $   162,252    $ 14,816,706   $ 1,114,179
                                                  ============   ============    ===========    ============   ===========
Class C Shares..................................  $    980,948   $  1,335,702    $    30,133    $  2,630,423   $   113,611
                                                  ============   ============    ===========    ============   ===========
Class K Shares..................................  $ 46,283,727   $241,412,112    $     6,124    $160,393,858   $44,107,870
                                                  ============   ============    ===========    ============   ===========
Class Y Shares..................................  $ 89,605,739   $115,089,371    $31,925,855    $ 31,892,645   $ 1,489,862
                                                  ============   ============    ===========    ============   ===========
SHARES OUTSTANDING:
Class A Shares..................................       512,014      1,025,921        155,205       1,039,796       212,400
                                                  ============   ============    ===========    ============   ===========
Class B Shares..................................       817,586      1,030,825         18,830       1,431,840       112,180
                                                  ============   ============    ===========    ============   ===========
Class C Shares..................................       103,015        141,353          3,447         254,448        11,465
                                                  ============   ============    ===========    ============   ===========
Class K Shares..................................     4,879,414     25,620,726            698      15,502,583     4,449,389
                                                  ============   ============    ===========    ============   ===========
Class Y Shares..................................     9,443,738     12,209,303      3,638,450       3,083,135       150,152
                                                  ============   ============    ===========    ============   ===========
CLASS A SHARES:
Net asset value and redemption price per
  share.........................................         $9.48          $9.43          $8.74          $10.34         $9.91
                                                  ============   ============    ===========    ============   ===========
Maximum sales charge............................          4.00%          4.00%          4.00%           4.00%         4.00%
Maximum offering price per share................         $9.88          $9.82          $9.10          $10.77        $10.32
                                                  ============   ============    ===========    ============   ===========
CLASS B SHARES:
Net asset value and offering price per share*...         $9.48          $9.41          $8.62          $10.35         $9.93
                                                  ============   ============    ===========    ============   ===========
CLASS C SHARES:
Net asset value and offering price per share*...         $9.52          $9.45          $8.74          $10.34         $9.91
                                                  ============   ============    ===========    ============   ===========
CLASS K SHARES:
Net asset value, offering price and redemption
  price per share...............................         $9.49          $9.42          $8.77          $10.35         $9.91
                                                  ============   ============    ===========    ============   ===========
CLASS Y SHARES:
Net asset value, offering price and redemption
  price per share...............................         $9.49          $9.43          $8.77          $10.34         $9.92
                                                  ============   ============    ===========    ============   ===========

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------    MONEY MARKET FUNDS
                    MUNDER             -----------------------------------------------
    MUNDER          TAX-FREE SHORT-    MUNDER            MUNDER          MUNDER
    TAX-FREE        INTERMEDIATE       CASH              TAX-FREE        U.S. TREASURY
    BOND            BOND               INVESTMENT        MONEY MARKET    MONEY MARKET
    FUND            FUND               FUND              FUND            FUND
--------------------------------------------------------------------------------------
    $    136,488     $    177,172      $     --          $   --           $   --
         381,711          123,415              (8,125)       (11,738)          41,582
       3,032,118        4,839,632            --              --               --
          11,868           16,392           1,198,298        313,137           86,830
     117,104,735      164,457,947       1,197,097,226    312,801,491       86,743,253
    ------------     ------------      --------------    ------------     -----------
    $120,666,920     $169,614,558      $1,198,287,399    $313,102,890     $86,871,665
    ============     ============      ==============    ============     ===========
    $  5,432,705     $  7,743,862      $  123,165,366    $89,976,105      $56,988,053
    ============     ============      ==============    ============     ===========
    $  3,116,380     $  2,474,531      $     --          $   --           $   --
    ============     ============      ==============    ============     ===========
    $    743,523     $    535,925      $     --          $   --           $   --
    ============     ============      ==============    ============     ===========
    $111,172,883     $155,904,583      $  872,655,430    $211,027,669     $17,225,124
    ============     ============      ==============    ============     ===========
    $    201,429     $  2,955,657      $  202,466,603    $12,099,116      $12,658,488
    ============     ============      ==============    ============     ===========
         534,581          748,389         123,165,558     89,944,389       56,986,345
    ============     ============      ==============    ============     ===========
         307,177          239,536            --              --               --
    ============     ============      ==============    ============     ===========
          72,999           51,500            --              --               --
    ============     ============      ==============    ============     ===========
      10,933,468       15,066,761         872,663,284    211,085,671       17,208,481
    ============     ============      ==============    ============     ===========
          19,837          285,454         202,469,191     12,106,859       12,635,257
    ============     ============      ==============    ============     ===========
          $10.16           $10.35               $1.00          $1.00            $1.00
    ============     ============      ==============    ============     ===========
            4.00%            4.00%                N/A            N/A              N/A
          $10.58           $10.78               $1.00          $1.00            $1.00
    ============     ============      ==============    ============     ===========
          $10.15           $10.33                 N/A            N/A              N/A
    ============     ============      ==============    ============     ===========
          $10.19           $10.41                 N/A            N/A              N/A
    ============     ============      ==============    ============     ===========
          $10.17           $10.35               $1.00          $1.00            $1.00
    ============     ============      ==============    ============     ===========
          $10.15           $10.35               $1.00          $1.00            $1.00
    ============     ============      ==============    ============     ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Operations, Period Ended December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                -----------------------------------------------------------
                                                                                               MUNDER         MUNDER
                                                                MUNDER         MUNDER          DIGITAL        FUTURE
                                                                BALANCED       BIO(TECH)(2)    ECONOMY        TECHNOLOGY
                                                                FUND           FUND            FUND           FUND
                                                                -----------------------------------------------------------
INVESTMENT INCOME:
Interest....................................................    $ 1,390,903    $     8,205     $     2,013    $     469,837
Dividends(a)................................................        359,519        --               47,148          322,175
Securities lending..........................................         23,949        --              --               621,179
                                                                -----------    -----------     -----------    -------------
      Total Investment Income...............................      1,774,371          8,205          49,161        1,413,191
                                                                -----------    -----------     -----------    -------------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares............................................         26,527          5,811           4,086          252,774
  Class B Shares............................................        233,187         32,310          27,726        1,209,842
  Class C Shares............................................        111,116        --              --              --
  Class II Shares...........................................        --              15,813          19,355          692,029
Shareholder servicing fees:
  Class K Shares............................................         19,529              9               6            9,397
Investment advisory fee.....................................        377,575         98,358          49,580        2,981,707
Administration fee..........................................         57,020          7,755           6,463          293,165
Transfer agent fee..........................................        125,021         50,784          44,505        3,786,368
Custodian fees..............................................         38,911          9,074          10,171            6,308
Legal and audit fees........................................         12,266          1,382           1,342           70,200
Trustees'/Directors' fees and expenses......................          3,587            476             440           23,807
Registration and filing fees................................         24,253         18,660          12,675           50,187
Other.......................................................         42,675          4,423           2,579          287,087
                                                                -----------    -----------     -----------    -------------
      Total Expenses........................................      1,071,667        244,855         178,928        9,662,871
Fees waived and/or expenses reimbursed by investment advisor
  and/or distributor........................................        --             (33,406)        --              --
                                                                -----------    -----------     -----------    -------------
Net Expenses................................................      1,071,667        211,449         178,928        9,662,871
                                                                -----------    -----------     -----------    -------------
NET INVESTMENT INCOME/(LOSS)................................        702,704       (203,244)       (129,767)      (8,249,680)
                                                                -----------    -----------     -----------    -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................     (3,122,743)      (394,899)     (2,117,512)    (221,762,661)
  Foreign currency transactions.............................        --             --              --              --
  Futures contracts.........................................        --             --              --              --
  Options written...........................................        --             --              --             1,728,836
Net change in unrealized appreciation/(depreciation) of:
  Securities................................................         48,012     (1,119,906)       (609,299)      60,500,280
  Foreign currency and net assets translations..............        --               1,938         --              --
  Futures contracts.........................................        --             --              --              --
                                                                -----------    -----------     -----------    -------------
Net realized and unrealized gain/(loss) on investments......     (3,074,731)    (1,512,867)     (2,726,811)    (159,533,545)
                                                                -----------    -----------     -----------    -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(2,372,027)   $(1,716,111)    $(2,856,578)   $(167,783,225)
                                                                ===========    ===========     ===========    =============

------------
(a) Net of foreign withholding taxes of $609, $445, $80,175, $8,095 and $1,530 for Munder Balanced Fund, Munder Digital Economy Fund, Munder International Equity Fund, Munder International NetNet Fund and Munder Large-Cap Value Fund, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------
                    MUNDER           MUNDER           MUNDER
    MUNDER          INTERNATIONAL    INTERNATIONAL    LARGE-CAP
    INDEX 500       EQUITY           NETNET           VALUE
    FUND            FUND             FUND             FUND
-----------------------------------------------------------------
    $    587,305    $     10,714     $     142,335    $    36,227
       7,245,602         892,516            36,706      1,277,799
         --              109,104            10,030          8,084
    ------------    ------------     -------------    -----------
       7,832,907       1,012,334           189,071      1,322,110
    ------------    ------------     -------------    -----------
         478,812           8,410            51,764          7,952
       1,705,256           9,048           198,277         56,527
         --               11,642          --               18,506
         --              --                 76,385        --
         307,530          87,147             8,517         90,809
         596,700         460,976           652,080        644,376
         518,196          64,233            51,158         89,950
         750,714          11,568           897,223         56,906
          82,342          65,854            57,019         16,480
          93,667          23,195            15,573         24,202
          32,193           4,948               988          6,202
          25,859          18,236            33,284         18,462
          89,755          42,349            49,911         70,985
    ------------    ------------     -------------    -----------
       4,681,024         807,606         2,092,179      1,101,357
      (1,043,588)        --               --              --
    ------------    ------------     -------------    -----------
       3,637,436         807,606         2,092,179      1,101,357
    ------------    ------------     -------------    -----------
       4,195,471         204,728        (1,903,108)       220,753
    ------------    ------------     -------------    -----------
      (4,480,780)     (6,988,760)     (100,613,371)       613,638
         --                 (886)         (396,347)       --
      (6,066,848)        --               --              --
         --              --               --              --
     (62,937,899)     (5,505,279)       70,424,102     (4,550,012)
         --                  114             6,919        --
        (284,175)        --               --              --
    ------------    ------------     -------------    -----------
     (73,769,702)    (12,494,811)      (30,578,697)    (3,936,374)
    ------------    ------------     -------------    -----------
    $(69,574,231)   $(12,290,083)    $ (32,481,805)   $(3,715,621)
    ============    ============     =============    ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Operations, Period Ended December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                            EQUITY FUNDS
                                                            -------------------------------------------------------
                                                                                                        MUNDER
                                                            MUNDER        MUNDER                        REAL ESTATE
                                                            MICRO-CAP     MULTI-SEASON   MUNDER         EQUITY
                                                            EQUITY        GROWTH         POWER PLUS     INVESTMENT
                                                            FUND          FUND           FUND           FUND
                                                            -------------------------------------------------------
INVESTMENT INCOME:
Interest..................................................  $    27,349   $     61,730   $     11,783   $    23,282
Dividends(a)..............................................      145,739      2,003,878        419,728     1,996,940
Securities lending........................................       97,237         19,941             --            --
                                                            -----------   ------------   ------------   -----------
      Total Investment Income.............................      270,325      2,085,549        431,511     2,020,222
                                                            -----------   ------------   ------------   -----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares..........................................       41,402         53,904         61,043         3,972
  Class B Shares..........................................      178,607        107,772        323,369        16,342
  Class C Shares..........................................       84,351         33,751             --         4,595
  Class II Shares.........................................           --             --        126,145            --
Shareholder servicing fees:
  Class K Shares..........................................        7,232        214,306             67         2,179
Investment advisory fee...................................      516,616      1,463,139        527,376       210,479
Administration fee........................................       51,548        191,434         54,120        27,879
Transfer agent fee........................................       73,285         24,329        396,107         4,144
Custodian fees............................................       29,720         29,474         41,630           433
Legal and audit fees......................................       11,978         40,167         21,346         5,797
Trustees'/Directors' fees and expenses....................        3,800         13,951          5,154         2,027
Registration and filing fees..............................       22,001         22,512         39,204         7,902
Amortization of organization costs........................           --             --             --            --
Other.....................................................       20,972         67,194         74,774           131
                                                            -----------   ------------   ------------   -----------
      Total Expenses......................................    1,041,512      2,261,933      1,670,335       285,880
Fees waived and/or expenses reimbursed by investment
  advisor and/or distributor..............................           --             --             --            --
                                                            -----------   ------------   ------------   -----------
Net Expenses..............................................    1,041,512      2,261,933      1,670,335       285,880
                                                            -----------   ------------   ------------   -----------
NET INVESTMENT INCOME/(LOSS)..............................     (771,187)      (176,384)    (1,238,824)    1,734,342
                                                            -----------   ------------   ------------   -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions...................................    5,525,753     (6,150,445)   (12,902,894)    1,231,306
  Foreign currency transactions...........................           --             --           (725)           --
  Futures contracts.......................................           --             --             --            --
  Options written.........................................           --             --             --            --
Net change in unrealized appreciation/(depreciation) of:
  Securities..............................................   (1,658,201)   (17,118,571)    (9,675,690)   (1,944,848)
  Foreign currency and net assets translations............           --             --           (334)           --
  Options written.........................................           --             --             --            --
                                                            -----------   ------------   ------------   -----------
Net realized and unrealized gain/(loss) on investments....    3,867,552    (23,269,016)   (22,579,643)     (713,542)
                                                            -----------   ------------   ------------   -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..............................................  $ 3,096,365   $(23,445,400)  $(23,818,467)  $ 1,020,800
                                                            ===========   ============   ============   ===========

------------
(a) Net of foreign withholding taxes of $12,414, $18,647, $21,711, $1,157 and $24,239 for Munder Multi-Season Growth Fund, Munder Power Plus Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   MUNDER          MUNDER                         MUNDER
    MUNDER         SMALL           FRAMLINGTON    MUNDER          FRAMLINGTON
    SMALL-CAP      COMPANY         EMERGING       FRAMLINGTON     INTERNATIONAL
    VALUE          GROWTH          MARKETS        HEALTHCARE      GROWTH
    FUND           FUND            FUND           FUND            FUND
-------------------------------------------------------------------------------
    $    47,056    $     11,804    $    28,268    $     38,227     $    13,982
        781,659         140,247        238,394         126,684         202,962
         47,922          78,934        --              --              --
    -----------    ------------    -----------    ------------     -----------
        876,637         230,985        266,662         164,911         216,944
    -----------    ------------    -----------    ------------     -----------
         10,308          10,963          2,410         172,564           1,797
         89,625          26,985          6,955         931,300           4,307
         27,885          10,882          1,777         506,931           2,945
        --              --             --              --              --
          9,872          23,148         25,411           1,040           4,581
        300,195         323,057        205,828       1,945,566         254,985
         39,074          42,171         13,657         213,013          24,956
         49,877          21,514          4,637         599,766           3,829
         20,268          23,970          2,592          95,380          68,616
          7,874           9,430          2,643          62,918           8,689
          2,426           3,531          1,350          13,633           1,798
         20,182          21,535          1,521          29,457          20,971
        --              --                 649             562           2,978
         30,590          26,376          3,774         196,115          17,269
    -----------    ------------    -----------    ------------     -----------
        608,176         543,562        273,204       4,768,245         417,721
        --              --             --             (201,151)        (37,373)
    -----------    ------------    -----------    ------------     -----------
        608,176         543,562        273,204       4,567,094         380,348
    -----------    ------------    -----------    ------------     -----------
        268,461        (312,577)        (6,542)     (4,402,183)       (163,404)
    -----------    ------------    -----------    ------------     -----------
      2,964,292     (10,147,221)    (4,476,104)    (13,078,014)     (7,049,980)
        --              --            (148,116)        (84,367)       (188,918)
        --              --             --              --              --
         94,096         --             --                   --              --
     (1,645,785)     (1,213,212)     3,025,763     (34,626,937)        621,489
        --              --              (2,543)         (9,608)         11,301
          9,080         --             --              --              --
    -----------    ------------    -----------    ------------     -----------
      1,421,683     (11,360,433)    (1,601,000)    (47,798,926)     (6,606,108)
    -----------    ------------    -----------    ------------     -----------
    $ 1,690,144    $(11,673,010)   $(1,607,542)   $(52,201,109)    $(6,769,512)
    ===========    ============    ===========    ============     ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Operations, Period Ended December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                               INCOME FUNDS
                                               ---------------------------------------------------------------------------
                                                             MUNDER          MUNDER           MUNDER U.S.    MUNDER
                                               MUNDER        INTERMEDIATE    INTERNATIONAL    GOVERNMENT     MICHIGAN
                                               BOND          BOND            BOND             INCOME         TAX-FREE BOND
                                               FUND          FUND            FUND             FUND           FUND
                                               ---------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes
  of $8,696 for Munder International Bond
  Fund)....................................    $5,672,309    $11,609,252      $   684,561     $7,181,606      $1,199,656
Dividends..................................        --            374,220          --              --             --
Securities lending.........................        37,540         65,166              320         37,373         --
                                               ----------    -----------      -----------     ----------      ----------
      Total Investment Income..............     5,709,849     12,048,638          684,881      7,218,979       1,199,656
                                               ----------    -----------      -----------     ----------      ----------
EXPENSES:
Distribution and shareholder servicing
  fees:
  Class A Shares...........................         8,361         13,272            1,810         12,135           2,235
  Class B Shares...........................        37,680         45,595              775         69,649           4,554
  Class C Shares...........................         4,612          5,910              159         13,041             547
Shareholder servicing fees:
  Class K Shares...........................        61,724        317,525               74        213,903          58,162
Investment advisory fee....................       425,016        965,151           86,629        570,907         127,157
Administration fee.........................        83,207        189,494           17,017        112,158          24,951
Transfer agent fee.........................        51,831         20,971            2,035         72,892           3,921
Custodian fees.............................        22,760         34,458           14,317         17,457           6,377
Legal and audit fees.......................        15,606         50,254            3,698         24,724           2,543
Trustees'/Directors' fees and expenses.....         6,063         13,512            1,174          7,826           1,748
Registration and filing fees...............        13,540         20,057           16,523         14,983           1,664
Amortization of organization costs.........        --            --                 2,264         --             --
Other......................................        30,979         75,388            2,868         38,507             323
                                               ----------    -----------      -----------     ----------      ----------
      Total Expenses.......................       761,379      1,751,587          149,343      1,168,182         234,182
                                               ----------    -----------      -----------     ----------      ----------
NET INVESTMENT INCOME......................     4,948,470     10,297,051          535,538      6,050,797         965,474
                                               ----------    -----------      -----------     ----------      ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions....................       854,216      2,887,577         (236,570)       898,941          27,748
  Foreign currency transactions............        --            --                16,954         --             --
Net change in unrealized appreciation/
  (depreciation) of:
  Securities...............................      (932,079)       252,008          760,073      2,590,394        (296,207)
  Foreign currency and net assets
    translations...........................        --            --                10,773         --             --
                                               ----------    -----------      -----------     ----------      ----------
Net realized and unrealized gain/(loss) on
  investments..............................       (77,863)     3,139,585          551,230      3,489,335        (268,459)
                                               ----------    -----------      -----------     ----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...............................    $4,870,607    $13,436,636      $ 1,086,768     $9,540,132      $  697,015
                                               ==========    ===========      ===========     ==========      ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                       MONEY MARKET FUNDS
-----------------------------------    --------------------------------------------
    MUNDER        MUNDER               MUNDER         MUNDER          MUNDER
    TAX-FREE      TAX-FREE SHORT       CASH           TAX-FREE        U.S. TREASURY
    BOND          INTERMEDIATE BOND    INVESTMENT     MONEY MARKET    MONEY MARKET
    FUND          FUND                 FUND           FUND            FUND
-----------------------------------------------------------------------------------
    $3,032,031       $ 4,011,903       $19,376,008     $3,871,700      $1,640,250
        --              --                 --             --              --
        --              --                 --             --              --
    ----------       -----------       -----------     ----------      ----------
     3,032,031         4,011,903        19,376,008      3,871,700       1,640,250
    ----------       -----------       -----------     ----------      ----------
         4,332             7,557           148,135        110,957          50,451
        15,062            12,206           --             --              --
         4,044             1,830           --             --              --
       150,112           208,129           655,702        178,058          43,593
       316,995           446,225         2,066,724        591,905         205,648
        62,115            87,519           579,867        176,996          58,375
         7,054            11,960           183,008         60,830          22,803
        18,074            21,847            65,866         26,367          14,338
        12,832            20,455           121,848         36,383          10,263
         1,259             6,450            38,689          9,684           3,376
        16,489            21,672            27,951         14,066           8,139
        --              --                 --             --              --
            40            15,290           248,636         89,803           6,506
    ----------       -----------       -----------     ----------      ----------
       608,408           861,140         4,136,426      1,295,049         423,492
    ----------       -----------       -----------     ----------      ----------
     2,423,623         3,150,763        15,239,582      2,576,651       1,216,758
    ----------       -----------       -----------     ----------      ----------
       841,598           594,168            (8,125)       --              --
        --              --                 --             --              --
    (1,394,777)         (451,543)          --             --              --
        --              --                 --             --              --
    ----------       -----------       -----------     ----------      ----------
      (553,179)          142,625            (8,125)       --              --
    ----------       -----------       -----------     ----------      ----------
    $1,870,444       $ 3,293,388       $15,231,457     $2,576,651      $1,216,758
    ==========       ===========       ===========     ==========      ==========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Period Ended December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                        EQUITY FUNDS
                                                        ----------------------------------------------------------
                                                                                      MUNDER         MUNDER
                                                        MUNDER         MUNDER         DIGITAL        FUTURE
                                                        BALANCED       BIO(TECH)(2)   ECONOMY        TECHNOLOGY
                                                        FUND           FUND           FUND           FUND
                                                        ----------------------------------------------------------
Net Investment income/(loss)........................    $    702,704   $  (203,244)   $  (129,767)   $  (8,249,680)
Net realized gain/(loss) on investments sold........      (3,122,743)     (394,899)    (2,117,512)    (220,033,825)
Net change in unrealized appreciation/(depreciation)
  of investments....................................          48,012    (1,117,968)      (609,299)      60,500,280
                                                        ------------   -----------    -----------    -------------
Net decrease in net assets resulting from
  operations........................................      (2,372,027)   (1,716,111)    (2,856,578)    (167,783,225)
Dividends to shareholder from net investment income:
  Class A Shares....................................        (176,107)      --             --              --
  Class B Shares....................................        (212,965)      --             --              --
  Class C Shares....................................         (97,934)      --             --              --
  Class II Shares...................................         --            --             --              --
  Class K Shares....................................        (124,486)      --             --              --
  Class Y Shares....................................         (98,628)      --             --              --
Distributions to shareholders from net realized
  gains:
  Class A Shares....................................         --            --             --              --
  Class B Shares....................................         --            --             --              --
  Class C Shares....................................         --            --             --              --
  Class II Shares...................................         --            --             --              --
  Class K Shares....................................         --            --             --              --
  Class Y Shares....................................         --            --             --              --
Net increase/(decrease) in net assets from Fund
  share transactions:
  Class A Shares....................................       3,005,307       429,849       (453,836)     (15,214,315)
  Class B Shares....................................       4,019,462       569,524       (927,284)     (23,066,563)
  Class C Shares....................................      (1,798,703)      --             --              --
  Class II Shares...................................         --             97,633       (906,234)     (13,794,694)
  Class K Shares....................................      (2,609,145)      (12,533)       --            (5,500,581)
  Class Y Shares....................................         127,281        19,118         (3,934)        (490,680)
                                                        ------------   -----------    -----------    -------------
Net decrease in net assets..........................        (337,945)     (612,520)    (5,147,866)    (225,850,058)
NET ASSETS
Beginning of period.................................     120,848,782    18,834,352     16,652,344      796,830,732
                                                        ------------   -----------    -----------    -------------
End of period.......................................    $120,510,837   $18,221,832    $11,504,478    $ 570,980,674
                                                        ============   ===========    ===========    =============
Undistributed/(Accumulated) net investment
  income/(loss).....................................    $    (16,410)  $  (216,104)   $  (129,767)   $  (8,249,680)
                                                        ============   ===========    ===========    =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------
                      MUNDER           MUNDER           MUNDER
    MUNDER            INTERNATIONAL    INTERNATIONAL    LARGE-CAP
    INDEX 500         EQUITY           NETNET           VALUE
    FUND              FUND             FUND             FUND
--------------------------------------------------------------------
    $    4,195,471    $    204,728     $  (1,903,108)   $    220,753
       (10,547,628)     (6,989,646)     (101,009,718)        613,638
       (63,222,074)     (5,505,165)       70,431,021      (4,550,012)
    --------------    ------------     -------------    ------------
       (69,574,231)    (12,290,083)      (32,481,805)     (3,715,621)
        (1,741,242)         (9,820)         --                (1,815)
        (1,000,619)           (989)         --               --
          --                (1,208)         --               --
          --               --               --               --
        (1,012,975)       (144,136)         --               (20,800)
          (456,135)       (110,718)         --              (118,137)
          --               --               --              (203,589)
          --               --               --              (356,859)
          --               --               --              (116,053)
          --               --               --               --
          --               --               --            (2,365,351)
          --               --               --            (2,497,070)
       (20,791,115)     (3,350,472)      (10,058,039)        822,976
        (2,302,064)       (207,506)       (5,359,835)      2,097,827
          --            (1,074,147)         --               682,444
          --               --             (3,332,838)        --
        (7,875,895)     (6,223,313)       (4,727,399)     (8,819,931)
        (1,965,882)     (2,138,873)         (811,931)      6,283,969
    --------------    ------------     -------------    ------------
      (106,720,158)    (25,551,265)      (56,771,847)     (8,328,010)
     1,149,438,597     142,489,778       143,257,981     181,517,956
    --------------    ------------     -------------    ------------
    $1,042,718,439    $116,938,513     $  86,486,134    $173,189,946
    ==============    ============     =============    ============
    $      (15,500)   $    (62,143)    $  (2,700,481)   $     90,897
    ==============    ============     =============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Period Ended December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                       EQUITY FUNDS
                                                       -----------------------------------------------------------
                                                                                                       MUNDER
                                                       MUNDER          MUNDER                          REAL ESTATE
                                                       MICRO-CAP       MULTI-SEASON    MUNDER          EQUITY
                                                       EQUITY          GROWTH          POWER PLUS      INVESTMENT
                                                       FUND            FUND            FUND            FUND
                                                       -----------------------------------------------------------
Net Investment income/(loss).........................  $   (771,187)   $   (176,384)   $ (1,238,824)   $ 1,734,342
Net realized gain/(loss) on investments sold.........     5,525,753      (6,150,445)    (12,903,619)     1,231,306
Net change in unrealized appreciation/(depreciation)
  of investments.....................................    (1,658,201)    (17,118,571)     (9,676,024)    (1,944,848)
                                                       ------------    ------------    ------------    -----------
Net increase/(decrease) in net assets resulting from
  operations.........................................     3,096,365     (23,445,400)    (23,818,467)     1,020,800
Dividends to shareholder from net investment income:
  Class A Shares.....................................       --              --              --             (93,140)
  Class B Shares.....................................       --              --              --             (83,294)
  Class C Shares.....................................       --              --              --             (23,184)
  Class II Shares....................................       --              --              --             --
  Class K Shares.....................................       --              --              --             (51,036)
  Class Y Shares.....................................       --              --              --          (1,453,017)
Distributions to shareholders from net realized
  gains:
  Class A Shares.....................................       --           (1,615,605)       (341,944)       --
  Class B Shares.....................................       --             (871,968)       (459,468)       --
  Class C Shares.....................................       --             (279,464)        --             --
  Class II Shares....................................       --              --             (176,267)       --
  Class K Shares.....................................       --           (6,448,277)           (376)       --
  Class Y Shares.....................................       --           (5,500,553)        (13,015)       --
Net increase/(decrease) in net assets from Fund share
  transactions:
  Class A Shares.....................................    11,358,609      (1,324,445)     (5,045,430)       (19,420)
  Class B Shares.....................................       755,730      (3,453,186)        389,422       (221,184)
  Class C Shares.....................................       (63,865)       (893,567)        --              (1,164)
  Class II Shares....................................       --              --             (671,125)       --
  Class K Shares.....................................    (1,092,551)    (14,625,177)            947        (67,579)
  Class Y Shares.....................................     2,986,308       1,905,570         156,378     (1,770,427)
                                                       ------------    ------------    ------------    -----------
Net increase/(decrease) in net assets................    17,040,596     (56,552,072)    (29,979,345)    (2,762,645)
NET ASSETS
Beginning of period..................................   112,963,262     436,780,284     164,585,336     58,858,052
                                                       ------------    ------------    ------------    -----------
End of period........................................  $130,003,858    $380,228,212    $134,605,991    $56,095,407
                                                       ============    ============    ============    ===========
Undistributed/Accumulated net investment
  income/(loss)......................................  $   (771,187)   $   (176,384)   $ (1,238,824)   $    30,671
                                                       ============    ============    ============    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------
                  MUNDER         MUNDER                        MUNDER
    MUNDER        SMALL          FRAMLINGTON    MUNDER         FRAMLINGTON
    SMALL-CAP     COMPANY        EMERGING       FRAMLINGTON    INTERNATIONAL
    VALUE         GROWTH         MARKETS        HEALTHCARE     GROWTH
    FUND          FUND           FUND           FUND           FUND
----------------------------------------------------------------------------
    $   268,461   $   (312,577)  $     (6,542)  $ (4,402,183)  $   (163,404)
      3,058,388    (10,147,221)    (4,624,220)   (13,162,381)    (7,238,898)
     (1,636,705)    (1,213,212)     3,023,220    (34,636,545)       632,790
    -----------   ------------   ------------   ------------   ------------
      1,690,144    (11,673,010)    (1,607,542)   (52,201,109)    (6,769,512)
        (28,182)       --                (652)       --             --
         (7,018)       --             --             --             --
         (2,198)       --             --             --             --
        --             --             --             --             --
        (26,941)       --              (9,619)       --             --
       (184,808)       --             (24,936)       --             --
       (501,945)       --             --             --             (13,377)
     (1,164,328)       --             --             --             (10,737)
       (370,060)       --             --             --              (6,544)
        --             --             --             --             --
       (474,271)       --             --             --             (48,587)
     (2,424,282)       --             --             --            (527,427)
      1,670,553       (729,238)       642,623    (12,907,818)      (322,216)
      7,959,714       (337,862)      (132,155)   (11,057,047)      (167,383)
      2,276,317        (13,898)       (66,634)    (7,978,361)      (196,356)
        --             --             --             --             --
     (2,695,749)    (6,587,965)    (7,612,082)       (92,540)    (1,714,641)
       (609,584)    (3,799,132)    (3,590,191)      (349,615)    (1,579,077)
    -----------   ------------   ------------   ------------   ------------
      5,107,362    (23,141,105)   (12,401,188)   (84,586,490)   (11,355,857)
     82,335,202    108,151,939     42,302,370    524,311,112     58,496,914
    -----------   ------------   ------------   ------------   ------------
    $87,442,564   $ 85,010,834   $ 29,901,182   $439,724,622   $ 47,141,057
    ===========   ============   ============   ============   ============
    $    95,675   $   (312,577)  $   (727,032)  $ (4,482,840)  $   (560,820)
    ===========   ============   ============   ============   ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Period Ended December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                          INCOME FUNDS
                                          ----------------------------------------------------------------------------
                                                                                                           MUNDER
                                                          MUNDER          MUNDER           MUNDER U.S.     MICHIGAN
                                          MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT      TAX-FREE
                                          BOND            BOND            BOND             INCOME          BOND
                                          FUND            FUND            FUND             FUND            FUND
                                          ----------------------------------------------------------------------------
Net Investment income.................    $  4,948,470    $ 10,297,051     $   535,538     $  6,050,797    $   965,474
Net realized gain/(loss) on
  investments sold....................         854,216       2,887,577        (219,616)         898,941         27,748
Net change in unrealized appreciation/
  (depreciation) of investments.......        (932,079)        252,008         770,846        2,590,394       (296,207)
                                          ------------    ------------     -----------     ------------    -----------
Net increase in net assets resulting
  from operations.....................       4,870,607      13,436,636       1,086,768        9,540,132        697,015
Dividends to shareholder from net
  investment income:
  Class A Shares......................        (194,446)       (319,293)        (21,377)        (277,789)       (33,181)
  Class B Shares......................        (191,075)       (231,830)         (2,039)        (350,012)       (13,773)
  Class C Shares......................         (23,270)        (30,291)           (373)         (65,319)        (1,691)
  Class K Shares......................      (1,433,116)     (7,330,376)           (157)      (4,894,715)      (886,662)
  Class Y Shares......................      (3,177,501)     (3,360,291)       (656,050)        (930,395)       (30,818)
Distributions to shareholders from net
  realized gains:
  Class A Shares......................         --              --              --               --             --
  Class B Shares......................         --              --              --               --             --
  Class C Shares......................         --              --              --               --             --
  Class K Shares......................         --              --              --               --             --
  Class Y Shares......................         --              --              --               --             --
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares......................      (1,270,934)       (115,704)         10,865        2,518,550        173,354
  Class B Shares......................         941,136       2,133,533          31,497        4,274,443        463,544
  Class C Shares......................          52,776         430,569          (8,477)         299,004         11,855
  Class K Shares......................      (2,287,823)    (15,100,771)        (94,362)     (12,904,309)    (1,161,482)
  Class Y Shares......................     (21,598,790)      7,341,819         460,917        1,890,531         15,696
                                          ------------    ------------     -----------     ------------    -----------
Net increase/(decrease) in net
  assets..............................     (24,312,436)     (3,145,999)        807,212         (899,879)      (766,143)
NET ASSETS
Beginning of period...................     173,784,387     380,365,274      32,673,585      221,380,257     49,697,041
                                          ------------    ------------     -----------     ------------    -----------
End of period.........................    $149,471,951    $377,219,275     $33,480,797     $220,480,378    $48,930,898
                                          ============    ============     ===========     ============    ===========
Undistributed/(Accumulated) net
  investment income/(loss)............    $   (526,377)   $   (785,679)    $  (464,927)    $   (704,851)   $    55,310
                                          ============    ============     ===========     ============    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------    MONEY MARKET FUNDS
                    MUNDER             -----------------------------------------------
    MUNDER          TAX-FREE SHORT-    MUNDER            MUNDER          MUNDER
    TAX-FREE        INTERMEDIATE       CASH              TAX-FREE        U.S. TREASURY
    BOND            BOND               INVESTMENT        MONEY MARKET    MONEY MARKET
    FUND            FUND               FUND              FUND            FUND
--------------------------------------------------------------------------------------
    $  2,423,623     $   3,150,763     $   15,239,582    $  2,576,651    $  1,216,758
         841,598           594,168             (8,125)        --              --
      (1,394,777)         (451,543)          --               --              --
    ------------     -------------     --------------    ------------    ------------
       1,870,444         3,293,388         15,231,457       2,576,651       1,216,758
         (62,337)         (106,000)        (1,466,513)       (636,115)       (366,773)
         (46,005)          (33,932)          --               --              --
         (12,446)           (5,108)          --               --              --
      (2,243,742)       (2,883,487)       (11,223,397)     (1,838,403)       (634,456)
          (4,266)          (58,306)        (2,549,672)       (102,133)       (215,529)
         (25,337)          (35,210)          --               --              --
         (20,848)          (13,887)          --               --              --
          (5,656)           (2,334)          --               --              --
        (777,674)         (864,377)          --               --              --
          (1,377)          (16,171)          --               --              --
       2,922,478         1,890,134          5,928,793       8,561,989      40,640,765
         519,776           505,277           --               --              --
          79,142           237,621           --               --              --
      (9,797,515)      (14,455,474)        23,561,964     (35,060,868)    (32,750,932)
        (166,566)         (343,443)        (1,400,222)        220,471       1,741,441
    ------------     -------------     --------------    ------------    ------------
      (7,771,929)      (12,891,309)        28,082,410     (26,278,408)      9,631,274
     128,438,849       182,505,867      1,170,204,989     339,381,298      77,240,391
    ------------     -------------     --------------    ------------    ------------
    $120,666,920     $ 169,614,558     $1,198,287,399    $313,102,890    $ 86,871,665
    ============     =============     ==============    ============    ============
    $    136,488     $     177,172     $     --          $    --         $    --
    ============     =============     ==============    ============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Year Ended June 30, 2001

--------------------------------------------------------------------------------

                                                        EQUITY FUNDS
                                                        ------------------------------------------------------------
                                                                                      MUNDER         MUNDER
                                                        MUNDER         MUNDER         DIGITAL        FUTURE
                                                        BALANCED       BIO(TECH)(2)   ECONOMY        TECHNOLOGY
                                                        FUND           FUND(A)        FUND(B)        FUND
                                                        ------------------------------------------------------------
Net Investment income/(loss)..........................  $  1,310,015   $   (232,167)  $   (174,534)  $   (26,684,776)
Net realized gain/(loss) on investments sold..........    (4,289,163)    (1,323,003)    (1,547,975)     (945,975,394)
Net change in unrealized appreciation/(depreciation)
  of investments......................................      (270,927)       648,357       (897,031)     (534,662,191)
                                                        ------------   ------------   ------------   ---------------
Net increase/(decrease) in net assets resulting from
  operations..........................................    (3,250,075)      (906,813)    (2,619,540)   (1,507,322,361)
Dividends to shareholder from net investment income:
  Class A Shares......................................      (298,066)       --             --              --
  Class B Shares......................................      (310,979)       --             --              --
  Class C Shares......................................      (163,544)       --             --              --
  Class II Shares.....................................       --             --             --              --
  Class K Shares......................................      (345,835)       --             --              --
  Class Y Shares......................................      (162,015)       --             --              --
Distributions to shareholders from net realized gains:
  Class A Shares......................................    (1,417,450)       --             --              --
  Class B Shares......................................    (2,055,880)       --             --              --
  Class C Shares......................................    (1,110,296)       --             --              --
  Class II Shares.....................................       --             --             --              --
  Class K Shares......................................    (2,567,541)       --             --              --
  Class Y Shares......................................      (670,037)       --             --              --
Distributions to shareholders in excess of net
  realized gains:
  Class A Shares......................................      (297,567)       --             --              --
  Class B Shares......................................      (431,593)       --             --              --
  Class C Shares......................................      (233,086)       --             --              --
  Class II Shares.....................................       --             --             --              --
  Class K Shares......................................      (539,007)       --             --              --
  Class Y Shares......................................      (140,662)       --             --              --
Net increase/(decrease) in net assets from Fund share
  transactions:
  Class A Shares......................................    17,335,271      5,951,862      4,764,696       (30,188,107)
  Class B Shares......................................    41,626,189      8,216,006      8,008,288        51,664,187
  Class C Shares......................................    21,433,996        --             --              --
  Class II Shares.....................................       --           4,196,370      5,735,505         4,400,213
  Class K Shares......................................    (2,327,960)        15,010          5,010         9,700,996
  Class Y Shares......................................     6,694,434      1,361,917        758,385         4,080,395
                                                        ------------   ------------   ------------   ---------------
Net increase/(decrease) in net assets.................    70,768,297     18,834,352     16,652,344    (1,467,664,677)
NET ASSETS
Beginning of period...................................    50,080,485        --             --          2,264,495,409
                                                        ------------   ------------   ------------   ---------------
End of period.........................................  $120,848,782   $ 18,834,352   $ 16,652,344   $   796,830,732
                                                        ============   ============   ============   ===============
Undistributed/(Accumulated) net investment
  income/(loss).......................................  $      1,087   $    (12,860)  $    --        $     --
                                                        ============   ============   ============   ===============

------------
(a) The Munder Bio(Tech)(2) Fund commenced operations on November 1, 2000.
(b) The Munder Digital Economy Fund commenced operations on September 18, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------
                      MUNDER           MUNDER           MUNDER
    MUNDER            INTERNATIONAL    INTERNATIONAL    LARGE-CAP
    INDEX 500         EQUITY           NETNET           VALUE
    FUND              FUND             FUND             FUND
--------------------------------------------------------------------
    $    8,765,119    $  1,175,814     $  (6,698,003)   $  1,117,167
       (14,594,112)      5,066,816      (193,392,467)      6,488,236
      (225,507,996)    (59,894,146)      (75,082,430)     20,359,428
    --------------    ------------     -------------    ------------
      (231,336,989)    (53,651,516)     (275,172,900)     27,964,831
        (3,548,887)        (70,206)         --               (32,909)
        (1,615,087)         (9,634)         --                (5,002)
          --               (11,047)         --                (1,851)
          --               --               --               --
        (1,941,624)       (654,360)         --              (498,615)
        (1,619,348)       (524,437)         --              (601,190)
        (4,415,977)       (838,892)         --              (214,268)
        (3,579,536)       (331,651)         --              (161,890)
          --              (287,866)         --               (45,035)
          --               --               --               --
        (2,908,965)     (7,788,282)         --            (4,067,360)
        (2,059,168)     (5,178,340)         --            (2,868,122)
          (117,719)        --               --               --
           (95,422)        --               --               --
          --               --               --               --
          --               --               --               --
           (77,546)        --               --               --
           (54,893)        --               --               --
           946,730       1,694,052       (29,054,799)        974,619
        36,311,419         271,712        (2,067,652)      6,546,336
          --             1,000,667          --             2,595,419
          --               --             (7,660,777)        --
        (5,503,526)       (241,573)        7,525,513     (40,301,639)
      (159,549,349)     (7,308,125)        2,122,613      (1,612,268)
    --------------    ------------     -------------    ------------
      (381,165,887)    (73,929,498)     (304,308,002)    (12,328,944)
     1,530,604,484     216,419,276       447,565,983     193,846,900
    --------------    ------------     -------------    ------------
    $1,149,438,597    $142,489,778     $ 143,257,981    $181,517,956
    ==============    ============     =============    ============
    $     --          $    --          $    (797,373)   $     10,896
    ==============    ============     =============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Year Ended June 30, 2001
                         (Continued)

--------------------------------------------------------------------------------

                                                       EQUITY FUNDS
                                                       ----------------------------------------------------------
                                                                                                     MUNDER
                                                       MUNDER         MUNDER                         REAL ESTATE
                                                       MICRO-CAP      MULTI-SEASON    MUNDER         EQUITY
                                                       EQUITY         GROWTH          POWER PLUS     INVESTMENT
                                                       FUND           FUND            FUND(A)        FUND
                                                       ----------------------------------------------------------
Net Investment income/(loss).........................  $ (1,890,312)  $  (1,379,521)  $   (228,333)  $  2,195,897
Net realized gain/(loss) on investments sold.........    (4,886,717)     43,034,704        (52,185)       798,666
Net change in unrealized appreciation/(depreciation)
  of investments.....................................    (7,620,902)   (116,925,798)   (18,048,224)     5,200,969
                                                       ------------   -------------   ------------   ------------
Net increase/(decrease) in net assets resulting from
  operations.........................................   (14,397,931)    (75,270,615)   (18,328,742)     8,195,532
Dividends to shareholder from net investment income:
  Class A Shares.....................................       --             --              --            (101,137)
  Class B Shares.....................................       --             --              --             (91,725)
  Class C Shares.....................................       --             --              --             (21,490)
  Class II Shares....................................       --             --              --             --
  Class K Shares.....................................       --             --              --             (59,742)
  Class Y Shares.....................................       --             --              --          (1,921,803)
Distributions to shareholders from net realized
  gains:
  Class A Shares.....................................    (1,466,675)     (7,125,386)       --             --
  Class B Shares.....................................    (1,735,381)     (4,094,226)       --             --
  Class C Shares.....................................      (779,269)     (1,153,653)       --             --
  Class II Shares....................................       --             --              --             --
  Class K Shares.....................................      (254,501)    (28,538,641)       --             --
  Class Y Shares.....................................      (787,942)    (23,294,066)       --             --
Distributions to shareholders in excess of net
  realized gains:
  Class A Shares.....................................       --             --              --             --
  Class B Shares.....................................       --             --              --             --
  Class C Shares.....................................       --             --              --             --
  Class II Shares....................................       --             --              --             --
  Class K Shares.....................................       --             --              --             --
  Class Y Shares.....................................       --             --              --             --
Distributions to shareholders from capital:
  Class A Shares.....................................       (12,035)       --              --             (44,302)
  Class B Shares.....................................       (14,240)       --              --             (50,354)
  Class C Shares.....................................        (6,395)       --              --             (11,666)
  Class II Shares....................................       --             --              --             --
  Class K Shares.....................................        (2,088)       --              --             (25,483)
  Class Y Shares.....................................        (6,466)       --              --            (770,175)
Net increase/(decrease) in net assets from Fund share
  transactions:
  Class A Shares.....................................     2,978,451      (1,852,179)    65,767,175       (881,783)
  Class B Shares.....................................     1,593,523      (2,018,916)    81,654,814         18,463
  Class C Shares.....................................     1,691,995         169,994        --             199,681
  Class II Shares....................................       --             --           33,379,802        --
  Class K Shares.....................................     1,461,425     (21,765,683)        68,010        344,169
  Class Y Shares.....................................    (6,458,124)    (41,306,397)     2,044,277    (10,489,717)
                                                       ------------   -------------   ------------   ------------
Net increase/(decrease) in net assets................   (18,195,653)   (206,249,768)   164,585,336     (5,711,532)
NET ASSETS
Beginning of period..................................   131,158,915     643,030,052        --          64,569,584
                                                       ------------   -------------   ------------   ------------
End of period........................................  $112,963,262   $ 436,780,284   $164,585,336   $ 58,858,052
                                                       ============   =============   ============   ============
Undistributed/(Accumulated) net investment
  income/(loss)......................................  $    --        $    --         $    --        $    --
                                                       ============   =============   ============   ============

------------
(a) The Munder Power Plus Fund commenced operations on March 13, 2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                    MUNDER                           MUNDER
    MUNDER         MUNDER           FRAMLINGTON     MUNDER           FRAMLINGTON
    SMALL-CAP      SMALL COMPANY    EMERGING        FRAMLINGTON      INTERNATIONAL
    VALUE          GROWTH           MARKETS         HEALTHCARE       GROWTH
    FUND           FUND             FUND            FUND             FUND
----------------------------------------------------------------------------------
    $   583,926    $   (897,963)    $   (269,985)   $  (8,849,333)   $    (66,113)
      5,026,963     (27,932,760)     (18,072,171)      17,522,955      (5,269,533)
     13,747,104     (12,485,260)      (5,486,895)    (104,381,462)    (20,836,970)
    -----------    ------------     ------------    -------------    ------------
     19,357,993     (41,315,983)     (23,829,051)     (95,707,840)    (26,172,616)
        (42,140)        --                (9,761)        --               --
         (5,297)        --               --              --               --
         (2,136)        --               --              --               --
        --              --               --              --               --
        (80,828)        --              (120,955)        --               --
       (401,471)        --              (171,322)        --               --
        --             (371,744)         --            (3,958,780)       (226,525)
        --             (211,643)         --            (4,364,139)       (116,685)
        --              (83,309)         --            (2,712,504)        (72,127)
        --              --               --              --               --
        --           (1,033,702)         --               (13,063)       (219,882)
        --           (2,477,204)         --              (271,427)     (5,329,938)
        --             (355,187)         --            (1,399,171)        --
        --             (202,216)         --            (1,685,353)        --
        --              (79,599)         --            (1,012,646)        --
        --              --               --              --               --
        --             (987,661)         --                (5,439)        --
        --           (2,366,869)         --              (114,557)        --
        --              (89,224)         --              --               --
        --              (50,798)         --              --               --
        --              (19,996)         --              --               --
        --              --               --              --               --
        --             (248,105)         --              --               --
        --             (594,570)         --              --               --
      2,953,671      (1,177,023)      (1,139,982)     129,602,131         338,082
     10,279,057         647,399         (468,576)     163,770,822          33,291
      2,744,074         169,306         (128,791)      70,480,796         142,876
        --              --               --              --               --
     (8,969,870)    (17,120,796)        (300,714)         718,349       3,530,198
      1,525,847     (30,043,014)         (47,939)      (4,848,560)      5,364,819
    -----------    ------------     ------------    -------------    ------------
     27,358,900     (98,011,938)     (26,217,091)     248,478,619     (22,728,507)
     54,976,302     206,163,877       68,519,461      275,832,493      81,225,421
    -----------    ------------     ------------    -------------    ------------
    $82,335,202    $108,151,939     $ 42,302,370    $ 524,311,112    $ 58,496,914
    ===========    ============     ============    =============    ============
    $    76,361    $    --          $   (685,283)   $     (80,657)   $   (397,416)
    ===========    ============     ============    =============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Year Ended June 30, 2001
                         (Continued)

--------------------------------------------------------------------------------

                                          INCOME FUNDS
                                          ----------------------------------------------------------------------------
                                                                                                           MUNDER
                                                          MUNDER          MUNDER           MUNDER U.S.     MICHIGAN
                                          MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT      TAX-FREE
                                          BOND            BOND            BOND             INCOME          BOND
                                          FUND            FUND            FUND             FUND            FUND
                                          ----------------------------------------------------------------------------
Net Investment income.................    $ 10,983,867    $ 23,437,113     $ 1,016,091     $ 12,831,847    $ 1,956,751
Net realized gain/(loss) on
  investments sold....................        (595,166)        963,926        (647,810)        (110,686)       (65,086)
Net change in unrealized appreciation/
  (depreciation) of investments.......       5,464,828      11,896,274      (2,885,861)       9,241,431      2,659,709
                                          ------------    ------------     -----------     ------------    -----------
Net increase/(decrease) in net assets
  resulting from operations...........      15,853,529      36,297,313      (2,517,580)      21,962,592      4,551,374
Dividends to shareholder from net
  investment income:
  Class A Shares......................        (268,007)       (523,056)        --              (336,708)       (62,544)
  Class B Shares......................        (316,156)       (344,719)        --              (398,915)       (13,702)
  Class C Shares......................         (36,128)        (58,274)        --               (82,080)        (3,453)
  Class K Shares......................      (2,920,876)    (15,396,135)        --           (10,333,592)    (1,803,166)
  Class Y Shares......................      (7,833,702)     (7,307,702)        --            (1,967,095)       (47,177)
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares......................       3,447,108       2,026,165         988,823        4,032,429        795,132
  Class B Shares......................       3,255,672       1,736,536         (75,664)       5,025,457        146,553
  Class C Shares......................         594,248        (923,155)         12,176        1,040,354        (13,756)
  Class K Shares......................       7,423,151     (21,387,603)         54,928      (13,676,995)    (2,471,467)
  Class Y Shares......................      (7,194,952)    (25,332,976)       (398,719)      (4,159,090)        56,777
                                          ------------    ------------     -----------     ------------    -----------
Net increase/(decrease) in net
  assets..............................      12,003,887     (31,213,606)     (1,936,036)       1,106,357      1,134,571
NET ASSETS
Beginning of period...................     161,780,500     411,578,880      34,609,621      220,273,900     48,562,470
                                          ------------    ------------     -----------     ------------    -----------
End of period.........................    $173,784,387    $380,365,274     $32,673,585     $221,380,257    $49,697,041
                                          ============    ============     ===========     ============    ===========
Undistributed/(Accumulated) net
  investment income/(loss)............    $    210,430    $    663,710     $  (320,469)    $    299,916    $    55,961
                                          ============    ============     ===========     ============    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------    MONEY MARKET FUNDS
                    MUNDER             -----------------------------------------------
    MUNDER          TAX-FREE SHORT-    MUNDER            MUNDER          MUNDER
    TAX-FREE        INTERMEDIATE       CASH              TAX-FREE        U.S. TREASURY
    BOND            BOND               INVESTMENT        MONEY MARKET    MONEY MARKET
    FUND            FUND               FUND              FUND            FUND
--------------------------------------------------------------------------------------
    $  5,465,240     $   7,537,892     $   59,437,721    $ 11,450,365     $ 3,729,132
       1,646,983           465,129           --                98,706         --
       5,278,109         6,549,395           --               --              --
    ------------     -------------     --------------    ------------     -----------
      12,390,332        14,552,416         59,437,721      11,549,071       3,729,132
         (93,706)         (242,762)        (7,095,387)     (2,405,167)     (2,143,314)
         (62,279)          (57,279)          --               --              --
         (17,036)           (7,765)          --               --              --
      (5,251,226)       (7,054,095)       (42,212,421)     (8,390,846)       (883,811)
         (40,302)         (184,917)       (10,129,913)       (654,352)       (702,007)
         565,357           (68,115)        (5,455,584)        496,194      (4,283,440)
       1,607,218           547,501           --               --              --
         451,937            43,139           --               --              --
     (19,143,736)      (36,535,636)        37,518,162      16,300,461      36,536,198
      (2,068,696)       (3,728,833)         6,712,261      (4,667,990)     (3,348,834)
    ------------     -------------     --------------    ------------     -----------
     (11,662,137)      (32,736,346)        38,774,839      12,227,371      28,903,924
     140,100,986       215,242,213      1,131,430,150     327,153,927      48,336,467
    ------------     -------------     --------------    ------------     -----------
    $128,438,849     $ 182,505,867     $1,170,204,989    $339,381,298     $77,240,391
    ============     =============     ==============    ============     ===========
    $     81,661     $     113,242     $     --          $    --          $   --
    ============     =============     ==============    ============     ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                                                          EQUITY FUNDS
                                                          --------------------------------------------------------
                                                                                        MUNDER        MUNDER
                                                          MUNDER        MUNDER          DIGITAL       FUTURE
                                                          BALANCED      BIO(TECH)(2)    ECONOMY       TECHNOLOGY
                                                          FUND          FUND            FUND          FUND
                                                          --------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold....................................................  $ 7,209,519    $1,238,100     $   462,989   $ 28,773,769
Issued as reinvestment of dividends.....................      136,132       --              --             --
Redeemed................................................   (4,340,344)     (808,251)       (916,825)   (43,988,084)
                                                          -----------    ----------     -----------   ------------
Net increase/(decrease).................................  $ 3,005,307    $  429,849     $  (453,836)  $(15,214,315)
                                                          ===========    ==========     ===========   ============
CLASS B SHARES:
Sold....................................................  $11,553,931    $1,361,265     $   316,822   $ 15,058,364
Issued as reinvestment of dividends.....................      141,670       --              --             --
Redeemed................................................   (7,676,139)     (791,741)     (1,244,106)   (38,124,927)
                                                          -----------    ----------     -----------   ------------
Net increase/(decrease).................................  $ 4,019,462    $  569,524     $  (927,284)  $(23,066,563)
                                                          ===========    ==========     ===========   ============
CLASS C SHARES:
Sold....................................................  $ 3,940,596    $  --          $   --        $    --
Issued as reinvestment of dividends.....................       62,213       --              --             --
Redeemed................................................   (5,801,512)      --              --             --
                                                          -----------    ----------     -----------   ------------
Net increase/(decrease).................................  $(1,798,703)   $  --          $   --        $    --
                                                          ===========    ==========     ===========   ============
CLASS II SHARES:
Sold....................................................  $   --         $  644,634     $   259,239   $  9,795,378
Issued as reinvestment of dividends.....................      --            --              --             --
Redeemed................................................      --           (547,001)     (1,165,473)   (23,590,072)
                                                          -----------    ----------     -----------   ------------
Net increase/(decrease).................................  $   --         $   97,633     $  (906,234)  $(13,794,694)
                                                          ===========    ==========     ===========   ============
CLASS K SHARES:
Sold....................................................  $ 1,044,044    $    5,000     $   --        $  2,065,302
Issued as reinvestment of dividends.....................      --            --              --             --
Redeemed................................................   (3,653,189)      (17,533)        --          (7,565,883)
                                                          -----------    ----------     -----------   ------------
Net decrease............................................  $(2,609,145)   $  (12,533)    $   --        $ (5,500,581)
                                                          ===========    ==========     ===========   ============
CLASS Y SHARES:
Sold....................................................  $   505,201    $   47,936     $    57,392   $    477,096
Issued as reinvestment of dividends.....................       59,669       --              --             --
Redeemed................................................     (437,589)      (28,818)        (61,326)      (967,776)
                                                          -----------    ----------     -----------   ------------
Net increase/(decrease).................................  $   127,281    $   19,118     $    (3,934)  $   (490,680)
                                                          ===========    ==========     ===========   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------
                   MUNDER          MUNDER          MUNDER
    MUNDER         INTERNATIONAL   INTERNATIONAL   LARGE-CAP
    INDEX 500      EQUITY          NETNET          VALUE
    FUND           FUND            FUND            FUND
---------------------------------------------------------------
    $ 56,054,457   $ 32,308,008    $ 37,832,137    $  2,328,847
       1,282,648          7,543         --              164,938
     (78,128,220)   (35,666,023)    (47,890,176)     (1,670,809)
    ------------   ------------    ------------    ------------
    $(20,791,115)  $ (3,350,472)   $(10,058,039)   $    822,976
    ============   ============    ============    ============
    $ 31,609,389   $    236,308    $  1,018,149    $  4,486,022
         596,737            630         --              185,755
     (34,508,190)      (444,444)     (6,377,984)     (2,573,950)
    ------------   ------------    ------------    ------------
    $ (2,302,064)  $   (207,506)   $ (5,359,835)   $  2,097,827
    ============   ============    ============    ============
    $    --        $  2,487,360    $    --         $  1,527,671
         --                 417         --               80,030
         --          (3,561,924)        --             (925,257)
    ------------   ------------    ------------    ------------
    $    --        $ (1,074,147)   $    --         $    682,444
    ============   ============    ============    ============
    $    --        $    --         $    489,536    $    --
         --             --              --              --
         --             --           (3,822,374)        --
    ------------   ------------    ------------    ------------
    $    --        $    --         $ (3,332,838)   $    --
    ============   ============    ============    ============
    $ 13,765,232   $ 12,153,459    $  2,224,714    $  3,318,413
           2,154             75         --                1,188
     (21,643,281)   (18,376,847)     (6,952,113)    (12,139,532)
    ------------   ------------    ------------    ------------
    $ (7,875,895)  $ (6,223,313)   $ (4,727,399)   $ (8,819,931)
    ============   ============    ============    ============
    $  5,997,858   $  3,696,139    $     37,366    $  8,969,959
          33,178          3,734         --              397,961
      (7,996,918)    (5,838,746)       (849,297)     (3,083,951)
    ------------   ------------    ------------    ------------
    $ (1,965,882)  $ (2,138,873)   $   (811,931)   $  6,283,969
    ============   ============    ============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                       EQUITY FUNDS
                                                       --------------------------------------------------------
                                                                                                    MUNDER
                                                       MUNDER         MUNDER                        REAL ESTATE
                                                       MICRO-CAP      MULTI-SEASON   MUNDER         EQUITY
                                                       EQUITY         GROWTH         POWER PLUS     INVESTMENT
                                                       FUND           FUND           FUND           FUND
                                                       --------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold.................................................  $ 26,404,847   $  5,045,707   $  6,699,485   $   562,783
Issued as reinvestment of dividends..................       --             969,868        253,193        57,673
Redeemed.............................................   (15,046,238)    (7,340,020)   (11,998,108)     (639,876)
                                                       ------------   ------------   ------------   -----------
Net increase/(decrease)..............................  $ 11,358,609   $ (1,324,445)  $ (5,045,430)  $   (19,420)
                                                       ============   ============   ============   ===========
CLASS B SHARES:
Sold.................................................  $  4,465,159   $  2,239,552   $ 10,522,453   $   537,449
Issued as reinvestment of dividends..................       --             458,312        264,115        37,251
Redeemed.............................................    (3,709,429)    (6,151,050)   (10,397,146)     (795,884)
                                                       ------------   ------------   ------------   -----------
Net increase/(decrease)..............................  $    755,730   $ (3,453,186)  $    389,422   $  (221,184)
                                                       ============   ============   ============   ===========
CLASS C SHARES:
Sold.................................................  $  2,381,294   $    883,620   $    --        $   274,874
Issued as reinvestment of dividends..................       --             106,550        --             15,521
Redeemed.............................................    (2,445,159)    (1,883,737)       --           (291,559)
                                                       ------------   ------------   ------------   -----------
Net increase/(decrease)..............................  $    (63,865)  $   (893,567)  $    --        $    (1,164)
                                                       ============   ============   ============   ===========
CLASS II SHARES:
Sold.................................................  $    --        $    --        $  4,005,060   $   --
Issued as reinvestment of dividends..................       --             --             127,537       --
Redeemed.............................................       --             --          (4,803,722)      --
                                                       ------------   ------------   ------------   -----------
Net decrease.........................................  $    --        $    --        $   (671,125)  $   --
                                                       ============   ============   ============   ===========
CLASS K SHARES:
Sold.................................................  $     59,505   $ 14,005,708   $      5,000   $   175,291
Issued as reinvestment of dividends..................       --              48,414             31       --
Redeemed.............................................    (1,152,056)   (28,679,299)        (4,084)     (242,870)
                                                       ------------   ------------   ------------   -----------
Net increase/(decrease)..............................  $ (1,092,551)  $(14,625,177)  $        947   $   (67,579)
                                                       ============   ============   ============   ===========
CLASS Y SHARES:
Sold.................................................  $  4,382,487   $ 13,504,255   $    172,712   $ 3,130,000
Issued as reinvestment of dividends..................       --             558,197         12,855       342,884
Redeemed.............................................    (1,396,179)   (12,156,882)       (29,189)   (5,243,311)
                                                       ------------   ------------   ------------   -----------
Net increase/(decrease)..............................  $  2,986,308   $  1,905,570   $    156,378   $(1,770,427)
                                                       ============   ============   ============   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                   MUNDER                        MUNDER
    MUNDER         MUNDER          FRAMLINGTON    MUNDER         FRAMLINGTON
    SMALL-CAP      SMALL COMPANY   EMERGING       FRAMLINGTON    INTERNATIONAL
    VALUE          GROWTH          MARKETS        HEALTHCARE     GROWTH
    FUND           FUND            FUND           FUND           FUND
------------------------------------------------------------------------------
    $  4,963,569    $ 3,696,103    $ 12,073,078   $ 29,343,602    $ 7,860,093
         436,412        --                  513        --              12,082
      (3,729,428)    (4,425,341)    (11,430,968)   (42,251,420)    (8,194,391)
    ------------    -----------    ------------   ------------    -----------
    $  1,670,553    $  (729,238)   $    642,623   $(12,907,818)   $  (322,216)
    ============    ===========    ============   ============    ===========
    $ 11,391,445    $   526,052    $    351,789   $ 14,673,804    $    40,121
         631,556        --              --             --               7,924
      (4,063,287)      (863,914)       (483,944)   (25,730,851)      (215,428)
    ------------    -----------    ------------   ------------    -----------
    $  7,959,714    $  (337,862)   $   (132,155)  $(11,057,047)   $  (167,383)
    ============    ===========    ============   ============    ===========
    $  3,226,211    $   229,375    $    381,050   $  9,073,266    $   369,407
         198,530        --              --             --               5,388
      (1,148,424)      (243,273)       (447,684)   (17,051,627)      (571,151)
    ------------    -----------    ------------   ------------    -----------
    $  2,276,317    $   (13,898)   $    (66,634)  $ (7,978,361)   $  (196,356)
    ============    ===========    ============   ============    ===========
    $    --         $   --         $    --        $    --         $   --
         --             --              --             --             --
         --             --              --             --             --
    ------------    -----------    ------------   ------------    -----------
    $    --         $   --         $    --        $    --         $   --
    ============    ===========    ============   ============    ===========
    $    196,303    $   850,833    $    227,392   $     98,177    $   676,325
             498        --              --             --              10,759
      (2,892,550)    (7,438,798)     (7,839,474)      (190,717)    (2,401,725)
    ------------    -----------    ------------   ------------    -----------
    $ (2,695,749)   $(6,587,965)   $ (7,612,082)  $    (92,540)   $(1,714,641)
    ============    ===========    ============   ============    ===========
    $  3,975,052    $ 2,361,167    $  2,328,517   $    106,464    $ 3,876,494
         703,153        --                1,675        --              69,836
      (5,287,789)    (6,160,299)     (5,920,383)      (456,079)    (5,525,407)
    ------------    -----------    ------------   ------------    -----------
    $   (609,584)   $(3,799,132)   $ (3,590,191)  $   (349,615)   $(1,579,077)
    ============    ===========    ============   ============    ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                    INCOME FUNDS
                                                    -------------------------------------------------------------------
                                                                      MUNDER            MUNDER             MUNDER U.S.
                                                    MUNDER            INTERMEDIATE      INTERNATIONAL      GOVERNMENT
                                                    BOND              BOND              BOND               INCOME
                                                    FUND              FUND              FUND               FUND
                                                    -------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..............................................  $ 13,041,973      $ 31,290,519        $ 575,825        $ 10,386,621
Issued as reinvestment of dividends...............       131,016           220,954           18,876             209,043
Redeemed..........................................   (14,443,923)      (31,627,177)        (583,836)         (8,077,114)
                                                    ------------      ------------        ---------        ------------
Net increase/(decrease)...........................  $ (1,270,934)     $   (115,704)       $  10,865        $  2,518,550
                                                    ============      ============        =========        ============
CLASS B SHARES:
Sold..............................................  $  2,339,421      $  4,146,066        $ 235,478        $  7,209,560
Issued as reinvestment of dividends...............        71,589            89,085            1,222             140,888
Redeemed..........................................    (1,469,874)       (2,101,618)        (205,203)         (3,076,005)
                                                    ------------      ------------        ---------        ------------
Net increase......................................  $    941,136      $  2,133,533        $  31,497        $  4,274,443
                                                    ============      ============        =========        ============
CLASS C SHARES:
Sold..............................................  $    439,353      $    928,686        $     286        $  1,851,757
Issued as reinvestment of dividends...............         6,457            13,502               81              32,337
Redeemed..........................................      (393,034)         (511,619)          (8,844)         (1,585,090)
                                                    ------------      ------------        ---------        ------------
Net increase/(decrease)...........................  $     52,776      $    430,569        $  (8,477)       $    299,004
                                                    ============      ============        =========        ============
CLASS K SHARES:
Sold..............................................  $  6,913,683      $ 16,498,845        $ --             $ 10,289,236
Issued as reinvestment of dividends...............         2,475             8,656          --                    2,701
Redeemed..........................................    (9,203,981)      (31,608,272)         (94,362)        (23,196,246)
                                                    ------------      ------------        ---------        ------------
Net decrease......................................  $ (2,287,823)     $(15,100,771)       $ (94,362)       $(12,904,309)
                                                    ============      ============        =========        ============
CLASS Y SHARES:
Sold..............................................  $ 14,131,501      $ 18,132,006        $ 737,804        $  4,775,836
Issued as reinvestment of dividends...............         7,620            45,502              251               7,540
Redeemed..........................................   (35,737,911)      (10,835,689)        (277,138)         (2,892,845)
                                                    ------------      ------------        ---------        ------------
Net increase/(decrease)...........................  $(21,598,790)     $  7,341,819        $ 460,917        $  1,890,531
                                                    ============      ============        =========        ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------
    MUNDER                             MUNDER
    MICHIGAN         MUNDER            TAX-FREE SHORT-
    TAX-FREE         TAX-FREE          INTERMEDIATE
    BOND             BOND              BOND
    FUND             FUND              FUND
------------------------------------------------------
    $   825,625      $  6,775,822       $   3,012,929
         20,077            40,516              72,070
       (672,348)       (3,893,860)         (1,194,865)
    -----------      ------------       -------------
    $   173,354      $  2,922,478       $   1,890,134
    ===========      ============       =============
    $   459,066      $    763,170       $   2,018,322
          4,979            31,329              11,858
           (501)         (274,723)         (1,524,903)
    -----------      ------------       -------------
    $   463,544      $    519,776       $     505,277
    ===========      ============       =============
    $    12,666      $    593,942       $     414,874
            299             4,524               1,579
         (1,110)         (519,324)           (178,832)
    -----------      ------------       -------------
    $    11,855      $     79,142       $     237,621
    ===========      ============       =============
    $ 4,502,297      $  1,824,944       $   4,606,398
             20               376               2,944
     (5,663,799)      (11,622,835)        (19,064,816)
    -----------      ------------       -------------
    $(1,161,482)     $ (9,797,515)      $ (14,455,474)
    ===========      ============       =============
    $   --           $    --            $     106,777
         15,696               804              10,153
        --               (167,370)           (460,373)
    -----------      ------------       -------------
    $    15,696      $   (166,566)      $    (343,443)
    ===========      ============       =============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                             EQUITY FUNDS
                                                             ----------------------------------------------------
                                                                                           MUNDER      MUNDER
                                                             MUNDER        MUNDER          DIGITAL     FUTURE
                                                             BALANCED      BIO(TECH)(2)    ECONOMY     TECHNOLOGY
                                                             FUND          FUND            FUND        FUND
                                                             ----------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................    733,693        197,023       72,111     6,126,903
Issued as reinvestment of dividends.........................     14,408        --             --           --
Redeemed....................................................   (446,816)      (131,767)    (139,973)   (9,531,670)
                                                             ----------     ----------     --------    ----------
Net increase/(decrease).....................................    301,285         65,256      (67,862)   (3,404,767)
                                                             ==========     ==========     ========    ==========
CLASS B SHARES:
Sold........................................................  1,187,548        218,816       48,966     3,307,613
Issued as reinvestment of dividends.........................     15,128        --             --           --
Redeemed....................................................   (801,119)      (137,471)    (198,667)   (8,486,656)
                                                             ----------     ----------     --------    ----------
Net increase/(decrease).....................................    401,557         81,345     (149,701)   (5,179,043)
                                                             ==========     ==========     ========    ==========
CLASS C SHARES:
Sold........................................................    404,412        --             --           --
Issued as reinvestment of dividends.........................      6,622        --             --           --
Redeemed....................................................   (599,617)       --             --           --
                                                             ----------     ----------     --------    ----------
Net increase/(decrease).....................................   (188,583)       --             --           --
                                                             ==========     ==========     ========    ==========
CLASS II SHARES:
Sold........................................................     --            102,755       39,651     2,330,461
Issued as reinvestment of dividends.........................     --            --             --           --
Redeemed....................................................     --            (94,540)    (181,178)   (5,731,818)
                                                             ----------     ----------     --------    ----------
Net increase/(decrease).....................................     --              8,215     (141,527)   (3,401,357)
                                                             ==========     ==========     ========    ==========
CLASS K SHARES:
Sold........................................................    106,772            800        --          517,435
Issued as reinvestment of dividends.........................     --            --             --           --
Redeemed....................................................   (379,016)        (2,784)       --       (1,426,434)
                                                             ----------     ----------     --------    ----------
Net decrease................................................   (272,244)        (1,984)       --         (908,999)
                                                             ==========     ==========     ========    ==========
CLASS Y SHARES:
Sold........................................................     52,795          7,732        8,575       102,261
Issued as reinvestment of dividends.........................      6,349        --             --           --
Redeemed....................................................    (44,346)        (5,150)      (9,222)     (181,069)
                                                             ----------     ----------     --------    ----------
Net increase/(decrease).....................................     14,798          2,582         (647)      (78,808)
                                                             ==========     ==========     ========    ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------------------
                  MUNDER           MUNDER           MUNDER
    MUNDER        INTERNATIONAL    INTERNATIONAL    LARGE-CAP
    INDEX 500     EQUITY           NETNET           VALUE
    FUND          FUND             FUND             FUND
-------------------------------------------------------------
     2,374,376      2,989,487        15,068,980      188,246
        57,473            785           --            15,032
    (3,326,399)    (3,282,722)      (18,653,890)    (136,342)
    ----------     ----------       -----------     --------
      (894,550)      (292,450)       (3,584,910)      66,936
    ==========     ==========       ===========     ========
     1,347,144         22,123           403,258      368,828
        26,736             67           --            17,089
    (1,483,271)       (41,622)       (2,513,435)    (216,044)
    ----------     ----------       -----------     --------
      (109,391)       (19,432)       (2,110,177)     169,873
    ==========     ==========       ===========     ========
        --            221,255           --           126,551
        --                 44           --             7,362
        --           (313,633)          --           (75,989)
    ----------     ----------       -----------     --------
        --            (92,334)          --            57,924
    ==========     ==========       ===========     ========
        --            --                192,374        --
        --            --                --             --
        --            --             (1,504,019)       --
    ----------     ----------       -----------     --------
        --            --             (1,311,645)       --
    ==========     ==========       ===========     ========
       593,574      1,153,340         1,026,379      280,590
            96              8           --               108
      (925,430)    (1,698,399)       (2,677,460)    (999,924)
    ----------     ----------       -----------     --------
      (331,760)      (545,051)       (1,651,081)    (719,226)
    ==========     ==========       ===========     ========
       250,360        336,511            16,178      752,550
         1,484            386           --            36,162
      (334,355)      (530,619)         (323,355)    (253,867)
    ----------     ----------       -----------     --------
       (82,511)      (193,722)         (307,177)     534,845
    ==========     ==========       ===========     ========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ------------------------------------------------------
                                                                                                           MUNDER
                                                                MUNDER       MUNDER                        REAL ESTATE
                                                                MICRO-CAP    MULTI-SEASON    MUNDER        EQUITY
                                                                EQUITY       GROWTH          POWER PLUS    INVESTMENT
                                                                FUND         FUND            FUND          FUND
                                                                ------------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................    1,134,659        365,482        784,375        43,472
Issued as reinvestment of dividends.........................       --             78,659         36,378         4,490
Redeemed....................................................     (645,090)      (518,794)    (1,490,242)      (49,577)
                                                                ---------     ----------     ----------     ---------
Net increase/(decrease).....................................      489,569        (74,653)      (669,489)       (1,615)
                                                                =========     ==========     ==========     =========
CLASS B SHARES:
Sold........................................................      199,066        172,327      1,238,089        41,614
Issued as reinvestment of dividends.........................       --             40,280         38,167         2,903
Redeemed....................................................     (174,418)      (468,454)    (1,288,912)      (61,245)
                                                                ---------     ----------     ----------     ---------
Net increase/(decrease).....................................       24,648       (255,847)       (12,656)      (16,728)
                                                                =========     ==========     ==========     =========
CLASS C SHARES:
Sold........................................................      106,466         68,744         --            21,074
Issued as reinvestment of dividends.........................       --              9,289         --             1,203
Redeemed....................................................     (113,896)      (145,087)        --           (22,886)
                                                                ---------     ----------     ----------     ---------
Net increase/(decrease).....................................       (7,430)       (67,054)        --              (609)
                                                                =========     ==========     ==========     =========
CLASS II SHARES:
Sold........................................................       --            --             495,028        --
Issued as reinvestment of dividends.........................       --            --              --            --
Redeemed....................................................       --            --            (597,536)       --
                                                                ---------     ----------     ----------     ---------
Net decrease................................................       --            --            (102,508)       --
                                                                =========     ==========     ==========     =========
CLASS K SHARES:
Sold........................................................        2,536      1,061,391            596        13,330
Issued as reinvestment of dividends.........................       --              3,920              4        --
Redeemed....................................................      (53,454)    (2,036,572)          (487)      (18,981)
                                                                ---------     ----------     ----------     ---------
Net increase/(decrease).....................................      (50,918)      (971,261)           113        (5,651)
                                                                =========     ==========     ==========     =========
CLASS Y SHARES:
Sold........................................................      182,088      1,004,551         19,472       235,236
Issued as reinvestment of dividends.........................       --             44,161          1,844        26,663
Redeemed....................................................      (57,921)      (867,419)        (3,461)     (394,925)
                                                                ---------     ----------     ----------     ---------
Net increase/(decrease).....................................      124,167        181,293         17,855      (133,026)
                                                                =========     ==========     ==========     =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------------------------
                 MUNDER      MUNDER                        MUNDER
    MUNDER       SMALL       FRAMLINGTON    MUNDER         FRAMLINGTON
    SMALL-CAP    COMPANY     EMERGING       FRAMLINGTON    INTERNATIONAL
    VALUE        GROWTH      MARKETS        HEALTHCARE     GROWTH
    FUND         FUND        FUND           FUND           FUND
------------------------------------------------------------------------
     324,204      273,635     1,515,256      1,357,915         892,206
      30,623        --               80         --               1,510
    (249,796)    (341,072)   (1,425,119)    (2,015,295)       (917,896)
    --------     --------    ----------     ----------        --------
     105,031      (67,437)       90,217       (657,380)        (24,180)
    ========     ========    ==========     ==========        ========
     752,073       44,743        44,698        703,485           4,533
      44,888        --           --             --               1,019
    (281,821)     (74,626)      (62,775)    (1,261,245)        (24,742)
    --------     --------    ----------     ----------        --------
     515,140      (29,883)      (18,077)      (557,760)        (19,190)
    ========     ========    ==========     ==========        ========
     214,314       20,311        53,256        434,441          44,077
      14,101        --           --             --                 692
     (78,398)     (21,295)      (62,372)      (831,596)        (66,095)
    --------     --------    ----------     ----------        --------
     150,017         (984)       (9,116)      (397,155)        (21,326)
    ========     ========    ==========     ==========        ========
       --           --           --             --             --
       --           --           --             --             --
       --           --           --             --             --
    --------     --------    ----------     ----------        --------
       --           --           --             --             --
    ========     ========    ==========     ==========        ========
      13,081       66,484         9,550          4,630          71,750
          35        --           --             --               1,348
    (190,956)    (579,557)     (996,065)        (8,853)       (271,828)
    --------     --------    ----------     ----------        --------
    (177,840)    (513,073)     (986,515)        (4,223)       (198,730)
    ========     ========    ==========     ==========        ========
     270,035      197,225       311,513          5,005         452,426
      49,720        --              263         --               8,686
    (339,305)    (498,392)     (760,578)       (20,710)       (616,430)
    --------     --------    ----------     ----------        --------
     (19,550)    (301,167)     (448,802)       (15,705)       (155,318)
    ========     ========    ==========     ==========        ========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                               INCOME FUNDS
                                                               ----------------------------------------------------------
                                                                             MUNDER          MUNDER           MUNDER U.S.
                                                               MUNDER        INTERMEDIATE    INTERNATIONAL    GOVERNMENT
                                                               BOND          BOND            BOND             INCOME
                                                               FUND          FUND            FUND             FUND
                                                               ----------------------------------------------------------
SHARES
CLASS A SHARES:
Sold.......................................................     1,357,814      3,267,210           62,311        990,011
Issued as reinvestment of dividends........................        13,643         23,024            2,102         20,106
Redeemed...................................................    (1,505,990)    (3,304,657)         (63,589)      (769,920)
                                                               ----------    ------------     -----------     ----------
Net increase/(decrease)....................................      (134,533)       (14,423)             824        240,197
                                                               ==========    ============     ===========     ==========
CLASS B SHARES:
Sold.......................................................       244,127        434,351           26,267        688,329
Issued as reinvestment of dividends........................         7,495          9,375              139         13,527
Redeemed...................................................      (153,500)      (220,632)         (23,098)      (294,023)
                                                               ----------    ------------     -----------     ----------
Net increase...............................................        98,122        223,094            3,308        407,833
                                                               ==========    ============     ===========     ==========
CLASS C SHARES:
Sold.......................................................        45,622         97,119               32        177,033
Issued as reinvestment of dividends........................           673          1,417                9          3,109
Redeemed...................................................       (40,731)       (53,403)            (932)      (151,316)
                                                               ----------    ------------     -----------     ----------
Net increase/(decrease)....................................         5,564         45,133             (891)        28,826
                                                               ==========    ============     ===========     ==========
CLASS K SHARES:
Sold.......................................................       719,823      1,728,941          --             981,092
Issued as reinvestment of dividends........................           259          1,072          --                 259
Redeemed...................................................      (964,034)    (3,305,003)         (10,291)    (2,215,588)
                                                               ----------    ------------     -----------     ----------
Net decrease...............................................      (243,952)    (1,574,990)         (10,291)    (1,234,237)
                                                               ==========    ============     ===========     ==========
CLASS Y SHARES:
Sold.......................................................     1,475,708      1,903,053           81,362        457,716
Issued as reinvestment of dividends........................           797          4,785               28            724
Redeemed...................................................    (3,731,823)    (1,133,779)         (30,248)      (274,944)
                                                               ----------    ------------     -----------     ----------
Net increase/(decrease)....................................    (2,255,318)       774,059           51,142        183,496
                                                               ==========    ============     ===========     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------
       MUNDER                    MUNDER
       MICHIGAN    MUNDER        TAX-FREE SHORT-
       TAX-FREE    TAX-FREE      INTERMEDIATE
       BOND        BOND          BOND
       FUND        FUND          FUND
------------------------------------------------
         81,405       656,465          288,234
          1,990         3,913            6,889
       (66,580)      (371,683)        (113,936)
       --------    ----------      -----------
         16,815       288,695          181,187
       ========    ==========      ===========
         45,451        73,380          192,087
            492         3,034            1,136
           (49)       (26,750)        (145,065)
       --------    ----------      -----------
         45,894        49,664           48,158
       ========    ==========      ===========
          1,246        56,992           39,389
             30           436              150
          (110)       (50,151)         (16,911)
       --------    ----------      -----------
          1,166         7,277           22,628
       ========    ==========      ===========
        446,485       175,289          439,308
              2            37              283
       (558,463)   (1,116,067)      (1,815,612)
       --------    ----------      -----------
       (111,976)     (940,741)      (1,376,021)
       ========    ==========      ===========
          --           --               10,255
          1,554            78              969
          --          (16,252)         (43,737)
       --------    ----------      -----------
          1,554       (16,174)         (32,513)
       ========    ==========      ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                                                MONEY MARKET FUNDS
                                                                ---------------------------------------------------
                                                                MUNDER             MUNDER             MUNDER
                                                                CASH               TAX-FREE           U.S. TREASURY
                                                                INVESTMENT         MONEY MARKET       MONEY MARKET
                                                                FUND               FUND               FUND
                                                                ---------------------------------------------------
CLASS A SHARES:
Sold........................................................    $ 115,855,527      $  50,333,928      $ 112,692,572
Issued as reinvestment of dividends.........................        1,450,861            636,675            365,797
Redeemed....................................................     (111,377,595)       (42,408,614)       (72,417,604)
                                                                -------------      -------------      -------------
Net increase................................................    $   5,928,793      $   8,561,989      $  40,640,765
                                                                =============      =============      =============
CLASS K SHARES:
Sold........................................................    $ 350,711,195      $  82,263,265      $  76,536,943
Issued as reinvestment of dividends.........................            2,579              1,104           --
Redeemed....................................................     (327,151,810)      (117,325,237)      (109,287,875)
                                                                -------------      -------------      -------------
Net increase/(decrease).....................................    $  23,561,964      $ (35,060,868)     $ (32,750,932)
                                                                =============      =============      =============
CLASS Y SHARES:
Sold........................................................    $ 213,148,274      $  11,313,266      $  31,125,350
Issued as reinvestment of dividends.........................           46,800             22,396                149
Redeemed....................................................     (214,595,296)       (11,115,191)       (29,384,058)
                                                                -------------      -------------      -------------
Net increase/(decrease).....................................    $  (1,400,222)     $     220,471      $   1,741,441
                                                                =============      =============      =============

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001

--------------------------------------------------------------------------------

                                                         EQUITY FUNDS
                                                         ------------------------------------------------------------
                                                                                         MUNDER         MUNDER
                                                         MUNDER          MUNDER          DIGITAL        FUTURE
                                                         BALANCED        BIO(TECH)(2)    ECONOMY        TECHNOLOGY
                                                         FUND            FUND(A)         FUND(B)        FUND
                                                         ------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold.................................................    $ 30,411,979    $ 7,279,208     $ 6,632,250    $ 297,170,616
Issued as reinvestment of dividends..................       1,662,086        --              --              --
Redeemed.............................................     (14,738,794)    (1,327,346)     (1,867,554)    (327,358,723)
                                                         ------------    -----------     -----------    -------------
Net increase/(decrease)..............................    $ 17,335,271    $ 5,951,862     $ 4,764,696    $ (30,188,107)
                                                         ============    ===========     ===========    =============
CLASS B SHARES:
Sold.................................................    $ 48,792,972    $ 9,231,063     $ 9,389,942    $ 198,172,559
Issued as reinvestment of dividends..................       2,009,762        --              --              --
Redeemed.............................................      (9,176,545)    (1,015,057)     (1,381,654)    (146,508,372)
                                                         ------------    -----------     -----------    -------------
Net increase/(decrease)..............................    $ 41,626,189    $ 8,216,006     $ 8,008,288    $  51,664,187
                                                         ============    ===========     ===========    =============
CLASS C SHARES:
Sold.................................................    $ 27,099,135    $   --          $   --         $    --
Issued as reinvestment of dividends..................         957,264        --              --              --
Redeemed.............................................      (6,622,403)       --              --              --
                                                         ------------    -----------     -----------    -------------
Net increase.........................................    $ 21,433,996    $   --          $   --         $    --
                                                         ============    ===========     ===========    =============
CLASS II SHARES:
Sold.................................................    $    --         $ 5,034,282     $ 7,169,199    $ 112,528,076
Issued as reinvestment of dividends..................         --             --              --              --
Redeemed.............................................         --            (837,912)     (1,433,694)    (108,127,863)
                                                         ------------    -----------     -----------    -------------
Net increase/(decrease)..............................    $    --         $ 4,196,370     $ 5,735,505    $   4,400,213
                                                         ============    ===========     ===========    =============
CLASS K SHARES:
Sold.................................................    $  5,991,661    $    15,010     $     5,010    $  12,614,488
Issued as reinvestment of dividends..................           7,131        --              --              --
Redeemed.............................................      (8,326,752)       --              --            (2,913,492)
                                                         ------------    -----------     -----------    -------------
Net increase/(decrease)..............................    $ (2,327,960)   $    15,010     $     5,010    $   9,700,996
                                                         ============    ===========     ===========    =============
CLASS Y SHARES:
Sold.................................................    $  9,126,434    $ 1,374,251     $   803,977    $   8,868,582
Issued as reinvestment of dividends..................         133,034        --              --              --
Redeemed.............................................      (2,565,034)       (12,334)        (45,592)      (4,788,187)
                                                         ------------    -----------     -----------    -------------
Net increase/(decrease)..............................    $  6,694,434    $ 1,361,917     $   758,385    $   4,080,395
                                                         ============    ===========     ===========    =============

------------
(a) The Munder Bio(Tech)(2) Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on November 1, 2000.

(b) The Munder Digital Economy Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on September 18, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------------------------
                     MUNDER           MUNDER           MUNDER
    MUNDER           INTERNATIONAL    INTERNATIONAL    LARGE-CAP
    INDEX 500        EQUITY           NETNET           VALUE
    FUND             FUND             FUND             FUND
-------------------------------------------------------------------
    $ 211,981,644    $ 163,773,521    $ 288,822,471    $  7,896,180
        5,390,637          525,423         --               175,671
     (216,425,551)    (162,604,892)    (317,877,270)     (7,097,232)
    -------------    -------------    -------------    ------------
    $     946,730    $   1,694,052    $ (29,054,799)   $    974,619
    =============    =============    =============    ============
    $  94,214,944    $   9,990,495    $  34,501,932    $ 10,002,038
        3,022,004          250,149         --               106,723
      (60,925,529)      (9,968,932)     (36,569,584)     (3,562,425)
    -------------    -------------    -------------    ------------
    $  36,311,419    $     271,712    $  (2,067,652)   $  6,546,336
    =============    =============    =============    ============
    $    --          $  15,913,292    $    --          $  4,077,645
         --                 89,217         --                30,294
         --            (15,001,842)        --            (1,512,520)
    -------------    -------------    -------------    ------------
    $    --          $   1,000,667    $    --          $  2,595,419
    =============    =============    =============    ============
    $    --          $    --          $  20,747,746    $    --
         --               --               --               --
         --               --            (28,408,523)        --
    -------------    -------------    -------------    ------------
    $    --          $    --          $  (7,660,777)   $    --
    =============    =============    =============    ============
    $  47,293,704    $  24,209,009    $   9,736,954    $  9,907,704
           11,195            2,139         --                 1,181
      (52,808,425)     (24,452,721)      (2,211,441)    (50,210,524)
    -------------    -------------    -------------    ------------
    $  (5,503,526)   $    (241,573)   $   7,525,513    $(40,301,639)
    =============    =============    =============    ============
    $  35,829,253    $   8,321,507    $   4,956,954    $ 13,519,247
          132,568          295,196         --               443,989
     (195,511,170)     (15,924,828)      (2,834,341)    (15,575,504)
    -------------    -------------    -------------    ------------
    $(159,549,349)   $  (7,308,125)   $   2,122,613    $ (1,612,268)
    =============    =============    =============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

                                                          EQUITY FUNDS
                                                          ---------------------------------------------------------
                                                                                                       MUNDER
                                                          MUNDER         MUNDER                        REAL ESTATE
                                                          MICRO-CAP      MULTI-SEASON   MUNDER         EQUITY
                                                          EQUITY         GROWTH         POWER PLUS     INVESTMENT
                                                          FUND           FUND           FUND(A)        FUND
                                                          ---------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold....................................................  $ 46,640,956   $ 62,171,886   $ 68,547,569   $  4,539,616
Issued as reinvestment of dividends.....................     1,073,739      4,235,238        --              85,342
Redeemed................................................   (44,736,244)   (68,259,303)    (2,780,394)    (5,506,741)
                                                          ------------   ------------   ------------   ------------
Net increase/(decrease).................................  $  2,978,451   $ (1,852,179)  $ 65,767,175   $   (881,783)
                                                          ============   ============   ============   ============
CLASS B SHARES:
Sold....................................................  $ 13,319,889   $  6,780,271   $ 83,393,824   $  2,361,799
Issued as reinvestment of dividends.....................       929,786      1,918,893        --              47,622
Redeemed................................................   (12,656,152)   (10,718,080)    (1,739,010)    (2,390,958)
                                                          ------------   ------------   ------------   ------------
Net increase/(decrease).................................  $  1,593,523   $ (2,018,916)  $ 81,654,814   $     18,463
                                                          ============   ============   ============   ============
CLASS C SHARES:
Sold....................................................  $  6,919,036   $  5,431,041   $    --        $    684,572
Issued as reinvestment of dividends.....................       389,184        262,631        --              19,759
Redeemed................................................    (5,616,225)    (5,523,678)       --            (504,650)
                                                          ------------   ------------   ------------   ------------
Net increase/(decrease).................................  $  1,691,995   $    169,994   $    --        $    199,681
                                                          ============   ============   ============   ============
CLASS II SHARES:
Sold....................................................  $    --        $    --        $ 34,100,635   $    --
Issued as reinvestment of dividends.....................       --             --             --             --
Redeemed................................................       --             --            (720,833)       --
                                                          ------------   ------------   ------------   ------------
Net increase............................................  $    --        $    --        $ 33,379,802   $    --
                                                          ============   ============   ============   ============
CLASS K SHARES:
Sold....................................................  $  2,376,871   $ 50,887,852   $     68,010   $    730,365
Issued as reinvestment of dividends.....................        10,400        193,580        --             --
Redeemed................................................      (925,846)   (72,847,115)       --            (386,196)
                                                          ------------   ------------   ------------   ------------
Net increase/(decrease).................................  $  1,461,425   $(21,765,683)  $     68,010   $    344,169
                                                          ============   ============   ============   ============
CLASS Y SHARES:
Sold....................................................  $  2,494,533   $ 44,655,627   $  2,054,661   $  4,261,827
Issued as reinvestment of dividends.....................       487,024      1,210,652        --             597,452
Redeemed................................................    (9,439,681)   (87,172,676)       (10,384)   (15,348,996)
                                                          ------------   ------------   ------------   ------------
Net increase/(decrease).................................  $ (6,458,124)  $(41,306,397)  $  2,044,277   $(10,489,717)
                                                          ============   ============   ============   ============

------------
(a) The Munder Power Plus Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on March 13, 2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                   MUNDER          MUNDER                           MUNDER
    MUNDER         SMALL           FRAMLINGTON     MUNDER           FRAMLINGTON
    SMALL-CAP      COMPANY         EMERGING        FRAMLINGTON      INTERNATIONAL
    VALUE          GROWTH          MARKETS         HEALTHCARE       GROWTH
    FUND           FUND            FUND            FUND             FUND
---------------------------------------------------------------------------------
    $ 6,574,733    $ 77,423,947    $ 26,818,432    $ 251,594,547    $ 77,956,455
         34,026         548,523           8,214        3,896,189         111,039
     (3,655,088)    (79,149,493)    (27,966,628)    (125,888,605)    (77,729,412)
    -----------    ------------    ------------    -------------    ------------
    $ 2,953,671    $ (1,177,023)   $ (1,139,982)   $ 129,602,131    $    338,082
    ===========    ============    ============    =============    ============
    $13,283,256    $  3,342,489    $  1,161,888    $ 218,643,896    $    484,426
          2,633         171,660         --             3,952,999          83,258
     (3,006,832)     (2,866,750)     (1,630,464)     (58,826,073)       (534,393)
    -----------    ------------    ------------    -------------    ------------
    $10,279,057    $    647,399    $   (468,576)   $ 163,770,822    $     33,291
    ===========    ============    ============    =============    ============
    $ 3,789,689    $  1,275,652    $    971,950    $ 122,062,335    $  5,936,104
            859          68,847         --             2,364,873          62,092
     (1,046,474)     (1,175,193)     (1,100,741)     (53,946,412)     (5,855,320)
    -----------    ------------    ------------    -------------    ------------
    $ 2,744,074    $    169,306    $   (128,791)   $  70,480,796    $    142,876
    ===========    ============    ============    =============    ============
    $   --         $    --         $    --         $    --          $    --
        --              --              --              --               --
        --              --              --              --               --
    -----------    ------------    ------------    -------------    ------------
    $   --         $    --         $    --         $    --          $    --
    ===========    ============    ============    =============    ============
    $   640,739    $  5,171,991    $ 12,127,406    $     956,430    $  4,436,991
             13           1,346              46            2,925         --
     (9,610,622)    (22,294,133)    (12,428,166)        (241,006)       (906,793)
    -----------    ------------    ------------    -------------    ------------
    $(8,969,870)   $(17,120,796)   $   (300,714)   $     718,349    $  3,530,198
    ===========    ============    ============    =============    ============
    $11,134,463    $ 10,458,032    $  6,809,055    $   2,020,310    $ 15,299,863
        101,078         580,994          49,334          123,593       1,058,512
     (9,709,694)    (41,082,040)     (6,906,328)      (6,992,463)    (10,993,556)
    -----------    ------------    ------------    -------------    ------------
    $ 1,525,847    $(30,043,014)   $    (47,939)   $  (4,848,560)   $  5,364,819
    ===========    ============    ============    =============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

                                                    INCOME FUNDS
                                                    -------------------------------------------------------------------
                                                                      MUNDER            MUNDER             MUNDER U.S.
                                                    MUNDER            INTERMEDIATE      INTERNATIONAL      GOVERNMENT
                                                    BOND              BOND              BOND               INCOME
                                                    FUND              FUND              FUND               FUND
                                                    -------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..............................................  $ 12,258,122      $ 37,712,268       $1,122,601        $ 17,031,568
Issued as reinvestment of dividends...............       204,074           342,860          --                  204,405
Redeemed..........................................    (9,015,088)      (36,028,963)        (133,778)        (13,203,544)
                                                    ------------      ------------       ----------        ------------
Net increase/(decrease)...........................  $  3,447,108      $  2,026,165       $  988,823        $  4,032,429
                                                    ============      ============       ==========        ============
CLASS B SHARES:
Sold..............................................  $  8,203,407      $  7,538,020       $   65,601        $ 12,983,278
Issued as reinvestment of dividends...............       139,835           148,851          --                  136,626
Redeemed..........................................    (5,087,570)       (5,950,335)        (141,265)         (8,094,447)
                                                    ------------      ------------       ----------        ------------
Net increase/(decrease)...........................  $  3,255,672      $  1,736,536       $  (75,664)       $  5,025,457
                                                    ============      ============       ==========        ============
CLASS C SHARES:
Sold..............................................  $  2,386,286      $  9,280,084       $   47,617        $  4,741,604
Issued as reinvestment of dividends...............        15,178            24,514          --                   31,657
Redeemed..........................................    (1,807,216)      (10,227,753)         (35,441)         (3,732,907)
                                                    ------------      ------------       ----------        ------------
Net increase/(decrease)...........................  $    594,248      $   (923,155)      $   12,176        $  1,040,354
                                                    ============      ============       ==========        ============
CLASS K SHARES:
Sold..............................................  $ 15,983,530      $ 37,445,911       $   75,000        $ 23,214,596
Issued as reinvestment of dividends...............         5,256            19,489          --                    5,156
Redeemed..........................................    (8,565,635)      (58,853,003)         (20,072)        (36,896,747)
                                                    ------------      ------------       ----------        ------------
Net increase/(decrease)...........................  $  7,423,151      $(21,387,603)      $   54,928        $(13,676,995)
                                                    ============      ============       ==========        ============
CLASS Y SHARES:
Sold..............................................  $ 24,738,086      $ 15,323,102       $  478,127        $  6,088,091
Issued as reinvestment of dividends...............        42,284            91,829          --                   14,844
Redeemed..........................................   (31,975,322)      (40,747,907)        (876,846)        (10,262,025)
                                                    ------------      ------------       ----------        ------------
Net increase/(decrease)...........................  $ (7,194,952)     $(25,332,976)      $ (398,719)       $ (4,159,090)
                                                    ============      ============       ==========        ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------
    MUNDER                             MUNDER
    MICHIGAN         MUNDER            TAX-FREE SHORT-
    TAX-FREE         TAX-FREE          INTERMEDIATE
    BOND             BOND              BOND
    FUND             FUND              FUND
------------------------------------------------------
    $ 1,414,194      $  6,913,688       $   2,800,598
         40,862            45,040             117,361
       (659,924)       (6,393,371)         (2,986,074)
    -----------      ------------       -------------
    $   795,132      $    565,357       $     (68,115)
    ===========      ============       =============
    $   525,548      $  3,732,659       $   2,477,298
         10,233            25,156               9,504
       (389,228)       (2,150,597)         (1,939,301)
    -----------      ------------       -------------
    $   146,553      $  1,607,218       $     547,501
    ===========      ============       =============
    $    67,179      $  1,212,464       $     616,684
            507             2,610                 478
        (81,442)         (763,137)           (574,023)
    -----------      ------------       -------------
    $   (13,756)     $    451,937       $      43,139
    ===========      ============       =============
    $ 7,132,990      $  8,022,173       $  11,440,601
             71               552               6,189
     (9,604,528)      (27,166,461)        (47,982,426)
    -----------      ------------       -------------
    $(2,471,467)     $(19,143,736)      $ (36,535,636)
    ===========      ============       =============
    $   620,430      $    387,345       $     399,414
         16,394             1,659               5,360
       (580,047)       (2,457,700)         (4,133,607)
    -----------      ------------       -------------
    $    56,777      $ (2,068,696)      $  (3,728,833)
    ===========      ============       =============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              ---------------------------------------------------
                                                                                          MUNDER      MUNDER
                                                              MUNDER       MUNDER         DIGITAL     FUTURE
                                                              BALANCED     BIO(TECH)(2)   ECONOMY     TECHNOLOGY
                                                              FUND         FUND(A)        FUND(B)     FUND
                                                              ---------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................   2,789,610       922,562      742,385    26,909,835
Issued as reinvestment of dividends.........................     151,528       --            --           --
Redeemed....................................................  (1,443,024)     (199,077)    (223,395)  (31,700,460)
                                                              ----------     ---------    ---------   -----------
Net increase/(decrease).....................................   1,498,114       723,485      518,990    (4,790,625)
                                                              ==========     =========    =========   ===========
CLASS B SHARES:
Sold........................................................   4,559,141     1,193,035    1,079,477    17,620,566
Issued as reinvestment of dividends.........................     184,533       --            --           --
Redeemed....................................................    (878,696)     (153,619)    (174,554)  (16,092,292)
                                                              ----------     ---------    ---------   -----------
Net increase/(decrease).....................................   3,864,978     1,039,416      904,923     1,528,274
                                                              ==========     =========    =========   ===========
CLASS C SHARES:
Sold........................................................   2,506,992       --            --           --
Issued as reinvestment of dividends.........................      87,575       --            --           --
Redeemed....................................................    (630,909)      --            --           --
                                                              ----------     ---------    ---------   -----------
Net increase................................................   1,963,658       --            --           --
                                                              ==========     =========    =========   ===========
CLASS II SHARES:
Sold........................................................      --           632,479      818,755    11,616,886
Issued as reinvestment of dividends.........................      --           --            --           --
Redeemed....................................................      --          (115,744)    (175,846)  (12,567,425)
                                                              ----------     ---------    ---------   -----------
Net increase/(decrease).....................................      --           516,735      642,909      (950,539)
                                                              ==========     =========    =========   ===========
CLASS K SHARES:
Sold........................................................     549,154         2,785          687     1,123,761
Issued as reinvestment of dividends.........................         679       --            --           --
Redeemed....................................................    (763,453)      --            --          (302,871)
                                                              ----------     ---------    ---------   -----------
Net increase/(decrease).....................................    (213,620)        2,785          687       820,890
                                                              ==========     =========    =========   ===========
CLASS Y SHARES:
Sold........................................................     847,325       237,712       84,631       754,869
Issued as reinvestment of dividends.........................      12,652       --            --           --
Redeemed....................................................    (246,389)       (1,688)      (5,733)     (488,796)
                                                              ----------     ---------    ---------   -----------
Net increase/(decrease).....................................     613,588       236,024       78,898       266,073
                                                              ==========     =========    =========   ===========

------------
(a) The Munder Bio(Tech)(2) Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on November 1, 2000.

(b) The Munder Digital Economy Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on September 18, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------
                 MUNDER          MUNDER          MUNDER
    MUNDER       INTERNATIONAL   INTERNATIONAL   LARGE-CAP
    INDEX 500    EQUITY          NETNET          VALUE
    FUND         FUND            FUND            FUND
-----------------------------------------------------------
     7,488,969     10,768,627      47,056,739       633,756
       190,339         35,361         --             14,328
    (7,707,113)   (10,691,716)    (52,124,666)     (571,279)
    ----------    -----------     -----------    ----------
       (27,805)       112,272      (5,067,927)       76,805
    ==========    ===========     ===========    ==========
     3,406,039        650,979       4,985,538       774,509
       105,195         16,735         --              8,770
    (2,227,833)      (663,385)     (6,741,204)     (278,349)
    ----------    -----------     -----------    ----------
     1,283,401          4,329      (1,755,666)      504,930
    ==========    ===========     ===========    ==========
        --          1,189,214         --            316,154
        --              6,060         --              2,488
        --         (1,126,514)        --           (118,002)
    ----------    -----------     -----------    ----------
        --             68,760         --            200,640
    ==========    ===========     ===========    ==========
        --            --            3,542,490        --
        --            --              --             --
        --            --           (5,396,963)       --
    ----------    -----------     -----------    ----------
        --            --           (1,854,473)       --
    ==========    ===========     ===========    ==========
     1,689,137      1,718,491       1,662,234       773,329
           392            169         --                 96
    (1,899,630)    (1,661,226)       (454,483)   (3,916,347)
    ----------    -----------     -----------    ----------
      (210,101)        57,434       1,207,751    (3,142,922)
    ==========    ===========     ===========    ==========
     1,244,775        562,019         639,810     1,064,302
         4,688         19,734         --             36,122
    (7,177,588)    (1,081,706)       (656,973)   (1,213,684)
    ----------    -----------     -----------    ----------
    (5,928,125)      (499,953)        (17,163)     (113,260)
    ==========    ===========     ===========    ==========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              ----------------------------------------------------
                                                                                                       MUNDER
                                                              MUNDER       MUNDER                      REAL ESTATE
                                                              MICRO-CAP    MULTI-SEASON   MUNDER       EQUITY
                                                              EQUITY       GROWTH         POWER PLUS   INVESTMENT
                                                              FUND         FUND           FUND(A)      FUND
                                                              ----------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................   1,821,458     3,068,520    6,254,282       362,560
Issued as reinvestment of dividends.........................      41,558       230,044       --             6,854
Redeemed....................................................  (1,771,475)   (3,407,858)    (257,394)     (439,345)
                                                              ----------   -----------    ---------    ----------
Net increase/(decrease).....................................      91,541      (109,294)   5,996,888       (69,931)
                                                              ==========   ===========    =========    ==========
CLASS B SHARES:
Sold........................................................     542,594       409,429    7,634,311       188,091
Issued as reinvestment of dividends.........................      37,055       111,619       --             3,836
Redeemed....................................................    (567,727)     (624,243)    (165,454)     (193,190)
                                                              ----------   -----------    ---------    ----------
Net increase/(decrease).....................................      11,922      (103,195)   7,468,857        (1,263)
                                                              ==========   ===========    =========    ==========
CLASS C SHARES:
Sold........................................................     288,353       319,372       --            54,834
Issued as reinvestment of dividends.........................      15,498        15,220       --             1,584
Redeemed....................................................    (252,711)     (326,747)      --           (40,693)
                                                              ----------   -----------    ---------    ----------
Net increase/(decrease).....................................      51,140         7,845       --            15,725
                                                              ==========   ===========    =========    ==========
CLASS II SHARES:
Sold........................................................      --           --         3,109,459        --
Issued as reinvestment of dividends.........................      --           --            --            --
Redeemed....................................................      --           --           (67,496)       --
                                                              ----------   -----------    ---------    ----------
Net increase................................................      --           --         3,041,963        --
                                                              ==========   ===========    =========    ==========
CLASS K SHARES:
Sold........................................................      92,376     2,892,357        6,317        57,859
Issued as reinvestment of dividends.........................         402        10,492       --            --
Redeemed....................................................     (38,640)   (3,989,089)      --           (30,196)
                                                              ----------   -----------    ---------    ----------
Net increase/(decrease).....................................      54,138    (1,086,240)       6,317        27,663
                                                              ==========   ===========    =========    ==========
CLASS Y SHARES:
Sold........................................................      98,482     2,508,096      207,598       344,175
Issued as reinvestment of dividends.........................      18,693        64,549       --            47,990
Redeemed....................................................    (412,068)   (4,528,630)        (985)   (1,237,892)
                                                              ----------   -----------    ---------    ----------
Net increase/(decrease).....................................    (294,893)   (1,955,985)     206,613      (845,727)
                                                              ==========   ===========    =========    ==========

------------
(a) The Munder Power Plus Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on March 13, 2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                MUNDER                      MUNDER
    MUNDER      MUNDER          FRAMLINGTON   MUNDER        FRAMLINGTON
    SMALL-CAP   SMALL COMPANY   EMERGING      FRAMLINGTON   INTERNATIONAL
    VALUE       GROWTH          MARKETS       HEALTHCARE    GROWTH
    FUND        FUND            FUND          FUND          FUND
-------------------------------------------------------------------------
     451,634      4,061,344      2,666,509     8,428,101       6,184,506
       2,368         32,602            784       136,534           8,344
    (259,518)    (4,174,029)    (2,756,465)   (4,749,510)     (6,149,911)
    --------     ----------     ----------    ----------      ----------
     194,484        (80,083)       (89,172)    3,815,125          42,939
    ========     ==========     ==========    ==========      ==========
     914,599        214,228        119,546     7,632,822          37,552
         193         11,125         --           142,460           6,401
    (214,709)      (196,260)      (171,851)   (2,344,057)        (43,709)
    --------     ----------     ----------    ----------      ----------
     700,083         29,093        (52,305)    5,431,225             244
    ========     ==========     ==========    ==========      ==========
     263,390         81,048        115,209     4,222,777         479,273
          64          4,438         --            85,210           4,757
     (74,887)       (76,808)      (127,655)   (2,110,563)       (467,268)
    --------     ----------     ----------    ----------      ----------
     188,567          8,678        (12,446)    2,197,424          16,762
    ========     ==========     ==========    ==========      ==========
       --           --              --            --             --
       --           --              --            --             --
       --           --              --            --             --
    --------     ----------     ----------    ----------      ----------
       --           --              --            --             --
    ========     ==========     ==========    ==========      ==========
      46,447        308,560      1,259,286        34,792         368,690
           1             83              4           103         --
    (736,139)    (1,359,401)    (1,392,410)       (9,435)        (79,884)
    --------     ----------     ----------    ----------      ----------
    (689,691)    (1,050,758)      (133,120)       25,460         288,806
    ========     ==========     ==========    ==========      ==========
     816,915        637,196        638,853        69,131       1,222,799
       7,102         34,199          4,757         4,191          79,432
    (706,392)    (2,585,818)      (812,109)     (256,243)       (970,050)
    --------     ----------     ----------    ----------      ----------
     117,625     (1,914,423)      (168,499)     (182,921)        332,181
    ========     ==========     ==========    ==========      ==========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

                                                               INCOME FUNDS
                                                               ----------------------------------------------------------
                                                                             MUNDER          MUNDER           MUNDER U.S.
                                                               MUNDER        INTERMEDIATE    INTERNATIONAL    GOVERNMENT
                                                               BOND          BOND            BOND             INCOME
                                                               FUND          FUND            FUND             FUND
                                                               ----------------------------------------------------------
SHARES
CLASS A SHARES:
Sold.......................................................     1,288,438      4,063,029          125,165      1,682,863
Issued as reinvestment of dividends........................        21,560         36,918          --              20,178
Redeemed...................................................      (950,690)    (3,881,438)         (14,940)    (1,310,692)
                                                               ----------    ------------     -----------     ----------
Net increase/(decrease)....................................       359,308        218,509          110,225        392,349
                                                               ==========    ============     ===========     ==========
CLASS B SHARES:
Sold.......................................................       862,472        811,089            7,355      1,273,224
Issued as reinvestment of dividends........................        14,804         16,057          --              13,476
Redeemed...................................................      (538,405)      (641,844)         (15,957)      (801,012)
                                                               ----------    ------------     -----------     ----------
Net increase/(decrease)....................................       338,871        185,302           (8,602)       485,688
                                                               ==========    ============     ===========     ==========
CLASS C SHARES:
Sold.......................................................       248,894        991,213            5,318        465,840
Issued as reinvestment of dividends........................         1,595          2,626          --               3,134
Redeemed...................................................      (189,512)    (1,094,827)          (3,994)      (369,022)
                                                               ----------    ------------     -----------     ----------
Net increase/(decrease)....................................        60,977       (100,988)           1,324         99,952
                                                               ==========    ============     ===========     ==========
CLASS K SHARES:
Sold.......................................................     1,686,037      4,010,728            8,495      2,286,058
Issued as reinvestment of dividends........................           557          2,102          --                 512
Redeemed...................................................      (904,909)    (6,337,228)          (2,233)    (3,665,002)
                                                               ----------    ------------     -----------     ----------
Net increase/(decrease)....................................       781,685     (2,324,398)           6,262     (1,378,432)
                                                               ==========    ============     ===========     ==========
CLASS Y SHARES:
Sold.......................................................     2,615,645      1,648,024           52,909        600,042
Issued as reinvestment of dividends........................         4,532          9,901          --               1,475
Redeemed...................................................    (3,383,691)    (4,390,427)         (98,365)    (1,017,225)
                                                               ----------    ------------     -----------     ----------
Net increase/(decrease)....................................      (763,514)    (2,732,502)         (45,456)      (415,708)
                                                               ==========    ============     ===========     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------
       MUNDER                       MUNDER
       MICHIGAN       MUNDER        TAX-FREE SHORT-
       TAX-FREE       TAX-FREE      INTERMEDIATE
       BOND           BOND          BOND
       FUND           FUND          FUND
---------------------------------------------------
           144,154       674,347         272,887
             4,158         4,434          11,422
           (67,383)     (624,318)       (288,813)
       -----------    ----------      ----------
            80,929        54,463          (4,504)
       ===========    ==========      ==========
            53,221       369,333         240,503
             1,040         2,470             922
           (39,905)     (212,900)       (187,324)
       -----------    ----------      ----------
            14,356       158,903          54,101
       ===========    ==========      ==========
             6,813       118,699          59,394
                52           254              46
            (8,231)      (74,333)        (55,141)
       -----------    ----------      ----------
            (1,366)       44,620           4,299
       ===========    ==========      ==========
           725,138       788,352       1,113,103
                 7            55             603
          (977,970)   (2,671,442)     (4,673,605)
       -----------    ----------      ----------
          (252,825)   (1,883,035)     (3,559,899)
       ===========    ==========      ==========
            62,447        37,883          38,788
             1,650           163             516
           (59,523)     (245,417)       (404,223)
       -----------    ----------      ----------
             4,574      (207,371)       (364,919)
       ===========    ==========      ==========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                                                MONEY MARKET FUNDS
                                                                ---------------------------------------------------
                                                                MUNDER             MUNDER             MUNDER
                                                                CASH               TAX-FREE           U.S. TREASURY
                                                                INVESTMENT         MONEY MARKET       MONEY MARKET
                                                                FUND               FUND               FUND
                                                                ---------------------------------------------------
CLASS A SHARES:
Sold........................................................    $ 779,789,829      $ 107,467,176      $ 187,100,016
Issued as reinvestment of dividends.........................        6,735,954          2,405,756          2,133,786
Redeemed....................................................     (791,981,367)      (109,376,738)      (193,517,242)
                                                                -------------      -------------      -------------
Net increase/(decrease).....................................    $  (5,455,584)     $     496,194      $  (4,283,440)
                                                                =============      =============      =============
CLASS K SHARES:
Sold........................................................    $ 931,309,256      $ 458,601,604      $  83,492,008
Issued as reinvestment of dividends.........................           10,492              4,701                  4
Redeemed....................................................     (893,801,586)      (442,305,844)       (46,955,814)
                                                                -------------      -------------      -------------
Net increase................................................    $  37,518,162      $  16,300,461      $  36,536,198
                                                                =============      =============      =============
CLASS Y SHARES:
Sold........................................................    $ 523,705,249      $  42,748,548      $  34,986,935
Issued as reinvestment of dividends.........................          158,391             53,823                520
Redeemed....................................................     (517,151,379)       (47,470,361)       (38,336,289)
                                                                -------------      -------------      -------------
Net increase/(decrease).....................................    $   6,712,261      $  (4,667,990)     $  (3,348,834)
                                                                =============      =============      =============

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

Munder Balanced Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                 K SHARES
                                             ---------------------------------------------------------------------------------
                                             PERIOD ENDED    YEAR          YEAR          YEAR         YEAR          YEAR
                                             12/31/01        ENDED         ENDED         ENDED        ENDED         ENDED
                                             (UNAUDITED)     6/30/01(C)    6/30/00(C)    6/30/99(C)   6/30/98       6/30/97(C)
                                             ---------------------------------------------------------------------------------
Net asset value, beginning of period.......    $ 10.19         $12.14        $12.98        $13.49      $ 13.03        $12.37
                                               -------         ------        ------        ------      -------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................       0.08(e)        0.20          0.15          0.22         0.31          0.29
Net realized and unrealized gain/(loss) on
  investments..............................      (0.24)         (0.34)         2.39          1.02         1.64          1.30
                                               -------         ------        ------        ------      -------        ------
Total from investment operations...........      (0.16)         (0.14)         2.54          1.24         1.95          1.59
                                               -------         ------        ------        ------      -------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income.......      (0.08)         (0.18)        (0.15)        (0.23)       (0.32)        (0.27)
Distributions from net realized gains......     --              (1.35)        (3.23)        (1.52)       (1.17)        (0.66)
Distributions in excess of net realized
  gains....................................     --              (0.28)        --            --           --            --
                                               -------         ------        ------        ------      -------        ------
Total distributions........................      (0.08)         (1.81)        (3.38)        (1.75)       (1.49)        (0.93)
                                               -------         ------        ------        ------      -------        ------
Net asset value, end of period.............    $  9.95         $10.19        $12.14        $12.98      $ 13.49        $13.03
                                               =======         ======        ======        ======      =======        ======
TOTAL RETURN(B)............................      (1.51)%        (1.81)%       27.01%        10.83%       15.86%        13.64%
                                               =======         ======        ======        ======      =======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).......    $14,581         $17,713       $23,695       $27,206     $31,748        $6,588
Ratio of operating expenses to average net
  assets...................................       1.42%(d)       1.31%         1.26%         1.22%        1.17%         1.22%
Ratio of net investment income to average
  net assets...............................       1.63%(d)(e)     1.80%        1.33%         1.78%        2.41%         2.30%
Portfolio turnover rate....................         38%           165%          176%          116%          79%          125%
Ratio of operating expenses to average net
  assets without expenses reimbursed.......       1.42%(d)       1.31%         1.26%         1.22%        1.17%         1.22%

------------
(a) The Munder Balanced Fund Class K Shares commenced operations on April 16, 1993.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share and the ratio of net investment income to average net assets would have been the same as listed above.

                       See Notes to Financial Statements.

Munder Bio(Tech)(2) Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                         K SHARES
                                                                --------------------------
                                                                PERIOD ENDED    PERIOD
                                                                12/31/01(C)     ENDED
                                                                (UNAUDITED)     6/30/01(C)
                                                                --------------------------
Net asset value, beginning of period........................       $ 7.52         $10.00
                                                                   ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................        (0.07)         (0.12)
Net realized and unrealized loss on investments.............        (0.58)         (2.36)
                                                                   ------         ------
Total from investment operations............................        (0.65)         (2.48)
                                                                   ------         ------
Net asset value, end of period..............................       $ 6.87         $ 7.52
                                                                   ======         ======
TOTAL RETURN(B).............................................        (8.64)%       (24.80)%
                                                                   ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................       $    6         $   21
Ratio of operating expenses to average net assets...........         2.25%(d)       3.22%(d)
Ratio of net investment loss to average net assets..........        (2.14)%(d)     (2.75)%(d)
Portfolio turnover rate.....................................           30%            26%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................         2.67%(d)       3.22%(d)

------------
(a) The Munder Bio(Tech)(2) Fund Class K Shares commenced operations on November 1, 2000.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average share method.

(d) Annualized

                       See Notes to Financial Statements.

Munder Digital Economy Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                      K SHARES
                                                              -------------------------
                                                              PERIOD ENDED   PERIOD
                                                              12/31/01(C)    ENDED
                                                              (UNAUDITED)    6/30/01(C)
                                                              -------------------------
Net asset value, beginning of period........................    $  7.81       $ 10.00
                                                                -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................      (0.05)        (0.10)
Net realized and unrealized loss on investments.............      (1.26)        (2.09)
                                                                -------       -------
Total from investment operations............................      (1.31)        (2.19)
                                                                -------       -------
Net asset value, end of period..............................    $  6.50       $  7.81
                                                                =======       =======
TOTAL RETURN(B).............................................     (16.77)%      (21.90)%
                                                                =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $     4       $     5
Ratio of operating expenses to average net assets...........       2.18%(d)      2.55%(d)
Ratio of net investment loss to average net assets..........      (1.44)%(d)    (1.61)%(d)
Portfolio turnover rate.....................................         25%           71%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................       2.18%(d)      2.55%(d)

------------
(a) The Munder Digital Economy Fund Class K Shares commenced operations on September 18, 2000.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

Munder Future Technology Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                             K SHARES
                                                                -----------------------------------
                                                                PERIOD ENDED   YEAR         PERIOD
                                                                12/31/01(C)    ENDED        ENDED
                                                                (UNAUDITED)    6/30/01(C)   6/30/00
                                                                -----------------------------------
Net asset value, beginning of period........................       $ 6.54        $18.10     $ 14.40
                                                                   ------        ------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................        (0.06)        (0.14)      (0.01)
Net realized and unrealized gain/(loss) on investments......        (1.29)       (11.42)       3.71
                                                                   ------        ------     -------
Total from investment operations............................        (1.35)       (11.56)       3.70
                                                                   ------        ------     -------
Net asset value, end of period..............................       $ 5.19        $ 6.54     $ 18.10
                                                                   ======        ======     =======
TOTAL RETURN(B).............................................       (20.64)%      (63.87)%     25.69%
                                                                   ======        ======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................       $2,744        $9,400     $11,159
Ratio of operating expenses to average net assets...........         2.76%(d)      1.89%       1.60%(d)
Ratio of net investment loss to average net assets..........        (2.29)%(d)    (1.37)%     (1.27)%(d)
Portfolio turnover rate.....................................           46%          145%         53%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................         2.76%(d)      1.95%       1.64%(d)

------------
(a) The Munder Future Technology Fund Class K Shares commenced operations on May 25, 2000.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

Munder Index 500 Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                          K SHARES
                                           -----------------------------------------------------------------------
                                           PERIOD ENDED    YEAR        YEAR        YEAR        YEAR        YEAR
                                           12/31/01        ENDED       ENDED       ENDED       ENDED       ENDED
                                           (UNAUDITED)     6/30/01     6/30/00     6/30/99     6/30/98     6/30/97
                                           -----------------------------------------------------------------------
Net asset value, beginning of period.....    $ 25.56       $  30.69    $  29.29    $  24.44    $  20.94    $ 16.16
                                             -------       --------    --------    --------    --------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................       0.10           0.18        0.21        0.22        0.28       0.31
Net realized and unrealized gain/(loss)
  on investments.........................      (1.62)         (4.85)       1.67        5.09        5.48       5.04
                                             -------       --------    --------    --------    --------    -------
Total from investment operations.........      (1.52)         (4.67)       1.88        5.31        5.76       5.35
                                             -------       --------    --------    --------    --------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income.....      (0.10)         (0.18)      (0.20)      (0.22)      (0.27)     (0.30)
Distributions from net realized gains....     --              (0.27)      (0.28)      (0.24)      (1.99)     (0.27)
Distributions in excess of net realized
  gains..................................     --              (0.01)      --          --          --         --
                                             -------       --------    --------    --------    --------    -------
Total distributions......................      (0.10)         (0.46)      (0.48)      (0.46)      (2.26)     (0.57)
                                             -------       --------    --------    --------    --------    -------
Net asset value, end of period...........    $ 23.94       $  25.56    $  30.69    $  29.29    $  24.44    $ 20.94
                                             =======       ========    ========    ========    ========    =======
TOTAL RETURN(B)..........................      (5.92)%       (15.36)%      6.63%      21.99%      29.42%     33.79%
                                             =======       ========    ========    ========    ========    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).....    $242,938      $267,827    $328,059    $272,450    $168,639    $61,254
Ratio of operating expenses to average
  net assets.............................       0.66%(c)       0.61%       0.60%       0.55%       0.53%      0.54%
Ratio of net investment income to average
  net assets.............................       0.82%(c)       0.66%       0.70%       0.96%       1.23%      1.76%
Portfolio turnover rate..................          1%             9%          8%          6%          8%        11%
Ratio of operating expenses to average
  net assets without waivers.............       0.66%(c)       0.61%       0.61%       0.60%       0.60%      0.64%

------------
(a) The Munder Index 500 Fund Class K Shares commenced operations on December 7, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

                       See Notes to Financial Statements.

Munder International Equity Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                        K SHARES
                                 ---------------------------------------------------------------------------------------
                                 PERIOD ENDED      YEAR         YEAR            YEAR            YEAR          YEAR
                                 12/31/01(C)       ENDED        ENDED           ENDED           ENDED         ENDED
                                 (UNAUDITED)       6/30/01      6/30/00(C)      6/30/99(C)      6/30/98       6/30/97(C)
                                 ---------------------------------------------------------------------------------------
Net asset value, beginning of
  period.......................    $ 12.14         $18.03        $  16.22        $  15.03       $ 15.74        $  15.08
                                   -------         -------       --------        --------       --------       --------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income..........       0.02          0.09             0.25            0.16          0.16            0.14
Net realized and unrealized
  gain/(loss) on investments...      (1.11)        (4.65)            3.43            1.43          0.32            2.31
                                   -------         -------       --------        --------       --------       --------
Total from investment
  operations...................      (1.09)        (4.56)            3.68            1.59          0.48            2.45
                                   -------         -------       --------        --------       --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.......................      (0.02)        (0.10)           (0.28)          (0.17)        (0.19)          (0.20)
Distributions from net realized
  gains........................         --         (1.23)           (1.59)          (0.23)        (1.00)          (1.59)
                                   -------         -------       --------        --------       --------       --------
Total distributions............      (0.02)        (1.33)           (1.87)          (0.40)        (1.19)          (1.79)
                                   -------         -------       --------        --------       --------       --------
Net asset value, end of
  period.......................    $ 11.03         $12.14        $  18.03        $  16.22       $ 15.03        $  15.74
                                   =======         =======       ========        ========       ========       ========
TOTAL RETURN(B)................      (8.93)%       (26.51)%         23.51%          10.94%         4.24%          18.09%
                                   =======         =======       ========        ========       ========       ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).......................    $67,287         $80,634       $118,766        $106,106       $105,916       $135,593
Ratio of operating expenses to
  average net assets...........       1.38%(d)      1.38%            1.30%           1.29%         1.25%           1.26%
Ratio of net investment income
  to average net assets........       0.27%(d)      0.62%            1.44%           1.09%         1.03%           0.98%
Portfolio turnover rate........          6%           27%              18%             23%           41%             46%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed..........       1.38%(d)      1.38%            1.30%           1.29%         1.25%           1.26%

------------
(a) The Munder International Equity Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

Munder International NetNet Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                               K SHARES
                                                                ---------------------------------------
                                                                PERIOD ENDED    YEAR         PERIOD
                                                                12/31/01(C)     ENDED        ENDED
                                                                (UNAUDITED)     6/30/01(C)   6/30/00(C)
                                                                ---------------------------------------
Net asset value, beginning of period........................       $ 3.35         $ 8.88      $ 10.00
                                                                   ------         ------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................        (0.04)         (0.11)       (0.01)
Net realized and unrealized loss on investments.............        (0.75)         (5.42)       (1.11)
                                                                   ------         ------      -------
Total from investment operations............................        (0.79)         (5.53)       (1.12)
                                                                   ------         ------      -------
Net asset value, end of period..............................       $ 2.56         $ 3.35      $  8.88
                                                                   ======         ======      =======
TOTAL RETURN(B).............................................       (23.58)%       (62.27)%     (11.20)%
                                                                   ======         ======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................       $2,136         $8,322      $11,332
Ratio of operating expenses to average net assets...........         3.61%(d)       2.63%        2.08%(d)
Ratio of net investment loss to average net assets..........        (3.25)%(d)     (1.98)%      (0.60)%(d)
Portfolio turnover rate.....................................           90%           105%           6%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................         3.61%(d)       2.63%        2.08%(d)

------------
(a) The Munder International NetNet Fund Class K Shares commenced operations on April 11, 2000.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

Munder Large-Cap Value Fund (Formerly Munder Equity Income Fund)(a)
      Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                             K SHARES
                                            ---------------------------------------------------------------------------
                                            PERIOD ENDED    YEAR       YEAR          YEAR        YEAR        YEAR
                                            12/31/01        ENDED      ENDED         ENDED       ENDED       ENDED
                                            (UNAUDITED)     6/30/01    6/30/00(C)    6/30/99     6/30/98     6/30/97(C)
                                            ---------------------------------------------------------------------------
Net asset value, beginning of period......    $ 13.06       $ 11.84     $  15.00     $  15.64    $  15.23     $  13.05
                                              -------       -------     --------     --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.02          0.08         0.18         0.21        0.28         0.32
Net realized and unrealized gain/(loss) on
  investments.............................      (0.31)         1.69        (2.59)        0.72        2.97         3.14
                                              -------       -------     --------     --------    --------     --------
Total from investment operations..........      (0.29)         1.77        (2.41)        0.93        3.25         3.46
                                              -------       -------     --------     --------    --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.00)(e)     (0.07)       (0.18)       (0.18)      (0.28)       (0.32)
Distributions from net realized gains.....      (0.40)        (0.48)       (0.57)       (1.39)      (2.56)       (0.96)
                                              -------       -------     --------     --------    --------     --------
Total distributions.......................      (0.40)        (0.55)       (0.75)       (1.57)      (2.84)       (1.28)
                                              -------       -------     --------     --------    --------     --------
Net asset value, end of period............    $ 12.37       $ 13.06     $  11.84     $  15.00    $  15.64     $  15.23
                                              =======       =======     ========     ========    ========     ========
TOTAL RETURN(B)...........................      (1.77)%       15.22%      (16.49)%       6.95%      23.00%       28.12%
                                              =======       =======     ========     ========    ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)......    $67,458       $80,625     $110,257     $205,364    $216,387     $212,415
Ratio of operating expenses to average net
  assets..................................       1.33%(d)      1.22%        1.23%        1.21%       1.19%        1.20%
Ratio of net investment income to average
  net assets..............................       0.21%(d)      0.52%        1.37%        1.45%       1.78%        2.28%
Portfolio turnover rate...................         18%           65%          91%          50%         73%          62%
Ratio of operating expenses to average net
  assets without expenses reimbursed......       1.33%(d)      1.22%        1.23%        1.21%       1.19%        1.20%

------------
(a) The Munder Large-Cap Value Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $.01 per share.

                       See Notes to Financial Statements.

Munder Micro-Cap Equity Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                K SHARES
                                       ------------------------------------------------------------------------------------------
                                       PERIOD ENDED      YEAR            YEAR            YEAR            YEAR          PERIOD
                                       12/31/01(C)       ENDED           ENDED           ENDED           ENDED         ENDED
                                       (UNAUDITED)       6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)    6/30/97(C)
                                       ------------------------------------------------------------------------------------------
Net asset value, beginning of
  period...........................       $25.37          $ 28.75         $  18.15        $  17.00        $  12.82       $10.12
                                          ------          -------         --------        --------        --------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss................        (0.13)           (0.31)           (0.31)          (0.18)          (0.17)       (0.05)
Net realized and unrealized
  gain/(loss) on investments.......         0.63            (2.06)           10.91            1.63            4.99         2.75
                                          ------          -------         --------        --------        --------       ------
Total from investment operations...         0.50            (2.37)           10.60            1.45            4.82         2.70
                                          ------          -------         --------        --------        --------       ------
LESS DISTRIBUTIONS:
Distributions from net realized
  gains............................       --                (1.00)          --               (0.30)          (0.64)       --
Distributions from capital.........       --                (0.01)          --              --              --            --
                                          ------          -------         --------        --------        --------       ------
Total distributions................       --                (1.01)          --               (0.30)          (0.64)       --
                                          ------          -------         --------        --------        --------       ------
Net asset value, end of period.....       $25.87          $ 25.37         $  28.75        $  18.15        $  17.00       $12.82
                                          ======          =======         ========        ========        ========       ======
TOTAL RETURN(B)....................         1.97%           (8.30)%          58.40%           9.04%          37.90%       26.68%
                                          ======          =======         ========        ========        ========       ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)...........................       $5,836          $ 7,014         $  6,393        $  2,740        $  3,050       $  199
Ratio of operating expenses to
  average net assets...............         1.66%(d)         1.65%            1.68%           1.53%           1.53%        1.50%(d)
Ratio of net investment loss to
  average net assets...............        (1.14)%(d)       (1.28)%          (1.23)%         (1.21)%         (0.98)%      (0.88)%(d)
Portfolio turnover rate............           70%             142%             187%            184%            172%          68%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed..............         1.66%(d)         1.65%            1.68%           1.64%           1.78%        7.90%(d)

------------
(a) The Munder Micro-Cap Equity Fund Class K Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

Munder Multi-Season Growth Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                              K SHARES
                                          --------------------------------------------------------------------------------
                                          PERIOD ENDED    YEAR          YEAR          YEAR        YEAR          YEAR
                                          12/31/01(C)     ENDED         ENDED         ENDED       ENDED         ENDED
                                          (UNAUDITED)     6/30/01(C)    6/30/00(C)    6/30/99     6/30/98(C)    6/30/97(C)
                                          --------------------------------------------------------------------------------
Net asset value, beginning of period....    $ 15.66        $  20.63      $  22.04     $  21.42     $  18.00      $  14.83
                                            -------        --------      --------     --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)............      (0.01)          (0.05)        (0.03)       (0.02)        0.00(e)       0.04
Net realized and unrealized gain/(loss)
  on investments........................      (0.88)          (2.63)        (0.01)        2.22         4.35          3.89
                                            -------        --------      --------     --------     --------      --------
Total from investment operations........      (0.89)          (2.68)        (0.04)        2.20         4.35          3.93
                                            -------        --------      --------     --------     --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income....     --              --            --            --           (0.01)        (0.01)
Distributions from net realized gains...      (0.55)          (2.29)        (1.37)       (1.58)       (0.92)        (0.75)
                                            -------        --------      --------     --------     --------      --------
Total distributions.....................      (0.55)          (2.29)        (1.37)       (1.58)       (0.93)        (0.76)
                                            -------        --------      --------     --------     --------      --------
Net asset value, end of period..........    $ 14.22        $  15.66      $  20.63     $  22.04     $  21.42      $  18.00
                                            =======        ========      ========     ========     ========      ========
TOTAL RETURN(B).........................      (5.15)%        (14.41)%        0.27%       11.40%       25.05%        27.55%
                                            =======        ========      ========     ========     ========      ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....    $163,919       $195,746      $280,339     $327,355     $275,378      $237,330
Ratio of operating expenses to average
  net assets............................       1.20%(d)        1.21%         1.24%        1.22%        1.21%         1.25%
Ratio of net investment income/(loss) to
  average net assets....................      (0.13)%(d)      (0.30)%       (0.14)%      (0.09)%       0.00%(f)      0.25%
Portfolio turnover rate.................          7%             38%           44%          53%          34%           33%
Ratio of operating expenses to average
  net assets without fee waivers........       1.20%(d)        1.42%         1.42%        1.39%        1.39%         1.50%

------------
(a) The Munder Multi-Season Growth Fund Class K Shares commenced operations on June 23, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $0.01.

(f) Amount represents less than 0.01%.

                       See Notes to Financial Statements.

Munder Power Plus Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                     K SHARES
                                                              ----------------------
                                                              PERIOD ENDED   PERIOD
                                                              12/31/01       ENDED
                                                              (UNAUDITED)    6/30/01
                                                              ----------------------
Net asset value, beginning of period........................    $  9.86      $ 10.00
                                                                -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................      (0.05)       (0.01)
Net realized and unrealized loss on investments.............      (1.27)       (0.13)
                                                                -------      -------
Total from investment operations............................      (1.32)       (0.14)
                                                                -------      -------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain................      (0.06)       --
                                                                -------      -------
Total distributions.........................................      (0.06)       --
                                                                -------      -------
Net asset value, end of period..............................    $  8.48      $  9.86
                                                                =======      =======
TOTAL RETURN(B).............................................     (13.38)%      (1.40)%
                                                                =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $    55      $    62
Ratio of operating expenses to average net assets...........       1.90%(c)     1.50%(c)
Ratio of net investment loss to average net assets..........      (1.29)%(c)   (0.41)%(c)
Portfolio turnover rate.....................................         57%          36%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................       1.90%(c)     1.50%(c)

------------
(a) The Munder Power Plus Fund Class K Shares commenced operations on March 13, 2001.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

                       See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                   K SHARES
                                                 ----------------------------------------------------------------------------
                                                 PERIOD ENDED    YEAR       YEAR          YEAR          YEAR          PERIOD
                                                 12/31/01        ENDED      ENDED         ENDED         ENDED         ENDED
                                                 (UNAUDITED)     6/30/01    6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97
                                                 ----------------------------------------------------------------------------
Net asset value, beginning of period.........       $13.20       $12.09       $12.78        $14.94        $14.40      $12.07
                                                    ------       ------       ------        ------        ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................         0.39         0.43         0.56          0.58          0.69        0.40
Net realized and unrealized gain/(loss) on
  investments................................        (0.17)        1.29        (0.57)        (1.64)         0.61        2.38
                                                    ------       ------       ------        ------        ------      ------
Total from investment operations.............         0.22         1.72        (0.01)        (1.06)         1.30        2.78
                                                    ------       ------       ------        ------        ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income.........        (0.38)       (0.43)       (0.56)        (0.61)        (0.62)      (0.41)
Distributions in excess of net investment
  income.....................................       --             --          --            --            --          (0.01)
Distributions from net realized gains........       --             --          --            (0.39)        (0.14)       --
Distributions from capital...................       --            (0.18)       (0.12)        (0.10)        --          (0.03)
                                                    ------       ------       ------        ------        ------      ------
Total distributions..........................        (0.38)       (0.61)       (0.68)        (1.10)        (0.76)      (0.45)
                                                    ------       ------       ------        ------        ------      ------
Net asset value, end of period...............       $13.04       $13.20       $12.09        $12.78        $14.94      $14.40
                                                    ======       ======       ======        ======        ======      ======
TOTAL RETURN(B)..............................         1.77%       14.73%        0.55%        (6.66)%        8.92%      23.11%
                                                    ======       ======       ======        ======        ======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).........       $1,618       $1,712       $1,234        $2,277        $2,145      $1,481
Ratio of operating expenses to average net
  assets.....................................         1.16%(d)     1.30%        1.33%         1.27%         1.28%       1.35%(d)
Ratio of net investment income to average net
  assets.....................................         5.94%        4.83%        4.90%         4.50%         4.15%       3.80%(d)
Portfolio turnover rate......................           17%(d)       30%          15%           22%           15%         15%
Ratio of operating expenses to average net
  assets without expenses reimbursed.........         1.16%(d)     1.30%        1.33%         1.27%         1.28%       1.38%(d)

------------
(a) The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

Munder Small-Cap Value Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                               K SHARES
                                            -------------------------------------------------------------------------------
                                            PERIOD ENDED    YEAR       YEAR          YEAR          YEAR          PERIOD
                                            12/31/01        ENDED      ENDED         ENDED         ENDED         ENDED
                                            (UNAUDITED)     6/30/01    6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97(C)
                                            -------------------------------------------------------------------------------
Net asset value, beginning of period....       $16.40       $12.17       $13.11        $14.25        $12.04        $10.08
                                               ------       ------       ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................         0.06         0.18         0.04          0.05          0.08          0.09
Net realized and unrealized gain/(loss)
  on investments........................         0.19         4.17        (0.92)        (0.85)         2.83          1.91
                                               ------       ------       ------        ------        ------        ------
Total from investment operations........         0.25         4.35        (0.88)        (0.80)         2.91          2.00
                                               ------       ------       ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income....        (0.05)       (0.12)       (0.06)        (0.06)        (0.06)        (0.04)
Distributions in excess of net
  investment income.....................       --             --          --            (0.01)        --            --
Distributions from net realized capital
  gains.................................        (0.94)        --          --            (0.27)        (0.64)        --
                                               ------       ------       ------        ------        ------        ------
Total distributions.....................        (0.99)       (0.12)       (0.06)        (0.34)        (0.70)        (0.04)
                                               ------       ------       ------        ------        ------        ------
Net asset value, end of period..........       $15.66       $16.40       $12.17        $13.11        $14.25        $12.04
                                               ======       ======       ======        ======        ======        ======
TOTAL RETURN(B).........................         2.29%       35.87%       (6.73)%       (5.33)%       24.53%        19.85%
                                               ======       ======       ======        ======        ======        ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....       $6,451       $9,673       $15,571       $74,472       $84,699       $50,769
Ratio of operating expenses to average
  net assets............................         1.42%(d)     1.29%        1.31%         1.23%         1.27%         1.38%(d)
Ratio of net investment income to
  average net assets....................         0.77%(d)     0.92%        0.31%         0.45%         0.56%         1.93%(d)
Portfolio turnover rate.................           56%         140%          76%           69%           53%           73%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed............................         1.42%(d)     1.29%        1.31%         1.23%         1.27%         1.51%(d)

------------
(a) The Munder Small-Cap Value Fund Class K Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

Munder Small Company Growth Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                               K SHARES
                                     --------------------------------------------------------------------------------------------
                                     PERIOD ENDED      YEAR            YEAR            YEAR            YEAR            YEAR
                                     12/31/01(C)       ENDED           ENDED           ENDED           ENDED           ENDED
                                     (UNAUDITED)       6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
                                     --------------------------------------------------------------------------------------------
Net asset value, beginning of
  period.........................       $14.75           $19.88          $16.54         $  19.96        $  21.62        $  21.08
                                        ------           ------          ------         --------        --------        --------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss..............        (0.05)           (0.11)          (0.15)           (0.07)          (0.13)          (0.12)
Net realized and unrealized
  gain/(loss) on investments.....        (1.45)           (4.05)           3.49            (2.14)           2.58            3.65
                                        ------           ------          ------         --------        --------        --------
Total from investment
  operations.....................        (1.50)           (4.16)           3.34            (2.21)           2.45            3.53
                                        ------           ------          ------         --------        --------        --------
LESS DISTRIBUTIONS:
Distributions from net realized
  capital gains..................       --                (0.44)          --               (1.21)          (4.11)          (2.99)
Distributions in excess of net
  realized gains.................       --                (0.42)          --              --              --              --
Dividends from capital...........       --                (0.11)          --              --              --              --
                                        ------           ------          ------         --------        --------        --------
Total distributions..............       --                (0.97)          --               (1.21)          (4.11)          (2.99)
                                        ------           ------          ------         --------        --------        --------
Net asset value, end of period...       $13.25           $14.75          $19.88         $  16.54        $  19.96        $  21.62
                                        ======           ======          ======         ========        ========        ========
TOTAL RETURN(B)..................       (10.17)%         (21.43)%         20.33%          (10.92)%         12.36%          18.93%
                                        ======           ======          ======         ========        ========        ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).........................       $15,996          $25,378         $55,092        $123,341        $159,837        $152,766
Ratio of operating expenses to
  average net assets.............         1.35%(d)         1.28%           1.26%            1.22%           1.20%           1.22%
Ratio of net investment loss to
  average net assets.............        (0.81)%(d)       (0.69)%         (0.89)%          (0.44)%         (0.57)%         (0.62)%
Portfolio turnover rate..........           30%             162%            158%             108%            123%             98%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed............         1.35%(d)         1.28%           1.26%            1.22%           1.20%           1.22%

------------
(a) The Munder Small Company Growth Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                K SHARES
                                        -----------------------------------------------------------------------------------------
                                        PERIOD ENDED      YEAR         YEAR            YEAR            YEAR            PERIOD
                                        12/31/01(C)       ENDED        ENDED           ENDED           ENDED           ENDED
                                        (UNAUDITED)       6/30/01      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
                                        -----------------------------------------------------------------------------------------
Net asset value, beginning of
  period............................       $ 8.53         $ 12.62        $11.60          $ 8.99          $12.92          $10.06
                                           ------         -------        ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)........        (0.00)(e)       (0.06)         0.00(e)         0.03            0.10            0.05
Net realized and unrealized
  gain/(loss) on investments........        (0.20)          (3.99)         1.02            2.58           (3.72)           2.84
                                           ------         -------        ------          ------          ------          ------
Total from investment operations....        (0.20)          (4.05)         1.02            2.61           (3.62)           2.89
                                           ------         -------        ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income............................        (0.00)(e)       (0.04)        --              --              (0.04)          (0.03)
Distributions from net realized
  gains.............................       --               --            --              --              (0.05)          --
Distributions in excess of net
  realized gains....................       --               --            --              --              (0.22)          --
                                           ------         -------        ------          ------          ------          ------
Total distributions.................        (0.00)(e)       (0.04)        --              --              (0.31)          (0.03)
                                           ------         -------        ------          ------          ------          ------
Net asset value, end of period......       $ 8.33         $  8.53        $12.62          $11.60          $ 8.99          $12.92
                                           ======         =======        ======          ======          ======          ======
TOTAL RETURN(B).....................        (2.29)%        (32.17)%        8.79%          29.03%         (28.34)%         28.69%
                                           ======         =======        ======          ======          ======          ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)............................       $17,851        $26,696        $41,167         $36,438         $31,790         $4,419
Ratio of operating expenses to
  average net assets................         1.64%(d)        2.02%         1.98%           1.85%           1.89%           1.79%(d)
Ratio of net investment
  income/(loss) to average net
  assets............................        (0.07)%(d)      (0.54)%       (0.02)%          0.39%           0.93%           1.14%(d)
Portfolio turnover rate.............          149%            223%          177%            159%             94%             46%
Ratio of operating expenses to
  average net assets without
  expenses..........................         1.64%(d)        2.08%         2.14%           2.12%           2.14%           5.43%(d)

------------
(a) The Munder Framlington Emerging Markets Fund Class K Shares commenced operations on January 10, 1997.

(b) Total return represents aggregate total return for the period.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $.01 per share.

                       See Notes to Financial Statements.

Munder Framlington Healthcare Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                    K SHARES
                                                 -------------------------------------------------------------------------------
                                                 PERIOD ENDED    YEAR          YEAR          YEAR          YEAR          PERIOD
                                                 12/31/01(C)     ENDED         ENDED         ENDED         ENDED         ENDED
                                                 (UNAUDITED)     6/30/01(C)    6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97
                                                 -------------------------------------------------------------------------------
Net asset value, beginning of period.........       $25.29         $28.31        $10.44        $11.80        $10.89      $ 9.45
                                                    ------         ------        ------        ------        ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss..........................        (0.17)         (0.34)        (0.19)        (0.13)        (0.14)      (0.02)
Net realized and unrealized gain/(loss) on
  investments................................        (2.08)         (1.92)        18.06         (1.13)         1.05        1.46
                                                    ------         ------        ------        ------        ------      ------
Total from investment operations.............        (2.25)         (2.26)        17.87         (1.26)         0.91        1.44
                                                    ------         ------        ------        ------        ------      ------
LESS DISTRIBUTIONS:
Distributions from net realized gains........       --              (0.55)        --            (0.08)        --           --
Distributions in excess of net realized
  gains......................................       --              (0.21)        --            (0.02)        --           --
                                                    ------         ------        ------        ------        ------      ------
Total distributions..........................       --              (0.76)        --            (0.10)        --           --
                                                    ------         ------        ------        ------        ------      ------
Net asset value, end of period...............       $23.04         $25.29        $28.31        $10.44        $11.80      $10.89
                                                    ======         ======        ======        ======        ======      ======
TOTAL RETURN(B)..............................        (8.90)%        (8.32)%      170.91%       (10.70)%        8.45%      15.24%
                                                    ======         ======        ======        ======        ======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).........       $  804         $  990        $  387        $   60        $  163      $  119
Ratio of operating expenses to average net
  assets.....................................         1.61%(d)       1.55%         1.61%         1.61%         1.62%       1.55%(d)
Ratio of net investment loss to average net
  assets.....................................        (1.53)%(d)     (1.28)%       (1.01)%       (1.27)%       (1.21)%     (0.95)%(d)
Portfolio turnover rate......................           19%            45%           60%           49%           47%         14%
Ratio of operating expenses to average net
  assets without expenses reimbursed.........         1.70%(d)       1.55%         1.63%         1.92%         2.40%       7.33%(d)

------------
(a) The Munder Framlington Healthcare Fund Class K Shares commenced operations on April 1, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

Munder Framlington International Growth Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                   K SHARES
                                              ----------------------------------------------------------------------------------
                                              PERIOD ENDED    YEAR          YEAR          YEAR          YEAR          PERIOD
                                              12/31/01        ENDED         ENDED         ENDED         ENDED         ENDED
                                              (UNAUDITED)     6/30/01(C)    6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97(C)
                                              ----------------------------------------------------------------------------------
Net asset value, beginning of period......       $10.00         $15.75        $12.75        $11.92        $11.35        $ 9.87
                                                 ------         ------        ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)..............        (0.04)         (0.03)        (0.05)        (0.02)         0.02          0.05
Net realized and unrealized gain/(loss) on
  investments.............................        (1.18)         (4.61)         3.72          0.86          0.61          1.43
                                                 ------         ------        ------        ------        ------        ------
Total from investment operations..........        (1.22)         (4.64)         3.67          0.84          0.63          1.48
                                                 ------         ------        ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income......        (0.11)         --            (0.08)        --            (0.02)        --
Distributions in excess of net investment
  income..................................       --              --            (0.05)        --            --            --
Distributions from net realized gains.....       --              (1.11)        (0.54)        (0.01)        (0.03)        --
Distributions in excess of net realized
  gains...................................       --              --            --            --            (0.01)        --
                                                 ------         ------        ------        ------        ------        ------
Total distributions.......................        (0.11)         (1.11)        (0.67)        (0.01)        (0.06)        --
                                                 ------         ------        ------        ------        ------        ------
Net asset value, end of period............       $ 8.67         $10.00        $15.75        $12.75        $11.92        $11.35
                                                 ======         ======        ======        ======        ======        ======
TOTAL RETURN(B)...........................       (12.12)%       (31.19)%       28.98%         7.02%         5.60%        14.99%
                                                 ======         ======        ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)......       $2,343         $4,691        $2,839        $1,834        $2,271        $1,089
Ratio of operating expenses to average net
  assets..................................         1.69%(d)       1.72%         1.69%         1.61%         1.62%         1.55%(d)
Ratio of net investment income/(loss) to
  average net assets......................        (0.84)%(d)     (0.29)%       (0.34)%       (0.17)%        0.21%         1.01%(d)
Portfolio turnover rate...................          116%           119%           65%           66%           38%           15%
Ratio of operating expenses to average net
  assets without expenses reimbursed......         1.84%(d)       1.81%         1.71%         1.76%         1.82%         2.56%(d)

------------
(a) The Munder Framlington International Growth Fund Class K Shares commenced operations on January 10, 1997.

(b) Total return represents aggregate total return for the period.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

Munder Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                               K SHARES
                                            -------------------------------------------------------------------------------
                                            PERIOD ENDED    YEAR          YEAR          YEAR          YEAR          YEAR
                                            12/31/01(C)     ENDED         ENDED         ENDED         ENDED         ENDED
                                            (UNAUDITED)     6/30/01(C)    6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97
                                            -------------------------------------------------------------------------------
Net asset value, beginning of period....       $ 9.50        $  9.24       $  9.62       $  9.99       $  9.57      $  9.53
                                               ------        -------       -------       -------       -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................         0.28(e)        0.60          0.57          0.58          0.59         0.61
Net realized and unrealized gain/(loss)
  on investments........................        (0.01)          0.28         (0.32)        (0.40)         0.40         0.01
                                               ------        -------       -------       -------       -------      -------
Total from investment operations........         0.27           0.88          0.25          0.18          0.99         0.62
                                               ------        -------       -------       -------       -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income....        (0.28)         (0.62)        (0.57)        (0.55)        (0.57)       (0.58)
Distributions from net realized capital
  gains.................................       --              --            (0.06)        --            --           --
                                               ------        -------       -------       -------       -------      -------
Total distributions.....................        (0.28)         (0.62)        (0.63)        (0.55)        (0.57)       (0.58)
                                               ------        -------       -------       -------       -------      -------
Net asset value, end of period..........       $ 9.49        $  9.50       $  9.24       $  9.62       $  9.99      $  9.57
                                               ======        =======       =======       =======       =======      =======
TOTAL RETURN(B).........................         2.85%          9.79%         2.68%         1.72%        10.57%        6.72%
                                               ======        =======       =======       =======       =======      =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....       $46,284       $48,685       $40,150       $51,465       $43,281      $34,999
Ratio of operating expenses to average
  net assets............................         1.01%(d)       0.98%         0.99%         0.97%         0.96%        0.96%
Ratio of net investment income to
  average net assets....................         5.71%(d)(e)     6.30%        6.10%         5.77%         5.93%        6.34%
Portfolio turnover rate.................          109%           347%          205%          142%          222%         279%
Ratio of operating expenses to average
  net assets without expense
  reimbursed............................         1.01%(d)       0.98%         0.99%         0.97%         0.96%        0.96%

------------
(a) The Munder Bond Fund Class K Shares commenced operations on November 23,
    1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.29 and the ratio of net investment income to average net assets would have been 5.93%.

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                K SHARES
                                       ------------------------------------------------------------------------------------------
                                       PERIOD ENDED      YEAR          YEAR            YEAR            YEAR            YEAR
                                       12/31/01(C)       ENDED         ENDED           ENDED           ENDED           ENDED
                                       (UNAUDITED)       6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
                                       ------------------------------------------------------------------------------------------
Net asset value, beginning of
  period............................     $   9.37        $   9.08       $   9.26        $   9.50        $   9.33        $   9.31
                                         --------        --------       --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............         0.25(e)         0.55           0.51            0.51            0.55            0.55
Net realized and unrealized
  gain/(loss) on investments........         0.08            0.29          (0.17)          (0.24)           0.15            0.02
                                         --------        --------       --------        --------        --------        --------
Total from investment operations....         0.33            0.84           0.34            0.27            0.70            0.57
                                         --------        --------       --------        --------        --------        --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income............................        (0.28)          (0.55)         (0.52)          (0.51)          (0.53)          (0.55)
                                         --------        --------       --------        --------        --------        --------
Total distributions.................        (0.28)          (0.55)         (0.52)          (0.51)          (0.53)          (0.55)
                                         --------        --------       --------        --------        --------        --------
Net asset value, end of period......     $   9.42        $   9.37       $   9.08        $   9.26        $   9.50        $   9.33
                                         ========        ========       ========        ========        ========        ========
TOTAL RETURN(B).....................         3.51%           9.50%          3.80%           2.83%           7.73%           6.34%
                                         ========        ========       ========        ========        ========        ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)............................     $241,412        $254,904       $268,001        $339,622        $355,840        $325,331
Ratio of operating expenses to
  average net assets................         0.96%(d)        0.96%          0.96%           0.95%           0.93%           0.93%
Ratio of net investment income to
  average net assets................         5.28%(d)(e)     5.87%          5.63%           5.38%           5.77%           5.91%
Portfolio turnover rate.............           40%            179%           130%            128%            194%            325%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed...............         0.96%(d)        0.96%          0.96%           0.95%           0.93%           0.93%

------------
(a) The Munder Intermediate Bond Fund Class K Shares commenced operations on November 20, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.26 and the ratio of net investment income to average net assets would have been 5.40%.

                       See Notes to Financial Statements.

Munder International Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                    K SHARES
                                               ----------------------------------------------------------------------------------
                                               PERIOD ENDED    YEAR          YEAR            YEAR            YEAR         PERIOD
                                               12/31/01(C)     ENDED         ENDED           ENDED           ENDED        ENDED
                                               (UNAUDITED)     6/30/01(C)    6/30/00(C)      6/30/99(C)      6/30/98      6/30/97
                                               ----------------------------------------------------------------------------------
Net asset value, beginning of period.......      $  8.61         $ 9.29        $ 9.75          $ 9.67        $ 9.83        $9.54
                                                 -------         ------        ------          ------        ------        -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................         0.13           0.25          0.28            0.31          0.19         0.09
Net realized and unrealized gain/(loss) on
  investments..............................         0.17          (0.93)        (0.24)           0.10         (0.11)        0.20
                                                 -------         ------        ------          ------        ------        -----
Total from investment operations...........         0.30          (0.68)         0.04            0.41          0.08         0.29
                                                 -------         ------        ------          ------        ------        -----
LESS DISTRIBUTIONS:
Dividends from net investment income.......        (0.14)         --            (0.50)          (0.18)        (0.22)        --
Distributions from net realized gains......       --              --            --              (0.15)        (0.02)        --
                                                 -------         ------        ------          ------        ------        -----
Total distributions........................        (0.14)         --            (0.50)          (0.33)        (0.24)        --
                                                 -------         ------        ------          ------        ------        -----
Net asset value, end of period.............      $  8.77         $ 8.61        $ 9.29          $ 9.75        $ 9.67        $9.83
                                                 =======         ======        ======          ======        ======        =====
TOTAL RETURN(B)............................         3.40%         (7.32)%        0.24%           3.92%         0.80%        3.04%
                                                 =======         ======        ======          ======        ======        =====
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).......      $     6         $   95        $   44          $   27        $   77        $ 103
Ratio of operating expenses to average net
  assets...................................         1.10%(d)       1.10%         1.16%           1.14%         1.11%        1.14%(d)
Ratio of net investment income to average
  net assets...............................         2.86%(d)       2.78%         2.94%           3.03%         3.53%        3.61%(d)
Portfolio turnover rate....................           10%            87%          138%             59%           81%          75%
Ratio of operating expenses to average net
  assets without expenses reimbursed.......         1.10%(d)       1.10%         1.16%           1.14%         1.11%        1.18%(d)

------------
(a) The Munder International Bond Fund Class K Shares commenced operations on March 25, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

Munder U.S. Government Income Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                     K SHARES
                                       ---------------------------------------------------------------------
                                       PERIOD ENDED   YEAR      YEAR         YEAR         YEAR      YEAR
                                       12/31/01(C)    ENDED     ENDED        ENDED        ENDED     ENDED
                                       (UNAUDITED)    6/30/01   6/30/00(C)   6/30/99(C)   6/30/98   6/30/97
                                       ---------------------------------------------------------------------
Net asset value, beginning of
  period.............................    $ 10.21      $ 9.79     $ 10.03      $ 10.38     $10.09    $   9.98
                                         -------      -------    -------      -------     -------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................       0.28(f)     0.59        0.60         0.59       0.60        0.65
Net realized and unrealized
  gain/(loss) on investments.........       0.16        0.44       (0.24)       (0.37)      0.36        0.07
                                         -------      -------    -------      -------     -------   --------
Total from investment operations.....       0.44        1.03        0.36         0.22       0.96        0.72
                                         -------      -------    -------      -------     -------   --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.............................      (0.30)      (0.61)      (0.60)       (0.55)     (0.61)      (0.61)
Distributions from net realized
  gains..............................     --            --         (0.00)(e)    (0.01)     (0.06)      (0.00)(e)
Distributions in excess of net
  realized
  gains..............................     --            --         (0.00)(e)    (0.01)      --         --
                                         -------      -------    -------      -------     -------   --------
Total distributions..................      (0.30)      (0.61)      (0.60)       (0.57)     (0.67)      (0.61)
                                         -------      -------    -------      -------     -------   --------
Net asset value, end of period.......    $ 10.35      $10.21     $  9.79      $ 10.03     $10.38    $  10.09
                                         =======      =======    =======      =======     =======   ========
TOTAL RETURN(B)......................       4.35%      10.74%       3.74%        2.11%      9.70%       7.49%
                                         =======      =======    =======      =======     =======   ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).............................    $160,394     $170,872   $177,334     $213,327    $219,724  $197,479
Ratio of operating expenses to
  average net assets.................       1.00%(d)    0.97%       0.97%        0.96%      0.94%       0.96%
Ratio of net investment income to
  average net assets.................       5.32%(d)(f)   5.86%     6.07%        5.74%      6.00%       6.51%
Portfolio turnover rate..............         17%         23%         15%          23%        85%        130%
Ratio of operating expenses to
  average net assets without expenses
  reimbursed.........................       1.00%(d)    9.70%       0.97%        0.96%      0.94%       0.96%

------------
(a) The Munder U.S. Government Income Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $0.01 per share.

(f) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.29 and the ratio of net investment income to average net assets would have been 5.45%.

                       See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                     K SHARES
                                       --------------------------------------------------------------------
                                       PERIOD ENDED   YEAR      YEAR      YEAR         YEAR      YEAR
                                       12/31/01(C)    ENDED     ENDED     ENDED        ENDED     ENDED
                                       (UNAUDITED)    6/30/01   6/30/00   6/30/99(C)   6/30/98   6/30/97(C)
                                       --------------------------------------------------------------------
Net asset value, beginning of
  period.............................    $  9.97      $ 9.45    $ 9.62     $ 10.06     $ 9.64     $  9.34
                                         -------      -------   -------    -------     -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................       0.19        0.39      0.39        0.39       0.42        0.43
Net realized and unrealized
  gain/(loss) on investments.........      (0.06)       0.52     (0.16)      (0.28)      0.44        0.30
                                         -------      -------   -------    -------     -------    -------
Total from investment operations.....       0.13        0.91      0.23        0.11       0.86        0.73
                                         -------      -------   -------    -------     -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.............................      (0.19)      (0.39)    (0.40)      (0.39)     (0.42)      (0.43)
Distributions from net realized
  gains..............................     --            --        --         (0.16)     (0.02)      (0.00)(e)
                                         -------      -------   -------    -------     -------    -------
Total distributions..................      (0.19)      (0.39)    (0.40)      (0.55)     (0.44)      (0.43)
                                         -------      -------   -------    -------     -------    -------
Net asset value, end of period.......    $  9.91      $ 9.97    $ 9.45     $  9.62     $10.06     $  9.64
                                         =======      =======   =======    =======     =======    =======
TOTAL RETURN(B)......................       1.33%       9.75%     2.48%       0.99%      9.02%       8.00%
                                         =======      =======   =======    =======     =======    =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).............................    $44,108      $45,498   $45,515    $64,065     $57,574    $43,316
Ratio of operating expenses to
  average net assets.................       0.91%(d)    0.98%     1.03%       1.00%      0.98%       0.88%
Ratio of net investment income to
  average net assets.................       3.80%(d)    3.98%     4.14%       3.89%      4.29%       4.57%
Portfolio turnover rate..............          5%         11%       13%         33%        34%         19%
Ratio of operating expenses to
  average net assets without expenses
  reimbursed.........................       0.91%(d)    0.98%     1.03%       1.00%      0.98%       1.02%

------------
(a) The Munder Michigan Tax-Free Bond Fund Class K Shares commenced operations on January 3, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                          K SHARES
                                       ------------------------------------------------------------------------------
                                       PERIOD ENDED    YEAR          YEAR          YEAR        YEAR        YEAR
                                       12/31/01(C)     ENDED         ENDED         ENDED       ENDED       ENDED
                                       (UNAUDITED)     6/30/01(C)    6/30/00(C)    6/30/99     6/30/98     6/30/97(C)
                                       ------------------------------------------------------------------------------
Net asset value, beginning of
  period...........................      $  10.29       $   9.79      $  10.03     $ 10.74     $ 10.52      $  10.35
                                         --------       --------      --------     --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............          0.20           0.41          0.41        0.42        0.49          0.47
Net realized and unrealized
  gain/(loss) on investments.......         (0.08)          0.50         (0.15)      (0.32)       0.38          0.25
                                         --------       --------      --------     --------    --------     --------
Total from investment operations...          0.12           0.91          0.26        0.10        0.87          0.72
                                         --------       --------      --------     --------    --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income...........................         (0.20)         (0.41)        (0.42)      (0.42)      (0.49)        (0.47)
Distributions from net realized
  gains............................         (0.04)        --             (0.08)      (0.39)      (0.16)        (0.08)
                                         --------       --------      --------     --------    --------     --------
Total distributions................         (0.24)         (0.41)        (0.50)      (0.81)      (0.65)        (0.55)
                                         --------       --------      --------     --------    --------     --------
Net asset value, end of period.....      $  10.17       $  10.29      $   9.79     $ 10.03     $ 10.74      $  10.52
                                         ========       ========      ========     ========    ========     ========
TOTAL RETURN(B)....................          1.40%          9.45%         2.73%       0.82%       8.43%         7.13%
                                         ========       ========      ========     ========    ========     ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)...........................      $111,173       $122,217      $134,676     $173,863    $194,077     $190,243
Ratio of operating expenses to
  average net assets...............          0.93%(d)       1.01%         1.00%       0.98%       0.93%         0.95%
Ratio of net investment income to
  average net assets...............          3.82%(d)       4.05%         4.26%       3.94%       4.60%         4.52%
Portfolio turnover rate............             2%            19%            6%         32%         61%           45%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed..............          0.93%(d)       1.01%         1.00%       0.98%       0.93%         0.95%

------------
(a) The Munder Tax-Free Bond Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                K SHARES
                                         ---------------------------------------------------------------------------------------
                                         PERIOD ENDED   YEAR            YEAR            YEAR            YEAR          YEAR
                                         12/31/01(C)    ENDED           ENDED           ENDED           ENDED         ENDED
                                         (UNAUDITED)    6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98       6/30/97(C)
                                         ---------------------------------------------------------------------------------------
Net asset value, beginning of
  period..............................     $  10.40      $  10.05        $  10.22        $  10.46       $  10.41       $  10.34
                                           --------      --------        --------        --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................         0.19          0.39            0.38            0.38           0.43           0.41
Net realized and unrealized
  gain/(loss) on investments..........       --              0.35           (0.12)          (0.14)          0.13           0.10
                                           --------      --------        --------        --------       --------       --------
Total from investment operations......         0.19          0.74            0.26            0.24           0.56           0.51
                                           --------      --------        --------        --------       --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income..............................        (0.18)        (0.39)          (0.38)          (0.38)         (0.42)         (0.41)
Distributions from net realized
  gains...............................        (0.06)       --               (0.05)          (0.10)         (0.09)         (0.03)
                                           --------      --------        --------        --------       --------       --------
Total distributions...................        (0.24)        (0.39)          (0.43)          (0.48)         (0.51)         (0.44)
                                           --------      --------        --------        --------       --------       --------
Net asset value, end of period........     $  10.35      $  10.40        $  10.05        $  10.22       $  10.46       $  10.41
                                           ========      ========        ========        ========       ========       ========
TOTAL RETURN(B).......................         1.82%         7.51%           2.68%           2.27%          5.44%          5.04%
                                           ========      ========        ========        ========       ========       ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)..............................     $155,905      $171,009        $201,005        $268,948       $295,601       $283,641
Ratio of operating expenses to average
  net assets..........................         0.96%(d)      0.97%           0.97%           0.96%          0.94%          0.93%
Ratio of net investment income to
  average net assets..................         3.54%(d)      3.79%           3.75%           3.63%          4.07%          3.96%
Portfolio turnover rate...............            2%           23%             15%             25%            27%            31%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed..........................         0.96%(d)      0.97%           0.97%           0.96%          0.94%          0.93%

------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class K Shares commenced operations on February 9, 1987.

(b) Total return represents aggregate total return for the period.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

Munder Cash Investment Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                       K SHARES
                                       ------------------------------------------------------------------------
                                       PERIOD ENDED    YEAR        YEAR        YEAR        YEAR        YEAR
                                       12/31/01        ENDED       ENDED       ENDED       ENDED       ENDED
                                       (UNAUDITED)     6/30/01     6/30/00     6/30/99     6/30/98     6/30/97
                                       ------------------------------------------------------------------------
Net asset value, beginning of
  period...........................      $   1.00      $  1.00     $  1.00     $  1.00     $  1.00     $   1.00
                                         --------      --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............         0.013        0.053       0.051       0.046       0.050        0.048
                                         --------      --------    --------    --------    --------    --------
Total from investment operations...         0.013        0.053       0.051       0.046       0.050        0.048
                                         --------      --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income...........................        (0.013)      (0.053)     (0.051)     (0.046)     (0.050)      (0.048)
                                         --------      --------    --------    --------    --------    --------
Total distributions................        (0.013)      (0.053)     (0.051)     (0.046)     (0.050)      (0.048)
                                         --------      --------    --------    --------    --------    --------
Net asset value, end of period.....      $   1.00      $  1.00     $  1.00     $  1.00     $  1.00     $   1.00
                                         ========      ========    ========    ========    ========    ========
TOTAL RETURN(B)....................          1.30%        5.46%       5.23%       4.68%       5.14%        4.90%
                                         ========      ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)...........................      $872,655      $849,108    $811,582    $869,709    $672,842    $599,858
Ratio of operating expenses to
  average net assets...............          0.71%(c)     0.71%       0.70%       0.68%       0.66%        0.70%
Ratio of net investment income to
  average net assets...............          2.57%(c)     5.30%       5.11%       4.57%       5.02%        4.81%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed..............          0.71%(c)     0.71%       0.70%       0.68%       0.66%        0.70%

------------
(a) The Munder Cash Investment Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                       K SHARES
                                       ------------------------------------------------------------------------
                                       PERIOD ENDED    YEAR        YEAR        YEAR        YEAR        YEAR
                                       12/31/01        ENDED       ENDED       ENDED       ENDED       ENDED
                                       (UNAUDITED)     6/30/01     6/30/00     6/30/99     6/30/98     6/30/97
                                       ------------------------------------------------------------------------
Net asset value, beginning of
  period...........................      $   1.00      $  1.00     $  1.00     $  1.00     $  1.00     $   1.00
                                         --------      --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............         0.008        0.031       0.030       0.026       0.029        0.028
                                         --------      --------    --------    --------    --------    --------
Total from investment operations...         0.008        0.031       0.030       0.026       0.029        0.028
                                         --------      --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income...........................        (0.008)      (0.031)     (0.030)     (0.026)     (0.029)      (0.028)
                                         --------      --------    --------    --------    --------    --------
Total distributions................        (0.008)      (0.031)     (0.030)     (0.026)     (0.029)      (0.028)
                                         --------      --------    --------    --------    --------    --------
Net asset value, end of period.....      $   1.00      $  1.00     $  1.00     $  1.00     $  1.00     $   1.00
                                         ========      ========    ========    ========    ========    ========
TOTAL RETURN(B)....................          0.78%        3.19%       3.04%       2.61%       2.98%        2.90%
                                         ========      ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)...........................      $211,028      $246,089    $229,726    $289,536    $205,600    $226,782
Ratio of operating expenses to
  average net assets...............          0.75%(c)     0.71%       0.71%       0.70%       0.69%        0.68%
Ratio of net investment income to
  average net assets...............          1.54%(c)     3.16%       2.99%       2.57%       2.93%        2.86%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed..............          0.75%(c)     0.71%       0.71%       0.70%       0.69%        0.68%

------------
(a) The Munder Tax-Free Money Market Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

                       See Notes to Financial Statements.

Munder U. S. Treasury Money Market Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                 K SHARES
                                                ---------------------------------------------------------------------------
                                                PERIOD ENDED    YEAR         YEAR         YEAR         YEAR         YEAR
                                                12/31/01        ENDED        ENDED        ENDED        ENDED        ENDED
                                                (UNAUDITED)     6/30/01      6/30/00      6/30/99      6/30/98      6/30/97
                                                ---------------------------------------------------------------------------
Net asset value, beginning of period........       $ 1.00       $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                   ------       -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................        0.011         0.049        0.047        0.042        0.048        0.047
                                                   ------       -------      -------      -------      -------      -------
Total from investment operations............        0.011         0.049        0.047        0.042        0.048        0.047
                                                   ------       -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income........       (0.011)       (0.049)      (0.047)      (0.042)      (0.048)      (0.047)
                                                   ------       -------      -------      -------      -------      -------
Total distributions.........................       (0.011)       (0.049)      (0.047)      (0.042)      (0.048)      (0.047)
                                                   ------       -------      -------      -------      -------      -------
Net asset value, end of period..............       $ 1.00       $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                   ======       =======      =======      =======      =======      =======
TOTAL RETURN(B).............................         1.10%         4.98%        4.77%        4.33%        4.87%        4.73%
                                                   ======       =======      =======      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)........       $17,225      $49,976      $13,440      $21,777      $41,247      $41,877
Ratio of operating expenses to average net
  assets....................................         0.71%(c)      0.76%        0.76%        0.73%        0.72%        0.69%
Ratio of net investment income to average
  net assets................................         2.07%(c)      4.82%        4.65%        4.23%        4.77%        4.64%
Ratio of operating expenses to average net
  assets without expenses reimbursed........         0.71%(c)      0.76%        0.76%        0.73%        0.72%        0.69%

------------
(a) The Munder U. S. Treasury Money Market Fund Class K Shares commenced operations on November 25, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

                       See Notes to Financial Statements.

The Munder Funds
        Notes To Financial Statements, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 33 portfolios currently in operation. Information presented in these financial statements pertains to the following funds only (each a "Fund" collectively, the "Funds") as follows:

MFI:
EQUITY FUNDS
Munder Bio(Tech)(2) Fund
Munder Digital Economy Fund
Munder Future Technology Fund
Munder International NetNet Fund
Munder Large-Cap Growth Fund (formerly Munder Focus Growth Fund)
Munder Micro-Cap Equity Fund
Munder MidCap Select Fund
Munder Multi-Season Growth Fund
Munder Power Plus Fund
Munder Real Estate Equity Investment Fund
Munder Small-Cap Value Fund

INCOME FUND
Munder International Bond Fund

FRAMLINGTON:
Munder Framlington Emerging Markets Fund
Munder Framlington Global Financial Services Fund
Munder Framlington Healthcare Fund
Munder Framlington International Growth Fund

MFT:
EQUITY FUNDS
Munder Balanced Fund
Munder Index 500 Fund
Munder International Equity Fund
Munder Large-Cap Value Fund (formerly
Munder Equity Income Fund)
Munder Small Company Growth Fund

INCOME FUNDS
Munder Bond Fund
Munder Intermediate Bond Fund
Munder U.S. Government Income Fund
Munder Michigan Tax-Free Bond Fund
Munder Tax-Free Bond Fund
Munder Tax-Free Short-Intermediate Bond Fund

MONEY MARKET FUNDS
Munder Cash Investment Fund
Munder Tax-Free Money Market Fund
Munder U.S. Treasury Money Market Fund

   The Equity and Income Funds (with the exception of the Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder Future Technology Fund, Munder International NetNet Fund, Munder Large-Cap Growth Fund, Munder MidCap Select Fund, Munder Power Plus Fund and Munder Framlington Global Financial Services
Fund) offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder Future Technology Fund, Munder International NetNet Fund, Munder Large-Cap Growth Fund, Munder MidCap Select Fund, Munder Power Plus Fund and Munder Framlington Global Financial Services Fund offer five classes of shares -- Class A, Class B, Class II, Class K and Class Y Shares. As of December 31, 2001, Class C Shares of the Munder Index 500 Fund and Class K Shares of the Munder Large-Cap Growth Fund, Munder MidCap Select Fund and Munder Framlington Global Financial Services Fund had not commenced operations. The Money Market Funds offer three classes of shares -- Class A, Class K and Class Y Shares. The Financial Highlights of Class A,

The Munder Funds
        Notes To Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

Class B, Class C, Class II and Class Y Shares are presented in separate annual reports. Each Fund is classified as a diversified management investment company under the 1940 Act, other than Munder Future Technology Fund and Munder International Bond Fund which are each classified as non-diversified. On October 31, 2001, Munder Focus Growth Fund and Munder Equity Income Fund changed their names to Munder Large-Cap Growth Fund and Munder Large-Cap Value Fund, respectively.

   On November 13, 2001, the Board of Directors/Trustees of the Funds approved the reorganization of the Munder Digital Economy Fund with and into the Munder Large-Cap Growth Fund, the reorganization of the Munder Framlington Global Financial Services Fund with and into the Munder Large-Cap Value Fund and the reorganization of the Munder International NetNet Fund with and into the Munder NetNet Fund. A meeting of the shareholders of the Munder Digital Economy Fund and the Munder Large-Cap Growth Fund, a meeting of the shareholders of the Munder Framlington Global Financial Services Fund and a meeting of the shareholders of the Munder International NetNet Fund has been called for April 2, 2002 for the purpose of seeking approval of the proposed reorganizations. The Munder Digital Economy Fund, the Munder Framlington Global Financial Services Fund and the Munder International NetNet Fund were closed to new investors on November 15, 2001 and subsequently closed to all investors on December 31, 2001.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

   Security Valuation: With respect to the Equity and Income Funds, securities (including financial futures, if any) traded on a recognized securities exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by the Boards of Trustees and Directors. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Debt securities held by the Money Market Funds are also valued on an amortized cost basis, which approximates current market value. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Money Market Funds is performed pursuant to procedures established by the Boards of Trustees and Directors. Each Money Market Fund seeks to maintain a net asset value per share of $1.00.

The Munder Funds
        Notes To Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

   Forward Foreign Currency Exchange Contracts: Each Equity Fund (except Real Estate Equity Investment Fund) and the Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund and Munder U.S. Government Income Fund may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the current exchange rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

   Foreign Currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period for the Munder International Equity Fund, Munder International Bond Fund, Munder International NetNet Fund, Munder Framlington Emerging Markets Fund, and Munder International Growth Fund. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net assets translations. Net realized gains and losses from foreign currency transactions include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in net realized gains and losses from security transactions.

   Futures Contracts: Each of the Equity Funds and the Income Funds may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

   There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The Munder Funds
        Notes To Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

   Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period during which a Fund seeks to assert its rights. Munder Capital Management or World Asset Management, a division of Munder Capital Management (the "Advisor") reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

   Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and a Fund will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income is reflected on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

   Options: Each of the Equity Funds and the Bond Funds (except the Munder Tax-Free Short-Intermediate Bond Fund) may write put or call options on securities they own or have the right to acquire, and may purchase call or put options written by others. Options may relate to individual securities, stock indices, foreign currencies or futures contracts. The purchase of any of these instruments can result in the loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security. The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

   When a Fund purchases an option, the premium paid by a Fund is recorded as an asset. When a Fund writes an option, an amount equal to the premium received is recorded as a liability. The amount of this asset or liability is adjusted daily to reflect the current market value of the option. If an option purchased by a Fund expires unexercised, a Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, a Fund will recognize a gain if the premium received by a Fund on the closing transaction exceeds the premium paid to purchase the option. When an option written by a Fund expires on its stipulated expiration date, a Fund realizes a gain equal to the net premium received for the option. When a Fund enters into a closing purchase transaction on an option written by it, a Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by a Fund.

The Munder Funds
        Notes To Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

   Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. General expenses of each Fund are prorated among the share classes based on the relative average net assets of each class.

   Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

   Income Recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual statements issued for fiscal years beginning after December 15, 2000 and contains a provision that requires investment companies to amortize premiums and discounts on fixed income securities. Prior to the adoption of the provision of the Guide, the Munder Balanced Fund, Munder Bond Fund, Munder Intermediate Bond Fund, and Munder U.S. Government Income Fund did not amortize premiums on fixed income securities and did not amortize premiums or discounts on mortgage-backed securities. During the period, the Munder Balanced Fund, Munder Bond Fund, Munder Intermediate Bond Fund and Munder U.S. Government Income Fund began amortization of discounts and premiums on all fixed income securities using the effective interest method as required by the Guide.

   The effect of adopting and applying the provision of the Guide has not resulted in adjustments to the Munder Balanced Fund, Munder Bond Fund, Munder Intermediate Bond Fund and Munder U.S. Government Income Fund's net assets reported in the financial statements. Rather, the cumulative effect of the change has been reflected as an adjustment to the amount of amortized cost of fixed income securities held as of the beginning of the year based on retroactive computation of premiums and discounts from the initial acquisition date of each security. The effect of the change for the current year on net investment income, net realized and unrealized gains and losses has been recorded in the financial statements. Additionally, the effect of the change on the per share data and ratio of net investment income to average net assets has been reflected in the financial highlights.

   Effective July 1, 2001, the Munder Balanced Fund, Munder Bond Fund, Munder Intermediate Bond Fund and Munder U.S. Government Income Fund adopted this provision of the Guide. The cumulative effect of the change on cost of investments for periods prior to July 1, 2001 and the changes for the period ended December 31, 2001 are as follows:

                                            CUMULATIVE       EFFECT ON NET                             EFFECT ON
                                         EFFECT OF CHANGE     INVESTMENT      EFFECT ON REALIZED      UNREALIZED
                                            ON COST OF        INCOME FOR       GAIN/(LOSS) FOR      GAIN/(LOSS) FOR
                                           INVESTMENTS       PERIOD ENDED        PERIOD ENDED        PERIOD ENDED
                                         PRIOR TO 7/1/01       12/31/01            12/31/01            12/31/01
                                         ----------------    -------------    ------------------    ---------------
Munder Balanced Fund.................       $ (10,081)         $  (7,811)          $  1,168            $   6,643
Munder Bond Fund.....................        (665,869)          (194,624)           310,035             (115,411)
Munder Intermediate Bond Fund........        (474,359)          (233,688)            60,590              173,098
Munder U.S. Government Income Fund...        (537,334)          (151,665)           134,511               17,154

The Munder Funds
        Notes To Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

   Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually (if available) by the Equity Funds (excluding Munder Balanced Fund, Munder Index 500 Fund Munder Large-Cap Value Fund and Munder Small Company Growth Fund for which dividends are declared and paid quarterly (if available) and the Munder Real Estate Equity Investment Fund for which dividends are declared and paid monthly (if available); declared and paid monthly (if available) by the Income Funds (excluding Munder International Bond Fund for which dividends are paid at least annually (if available); and declared daily and paid monthly by the Money Market Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

   Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Munder Balanced Fund, Munder Index 500 Fund, Munder International NetNet Fund, Munder Large-Cap Value Fund, Munder Multi-Season Growth Fund and Munder Small Company Growth Fund also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

   Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. INVESTMENT ADVISOR, SUB-ADVISOR AND OTHER RELATED PARTY TRANSACTIONS

   For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                               FEES ON ASSETS
                                             FEES ON ASSETS       BETWEEN        FEES ON ASSETS
                                                 UP TO           $4 BILLION        EXCEEDING
                                               $4 BILLION      AND $5 BILLION      $5 BILLION
                                             --------------    --------------    --------------
Munder Future Technology Fund..............      1.00%             0.95%             0.90%

                                             FEES ON ASSETS     FEES ON ASSETS
                                                 UP TO            EXCEEDING
                                              $250 MILLION       $250 MILLION
                                            ----------------    --------------
Munder Framlington Healthcare Fund and
  Munder Framlington International Growth
  Fund....................................       1.00%              0.75%

The Munder Funds
        Notes To Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                            FEES ON AVERAGE
                                            DAILY NET ASSETS
                                            ----------------
Munder Bio(Tech)(2) Fund, Munder
  International NetNet Fund, and Munder
  Framlington Emerging Markets Fund.......       1.25%
Munder Micro-Cap Equity Fund..............       1.00%
Munder Digital Economy Fund, Munder
  International Equity Fund, Munder
  Large-Cap Value Fund, Munder
  Multi-Season Growth Fund, Munder Power
  Plus Fund, Munder Small-Cap Value Fund
  and Munder Small Company Growth Fund....       0.75%
Munder Real Estate Equity Investment
  Fund....................................       0.74%
Munder Balanced Fund......................       0.65%
The Income Funds..........................       0.50%
The Money Market Funds....................       0.35%

                                                                FEES ON ASSETS
                                              FEES ON ASSETS       BETWEEN        FEES ON ASSETS
                                                  UP TO            $250 AND         EXCEEDING
                                               $250 MILLION      $500 MILLION      $500 MILLION
                                              --------------    --------------    --------------
Munder Index 500 Fund.....................        0.20%             0.12%             0.07%

   The Advisor voluntarily reimbursed expenses for the period ended December 31, 2001, for the following Funds:

                            FUND                                FEES WAIVED
                            ----                                -----------
Munder Bio(Tech)(2) Fund....................................     $ 33,406
Munder Framlington Healthcare Fund..........................      201,151
Munder Framlington International Growth Fund................       37,373

   Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to Munder Bio(Tech)(2) Fund, Munder International NetNet Fund and the Munder Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to Munder Framlington International Growth Fund and Munder Framlington Healthcare Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to Munder Bio(Tech)2 Fund, Munder International NetNet Fund and Munder Framlington Emerging Markets Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.625% of the Fund's average daily net assets. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

   Comerica Inc. ("Comerica"), through its wholly-owned subsidiary Comerica Bank, owns approximately 94% of the Advisor. Comerica Bank provides certain sub-transfer agency and related services to the Funds. As compensation for the sub-transfer agency and related services provided to the Funds, Comerica Bank receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica Bank and its customers. Comerica Bank earned $177,508 for its sub-transfer agency and related services to the Funds for the period ended December 31, 2001.

The Munder Funds
        Notes To Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

   Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, Framlington and St. Clair Funds, Inc. The fee consists of a $68,000 annual retainer ($90,000 for the Chairman) for services in such capacity, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of the Munder @Vantage Fund is paid an annual retainer of $4,000 for services as a Board member plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committees (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receive an annual retainer of $3,000 for such service. No officer, director or employee of the Advisor, Sub-Advisor or Comerica received any compensation from MFI, MFT or Framlington.

3. DISTRIBUTION AND SERVICE PLAN

   The Funds have a Distribution and Service Plan (the "Plan") with respect to the Class A, Class B, Class C, Class II and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, the service fees are used primarily to pay securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Plan also permits payments with respect to Class B, Class C and Class II Shares to be made by each Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Funds).

   Comerica Securities, a wholly-owned subsidiary of Comerica, is among the Service Organizations who receive shareholder service fees from the Funds under the Plan. For the period ended December 31, 2001, the Funds paid $10,004 to Comerica Securities for shareholder services provided to Class A, Class B, Class C, Class II and Class K shareholders.

   Comerica Bank is among the Service Organizations who receive shareholder service fees from the Funds under the Plan. For the period ended December 31, 2001, the Funds paid $2,694,990 to Comerica Bank for shareholder services provided to Class A, Class B, Class C, Class II and Class K shareholders.

   The effective rates, as a percentage of average daily net assets, payable under the Plan are as follows:

   Munder Balanced Fund, Munder Index 500 Fund, Munder International Equity Fund, Munder Large-Cap Value Fund, Munder Micro-Cap Equity Fund, Munder Multi-Season Growth Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund, Munder Small Company Growth Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund, Munder Framlington International Growth Fund and the Munder Income Funds:

CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS K SHARES
  12B-1 FEES       12B-1 FEES       12B-1 FEES      SERVICE FEES
--------------   --------------   --------------   --------------
    0.25%            1.00%            1.00%            0.25%

   Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder Future Technology Fund, Munder International NetNet Fund and Munder Power Plus Fund:

CLASS A SHARES   CLASS B SHARES   CLASS II SHARES   CLASS K SHARES
  12B-1 FEES       12B-1 FEES       12B-1 FEES       SERVICE FEES
--------------   --------------   ---------------   --------------
    0.25%            1.00%             1.00%            0.25%

The Munder Funds
        Notes To Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

   The Money Market Funds (excluding Munder Money Market Fund):

CLASS A SHARES   CLASS K SHARES
  12B-1 FEES      SERVICE FEES
--------------   --------------
    0.25%            0.15%

   For the period ended December 31, 2001, the Distributor voluntarily waived distribution and service fees for the Munder Index 500 Fund in excess of 0.15% and 0.50% of average net assets for the Class A Shares and the Class B Shares, respectively. For the year ended December 31, 2001 the waivers amounted to $191,416 for the Class A Shares and $852,172 for the Class B Shares of the Fund.

4. SECURITIES TRANSACTIONS

   For the period ended December 31, 2001, purchases and sales of securities other than short-term investments and U.S. Government securities were as follows:

                                                     COST OF PURCHASES    PROCEEDS FROM SALES
                                                     -----------------    -------------------
Munder Balanced Fund.............................      $ 43,818,112          $ 42,205,907
Munder Bio(Tech)(2) Fund.........................         5,058,895             4,598,056
Munder Digital Economy Fund......................         3,257,925             5,501,513
Munder Future Technology Fund....................       267,071,073           327,130,257
Munder Index 500 Fund............................        19,657,178             7,217,973
Munder International Equity Fund.................         7,140,188            20,407,296
Munder International NetNet Fund.................        92,550,184           103,913,494
Munder Large-Cap Value Fund......................        29,702,772            36,400,363
Munder Micro-Cap Equity Fund.....................        80,602,967            73,108,392
Munder Multi-Season Growth Fund..................        27,591,459            61,985,877
Munder Power Plus Fund...........................        79,521,541            85,761,593
Munder Real Estate Equity Investment Fund........         9,190,020            12,485,602
Munder Small-Cap Value Fund......................        45,767,174            43,579,411
Munder Small Company Growth Fund.................        25,810,761            36,130,575
Munder Framlington Emerging Markets Fund.........        47,583,876            55,043,186
Munder Framlington Healthcare Fund...............        83,151,444           116,823,825
Munder Framlington International Growth Fund.....        58,461,894            62,485,021
Munder Bond Fund.................................       120,020,911           129,174,658
Munder Intermediate Bond Fund....................       104,999,739           109,451,020
Munder International Bond Fund...................         4,614,472             2,900,340
Munder Michigan Tax-Free Bond Fund...............        38,461,041            42,783,321
Munder Tax-Free Bond Fund........................         2,600,090             3,580,281
Munder Tax-Free Short-Intermediate Bond Fund.....         2,945,790            12,973,051

   For the period ended December 31, 2001 purchases and sales of U.S. Government securities, excluding short-term investments were as follows:

                                                     COST OF PURCHASES    PROCEEDS FROM SALES
                                                     -----------------    -------------------
Munder Balanced Fund.............................       $ 8,465,030           $ 8,549,879
Munder Bond Fund.................................        55,816,316            66,878,948
Munder Intermediate Bond Fund....................        46,633,331            50,385,648
Munder U.S. Government Income Fund...............        38,461,041            42,783,321

The Munder Funds
        Notes To Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

   For the period ended December 31, 2001, the Munder Future Technology Fund had the following written covered call option contracts:

                                                    NUMBER OF CONTRACTS    PREMIUM AMOUNT
                                                    -------------------    --------------
Beginning of period.............................         --                     --
Written during the period.......................           15,700           $ 1,728,836
Expired during the period.......................          (12,750)           (1,310,950)
Exercised during the period.....................           (2,950)             (417,886)
                                                         --------           -----------
Balance at end of period........................         --                 $   --
                                                         ========           ===========

   For the period ended December 31, 2001, the Munder Small-Cap Value Fund had the following written covered call and put options contracts:

                                                    NUMBER OF CONTRACTS    PREMIUM AMOUNT
                                                    -------------------    --------------
Beginning of period.............................         --                    --
Written during the period.......................           1,680              $322,602
Expired during the period.......................            (200)              (35,399)
Closed during the period........................            (200)              (63,398)
                                                           -----              --------
Balance at end of period........................           1,280              $223,805
                                                           =====              ========

The Munder Funds
        Notes To Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

   At December 31, 2001 aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                            TAX BASIS       TAX BASIS
                                                            UNREALIZED      UNREALIZED
                                                           APPRECIATION    DEPRECIATION
                                                           ------------    ------------
Munder Balanced Fund...................................    $  8,671,467    $  8,742,013
Munder Bio(Tech)(2) Fund...............................       2,168,362       2,638,480
Munder Digital Economy Fund............................         470,443       2,198,522
Munder Future Technology Fund..........................      15,230,348     255,660,730
Munder Index 500 Fund..................................     326,495,749     111,535,691
Munder International Equity Fund.......................      26,419,701      19,291,268
Munder International NetNet Fund.......................       3,015,643      41,005,422
Munder Large-Cap Value Fund............................      26,571,301       5,942,873
Munder Micro-Cap Equity Fund...........................      24,319,060      11,559,506
Munder Multi-Season Growth Fund........................      85,685,038      28,984,196
Munder Power Plus Fund.................................       3,364,116      32,029,188
Munder Real Estate Equity Investment Fund..............       7,665,332       3,492,362
Munder Small-Cap Value Fund............................      16,049,516       4,429,387
Munder Small Company Growth Fund.......................      12,602,658      14,560,522
Munder Framlington Emerging Markets Fund...............       3,390,278       3,296,885
Munder Framlington Healthcare Fund.....................      62,677,104     150,916,113
Munder Framlington International Growth Fund...........       3,292,875       5,090,372
Munder Bond Fund.......................................       3,341,717       5,263,162
Munder Intermediate Bond Fund..........................       8,594,858       6,022,851
Munder International Bond Fund.........................          53,185       3,946,762
Munder U.S. Government Income Fund.....................       7,341,064       2,407,297
Munder Michigan Tax-Free Bond Fund.....................       1,294,519         167,970
Munder Tax-Free Bond Fund..............................       3,524,491         492,736
Munder Tax-Free Short-Intermediate Bond Fund...........       5,047,007         207,375

5. TRANSACTIONS WITH AFFILIATED COMPANIES

   An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. At December 31, 2001, the Munder Future Technology Fund and the Munder Power Plus Fund held the following securities of affiliated companies:

MUNDER FUTURE TECHNOLOGY FUND:

                                                     PURCHASED                SOLD
                                 VALUE AT     -----------------------    --------------     VALUE AT     REALIZED
         AFFILIATE               6/30/01         COST        SHARES      COST    SHARES     12/31/01       LOSS
         ---------              ----------    ----------    ---------    ----    ------    ----------    --------
Blue Stream Ventures LP.....    $7,772,000    $2,000,000    2,000,000    --       --       $8,798,840     --

MUNDER POWER PLUS FUND:

                                                          PURCHASED            SOLD
                                           VALUE AT     --------------    --------------     VALUE AT     REALIZED
              AFFILIATE                    6/30/01      COST    SHARES    COST    SHARES     12/31/01       LOSS
              ---------                   ----------    ----    ------    ----    ------    ----------    --------
Savanna Energy Services Corp. ........    $2,500,128    --       --       --       --       $1,786,153     --

The Munder Funds
        Notes To Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

6. GEOGRAPHIC AND INDUSTRY CONCENTRATION

   The Munder Tax-Free Short-Intermediate Bond Fund and Munder Michigan Tax-Free Bond Fund primarily invest in debt obligations issued by the State of Michigan and local governments in the State of Michigan, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The two Funds are more susceptible to factors adversely affecting issuers of Michigan municipal securities than a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by these Funds.

   Certain Funds hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At December 31, 2001, investments in these securities for the Munder Michigan Tax-Free Bond Fund, Munder Tax-Free Bond Fund, and Munder Tax-Free Short-Intermediate Bond Fund represented 28.3%, 21.2% and 31.3% of holdings, respectively.

   The Munder Bio(Tech)(2) Fund primarily invests in equity securities of companies whose principal business is focused in the biotechnology sector. The Munder Future Technology Fund primarily invests in equity securities of technology-related companies. The Munder International NetNet Fund primarily invests in foreign companies engaged in the Internet or Intranet related business. The Munder Framlington Healthcare Fund primarily invests in companies providing healthcare and medical services and products. The value of these companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

   The Munder International Equity Fund, Munder International Bond Fund and Munder Framlington International Growth Fund each intend to invest at least 80% of their total net assets in foreign securities. The Munder Framlington Emerging Markets Fund intends to invest at least 80% of its assets in securities of companies in emerging markets, based on the country of organization, the primary stock exchange on which the security is traded, the location of most of the company's assets, or the location where goods are produced or sold, investments are made or services are performed that account for most of the company's revenues or profits. The Munder International NetNet Fund intends to invest at least 65% of its assets in foreign securities. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. Government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

   The Munder Power Plus Fund will invest most of its assets in companies that are primarily engaged in non-regulated energy and power activities. As a result, the Fund will be particularly vulnerable to developments in the energy sector, fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific products or services and tax and other government regulation. The Fund will invest in companies that rely significantly on technological events or advances in their product development, production or operations. The value of stock of these companies is particularly vulnerable to rapid changes in technology product cycles, government regulation and completion. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

The Munder Funds
        Notes To Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

   The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

7. ORGANIZATIONAL COSTS

   Expenses incurred prior to June 30, 1998 in connection with the organization of the Funds, including the fees and expenses of registering and qualifying their shares for distribution under Federal securities regulations, were amortized on a straight-line basis over a period of 5 years from commencement of operations.

8. REVOLVING LINE OF CREDIT

   Effective December 19, 2001, the Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which each of the Funds, and other Funds managed by the Advisor, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the fund for which a loan is extended. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum through December 18, 2001 and 0.10% per annum through December 19, 2002 on the daily amount of the unused commitment. During the period ended December 31, 2001 the Munder Intermediate Bond Fund utilized the revolving line of credit and incurred $1,459, respectively, in interest fees. For the period ended December 31, 2001 total commitment fees for the Funds were $30,961.

9. DEBT COMMITMENTS

   The Munder Future Technology Fund invests in certain private placements which may require additional funding. The issuer of the private placement may also permanently reduce the outstanding funding at any time. At December 31, 2001, the Munder Future Technology Fund has total commitments to contribute $12,325,000 to various issuers when and if required.

The Munder Funds
        Notes To Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

10. INCOME TAX INFORMATION

   As determined at June 30, 2001 the following Funds had available for Federal income tax purposes, unused capital losses as follows:

                                     EXPIRING     EXPIRING      EXPIRING     EXPIRING      EXPIRING
FUND                                   2003         2005          2007         2008          2009
----                                ----------   -----------   ----------   ----------   ------------
Munder Digital Economy Fund.......      --           --            --           --       $      3,875
Munder Future Technology Fund.....      --           --            --           --        149,921,329
Munder International NetNet
  Fund............................      --           --            --       $2,817,868     18,844,381
Munder Micro-Cap Equity Fund......      --           --            --           --            996,520
Munder Real Estate Equity
  Investment Fund.................      --           --            --        3,739,801      3,948,439
Munder Framlington Emerging
  Markets Fund....................      --           --        $5,449,416       --          2,111,714
Munder Bond Fund..................      --           --            --        3,071,265      7,929,451
Munder Intermediate Bond Fund.....  $8,154,852   $11,240,318       --        4,995,681      5,157,371
Munder International Bond Fund....      --           --            11,521      165,567        322,563
Munder U.S. Government Income
  Fund............................      --           --            --           --          2,579,712
Munder Michigan Tax-Free Bond
  Fund............................      --           --            --          456,326        334,758
Munder Tax-Free Money Market
  Fund............................       3,653       --            --            8,085        --


                                                           THE MUNDER FUNDS

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan
            Arthur T. Porter
OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Melanie Mayo West, Assistant Secretary
            Cherie N. Ugorowski, Treasurer
            David W. Rumph, Assistant Treasurer
            Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISORS
            Munder Capital Management
            Munder Capital Center
            480 Pierce Street
            Birmingham, MI 48009

            World Asset Management, a division of Munder Capital Management (Munder International Equity and Munder Index 500 Funds)
            225 East Brown Street, Suite 300
            Birmingham, MI 48009
TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581
ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110
DISTRIBUTOR
            Funds Distributor, Inc.
            60 State Street
            Boston, MA 02109
LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006
INDEPENDENT AUDITORS
            Ernst & Young LLP
            200 Clarendon Street
            Boston, MA 02116

SANNK1201

INVESTMENT ADVISORS:Munder Capital Management and
                    World Asset Management
DISTRIBUTED BY: Funds Distributor, Inc.

[MUNDER FUNDS BE FOCUSED LOGO]

FAMILY OF MUTUAL FUNDS

LARGE-CAP EQUITY
Large-Cap Growth
Multi-Season Growth
Index 500
Large-Cap Value

MID- TO MICRO-CAP EQUITY
MidCap Select
Small Company Growth
Small-Cap Value
Micro-Cap Equity

NICHE / SECTOR EQUITY
NetNet
Future Technology
Framlington Healthcare
Bio(Tech)(2)
Power Plus
Real Estate Equity Investment

HYBRID
Balanced
Fund of Funds

INTERNATIONAL
Framlington International Growth
International Equity
Framlington Emerging Markets
International Bond

TAXABLE INCOME
Bond
Intermediate Bond
U.S. Government Income

TAX-FREE INCOME
Michigan Tax-Free Bond
Tax-Free Bond
Tax-Free Short-Intermediate Bond

MONEY MARKET
Cash Investment
Money Market
Tax-Free Money Market
U.S. Treasury Money Market                                    Semi-Annual Report
                                                               December 31, 2001

                                                       THE MUNDER INDEX 500 FUND
                                                           CLASS A, B & Y SHARES

                                                                    "The divergence of performance
                                                                    across size and style segments of
                                                                    the stock market during the past
                                                                    two quarters illustrates the
                                                                    importance of portfolio
                                                                    diversification."

THE MUNDER FUNDS LETTER TO SHAREHOLDERS

DEAR FELLOW MUNDER FUND SHAREHOLDERS:

       The past six months have been difficult ones for the financial markets and for our nation. For the stock market, the six months as a whole revolved around September 11. That event had such a profound impact on the nation, the economy and the financial markets that any discussion of the past six months has to be divided into pre- and post-September 11.

       The stock market had been weak prior to September 11. From June 30 through the close of trading on September 10, the S&P 500 Index had fallen by 10.50%. When the stock market reopened on September 17, an initial wave of emotional selling drove the S&P 500 to its 2001 low. At that point, investors became more rational and fundamentals once again mattered. Investors knew that the economic disruptions immediately following September 11 would be hard on corporate earnings. They also knew, however, that the increased monetary and fiscal policy stimulus following September 11 might result in an economic recovery that was sharper and swifter than previously anticipated and the market began to move up. While the S&P 500 had fallen 14.67% in the third quarter, it rose by 10.69% in the fourth quarter, generating a -5.56% return for the six-month period ending December 31.

       Even with a strong rebound in the fourth quarter, eight of the ten sectors of the S&P 500 universe generated a negative return for the six-month period extending from June 30 through December 31, 2001. The consumer staples and healthcare sectors, viewed as relatively defensive, were the only two sectors to earn a positive return. During this six-month period, small-cap stocks generated the best relative returns. The S&P SmallCap 600 Index managed to eke out a positive return of 0.29% while the large-cap S&P 500 Index had the weakest return of -5.56%. The divergence of performance across size and style segments of the stock market during the past two quarters illustrates the importance of portfolio diversification.

       The goal of the Munder Index 500 Fund is to track the total return of the S&P 500 Index. The S&P 500 universe consists of 500 stocks that are chosen on the basis of their market size, liquidity and industry group representation. It is a market-valued weighted index, with the largest companies in the S&P 500 universe having the greatest impact on the S&P 500's return. As of December 31, 2001, the market value of the companies in the Index ranged from $432 million to $398 billion.

       On the following pages, you will find information and commentary on the relative and absolute performance of the Munder Index 500 Fund for the six months ended December 31, 2001. If you have any questions about the Munder Index 500 Fund or any other Munder Fund, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment objectives.

       Very truly yours,

       [/s/ James C. Robinson]
       James C. Robinson, President
       The Munder Funds

Table of
        Contents

--------------------------------------------------------------------------------

                 FUND OVERVIEW

                                II          Management's Discussion of Fund Performance
                                III         Munder Index 500 Fund

                 PORTFOLIO OF INVESTMENTS --

                                1           Munder Index 500 Fund
                                12          FINANCIAL STATEMENTS
                                16          FINANCIAL HIGHLIGHTS
                                19          NOTES TO FINANCIAL STATEMENTS

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE
           NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
           OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Management's Discussion of
        Fund Performance

--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
   The economic disruptions that resulted from September 11 removed any doubts that the economy would fall into a recession. In fact, the National Bureau of Economic Research (NBER) announced in December that a recession had begun in March 2001. By the time the NBER had pronounced that the economy was officially in a recession, however, investors were already anticipating an economic rebound in 2002. Reasons for this optimism included the increased liquidity provided by the Federal Reserve throughout 2001 and the increased fiscal stimulus given the sizeable spending bills that Congress passed in the wake of September 11.

   The National Association of Purchasing Management recently changed its name to the Institute for Supply Management (ISM), but its widely followed indices remain unchanged. Since its plunge to 39.8 in October, the ISM Index for manufacturing activity rebounded to 47.0 in November and stood at 48.2 in December. Both the production and new orders components rose above 50 in December, indicating expansion in these key categories. Historically, any reading over 42.7 tends to point to an expansion of the overall economy. The ISM's index for non-manufacturing activity stood at 54.2 in December, well into the range indicating expansion.

   The University of Michigan's index of consumer sentiment, which plunged from
91.5 in August to 81.8 in the aftermath of September 11, had moved back up to
88.8 by December. The Conference Board's consumer confidence index surged more dramatically, rising from 84.9 in November to 93.7 in December.

THE STOCK MARKET
   The six-month time period ending December 31 encompasses two vastly different quarters in terms of investment performance. The S&P 500 Index fell by 14.67% in the third quarter and rose by 10.69% in the fourth quarter. During the third quarter, the defensive sectors of the S&P 500, such as health care and consumer staples, had positive returns while economically sensitive sectors, such as technology and consumer discretionary, had double-digit negative returns. In the fourth quarter, the technology and consumer discretionary sectors of the S&P 500 Index were the top performers. For the six-month period as a whole, the S&P 500 Index fell by -5.56%. Small-capitalization stocks outperformed larger-cap stocks for that six-month period. In addition, value stocks, viewed as relatively defensive, outperformed growth stocks. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market. Growth stocks are those selected largely because of anticipated growth in earnings.

[THE PERFORMANCE DATA CONTAINED IN THE FOLLOWING COMMENTARY ARE BASED ON THE Y CLASS OF SHARES. THE RETURN FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR UPON REDEMPTION OF THE FUND SHARES. PLEASE NOTE THAT IN THE FOLLOWING COMMENTARY, THE MUNDER INDEX 500 FUND IS COMPARED TO THE S&P 500 INDEX. IT IS IMPORTANT TO REMEMBER THAT THE RETURN FOR THE FUND IS REPORTED AFTER THE DEDUCTION OF ALL EXPENSES. SINCE THE S&P 500 INDEX IS NOT AN ACTUAL FUND, THERE ARE NO EXPENSES NETTED AGAINST ITS RETURN. PLEASE NOTE THAT YOU CANNOT INVEST DIRECTLY IN AN INDEX.]

--------------------------------------------------------------------------------

MUNDER INDEX 500 FUND

FUND MANAGERS: THE MUNDER INDEX 500 TEAM
   The Fund earned a return of -5.79% for the six-month period ending December 31, 2001, compared to a -5.56% return for the S&P 500 Index and a -5.83% median return for the Lipper universe of mutual funds with the objective of tracking the S&P 500 Index. Compared to the Lipper universe, the Fund has earned median or above-median returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending December 31.

   The S&P 500 Index rebounded sharply in the fourth quarter ending December 31, 2001, generating a 10.69% return. This contrasts sharply with the Index's return of -14.67% for the third quarter. During the six-month period extending from June 30 through December 31, eight of the ten sectors of the S&P 500 Index generated a negative return. The weakest sectors were utilities (-20.89%) and information technology (-11.09%). These were the only two sectors with double-digit negative returns. The only two sectors with positive returns for the six-month period were consumer staples (+5.58%) and healthcare. Investors view both of these sectors as being relatively defensive places to invest.

   The Fund continued to achieve its goal of closely tracking the total return of the S&P 500 Index. Using proprietary software, the weight of each of the 500 holdings in the Fund is monitored closely relative to its weight in the S&P 500 universe. Cash flows are invested promptly to minimize their impact on returns. The small difference between the returns for the Fund and the S&P 500 Index is due primarily to the fact that expenses are deducted from the Fund before its return is calculated. Since the S&P 500 Index is not an actual fund, there are no expenses charged against its return.

                      [This Page Intentionally Left Blank]

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 98.9%
     AEROSPACE & DEFENSE -- 1.5%
     19,900   General Dynamics
                Corporation         $    1,584,836
     10,000   Goodrich (B.F.)
                Company                    266,200
     80,150   Honeywell
                International,
                Inc.                     2,710,673
     43,442   Lockheed Martin
                Corporation              2,027,438
     10,800   Northrop Grumman
                Corporation              1,088,748
     38,500   Raytheon Company           1,250,095
     18,000   Rockwell Collins,
                Inc.                       351,000
     82,498   The Boeing Company         3,199,273
     46,192   United Technologies
                Corporation              2,985,389
                                    --------------
                                        15,463,652
                                    --------------
     AIRLINES -- 0.2%
     15,100   AMR Corporation+             334,767
     12,100   Delta Air Lines,
                Inc.                       354,046
     75,418   Southwest Airlines
                Company                  1,393,725
      6,700   US Airways Group,
                Inc.+                       42,478
                                    --------------
                                         2,125,016
                                    --------------
     AIR FREIGHT & COURIERS -- 0.2%
     29,360   FedEx Corporation+         1,523,197
                                    --------------
     AUTOMOBILES -- 0.7%
    178,516   Ford Motor Company         2,806,272
     54,700   General Motors
                Corporation              2,658,420
     29,800   Harley-Davidson,
                Inc.                     1,618,438
                                    --------------
                                         7,083,130
                                    --------------
     AUTO COMPONENTS -- 0.3%
      7,200   Cooper Tire & Rubber
                Company                    114,912
     14,618   Dana Corporation             202,898
     55,133   Delphi Automotive
                Systems
                Corporation                753,117
     16,100   Goodyear Tire &
                Rubber Company             383,341
      8,600   Johnson Controls,
                Inc.                       694,450

SHARES                                       VALUE
--------------------------------------------------
     AUTO COMPONENTS (CONTINUED)
      5,650   Snap-On, Inc.         $      190,179
     12,300   TRW, Inc.                    455,592
     12,967   Visteon Corporation          195,023
                                    --------------
                                         2,989,512
                                    --------------
     BANKS -- 5.8%
     35,950   AmSouth
                Bancorporation             679,455
    155,099   Bank of America
                Corporation              9,763,482
     72,600   Bank of New York
                Company, Inc.            2,962,080
    114,805   Bank One Corporation       4,483,135
     44,700   BB&T Corporation           1,614,117
     22,114   Charter One
                Financial, Inc.            600,395
     17,500   Comerica, Inc.             1,002,750
     56,939   Fifth Third
                Bancorporation           3,492,069
    103,003   FleetBoston
                Financial
                Corporation              3,759,610
     15,600   Golden West
                Financial
                Corporation                918,060
     24,842   Huntington
                Bancshares, Inc.           427,034
     41,700   KeyCorp                    1,014,978
     46,100   Mellon Financial
                Corporation              1,734,282
     59,700   National City
                Corporation              1,745,628
     22,000   Northern Trust
                Corporation              1,324,840
     28,000   PNC Financial
                Services Group           1,573,600
     22,500   Regions Financial
                Corporation                673,650
     33,800   Southtrust
                Corporation                833,846
     28,500   SunTrust Banks, Inc.       1,786,950
     28,600   Synovus Financial
                Corporation                716,430
    192,268   U.S. Bancorp               4,024,169
     13,600   Union Planters
                Corporation                613,768
    134,104   Wachovia Corporation       4,205,502

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     BANKS (CONTINUED)
     86,246   Washington Mutual,
                Inc.                $    2,820,244
    167,060   Wells Fargo &
                Company                  7,258,757
      9,100   Zions Bancorporation         478,478
                                    --------------
                                        60,507,309
                                    --------------
     BEVERAGES -- 2.5%
     87,200   Anheuser-Busch
                Companies, Inc.          3,942,312
      6,700   Brown-Forman
                Corporation, Class
                B                          419,420
    245,100   Coca-Cola Company         11,556,465
     43,900   Coca-Cola
                Enterprises, Inc.          831,466
      3,600   Coors (Adolph)
                Company, Class B           192,240
     28,000   Pepsi Bottling
                Group, Inc.                658,000
    172,470   PepsiCo, Inc.              8,397,564
                                    --------------
                                        25,997,467
                                    --------------
     BIOTECHNOLOGY -- 1.1%
    102,900   Amgen, Inc.+               5,807,676
     14,500   Biogen, Inc.+                831,575
     18,600   Chiron Corporation+          815,424
     20,900   Genzyme Corporation+       1,251,074
     53,700   Immunex Corporation+       1,488,027
     21,100   MedImmune, Inc.+             977,985
                                    --------------
                                        11,171,761
                                    --------------
     BUILDING PRODUCTS -- 0.1%
      5,975   Crane Company                153,199
     45,300   Masco Corporation          1,109,850
                                    --------------
                                         1,263,049
                                    --------------
     CHEMICALS -- 1.2%
     22,400   Air Products &
                Chemicals, Inc.          1,050,784
     88,876   Dow Chemical Company       3,002,231
    101,049   dupont (E.I.) de
                Nemours & Company        4,295,593
      7,475   Eastman Chemical
                Company                    291,674

SHARES                                       VALUE
--------------------------------------------------
     CHEMICALS (CONTINUED)
     12,850   Engelhard
                Corporation         $      355,688
      4,900   Great Lakes Chemical
                Corporation                118,972
     10,600   Hercules, Inc.               106,000
      9,300   International
                Flavors &
                Fragrances, Inc.           276,303
     16,500   PPG Industries, Inc.         853,380
     15,900   Praxair, Inc.                878,475
     21,652   Rohm & Haas Company          749,809
      7,212   Sigma-Aldrich
                Corporation                284,225
                                    --------------
                                        12,263,134
                                    --------------
     COMMERCIAL SERVICES & SUPPLIES -- 2.0%
     19,400   Allied Waste
                Industries, Inc.+          272,764
     60,800   Automatic Data
                Processing, Inc.         3,581,120
     10,800   Avery Dennison
                Corporation                610,524
     18,100   Block (H & R), Inc.          809,070
     96,713   Cendant Corporation+       1,896,542
     16,600   Cintas Corporation           796,800
     49,600   Concord EFS, Inc.+         1,625,888
     17,000   Convergys
                Corporation+               637,330
      6,500   Deluxe Corporation           270,270
     11,300   Donnelley (R.R.) &
                Sons Company               335,497
     12,600   Ecolab, Inc.                 507,150
     14,300   Equifax, Inc.                345,345
     37,592   First Data
                Corporation              2,949,092
     18,300   Fiserv, Inc.+                774,456
     28,980   IMS Health, Inc.             565,400
     36,750   Paychex, Inc.              1,280,738
     24,000   Pitney Bowes, Inc.           902,640
     17,300   Robert Half
                International,
                Inc.+                      461,910
     13,007   Sabre Holdings
                Corporation, Class
                A+                         550,846
     61,853   Waste Management,
                Inc.                     1,973,729
                                    --------------
                                        21,147,111
                                    --------------

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     COMMUNICATION EQUIPMENT -- 2.8%
     77,800   ADC
               Telecommunications,
                Inc.+               $      357,880
      8,037   Andrew Corporation+          175,930
     28,312   Avaya, Inc.+                 343,991
     32,200   CIENA Corporation+           460,782
    722,900   Cisco Systems, Inc.+      13,091,719
     18,300   Comverse Technology,
                Inc.+                      409,371
     93,229   Corning, Inc.                831,602
    130,900   JDS Uniphase
                Corporation+             1,136,212
    336,545   Lucent Technologies,
                Inc.                     2,116,868
    219,341   Motorola, Inc.             3,294,502
    315,500   Nortel Networks
                Corporation              2,366,250
     75,300   QUALCOMM, Inc.+            3,802,650
     15,400   Scientific-Atlanta,
                Inc.                       368,676
     40,300   Tellabs, Inc.+               602,888
                                    --------------
                                        29,359,321
                                    --------------
     COMPUTERS & PERIPHERALS -- 4.1%
     34,600   Apple Computer,
                Inc.+                      757,740
    166,923   Compaq Computer
                Corporation              1,629,168
    257,200   Dell Computer
                Corporation+             6,990,696
    218,400   EMC Corporation            2,935,296
     31,800   Gateway 2000, Inc.+          255,672
    191,200   Hewlett Packard
                Company                  3,927,248
    169,800   International
                Business Machines
                Corporation             20,539,008
     12,800   Lexmark
                International
                Group, Inc., Class
                A+                         755,200
      9,500   NCR Corporation+             350,170
     32,600   Network Appliance,
                Inc.+                      712,962

SHARES                                       VALUE
--------------------------------------------------
     COMPUTERS & PERIPHERALS (CONTINUED)
     55,953   Palm, Inc.+           $      217,098
    319,500   Sun Microsystems,
                Inc.+                    3,929,850
                                    --------------
                                        43,000,108
                                    --------------
     CONSTRUCTION MATERIALS -- 0.0%#
     10,000   Vulcan Materials
                Company                    479,400
                                    --------------
     CONSTRUCTION & ENGINEERING -- 0.0%#
      7,800   Fluor Corporation            291,720
      6,000   McDermott
                International,
                Inc.+                       73,620
                                    --------------
                                           365,340
                                    --------------
     CONTAINERS & PACKAGING -- 0.1%
      2,800   Ball Corporation             197,960
      5,300   Bemis Company, Inc.          260,654
     15,600   Pactiv Corporation+          276,900
      8,269   Sealed Air
                Corporation+               337,541
      4,900   Temple-Inland, Inc.          277,977
                                    --------------
                                         1,351,032
                                    --------------
     DIVERSIFIED FINANCIALS -- 7.4%
    131,500   American Express
                Company                  4,693,235
      9,342   Bear Stearns
                Companies, Inc.            547,815
     21,200   Capital One
                Financial
                Corporation              1,143,740
    134,659   Charles Schwab
                Corporation              2,083,175
    507,072   Citigroup, Inc.           25,596,995
     12,000   Countrywide Credit
                Industries, Inc.           491,640
     98,500   Federal National
                Mortgage
                Association              7,830,750
     25,700   Franklin Resources,
                Inc.                       906,439
     68,500   Freddie Mac                4,479,900
     45,106   Household
                International,
                Inc.                     2,613,442
    194,492   J. P. Morgan Chase &
                Company                  7,069,784

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     DIVERSIFIED FINANCIALS (CONTINUED)
     23,500   Lehman Brothers
                Holdings, Inc.      $    1,569,800
     83,952   MBNA Corporation           2,955,110
     83,400   Merrill Lynch &
                Company, Inc.            4,346,808
     15,340   Moody's Corporation          611,452
    108,078   Morgan Stanley, Dean
                Witter and Company       6,045,883
     28,000   Providian, LLC                99,400
     32,100   State Street
                Corporation              1,677,225
     21,800   Stilwell Financial,
                Inc.                       593,396
     12,100   T. Rowe Price Group,
                Inc.                       420,233
     15,500   USA Education, Inc.        1,302,310
                                    --------------
                                        77,078,532
                                    --------------
     DIVERSIFIED TELECOMMUNICATION SERVICES --4.8%
     30,566   ALLTEL Corporation         1,886,839
    348,705   AT&T Corporation           6,325,508
    185,000   BellSouth
                Corporation              7,057,750
     13,800   CenturyTel, Inc.             452,640
     27,600   Citizens
                Communications
                Company+                   294,216
    164,070   Qwest Communications
                International,
                Inc.                     2,318,309
    331,275   SBC Communications        12,976,042
     87,400   Sprint Corporation         1,754,992
    267,506   Verizon
                Communications,
                Inc.                    12,695,835
    290,710   WorldCom, Inc.             4,093,197
                                    --------------
                                        49,855,328
                                    --------------
     ELECTRIC UTILITIES -- 2.4%
     52,500   AES Corporation+             858,375
     12,300   Allegheny Energy,
                Inc.                       445,506
     13,500   Ameren Corporation           571,050
     31,740   American Electric
                Power Company,
                Inc.                     1,381,642
     30,100   Calpine Corporation+         505,379
     15,634   Cinergy Corporation          522,645

SHARES                                       VALUE
--------------------------------------------------
     ELECTRIC UTILITIES (CONTINUED)
     13,100   CMS Energy
                Corporation         $      314,793
     20,900   Consolidated Edison
                Company                    843,524
     16,150   Constellation Energy
                Group                      428,783
     25,801   Dominion Resources,
                Inc.                     1,550,640
     16,000   DTE Energy Company           671,040
     76,540   Duke Energy
                Corporation              3,004,960
     32,000   Edison International         483,200
     21,800   Entergy Corporation          852,598
     31,662   Exelon Corporation         1,515,977
     29,321   FirstEnergy
                Corporation              1,025,649
     17,400   FPL Group, Inc.              981,360
     39,393   Mirant Corporation+          631,076
     15,900   Niagara Mohawk
                Holdings, Inc.+            281,907
     38,300   PG & E Corporation           736,892
      8,300   Pinnacle West
                Capital
                Corporation                347,355
     14,300   PPL Corporation              498,355
     21,600   Progress Energy,
                Inc.                       972,648
     20,400   Public Service
                Enterprise                 860,676
     29,395   Reliant Energy, Inc.         779,555
     68,500   Southern Company           1,736,475
     13,800   TECO Energy, Inc.            362,112
     26,115   TXU Corporation            1,231,322
     34,060   Xcel Energy, Inc.            944,824
                                    --------------
                                        25,340,318
                                    --------------
     ELECTRICAL EQUIPMENT -- 0.4%
     19,300   American Power
                Conversion
                Corporation+               279,078
      9,200   Cooper Industries,
                Inc.                       321,264
     42,200   Emerson Electric
                Company                  2,409,620
     19,300   Molex, Inc.                  597,335
      7,800   Power-One, Inc.+              81,198
     18,000   Rockwell
                International
                Corporation                321,480

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     ELECTRICAL EQUIPMENT (CONTINUED)
     22,550   Symbol Technologies,
                Inc.                $      358,094
      5,600   Thomas & Betts
                Corporation                118,440
                                    --------------
                                         4,486,509
                                    --------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.5%
     45,449   Agilent
                Technologies,
                Inc.+                    1,295,751
     19,400   Jabil Circuit, Inc.+         440,768
      4,700   Millipore
                Corporation                285,290
     12,000   PerkinElmer, Inc.            420,240
     51,200   Sanmina Corporation+       1,018,880
     80,900   Solectron
                Corporation+               912,552
      9,100   Tektronix, Inc.+             234,598
     17,500   Thermo Electron
                Corporation                417,550
     12,900   Waters Corporation+          499,875
                                    --------------
                                         5,525,504
                                    --------------
     ENERGY EQUIPMENT & SERVICES -- 0.7%
     33,120   Baker Hughes, Inc.         1,207,886
     42,200   Halliburton Company          552,820
     13,900   Nabors Industries,
                Inc.+                      477,187
     13,000   Noble Drilling
                Corporation+               442,520
      9,300   Rowan Companies,
                Inc.+                      180,141
     56,730   Schlumberger Ltd.          3,117,314
     31,415   Transocean Sedco
                Forex, Inc.              1,062,455
                                    --------------
                                         7,040,323
                                    --------------
     FOOD & DRUG RETAILING -- 1.1%
     39,893   Albertson's, Inc.          1,256,231
     38,582   CVS Corporation            1,142,027
     79,200   Kroger Company+            1,652,904
     49,500   Safeway, Inc.+             2,066,625
     13,000   Supervalu, Inc.              287,560
     65,700   SYSCO Corporation          1,722,654
    100,400   Walgreen Company           3,379,464
     13,900   Winn Dixie Stores,
                Inc.                       198,075
                                    --------------
                                        11,705,540
                                    --------------

SHARES                                       VALUE
--------------------------------------------------
     FOOD PRODUCTS -- 1.4%
     65,212   Archer-Daniels-Midland
                Company             $      935,792
     40,400   Campbell Soup
                Company                  1,206,748
     53,050   ConAgra, Inc.              1,260,998
     35,800   General Mills, Inc.        1,861,958
     34,400   Heinz (H.J.) Company       1,414,528
     13,400   Hershey Foods
                Corporation                907,180
     40,000   Kellogg Company            1,204,000
     77,200   Sara Lee Corporation       1,716,156
     56,432   Unilever NV, NYR           3,251,048
     22,200   Wrigley (Wm) Jr.
                Company                  1,140,414
                                    --------------
                                        14,898,822
                                    --------------
     GAS UTILITIES -- 0.4%
     50,220   El Paso Corporation        2,240,314
     13,600   KeySpan Corporation          471,240
     11,000   Kinder Morgan, Inc.          612,590
      4,400   NICOR, Inc.                  183,216
     20,232   NiSource, Inc.               466,550
      3,400   People's Energy
                Corporation                128,962
     20,278   Sempra Energy                497,825
                                    --------------
                                         4,600,697
                                    --------------
     HEALTH CARE EQUIPMENT & SUPPLIES -- 1.6%
     20,800   Applera
                Corporation -
                Applied Biosystems
                Group                      816,816
      5,000   Bard (C.R.), Inc.            322,500
      5,300   Bausch & Lomb, Inc.          199,598
     58,200   Baxter
                International,
                Inc.                     3,121,266
     25,500   Becton, Dickinson &
                Company                    845,325
     26,600   Biomet, Inc.                 821,940
     39,800   Boston Scientific
                Corporation+               959,976
     30,000   Guidant Corporation+       1,494,000
    119,300   Medtronic, Inc.            6,109,353
      8,550   St. Jude Medical,
                Inc.+                      663,907

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
     19,400   Stryker Corporation   $    1,132,378
     19,144   Zimmer Holdings,
                Inc.+                      584,658
                                    --------------
                                        17,071,717
                                    --------------
     HEALTH CARE PROVIDERS & SERVICES -- 1.4%
     14,014   Aetna, Inc.                  462,322
     10,100   AmerisourceBergen
                Corporation                641,855
     44,411   Cardinal Health,
                Inc.                     2,871,615
     14,300   CIGNA Corporation          1,324,895
     50,777   HCA-The Healthcare
                Company                  1,956,946
     24,100   Health Management
                Associates, Inc.+          443,440
     38,689   HEALTHSOUTH
                Corporation+               573,371
     16,600   Humana, Inc.+                195,714
     10,050   Manor Care, Inc.+            238,285
     28,047   McKesson HBOC, Inc.        1,048,958
     11,800   Quintiles
                Transnational
                Corporation+               189,390
     32,100   Tenet Healthcare
                Corporation+             1,884,912
     30,700   UnitedHealth Group,
                Inc.                     2,172,639
      6,300   Wellpoint Health
                Networks, Inc.+            736,155
                                    --------------
                                        14,740,497
                                    --------------
     HOTELS, RESTAURANTS & LEISURE -- 1.0%
     57,800   Carnival
                Corporation, Class
                A                        1,623,024
     11,500   Darden Restaurants,
                Inc.                       407,100
     11,100   Harrah's
                Entertainment,
                Inc.+                      410,811
     36,400   Hilton Hotels
                Corporation                397,488
      8,650   International Game
                Technology+                590,795
     23,800   Marriott
                International,
                Inc.                       967,470

SHARES                                       VALUE
--------------------------------------------------
     HOTELS, RESTAURANTS & LEISURE (CONTINUED)
    126,700   McDonald's
                Corporation         $    3,353,749
     37,500   Starbucks
                Corporation+               714,375
     19,600   Starwood Hotels &
                Resorts Worldwide,
                Inc.                       585,060
     14,340   Tricon Global
                Restaurants, Inc.+         705,528
     10,300   Wendy's
                International,
                Inc.                       300,451
                                    --------------
                                        10,055,851
                                    --------------
     HOUSEHOLD DURABLES -- 0.4%
      6,200   American Greetings
                Corporation, Class
                A                           85,436
      7,900   Black & Decker
                Corporation                298,067
      6,000   Centex Corporation           342,540
     14,600   Fortune Brands, Inc.         578,014
      5,000   KB HOME                      200,500
     19,300   Leggett & Platt,
                Inc.                       443,900
      7,700   Maytag Corporation           238,931
     26,297   Newell Rubbermaid,
                Inc.                       725,008
      5,809   Pulte Corporation            259,488
      8,400   Stanley Works                391,188
      5,600   Tupperware
                Corporation                107,800
      6,600   Whirlpool
                Corporation                483,978
                                    --------------
                                         4,154,850
                                    --------------
     HOUSEHOLD PRODUCTS -- 1.7%
     22,924   Clorox Company               906,644
     54,400   Colgate-Palmolive
                Company                  3,141,600
     51,794   Kimberly-Clark
                Corporation              3,097,281
    127,600   Procter & Gamble
                Company                 10,096,988
                                    --------------
                                        17,242,513
                                    --------------

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     INDUSTRIAL CONGLOMERATES -- 5.4%
    978,400   General Electric
                Company             $   39,214,272
     38,600   Minnesota Mining &
                Manufacturing
                Company                  4,562,906
     13,900   Textron, Inc.                576,294
    196,666   Tyco International
                Ltd.                    11,583,627
                                    --------------
                                        55,937,099
                                    --------------
     INSURANCE -- 4.2%
     51,500   AFLAC, Inc.                1,264,840
     70,320   Allstate Corporation       2,369,784
     10,450   Ambac Financial
                Group, Inc.                604,637
    257,478   American
                International
                Group, Inc.             20,443,753
     26,525   Aon Corporation              942,168
     16,699   Chubb Corporation          1,152,231
     15,900   Cincinnati Financial
                Corporation                606,585
     33,998   Conseco, Inc.+               151,631
     24,200   Hartford Financial
                Services Group,
                Inc.                     1,520,486
     14,825   Jefferson-Pilot
                Corporation                685,953
     29,400   John Hancock
                Financial
                Services, Inc.           1,214,220
     18,700   Lincoln National
                Corporation                908,259
     18,900   Loews Corporation          1,046,682
     27,100   Marsh & McLennan
                Companies, Inc.          2,911,895
     14,600   MBIA, Inc.                   782,998
     71,400   MetLife, Inc.              2,261,952
     10,500   MGIC Investment
                Corporation                648,060
      7,200   Progressive
                Corporation              1,074,960
     12,500   SAFECO Corporation           389,375
     20,458   St. Paul Companies,
                Inc.                       899,538
     12,300   Torchmark, Inc.              483,759

SHARES                                       VALUE
--------------------------------------------------
     INSURANCE (CONTINUED)
     23,796   UnumProvident
                Corporation         $      630,832
     13,150   XL Capital Ltd.,
                Class A                  1,201,384
                                    --------------
                                        44,195,982
                                    --------------
     INTERNET SOFTWARE & SERVICES -- 0.1%
     56,100   Yahoo!, Inc.+                995,214
                                    --------------
     IT CONSULTING & SERVICES -- 0.4%
     16,800   Computer Sciences
                Corporation+               822,864
     46,700   Electronic Data
                Systems
                Corporation              3,201,285
     12,500   Sapient Corporation+          96,500
     31,500   Unisys Corporation+          395,010
                                    --------------
                                         4,515,659
                                    --------------
     LEISURE EQUIPMENT & PRODUCTS -- 0.2%
      8,600   Brunswick
                Corporation                187,136
     28,600   Eastman Kodak
                Company                    841,698
     17,150   Hasbro, Inc.                 278,345
     42,511   Mattel, Inc.                 731,189
                                    --------------
                                         2,038,368
                                    --------------
     MACHINERY -- 0.9%
     33,800   Caterpillar, Inc.          1,766,050
      4,100   Cummins Engine, Inc.         158,014
     14,100   Danaher Corporation          850,371
     23,200   Deere & Company            1,012,912
     20,100   Dover Corporation            745,107
      6,800   Eaton Corporation            505,988
     29,879   Illinois Tool Works,
                Inc.                     2,023,406
     16,550   Ingersoll-Rand
                Company                    691,955
      8,600   ITT Industries, Inc.         434,300
      5,880   Navistar
                International
                Corporation                232,260
      7,540   PACCAR, Inc.                 494,775
     12,033   Pall Corporation             289,514
     11,550   Parker-Hannifin
                Corporation                530,261
                                    --------------
                                         9,734,913
                                    --------------

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     MEDIA -- 4.0%
    436,250   AOL Time Warner,
                Inc.+               $   14,003,625
     58,863   Clear Channel
                Communications+          2,996,715
     93,100   Comcast Corporation,
                Class A
                (non-voting)+            3,351,600
    200,908   Disney (Walt)
                Company                  4,162,814
      8,400   Dow Jones & Company,
                Inc.                       459,732
     26,000   Gannett Company,
                Inc.                     1,747,980
     37,200   Interpublic Group of
                Companies, Inc.          1,098,888
      8,300   Knight-Ridder, Inc.          538,919
     19,100   McGraw-Hill, Inc.          1,164,718
      4,900   Meredith Corporation         174,685
     14,900   New York Times
                Company, Class A           644,425
     18,300   Omnicom, Inc.              1,635,105
     10,900   TMP Worldwide, Inc.+         467,610
     29,400   Tribune Company            1,100,442
     20,700   Univision
                Communications,
                Inc.+                      837,522
    174,766   Viacom, Inc., Class
                B+                       7,715,919
                                    --------------
                                        42,100,699
                                    --------------
     METALS & MINING -- 0.7%
     31,650   Alcan Aluminum Ltd.        1,137,184
     83,736   Alcoa, Inc.                2,976,815
      7,913   Allegheny
                Technologies, Inc.         132,543
     52,827   Barrick Gold
                Corporation                842,591
     14,100   Freeport McMoRan
                Copper & Gold,
                Class B+                   188,799
     18,000   Inco Ltd.+                   304,920
     19,305   Newmont Mining
                Corporation                368,919
      7,700   Nucor Corporation            407,792
      7,715   Phelps Dodge
                Corporation                249,966
     32,300   Placer Dome, Inc.            352,393

SHARES                                       VALUE
--------------------------------------------------
     METALS & MINING (CONTINUED)
      8,740   USX-U.S.Steel Group,
                Inc.                $      158,281
      8,325   Worthington
                Industries, Inc.           118,215
                                    --------------
                                         7,238,418
                                    --------------
     MULTILINE RETAIL -- 3.8%
     11,180   Big Lots, Inc.+              116,272
     44,534   Costco Wholesale
                Corporation+             1,976,419
      8,400   Dillard's, Inc.              134,400
     32,581   Dollar General
                Corporation                485,457
     16,900   Family Dollar
                Stores, Inc.               506,662
     19,000   Federated Department
                Stores+                    777,100
     49,100   K-mart Corporation+          268,086
     33,000   Kohl's Corporation+        2,324,520
     29,350   May Department
                Stores Company           1,085,363
     13,200   Nordstrom, Inc.              267,036
     26,000   Penney (J.C.)
                Company, Inc.              699,400
     31,800   Sears, Roebuck &
                Company                  1,514,952
     89,000   Target Corporation         3,653,450
    439,300   Wal-Mart Stores,
                Inc.                    25,281,715
                                    --------------
                                        39,090,832
                                    --------------
     MULTI-UTILITIES -- 0.2%
     34,600   Dynegy, Inc., Class
                A                          882,300
     50,827   Williams Companies,
                Inc.                     1,297,105
                                    --------------
                                         2,179,405
                                    --------------
     OFFICE ELECTRONICS -- 0.1%
     71,000   Xerox Corporation            739,820
                                    --------------
     OIL & GAS -- 5.6%
      8,700   Amerada Hess
                Corporation                543,750
     24,520   Anadarko Petroleum
                Corporation              1,393,962
     13,530   Apache Corporation           674,876
      6,900   Ashland, Inc.                317,952

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     OIL & GAS (CONTINUED)
     19,765   Burlington
                Resources, Inc.     $      741,978
    105,011   ChevronTexaco
                Corporation              9,410,036
     61,626   Conoco, Inc.               1,744,016
     12,372   Devon Energy
                Corporation                478,178
     11,400   EOG Resources, Inc.          445,854
    674,196   Exxon Mobil
                Corporation             26,495,903
      9,837   Kerr-McGee
                Corporation                539,068
     36,800   Occidental Petroleum
                Corporation                976,304
     37,560   Phillips Petroleum
                Company                  2,263,365
    209,300   Royal Dutch
                Petroleum Company,
                NYR                     10,259,886
      7,700   Sunoco, Inc.                 287,518
     24,000   Unocal Corporation           865,680
     30,600   USX-Marathon Group           918,000
                                    --------------
                                        58,356,326
                                    --------------
     PAPER & FOREST PRODUCTS -- 0.5%
      5,700   Boise Cascade
                Corporation                193,857
     22,660   Georgia-Pacific
                Group                      625,643
     47,609   International Paper
                Company                  1,921,023
     10,200   Louisiana Land &
                Exploration
                Company                     86,088
      9,700   Mead Corporation             299,633
     10,050   Westvaco Corporation         285,922
     21,350   Weyerhaeuser Company       1,154,608
     10,800   Willamette
                Industries, Inc.           562,896
                                    --------------
                                         5,129,670
                                    --------------

SHARES                                       VALUE
--------------------------------------------------
     PERSONAL PRODUCTS -- 0.5%
      5,600   Alberto-Culver
                Company, Class B    $      250,544
     23,400   Avon Products, Inc.        1,088,100
    103,920   Gillette Company           3,470,928
                                    --------------
                                         4,809,572
                                    --------------
     PHARMACEUTICALS -- 10.1%
    153,000   Abbott Laboratories        8,529,750
     12,900   Allergan, Inc.               968,145
    130,000   American Home
                Products
                Corporation              7,976,800
    190,740   Bristol-Myers Squibb
                Company                  9,727,740
     17,400   Forest Laboratories,
                Inc.+                    1,425,930
    302,351   Johnson & Johnson         17,868,944
     24,083   King
                Pharmaceuticals,
                Inc.+                    1,014,617
    110,800   Lilly (Eli) &
                Company                  8,702,232
    224,200   Merck & Company,
                Inc.                    13,182,960
    619,625   Pfizer, Inc.              24,692,056
    127,079   Pharmacia
                Corporation              5,419,920
    144,200   Schering-Plough
                Corporation              5,163,802
     10,400   Watson
                Pharmaceuticals,
                Inc.+                      326,456
                                    --------------
                                       104,999,352
                                    --------------
     REAL ESTATE -- 0.2%
     40,800   Equity Office
                Properties Trust         1,227,264
     26,700   Equity Residential
                Properties Trust           766,557
                                    --------------
                                         1,993,821
                                    --------------
     ROAD & RAIL -- 0.4%
     38,089   Burlington Northern
                Santa Fe                 1,086,679
     21,100   CSX Corporation              739,555
     38,000   Norfolk Southern
                Corporation                696,540

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     ROAD & RAIL (CONTINUED)
      5,900   Ryder System, Inc.    $      130,685
     24,500   Union Pacific
                Corporation              1,396,500
                                    --------------
                                         4,049,959
                                    --------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 4.2%
     33,500   Advanced Micro
                Devices, Inc.+             531,310
     38,100   Altera Corporation+          808,482
     35,700   Analog Devices,
                Inc.+                    1,584,723
     80,500   Applied Materials,
                Inc.+                    3,228,050
     29,400   Applied Micro
                Circuits
                Corporation+               332,808
     25,900   Broadcom
                Corporation, Class
                A+                       1,058,533
     25,100   Conexant Systems,
                Inc.+                      360,436
    661,500   Intel Corporation         20,804,175
     18,200   KLA-Tencor
                Corporation+               901,992
     31,200   Linear Technology
                Corporation              1,218,048
     36,200   LSI Logic
                Corporation+               571,236
     31,799   Maxim Integrated
                Products, Inc.+          1,669,766
     59,100   Micron Technology,
                Inc.+                    1,832,100
     17,200   National
                Semiconductor
                Corporation+               529,588
     14,000   Novellus Systems,
                Inc.+                      552,300
     16,200   PMC-Sierra, Inc.+            344,412
      9,000   QLogic Corporation+          400,590
     17,800   Teradyne, Inc.+              536,492
    170,700   Texas Instruments,
                Inc.                     4,779,600
     18,800   Vitesse
                Semiconductor
                Corporation+               233,684
     32,900   Xilinx, Inc.+              1,284,745
                                    --------------
                                        43,563,070
                                    --------------

SHARES                                       VALUE
--------------------------------------------------
     SOFTWARE -- 5.1%
     23,400   Adobe Systems, Inc.   $      726,570
      5,400   Autodesk, Inc.               201,258
     24,057   BMC Software, Inc.+          393,813
     18,500   Citrix Systems,
                Inc.+                      419,210
     56,775   Computer Associates
                International,
                Inc.                     1,958,170
     36,700   Compuware
                Corporation+               432,693
     20,900   Intuit+                      894,102
      8,200   Mercury Interactive
                Corporation+               278,636
    530,800   Microsoft
                Corporation+            35,165,500
     35,700   Novell, Inc.+                163,863
     14,200   NVIDIA Corporation+          949,980
    548,200   Oracle Systems
                Corporation+             7,570,642
     26,000   Parametric
                Technology
                Corporation+               203,060
     29,887   PeopleSoft, Inc.+          1,201,457
     45,600   Siebel Systems,
                Inc.+                    1,275,888
     39,500   VERITAS Software
                Corporation+             1,770,785
                                    --------------
                                        53,605,627
                                    --------------
     SPECIALTY RETAIL -- 2.4%
     10,600   AutoZone, Inc.+              761,080
     28,500   Bed Bath & Beyond,
                Inc.+                      966,150
     20,800   Best Buy Company,
                Inc.+                    1,549,184
     20,500   Circuit City
                Stores -- Circuit
                City Group                 531,975
     84,987   Gap, Inc.                  1,184,719
    230,919   Home Depot, Inc.          11,779,178
     42,164   Limited, Inc.                620,654
     76,340   Lowes Companies,
                Inc.                     3,542,939
     30,300   Office Depot, Inc.+          561,762
     17,700   RadioShack
                Corporation                532,770
     15,200   Sherwin-Williams
                Company                    418,000
     45,450   Staples, Inc.+               849,915
     14,300   Tiffany & Company            450,021

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
     SPECIALTY RETAIL (CONTINUED)
     26,900   TJX Companies, Inc.   $    1,072,234
     19,550   Toys R Us, Inc.+             405,467
                                    --------------
                                        25,226,048
                                    --------------
     TEXTILES & APPAREL -- 0.3%
     12,400   Jones Apparel Group,
                Inc.+                      411,308
      5,100   Liz Claiborne, Inc.          253,725
     26,600   NIKE, Inc., Class B        1,495,984
      5,800   Reebok International
                Ltd.+                      153,700
     10,900   V.F. Corporation             425,209
                                    --------------
                                         2,739,926
                                    --------------
     TOBACCO -- 1.0%
    213,500   Philip Morris
                Companies, Inc.          9,788,975
     16,300   UST, Inc.                    570,500
                                    --------------
                                        10,359,475
                                    --------------
     TRADING COMPANIES & DISTRIBUTORS -- 0.1%
     17,025   Genuine Parts
                Company                    624,818
      9,300   Grainger (W.W.),
                Inc.                       446,400
                                    --------------
                                         1,071,218
                                    --------------
     WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
    249,413   AT&T Wireless
                Services, Inc.+          3,584,065
     78,700   NEXTEL
                Communications,
                Inc.+                      862,552
     97,100   Sprint PCS+                2,370,211
                                    --------------
                                         6,816,828
                                    --------------
TOTAL COMMON STOCKS
  (Cost $809,344,598)                1,031,373,841
                                    --------------
PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. TREASURY BILL -- 0.4%
  (Cost $4,176,194)
$ 4,200,000   3.43%++ due
                2/28/2002**         $    4,176,194
                                    --------------
REPURCHASE AGREEMENT-- 1.2%
  (Cost $12,600,000)
 12,600,000   Agreement with State
                Street Bank and
                Trust Company,
                1.550% dated
                12/31/2001, to be
                repurchased at
                $12,601,085 on
                01/02/2002,
                collateralized by
                $12,860,000 U.S.
                Treasury Bill,
                1.620% maturing
                01/03/2002
                (value
                $12,853,570)            12,600,000
                                    --------------

TOTAL INVESTMENTS
  (Cost $826,120,792*)  100.5%      1,048,150,035
OTHER ASSETS AND
  LIABILITIES (NET)      (0.5)         (5,431,596)
                        -----      --------------
NET ASSETS              100.0%     $1,042,718,439
                        =====      ==============

------------
 * Aggregate cost for Federal tax purposes is $833,189,977.
** Security pledged as collateral for futures contracts.
 + Non-income producing security.
++ Rate represents annualized yield at date of purchase.
 # Amount represents less than 0.1% of net assets.

ABBREVIATION:
NYR -- New York Registered Shares

   NUMBER OF                                     UNREALIZED
   CONTRACTS                                    APPRECIATION
   ---------------------------------------------------------
      FUTURES CONTRACTS -- LONG POSITION
      58     S&P 500 Index March-2002             $117,086
                                                  ========

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Statement of Assets and Liabilities, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

ASSETS:
Investments, at value (Cost $826,120,792)
  See accompanying schedules:
    Securities..............................................    $1,035,550,035
    Repurchase agreements...................................        12,600,000
                                                                --------------
Total Investments...........................................     1,048,150,035
Cash........................................................               179
Interest receivable.........................................               543
Dividends receivable........................................         1,053,347
Receivable for investment securities sold...................           184,447
Receivable for Fund shares sold.............................         2,175,971
Prepaid expenses and other assets...........................            56,700
                                                                --------------
      Total Assets..........................................     1,051,621,222
                                                                --------------
LIABILITIES:
Payable for Fund shares redeemed............................         6,635,001
Variation margin............................................           146,450
Payable for investment securities purchased.................           594,348
Investment advisory fee payable.............................           100,806
Administration fee payable..................................            56,621
Shareholder servicing fees payable..........................            51,842
Distribution fees payable...................................           193,419
Transfer agent fee payable..................................           706,802
Custodian fees payable......................................            58,423
Trustees fees and expenses..................................            19,836
Accrued expenses and other payables.........................           339,235
                                                                --------------
      Total Liabilities.....................................         8,902,783
                                                                --------------
NET ASSETS..................................................    $1,042,718,439
                                                                ==============

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Statement of Assets and Liabilities, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Accumulated net investment less.............................    $      (15,500)
Accumulated net realized loss on investments sold...........       (43,957,284)
Net unrealized appreciation of investments..................       222,146,329
Par value...................................................            43,526
Paid-in capital in excess of par value......................       864,501,368
                                                                --------------
                                                                $1,042,718,439
                                                                ==============
NET ASSETS:
Class A Shares..............................................    $  371,623,951
                                                                ==============
Class B Shares..............................................    $  342,176,751
                                                                ==============
Class K Shares..............................................    $  242,938,160
                                                                ==============
Class Y Shares..............................................    $   85,979,577
                                                                ==============

SHARES OUTSTANDING:
Class A Shares..............................................        15,514,297
                                                                ==============
Class B Shares..............................................        14,281,855
                                                                ==============
Class K Shares..............................................        10,146,827
                                                                ==============
Class Y Shares..............................................         3,583,178
                                                                ==============

CLASS A SHARES:
Net asset value and redemption price per share..............            $23.95
                                                                ==============
Maximum sales charge........................................             2.50%
Maximum offering price per share............................            $24.56
                                                                ==============
CLASS B SHARES:
Net asset value and offering price per share*...............            $23.96
                                                                ==============
CLASS K SHARES:
Net asset value, offering price and redemption price per
  share.....................................................            $23.94
                                                                ==============
CLASS Y SHARES:
Net asset value, offering price and redemption price per
  share.....................................................            $24.00
                                                                ==============

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Statement of Operations, Period Ended December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $    587,305
Dividends (net of foreign withholding tax of $25,616).......       7,245,602
                                                                ------------
      Total Investment Income...............................       7,832,907
                                                                ------------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares............................................         478,812
  Class B Shares............................................       1,705,256
Shareholder servicing fees:
  Class K Shares............................................         307,530
Investment advisory fee.....................................         596,700
Administration fee..........................................         518,196
Transfer agent fee..........................................         750,714
Custodian fees..............................................          82,342
Legal and audit fees........................................          93,667
Trustees' fees and expenses.................................          32,193
Registration and filing fees................................          25,859
Other.......................................................          89,755
                                                                ------------
      Total Expenses........................................       4,681,024
Fees waived by distributor..................................      (1,043,588)
                                                                ------------
Net Expenses................................................       3,637,436
                                                                ------------
NET INVESTMENT INCOME.......................................       4,195,471
                                                                ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss from:
  Security transactions.....................................      (4,480,780)
  Futures contracts.........................................      (6,066,848)
Net change in unrealized appreciation/(depreciation) of:
  Securities................................................     (62,937,899)
  Futures contracts.........................................        (284,175)
                                                                ------------
Net realized and unrealized loss on investments.............     (73,769,702)
                                                                ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(69,574,231)
                                                                ============

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                PERIOD
                                                                ENDED                YEAR
                                                                DECEMBER 31, 2001    ENDED
                                                                (UNAUDITED)          JUNE 30, 2001
                                                                -----------------------------------
Net Investment income.......................................     $    4,195,471      $    8,765,119
Net realized loss on investments sold.......................        (10,547,628)        (14,594,112)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................        (63,222,074)       (225,507,996)
                                                                 --------------      --------------
Net decrease in net assets resulting from operations........        (69,574,231)       (231,336,989)
Dividends to shareholder from net investment income:
  Class A Shares............................................         (1,741,242)         (3,548,887)
  Class B Shares............................................         (1,000,619)         (1,615,087)
  Class K Shares............................................         (1,012,975)         (1,941,624)
  Class Y Shares............................................           (456,135)         (1,619,348)
Distributions to shareholders from net realized gains:
  Class A Shares............................................          --                 (4,415,977)
  Class B Shares............................................          --                 (3,579,536)
  Class K Shares............................................          --                 (2,908,965)
  Class Y Shares............................................          --                 (2,059,168)
Distributions to shareholders in excess of net realized
  gains:
  Class A Shares............................................          --                   (117,719)
  Class B Shares............................................          --                    (95,422)
  Class K Shares............................................          --                    (77,546)
  Class Y Shares............................................          --                    (54,893)
Net increase/(decrease) in net assets from Fund share
  transactions:
  Class A Shares............................................        (20,791,115)            946,730
  Class B Shares............................................         (2,302,064)         36,311,419
  Class K Shares............................................         (7,875,895)         (5,503,526)
  Class Y Shares............................................         (1,965,882)       (159,549,349)
                                                                 --------------      --------------
Net decrease in net assets..................................       (106,720,158)       (381,165,887)
NET ASSETS
Beginning of period.........................................      1,149,438,597       1,530,604,484
                                                                 --------------      --------------
End of period...............................................     $1,042,718,439      $1,149,438,597
                                                                 ==============      ==============
Accumulated net investment loss.............................     $      (15,500)     $           --
                                                                 ==============      ==============

                       See Notes to Financial Statements.

Munder Index 500 Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                  A SHARES
                                           --------------------------------------------------------------------------------------
                                           PERIOD ENDED           YEAR          YEAR          YEAR          YEAR          YEAR
                                           12/31/01               ENDED         ENDED         ENDED         ENDED         ENDED
                                           (UNAUDITED)            6/30/01       6/30/00       6/30/99       6/30/98       6/30/97
                                           --------------------------------------------------------------------------------------
Net asset value, beginning of period...      $  25.57             $  30.71      $  29.29      $  24.45      $  20.94      $ 16.16
                                             --------             --------      --------      --------      --------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................          0.11                 0.21          0.24          0.25          0.31         0.34
Net realized and unrealized gain/(loss)
  on investments.......................         (1.62)               (4.86)         1.69          5.08          5.49         5.04
                                             --------             --------      --------      --------      --------      -------
Total from investment operations.......         (1.51)               (4.65)         1.93          5.33          5.80         5.38
                                             --------             --------      --------      --------      --------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income...         (0.11)               (0.21)        (0.23)        (0.25)        (0.30)       (0.33)
Distributions from net realized
  gains................................            --                (0.27)        (0.28)        (0.24)        (1.99)       (0.27)
Distributions in excess of net realized
  gains................................            --                (0.01)           --            --            --           --
                                             --------             --------      --------      --------      --------      -------
Total distributions....................         (0.11)               (0.49)        (0.51)        (0.49)        (2.29)       (0.60)
                                             --------             --------      --------      --------      --------      -------
Net asset value, end of period.........      $  23.95             $  25.57      $  30.71      $  29.29      $  24.45      $ 20.94
                                             ========             ========      ========      ========      ========      =======
TOTAL RETURN(B)........................         (5.87)%             (15.30)%        6.74%        22.12%        29.61%       33.97%
                                             ========             ========      ========      ========      ========      =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...      $371,624             $419,631      $504,843      $393,278      $205,660      $88,988
Ratio of operating expenses to average
  net assets...........................          0.56%(c)             0.51%         0.50%         0.44%         0.39%        0.39%
Ratio of net investment income to
  average net assets...................          0.92%(c)             0.76%         0.80%         1.08%         1.38%        1.91%
Portfolio turnover rate................             1%                   9%            8%            6%            8%          11%
Ratio of operating expenses to average
  net assets without fee waivers.......          0.66%(c)             0.61%         0.61%         0.60%         0.45%        0.49%

------------
(a) The Munder Index 500 Fund Class A Shares and Class B Shares commenced operations on December 9, 1992 and October 31, 1995, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         B SHARES
------------------------------------------------------------------------------------------
    PERIOD ENDED           YEAR          YEAR          YEAR          YEAR          YEAR
    12/31/01               ENDED         ENDED         ENDED         ENDED         ENDED
    (UNAUDITED)            6/30/01       6/30/00       6/30/99       6/30/98       6/30/97
------------------------------------------------------------------------------------------
      $  25.58             $  30.71      $  29.32      $  24.48      $  20.94      $ 16.16
      --------             --------      --------      --------      --------      -------
          0.07                 0.12          0.13          0.16          0.22         0.29
         (1.62)               (4.85)         1.70          5.09          5.50         5.03
      --------             --------      --------      --------      --------      -------
         (1.55)               (4.73)         1.83          5.25          5.72         5.32
      --------             --------      --------      --------      --------      -------
         (0.07)               (0.12)        (0.16)        (0.17)        (0.19)       (0.27)
            --                (0.27)        (0.28)        (0.24)        (1.99)       (0.27)
            --                (0.01)           --            --            --           --
      --------             --------      --------      --------      --------      -------
         (0.07)               (0.40)        (0.44)        (0.41)        (2.18)       (0.54)
      --------             --------      --------      --------      --------      -------
      $  23.96             $  25.58      $  30.71      $  29.32      $  24.48      $ 20.94
      ========             ========      ========      ========      ========      =======
         (6.04)%             (15.56)%        6.37%        21.71%        29.17%       33.57%
      ========             ========      ========      ========      ========      =======
      $342,177             $368,079      $402,570      $305,955      $132,783      $61,738
          0.91%(c)             0.86%         0.85%         0.77%         0.73%        0.74%
          0.57%(c)             0.41%         0.45%         0.74%         1.03%        1.56%
             1%                   9%            8%            6%            8%          11%
          1.41%(c)             1.36%         1.36%         1.35%         0.80%        0.84%

                       See Notes to Financial Statements.

Munder Index 500 Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                               Y SHARES
                                            -------------------------------------------------------------------------------
                                            PERIOD ENDED    YEAR         YEAR          YEAR          YEAR          YEAR
                                            12/31/01        ENDED        ENDED         ENDED         ENDED         ENDED
                                            (UNAUDITED)     6/30/01      6/30/00       6/30/99       6/30/98       6/30/97
                                            -------------------------------------------------------------------------------
Net asset value, beginning of period....      $ 25.62       $ 30.76      $  29.33      $  24.48      $  20.97      $  16.17
                                              -------       -------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................         0.13          0.35          0.28          0.29          0.34          0.35
Net realized and unrealized gain/(loss)
  on investments........................        (1.62)        (4.96)         1.69          5.08          5.49          5.06
                                              -------       -------      --------      --------      --------      --------
Total from investment operations........        (1.49)        (4.61)         1.97          5.37          5.83          5.41
                                              -------       -------      --------      --------      --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income....        (0.13)        (0.25)        (0.26)        (0.28)        (0.33)        (0.34)
Distributions from net realized gains...           --         (0.27)        (0.28)        (0.24)        (1.99)        (0.27)
Distributions in excess of net realized
  gains.................................           --         (0.01)           --            --            --            --
                                              -------       -------      --------      --------      --------      --------
Total distributions.....................        (0.13)        (0.53)        (0.54)        (0.52)        (2.32)        (0.61)
                                              -------       -------      --------      --------      --------      --------
Net asset value, end of period..........      $ 24.00       $ 25.62      $  30.76      $  29.33      $  24.48      $  20.97
                                              =======       =======      ========      ========      ========      ========
TOTAL RETURN(B).........................        (5.79)%      (15.15)%        6.88%        22.30%        29.76%        34.19%
                                              =======       =======      ========      ========      ========      ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....      $85,980       $93,902      $295,132      $331,755      $320,756      $338,406
Ratio of operating expenses to average
  net assets............................         0.41%(c)      0.36%         0.35%         0.30%         0.29%         0.29%
Ratio of net investment income to
  average net assets....................         1.07%(c)      0.91%         0.95%         1.23%         1.47%         2.01%
Portfolio turnover rate.................            1%            9%            8%            6%            8%           11%
Ratio of operating expenses to average
  net assets without fee waivers........         0.41%(c)      0.36%         0.36%         0.35%         0.35%         0.39%

------------
(a) The Munder Index 500 Fund Class Y Shares commenced operations on December 1, 1991.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Notes to Financial Statements, December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   The Munder Funds Trust ("MFT") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989 and consists of 14 portfolios currently in operation. Information presented in these financial statements pertains only to the Munder Index 500 Fund (the "Fund"). The financial statements for the other funds of MFT are presented in separate reports.

   The Fund offers five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. Class C Shares had not commenced operations as of December 31, 2001. The Financial Highlights of Class K Shares of the Fund are presented in a separate annual report. The Fund is classified as a diversified management investment company under the 1940 Act.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   Security Valuation: Securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by the Board of Trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Board of Trustees determines that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

   Futures Contracts: The Fund may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

   There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Munder Index 500 Fund
        Notes to Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

   Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. World Asset Management, a division of Munder Capital Management ("the Advisor"), reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

   Loans of Portfolio Securities: The Fund may lend portfolio securities, up to 25% of the value of the Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned at the close of business on the preceding business day. These loans are terminable at any time and the Fund will receive any interest or dividends paid on the loaned securities. The Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. This income is reflected on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

   Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of the Fund are prorated among the share classes based on the relative average net assets of each class.

   Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least quarterly (if available) by the Fund. The Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

   Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also utilizes earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

   Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

Munder Index 500 Fund
        Notes to Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

2. INVESTMENT ADVISOR AND OTHER RELATED PARTY TRANSACTIONS

   For its advisory services, the Advisor is entitled to receive a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at an annual rate of 0.20% based on assets up to $250 million; 0.12% based on assets between $250 and $500 million; 0.07% based on assets exceeding $500 million.

   Comerica Inc. ("Comerica"), through its wholly-owned subsidiary Comerica Bank, owns approximately 94% of the Advisor. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica Bank and its customers. Comerica Bank earned $16,051 for its sub-transfer agency and related services to the Fund for the period ended December 31, 2001.

   Each Trustee of MFT is paid an aggregate fee for services provided as a Board member of MFT, The Munder Funds, Inc., The Munder Framlington Funds Trust and St. Clair Funds, Inc. The fee consists of a $68,000 annual retainer ($90,000 for the Chairman) for services in such capacity, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of the Munder @Vantage Fund is paid an annual retainer of $4,000 for services as a Board member plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. No officer, director or employee of the Advisor or Comerica received any compensation from MFT.

3. DISTRIBUTION AND SERVICE PLAN

   The Fund has a Distribution and Service Plan (the "Plan") with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K shares. Under the Plan, the service fees are used primarily to pay securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B and Class C shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

   Comerica Securities, a wholly-owned subsidiary of Comerica, is among the Service Organizations who receive fees from the Fund under the Plan. For the period ended December 31, 2001, the Fund paid $1,866 to Comerica Securities for shareholder services provided to Class A, Class B and Class K shareholders.

   Comerica Bank is among the Service Organizations who receive fees from the Fund under the Plan. For the period ended December 31, 2001, the Fund paid $307,068 to Comerica Bank for shareholder services provided to Class A, Class B and Class K shareholders.

   The contractual rates, as a percentage of average daily net assets, payable under the Plan are as follows:

                                             CLASS A SHARES    CLASS B SHARES    CLASS K SHARES
                                               12B-1 FEES        12B-1 FEES       SERVICE FEES
                                             --------------    --------------    --------------
The Fund.................................        0.25%             1.00%             0.25%

Munder Index 500 Fund
        Notes to Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

   The Distributor voluntarily waived distribution and service fees for the Fund in excess of 0.15% and 0.50% of average net assets for Class A Shares and Class B Shares, respectively. For the period ended December 31, 2001, the waiver amounted to $191,416 for the Class A Shares and $852,172 for the Class B Shares of the Fund.

4. SECURITIES TRANSACTIONS

   Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $19,657,178 and $7,217,973 respectively, for the period ended December 31, 2001.

   At December 31, 2001, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $326,495,749 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $111,535,691.

5. COMMON STOCK

   At December 31, 2001 an unlimited number of shares of beneficial interest $0.001 par value were authorized for the Fund. Changes in shares of beneficial interest for the Fund were as follows:

                                                    PERIOD ENDED                       YEAR ENDED
                                                12/31/01 (UNAUDITED)                     6/30/01
                                            ----------------------------      -----------------------------
CLASS A SHARES:                               SHARES           AMOUNT           SHARES           AMOUNT
---------------                             ----------      ------------      ----------      -------------
Sold....................................     2,374,376      $ 56,054,457       7,488,969      $ 211,981,644
Issued as reinvestment of dividends.....        57,473         1,282,648         190,339          5,390,637
Redeemed................................    (3,326,399)      (78,128,220)     (7,707,113)      (216,425,551)
                                            ----------      ------------      ----------      -------------
Net increase/(decrease).................      (894,550)     $(20,791,115)        (27,805)     $     946,730
                                            ==========      ============      ==========      =============

                                                     PERIOD ENDED                       YEAR ENDED
                                                 12/31/01 (UNAUDITED)                    6/30/01
                                             ----------------------------      ----------------------------
CLASS B SHARES:                                SHARES           AMOUNT           SHARES           AMOUNT
---------------                              ----------      ------------      ----------      ------------
Sold.....................................     1,347,144      $ 31,609,389       3,406,039      $ 94,214,944
Issued as reinvestment of dividends......        26,736           596,737         105,195         3,022,004
Redeemed.................................    (1,483,271)      (34,508,190)     (2,227,833)      (60,925,529)
                                             ----------      ------------      ----------      ------------
Net increase/(decrease)..................      (109,391)     $ (2,302,064)      1,283,401      $ 36,311,419
                                             ==========      ============      ==========      ============

                                                      PERIOD ENDED                      YEAR ENDED
                                                  12/31/01 (UNAUDITED)                   6/30/01
                                               --------------------------      ----------------------------
CLASS K SHARES:                                 SHARES          AMOUNT           SHARES           AMOUNT
---------------                                --------      ------------      ----------      ------------
Sold.......................................     593,574      $ 13,765,232       1,689,137      $ 47,293,704
Issued as reinvestment of dividends........          96             2,154             392            11,195
Redeemed...................................    (925,431)      (21,643,281)     (1,899,630)      (52,808,425)
                                               --------      ------------      ----------      ------------
Net decrease...............................    (331,761)     $ (7,875,895)       (210,101)     $ (5,503,526)
                                               ========      ============      ==========      ============

Munder Index 500 Fund
        Notes to Financial Statements, December 31, 2001 (Unaudited)
                         (Continued)

--------------------------------------------------------------------------------

                                                     PERIOD ENDED                      YEAR ENDED
                                                 12/31/01 (UNAUDITED)                    6/30/01
                                               -------------------------      -----------------------------
CLASS Y SHARES:                                 SHARES         AMOUNT           SHARES           AMOUNT
---------------                                --------      -----------      ----------      -------------
Sold.......................................     250,360      $ 5,997,858       1,244,775      $  35,829,253
Issued as reinvestment of dividends........       1,484           33,178           4,688            132,568
Redeemed...................................    (334,355)      (7,996,918)     (7,177,588)      (195,511,170)
                                               --------      -----------      ----------      -------------
Net decrease...............................     (82,511)     $(1,965,882)     (5,928,125)     $(159,549,349)
                                               ========      ===========      ==========      =============

6. REVOLVING LINE OF CREDIT

   Effective December 19, 2001, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund and other Funds managed by the Advisor participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the fund for which a loan is extended. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum through December 18, 2001 and 0.10% per annum through December 19, 2002 on the daily amount of the unused commitment. During the period ended December 31, 2001 the Fund did not utilize the revolving line of credit and total commitment fees were $6,813.


                                                        THE MUNDER FUNDS

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan
            Arthur T. Porter
OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Melanie Mayo West, Assistant Secretary
            Cherie N. Ugorowski, Treasurer
            David W. Rumph, Assistant Treasurer
            Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR
            World Asset Management, a division of Munder Capital Management 225 East Brown Street, Suite 300
            Birmingham, MI 48009
TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581
ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110
DISTRIBUTOR
            Funds Distributor, Inc.
            60 State Street
            Boston, MA 02109
LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006
INDEPENDENT AUDITORS
            Ernst & Young LLP
            200 Clarendon Street
            Boston, MA 02116

SANNINDEX1201

INVESTMENT ADVISOR: World Asset Management
DISTRIBUTED BY: Funds Distributor, Inc.